                               As filed with the Securities and Exchange Commission on March 1, 2004
                               ---------------------------------------------------------------------

                                                 Securities Act File No. 333-23017
                                             Investment Company Act File No. 811-08085

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                             FORM N-1A

                                      Registration Statement Under The Securities Act of 1933

                                                  Post-Effective Amendment No. 28

                                                                and

                                  Registration Statement Under The Investment Company Act of 1940

                                                          Amendment No. 31

                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                         (Exact Name of Registrant as Specified in Charter)

                                          One Corporate Drive, Shelton, Connecticut 06484
                                          -----------------------------------------------
                                              (Address of Principal Executive Offices) (Zip Code)

                                                           (800) 628-6039
                                                           --------------
                                        (Registrant's Telephone Number, Including Area Code)

                                             RICHARD H. KIRK, ESQ., ASSISTANT SECRETARY
                                                AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                          One Corporate Drive, Shelton, Connecticut 06484
                                          -----------------------------------------------
                                              (Name and Address of Agent for Service)

                                                             Copies to:

                                                        MARGERY NEALE, ESQ.
                                                      SHEARMAN & STERLING, LLP
                                              599 LEXINGTON AVENUE, NEW YORK, NY 10022

                           It is proposed that this filing will become effective (check appropriate space)

                              X    immediately upon filing pursuant to paragraph (b).
                           -------
                           _____   on _______ pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           _____   on _______ pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on _______ pursuant to paragraph (a)(2) of rule 485.
                           _____   on _______ pursuant to paragraph (a)(3) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                               Shares of the Various Classes of American Skandia Advisor Funds, Inc.
                                               (Title of Securities Being Registered)

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                          P R O S P E C T U S
                                             Class A, Class B, Class C and Class X Shares

                                                             March 1, 2004
                                                   ---------------------------------
                                                    ASAF INTERNATIONAL EQUITY FUND
                                             ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND
                                                    ASAF PBHG SMALL-CAP GROWTH FUND
                                                    ASAF DEAM SMALL-CAP GROWTH FUND
                                                   ASAF GABELLI SMALL-CAP VALUE FUND
                                                ASAF GOLDMAN SACHS MID-CAP GROWTH FUND
                                               ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                                                     ASAF INVESCO TECHNOLOGY FUND
                                                   ASAF INVESCO HEALTH SCIENCES FUND
                                                     ASAF PROFUND MANAGED OTC FUND
                                                   ASAF MARSICO CAPITAL GROWTH FUND
                                              ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND
                                                      ASAF LARGE-CAP GROWTH FUND
                                                  ASAF T. ROWE PRICE TAX MANAGED FUND
                                                ASAF SANFORD BERNSTEIN CORE VALUE FUND
                                             ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
                                                 ASAF ALLIANCE GROWTH AND INCOME FUND
                                                   ASAF MFS GROWTH WITH INCOME FUND
                                                   ASAF INVESCO CAPITAL INCOME FUND
                                             ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                                                  ASAF FEDERATED HIGH YIELD BOND FUND
                                                   ASAF PIMCO TOTAL RETURN BOND FUND
                                                        ASAF MONEY MARKET FUND

----------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company received an order from the Securities and Exchange  Commission  permitting its Investment  Manager,  subject to approval by its Board of Directors,  to change  sub-advisors  of each Fund without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Funds."

         Effective  on or about April 12,  2004,  certain  changes  will be made to the names of the Company and the Funds,  and to the share classes of the Funds offered,  as well as to certain shareholder  policies and privileges,  in order to integrate the Company and the Funds with other funds in the Prudential mutual fund complex,  the  JennisonDryden  Funds and the Strategic Partners Funds. In this connection,  effective on or about April 12, 2004,  the name of the Company will be changed to Strategic  Partners  Mutual Funds,  Inc.
from  American  Skandia  Advisor  Funds,  Inc.  Relatedly,  effective on or about April 12,  2004,  each Fund's name will be changed as reflected below.

OLD NAME                                             NEW NAME
--------                                             --------

ASAF INTERNATIONAL EQUITY FUND                       NO CHANGE ON APRIL 12. SUBJECT TO SHAREHOLDER  APPROVAL,  FUND WILL MERGE
                                                              INTO STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND ON OR ABOUT MAY 3, 2004

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND         STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND

ASAF PBHG SMALL-CAP GROWTH FUND                      STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND
ASAF DEAM SMALL-CAP GROWTH FUND                      STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND
ASAF GABELLI SMALL-CAP VALUE FUND                    STRATEGIC PARTNERS SMALL COMPANY FUND

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND               STRATEGIC PARTNERS MID CAP GROWTH FUND

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND             STRATEGIC PARTNERS RELATIVE VALUE FUND

ASAF INVESCO TECHNOLOGY FUND                         STRATEGIC PARTNERS TECHNOLOGY FUND

ASAF INVESCO HEALTH SCIENCES FUND                    STRATEGIC PARTNERS HEALTH SCIENCES FUND

ASAF PROFUND MANAGED OTC FUND                        STRATEGIC PARTNERS MANAGED OTC FUND

ASAF MARSICO CAPITAL GROWTH FUND                     STRATEGIC PARTNERS CAPITAL GROWTH FUND

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND          STRATEGIC PARTNERS CONCENTRATED GROWTH

ASAF LARGE-CAP GROWTH FUND                           STRATEGIC PARTNERS MANAGED LARGE CAP GROWTH FUND
ASAF T. ROWE PRICE TAX MANAGED FUND                           NO  CHANGE  ON APRIL  12.  SUBJECT  TO  SHAREHOLDER  APPROVAL,  FUND WILL
                                                              MERGE INTO STRATEGIC PARTNERS CAPITAL GROWTH FUND ON OR ABOUT MAY 3, 2004

ASAF SANFORD BERNSTEIN CORE VALUE FUND               STRATEGIC PARTNERS CORE VALUE FUND

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND        STRATEGIC PARTNERS MANAGED INDEX 500 FUND

ASAF ALLIANCE GROWTH AND INCOME FUND                 STRATEGIC PARTNERS EQUITY INCOME FUND

ASAF MFS GROWTH WITH INCOME FUND                     STRATEGIC PARTNERS GROWTH WITH INCOME FUND

ASAF INVESCO CAPITAL INCOME FUND                     STRATEGIC PARTNERS CAPITAL INCOME FUND

ASAF AMERICAN CENTURY STRATEGIC BALANCED             STRATEGIC PARTNERS BALANCED FUND
FUND
ASAF FEDERATED HIGH YIELD BOND FUND                  STRATEGIC PARTNERS HIGH YIELD BOND FUND

ASAF PIMCO TOTAL RETURN BOND FUND                    STRATEGIC PARTNERS BOND FUND

ASAF MONEY MARKET FUND                               STRATEGIC PARTNERS MONEY MARKET FUND

                                                     T A B L E O F C O N T E N T S
                                                     -----------------------------

RISK/RETURN SUMMARY

         American Skandia Advisor Funds,  Inc. (the "Company") is comprised of twenty-three  investment  portfolios (the "Funds").  The
Company is  designed  to  provide a wide range of  investment  options.  Each Fund has its own  investment  goal and style  (and,  as a result,  its own level of risk).  Some of the Funds offer  potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk. It is possible to lose money when  investing  even in the most  conservative  of the
Funds.  Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit  Insurance  Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Fund is subject,  and a Fund's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each Fund's  investment style and the risks typically  associated with that style,  it is possible to assess in a general  manner the risks to which a fund will be  subject.  The  following  discussion highlights the investment  strategies and risks of the Funds.  Additional  information about each Fund's potential  investments and its risks is included in this Prospectus under "Investment Programs of the Funds."

International Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

International Equity Fund     Capital growth                 The Fund invests primarily in equity securities of foreign companies.

William Blair                 Capital growth                 The Fund invests primarily in equity securities of foreign
International Growth Fund                                    companies.

Principal Investment Strategies:
-------------------------------

The ASAF  International  Equity  Fund will  invest,  under  normal  circumstances,  at least  80% of the value of its  assets in equity securities.  The Fund seeks to meet its  investment  objective  by  investing  its total  assets in a  diversified  portfolio of equity securities  of  companies  located or  operating  in  developed  non-U.S.  countries  and  emerging  markets  of the world.  The equity securities will ordinarily be traded on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market in the  country  where the issuer is  principally  based,  but may also be traded in other  countries  including  the United  States.  The
Sub-advisor  intends to focus on companies with an  above-average  potential for long-term growth and attractive  relative  valuations.
The Sub-advisor selects companies based on five key factors:  growth,  valuation,  management,  risk, and sentiment.  In addition,  the
Sub-advisor  looks for companies with the following  characteristics:  (1) a distinguishable  franchise on a local,  regional or global basis;  (2) a history of effective  management  demonstrated  by expanding  revenues and earnings  growth;  (3) prudent  financial  and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Fund will  normally  allocate  assets  among a variety of  countries,  regions and  industry  sectors,  investing  in at least five countries outside of the United States. In selecting  countries,  the Sub-advisor  considers such factors as economic growth prospects, monetary and fiscal policies,  political  stability,  currency trends and market liquidity.  The Fund may invest up to 40% of its total assets in any one country and up to 25% of its total  assets in  securities  of issuers  located and  operating  primarily  in emerging market countries.

The ASAF William Blair  International  Growth Fund (to be renamed  Strategic  Partners  International  Growth Fund) will invest,  under normal  circumstances,  at least 80% of the value of its assets in securities of issuers that are economically  tied to countries other than the United States.  Equity  securities  include common  stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable  for  common  or  preferred  stocks.  The Fund has the  flexibility  to  invest  on a  worldwide  basis in  companies  and organizations of any size,  regardless of country of organization or place of principal  business  activity.  The Fund normally invests primarily in securities of issuers from at least five different  countries,  excluding the United States.  Although the Fund intends to invest  substantially  all of its assets in issuers  located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Fund invests  primarily in companies  selected for their growth potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Fund. In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings growth potential  that may not be recognized by the market at large,  regardless of where the companies are organized or where they  primarily conduct business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

Principal Risks:
---------------

o        All of the  international  funds are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The level of risk of the  international  funds will generally be higher than the level of risk associated with domestic equity funds.  Foreign  investments  involve risks such as  fluctuations  in currency  exchange  rates,  unstable  political and economic structures,  reduced  availability of information,  and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.  While none of the international funds invest primarily in companies located in developing  countries, each may invest in those  companies to some degree,  and  investment in developing  countries may  accentuate the risks of foreign investing.

Capital Growth Funds:

Fund:                         Investment Goal:               Primary Investments:
----                          ---------------                -------------------

PBHG Small-Cap Growth Fund    Capital growth                 The Fund invests primarily in common stocks of small
                                                             capitalization U.S. companies.

DeAM Small-Cap Growth Fund    Maximum capital growth         The Fund invests primarily in equity securities of small
                                                             capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Gabelli Small-Cap Value       Long-term capital growth       The Fund invests primarily in stocks and equity-related
Fund                                                         securities of small capitalization U.S. companies that appear to be undervalued.

Goldman Sachs Mid-Cap         Long-term capital growth       The Fund invests primarily in equity securities of
Growth Fund                                                  medium-sized companies.

Neuberger Berman              Capital growth                 The Fund invests primarily in common stocks of medium
Mid-Cap Value Fund                                           capitalization companies.

INVESCO Technology Fund       Capital growth                 The Fund invests primarily in equity securities of companies engaged in technology-related industries.

INVESCO Health Sciences       Growth                         The Fund invests primarily in the equity securities of
Fund                                                         companies that develop, produce or distribute products or
                                                             services related to health care.

ProFund Managed OTC Fund      Provide investment             The Fund invests in equity securities and/or financial
                              results, before fees and       instruments that, in combination, should have similar daily
                              expenses, that correspond      price return characteristics as one and one-quarter times
                              to one and one-quarter         (125%) the NASDAQ-100.  The Fund will utilize financial
                              times (125%) the daily         instruments, such as futures contracts and options, to create
                              performance of the             leverage and may use sampling techniques in seeking its
                              NASDAQ-100 Index               investment objective.

Marsico Capital Growth Fund   Capital growth                 The Fund invests primarily in common stocks, with the
                                                             majority of the Fund's assets in large-cap stocks.
Goldman Sachs Concentrated    Capital growth                 The Fund invests primarily in equity securities of
Growth Fund                                                  approximately 30-45 large-cap companies.

Large-Cap Growth Fund         Maximum capital growth         The Fund invests primarily in equity securities of large
                                                             capitalization companies included in the Russell 1000(R)Growth
                                                             Index

T. Rowe Price Tax Managed     Long-term capital              The Fund invests primarily in large-capitalization stocks
Fund                          appreciation on an             selected mainly from the 1,000 largest U.S. companies
                              after-tax basis

Sanford Bernstein Core        Long-term capital growth       The Fund invests primarily in common stocks of large
Value Fund                                                   capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The ASAF PBHG Small-Cap Growth Fund (to be renamed  Strategic  Partners Small Cap Growth  Opportunity  Fund) will invest,  under normal circumstances,  at least 80% of the value of its  assets in small  capitalization  companies.  For  purposes  of the Fund,  small-sized companies  are those that have market  capitalizations  similar to the market  capitalizations  of the  companies in the Russell  2000(R)
Growth  Index at the time of the Fund's  investment.  The size of the  companies  in the Russell  2000(R)Growth  Index will change with market  conditions.  The  Sub-Advisor  uses its own  fundamental  research,  computer  models  and  proprietary  measures  of growth in determining  which stocks to select for the Fund. The  Sub-Advisor's  investment  strategy seeks to identify  stocks of companies which have strong business momentum,  earnings growth,  superior  management teams as well as stocks of those companies whose earnings growth potential may not be currently  recognized by the market and whose stock may be considered to be  underpriced  using various  financial measurements employed by the sub-advisor, such as price-to-earnings ratios.

The ASAF DeAM  Small-Cap  Growth Fund (to be renamed  Strategic  Partners  Managed  Small Cap Growth  Fund) will  invest,  under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Fund pursues its investment objective by normally investing  primarily in the equity securities of small-sized  companies included in the Russell 2000(R)Growth Index.  Equity securities  include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.
The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)Growth Index through active stock  selection.  The Russell  2000(R)Growth  Index is a market  capitalization  index that  measures the  performance  of  small-sized companies with above average growth  prospects.  As of December 31, 2003,  the average  market  capitalization  of the companies in the
Russell 2000(R)Growth Index was $579 million and the median  market  capitalization  was $461 million.  The size of the companies in the
Russell  2000(R)Growth  Index  will  change  with  market  conditions.  The  targeted  tracking  error of this Fund is 4% with a normal deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For  purposes of this Fund,  the  strategy of  attempting  to correlate  a stock  portfolio's  market risk with that of a  particular  index,  in this case the Russell  2000(R)Growth  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including  earnings  growth rate, analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments,  long-term  capital  appreciation will take precedence over short range market  fluctuations.  However,  the Fund may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

The ASAF Gabelli Small-Cap Value Fund (to be renamed Strategic  Partners Small Company Fund) will invest,  under normal  circumstances, at least 80% of the value of its assets in small capitalization  companies.  The Fund generally defines small capitalization  stocks as stocks of companies with a  capitalization  of $1.5 billion or less.  Reflecting a value approach to investing,  the Fund will seek the stocks of companies whose current stock prices do not appear to reflect their  underlying value as measured by assets,  earnings,  cash flow or business  franchises.  The  Sub-advisor's  research team seeks to identify  companies  that appear to be undervalued by various measures,  and may be  temporarily  out of favor,  but have good  prospects for capital  appreciation.  In selecting  investments,  the
Sub-advisor generally looks to the following:

         (1) Low  price/earnings,  price/book  value or total  capitalization/cash  flow ratios  relative  to the S&P 500(R)Index,  the company's peers, or its own historic norm.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business  through  restructuring  or other means.  The Fund may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

The ASAF  Goldman  Sachs  Mid-Cap  Growth  Fund (to be renamed  Strategic  Partners  Mid Cap Growth  Fund) will  invest,  under  normal circumstances,  at least 80% of the  value of its  assets in  medium  capitalization  companies.  The Fund  pursues  its  objective  by investing  primarily in equity securities  selected for their growth  potential.  Equity  securities  include common stocks,  preferred stocks,  warrants  and  securities  convertible  into or  exchangeable  for  common or  preferred  stocks.  For  purposes  of the Fund, medium-sized companies are those whose market  capitalizations  (measured at the time of investment) fall within the range of companies in the  Standard & Poor's  MidCap 400 Index (the "S&P  400").  The  Sub-advisor  generally  takes a "bottom  up"  approach  to choosing investments for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be  recognized  by the  market at large.  The  Sub-advisor  makes  this  assessment  by  looking  at  companies  one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The ASAF  Neuberger  Berman  Mid-Cap  Value Fund (to be renamed  Strategic  Partners  Relative  Value Fund) will  invest,  under normal circumstances,  at  least  80%  of  the  value  of its  assets  in  medium  capitalization  companies.  Companies  with  equity  market capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the  securities of large-cap  companies as well as in small-cap companies.  The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's  value-oriented  investment  approach,  the  Sub-advisor  looks for  well-managed  companies  whose  stock  prices are undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the  Sub-advisor  may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through  all phases of the  market  cycle.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The  Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected,  or when other opportunities appear more attractive.

The ASAF INVESCO Technology Fund (to be renamed Strategic Partners Technology Fund) will invest, under normal  circumstances,  at least
80% of the value of its assets in securities issued by companies engaged in  technology-related  industries.  These industries include, but are not limited to, applied technology,  biotechnology,  communications,  computers, video, electronics,  Internet, IT services and consulting,  oceanography,  office and factory  automation,  networking,  robotics,  and video.  A portion of the Fund's  assets may be invested  outside of this sector.  The Sub-advisor uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general, the Fund emphasizes strongly managed companies that the Sub-advisor  believes will generate  above-average  growth rates for the next three to five years. The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall economic  conditions.  These companies are usually large,  established  firms that are leaders in their  field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's  portfolio consists of faster-growing, more volatile technology companies that the Sub-advisor believes to be emerging leaders in their fields.

The  ASAF  INVESCO  Health  Sciences  Fund  (to be  renamed  Strategic  Partners  Health  Sciences  Fund)  will  invest,  under  normal circumstances,  at least 80% of the value of its assets in the securities of companies that develop,  produce or distribute products or services  related to health care.  These companies  include,  but are not limited to, medical  equipment or supplies,  pharmaceuticals, health care  facilities,  and applied  research and  development  of new products or  services.  A portion of the Fund's  assets is not required to be invested in the sector.  To determine whether a potential  investment is truly doing business in a particular  sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

The Fund is aggressively  managed.  It primarily invests in equity  securities that the Sub-advisor  believes will rise in price faster than other  securities,  as well as options and other  investments  whose  values are based upon the values of equity  securities.  The
Sub-advisor uses a "bottom up" investment  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

The ASAF ProFund Managed OTC Fund (to be renamed Strategic  Partners Managed OTC Fund) pursues its objective by investing  primarily in securities of companies included in the NASDAQ-100 Index (the  "NASDAQ-100") (or equity securities that, in the Sub-advisor's  opinion, should simulate the daily movement of the NASDAQ-100) and leverage techniques using financial  instruments,  such as futures contracts, options and swaps  relating to the  NASDAQ-100.  The Fund may also use sampling  techniques in seeking its  investment  objective.  The
NASDAQ-100  is a  modified  capitalization-weighted  index  composed  of the  equity  securities  of 100 of the  largest  non-financial companies  listed on the National  Association of Securities  Dealers  Automated  Quotations  System.  The Sub-advisor  will attempt to consistently  use leverage to increase the Fund's  exposure to 125% of the  NASDAQ-100.  If the  Sub-advisor  achieves  this goal,  the value of the Fund's shares will tend to increase on a daily basis,  before fees and  expenses,  by 125% of the value of any increase in the  NASDAQ-100.  When the value of the  NASDAQ-100  declines,  the value of the Fund's shares should also decrease on a daily basis by
125% of the value of any decrease in the Index  (e.g.,  if the  NASDAQ-100  goes down by 5%, the value of the Fund's  shares  should go down by 6.25% on that day).  The Fund does not seek to provide  correlation  with its benchmark  over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results.

The  Sub-advisor  uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation to the  NASDAQ-100, while seeking to remain fully  invested in all market  environments.  While it is not expected that the daily  performance  of the Fund will deviate more than 1%,  before fees and  expenses,  from the Fund's goal of achieving  results  corresponding  to 125% of the daily return of the NASDAQ-100,  certain  factors may affect the Fund's ability to achieve this  correlation.  The  Sub-advisor  will monitor the Fund on an ongoing basis, and make adjustments, as necessary, to minimize tracking error and to maximize liquidity.

The ASAF Marsico  Capital  Growth Fund (to be renamed  Strategic  Partners  Capital Growth Fund) will pursue its objective by investing primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Fund, the Sub-advisor  uses an approach that combines "top down" economic  analysis with "bottom up"
stock selection.  The "top-down"  approach takes into  consideration  such  macro-economic  factors as interest rates,  inflation,  the regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor also examines such factors as the most attractive global investment  opportunities,  industry  consolidation,  and the  sustainability of economic trends. As a result of this
"top down" analysis, the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with  earnings  growth  potential  that may not be recognized by the market at large. In determining  whether a particular  company may be a suitable  investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power, solid fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow,  apparent use of conservative  accounting standards,  and transparent financial disclosure),  strong and ethical management,  apparent commitment to  shareholder  interests  and  reasonable  valuations  in the context of  projected  growth  rates.  This is called  bottom-up  stock selection.

The ASAF Goldman Sachs Concentrated  Growth Fund (to be renamed Strategic Partners  Concentrated Growth Fund) will pursue its objective by investing  primarily in equity  securities.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes have potential to achieve capital appreciation over the long-term.  The Fund seeks to achieve its investment  objective by investing,  under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

The ASAF  Large-Cap  Growth  Fund (to be  renamed  Strategic  Partners  Managed  Large Cap  Growth  Fund)  will  invest,  under  normal circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Fund pursues its investment objective by normally investing  primarily in the equity securities of large sized companies  included in the Russell 1000(R)Growth Index.  Equity securities  include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.
The Russell 1000(R)Growth Index is a market  capitalization  index that measures the  performance of large,  established  companies with above average  growth  prospects.  As of December 31, 2003,  the average  market  capitalization  of the companies in the Russell 1000(R)
Growth Index was approximately  $13.47 billion and the median market  capitalization was approximately  $3.97 billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market conditions.

The Sub-advisor follows a highly disciplined  investment  selection and management process of identifying  companies that show superior absolute and relative earnings growth and also are attractively  valued.  Earnings  predictability and confidence in earnings forecasts are  important  parts of the  selection  process.  Current  income  will not be a  significant  factor in  selecting  investments.  The
Sub-adviser  considers  selling or reducing a stock  position  when,  in the opinion of the  Sub-adviser,  the stock has  experienced a fundamental  disappointment  in  earnings;  it has  reached an  intermediate-term  price  objective  and its  outlook  no longer  seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement

The ASAF T. Rowe Price Tax Managed Fund will invest  primarily in  large-capitalization  stocks  selected mainly from the 1,000 largest
U.S. companies as measured by their  capitalization.  Stock selection is based on a combination of fundamental,  bottom-up analysis and top-down  quantitative  strategies  that seek to identify  companies  with superior  long-term  appreciation  prospects.  Generally the
Sub-advisor  uses a growth  approach to stock  selection,  looking for companies with one or more of the following  characteristics:  a demonstrated ability to consistently increase revenues,  earnings,  and cash flow; capable management;  attractive business niches; and
a sustainable competitive advantage.  Valuation measures,  such as a company's  price/earnings ratio relative to the market and its own growth rate, are also considered.

Generally,  the Fund will limit  exposure  to  high-yielding  stocks.  However,  the payment of  dividends  - even  higher-than-average dividends - does not disqualify a stock from  consideration  for the Fund's  portfolio.  The Fund seeks  long-term  appreciation  while minimizing  taxable  distributions of capital gains and dividends.  This approach is intended to reduce the negative effects of federal taxation  and may  increase  after-tax  returns  compared  with  similar  funds that do not make tax  efficiency  a primary  focus.  To accomplish  the Fund's goal of minimizing  taxable  distributions,  the  Sub-advisor  will strive to avoid  realizing  capital gains by limiting  sales of  existing  holdings.  However,  gains may be  realized  when it is  believed  that the risk of  holding  a  security outweighs tax  considerations.  When gains are taken,  the Sub-advisor  will attempt to offset them with losses from other  securities.
This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

The ASAF Sanford  Bernstein Core Value Fund (to be renamed  Strategic  Partners Core Value Fund) will pursue its objective by investing primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of large  companies  that  appear to be  undervalued.  Among other  things,  the Fund seeks to identify  compelling  buying  opportunities created when companies are  undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects  remain sound.  The  Sub-advisor's  investment  approach is  value-based  and  price-driven,  and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Fund  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The Sub-advisor relates  present  value of each  company's  forecasted  future  cash flow to the  current  price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

All of the  capital  growth  funds are  equity  funds,  and the  primary  risk of each is that the value of the  stocks  they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the  particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

The risk to which the capital  growth funds are subject  depends in part on the size of the companies in which the  particular  fund or portfolio  invests.  Securities of smaller  companies tend to be subject to more abrupt and erratic price  movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the ASAF
PBHG  Small-Cap  Growth  Fund,  the ASAF DeAM  Small-Cap  Growth Fund and the ASAF Gabelli  Small-Cap  Value Fund can be expected to be subject to the highest  degree of risk relative to the other  capital  growth funds.  The ASAF Goldman Sachs Mid-Cap  Growth Fund,  and the ASAF Neuberger  Berman  Mid-Cap Value Fund can be expected to be subject to somewhat less risk, and the ASAF Alliance  Growth Fund, the ASAF Marsico  Capital Growth Fund,  the ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF Large-Cap  Growth Fund, the ASAF T.
Rowe Price Tax Managed Fund, the ASAF Sanford  Bernstein  Core Value Fund, and the ASAF ProFund  Managed OTC Fund to somewhat less risk than the mid-cap  funds.  The ASAF  ProFund  Managed  OTC Fund,  however,  will  likely be subject to a greater  level of risk than the average  large-cap fund because the Fund seeks to magnify its  investment  results  relative to its benchmark  index and because of the relatively  volatile nature of the securities in which it will invest.  The Fund employs leverage and other investment  techniques that may be considered aggressive.

The ASAF Gabelli  Small-Cap  Value Fund,  the ASAF Neuberger  Berman Mid-Cap Value Fund and the ASAF Sanford  Bernstein Core Value Fund
take a value approach to investing,  while the ASAF PBHG Small-Cap  Growth Fund, the ASAF DeAM Small-Cap  Growth Fund, the ASAF Goldman
Sachs  Mid-Cap  Growth  Fund,  the ASAF Alger  All-Cap  Growth Fund,  the ASAF Marsico  Capital  Growth  Fund,  the ASAF Goldman  Sachs
Concentrated  Growth Fund,  the ASAF Large-Cap  Growth Fund,  the ASAF ProFund  Managed OTC Fund and the ASAF T. Rowe Price Tax Managed
Fund take a growth  approach.  Value stocks are believed to be selling at prices lower than what they are actually worth,  while growth stocks are those of companies  that are expected to grow at  above-average  rates.  A fund  investing  primarily in growth  stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

The ASAF  Goldman  Sachs  Concentrated  Growth Fund and the ASAF  ProFund  Managed OTC Fund are  subject to an  additional  risk factor because they may be less  diversified  than most equity funds and,  therefore,  a single  security's  increase or decrease in value may have a greater  impact on these  Funds'  share price and total  return.  Because of this,  these Funds' share prices may be expected to fluctuate  more than  comparable  diversified  funds.  The ASAF ProFund  Managed OTC Fund may also be exposed to technology  investment risk since many of the companies in the NASDAQ-100 Index are technology related companies.

The ASAF  INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences  Fund are subject to  additional  risk factors  because they concentrate  their investments in specific market sectors.  These  investments could experience  sharper price declines than the market as a whole when  conditions are unfavorable for the particular  sector.  Many of the products and services  offered by companies in the technology  sector are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  Many faster growing  health care  companies  have limited  operating  histories and their  potential  profitability  may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices.

Growth and Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Fund invests primarily in common stocks included in the
Index 500 Fund                Stock Index                    S&P 500(R).

Alliance Growth and Income   Long term capital  growth and  The Fund invests  primarily in common stocks that are believed to
Fund                         income                         be  selling  at  reasonable   valuations  in  relation  to  their
                                                            fundamental business prospects.

MFS Growth with Income Fund  Long-term  growth of  capital  The  Fund  invests   primarily  in  common   stocks  and  related
                             with  a  secondary  objective  securities.
                             to  seek  reasonable  current
                             income

INVESCO Capital Income Fund  Capital  growth  and  current  The  Fund  invests  primarily  in   dividend-paying   common  and
                             income                         preferred  stocks,  and  to  a  lesser  extent  in  fixed  income securities.

American Century Strategic   Capital  growth  and  current  The Fund  normally  invests  approximately  60% of its  assets in
Balanced Fund                income                         equity  securities  and the  remainder  in bonds and other  fixed income securities.

Principal Investment Strategies:
-------------------------------

The ASAF Sanford Bernstein Managed Index 500 Fund (to be renamed Strategic  Partners Managed Index 500 Fund) will invest,  under normal circumstances,  at least 80% of its total assets in the  securities  included in the Standard & Poor's 500 Composite  Stock Price Index
(the "S&P 500(R)").  The Fund seeks to  outperform  the S&P 500(R)through  stock  selection  resulting in different  weightings  of common stocks  relative to the index.  The S&P 500(R)is an index of 500 common stocks,  most of which trade on the New York Stock Exchange Inc.
(the "NYSE").

In seeking to  outperform  the S&P 500(R),  the  Sub-advisor  starts with a portfolio  of stocks  representative  of the  holdings of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are  designed to  indicate  whether a  particular  stock will predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the Fund should over-weight,  under-weight  or hold a  neutral  position  in the  stock  relative  to the  proportion  of the S&P 500(R)that the  stock represents.  In addition,  the  Sub-advisor may determine  based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain equity  securities  that are not included in the S&P 500(R)should be held by the
Fund.  The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500(R).

While the Fund attempts to  outperform  the S&P 500(R), it is not expected that any  outperformance  will be  substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

The ASAF Alliance  Growth and Income Fund (to be renamed  Strategic  Partners Equity Income Fund) normally will invest in common stocks
(and securities convertible into common stocks).

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the Fund's assets invested in securities that are selling  at  reasonable  valuations  in  relation  to their  fundamental  business  prospects.  In doing so,  the Fund may  forgo  some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its  objective,  the Fund invests  primarily in the equity  securities  of U.S.  companies  that the  Sub-advisor believes are  undervalued.  The Sub-advisor  believes that, over time,  stock prices (of companies in which the Fund invests) will come to reflect the companies'  intrinsic economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The ASAF MFS Growth with Income Fund (to be renamed  Strategic  Partners  Growth with Income  Fund) will invest,  under  normal  market conditions,  at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,  convertible securities and depositary  receipts.  The stocks in which the Fund invests  generally  will pay dividends.  While the Fund may invest in companies of any size,  the Fund  generally  focuses  on  companies  with  larger  market  capitalizations  that the  Sub-advisor  believes  have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Fund. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The ASAF  INVESCO  Capital  Income Fund (to be renamed  Strategic  Partners  Capital  Income  Fund) seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively  high levels of income and  consistent,  stable  returns.  The Fund normally  will  invest at least 65% of its assets in  dividend-paying  common and  preferred  stocks of domestic  and foreign  issuers.
Equity  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks.

Up to 30% of the Fund's  assets  may be  invested  in equity  securities  that do not pay  regular  dividends.  In  addition,  the Fund normally will have some portion of its assets  invested in debt securities or convertible  bonds.  The Fund may invest up to 25% of its total  assets in  foreign  securities,  including  securities  of issuers in  countries  considered  to be  developing.  These  foreign investments may serve to increase the overall risks of the Fund.

The  Sub-advisor to the ASAF American  Century  Strategic  Balanced Fund (to be renamed  Strategic  Partners  Balanced Fund) intends to maintain  approximately  60% of the Fund's assets in equity  securities  and the remainder in bonds and other fixed income  securities.
For the equity  portion of the Fund, the  Sub-advisor  utilizes  quantitative  management  techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks  stocks,  primarily  the 1,500  largest  publicly  traded companies in the United States  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are determined  by using a computer  model that  combines  measures  of a stock's  value as well as measures  of its growth  potential.  To measure  value,  the  Sub-advisor  uses  ratios of stock  price to book value and stock price to cash flow,  among  others.  To measure growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings  and changes in its  earnings  estimates,  as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio  optimization.  In portfolio  optimization,  the Sub-advisor uses a computer to build a portfolio  of stocks from the ranking  described  above that it thinks will provide the optimal  balance  between risk and expected  return.  The goal is to create an equity  portfolio  that  provides  better  returns than the S&P 500(R)Index without taking on significant additional risk.

The  fixed-income  portion  of the  Fund is  invested  primarily  in a  diversified  portfolio  of  high-grade  government,  corporate, asset-backed and similar securities payable in U.S.  currency.  At least 80% of the fixed-income  assets will be invested in securities that,  at the time of  purchase,  are rated  within  the  three  highest  categories  by a  nationally  recognized  statistical  rating organization.  Up to 20% of the fixed-income  portion may be invested in securities rated in the fourth category,  and up to 15% may be invested in securities rated in the fifth category.

The Sub-advisor will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under normal market conditions, the weighted average maturity of the fixed income portion of the Fund will be in the 3-to 10-year range.

Principal Risks:
---------------

Both equity securities (e.g.,  stocks) and fixed income securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income funds and  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the  growth and  income  funds are  subject  is likely to be  somewhat  less than a fund  investing  exclusively  for  capital  growth.
Nonetheless, the share prices of the growth and income funds can decline substantially.

The ASAF Sanford  Bernstein  Managed Index 500 Fund, the ASAF MFS Growth with Income Fund, and the ASAF Alliance Growth and Income Fund
invest  primarily  in equity  securities.  The ASAF  INVESCO  Capital  Income Fund invests  primarily  in equity  securities,  but will normally invest some of its assets in fixed income  securities.  The ASAF American Century  Strategic  Balanced Fund generally  invests in both equity and fixed income  securities.  The values of equity  securities  tend to fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income  portfolios that invest primarily in equity  securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

Each of the Funds that makes  significant  investments  in fixed income  securities  may invest to some degree in  lower-quality  fixed income  securities,  which are  subject  to greater  risk that the  issuer may fail to make  interest  and  principal  payments  on the securities  when due.  Each of these Funds  generally  invests in  intermediate-  to long-term  fixed income  securities.  Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

The ASAF American  Century  Strategic  Balanced Fund generally  takes a growth  approach to investing in equity  securities,  while the other growth and income funds take a value  approach.  Growth stocks are those of companies that are expected to grow at  above-average rates,  while value stocks are believed to be selling at prices lower than what they are actually  worth.  A fund  investing  primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Because the ASAF Sanford Bernstein  Managed Index 500 Fund invests  primarily in equity  securities  included in the S&P 500(R), and some of these  securities do not produce  income,  the Fund may be subject to a greater level of risk than a fund that invests  primarily in income-producing securities.

Fixed Income Funds:

Fund:                        Investment Goal:               Primary Investments:
----                         ---------------                -------------------

Federated High Yield Bond    High current income            The  Fund  invests   primarily  in  lower-quality   fixed  income
Fund                                                        securities.

PIMCO Total Return Bond      Maximize     total    return,  The  Fund  invests  primarily  in  higher-quality   fixed  income
Fund                         consistent with  preservation  securities  of varying  maturities,  so that the Fund's  expected
                             of capital                     average duration will be from three to six years.

Money Market Fund            Maximize  current  income and  The   Fund   invests   in    high-quality,    short-term,    U.S.
                             maintain   high   levels   of  dollar-denominated instruments.
                             liquidity

Principal Investment Strategies:
-------------------------------

The ASAF  Federated  High  Yield  Bond Fund (to be renamed  Strategic  Partners  High  Yield  Bond  Fund)  will  invest,  under  normal circumstances,  at least 80% of the value of its assets in  corporate  fixed  income  securities  that are BBB and below in  Standard &
Poor's  rating or Baa and below in Moody's  rating.  The Fund will  invest  primarily  in fixed  income  securities  which may  include preferred stocks,  convertible  securities,  bonds,  debentures,  notes, equipment lease certificates and equipment trust certificates.
There is no lower limit on the rating of securities  in which the Fund may invest.  The Fund may purchase or hold  securities  rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations  and other sources,  and may have discussions with the issuer's  management or other investment  analysts  regarding  issuers.  The  Sub-advisor's credit analysis will consider the issuer's financial  soundness,  its  responsiveness to changing business and market  conditions,  and its anticipated  cash flow and earnings.  In evaluating an issuer,  the Sub-advisor  places special  emphasis on the estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

         Economic Analysis.  The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

The ASAF PIMCO Total Return Bond Fund (to be renamed Strategic Partners Bond Fund) will invest,  under normal  circumstances,  at least
80% of the value of its assets in fixed income securities.  Fixed income securities include:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Fund  holdings  will be  concentrated  in areas of the bond  market that the  Sub-advisor  believes to be  relatively  undervalued.  In selecting  fixed income  securities,  the  Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities selection techniques.  The proportion of the Fund's assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the
Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Fund will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Fund  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund can and routinely does invest in certain complex fixed income securities  (including  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed income  funds do not utilize.  The Fund may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds")  (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The ASAF Money Market Fund (to be renamed Strategic  Partners Money Market Fund) will invest in high-quality,  short-term,  U.S. dollar denominated corporate,  bank and government  obligations.  Under the regulatory requirements applicable to money market funds, the Fund must maintain a weighted average  portfolio  maturity of not more than 90 days and invest in securities that have effective  maturities of not more than 397 days. In addition,  the Fund will limit its  investments to those  securities  that, in accordance with guidelines adopted by the Directors of the Company,  present  minimal credit risks.  The Fund will not purchase any security  (other than a United
States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

The risk of a fund investing  primarily in fixed income  securities is determined  largely by the quality and maturity  characteristics of its  portfolio  securities.  Lower-quality  fixed  income  securities  are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due.  Fixed income  securities  with longer  maturities  (or  durations)  are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

As a fund that invests primarily in lower-quality  fixed income securities,  the ASAF Federated High Yield Bond Fund will be subject to a level of risk that is high  relative to other fixed income  funds,  and which may be  comparable to or higher than some equity funds.
Like equity securities,  lower-quality  fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality  fixed income  securities.  An economic  downturn may adversely  affect the value of lower-quality  securities,  and the trading market for such securities is generally less liquid than the market for higher-quality securities.

As a fund that invests  primarily in  high-quality  fixed income  securities  of medium  duration,  the level of risk to which the ASAF
PIMCO Total Return Bond Fund is subject can be expected to be less than most equity  funds.  Nonetheless,  the fixed income  securities held by the Fund can  decline in value  because of changes  in their  quality,  in market  interest  rates,  or for other  reasons.  In addition,  while the complex  fixed  income  securities  invested in and  investment  practices  engaged in by the Fund are designed to increase its return or hedge its investment, these securities and practices may increase the risk to which the Fund is subject.

The ASAF Money Market Fund seeks to preserve the value of your  investment at $1.00 per share,  but it is still  possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any
other  government  agency.  For  instance,  the issuer or  guarantor  of a portfolio  security  or the other party to a contract  could default on its  obligation,  and this could cause the Fund's net asset value to fall below $1. In  addition,  the income  earned by the
Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate environment,  the yield for the Fund, after deduction of operating  expenses,  may be negative even though the yield before deducting such expenses is positive.  A negative  yield may also cause the Fund's net asset value to fall below $1. The Investment  Manager may decide to reimburse  certain of these  expenses to the Fund in order to maintain a positive  yield,  however it is under no  obligation to do so and may cease doing so at any time without prior notice.

PAST PERFORMANCE

         The bar  charts  show the  performance  of the Class A shares of each  Fund for each full  calendar  year the Fund has been in operation.  The first table below each bar chart shows each such  Fund's  best and worst  quarters  during the periods  included in the bar chart.  The second  table  shows the  average  annual  total  returns  before  taxes for each Class of each Fund for 2003 and since inception,  as well as the average annual total returns after taxes on distributions  and after taxes on distributions  and redemptions for Class A shares of each Fund (other than the ASAF Money Market Fund) for 2003 and since inception.

         This  information may help provide an indication of each Fund's risks by showing changes in performance  from year to year and by comparing the Fund's  performance  with that of a broad-based  securities  index.  The average annual figures reflect sales charges;
the other figures do not, and would be lower if they did. All figures  assume  reinvestment  of dividends.  Past  performance  does not necessarily indicate how a Fund will perform in the future.

ASAF INTERNATIONAL EQUITY FUND*
29.11%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-22.93%
-18.68%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 15.40%, 4th Quarter 2003	Down 18.34%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	21.64%	-10.87%	N/A
Return After Taxes on Distributions	21.64%	-10.87%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	-8.96%	N/A
Class B			
Return Before Taxes	22.57%	-10.63%	N/A
Class C			
Return Before Taxes	27.40%	-10.26%	N/A
Class X			
Return Before Taxes	25.64%	-10.32%	N/A
Index			
Morgan Stanley Capital International (MSCI) EAFE Index	38.59%	-2.87%	N/A

*Between December 10, 2001 and December 1, 2003, the Fund was known as the ASAF Strong International Equity Fund and Strong Capital Management, Inc. served as the Sub-advisor to the Fund. Prior to December 10, 2001, the Fund was known as the ASAF AIM International Equity Fund and A I M Capital Management, Inc. served as the Sub-advisor to the Fund.

** Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

17

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND*

90.00%
70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
15.70%
75.54%
-24.92%
-25.68%
-26.31%
40.92%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 55.63%, 4th Quarter 1999	Down 21.42%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	32.82%	-0.68%	1.74%
Return After Taxes on Distributions	32.83%	-0.98%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	21.34%	-0.74%	1.35%
Class B			
Return Before Taxes	34.18%	-0.55%	1.93%
Class C			
Return Before Taxes	37.81%	-0.13%	2.28%
Class X			
Return Before Taxes	37.66%	-0.23%	2.37%
Index			
Morgan Stanley Capital International (MSCI) EAFE Index	38.59%	-0.05%	3.04%

** Inception date: December 31, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

18

ASAF PBHG SMALL-CAP GROWTH FUND*

131.71%
150.00%
100.00%
50.00%
0.00%
-50.00%
5.49%
-44.68%
-7.72%
-35.20%
45.31%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 73.02% 4th Quarter 1999	Down 30.45%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	36.97%	1.13%	2.03%
Return After Taxes on Distributions	36.97%	1.10%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	24.03%	0.95%	1.74%
Class B			
Return Before Taxes	38.50%	1.31%	2.22%
Class C			
Return Before Taxes	43.19%	1.67%	2.37%
Class X			
Return Before Taxes	41.96%	1.58%	2.47%
Index			
Russell 2000 Index	47.25%	7.13%	6.06%

*Between January 1, 1999 and September 14, 2001, the ASAF PBHG Small-Cap Growth Fund was known as the ASAF Janus Small-Cap Growth Fund, and Janus Capital Management LLC served as Sub-advisor to the Fund. Prior to January 1, 1999, the Fund was known as the ASAF Founders Small Capitalization Fund, and Founders Asset Management LLC served as Sub-advisor to the Fund.

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

19

ASAF DeAM SMALL-CAP GROWTH FUND*
(to be renamed Strategic Partners Managed Small Cap Growth Fund on or about April 12, 2004)
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-28.49%
-27.31%
48.21%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 21.61%, 2nd Quarter 2003	Down 28.72%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	39.63%	-16.76%	N/A
Return After Taxes on Distributions	39.63%	-16.76%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	25.76%	-13.61%	N/A
Class B			
Return Before Taxes	41.28%	-16.59%	N/A
Class C			
Return Before Taxes	45.89%	-15.89%	N/A
Class X			
Return Before Taxes	45.40%	-16.20%	N/A
Index			
Russell 2000 Index	48.54%	0.39%	N/A

** Inception date: March 1, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

20

ASAF GABELLI SMALL-CAP VALUE FUND*

40.00%
20.00%
0.00%
-20.00%
-11.84%
0.18%
23.43%
6.60%
-10.05%
39.17%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 19.42%, 2nd Quarter 2003	Down 19.57%, 3rd Quarter 1998

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	31.13%	9.40%	6.01%
Return After Taxes on Distributions	31.13%	8.84%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	20.23%	7.82%	4.92%
Class B			
Return Before Taxes	32.46%	9.73%	6.22%
Class C			
Return Before Taxes	37.01%	9.98%	6.31%
Class X			
Return Before Taxes	35.77%	10.16%	6.52%
Index			
Russell 2000 Index	47.25%	7.13%	6.06%

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

21

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND*

50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
-41.25%
-28.27%
30.52%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 18.31%, 2nd quarter 2003	Down 27.89%, 3rd quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	22.94%	-25.41%	N/A
Return After Taxes on Distributions	22.94%	-25.43%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	-20.30%	N/A
Class B			
Return Before Taxes	23.84%	-25.13%	N/A
Class C			
Return Before Taxes	28.25%	-24.50%	N/A
Class X			
Return Before Taxes	27.03%	-24.86%	N/A
Index			
Standard & Poor's 400 Index	35.62%	2.91%	N/A

** Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

22

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

35.26%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
14.94%
25.92%
-2.69%
-10.74%
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 14.70%, 2nd Quarter 2003	Down 14.64%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	27.45%	10.07%	10.90%
Return After Taxes on Distributions	27.29%	9.83%	10.65%
Return After Taxes on Distributions and Sale of Fund Shares	18.06%	8.65%	9.40%
Class B			
Return Before Taxes	28.66%	10.40%	11.36%
Class C			
Return Before Taxes	33.22%	10.44%	11.38%
Class X			
Return Before Taxes	31.77%	10.78%	11.82%
Index			
Standard & Poor's 400 Index	35.62%	9.21%	15.71%

* Inception date: August 19, 1998

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

23

ASAF INVESCO TECHNOLOGY FUND

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-44.63%
-47.17%
43.37%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 36.90%, 4th Quarter 2001	Down 40.83%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	35.10%	-33.08%	N/A
Return After Taxes on Distributions	35.10%	-33.09%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	22.81%	-25.66%	N/A
Class B			
Return Before Taxes	36.71%	-33.04%	N/A
Class C			
Return Before Taxes	41.03%	-32.34%	N/A
Class X			
Return Before Taxes	39.90%	-32.67%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-7.49%	N/A

* Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

24

ASAF INVESCO HEALTH SCIENCES FUND

27.64%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2002
2003

BEST QUARTER	WORST QUARTER
Down 13.52% 2nd Quarter 2003	Down 9.54% 2nd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	20.34%	2.44%	N/A
Return After Taxes on Distributions	20.34%	2.44%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.22%	2.08%	N/A
Class B			
Return Before Taxes	20.98%	2.75%	N/A
Class C			
Return Before Taxes	25.64%	3.78%	N/A
Class X			
Return Before Taxes	23.95%	3.72%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

25

ASAF PROFUND MANAGED OTC FUND*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-43.21%
-47.18%
61.01%
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 44.02%, 4th Quarter 2001	Down 44.79%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	51.48%	-34.97%	N/A
Return After Taxes on Distributions	51.48%	-34.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	33.46%	-26.90%	N/A
Class B			
Return Before Taxes	54.13%	-34.63%	N/A
Class C			
Return Before Taxes	57.50%	-34.11%	N/A
Class X			
Return Before Taxes	57.98%	-34.35%	N/A
Index			
NASDAQ-100 Index	49.12%	-26.40%	N/A

*Prior to March 1, 2001, the ASAF ProFund Managed OTC Fund was known as the ASAF Rydex Managed OTC Fund, and Rydex Global Advisors served as Sub-advisor to the Fund.

** Inception date: September 11, 2000

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

26

ASAF MARSICO CAPITAL GROWTH FUND

52.87%
-16.11%
-20.71%
-16.42%
31.35%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 32.72%, 4th Quarter 1999	Down 17.20%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	23.85%	1.19%	4.23%
Return After Taxes on Distributions	23.85%	1.19%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	15.51%	1.01%	3.64%
Class B			
Return Before Taxes	24.70%	1.35%	4.55%
Class C			
Return Before Taxes	29.32%	1.51%	4.63%
Class X			
Return Before Taxes	27.78%	1.63%	4.99%
Index			
Standard & Poor's 500 Index	28.67%	1.78%	N/A

* Inception date: August 19, 1998

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

27

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND*

59.91%
50.31%
-29.05%
-28.59%
-31.53%
24.41%
70.00%
20.00%
-30.00%
-80.00%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 32.68%, 4th Quarter 1999	Down 24.27%, 3rd Quarter 2001

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	17.25%	-9.22%	-0.15%
Return After Taxes on Distributions	17.26%	-9.22%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	-7.59%	-0.14%
Class B			
Return Before Taxes	17.77%	-9.14%	0.01%
Class C			
Return Before Taxes	22.66%	-8.80%	0.12%
Class X			
Return Before Taxes	20.69%	-8.87%	0.26%
Index			
Standard & Poor's 500 Index	28.67%	-0.57%	3.92%

*Prior to November 11, 2002, the ASAF Goldman Sachs Concentrated Growth Fund was known as the ASAF Janus Capital Growth Fund and Janus Capital Management LLC served as its Sub-advisor.

** Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Part of the historical performance of the Fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the Fund. The effect of IPOs on the Fund's performance depends on a variety of factors including the number of IPOs that the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. Although Funds may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

28

ASAF LARGE-CAP GROWTH FUND*

26.58%
40.00%
30.00%
20.00%
10.00%
0.00%
2003

BEST QUARTER	WORST QUARTER
Up 14.83%, 2nd Quarter 2003	Down 2.86%, 1st Quarter 2003

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Year (or since inception**)	10 Years
Return Before Taxes	19.31%	-2.40%	N/A
Return After Taxes on Distributions	17.00%	-3.54%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.98%	-2.17%	N/A
Class B			
Return Before Taxes	19.80%	-2.16%	N/A
Class C			
Return Before Taxes	24.68%	0.00%	N/A
Class X			
Return Before Taxes	22.12%	-1.08%	N/A
Index			
Standard & Poor's 500 Index	28.67%	3.80%	N/A

*Prior to February 2, 2004, the ASAF Large-Cap Growth Fund was known as the ASAF DeAM Large-Cap Growth Fund and Deutsche Asset Management, Inc. served as its Sub-advisor.

**Inception date: May 1, 2002.

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

29

ASAF T. ROWE PRICE TAX MANAGED FUND

28.08%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2002
2003

BEST QUARTER	WORST QUARTER
Up 15.66%, 2nd Quarter 2003	Down 16.65%, 2nd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	20.79%	-2.90%	N/A
Return After Taxes on Distributions	20.79%	-2.90%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.52%	-2.46%	N/A
Class B			
Return Before Taxes	21.42%	-2.77%	N/A
Class C			
Return Before Taxes	26.05%	-1.67%	N/A
Class X			
Return Before Taxes	24.49%	-1.95%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

30

ASAF SANFORD BERNSTEIN CORE VALUE FUND
(to be renamed Strategic Partners Core Value Fund on or about April 12, 2004)
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-13.12%
29.35%
2002
2003

BEST QUARTER	WORST QUARTER
Up 16.34%, 2nd Quarter 2003	Down.19.17%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years (or since inception)
Return Before Taxes	21.95%	4.14%	N/A
Return After Taxes on Distributions	21.69%	3.86%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.27%	3.36%	N/A
Class B			
Return Before Taxes	22.80%	4.55%	N/A
Class C			
Return Before Taxes	27.42%	5.43%	N/A
Class X			
Return Before Taxes	25.76%	5.43%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-2.21%	N/A

* Inception date: March 1, 2001

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

31

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND*

26.55%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-8.89%
-9.84%
-21.25%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.61%, 2nd Quarter 2003	Down 17.22%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception**)	10 Years
Return Before Taxes	19.32%	-4.28%	N/A
Return After Taxes on Distributions	19.32%	-4.28%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	-3.60%	N/A
Class B			
Return Before Taxes	19.77%	-4.04%	N/A
Class C			
Return Before Taxes	24.49%	-3.57%	N/A
Class X			
Return Before Taxes	22.80%	-3.73%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-3.35%	N/A

** Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

32

ASAF ALLIANCE GROWTH AND INCOME FUND*

40.00%
20.00%
0.00%
-20.00%
-40.00%
13.94%
15.26%
5.41%
-1.14%
-24.31%
31.81%
1998
1999
2000
2001
2002
2003

BEST QUARTER	Worst Quarter
Up 17.73%, 2nd Quarter 2003	Down 18.67%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception**)
Return Before Taxes	24.19%	2.62%	4.29%
Return After Taxes on Distributions	24.19%	2.25%	3.94%
Return After Taxes on Distributions and Sale of Fund Shares	15.73%	2.08%	3.53%
Class B			
Return Before Taxes	25.18%	2.81%	4.58%
Class C			
Return Before Taxes	29.71%	2.99%	4.66%
Class X			
Return Before Taxes	28.24%	3.13%	4.99%
Index			
Standard & Poor's 500 Index	28.67%	-4.05%	3.79%

** Inception date: December 31, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

33

ASAF MFS GROWTH WITH INCOME FUND

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
0.58%
-16.15%
-22.13%
21.50%
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.52%, 2nd Quarter 2003	Down 16.12%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years (or since inception*)	10 Years
Return Before Taxes	14.58%	-5.69%	N/A
Return After Taxes on Distributions	14.58%	-5.69%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	9.48%	-4.77%	N/A
Class B			
Return Before Taxes	14.93%	-5.42%	N/A
Class C			
Return Before Taxes	19.68%	-4.96%	N/A
Class X			
Return Before Taxes	17.83%	-5.12%	N/A
Index			
Standard & Poor's 500 Index	28.67%	-3.35%	N/A

* Inception date: November 1, 1999

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

34

ASAF INVESCO CAPITAL INCOME FUND

20.00%
10.00%
0.00%
-10.00%
-20.00%
15.98%
12.03%
5.88%
-8.83%
-17.93%
18.65%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 12.89%, 4th Quarter 1998, 2nd Quarter 2003	Down 15.98%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	11.86%	0.01%	3.83%
Return After Taxes on Distributions	11.56%	-0.54%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	7.70%	-0.31%	2.97%
Class B			
Return Before Taxes	12.08%	0.17%	4.06%
Class C			
Return Before Taxes	16.85%	0.55%	4.18%
Class X			
Return Before Taxes	14.90%	0.47%	4.32%
Index			
Standard & Poor's 500 Index	28.67%	-4.05%	3.92%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

35

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

19.84%
12.38%
-3.42%
-4.45%
-10.07%
18.37%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 13.59%, 4th Quarter 1998	Down 8.88%, 3rd Quarter 2002

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	11.57%	0.95%	3.93%
Return After Taxes on Distributions	11.10%	0.33%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	0.43%	3.03%
Class B			
Return Before Taxes	11.90%	1.11%	4.11%
Class C			
Return Before Taxes	16.58%	1.47%	4.22%
Class X			
Return Before Taxes	14.60%	1.41%	4.37%
Blended Index			
(60% Standard & Poor's 500, 40% Lehman Brothers Government/Credit Index)**	18.76%	2.70%	5.71%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

36

ASAF FEDERATED HIGH YIELD BOND FUND

30.00%
20.00%
10.00%
0.00%
-10.00%
14.90%
2.68%
-9.25%
1.69%
1.97%
21.76%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 7.76%, 2nd Quarter 2003	Down 7.21%, 4th Quarter 2000

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	16.59%	2.42%	3.00%
Return After Taxes on Distributions	13.53%	-1.03%	-0.27%
Return After Taxes on Distributions and Sale of Fund Shares	10.61%	-0.14%	0.47%
Class B			
Return Before Taxes	15.18%	2.49%	3.06%
Class C			
Return Before Taxes	19.87%	2.58%	3.01%
Class X			
Return Before Taxes	17.89%	2.83%	3.35%
Index			
Index: Merrill Lynch High Yield Index	28.13%	5.02%	5.48%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

37

ASAF PIMCO TOTAL RETURN BOND FUND

15.00%
10.00%
5.00%
0.00%
-5.00%
7.67%
-1.12%
10.34%
7.82%
8.68%
4.74%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 5.64%, 3rd Quarter 2001	Down 1.04%, 2nd Quarter 1999

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	1 Year	5 Years	10 Years (or since inception*)
Return Before Taxes	0.26%	5.10%	6.51%
Return After Taxes on Distributions	-1.39%	2.88%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	3.01%	4.32%
Class B			
Return Before Taxes	-1.70%	5.19%	5.84%
Class C			
Return Before Taxes	2.20%	5.53%	5.96%
Class X			
Return Before Taxes	6.95%	5.93%	5.88%
Index			
LB Aggregate Index	4.10%	6.62%	7.08%

* Inception date: July 28, 1997

After-tax returns are shown for Class A shares only. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

38

ASAF MONEY MARKET FUND*

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.92%
3.63%
5.11%
2.88%
0.53%
0.50%
1998
1999
2000
2001
2002
2003

BEST QUARTER	WORST QUARTER
Up 1.55%, 3rd quarter 2000	Up 0.12, 2nd Quarter 2002, 1 Quarter 2003

	CLASS A	CLASS B	CLASS C	CLASS X
7-day yield (as of 12/31/03)	0.50%	0.00%	0.00%	0.00%

*Prior to September 22, 2001, the ASAF Money Market Fund was known as the ASAF JPM Money Market Fund and J. P. Morgan Investment Management, Inc. served as Sub-advisor to the Fund.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2003

Class A	**1 Year**	**5 Years**	**10 Years (or since inception**)**
Return Before Taxes	0.50%	2.51%	2.81%

** Inception date: July 28, 1997

39

EXPENSE INFORMATION
(THESE EXPENSES ARE EFFECTIVE UNTIL ON OR ABOUT APRIL 12, 2004)

..........The maximum  transaction costs and total annual operating  expenses  associated with investing in Class A, Class B, Class C or
Class X shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:
(fees paid directly from your investment)
                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                          (other than Class A shares of
                                                                                                 Money Market Fund)(1)
                                              Class A      Class B & X     Class C          Class A    Class B & X    Class C
                                              -------      -----------     -------          -------    -----------    -------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None           None             5.75%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(2)       6.00%(3)       1.00%(3)         None(2)
(Load) (as % of original purchase                                                                      6.00%(3)     1.00%(3)
price)
Redemption Fee                                  None(4)       None(4)        None(4)          None(4)      None(4)      None(4)
Exchange Fee                                    None          None           None             None         None         None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, in %)
ASAF Fund:                       Management                     Other       Total Annual      Fee     Waivers  Net Annual  Fund
                                 Fees             Distribution  Expenses    Fund Operating    and     Expense  Operating
                                                 And Service                Expenses          Reimbursement(6) Expenses
                                                 (12b-1)
                                                 Fees(5)
-------------------------------- --------------- -------------- ----------- ----------------- ---------------- -----------------
International Equity
     Class A                             1.10            0.50        1.10         2.70              (0.60)             2.10
     Class B                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class C                             1.10            1.00        1.12         3.22              (0.62)             2.60
     Class X                             1.10            1.00        1.13         3.23              (0.63)             2.60
William Blair Intl Growth
     Class A                             1.00            0.50        0.86         2.36              (0.26)             2.10
     Class B                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class C                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class X                             1.00            1.00        0.86         2.86              (0.26)             2.60
PBHG Small-Cap Growth
     Class A                             0.90            0.50        0.87         2.27              (0.47)             1.80
     Class B                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class C                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class X                             0.90            1.00        0.87         2.77              (0.47)             2.30
DeAM Small-Cap Growth
     Class A                             0.95            0.50        1.15         2.60              (0.70)             1.90
     Class B                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class C                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class X                             0.95            1.00        1.16         3.11              (0.71)             2.40
Gabelli Small-Cap Value
     Class A                             1.00            0.50        0.67         2.17              (0.27)             1.90
     Class B                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class C                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class X                             1.00            1.00        0.67         2.67              (0.27)             2.40
Goldman Sachs Mid-Cap Growth
     Class A                             1.00            0.50        1.55         3.05              (1.15)             1.90
     Class B                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class C                             1.00            1.00        1.54         3.54              (1.14)             2.40
     Class X                             1.00            1.00        1.54         3.54              (1.14)             2.40

Neuberger Berman Mid-Cap Value
     Class A                             0.90            0.50        0.61         2.01              (0.16)             1.85
     Class B                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class C                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class X                             0.90            1.00        0.62         2.52              (0.17)             2.35
INVESCO Technology
     Class A                             1.00            0.50        1.77         3.27              (1.37)             1.90
     Class B                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class C                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class X                             1.00            1.00        1.78         3.78              (1.38)             2.40
INVESCO Health Sciences
     Class A                             1.00            0.50        1.62         3.12              (1.22)             1.90
     Class B                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class C                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class X                             1.00            1.00        1.62         3.62              (1.22)             2.40
ProFund Managed OTC
     Class A                             0.85            0.50        1.07         2.42              (0.67)             1.75
     Class B                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class C                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class X                             0.85            1.00        1.07         2.92              (0.67)             2.25
Marsico Capital Growth
     Class A                             1.00            0.50        0.51         2.01              (0.21)             1.80
     Class B                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class C                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class X                             1.00            1.00        0.51         2.51              (0.21)             2.30
Goldman Sachs
Concentrated Growth
     Class A                             1.00            0.50        0.76         2.26              (0.51)             1.75
     Class B                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class C                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class X                             1.00            1.00        0.76         2.76              (0.51)             2.25
Large-Cap Growth
     Class A                             0.90            0.50        12.78        14.18             (12.51)            1.67
     Class B                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class C                             0.90            1.00        13.09        14.99             (12.82)            2.17
     Class X                             0.90            1.00        9.72         11.62             (9.45)             2.17
T. Rowe Price Tax Managed
     Class A                             0.95            0.50        2.74         4.19              (2.39)             1.80
     Class B                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class C                             0.95            1.00        2.75         4.70              (2.40)             2.30
     Class X                             0.95            1.00        2.78         4.73              (2.43)             2.30
Sanford Bernstein Core Value
     Class A                             0.85            0.50        0.86         2.21              (0.51)             1.70
     Class B                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class C                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class X                             0.85            1.00        0.87         2.72              (0.52)             2.20
Sanford Bernstein
Managed Index 500
     Class A                             0.80            0.50        0.54         1.84              (0.34)             1.50
     Class B                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class C                             0.80            1.00        0.55         2.35              (0.35)             2.00
     Class X                             0.80            1.00        0.55         2.35              (0.35)             2.00

Alliance Growth and Income
     Class A                             1.00            0.50        0.59         2.09              (0.44)             1.65
     Class B                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class C                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class X                             1.00            1.00        0.59         2.59              (0.44)             2.15
MFS Growth with Income
     Class A                             1.00            0.50        0.98         2.48              (0.68)             1.80
     Class B                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class C                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class X                             1.00            1.00        0.98         2.98              (0.68)             2.30
INVESCO Capital Income
     Class A                             0.75            0.50        0.60         1.85              (0.18)             1.67
     Class B                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class C                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class X                             0.75            1.00        0.60         2.35              (0.18)             2.17
American Century Strategic
Balanced
     Class A                             0.90            0.50        0.61         2.01              (0.36)             1.65
     Class B                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class C                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class X                             0.90            1.00        0.61         2.51              (0.36)             2.15
Federated High Yield Bond
     Class A                             0.70            0.50        0.48         1.68              (0.18)             1.50
     Class B                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class C                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class X                             0.70            1.00        0.48         2.18              (0.18)             2.00
PIMCO Total Return Bond
     Class A                             0.65            0.50        0.39         1.54              (0.04)             1.50
     Class B                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class C                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class X                             0.65            1.00        0.40         2.05              (0.05)             2.00
Money Market
     Class A                             0.50            0.50        0.42         1.42              (0.62)             0.80
     Class B                             0.50            1.00        0.42         1.92              (0.61)             1.31
     Class C                             0.50            1.00        0.42         1.92              (0.60)             1.32
     Class X                             0.50            1.00        0.42         1.92              (0.62)             1.30
(1)  Class A shares of the ASAF Money Market Fund are sold without an initial sales charge (load).
(2) Under  certain  circumstances,  purchases  of Class A shares not  subject to an initial  sales  charge  (load) will be subject to a contingent  deferred sales charge (load)  ("CDSC") if redeemed  within 12 months of the calendar  month of purchase.  For an additional discussion of the Class A CDSC, see this Prospectus under "How to Buy Shares."
(3) If you  purchase  Class B or X shares,  you do not pay an initial  sales charge but you may pay a CDSC if you redeem some or all of your shares  before the end of the  seventh (in the case of Class B shares) or eighth (in the case of Class X shares)  year after which you  purchased  such  shares.  The CDSC is 6%,  5%,  4%, 3%, 2%, 2% and 1% for  redemptions  of Class B shares  occurring  in years one through seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class X shares  occurring in years one through  eight,  respectively.  No CDSC is charged after these  periods.  If you purchase  Class C shares,  you may incur a CDSC if you redeem some or all of your Class C shares  within 12 months of the calendar  month of purchase.  For a discussion of the Class B, X and
C CDSC, see this Prospectus under "How to Buy Shares."
(4) A $10 fee may be imposed for wire transfers of redemption  proceeds.  For an additional  discussion of wire  redemptions,  see this
Prospectus under "How to Redeem Shares."
(5) As  discussed  below under "How to Buy Shares -  Distribution  Plans," the Company has adopted  Plans under Rule 12b-1 to permit an affiliate of Company's  Investment  Manager to receive  brokerage  commissions  in connection  with the purchase and sale of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.
(6) The Funds'  investment  manager has agreed to  reimburse  and/or waive fees for each Fund until at least March 1, 2005 so that each
Fund's operating expenses,  exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed specified  percentages of the Fund's average net assets as follows:  ASAF International  Equity Fund - 1.60%; ASAF William Blair
International  Growth Fund - 1.60%;  ASAF PBHG Small-Cap  Growth Fund - 1.30%;  ASAF DeAM Small-Cap  Growth Fund - 1.40%;  ASAF Gabelli
Small-Cap Value Fund -- 1.40%;  ASAF Goldman Sachs Mid-Cap Growth Fund - 1.40%;  ASAF Neuberger Berman Mid-Cap Value Fund - 1.35%; ASAF
INVESCO  Technology  Fund - 1.40%;  ASAF INVESCO  Health  Sciences Fund - 1.40%;  ASAF ProFund  Managed OTC Fund - 1.25%;  ASAF Marsico
Capital Growth Fund - 1.30%;  ASAF Goldman Sachs  Concentrated  Growth Fund - 1.25%;  ASAF Large-Cap Growth Fund - 1.17%;  ASAF T. Rowe
Price Tax Managed Fund - 1.30%;  ASAF  Sanford  Bernstein  Core Value Fund - 1.20%;  ASAF Sanford  Bernstein  Managed  Index 500 Fund -
1.00%;  ASAF Alliance  Growth and Income Fund - 1.15%;  ASAF MFS Growth with Income Fund - 1.30%;  ASAF INVESCO  Capital Income Fund --
1.17%;  ASAF American Century  Strategic  Balanced Fund -- 1.15%; ASAF Federated High Yield Bond Fund -- 1.00%; ASAF PIMCO Total Return
Bond Fund -- 1.00%; and ASAF Money Market Fund -- 1.00%.

EXPENSE INFORMATION EFFECTIVE ON OR ABOUT APRIL 12, 2004

         In order  to  facilitate  the  integration  of the  ASAF  Funds  into  the  Prudential  mutual  fund  complex,  including  the
JennisonDryden  and Strategic  Partners Funds'  platform,  and to allow the exchange of ASAF shares with shares of  JennisonDryden  and
Strategic  Partners Funds,  several changes have been made to the share class  characteristics  of the ASAF Funds.  Accordingly,  on or about April 12, 2004, the following changes will be effective.

         Class A shares will be closed to most new  purchases  (with the  exception of  reinvested  dividends  and purchases by college savings  plans) and such  closed  class will be  re-designated  "Class L" shares.  A new share  class will be opened  (except for Money
Market Fund),  designated  Class A shares,  that will have the expense  structure  described below. New investments will be directed to new Class A shares.  Class L shares will only be  exchangeable  with Class L shares offered by the other ASAF Funds.  Dividends paid on
Class L shares will continue to be reinvested in Class L shares.

         Class B shares will be closed to new  purchases  (with the exception of  reinvested  dividends)  and such closed class will be re-designated  "Class M" shares.  A new share class will be opened  (except for Money Market  Fund),  designated  Class B shares,  that will have the expense  structure  described  below.  New investments  will be directed to new Class B shares.  Class M shares will only be  exchangeable  with Class M shares offered by the other ASAF Funds.  Dividends paid on Class M shares will continue to be reinvested in Class M shares.

         Class X shares  will no longer be offered to new  purchases.  Dividends  on Class X shares  will  continue  to be  invested in
Class X shares.  Class X shares will only be exchangeable with Class X shares offered by other ASAF Funds.

         Class A shares of the Money Market Fund will be closed to new purchases and re-designated  Class L shares,  and Class B shares of the Money Market Fund will be closed to new  purchases and  re-designated  Class M shares.  However,  the Money Market Fund will not offer new Class A or Class B shares.  In  addition,  for the Money  Market  Fund only,  a new share  class  will be opened,  designated
"Class D" shares.  All existing  positions  in Class L shares of the Money  Market Fund  purchased  directly by a  shareholder  will be transferred  to Class D shares while all  existing  positions  in Class L shares of the Money  Market Fund  purchased by exchange  from another ASAF Fund will remain Class L shares.  The  characteristics  of Class D shares will be identical to the  characteristics of the
Class L shares.

         The maximum  transaction  costs and total annual  operating  expenses  associated with investing in Class A, Class B, Class C,
Class L, Class M, Class X and Class D (Money Market Fund only) shares of each Fund are reflected in the following tables:

SHAREHOLDER TRANSACTION EXPENSES:
(fees paid directly from your investment)

                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:
                                              Class A       Class B        Class C          Class A     Class B       Class C
                                              -------       --------       -------          -------     --------      -------
Maximum Sales Charge (Load) on
Purchases                                       4.50%         None           None             5.50%        None         None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(1)       5.00%(2)       1.00%(2)         None(1)
(Load) (as % of original purchase                                                                      5.00%(2)     1.00%(2)
price)
Redemption Fee                                  None(3)       None(3)        None(3)          None(3)      None(3)      None(3)
Exchange Fee                                    None          None           None             None         None         None

                                              High Yield Bond & Total Return Bond                   All Other Funds:
                                                             Funds:                       (other than Class L and D shares of
                                                                                                 Money Market Fund)(4)
                                              Class L      Class M & X                      Class L    Class M & X
                                              -------      -----------                      -------    -----------
Maximum Sales Charge (Load) on
Purchases                                       4.25%         None                            5.75%        None
(as % of offering price)
Maximum Contingent Deferred Sales
Charge                                          None(1)       6.00%(2)                        None(1)
(Load) (as % of original purchase                                                                      6.00%(2)
price)
Redemption Fee                                  None(3)       None(3)                         None(3)      None(3)
Exchange Fee                                    None          None                            None         None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets, in %)
Fund:                            Management                     Other       Total Annual      Fee     Waivers  Net Annual  Fund
                                 Fees             Distribution  Expenses    Fund Operating    and     Expense  Operating
                                                 And Service                Expenses          Reimbursement(6) Expenses
                                                 (12b-1)
                                                 Fees(5)
-------------------------------- --------------- -------------- ----------- ----------------- ---------------- -----------------
International Equity
     Class A                             1.10            0.30        1.10         2.50              (0.60)             1.90
     Class B                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class C                             1.10            1.00        1.12         3.22              (0.62)             2.60
     Class L                             1.10            0.50        1.10         2.70              (0.60)             2.10
     Class M                             1.10            1.00        1.13         3.23              (0.63)             2.60
     Class X                             1.10            1.00        1.13         3.23              (0.63)             2.60
Strategic Partners Intl Growth
     Class A                             1.00            0.30        0.86         2.16              (0.26)             1.90
     Class B                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class C                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class L                             1.00            0.50        0.86         2.36              (0.26)             2.10
     Class M                             1.00            1.00        0.86         2.86              (0.26)             2.60
     Class X                             1.00            1.00        0.86         2.86              (0.26)             2.60
Strategic Partners Small-Cap
Growth Opportunity
     Class A                             0.90            0.30        0.87         2.07              (0.47)             1.60
     Class B                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class C                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class L                             0.90            0.50        0.87         2.27              (0.47)             1.80
     Class M                             0.90            1.00        0.87         2.77              (0.47)             2.30
     Class X                             0.90            1.00        0.87         2.77              (0.47)             2.30
Strategic Partners Managed
Small-Cap Growth
     Class A                             0.95            0.30        1.15         2.40              (0.70)             1.70
     Class B                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class C                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class L                             0.95            0.50        1.15         2.60              (0.70)             1.90
     Class M                             0.95            1.00        1.16         3.11              (0.71)             2.40
     Class X                             0.95            1.00        1.16         3.11              (0.71)             2.40
Strategic Partners
Small-Company Value
     Class A                             1.00            0.30        0.67         1.97              (0.27)             1.70
     Class B                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class C                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class L                             1.00            0.50        0.67         2.17              (0.27)             1.90
     Class M                             1.00            1.00        0.67         2.67              (0.27)             2.40
     Class X                             1.00            1.00        0.67         2.67              (0.27)             2.40

Strategic Partners Mid-Cap
Growth
     Class A                             1.00            0.30        1.55         2.85              (1.15)             1.70
     Class B                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class C                             1.00            1.00        1.54         3.54              (1.14)             2.40
     Class L                             1.00            0.50        1.55         3.05              (1.15)             1.90
     Class M                             1.00            1.00        1.56         3.56              (1.16)             2.40
     Class X                             1.00            1.00        1.54         3.54              (1.14)             2.40
Strategic Partners Relative
Value
     Class A                             0.90            0.30        0.61         1.81              (0.16)             1.65
     Class B                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class C                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class L                             0.90            0.50        0.61         2.01              (0.16)             1.85
     Class M                             0.90            1.00        0.62         2.52              (0.17)             2.35
     Class X                             0.90            1.00        0.62         2.52              (0.17)             2.35
Strategic Partners Technology
     Class A                             1.00            0.30        1.77         3.07              (1.37)             1.70
     Class B                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class C                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class L                             1.00            0.50        1.77         3.27              (1.37)             1.90
     Class M                             1.00            1.00        1.77         3.77              (1.37)             2.40
     Class X                             1.00            1.00        1.78         3.78              (1.38)             2.40
Strategic Partners Health
Sciences
     Class A                             1.00            0.30        1.62         2.92              (1.22)             1.70
     Class B                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class C                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class L                             1.00            0.50        1.62         3.12              (1.22)             1.90
     Class M                             1.00            1.00        1.62         3.62              (1.22)             2.40
     Class X                             1.00            1.00        1.62         3.62              (1.22)             2.40
Strategic Partners Managed OTC
     Class A                             0.85            0.30        1.07         2.22              (0.67)             1.55
     Class B                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class C                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class L                             0.85            0.50        1.07         2.42              (0.67)             1.75
     Class M                             0.85            1.00        1.08         2.93              (0.68)             2.25
     Class X                             0.85            1.00        1.07         2.92              (0.67)             2.25
Strategic Partners Capital
Growth
     Class A                             1.00            0.30        0.51         1.81              (0.21)             1.60
     Class B                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class C                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class L                             1.00            0.50        0.51         2.01              (0.21)             1.80
     Class M                             1.00            1.00        0.51         2.51              (0.21)             2.30
     Class X                             1.00            1.00        0.51         2.51              (0.21)             2.30
Strategic Partners
Concentrated Growth
     Class A                             1.00            0.30        0.76         2.06              (0.51)             1.55
     Class B                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class C                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class L                             1.00            0.50        0.76         2.26              (0.51)             1.75
     Class M                             1.00            1.00        0.76         2.76              (0.51)             2.25
     Class X                             1.00            1.00        0.76         2.76              (0.51)             2.25

Strategic Partners Managed
Large-Cap Growth
     Class A                             0.90            0.30        12.78        13.98             (12.51)            1.47
     Class B                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class C                             0.90            1.00        13.09        14.99             (12.82)            2.17
     Class L                             0.90            0.50        12.78        14.18             (12.51)            1.67
     Class M                             0.90            1.00        11.68        13.58             (11.41)            2.17
     Class X                             0.90            1.00        9.72         11.62             (9.45)             2.17
T. Rowe Price Tax Managed
     Class A                             0.95            0.30        2.74         3.99              (2.39)             1.60
     Class B                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class C                             0.95            1.00        2.75         4.70              (2.40)             2.30
     Class L                             0.95            0.50        2.74         4.19              (2.39)             1.80
     Class M                             0.95            1.00        2.76         4.71              (2.41)             2.30
     Class X                             0.95            1.00        2.78         4.73              (2.43)             2.30
Strategic Partners Core Value
     Class A                             0.85            0.30        0.86         2.01              (0.51)             1.50
     Class B                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class C                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class L                             0.85            0.50        0.86         2.21              (0.51)             1.70
     Class M                             0.85            1.00        0.87         2.72              (0.52)             2.20
     Class X                             0.85            1.00        0.87         2.72              (0.52)             2.20
Strategic Partners
Managed Index 500
     Class A                             0.80            0.30        0.54         1.64              (0.34)             1.30
     Class B                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class C                             0.80            1.00        0.55         2.35              (0.35)             2.00
     Class L                             0.80            0.50        0.54         1.84              (0.34)             1.50
     Class M                             0.80            1.00        0.54         2.34              (0.34)             2.00
     Class X                             0.80            1.00        0.55         2.35              (0.35)             2.00
Strategic Partners Growth and
Income
     Class A                             1.00            0.30        0.59         1.89              (0.44)             1.45
     Class B                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class C                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class L                             1.00            0.50        0.59         2.09              (0.44)             1.65
     Class M                             1.00            1.00        0.59         2.59              (0.44)             2.15
     Class X                             1.00            1.00        0.59         2.59              (0.44)             2.15
Strategic Partners Growth with
Income
     Class A                             1.00            0.30        0.98         2.28              (0.68)             1.60
     Class B                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class C                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class L                             1.00            0.50        0.98         2.48              (0.68)             1.80
     Class M                             1.00            1.00        0.98         2.98              (0.68)             2.30
     Class X                             1.00            1.00        0.98         2.98              (0.68)             2.30
Strategic Partners Capital
Income
     Class A                             0.75            0.30        0.60         1.65              (0.18)             1.47
     Class B                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class C                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class L                             0.75            0.50        0.60         1.85              (0.18)             1.67
     Class M                             0.75            1.00        0.60         2.35              (0.18)             2.17
     Class X                             0.75            1.00        0.60         2.35              (0.18)             2.17
Strategic Partners Balanced
     Class A                             0.90            0.30        0.61         1.81              (0.36)             1.45
     Class B                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class C                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class L                             0.90            0.50        0.61         2.01              (0.36)             1.65
     Class M                             0.90            1.00        0.61         2.51              (0.36)             2.15
     Class X                             0.90            1.00        0.61         2.51              (0.36)             2.15
Strategic Partners High Yield
Bond
     Class A                             0.70            0.30        0.48         1.48              (0.18)             1.30
     Class B                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class C                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class L                             0.70            0.50        0.48         1.68              (0.18)             1.50
     Class M                             0.70            1.00        0.48         2.18              (0.18)             2.00
     Class X                             0.70            1.00        0.48         2.18              (0.18)             2.00
Strategic Partners Bond
     Class A                             0.65            0.30        0.39         1.34              (0.04)             1.30
     Class B                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class C                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class L                             0.65            0.50        0.39         1.54              (0.04)             1.50
     Class M                             0.65            1.00        0.40         2.05              (0.05)             2.00
     Class X                             0.65            1.00        0.40         2.05              (0.05)             2.00
Strategic Partners Money Market
     Class L                             0.50            0.50        0.42         1.42              (0.62)             0.80
          Class D                                        0.50        0.42         1.22              (0.62)             0.60
                                 0.50
     Class M                             0.50            1.00        0.42         1.92              (0.61)             1.31
     Class C                             0.50            1.00        0.42         1.92              (0.60)             1.32
     Class X                             0.50            1.00        0.42         1.92              (0.62)             1.30
(1) Under  certain  circumstances,  purchases  of Class A and Class L shares not  subject to an initial  sales  charge  (load)  will be subject to a contingent  deferred sales charge (load) ("CDSC") if redeemed  within 12 months of the calendar month of purchase.  For an additional discussion of the Class A and Class L CDSC, see this Prospectus under "How to Buy Shares."
(2) If you  purchase  Class B shares,  you do not pay an initial  sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth year after which you purchased  such shares.  The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for  redemptions of Class B shares occurring in years one through six,  respectively.  If you own Class M or X shares,  you may pay a CDSC if you redeem some or all of your  shares  before  the end of the  seventh  (in the case of Class M shares) or eighth (in the case of Class X shares)
year after which you purchased such shares.  The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class M shares  occurring in years one through seven,  respectively.  The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for  redemptions of Class X shares  occurring in years one through eight,  respectively.  No CDSC is charged after these periods.  If you purchase Class C shares,  you may incur a CDSC if you redeem some or all of your Class C shares  within 12 months of the  calendar  month of purchase.  For a discussion  of the Class
B, M, X and C CDSC, see this Prospectus under "How to Buy Shares."
(3) A $10 fee may be imposed for wire transfers of redemption  proceeds.  For an additional  discussion of wire  redemptions,  see this
Prospectus under "How to Redeem Shares."
(4) Class L and Class D shares of the ASAF Money Market Fund are sold without an initial sales charge (load).
(5) As  discussed  below under "How to Buy Shares -  Distribution  Plans," the Company has adopted  Plans under Rule 12b-1 to permit an affiliate of Company's  Investment  Manager to receive  brokerage  commissions  in connection  with the purchase and sale of securities held by the Funds, and to use these commissions to promote the sale of shares of the Funds.
(6) The Funds'  investment  manager has agreed to  reimburse  and/or waive fees for each Fund until at least March 1, 2005 so that each
Fund's operating expenses,  exclusive of taxes, interest,  brokerage commissions,  distribution fees and extraordinary expenses, do not exceed specified  percentages of the Fund's average net assets as follows:  ASAF International  Equity Fund - 1.60%; ASAF William Blair
International  Growth Fund - 1.60%;  ASAF PBHG Small-Cap  Growth Fund - 1.30%;  ASAF DeAM Small-Cap  Growth Fund - 1.40%;  ASAF Gabelli
Small-Cap Value Fund -- 1.40%;  ASAF Goldman Sachs Mid-Cap Growth Fund - 1.40%;  ASAF Neuberger Berman Mid-Cap Value Fund - 1.35%; ASAF
INVESCO  Technology  Fund - 1.40%;  ASAF INVESCO  Health  Sciences Fund - 1.40%;  ASAF ProFund  Managed OTC Fund - 1.25%;  ASAF Marsico
Capital Growth Fund - 1.30%;  ASAF Goldman Sachs  Concentrated  Growth Fund - 1.25%;  ASAF Large-Cap Growth Fund - 1.17%;  ASAF T. Rowe
Price Tax Managed Fund - 1.30%;  ASAF  Sanford  Bernstein  Core Value Fund - 1.20%;  ASAF Sanford  Bernstein  Managed  Index 500 Fund -
1.00%;  ASAF Alliance  Growth and Income Fund - 1.15%;  ASAF MFS Growth with Income Fund - 1.30%;  ASAF INVESCO  Capital Income Fund --
1.17%;  ASAF American Century  Strategic  Balanced Fund -- 1.15%; ASAF Federated High Yield Bond Fund -- 1.00%; ASAF PIMCO Total Return
Bond Fund -- 1.00%; and ASAF Money Market Fund -- 1.00%.

EXPENSE EXAMPLES EFFECTIVE UNTIL ON OR ABOUT APRIL 12, 2004

         This  example is intended to help you compare the cost of  investing  in the Funds with the cost of  investing in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the Funds'
total operating  expenses remain the same.  Although your actual costs may be higher or lower,  based on these  assumptions  your costs would be:

Full Redemption
                                                    1 Year             3 Years              5 Years          10 Years
International Equity
     Class A                                        $832               $1,365              $1,923               $3,432
     Class B                                         926                1,395               1,888               3,410
     Class C                                         425                 992                1,683               3,522
     Class X                                         934                1,420               2,030               3,619
William Blair International Growth
     Class A                                         800                1,269               1,763               3,116
     Class B                                         889                1,286               1,709               3,067
     Class C                                         389                 886                1,509               3,185
     Class X                                         896                1,308               1,846               3,265
PBHG Small-Cap Growth
     Class A                                         792                1,244               1,720               3,030
     Class B                                         880                1,259               1,664               2,980
     Class C                                         380                 859                1,464               3,099
     Class X                                         887                1,281               1,801               3,177
DeAM Small-Cap Growth
     Class A                                         823                1,337               1,876               3,341
     Class B                                         914                1,360               1,830               3,303
     Class C                                         414                 960                1,630               3,420
     Class X                                         922                1,384               1,971               3,506
Gabelli Small-Cap Value
     Class A                                         782                1,215               1,672               2,934
     Class B                                         870                1,229               1,615               2,882
     Class C                                         370                 829                1,415               3,003
     Class X                                         877                1,250               1,750               3,078
Goldman Sachs Mid-Cap Growth
     Class A                                         865                1,463               2,084               3,746
     Class B                                         959                1,491               2,045               3,715
     Class C                                         457                1,085               1,836               3,809
     Class X                                         966                1,513               2,182               3,905
Neuberger Berman Mid-Cap Value
     Class A                                         767                1,169               1,596               2,778
     Class B                                         855                1,185               1,540               2,731
     Class C                                         355                 785                1,340               2,856
     Class X                                         862                1,204               1,674               2,927
INVESCO Technology
     Class A                                         886                1,524               2,184               3,937
     Class B                                         979                1,552               2,144               3,902
     Class C                                         479                1,152               1,944               4,010
     Class X                                         990                1,584               2,297               4,119

INVESCO Health Sciences
     Class A                                         872                1,482               2,116               3,807
     Class B                                         965                1,509               2,073               3,770
     Class C                                         465                1,109               1,873               3,880
     Class X                                         974                1,536               2,220               3,977
ProFund Managed OTC
     Class A                                         806                1,286               1,791               3,173
     Class B                                         896                1,307               1,743               3,132
     Class C                                         396                 907                1,543               3,252
     Class X                                         902                1,326               1,876               3,323
Marsico Capital Growth
     Class A                                         767                1,169               1,596               2,778
     Class B                                         854                1,182               1,536               2,723
     Class C                                         354                 782                1,336               2,846
     Class X                                         860                1,201               1,669               2,917
Goldman Sachs Concentrated Growth
     Class A                                         791                1,241               1,715               3,021
     Class B                                         879                1,256               1,659               2,970
     Class C                                         379                 856                1,459               3,090
     Class X                                         886                1,278               1,796               3,167
Large-Cap Growth
     Class A                                        1,850               4,060               5,883               9,162
     Class B                                        1,900               3,974               5,675               9,017
     Class C                                        1,524               3,860               5,833               9,279
     Class X                                        1,752               3,631               5,345               8,626
T. Rowe Price Tax Managed
     Class A                                         972                1,774               2,590               4,688
     Class B                                        1,072               1,819               2,572               4,677
     Class C                                         571                1,416               2,368               4,771
     Class X                                        1,085               1,860               2,741               4,914
Sanford Bernstein Core Value
     Class A                                         786                1,226               1,692               2,973
     Class B                                         875                1,244               1,640               2,929
     Class C                                         375                 844                1,440               3,051
     Class X                                         882                1,265               1,776               3,127
Sanford Bernstein Managed Index 500
     Class A                                         751                1,120               1,513               2,609
     Class B                                         837                1,130               1,450               2,552
     Class C                                         338                 733                1,255               2,686
     Class X                                         844                1,152               1,587               2,753
Alliance Growth and Income
     Class A                                         775                1,192               1,634               2,857
     Class B                                         862                1,205               1,575               2,803
     Class C                                         362                 805                1,375               2,925
     Class X                                         869                1,226               1,710               2,998
MFS Growth with Income
     Class A                                         812                1,303               1,820               3,229
     Class B                                         901                1,321               1,767               3,182
     Class C                                         401                 921                1,567               3,299
     Class X                                         909                1,344               1,906               3,381
INVESCO Capital Income
     Class A                                         752                1,123               1,518               2,619
     Class B                                         838                1,133               1,455               2,562
     Class C                                         338                 733                1,255               2,686
     Class X                                         844                1,152               1,587               2,753
American Century Strategic Balanced
     Class A                                         767                1,169               1,596               2,778
     Class B                                         854                1,182               1,536               2,723
     Class C                                         354                 782                1,336               2,846
     Class X                                         860                1,201               1,669               2,917
Federated High Yield Bond
     Class A                                         589                 932                1,299               2,328
     Class B                                         821                1,082               1,370               2,387
     Class C                                         321                 682                1,170               2,513
     Class X                                         827                1,099               1,499               2,576
PIMCO Total Return Bond
     Class A                                         575                 891                1,229               2,182
     Class B                                         808                1,043               1,303               2,249
     Class C                                         308                 643                1,103               2,379
     Class X                                         813                1,059               1,431               2,439
Money Market
     Class A                                         145                 449                 776                1,702
     Class B                                         795                1,003               1,237               2,114
     Class C                                         295                 603                1,037               2,243
     Class X                                         800                1,018               1,363               2,299

         No  Redemption.  You would pay the  following  expenses  based on the above  assumptions  except  that you do not redeem  your shares at the end of each period:

                                                     1 Year             3 Years              5 Years          10 Years
   International Equity
        Class A                                      $832               $1,365              $1,923              $3,432
        Class B                                       326                 995                1,688               3,410
        Class C                                       325                 992                1,683               3,522
        Class X                                       334                1,020               1,730               3,619
   William Blair International Growth
        Class A                                       800                1,269               1,763               3,116
        Class B                                       289                 886                1,509               3,067
        Class C                                       289                 886                1,509               3,185
        Class X                                       296                 908                1,546               3,265
   PBHG Small-Cap Growth
        Class A                                       792                1,244               1,720               3,030
        Class B                                       280                 859                1,464               2,980
        Class C                                       280                 859                1,464               3,099
        Class X                                       287                 881                1,501               3,177
   DeAM Small-Cap Growth
        Class A                                       823                1,337               1,876               3,341
        Class B                                       314                 960                1,630               3,303
        Class C                                       314                 960                1,630               3,420
        Class X                                       322                 984                1,671               3,506
   Gabelli Small-Cap Value
        Class A                                       782                1,215               1,672               2,934
        Class B                                       270                 829                1,415               2,882
        Class C                                       270                 829                1,415               3,003
        Class X                                       277                 850                1,450               3,078

   Goldman Sachs Mid-Cap Growth
        Class A                                       865                1,463               2,084               3,746
        Class B                                       359                1,091               1,845               3,715
        Class C                                       357                1,085               1,836               3,809
        Class X                                       366                1,113               1,882               3,905
   Neuberger Berman Mid-Cap Value
        Class A                                       767                1,169               1,596               2,778
        Class B                                       255                 785                1,340               2,731
        Class C                                       255                 785                1,340               2,856
        Class X                                       262                 804                1,374               2,927
   INVESCO Technology
        Class A                                       886                1,524               2,184               3,937
        Class B                                       379                1,152               1,944               3,902
        Class C                                       379                1,152               1,944               4,010
        Class X                                       390                1,184               1,997               4,119
   INVESCO Health Sciences
        Class A                                       872                1,482               2,116               3,807
        Class B                                       365                1,109               1,873               3,770
        Class C                                       365                1,109               1,873               3,880
        Class X                                       374                1,136               1,920               3,977
   ProFund Managed OTC
        Class A                                       806                1,286               1,791               3,173
        Class B                                       296                 907                1,543               3,132
        Class C                                       296                 907                1,543               3,252
        Class X                                       302                 926                1,576               3,323
   Marsico Capital Growth
        Class A                                       767                1,169               1,596               2,778
        Class B                                       254                 782                1,336               2,723
        Class C                                       254                 782                1,336               2,846
        Class X                                       260                 801                1,369               2,917
   Goldman Sachs Concentrated Growth
        Class A                                       791                1,241               1,715               3,021
        Class B                                       279                 856                1,459               2,970
        Class C                                       279                 856                1,459               3,090
        Class X                                       286                 878                1,496               3,167
   Large-Cap Growth
        Class A                                      1,850               4,060               5,883               9,162
        Class B                                      1,300               3,574               5,475               9,017
        Class C                                      1,424               3,860               5,833               9,279
        Class X                                      1,152               3,231               5,045               8,626
   T. Rowe Price Tax Managed
        Class A                                       972                1,774               2,590               4,688
        Class B                                       472                1,419               2,372               4,677
        Class C                                       471                1,416               2,368               4,771
        Class X                                       485                1,460               2,441               4,914
   Sanford Bernstein Core Value
        Class A                                       786                1,226               1,692               2,973
        Class B                                       275                 844                1,440               2,929
        Class C                                       275                 844                1,440               3,051
        Class X                                       282                 865                1,476               3,127
   Sanford Bernstein Managed Index 500
        Class A                                       751                1,120               1,513               2,609
        Class B                                       237                 730                1,250               2,552
        Class C                                       238                 733                1,255               2,686
        Class X                                       244                 752                1,287               2,753

   Alliance Growth and Income
        Class A                                       775                1,192               1,634               2,857
        Class B                                       262                 805                1,375               2,803
        Class C                                       262                 805                1,375               2,925
        Class X                                       269                 826                1,410               2,998
   MFS Growth with Income
        Class A                                       812                1,303               1,820               3,229
        Class B                                       301                 921                1,567               3,182
        Class C                                       301                 921                1,567               3,299
        Class X                                       309                 944                1,606               3,381
   INVESCO Capital Income
        Class A                                       752                1,123               1,518               2,619
        Class B                                       238                 733                1,255               2,562
        Class C                                       238                 733                1,255               2,686
        Class X                                       244                 752                1,287               2,753
   American Century Strategic Balanced
        Class A                                       767                1,169               1,596               2,778
        Class B                                       254                 782                1,336               2,723
        Class C                                       254                 782                1,336               2,846
        Class X                                       260                 801                1,369               2,917
   Federated High Yield Bond
        Class A                                       589                 932                1,299               2,328
        Class B                                       221                 682                1,170               2,387
        Class C                                       221                 682                1,170               2,513
        Class X                                       227                 699                1,199               2,576
   PIMCO Total Return Bond
        Class A                                       575                 891                1,229               2,182
        Class B                                       208                 643                1,103               2,249
        Class C                                       208                 643                1,103               2,379
        Class X                                       213                 659                1,131               2,439
   Money Market
        Class A                                       145                 449                 776                1,702
        Class B                                       195                 603                1,037               2,114
        Class C                                       195                 603                1,037               2,243
        Class X                                       200                 618                1,063               2,299

EXPENSE EXAMPLES EFFECTIVE ON OR ABOUT APRIL 12, 2004

         This  example is intended to help you compare the cost of  investing  in the Funds with the cost of  investing in other mutual funds.

         Full  Redemption.  This Example  assumes that you invest $10,000 in a Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your  investment has a 5% return each year,  that the Funds'
total operating  expenses remain the same.  Although your actual costs may be higher or lower,  based on these  assumptions  your costs would be:

Full Redemption
                                                    1 Year             3 Years              5 Years          10 Years
International Equity
     Class A                                        $789               $1,286              $1,807               $3,230
     Class B                                         826                1,295               1,788               3,286
     Class C                                         425                 992                1,683               3,522
     Class L                                         832                1,365               1,923               3,432
     Class M                                         926                1,395               1,888               3,364
     Class X                                         934                1,420               2,030               3,619
Strategic Partners Intl Growth
     Class A                                         757                1,189               1,646               2,906
     Class B                                         789                1,186               1,609               2,942
     Class C                                         389                 886                1,509               3,185
     Class L                                         800                1,269               1,763               3,116
     Class M                                         889                1,286               1,709               3,020
     Class X                                         896                1,308               1,846               3,265
Strategic    Partners    Small-Cap    Growth
Opportunity
     Class A                                         748                1,163               1,602               2,818
     Class B                                         780                1,159               1,564               2,854
     Class C                                         380                 859                1,464               3,099
     Class L                                         792                1,244               1,720               3,030
     Class M                                         880                1,259               1,664               2,932
     Class X                                         887                1,281               1,801               3,177
Strategic Partners Managed Small-Cap Growth
     Class A                                         780                1,257               1,760               3,136
     Class B                                         814                1,260               1,730               3,179
     Class C                                         414                 960                1,630               3,420
     Class L                                         823                1,337               1,876               3,341
     Class M                                         914                1,360               1,830               3,256
     Class X                                         922                1,384               1,971               3,506
Strategic Partners Small-Company Value
     Class A                                         739                1,134               1,554               2,720
     Class B                                         770                1,129               1,515               2,755
     Class C                                         370                 829                1,415               3,003
     Class L                                         782                1,215               1,672               2,934
     Class M                                         870                1,229               1,615               2,834
     Class X                                         877                1,250               1,750               3,078
Strategic Partners Mid-Cap Growth
     Class A                                         822                1,384               1,971               3,551
     Class B                                         859                1,391               1,945               3,597
     Class C                                         457                1,085               1,836               3,809
     Class L                                         865                1,463               2,084               3,746
     Class M                                         959                1,491               2,045               3,670
     Class X                                         966                1,513               2,182               3,905

Strategic Partners Relative Value
     Class A                                         724                1,088               1,476               2,560
     Class B                                         755                1,085               1,440               2,600
     Class C                                         355                 785                1,340               2,856
     Class L                                         767                1,169               1,596               2,778
     Class M                                         855                1,185               1,540               2,682
     Class X                                         862                1,204               1,674               2,927
Strategic Partners Technology
     Class A                                         843                1,446               2,072               3,747
     Class B                                         879                1,452               2,044               3,788
     Class C                                         479                1,152               1,944               4,010
     Class L                                         886                1,524               2,184               3,937
     Class M                                         979                1,552               2,144               3,859
     Class X                                         990                1,584               2,297               4,119
Strategic Partners Health Sciences
     Class A                                         829                1,404               2,003               3,614
     Class B                                         865                1,409               1,973               3,654
     Class C                                         465                1,109               1,873               3,880
     Class L                                         872                1,482               2,116               3,807
     Class M                                         965                1,509               2,073               3,726
     Class X                                         974                1,536               2,220               3,977
Strategic Partners Managed OTC
     Class A                                         763                1,206               1,674               2,964
     Class B                                         796                1,207               1,643               3,007
     Class C                                         396                 907                1,543               3,252
     Class L                                         806                1,286               1,791               3,173
     Class M                                         896                1,307               1,743               3,085
     Class X                                         902                1,326               1,876               3,323
Strategic Partners Capital Growth
     Class A                                         724                1,088               1,476               2,560
     Class B                                         754                1,082               1,436               2,594
     Class C                                         354                 782                1,336               2,846
     Class L                                         767                1,169               1,596               2,778
     Class M                                         854                1,182               1,536               2,674
     Class X                                         860                1,201               1,669               2,917
Strategic Partners Concentrated Growth
     Class A                                         748                1,160               1,597               2,808
     Class B                                         779                1,156               1,559               2,844
     Class C                                         379                 856                1,459               3,090
     Class L                                         791                1,241               1,715               3,021
     Class M                                         879                1,256               1,659               2,922
     Class X                                         886                1,278               1,796               3,167
Strategic Partners Managed Large-Cap Growth
     Class A                                        1,812               4,006               5,823               9,117
     Class B                                        1,800               3,874               5,575               9,015
     Class C                                        1,524               3,860               5,833               9,279
     Class L                                        1,850               4,060               5,883               9,162
     Class M                                        1,900               3,974               5,675               9,002
     Class X                                        1,752               3,631               5,345               8,626

T. Rowe Price Tax Managed
     Class A                                         929                1,698               2,483               4,517
     Class B                                         972                1,719               2,472               4,571
     Class C                                         571                1,416               2,368               4,771
     Class L                                         972                1,774               2,590               4,688
     Class M                                        1,072               1,819               2,572               4,637
     Class X                                        1,085               1,860               2,741               4,914
Strategic Partners Core Value
     Class A                                         743                1,146               1,573               2,759
     Class B                                         775                1,144               1,540               2,801
     Class C                                         375                 844                1,440               3,051
     Class L                                         786                1,226               1,692               2,973
     Class M                                         875                1,244               1,640               2,881
     Class X                                         882                1,265               1,776               3,127
Strategic Partners Managed Index 500
     Class A                                         708                1,039               1,393               2,387
     Class B                                         737                1,030               1,350               2,420
     Class C                                         338                 733                1,255               2,686
     Class L                                         751                1,120               1,513               2,609
     Class M                                         837                1,130               1,450               2,502
     Class X                                         844                1,152               1,587               2,753
Strategic Partners Growth and Income
     Class A                                         731                1,111               1,515               2,640
     Class B                                         762                1,105               1,475               2,675
     Class C                                         362                 805                1,375               2,925
     Class L                                         775                1,192               1,634               2,857
     Class M                                         862                1,205               1,575               2,754
     Class X                                         869                1,226               1,710               2,998
Strategic Partners Growth with Income
     Class A                                         768                1,223               1,703               3,022
     Class B                                         801                1,221               1,667               3,059
     Class C                                         401                 921                1,567               3,299
     Class L                                         812                1,303               1,820               3,229
     Class M                                         901                1,321               1,767               3,135
     Class X                                         909                1,344               1,906               3,381
Strategic Partners Capital Income
     Class A                                         709                1,042               1,398               2,397
     Class B                                         738                1,033               1,355               2,430
     Class C                                         338                 733                1,255               2,686
     Class L                                         752                1,123               1,518               2,619
     Class M                                         838                1,133               1,455               2,512
     Class X                                         844                1,152               1,587               2,753
Strategic Partners Balanced
     Class A                                         724                1,088               1,476               2,560
     Class B                                         754                1,082               1,436               2,594
     Class C                                         354                 782                1,336               2,846
     Class L                                         767                1,169               1,596               2,778
     Class M                                         854                1,182               1,536               2,674
     Class X                                         860                1,201               1,669               2,917

Strategic Partners High Yield Bond
     Class A                                         594                 897                1,222               2,139
     Class B                                         721                 982                1,270               2,253
     Class C                                         321                 682                1,170               2,513
     Class L                                         589                 932                1,299               2,328
     Class M                                         821                1,082               1,370               2,336
     Class X                                         827                1,099               1,499               2,576
Strategic Partners Bond
     Class A                                         580                 855                1,151               1,990
     Class B                                         708                 943                1,203               2,112
     Class C                                         308                 643                1,103               2,379
     Class L                                         575                 891                1,229               2,182
     Class M                                         808                1,043               1,303               2,197
     Class X                                         813                1,059               1,431               2,439
Strategic Partners Money Market
     Class L                                         145                 449                 776                1,702
          Class D                                    124                 387                 670                1,477
     Class M                                         795                1,003               1,237               2,061
     Class C                                         295                 603                1,037               2,243
     Class X                                         800                1,018               1,363               2,299

         No  Redemption.  You would pay the  following  expenses  based on the above  assumptions  except  that you do not redeem  your shares at the end of each period:

                                                     1 Year             3 Years              5 Years          10 Years
   International Equity
        Class A                                      $789               $1,286              $1,807              $3,230
        Class B                                       326                 995                1,688               3,286
        Class C                                       325                 992                1,683               3,522
        Class L                                       832                1,365               1,923               3,432
        Class M                                       326                 995                1,688               3,364
        Class X                                       334                1,020               1,730               3,619
   Strategic Partners Intl Growth
        Class A                                       757                1,189               1,646               2,906
        Class B                                       289                 886                1,509               2,942
        Class C                                       289                 886                1,509               3,185
        Class L                                       800                1,269               1,763               3,116
        Class M                                       289                 886                1,509               3,020
        Class X                                       296                 908                1,546               3,265
   Strategic Partners Small-Cap Growth
   Opportunity
        Class A                                       748                1,163               1,602               2,818
        Class B                                       280                 859                1,464               2,854
        Class C                                       280                 859                1,464               3,099
        Class L                                       792                1,244               1,720               3,030
        Class M                                       280                 859                1,464               2,932
        Class X                                       287                 881                1,501               3,177
   Strategic Partners Managed Small-Cap
   Growth
        Class A                                       780                1,257               1,760               3,136
        Class B                                       314                 960                1,630               3,179
        Class C                                       314                 960                1,630               3,420
        Class L                                       823                1,337               1,876               3,341
        Class M                                       314                 960                1,630               3,256
        Class X                                       322                 984                1,671               3,506
   Strategic Partners Small-Company Value
        Class A                                       739                1,134               1,554               2,720
        Class B                                       270                 829                1,415               2,755
        Class C                                       270                 829                1,415               3,003
        Class L                                       782                1,215               1,672               2,934
        Class M                                       270                 829                1,415               2,834
        Class X                                       277                 850                1,450               3,078
   Strategic Partners Mid-Cap Growth
        Class A                                       822                1,384               1,971               3,551
        Class B                                       359                1,091               1,845               3,597
        Class C                                       357                1,085               1,836               3,809
        Class L                                       865                1,463               2,084               3,746
        Class M                                       359                1,091               1,845               3,670
        Class X                                       366                1,113               1,882               3,905
   Strategic Partners Relative Value
        Class A                                       724                1,088               1,476               2,560
        Class B                                       255                 785                1,340               2,600
        Class C                                       255                 785                1,340               2,856
        Class L                                       767                1,169               1,596               2,778
        Class M                                       255                 785                1,340               2,682
        Class X                                       262                 804                1,374               2,927
   Strategic Partners Technology
        Class A                                       843                1,446               2,072               3,747
        Class B                                       379                1,152               1,944               3,788
        Class C                                       379                1,152               1,944               4,010
        Class L                                       886                1,524               2,184               3,937
        Class M                                       379                1,152               1,944               3,859
        Class X                                       390                1,184               1,997               4,119
   Strategic Partners Health Sciences
        Class A                                       829                1,404               2,003               3,614
        Class B                                       365                1,109               1,873               3,654
        Class C                                       365                1,109               1,873               3,880
        Class L                                       872                1,482               2,116               3,807
        Class M                                       365                1,109               1,873               3,726
        Class X                                       374                1,136               1,920               3,977
   Strategic Partners Managed OTC
        Class A                                       763                1,206               1,674               2,964
        Class B                                       296                 907                1,543               3,007
        Class C                                       296                 907                1,543               3,252
        Class L                                       806                1,286               1,791               3,173
        Class M                                       296                 907                1,543               3,085
        Class X                                       302                 926                1,576               3,323
   Strategic Partners Capital Growth
        Class A                                       724                1,088               1,476               2,560
        Class B                                       254                 782                1,336               2,594
        Class C                                       254                 782                1,336               2,846
        Class L                                       767                1,169               1,596               2,778
        Class M                                       254                 782                1,336               2,674
        Class X                                       260                 801                1,369               2,917

   Strategic Partners Concentrated Growth
        Class A                                       748                1,160               1,597               2,808
        Class B                                       279                 856                1,459               2,844
        Class C                                       279                 856                1,459               3,090
        Class L                                       791                1,241               1,715               3,021
        Class M                                       279                 856                1,459               2,922
        Class X                                       286                 878                1,496               3,167
   Strategic   Partners   Managed   Large-Cap
   Growth
        Class A                                      1,812               4,006               5,823               9,117
        Class B                                      1,300               3,574               5,475               9,015
        Class C                                      1,424               3,860               5,833               9,279
        Class L                                      1,850               4,060               5,883               9,162
        Class M                                      1,300               3,574               5,475               9,002
        Class X                                      1,152               3,231               5,045               8,626
   T. Rowe Price Tax Managed
        Class A                                       929                1,698               2,483               4,517
        Class B                                       472                1,419               2,372               4,571
        Class C                                       471                1,416               2,368               4,771
        Class L                                       972                1,774               2,590               4,688
        Class M                                       472                1,419               2,372               4,637
        Class X                                       485                1,460               2,441               4,914
   Strategic Partners Core Value
        Class A                                       743                1,146               1,573               2,759
        Class B                                       275                 844                1,440               2,801
        Class C                                       275                 844                1,440               3,051
        Class L                                       786                1,226               1,692               2,973
        Class M                                       275                 844                1,440               2,881
        Class X                                       282                 865                1,476               3,127
   Strategic Partners Managed Index 500
        Class A                                       708                1,039               1,393               2,387
        Class B                                       237                 730                1,250               2,420
        Class C                                       238                 733                1,255               2,686
        Class L                                       751                1,120               1,513               2,609
        Class M                                       237                 730                1,250               2,502
        Class X                                       244                 752                1,287               2,753
   Strategic Partners Growth and Income
        Class A                                       731                1,111               1,515               2,640
        Class B                                       262                 805                1,375               2,675
        Class C                                       262                 805                1,375               2,925
        Class L                                       775                1,192               1,634               2,857
        Class M                                       262                 805                1,375               2,754
        Class X                                       269                 826                1,410               2,998
   Strategic Partners Growth with Income
        Class A                                       768                1,223               1,703               3,022
        Class B                                       301                 921                1,567               3,059
        Class C                                       301                 921                1,567               3,299
        Class L                                       812                1,303               1,820               3,229
        Class M                                       301                 921                1,567               3,135
        Class X                                       309                 944                1,606               3,381

   Strategic Partners Capital Income
        Class A                                       709                1,042               1,398               2,397
        Class B                                       238                 733                1,255               2,430
        Class C                                       238                 733                1,255               2,686
        Class L                                       752                1,123               1,518               2,619
        Class M                                       238                 733                1,255               2,512
        Class X                                       244                 752                1,287               2,753
   Strategic Partners Balanced
        Class A                                       724                1,088               1,476               2,560
        Class B                                       254                 782                1,336               2,594
        Class C                                       254                 782                1,336               2,846
        Class L                                       767                1,169               1,596               2,778
        Class M                                       254                 782                1,336               2,674
        Class X                                       260                 801                1,369               2,917
   Strategic Partners High Yield Bond
        Class A                                       594                 897                1,222               2,139
        Class B                                       221                 682                1,170               2,253
        Class C                                       221                 682                1,170               2,513
        Class L                                       589                 932                1,299               2,328
        Class M                                       221                 682                1,170               2,336
        Class X                                       227                 699                1,199               2,576
   Strategic Partners Bond
        Class A                                       580                 855                1,151               1,990
        Class B                                       208                 643                1,103               2,112
        Class C                                       208                 643                1,103               2,379
        Class L                                       575                 891                1,229               2,182
        Class M                                       208                 643                1,103               2,197
        Class X                                       213                 659                1,131               2,439
   Strategic Partners Money Market
        Class L                                       145                 449                 776                1,702
             Class D                                  124                 387                 670                1,477
        Class M                                       195                 603                1,037               2,061
        Class C                                       195                 603                1,037               2,243
        Class X                                       200                 618                1,063               2,299

INVESTMENT PROGRAMS OF THE FUNDS

         The investment objective, policies and limitations for each of the Funds are described below.

         While certain  policies apply to all Funds,  generally each Fund has a different  investment  objective and investment  focus.
As a result,  the risks,  opportunities  and returns of investing  in each Fund will differ.  Those  investment  policies  specifically labeled as "fundamental" may not be changed without  shareholder  approval.  However,  the investment  objective of each Fund generally is not a fundamental policy and may be changed by the Directors of the Company without  shareholder  approval.  Similarly,  most of the
Funds' investment policies and limitations are not fundamental policies.

         There can be no assurance  that the  investment  objective of any Fund will be achieved.  Risks  relating to certain  types of securities and  instruments in which the Funds may invest are described in this  Prospectus  under "Certain Risk Factors and Investment
Methods."

         If approved by the Directors of the Company,  the Company may add more Funds and may cease to offer any existing  Funds in the future.

ASAF INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  long-term  capital  growth by  investing  in a  diversified portfolio of international equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Fund invests its assets.  Equity  securities  include common  stocks,  securities  convertible  into common stocks and securities  having common stock  characteristics  or other  derivative instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock, convertible preferred stock, convertible bonds, convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps investments.

         The Fund seeks to meet its  investment  objective by  investing,  under normal market  conditions,  primarily in a diversified portfolio of equity  securities of companies  located or operating in developed  non-U.S.  countries and emerging markets of the world.
The equity securities will ordinarily be traded on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter market in the country where the issuer is principally  based,  but may also be traded in other  countries  including the United States.
The  Sub-advisor  intends  to focus on  companies  with an  above-average  potential  for  long-term  growth  and  attractive  relative valuations.  The Sub-advisor  selects  companies  based on five key factors:  growth,  valuation,  management,  risk and sentiment.  In addition,  the  Sub-advisor  looks for  companies  with the  following  characteristics:  (1) a  distinguishable  franchise on a local, regional or global basis; (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth;  (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

         The Fund will normally  allocate  assets among a variety of  countries,  regions and industry  sectors,  investing in at least five  countries  outside of the United States.  In selecting  countries,  the  Sub-advisor  considers  such factors as economic  growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity. The Fund may invest up to 40% of its total assets in any one country and up to 25% of its total  assets in  securities  of issuers  located and  operating  primarily in emerging market countries.

         As with any equity fund, the  fundamental  risk associated with the Fund is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in  response to many  factors,  including  the  historical  and  prospective earnings of the issuer,  the value of its  assets,  general  economic  conditions,  interest  rates,  investor  perceptions  and market liquidity.

         As a fund that invests  primarily in the securities of foreign issuers,  the risk and degree of share price fluctuation of the
Fund may be greater than a fund investing primarily in domestic  securities.  The risks of investing in foreign  securities,  which are described in more detail below under  "Certain Risk Factors and  Investment  Methods,"  include  political and economic  conditions and instability  in foreign  countries,  less  available  information  about foreign  companies,  lack of strict  financial and  accounting controls and standards,  less liquid and more volatile  securities  markets,  and  fluctuations in currency  exchange rates.  While the
Fund has  authority  to engage in  transactions  intended to hedge its  exposure to  fluctuations  in foreign  currencies,  it does not currently  intend to do so. To the extent the Fund invests in securities of issuers in  developing  countries,  the Fund may be subject to even greater levels of risk and share price  fluctuation.  Transaction costs are often higher in developing  countries and there may be delays in settlement of transactions.

Other Investments:

         The Fund may invest up to 20% of its total assets in debt or  preferred  equity  securities  exchangeable  for or  convertible into marketable equity  securities of foreign  companies.  In addition,  the Fund may regularly invest up to 20% of its total assets in high-grade  short-term debt securities,  including U.S. Government  obligations,  investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

         The Fund may use futures contracts and related options,  options on securities,  securities  indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund also may from time to time make short sales of securities "against the box."

         Additional  information  about  convertible  securities,  options,  futures  contracts,  short sales and other investments and investment practices of the Fund is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  In addition to regularly  investing up to 20% of its total assets in  short-term  debt  securities as noted  above,  the Fund may hold all or a  significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market  conditions or for cash management  purposes.  While the Fund is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The investment objective of the Fund (will be renamed Strategic Partners  International Growth Fund) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to  countries  other than the United  States.  The 80%  investment  requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective  primarily  through  investments  in equity  securities of issuers  located  outside the United
States.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable for common or preferred  stocks.  The Fund has the flexibility to invest on a worldwide basis in companies and  organizations  of any size, regardless of country of organization or place of principal business activity.

         Under normal  circumstances,  the Fund invests  primarily in  securities  of issuers from at least five  different  countries, excluding  the United  States.  Although  the Fund intends to invest  substantially  all of its assets in issuers  located  outside the
United  States,  it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

         The Fund invests  primarily in companies  selected for their growth potential.  The Sub-advisor  generally takes a "bottom up"
approach to choosing  investments for the Fund. In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential  that may not be  recognized  by the market at large,  regardless  of where the companies are organized or where they primarily conduct  business.  Although themes may emerge in the Fund,  securities are generally  selected without regard to any defined allocation among countries,  geographic  regions or industry  sectors,  or other similar selection  procedure.  Current income is not a significant factor in choosing investments, and any income realized by the Fund will be incidental to its objective.

         As with any fund investing  primarily in equity  securities,  the  fundamental  risk associated with the Fund is the risk that the value of the  equity  securities  it holds  might  decrease.  Stock  values may  fluctuate  in  response  to the  activities  of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk associated with the Fund may be greater than a fund investing  primarily in domestic  securities.  For a further  discussion of the risks  involved in investing in foreign  securities,  see this  Prospectus  under  "Certain Risk Factors and
Investment  Methods." In  addition,  the fund may invest to some degree in smaller or newer  issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations" from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  issuer  will be  recognized  and  increase  in value due to a specific development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or  process,  a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and demand for the  security.  Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Fund may invest to a lesser  degree in debt  securities,  including  bonds  rated  below  investment  grade by the primary rating  agencies  ("junk"  bonds),  mortgage and  asset-backed  securities  and zero  coupon,  pay-in-kind  and step coupon  securities
(securities that do not, or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities  and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in  securities  prices, foreign  currency  markets or interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging purposes such as seeking to increase income.  The Fund may also use currency hedging  techniques,  including  forward currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices  or other  financial  indicators.  Such  securities  may offer  growth  potential  because  of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the Fund may invest and their  risks,  see this
Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and bonds.  The Fund's  cash and  similar  investments  may  include  high-grade  commercial  paper,  certificates  of  deposit, repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective of long-term growth of capital will be limited.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Small-Cap Growth Opportunity Fund) is
to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its objective by normally  investing  primarily in the common stocks of small-sized  companies.  For purposes of the Fund,  small-sized  companies are those that have market  capitalizations  similar to the market capitalization of the companies in the Russell  2000(R)Growth Index at the time of the Fund's  investment.  The size of the  companies in the Russell 2000(R)Growth Index will change with market conditions.

         The  Sub-Advisor  believes that  discipline and  consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Fund, the Sub-Advisor  uses a fundamental and quantitative  investment  process that is extremely  focused on business  momentum,  as  demonstrated  by such  factors as earnings  or revenue and sales  growth.  Using its own fundamental  research and bottom-up  approach to investing,  the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place recognizes their fundamental value and their growth potential.  The Sub-Advisor  begins its investment  process by creating a universe of companies that possess the growth  characteristics  it seeks. The universe is continually  updated.  The Sub-Advisor then ranks each company in its universe using proprietary  software and research models that incorporate  attributes of successful  growth like positive earnings  surprises,  upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The Sub-Advisor will also review its universe to identify companies which possess growth  attributes but whose growth potential and fundamental  value have not been recognized by the market and whose stock may be considered  underpriced using certain financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its price-to-earnings  ratio vs. similar companies,  its competitive advantages like brand or market niche, its  management  team and its current and future  business  prospects.  Finally,  using its own  fundamental  research  and a bottom-up approach to investing,  the Sub-Advisor  evaluates each company's  business  momentum to determine  whether the company can sustain its current  growth  trend,  or if the company is  currently  out of market  favor,  whether it has the  potential  to achieve  significant appreciation as the marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends on many  factors.  Generally  speaking,  however,  the  Sub-Advisor considers  selling a security when its  anticipated  future  appreciation is no longer  probable,  alternative  investments  offer more superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration  in business  momentum or fundamentals occurs or is expected by the Sub-Advisor to occur.

         Because the Fund  invests  primarily  in common  stocks,  the primary  risk of  investing in the Fund is that the value of the stocks it holds  might  decrease  and you could lose  money.  The prices of the  securities  in the Fund will  fluctuate.  These  price movements may occur because of changes in the  financial  markets as a whole,  a company's  individual  situation or industry  changes.
These risks are greater for  companies  with smaller  market  capitalizations  because they tend to have more  limited  product  lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Fund may  invest  to a lesser  degree in types of  securities  other  than  common  stocks,  including  preferred  stocks, warrants, and convertible securities.

In addition, the Fund may invest in the following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Fund may invest up to 15% of its total assets in foreign  securities.  The Fund may invest  directly in foreign  securities  denominated in foreign  currencies,  or may invest through  depositary  receipts or passive foreign  investment companies.  Generally,  the same criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and  foreign  issuers  traded in the United  States are not  considered  to be  Foreign  Securities  for  purposes  of this  investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund may use derivative  instruments to hedge the value of its portfolio against potential adverse movements in securities prices,  currency exchange rates or interest rates.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the Fund's  investments may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the Fund does not always stay fully invested in stocks and other equity securities.  The Fund's cash and similar investments may include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements  and money  market  funds  managed  by the  Sub-advisor  or others.  While the Fund is in a  defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

ASAF DEAM SMALL-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Small-Cap Growth Fund) is to
seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of small-sized  companies included in the Russell 2000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those  stocks  included in the Russell  2000(R)Growth  Index,  but which outperforms the Russell 2000(R)Growth Index through active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization index that measures the  performance  of  small-sized  companies  with above average  growth  prospects.  As of December 31, 2003,  the average  market  capitalization  of the  companies  in the  Russell  2000(R)Growth  Index  was  $579  million  and  the  median  market capitalization  was $461  million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.
The targeted  tracking  error of this Fund is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation may be higher.
For purposes of this Fund,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Growth Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a "managed alpha" strategy.

         The Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth versus cash flow growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence  over short  range  market  fluctuations.  However,  the Fund may  occasionally  make  investments  for  short-term  capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor  perception or general economic or financial market  movements.  Because of the
Fund's focus on the stocks of smaller growth  companies,  investment in the Fund may involve  substantially  greater than average share price  fluctuation  and  investment  risk.  A fund  focusing  on growth  stocks will  generally  involve  greater  risk and share price fluctuation  than a fund  investing  primarily in value stocks.  While the Fund attempts to outperform  the Russell 2000(R)Growth Index, it is not expected that any  outperformance  will be substantial.  The Fund also may  underperform  the Russell 2000(R)Growth Index over short or extended periods.

         In addition,  investments  in securities  of smaller  companies are  generally  considered  to offer greater  opportunity  for appreciation  and to involve greater risk of depreciation  than securities of larger  companies.  Smaller  companies often have limited product  lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the securities of small-cap  companies  are not as broadly  traded as those of larger  companies,  they are often subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations  of these  securities  include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national securities  exchange or traded  over-the-counter.  Options  transactions may be used to pursue the Fund's  investment  objective and also to hedge against  currency and market  risks,  but are not intended for  speculation.
The Fund may engage in financial  futures  transactions  on  commodities  exchanges  or boards of trade in an attempt to hedge  against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF GABELLI SMALL-CAP VALUE FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Small Company Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the Fund  invests  its  assets.  The Fund generally defines small capitalization stocks as stocks of companies with a capitalization of $1.5 billion or less.

         Reflecting  a value  approach to  investing,  the Fund will seek the stocks of  companies  whose  current  stock prices do not appear to  adequately  reflect  their  underlying  value as  measured  by  assets,  earnings,  cash flow or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures,  and may be temporarily out of favor,  but have good  prospects  for capital  appreciation.  In  selecting  investments,  the  Sub-advisor  generally  looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

         The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying assets of the company,  such as takeover efforts,  a change in management,  or a plan to improve the business through  restructuring or other means.

         The Fund may sell  securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Fund will not sell a stock just  because the company has grown to a market  capitalization  of more than
$1.5 billion, and it may on occasion purchase companies with a market cap above $1.5 billion.

         As with all stock  funds,  the Fund's  share  price can fall  because of  weakness  in the  securities  market as a whole,  in particular  industries  or in specific  holdings.  Investing  in small  companies  involves  greater  risk of loss than is  customarily associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks.  Small companies often have limited product lines,  markets,  or financial  resources,  and their management may lack depth and  experience.  While a value approach to investing is generally  considered to involve less risk than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Fund will invest  primarily in U.S. common stocks,  it may also purchase other types of securities,  for example, preferred  stocks,  convertible  securities,  warrants and bonds when considered  consistent with the Fund's  investment  objective and policies.  The Fund may purchase preferred stock for capital  appreciation  where the issuer has omitted,  or is in danger of omitting, payment of the  dividend on the stock.  Debt  securities  would be purchased in  companies  that meet the  investment  criteria for the
Fund.

         The Fund may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American  Depositary  Receipts  and securities  of companies in  developing  countries,  and may enter into forward  foreign  currency  exchange  contracts.  (The Fund may invest in  foreign  cash items as  described  below in excess of this 20%  limit.)  The Fund may enter  into  stock  index or  currency futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of managing the Fund's exposure to the equity  markets.  The Fund may also write  (sell) call and put options  and  purchase  put and call  options on  securities,  financial indices,  and currencies.  The Fund may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures,  options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus under
"Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's  reserves may be invested in high-quality  domestic and foreign money market  instruments,  including  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Fund is in a defensive  position,  the  opportunity to achieve its  investment  objective of long-term capital growth will be limited.

ASAF GOLDMAN SACHS MID-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Mid Cap Growth  Fund) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         The Fund pursues its  objective  by  investing  primarily in equity  securities  selected for their growth  potential.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred stocks. For purposes of the Fund,  medium-sized companies are those whose market  capitalizations  (measured at the time of investment)
fall within the range of companies in the Standard & Poor's  MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the
S&P 400 will vary,  but as of January  31,  2003,  they  ranged  from  approximately  $172  million to $7.3  billion.  The  Sub-advisor generally  takes a "bottom up"  approach to choosing  investments  for the Fund.  In other  words,  the  Sub-advisor  seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time,  regardless of size,  country of organization,  place of principal business activity, or other similar selection criteria.

         Because the Fund may invest  substantially all of its assets in equity  securities,  the main risk of investing in the Fund is that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate in response to the  activities  of an individual  company or in response to general market or economic  conditions.  As a fund that invests  primarily in mid-cap  companies, the Fund's  risk and share  price  fluctuation  can be expected to be more than that of many funds  investing  primarily  in  large-cap companies,  but less than that of many funds  investing  primarily in small-cap  companies.  In general,  the smaller the company,  the more  likely it is to  suffer  significant  losses as well as to  realize  substantial  growth.  Smaller  companies  may lack  depth of management,  they may be unable to  generate  funds  necessary  for  growth or  potential  development,  or they may be  developing  or marketing  products or services for which there are not yet, and may never be,  established  markets.  In addition,  such companies may be subject to intense  competition from larger companies,  and may have more limited trading markets than the markets for securities of larger issuers.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made. To a limited extent,  the Fund may purchase  securities in anticipation  of relatively  short-term  price gains.  The Fund may also sell one  security  and  simultaneously  purchase  the same or a  comparable  security to take  advantage  of short-term differentials in bond yields or securities prices.

         Special  Situations.  The Fund may invest in "special  situations".  A "special  situation" arises when, in the opinion of the
Sub-advisor,  the securities of a particular company will be recognized and appreciate in value due to a specific development,  such as a  technological  breakthrough,  management  change or new  product at that  company.  Investment  in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in domestic and foreign equity  securities,  the Fund may also invest to a lesser degree in other types of  securities,  such as debt  securities.  Debt  securities  may include  bonds rated below  investment grade  ("junk"  bonds),  assets in  mortgage-  and  asset-backed  securities  and assets in zero  coupon,  pay-in-kind  and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         Index/structured  Securities.  The  Fund  may  invest  in  indexed/structured   securities,  which  typically  are  short-  to
intermediate-term  debt  securities  whose  value at  maturity  or  interest  rate is  linked to  currencies,  interest  rates,  equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly traded in the United States.  The Fund may also invest in foreign  companies  through  depository  receipts or passive foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities  as are used to select  domestic securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis without  regard to any defined  allocation  among countries or geographic  regions.  However,  certain  factors such as expected  levels of inflation,  government  policies  influencing business conditions, the outlook for currency relationships,  and prospects for economic growth among countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus  under "Certain Risk Factors and Investment
Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund may use  derivative  instruments  to hedge or protect its portfolio  from adverse  movements in securities  prices,  currency  exchange rates,  and interest  rates.  To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are unfavorable for profitable  investing,  or when the Sub-advisor is otherwise unable to locate  attractive  investment  opportunities,  the Fund's cash or similar  investments may increase.  In other words,  the Fund does not always stay fully invested in stocks.  Even when the Fund is essentially  fully invested, some residual  amount of Fund assets will remain in cash and similar  investments.  These  investments  may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt obligations,  and money market funds (including funds managed by the
Sub-advisor).  When the Fund's  investments  in cash or similar  investments  increase,  the  opportunity  to  achieve  its  investment objective of long-term growth of capital may be limited.

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Relative  Value Fund) is to seek capital growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Fund invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap  companies for purposes of the Fund.  Some of the Fund's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Fund seeks to reduce risk by  diversifying  among many  companies  and industries.

         Under the Fund's value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are undervalued  and that may rise in price when other  investors  realize their worth.  Fund managers may identify value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high  level of stock  ownership  among  management,  or a recent  sharp  decline  in stock  price  that  appears  to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally considers selling a stock when it reaches a target price, when it fails to perform as expected,  or when other opportunities appear more attractive.

         As a Fund that  invests  primarily  in the stocks of mid-cap  companies,  the Fund's risk and share price  fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing primarily in small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform other  types of  stocks  when the  market  or the  economy  is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  While value investing  historically has involved less risk than investing in growth companies,  the stocks purchased by the
Fund may remain  undervalued  during a short or extended  period of time. This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries  would benefit from changing market or economic conditions.

Other Investments:

         Although  equity  securities are normally the Fund's primary  investments,  it may invest in preferred  stocks and convertible securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Fund may also invest in fixed income or debt  securities.  The Fund may invest up to 15% of its total assets,  measured at the time of investment,  in debt  securities  that are rated below  investment  grade or comparable  unrated securities.  There is no minimum rating on the fixed income securities in which the Fund may invest.

         Foreign  Securities.  The Fund may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition,  the Fund may enter into foreign currency  transactions,  including  forward foreign currency  contracts and options on foreign  currencies,  to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Fund may try to reduce the risk of securities  price changes  (hedge) or generate income by writing
(selling)  covered  call  options  against  securities  held in its  portfolio,  and may  purchase  call  options  in  related  closing transactions.  The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

         Real Estate  Investment  Trusts  (REITS).  The Fund may invest in REITS.  REITS are pooled  investment  vehicles  which invest primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special  risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When the Fund  anticipates  unusual market or other  conditions,  it may temporarily  depart from its objective of capital growth and invest  substantially  in high-quality  short-term  investments.  This could help the Fund avoid losses but may mean lost opportunities.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners  Technology Fund) is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Principal Investment Policies and Risks:

         The Fund normally will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities issued by technology-related  companies.  The 80% investment  requirement applies at the time the Fund invests its assets.  These  industries  include,  but are not limited to, applied  technology,  biotechnology,  communications,  computers,  video, electronics,  Internet, IT services and consulting,  oceanography,  office and factory automation,  networking,  robotics, and video. A portion of the Fund's assets may be invested  outside of this sector.  To determine  whether a potential  investment is doing  business in the technology sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the technology sector;
o        At least 50% of its assets must be devoted to producing revenues from the technology sector; or
o        Based on other available information, the Sub-advisor determines that its primary business is within the technology sector

         The Sub-advisor uses a bottom-up  approach to create the Fund's  investment  portfolio,  focusing on company  fundamentals and growth prospects when selecting  securities.  In general,  the Fund emphasizes strongly managed companies that the Sub-advisor believes will generate  above-average  growth rates for the next three to five years.  The  Sub-advisor  prefers  markets and  industries  where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         A core portion of the Fund's portfolio is invested in market-leading  technology  companies that the Sub-advisor believes will maintain or improve their market share  regardless of overall  economic  conditions.  These  companies are usually  large,  established firms that are  leaders in their field and have a strategic  advantage  over many of their  competitors.  The  remainder  of the Fund's portfolio  consists of  faster-growing,  more volatile  technology  companies that the Sub-advisor  believes to be emerging  leaders in their fields.

         As with any fund  investing  primarily in equity  securities,  the Fund is subject to the risk that the equity  securities  in which it invests  will decline in value.  Although the Fund's  investments  are  diversified  across the  technology  sector,  they are limited to a comparatively  narrow segment of the economy.  Therefore,  the Fund is not as diversified as most other mutual funds,  and far less  diversified  than the broad  securities  market.  This means that the Fund's share price may fluctuate  more rapidly and to a greater  degree than other funds.  In addition,  many of the products  and services  offered by the  technology  companies in which the
Fund invests are subject to rapid  obsolescence,  which may reduce the value of the  securities of those  companies.  To the extent the
Fund invests in smaller, faster-growing technology companies, the Fund's level of risk and share price fluctuation may increase.

Other Investments:

         In addition to  investing in equity  securities,  the Fund may also invest in debt  securities.  The Fund may invest up to 25%
of its assets in securities of non-U.S.  issuers.  Securities of Canadian issuers and American  Depositary  Receipts are not subject to this 25%  limitation.  The Fund may  invest in futures  contracts,  options on  specific  securities,  stock  indices  and stock  index futures,  forward foreign currency exchange  contracts and other types of derivative  instruments  (including  swaps,  caps, floors and collars).

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to protect the assets of the Fund by  investing in high  quality  money market  instruments,  such as  short-term  U.S.  government obligations,  commercial  paper  or  repurchase  agreements.  The  Fund  has the  right to  invest  up to 100% of its  assets  in these securities,  although it is unlikely to do so. While the fund is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Health  Sciences Fund) is to seek growth.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of companies  that  develop,  produce or distribute  products or services  related to health care.  The 80%  investment requirement  applies at the time the Fund invests its assets.  These companies  include,  but are not limited to, medical  equipment or supplies,  pharmaceuticals,  health care facilities, and applied research and development of new products or services. A portion of the
Fund's assets is not required to be invested in the sector.  To determine  whether a potential  investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

o        At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o        At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o        Based on other  available  information,  the Sub-advisor  determines  that its primary  business is within the health sciences sector.

         The Fund is  aggressively  managed.  It primarily  invests in equity  securities  that the  Sub-advisor  believes will rise in price  faster  than  other  securities,  as well as  options  and other  investments  whose  values are based upon the values of equity securities.

         The  Sub-advisor  uses a "bottom  up"  investment  approach  to create the Fund's  investment  portfolio,  focusing on company fundamentals and growth  prospects when selecting  securities.  In general,  the Fund emphasizes  strongly  managed  companies that the
Sub-advisor  believes will generate  above-average  growth rates for the next three to five years. The Sub-advisor  prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

         The  Sub-advisor  attempts  to  blend  well-established  health  care  firms  with  faster-growing,   more  dynamic  entities.
Well-established  health care companies typically provide liquidity and earnings visibility for the investment  portfolio and represent core holdings in the Fund. The remainder of the portfolio  consists of faster-growing,  more dynamic health care companies,  which have new  products or are  increasing  their market share of existing  products.  Many  faster-growing  health care  companies  have limited operating histories and their potential  profitability may be dependent on regulatory  approval of their products,  which increases the volatility of these companies' securities prices.

         Many of these  activities are funded or subsidized by  governments;  withdrawal or curtailment of this support could lower the profitability  and market prices of such companies.  Changes in government  regulation  could also have an adverse  impact.  Continuing technological advances may mean rapid obsolescence of products and services.

         The Fund's  investments are diversified across the health sciences sector.  However,  because those investments are limited to a comparatively  narrow segment of the economy,  the Fund's investments are not as diversified as investments of most mutual funds, and far less  diversified than the broad  securities  markets.  This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio  investments  tend to go up and down more rapidly.  As a result,  the value of a Fund share may rise or fall rapidly.

         The  Fund  is  subject  to  other  principal  risks  such as  potential  conflicts,  market,  foreign  securities,  liquidity, counterparty and lack of timely information risks.

Other Investments:

         The Fund may also  invest  in  American  Depositary  Receipts  (ADRs)  and  repurchase  agreements.  The Fund may use  futures contracts and related options,  options on securities,  securities indices and currencies to attempt to hedge against the overall level of risk normally  associated with the Fund's  investments.  The Fund may invest up to 25% of their  respective  assets in securities of
non-U.S.  issuers.  Securities of Canadian issuers and ADRs are not subject to this 25% limitation.  For additional  information  about these  investments  and risks,  see this  Prospectus  under "Certain Risk Factors and  Investment  Methods" and the Company's SAI under
"Investment Programs of the Funds."

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  When securities  markets or economic  conditions are unfavorable or unsettled,  the Sub-advisor might try to  protect  the  assets  of the Fund by  investing  in  securities  that are  highly  liquid  such as high  quality  money  market instruments,  like short-term U.S.  government  obligations,  commercial  paper or repurchase  agreements,  even though that is not the normal  investment  strategy of the Fund. The Sub-advisor has the right to invest up to 100% of the Fund's assets in these  securities, although the  Sub-advisor  is unlikely to do so. Even though the securities  purchased for defensive  purposes often are considered the equivalent  of cash,  they have  their  own  risks.  Investments  that are  highly  liquid or  comparatively  safe tend to offer  lower returns.  Therefore,  the Fund's performance could be comparatively lower if it concentrates in defensive  holdings.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Managed  OTC Fund) is to provide investment  results that correlate to the  performance of a benchmark for securities  that are traded in the  over-the-counter  market.
The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in securities of companies  included in the  NASDAQ-100  Index (the
"NASDAQ-100") (or equity  securities that, in the  Sub-advisor's  opinion should simulate the movement of the NASDAQ-100) and leveraged instruments,  such as futures  contracts,  options and swaps  relating to the  NASDAQ-100.  The Fund may also  sampling  techniques  in seeking its investment  objective.  The  NASDAQ-100 is a modified  capitalization-weighted  index composed of the equity  securities of
100 of the largest  non-financial  companies listed on the National  Association of Securities Dealers Automated Quotations System. The
Sub-advisor  will attempt to consistently use leveraged  instruments to increase the Fund's exposure to 125% of the NASDAQ-100.  If the
Sub-advisor  achieves this goal,  the value of the Fund's shares will tend to increase on a daily basis,  before fees and expenses,  by
125% of the value of any increase in the  NASDAQ-100  and when the value of the  NASDAQ-100  declines,  the value of the Fund's  shares will tend to decrease on a daily basis,  before fees and  expenses,  by 125% of the value of any  decrease in the Index  (e.g.,  if the
NASDAQ-100 goes down by 5%, the value of the Fund's shares should go down by approximately 6.25% on that day).

         The Sub-advisor uses  quantitative  analysis  techniques to structure the Fund to obtain the highest  correlation to the daily movement of the  NASDAQ-100,  while remaining fully invested in all market  environments.  The Sub-advisor  will monitor the Fund on an ongoing basis,  and make adjustments as necessary to minimize  tracking error.  The Fund does not seek to provide  correlation with its benchmark over a period of time other than daily because mathematical compounding prevents the Fund from achieving such results.

         As a fund that may invest a  substantial  portion of its assets in stocks,  the Fund is subject to the risks  associated  with stock  investments,  and the Fund's share price  therefore may fluctuate  substantially.  Because the Fund seeks to provide  investment results that magnify fluctuations in the NASDAQ-100,  and will use leveraged instruments to help achieve this objective,  the Fund will be subject to greater risk and share price  fluctuation  than a Fund that attempts to match the  performance of the Index. In addition, while it is  anticipated  that the Fund will invest mainly in the securities of large  companies,  the Fund may be subject to a greater level of risk than the average  large-cap  fund based upon the  relatively  volatile  nature of the  securities  in which the Fund will invest such as  technology  related  companies.  While it is not expected  that the changes in net asset value of the Fund will deviate substantially  from the Fund's goal of achieving results  corresponding to 125% of the daily return of the NASDAQ-100,  factors such as
Fund  expenses,  timing in receiving  shareholder  activity,  imperfect  correlation  between the Fund's  investments  and those of the
NASDAQ-100,  rounding of share prices,  changes to the benchmark,  regulatory policies,  and leverage, may affect the Fund's ability to achieve this objective.  The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment company under the 1940 Act. This means it may invest in the  securities of a relatively  small number of issuers.  If the assets of the Fund are invested in a limited  number of issuers,  a single security's  increase or decrease in value may have a greater impact on the Fund's share price and total return,  and the Fund may be more  susceptible to a single adverse  economic or regulatory  occurrence.  Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

Other Investments:

         As noted above,  the Fund may enter into futures and options  transactions.  Specifically,  the Fund may purchase call options and write (sell) put options on  securities  and  securities  indices,  and may enter into stock index  futures  contracts  and related options.  The Fund may use futures  contracts  and related  options for bona fide  hedging  purposes to offset  changes in the value of securities held or expected to be acquired.  They may also be used to gain or increase  exposure to a particular  market or instrument, and for certain other  tax-related  purposes.  The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.  The Fund may invest in financial  instruments such as equity caps,  collars,  floors,  swaps and depository  receipts.
The Fund may also purchase U.S. Government securities.

         For further  information on these  securities and investment  practices and their risks,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs of the Funds."

ASAF MARSICO CAPITAL GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Capital  Growth Fund) is to seek capital  growth.  This is a fundamental  objective of the Fund.  Income is not an investment  objective and any income  realized on the
Fund's investments, therefore, will be incidental to the Fund's objective.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments  for the Fund,  the  Sub-advisor  uses an approach that combines "top down"  economic  analysis with
"bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such  macro-economic  factors as  interest  rates, inflation,  the regulatory  environment,  and the global competitive landscape. In addition, the Sub-advisor also examines such factors as the most attractive  global  investment  opportunities,  industry  consolidation,  and the  sustainability  of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large. In determining  whether a particular  company may be a suitable  investment by the Fund, the Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its franchise durability and pricing power, solid fundamentals  (e.g., a strong balance sheet,  improving returns on equity,  and the ability to generate free cash flow,  apparent use of conservative  accounting standards,  and transparent financial disclosure),  strong and ethical management,  apparent commitment to  shareholder  interests  and  reasonable  valuations  in the context of projected  growth  rates.  This is called  "bottom up" stock selection.

         The primary risk  associated  with  investment in the Fund will be the risk that the equity  securities  held by the Fund will decline in value.  The risk of the Fund is expected to be  commensurate  with that of other funds using a growth  strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Fund to purchase and hold  securities for capital  growth,  changes in the Fund will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from  liquidity  needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be  recognized  and increase in value due to a specific development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.  Investment  in  "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         The Fund may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Fund perceives an opportunity  for capital growth from such  securities.  The Fund may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Fund may also purchase  securities  of foreign  issuers,  including  foreign  equity and debt  securities  and  depositary receipts.  Foreign  securities  are  selected  primarily on a  stock-by-stock  basis  without  regard to any defined  allocation  among countries  or  geographic  regions.  The Fund may also use a  variety  of  currency  hedging  techniques,  including  forward  currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Fund may invest without limit in  index/structured  securities,  which are debt  securities whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value may increase or decrease if the  reference  index or  instrument  appreciates).  Index/structured  securities  may have  return  characteristics  similar to direct investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other Derivative  Instruments.  The Fund may purchase and write (sell) options on securities,  financial indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial  indices,  and foreign  currencies, options on futures  contracts,  forward  contracts and swaps and  swap-related  products.  These  instruments will be used primarily to hedge the Fund's positions against potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited  extent,  the Fund may also use  derivative  instruments  for  non-hedging  purposes such as increasing  the Fund's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Also, for more  information on the types of securities in which the Fund may invest,  see this Prospectus  under "Certain Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the  Sub-advisor  may increase the Fund's cash position  without  limitation when the Sub-advisor  believes that  appropriate  investment  opportunities  for capital growth with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes  or to receive a return on idle cash) will  include  high-grade  commercial  paper,  certificates  of deposit  and  repurchase agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of capital growth will be limited.

ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners  Concentrated Growth Fund) is to seek growth of capital.

Principal Investment Policies and Risks:

         The Fund will pursue its objective by investing  primarily in equity  securities.  Equity  securities  include  common stocks, preferred  securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies  that the  Sub-advisor  believes have potential to achieve  capital  appreciation  over the  long-term.  The Fund seeks to achieve its investment  objective by investing,  under normal  circumstances,  in approximately  30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Fund invests a substantial  portion (or all) of its assets in equity securities,  the Fund is subject to the risks associated  with  investments in equity  securities,  and the Fund's share price  therefore may fluctuate  substantially.  This is true despite the Fund's focus on the equity  securities  of larger  more-established  companies.  The Fund's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry will affect the prices of particular  stocks held by the Fund (for example,  poor earnings,  loss of major customers,  major litigation  against an issuer, or changes in government regulations  affecting an industry).  Because of the types of securities in which the Fund invests,  the Fund is designed for those who are investing for the long term.

         The Fund  generally  intends  to  purchase  securities  for  long-term  investment  rather  than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made.

         Non-Diversified  Status.  The Fund is classified as a  "non-diversified"  investment  company under the Investment Company Act of 1940 (the "1940 Act").  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.
As a result,  a single  security's  increase or decrease in value may have a greater impact on the Fund's share price and total return.
Because of this, the Fund's share price can be expected to fluctuate more than a comparable diversified fund.

         Special  Situations.  The Fund may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.  Investment  in  "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Fund may also invest to a lesser degree in debt securities when the Fund perceives an opportunity  for capital growth from such  securities.  The Fund is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

         The Fund may make short sales  "against the box." In addition,  the Fund may invest in the following  types of securities  and engage in the following investment techniques:

         Foreign  Securities.  The Fund may also purchase  securities of foreign issuers,  including foreign equity and debt securities and  depositary  receipts.  Foreign  securities  are  selected  primarily  on a  stock-by-stock  basis  without  regard to any  defined allocation  among  countries  or  geographic  regions.  No more than 25% of the Fund's  assets may be  invested  in foreign  securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices and foreign  currencies and options on such contracts and may invest in options on  securities,  financial  indices and foreign currencies,  forward contracts and interest rate swaps and swap-related  products  (collectively  "derivative  instruments").  The Fund intends to use most  derivative  instruments  primarily to hedge the value of its  portfolio  against  potential  adverse  movements in securities prices,  foreign currency markets or interest rates. To a limited extent,  the Fund may also use derivative  instruments for non-hedging  purposes such as seeking to increase  income.  The Fund may also use a variety of currency hedging  techniques,  including forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments  exposed to foreign  currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Fund's cash position  without  limitation when the Sub-advisor is of the opinion that appropriate  investment  opportunities for capital growth with desirable risk/reward  characteristics are unavailable.
Cash and  similar  investments  (whether  made for  defensive  purposes  or to receive a return on idle cash) will  include  high-grade commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the Sub-advisor.  While the Fund is in a defensive position, the opportunity for the Fund to achieve its investment objectives of capital growth will be limited.

ASAF LARGE-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Large-Cap Growth Fund) is to
seek maximum growth of investors' capital from a portfolio primarily of growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  issued by large  capitalization  companies.  The 80%  investment  requirement  applies at the time the Fund invests its assets.

         The Fund pursues its investment  objective by normally investing  primarily in the equity securities of large-sized  companies included in the Russell 1000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Russell 1000(R)Growth Index is a market  capitalization  index that measures the performance  of large,  established  companies  with above  average  growth  prospects.  As of December  31, 2003,  the average  market capitalization  of the  companies  in the  Russell  1000(R)Growth  Index  was  approximately  $13.47  billion  and  the  median  market capitalization  was  approximately  $3.97 billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market conditions.

         The Sub-advisor follows a highly disciplined  investment  selection and management process of identifying  companies that show superior absolute and relative earnings growth and also are attractively  valued.  Earnings  predictability  and confidence in earnings forecasts are important  parts of the selection  process.  Current  income will not be a significant  factor in selecting  investments.
The Sub-adviser  considers  selling or reducing a stock position when, in the opinion of the  Sub-adviser,  the stock has experienced a fundamental  disappointment  in  earnings;  it has  reached an  intermediate-term  price  objective  and its  outlook  no longer  seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement

         Like all common stocks,  the market values of the common stocks held by the Fund can fluctuate  significantly,  reflecting the business  performance of the issuing company,  investor perception or general economic or financial market movements.  The Fund's focus on the  stocks of large,  more  established  companies  may mean that its level of risk is lower  than a fund  investing  primarily  in smaller  companies.  A fund focusing on growth  stocks will  generally  involve  greater risk and share price  fluctuation  than a fund investing primarily in value stocks.

Other Investments:

         In  addition  to  investing  in common  stocks,  the Fund may also  invest to a limited  degree in  preferred  stocks and debt securities when they are believed by the  Sub-advisor to offer  opportunities  for capital  growth.  Other types of securities in which the Fund may invest include:

         Foreign  Securities.  The Fund may invest in  securities  of foreign  issuers in the form of  depositary  receipts or that are denominated  in U.S.  dollars.  Foreign  securities  in which the Fund may invest  include  any type of  security  consistent  with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures  and  Other  Derivatives.  The  Fund  may  invest  in  futures  contracts  under  certain  market conditions.  In addition,  the Fund may deal in options on securities and securities  indices,  which options may be listed for trading on a national  securities  exchange  or traded  over-the-counter.  Options  transactions  may be used to pursue  the Fund's  investment objective  and also to hedge  against  currency  and market  risks,  but are not intended for  speculation.  In addition,  the Fund may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the Fund may invest in a broad array of other  "derivative"  instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Fund may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the Fund may make and their risks is included below under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive position is deemed advisable because of prevailing market  conditions,  the Fund may invest  without  limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities  or cash or cash  equivalents, including  repurchase  agreements.  While the Fund is in a defensive position,  the opportunity to achieve its investment  objective of maximum capital growth will be limited.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek  attractive  long-term  capital  appreciation  on an after-tax basis.

Principal Investment Policies and Risks:

         The Fund will invest  primarily in  large-capitalization  stocks  selected  mainly from the 1,000  largest  U.S.  companies as measured  by their  capitalization.  Stock  selection  is based on a  combination  of  fundamental,  bottom-up  analysis  and  top-down quantitative  strategies that seek to identify  companies with superior  long-term  appreciation  prospects.  Generally the Sub-advisor uses a growth  approach to stock  selection,  looking for companies with one or more of the following  characteristics:  a demonstrated ability to consistently increase revenues,  earnings, and cash flow; capable management;  attractive business niches; and a sustainable competitive  advantage.  Valuation measures,  such as a company's  price/earnings ratio relative to the market and its own growth rate, are also considered.

         Generally,   the  Fund  will  limit   exposure  to   high-yielding   stocks.   However,   the  payment  of  dividends  -  even
higher-than-average dividends - does not disqualify a stock from consideration for the Fund's portfolio.

         The Fund seeks long-term  appreciation  while minimizing taxable  distributions of capital gains and dividends.  This approach is intended to reduce the negative effects of federal taxation and may increase  after-tax  returns compared with similar funds that do not make tax efficiency a primary focus.  To accomplish  the Fund's goal of minimizing  taxable  distributions,  the  Sub-advisor  will strive to avoid  realizing  capital gains by limiting sales of existing  holdings.  However,  gains may be realized when it is believed that the risk of holding a security  outweighs tax  considerations.  When gains are taken,  the Sub-advisor will attempt to offset them with losses from other  securities.  This may be  accomplished  by selling  certain  securities at a loss and investing the proceeds in similar securities.

         When shares that have  appreciated  are sold,  the  Sub-advisor  will attempt to limit  realized  capital gains by selling the highest-cost  securities  in a position  first (that is, the shares on which the Fund has the  smallest  gain).  The  Sub-advisor  will strive to keep  income  from  taxable  dividends  low.  There is no  guarantee  the  Sub-advisor's  attempts  to  manage  the Fund in a tax-efficient manner will be successful, or that the Fund will achieve its objectives.

         Growth  stocks can be volatile for several  reasons.  Since  growth  companies  usually  reinvest a high  proportion  of their earnings in their own businesses,  they may lack the dividends  often  associated with value stocks that could cushion their decline in
a  falling  market.  Also,  since  investors  buy  growth  stocks  because  of  their  expected  superior  earnings  growth,   earnings
disappointments  often  result in sharp  price  declines.  Investors  should be aware that the stock  market as a whole can decline for many reasons  including adverse  political or economic  developments and adverse market  conditions in the U. S. or abroad,  changes in investor  psychology  or heavy  institutional  selling.  Prospects for an industry or company may  deteriorate  because of a variety of factors,  including  disappointing  earnings  or  changes  in the  competitive  environment.  To the  extent  that the Fund  invests in technology stocks,  one should be aware that they are particularly  volatile and subject to greater price swings, up and down, than the broad market.

Other Investments:

         While most assets will be invested in U.S.  common  stocks,  other  securities  may also be purchased,  including  convertible securities,  warrants,  foreign stocks,  futures,  and options in keeping with Fund objectives.  In pursuing the Fund's objective,  the
Sub-advisor  has the  discretion  to purchase  some  securities  that do not meet its normal  investment  criteria when it perceives an unusual  opportunity for gain. These special  situations  might arise when the Sub-advisor  believes a security could increase in value for a variety of reasons,  including a change in management,  an extraordinary  corporate event, or a temporary imbalance in the supply of or demand for the securities.

         The Fund may invest up to 25% of its total  assets  (excluding  short-term  high  quality  foreign and  domestic  money market instruments)  in foreign  securities,  including  nondollar-denominated  securities  traded outside of the U.S. and  dollar-denominated securities of foreign  issuers  traded in the U.S. (such as ADRs).  The Fund may also enter into foreign  exchange  contracts.  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining  foreign  currencies or adverse political or economic  events  overseas.  The Fund may enter into futures and options  contracts  for a number of reasons,  including:  to manage
Fund exposure to changes in securities  prices and foreign  currencies;  as an efficient  means of adjusting  Fund overall  exposure to certain  markets;  to hedge against a potentially  unfavorable  change in interest  rates;  in an effort to enhance  income;  as a cash management  tool;  and to protect the value of  portfolio  securities.  Call and put options may be  purchased  or sold on  securities, financial  indices,  and foreign  currencies.  Investments  in futures and options are subject to additional  volatility  and potential losses.  The Fund may invest up to 10% of its total  assets in hybrid  instruments,  which  combine  the  characteristics  of  futures, options and securities.

         For additional  information  about these investments and risks, see this Prospectus under "Certain Risk Factors and Investment
Methods" and the Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may  establish  and maintain  cash  reserves  without  limitation  for  temporary  defensive purposes.  The Fund's reserves may be invested in short-term,  tax-exempt money market securities  (including money market mutual funds managed by the Sub-advisor or affiliates), as well as short-term,  investment-grade securities,  including tax-exempt commercial paper, municipal  notes,  and short-term  maturity bonds.  Some of these  securities may have  adjustable,  variable,  or floating rates.  The effect of taking such a position is that the Fund may not achieve its investment objective.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Core Value Fund) is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Fund will pursue its  objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Fund's assets will be invested in the common  stocks of large  companies  that appear to be  undervalued.  Among other things,  the
Fund seeks to identify  compelling buying  opportunities  created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects remain sound. The  Sub-advisor's  investment  approach is value-based and  price-driven,  and it relies on the intensive  fundamental  research of its internal  research staff to identify these buying opportunities in the marketplace.

         Fund  investments  are  selected  by the  Sub-advisor  based upon a model  portfolio  of  125-175  stocks  constructed  by the
Sub-advisor.  In selecting  investments for the model  portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words, the
Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
The  Sub-advisor  relates  present  value of each  company's  forecasted  future  cash  flow to the  current  price of its  stock.  The
Sub-advisor  ranks  companies from the highest  expected  return to the lowest,  with the companies at the top of the ranking being the most undervalued.

         Once the  expected  return for each  stock is  calculated,  the  Sub-advisor  adjusts  for  timing  and  concentration  risks.
Securities are ranked by risk-adjusted  expected returns.  Securities ranked in the top third of its valuation  universe,  if selected, are  over-weighted  in the Fund because they represent the most  undervalued  stocks in its universe.  The  Sub-advisor  market weights securities  ranked in the middle third of its universe,  if selected,  to add  diversification  to the Fund. To control  variability in premium,  the Sub-advisor also holds the largest  capitalization  securities (at  under-weighted  positions) in the Fund even when they rank in bottom third of the universe.  If a security falls in the ranking from the top third of the  Sub-advisor's  valuation  universe to the middle third,  the  Sub-advisor  may reduce Fund's the position to market weight.  If the security's  ranking  continues to fall into the bottom  third of its  universe,  the  Sub-advisor  may either  sell it or, if it is a very large  capitalization  stock,  will underweight it. The  Sub-advisor  may from time to time deviate from the foregoing  process with respect to the weighting of individual securities in the Fund when determined appropriate by the Sub-advisor.

         The Sub-advisor may delay the Fund's  purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near future,  and it may delay the Fund's sale of securities if recent  strength in the stock or upward  earnings  revisions  indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue  portfolio  exposure to industry  sector and other risk factors.  The  Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also seeks to control  risks by  correlating  the size of initial  purchases  by the Fund to the  security's benchmark  weighting,  within plus or minus 0.5%. If market  appreciation of a security  brings the security's  weighting to 1.0% above or below its benchmark  weighting (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the
Fund invests  primarily  in stocks,  the Fund is subject to the risks  associated  with stock  investments,  and the Fund's share price therefore  may  fluctuate  substantially.  The Fund's  share  price will be  affected by changes in the stock  markets  generally,  and factors  specific  to a company or an  industry  will  affect the  prices of  particular  stocks  held by the Fund (for  example,  poor earnings,  loss of major  customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an  industry).  The Fund's focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  While the Fund's value investing  historically has involved less risk than  investing in growth  companies,  investing in value stocks  carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index futures  contracts  and related  options.  These  instruments  may be used for several  reasons:  to simulate full  investment in equities while retaining cash for fund management  purposes,  to facilitate  trading, or to reduce transaction costs. The Fund will not use  derivatives  for  speculative  purposes  or to  leverage  its  assets.  The Fund will limit its use of  securities  index  futures contracts  and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related  options do not exceed 5% of the Fund's assets and the  percentage of the Fund's assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments to meet redemption  requests.  These  securities  include  obligations  issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and certain bank obligations.  The
Fund will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective  of the Fund  (will be  renamed  Strategic  Partners  Managed  Index 500 Fund) is to outperform  the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)")  through  stock  selection  resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in securities included in the S&P 500(R).  The 80% investment requirement applies at the time the Fund invests its assets.

         The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange Inc.  (the  "NYSE").  The
Sub-advisor believes that the S&P 500(R)is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative  criteria  that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the Fund should over-weight,  under-weight  or hold a  neutral  position  in the  stock  relative  to the  proportion  of the S&P 500(R)that the  stock represents.  In addition,  the  Sub-advisor may determine  based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Fund in any amount,  and (2) certain equity  securities  that are not included in the S&P 500(R)should be held by the
Fund.  The Fund will not invest more than 15% of its total assets in equity securities of companies not included in the S&P 500(R).

         As a mutual fund investing  primarily in common stocks,  the Fund is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria  used to determine  which stocks to over- or  under-weight  will balance each other so that the overall risk of the Fund is not likely to differ  materially from the risk of the S&P 500(R)itself.  While the Fund attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be substantial.  The Fund also may underperform the S&P 500(R)over short or extended periods.

         About the S&P 500(R).  The S&P 500(R)is a  well-known  stock market  index that  includes  common  stocks of 500  companies  from several  industrial sectors  representing a significant  portion of the market value of all common stocks publicly traded in the United
States.  Stocks in the S&P 500(R)are weighted according to their market  capitalization (the number of shares outstanding  multiplied by the stock's  current  price).  The  composition  of the S&P 500(R)is determined  by S&P based on such factors as market  capitalization, trading activity,  and whether the stock is  representative  of stocks in a particular  industry group. The composition of the S&P 500(R)
may be changed  from time to time.  "Standard  &  Poor's(R)",  "S&P  500(R)",  "Standard & Poor's  500",  and "500" are  trademarks  of The
McGraw-Hill  Companies,  Inc. and have been licensed for use by the Investment Manager.  The Fund is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Other Investments:

         Derivatives.  The Fund may invest in various  instruments  that are or may be  considered  derivatives,  including  securities index  futures  contracts  and  related  options,  warrants  and  convertible  securities.  These  instruments  may be used for several reasons:  to simulate full investment in the S&P 500(R)while  retaining cash for fund management  purposes,  to facilitate  trading,  to reduce transaction costs or to seek higher investment  returns when the futures contract,  option,  warrant or convertible  security is priced more  attractively  than the underlying  equity  security or the S&P 500(R).  The Fund will not use  derivatives  for  speculative purposes or to leverage its assets.  The Fund will limit its use of  securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts  and premiums on related  options do not exceed 5% of the Fund's  assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk
Factors and Investment Methods."

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may  maintain  up to 25% of its  assets in  short-term  debt  securities  and  money  market instruments  to meet  redemption  requests or to facilitate  investment in the  securities of the S&P 500(R).  These  securities  include obligations  issued or  guaranteed  by the U.S.  Government or its agencies or  instrumentalities  or by any of the states,  repurchase agreements,  commercial  paper,  and certain  bank  obligations.  The Fund will not invest in these  securities  as part of a temporary defensive strategy to protect against potential market declines.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Equity  Income Fund) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Fund normally will invest in common stocks (and securities  convertible  into common stocks).  The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the  Fund's  assets  invested  in  securities  that are  selling  at  reasonable valuations in relation to their  fundamental  business  prospects.  In doing so, the Fund may forgo some  opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In  seeking to achieve  its  objective,  the Fund  invests  primarily  in the equity  securities  of U.S.  companies  that the
Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock  prices (of  companies in which the Fund invests) will come to reflect the companies'  intrinsic  economic  values.  The Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its  extensive  research  universe.  Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own  earnings  estimates  and  financial  models for each company  followed.  The
Sub-advisor  employs these models to identify  equity  securities  whose  current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows,  dividend growth and growth in book value.  The Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common  stocks  that the Fund  invests  in will  fluctuate.  Therefore,  the  Fund's  share  price will also fluctuate,  and may decline  substantially.  While there is the risk that an investment will never reach what the Sub-advisor  believes is its full value,  or go down in value,  the Fund's risk and share price  fluctuation  (and  potential for gain) may be less than many other stock funds because of the Fund's emphasis on large, seasoned company value stocks.

Other Investments:

         The Fund,  in addition to investing in common stocks and  convertible  securities,  may write  covered call options  listed on domestic  securities  exchanges  with respect to  securities in the Fund. It is not intended for the Fund to write covered call options with  respect  to  securities  with an  aggregate  market  value of more  than 10% of the  Fund's  net  assets at the time an option is written.  The Fund also may purchase and sell forward and futures  contracts  and related  options for hedging  purposes.  The Fund may also invest up to 10% of the Fund's net assets (at the time of  investment)  in foreign  securities,  and invest in straight  bonds and other debt securities.

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may invest in  short-term  debt and other high  quality  fixed-income  securities  to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Fund is in a defensive  position,  the opportunity to achieve its investment objective will be limited.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Growth with Income Fund) is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Fund invests,  under normal  market  conditions,  at least 65% of its net assets in common stocks and related  securities, such as preferred  stocks,  convertible  securities and depositary  receipts.  The stocks in which the Fund invests  generally will pay dividends.  While  the Fund may  invest in  companies  of any  size,  the Fund  generally  focuses  on  companies  with  larger  market capitalizations  that the  Sub-advisor  believes have  sustainable  growth  prospects and  attractive  valuations  based on current and expected earnings or cash flow.

         The  Sub-advisor  uses a "bottom  up," as  opposed to "top  down,"  investment  style in  managing  the Fund.  This means that securities are selected based upon  fundamental  analysis of individual  companies (such as analysis of the companies'  earnings,  cash flows, competitive position and management abilities) by the Sub-advisor.

         The Fund may invest up to 20% of its total assets in foreign equity securities.

         As with any fund  investing  primarily in common stocks,  the value of the  securities  held by the Fund may decline in value, either because of changing  economic,  political or market  conditions or because of the economic  condition of the company that issued the security.  These declines may be  substantial.  In light of the Fund's focus on  income-producing  large-cap  stocks,  the risk and share price  fluctuations  of the Fund (and its  potential  for gain) may be less than many other stock  funds.  The Fund may invest in foreign  companies,  including  companies  located in  developing  countries,  and it  therefore  will be subject to risks  relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although  the Fund  will  invest  primarily  in  common  stocks  and  related  securities,  the Fund may also  invest  in debt securities,  including  variable and floating rate securities and zero coupon,  deferred  interest and pay-in-kind  bonds. The Fund may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The Fund may purchase and sell futures contracts on securities  indices,  foreign  currencies and interest rates for hedging and  non-hedging  purposes.  The Fund may also enter into forward  contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information on the types of securities  other than common stocks in which the Fund may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  The Fund may depart from its principal  investment  strategy by  temporarily  investing for defensive purposes when adverse market,  economic or political  conditions exist. When investing for defensive  purposes,  the Fund may hold cash or invest in cash equivalents such as short-term U.S.  government  securities,  commercial paper and bank  instruments.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

ASAF INVESCO CAPITAL INCOME FUND:

Investment  Objective:  The  investment  objective  of the Fund (will be renamed  Strategic  Partners  Capital  Income Fund) is to seek capital growth and current income while following sound investment practices.

Principal Investment Policies and Risks:

         The Fund seeks to achieve its  objective by in investing  securities  that are expected to produce  relatively  high levels of income  and  consistent,  stable  returns.  The Fund  normally  will  invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.

         Up to 30% of the Fund's  assets may be invested in equity  securities  that do not pay regular  dividends.  In  addition,  the
Fund normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The Fund may invest up to 25%
of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.

         The Fund's  investments in common stocks may, of course,  decline in value,  which will result in declines in the Fund's share price.  Such declines could be substantial.  To minimize the risk this presents,  the Sub-advisor will not invest,  with respect to 75%
of the value of the Fund's total  assets,  more than 5% of the Fund's  assets in the  securities of any one company or in more than 10%
of the voting  securities  of any one  company.  In  addition,  the Fund will not invest more than 25% of the Fund's  assets in any one industry.  In light of the Fund's focus on income producing  stocks,  its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The Fund's  investments in debt  securities  will generally be subject to both credit risk and market risk.
Credit risk  relates to the ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  Market risk relates to the fact that the market values of debt  securities in which the Fund invests  generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will limit the Fund's debt security  investments to securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated below the top four grades by Standard & Poor's  Corporation or Moody's  Investors  Services,  Inc., or equivalent  unrated debt securities ("junk bonds").

         In order to minimize  its risk in investing  in debt  securities,  the Fund will invest no more than 15% of its assets in junk bonds,  and in no event will the Fund ever invest in a debt  security  rated  below Caa by Moody's or CCC by  Standard & Poor's.  While the Sub-advisor  will monitor all of the debt securities in the Fund for the issuers'  ability to make required  principal and interest payments and other quality  factors,  the  Sub-advisor  may retain in the Fund a debt security whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks involved in  lower-rated  bonds,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

         Temporary  Investments.  In periods of uncertain  market and  economic  conditions,  the Fund may assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or  government  securities,  or held in cash.  While the Fund is in a defensive position, the opportunity for the Fund to achieve their investment objectives may be limited.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Balanced Fund) is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately  60% of the Fund's assets in equity  securities and the remainder in bonds and other fixed  income  securities.  Both the Fund's  equity and fixed  income  investments  will go up and down in value.  The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic  conditions,  and investor  confidence.  The fixed income  investments  will be affected  primarily by rising or falling interest rates and the continued
ability of the issuers of these  securities  to make  payments of interest  and  principal  as they become due. As a Fund that  invests both in equity  and fixed  income  securities,  the Fund's  risk of loss and share  price  fluctuation  will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

         Equity  Investments.  For the equity portion of the Fund, the Sub-advisor  utilizes  quantitative  management  techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  companies  in the  United  States  (measured  by the value of their  stock)  from most  attractive  to least attractive.  These rankings are  determined by using a computer model that combines  measures of a stock's value as well as measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth,  the Sub-advisor uses the rate of growth in a company's earnings and changes in its earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio  optimization,  the
Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  above that it thinks will provide the optimal balance  between risk and expected  return.  The goal is to create an equity  portfolio that provides  better returns than the S&P 500(R)
Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  fixed-income  portion  of the Fund is  invested  primarily  in a  diversified  portfolio  of high-grade  government,  corporate,  asset-backed and similar  securities  payable in U.S.  currency.  At least 80% of the fixed-income assets will be invested in  securities  that, at the time of purchase,  are rated within the three  highest  categories by a nationally recognized  statistical rating  organization.  Up to 20% of the fixed-income  portion may be invested in securities rated in the fourth category,  and up to 15% may be invested in  securities  rated in the fifth  category.  Under normal  market  conditions,  the weighted average maturity of the fixed-income portion of the Fund will be in the three- to 10-year range.

         Debt  securities  that comprise the Fund's fixed income  portfolio will primarily be investment  grade  obligations.  However, the Fund may invest up to 15% of its fixed income assets in high-yield  securities or "junk bonds."  Regardless of rating  levels,  all debt securities  considered for purchase by the Fund are analyzed by the Sub-advisor to determine,  to the extent reasonably  possible, that the planned  investment  is sound,  given the  investment  objective of the Fund.  For an  additional  discussion  of  lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

Other Investments:

         When the  Sub-advisor  believes it is prudent,  the Fund may invest a portion of its assets in  convertible  debt  securities, equity-equivalent  securities,  foreign securities,  short-term  securities and other similar  securities.  The Fund also may invest in derivative  instruments such as options,  futures contracts,  options on futures  contracts,  and swap agreements  (including,  but not limited to,  credit  default swap  agreements),  or in mortgage- or  asset-backed  securities,  provided that such  investments  are in keeping with the Fund's  investment  objective.  Futures  contracts,  a type of  derivative  security,  can help the Fund's cash assets remain liquid while  performing more like stocks.  The  Sub-advisor has a policy  governing  futures  contracts and similar  derivative securities  to help  manage the risk of these  types of  investments.  For  example,  the  Sub-advisor  cannot  invest in a  derivative security if it would be possible for the Fund to lose more money than it invested.

         The use of derivative  instruments  involves  risks  different  from,  or possibly  greater than,  the risks  associated  with investing  directly  in  securities  and other  traditional  instruments.  Derivatives  are  subject  to a number  of risks  including, liquidity,  interest  rate,  market,  and credit risk.  They also involve the risk of mispricing or improper  valuation,  the risk that changes in the value of the derivative may not correlate  perfectly with the underlying  asset,  rate or index, and the risk of default or bankruptcy of the other party to the swap agreement.  Gains or losses  involving some futures,  options,  and other  derivatives may be  substantial - in part because a relatively  small price  movement in these  securities  may result in an immediate and  substantial gain or loss for the fund.

         For further  information on these  securities and investment  practices,  see this Prospectus  under "Certain Risk Factors and
Investment Methods."

ASAF FEDERATED HIGH YIELD BOND FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners High Yield Bond Fund) is to seek high current  income by investing  primarily in fixed income  securities.  The fixed income  securities  in which the Fund intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in corporate fixed income  securities  that are BBB and below in Standard & Poor's rating or Baa and below in Moody's  rating.  The 80%
investment requirement applies at the time the Fund invests its assets.

      The Fund will invest primarily in fixed income  securities which may include  preferred stocks,  convertible  securities,  bonds, debentures,  notes,  equipment  lease  certificates  and  equipment  trust  certificates.  There is no lower  limit  on the  rating  of securities in which the Fund may invest.  The Fund may purchase or hold  securities  rated in the lowest rating  category or securities in default.

         A fund that  invests  primarily  in  lower-rated  fixed  income  securities  will be subject to greater  risk and share  price fluctuation  than a typical  fixed  income  fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.  Lower-rated  securities  will usually offer higher yields than  higher-rated  securities,  but with more risk of loss of principal and interest.  This is because of the reduced  creditworthiness  of the securities  and the increased  risk of default.  Like equity  securities,  lower-rated  fixed income  securities tend to reflect  short-term  corporate and market  developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely affect the value of some lower-rated  bonds.  Such a downturn may especially affect highly leveraged  companies or companies in industries  sensitive to market cycles,  where  deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and  conditions  of the  securities  they have  issued.  As a result of these  restructurings,  the value of the securities may fall, and the Fund may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The  secondary  trading  market  for  lower-rated  bonds is  generally  less  liquid  than the  secondary  trading  market for higher-rated  bonds.  Adverse publicity and the perception of investors relating to these securities and their issuers,  whether or not warranted,  may also affect the price or  liquidity  of  lower-rated  bonds.  For an  additional  discussion  of the risks  involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit Research.  The Sub-advisor will perform its own credit analysis in addition to using rating  organizations and other  sources,  and may  have  discussions  with  the  issuer's  management  or  other  investment  analysts  regarding  issuers.  The
Sub-advisor's  credit analysis will consider the issuer's  financial  soundness,  its  responsiveness  to changing  business and market conditions,  and its  anticipated  cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places special  emphasis on the estimated current value of the issuer's assets rather than their historical cost.

                  Diversification.  The Sub-advisor invests in securities of many different issuers,  industries,  and economic sectors to reduce portfolio risk.

                  Economic Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the Fund will not invest more than 10% of its total assets in equity  securities.  The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

         The Fund may own zero coupon  bonds or  pay-in-kind  securities,  which are fixed income  securities  that do not make regular cash interest  payments.  The prices of these  securities  are generally  more  sensitive to changes in market  interest rates than are conventional bonds.  Additionally,  interest on zero coupon bonds and pay-in-kind  securities must be reported as taxable income to the
Fund even though it receives no cash interest until the maturity of such securities.

         The Fund may invest in  securities  issued by real estate  investment  trusts,  which are  companies  that hold real estate or mortgage  investments.  Usually,  real estate  investment  trusts are not diversified,  and,  therefore,  are subject to the risks of a single  project or a small number of projects.  They also may be heavily  dependent on cash flows from the property  they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

         The Fund may also  invest in certain  types of  derivative  securities,  specifically  swaps and  swap-related  products.  For information on these  investments  and their risks,  see this  Prospectus  under "Certain Risk Factors and Investment  Methods" and the
Company's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Fund may also invest all or a part of its assets  temporarily in cash or cash items for defensive purposes  during times of unusual  market  conditions  or to maintain  liquidity.  Cash items may include  certificates  of deposit and other bank  obligations;  commercial paper (generally  lower-rated);  short-term  notes;  obligations  issued or guaranteed by the U.S.
government  or its  agencies  or  instrumentalities;  and  repurchase  agreements.  While  the  Fund is in a  defensive  position,  the opportunity to achieve its investment objective of high current income may be limited.

ASAF PIMCO TOTAL RETURN BOND FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  Bond Fund) is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Fund will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities.  The 80% investment  requirement  applies at the time the Fund invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Fund holdings will be  concentrated  in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency  exchange rate  forecasting,  and other securities  selection  techniques.  The  proportion  of the Fund's  assets  committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook  for the U.S.  and  foreign economies,  the financial  markets,  and other  factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity  and call  features  into one  measure) is one of the fundamental tools used by the Sub-advisor.

         The Fund will invest in fixed-income  securities of varying  maturities.  The average portfolio duration of the Fund generally will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast for interest  rates.  The Fund may invest up to
10% of its assets in fixed  income  securities  that are rated  below  investment  grade  ("junk  bonds")  but are rated B or higher by
Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the
Fund is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  portfolio  is  expected  to be less than that of an equity  portfolio,  so that a fixed  income portfolio is generally  considered to be a more  conservative  investment.  However,  the Fund can and routinely does invest in certain complex fixed income securities  (including  various types of  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including futures,  options,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the Fund's return or hedge its  investments,  but may increase the risk to which the Fund is subject.

         Like other  fixed  income  funds,  the Fund is subject to market  risk.  Bond  values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities will change  inversely with changes in market  interest  rates. As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and asset-backed  securities and derivative  instruments in which the Fund may invest may be particularly  sensitive to changes in interest rates.  The Fund is also  subject to credit  risk,  which is the  possibility  that an issuer of a  security  (or a  counterparty  to a derivative contract) will default or become unable to meet its obligation.  Generally,  the lower the rating of a security,  the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments  that the Fund may invest in, and some of the investment  practices that the Fund will engage in. More information about some of these investments,  including  futures,  options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Fund may invest in various types of U.S.  Government  securities,  including those that are supported by the full faith and credit of the United  States;  those that are  supported  by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.  Government  to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes  and  other  similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates  between the U.S.  dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income  opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases,  the Fund may  consider equity securities or convertible bonds to gain exposure to such investments.

         Variable  and Floating  Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment  in the interest rate paid on the obligations.  The interest rates on these  securities are tied to other interest rates,  such as money-market indices or Treasury bill rates, and reset  periodically.  While these  securities  provide the Fund with a certain degree of protection against  losses  caused by rising  interest  rates,  they will cause the Fund's  interest  income to decline if market  interest  rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income securities whose principal value is periodically adjusted according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on  typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a  principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not guaranteed,  and will fluctuate.  The Fund may invest in inflation-indexed  bonds that do not provide a repayment guarantee.  While these  securities  are expected to be protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and  payment  of interest is contingent upon the  non-occurrence  of a specific  "trigger" event,  such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are commonly  referred to as "catastrophe  bonds." If the trigger event occurs, the Fund may lose all or a portion of the amount it  invested  in the bond.  Event-linked  bonds  often  provide  for an  extension  of maturity  to process  and audit loss claims  where a trigger  event has,  or possibly  has,  occurred.  An  extension  of maturity  may increase  volatility.  Event-linked  bonds may also expose the Fund to certain  unanticipated  risks  including  credit  risk,  adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Backed  and Other  Asset-Backed  Securities.  The Fund may  invest  all of its  assets in  mortgage-backed  and other
asset-backed  securities,   including  collateralized  mortgage  obligations.  The  value  of  some  mortgage-backed  and  asset-backed securities in which the Fund invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar Rolls.  In addition to entering into reverse  repurchase  agreements (as described below under  "Certain Risk Factors and  Investment  Methods"),  the Fund may also enter into dollar rolls.  In a dollar roll,  the Fund sells  mortgage-backed  or other securities for delivery in the current month and  simultaneously  contracts to purchase  substantially similar  securities on a specified  future date. The Fund forgoes  principal and interest paid on the securities sold in a dollar roll, but the Fund is compensated by the difference  between the sales price and the lower price for the future  purchase,  as well as by any interest  earned on the  proceeds  of the  securities  sold.  The Fund also could be  compensated  through  the  receipt of fee income.
Reverse  repurchase  agreements and dollar rolls can be viewed as  collateralized  borrowings  and, like any  borrowings,  will tend to exaggerate  fluctuations  in Fund's  share  price and may cause the Fund to need to sell  portfolio  securities  at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Fund may invest up to 20% of its assets in  securities  denominated  in foreign  currencies  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The Fund may invest up to 10% of its assets in securities of issuers based in developing  countries (as  determined by the  Sub-advisor).  The Fund may buy and sell foreign  currency futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange  contracts for the purpose of hedging currency exchange risks arising from the Fund's investment or anticipated  investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The Fund may sell  securities  short  "against the box." For a  discussion  of this  practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Fund may purchase and write (sell) call and put options on  securities,  securities  indices and foreign  currencies.  The Fund may invest in interest  rate futures  contracts,  stock index  futures  contracts  and foreign  currency futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Fund may also enter into swap  agreements  with respect to foreign  currencies,  interest rates and  securities  indices.  The Fund may use these  techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."  The Fund's investments in swap agreements are described directly below.

         Swap  Agreements.  The Fund may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for the purposes  of  attempting  to obtain a desired  return at a lower cost than if the Fund had  invested  directly  in an  instrument  that yielded the desired return.  The Fund may also enter into options on swap agreements  ("swap  options").  Swap agreements are two-party contracts  entered  into  primarily  by  institutional  investors  for  periods  ranging  from a few weeks to more than one year.  In a standard "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or instruments.  The returns to be exchanged  between the parties are calculated with respect to a "notional amount,"  i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest  rate,  in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps, under  which,  in return for a premium,  one party  agrees to make  payments to the other to the extent that  interest  rates  exceed a specified rate or "cap";  interest floors,  under which, in return for a premium, one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest  rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself  against  interest rate  movements  exceeding  given minimum or maximum levels.

         Under  most  swap  agreements  entered  into  by  the  Fund,  the  parties'  obligations  are  determined  on a  "net  basis."
Consequently,  the Fund's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether  the Fund's use of swap  agreements  will be  successful  will  depend on the  sub-advisor's  ability to predict  that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the Fund may not receive the expected  amount  under a swap  agreement  if the other  party to the  agreement  defaults  or becomes  bankrupt.  The swaps  market is relatively new and is largely unregulated.

         For purposes of applying the Fund's  investment  policies and  restrictions  (as stated in this  Prospectus  and the SAI) swap agreements  are generally  valued by the Funds at market value.  In the case of a credit  default swap sold by a Fund (i.e.,  where the
Fund is selling credit default  protection),  however,  the Fund will generally  value the swap at its notional  amount.  The manner in which certain  securities or other  instruments are valued by the Funds for purposes of applying  investment  policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt  Obligations.   The  Fund  may  invest  in  collateralized  debt  obligations  ("CDOs"),  which  includes collateralized bond obligations  ("CBOs"),  collateralized loan obligations  ("CLOs") and other similarly structured  securities.  CBOs and CLOs are types of asset-backed  securities.  A CBO is a trust which is backed by a diversified  pool of high risk, below investment grade fixed  income  securities.  A CLO is a trust  typically  collateralized  by a pool of loans,  which may  include,  among  others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the cashflows from the trust are split into two or more portions,  called  tranches,  varying in risk and yield.  The riskiest  portion is the  "equity"  tranche  which bears the bulk of defaults  from the bonds or loans in the trust and serves to protect  the other,  more  senior  tranches  from  default in all but the most severe  circumstances.  Since it is  partially protected  from  defaults,  a senior  tranche from a CBO trust or CLO trust  typically  have higher ratings and lower yields than their underlying  securities,  and can be rated  investment  grade.  Despite the protection from the equity tranche,  CBO or CLO tranches can experience  substantial  losses due to actual defaults,  increased  sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an  investment  in a CDO depend  largely  on the type of the  collateral  securities  and the class of the CDO in which a Fund invests.  Normally,  CBOs,  CLOs and other CDOs are privately  offered and sold, and thus,  are not  registered  under the securities laws. As a result,  investments in CDOs may be characterized by the Funds as illiquid  securities,  however an active dealer market may exist for CDOs  allowing a CDO to qualify  for Rule 144A  transactions.  In  addition to the normal  risks  associated  with fixed income  securities  discussed  elsewhere in this  Prospectus  and the Company's SAI (e.g.,  interest rate risk and default risk),
CDOs carry additional  risks  including,  but are not limited to: (i) the possibility  that  distributions  from collateral  securities will not be adequate to make interest or other  payments;  (ii) the quality of the  collateral  may decline in value or default;  (iii)
the Fund may invest in CDOs that are  subordinate  to other  classes;  and (iv) the complex  structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

         For more  information  on the types of  securities  in which the Fund may invest,  see this  Prospectus  under  "Certain  Risk
Factors and Investment Methods" and the Company's SAI under "Investment Programs for the Funds."

ASAF MONEY MARKET FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners Money Market Fund) is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market  fund,  the Fund seeks to maintain a stable net asset value of $1.00 per share.  In other  words,  the Fund attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Fund. Of course,  there can be no assurance  that the Fund will achieve its goal of a stable net asset value,  and shares of the Fund are neither  insured nor guaranteed by the U.S.  government or any other  entity.  For  instance,  the issuer or guarantor of a portfolio  security or the other party to a contract  could default on its  obligation,  and this could cause the Fund's net asset value to fall below $1. In addition,  the income earned by the Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate  environment, the yield for the Fund,  after deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses is  positive.  A  negative  yield may also cause the Fund's net asset  value to fall  below $1. The  Investment  Manager  may decide to reimburse  certain of these expenses to the Fund in order to maintain a positive yield,  however it is under no obligation to do so and may cease doing so at any time without prior notice.

         Under the  regulatory  requirements  applicable to money market funds,  the Fund must  maintain a weighted  average  portfolio maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have effective maturities of not more than 397 days. In addition,  the Fund will limit its investments to those securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present  minimal  credit risks.  The Fund will not purchase any security  (other than a United States
Government security) unless:

o        rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and  Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        rated by more than one nationally  recognized  statistical rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

     These  standards must be satisfied at the time an investment is made. If the quality of the investment  later  declines,  the Fund may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Trustees that disposing of the investment would not be in the Fund's best interest.

         Subject to the above requirements, the Fund will invest in one or more of the types of investments described below.

         United  States  Government  Obligations.  The Fund may invest in  obligations  of the U.S.  Government  and its  agencies  and instrumentalities  either directly or through  repurchase  agreements.  U.S.  Government  obligations  include:  (i) direct obligations issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies acting under  authority of Congress.  Some U.S.  Government  Obligations are supported by the full faith and credit of the U.S. Treasury;  others are supported by the right of the issuer to borrow from the Treasury;  others are supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank Obligations.  The Fund may invest in high quality United States  dollar-denominated  negotiable  certificates of deposit, time deposits and bankers'  acceptances  of U.S. and foreign banks,  savings and loan  associations  and savings banks meeting  certain total asset  minimums.  The Fund may also invest in  obligations  of  international  banking  institutions  designated  or supported by national  governments to promote economic  reconstruction,  development or trade between nations (e.g.,  the European  Investment Bank, the  Inter-American  Development  Bank,  or the World  Bank).  These  obligations  may be  supported  by  commitments  of their  member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Fund may invest in high quality  commercial  paper and corporate bonds issued by United States issuers.  The  Fund  may  also  invest  in  bonds  and  commercial  paper  of  foreign  issuers  if the  obligation  is  United  States dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Fund may  invest in  asset-backed  securities  backed by credit  card  receivables,  automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed securities in a trust  arrangement  and the issuance of certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars and may be made  directly in  securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

PORTFOLIO TURNOVER

         Each Fund may sell its portfolio  securities,  regardless  of the length of time that they have been held, if the  Sub-advisor and/or the Investment  Manager  determines  that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio  securities  due to  economic,  market,  or other  factors  that are not within the  Sub-advisor's  or  Investment  Manager's control.  Such  transactions  will increase a Fund's  "portfolio  turnover." A 100%  portfolio  turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although turnover rates may vary  substantially  from year to year, the following Funds had annual rates of turnover exceeding
100% as of December 31, 2003:

         ASAF William Blair International Growth Fund
         ASAF PBHG Small-Cap Growth Fund
         ASAF DeAM Small-Cap Growth Fund
         ASAF Goldman Sachs Mid-Cap Growth Fund
         ASAF INVESCO Health Sciences Fund
         ASAF Goldman Sachs Concentrated Growth Fund
         ASAF INVESCO Capital Income Fund
         ASAF American Century Strategic Balanced Fund
         ASAF PIMCO Total Return Bond Fund

         A high rate of portfolio  turnover (100% or more) involves  correspondingly  higher  brokerage  commission  expenses and other transaction  costs,  which are borne by a Fund and will reduce its performance.  High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

                                                           HOW TO BUY SHARES

MINIMUM INVESTMENTS:

..........You can open a Fund account with a minimum initial  investment of $1,000 in a particular Fund and make additional  investments to the account at any time with as little as $50.  Effective on or about April 12, 2004,  additional  investments must be in amounts of at least $100. The initial  investment  minimum is reduced to $50 per Fund through  "Automatic  Investment  Plans," which are discussed in this Prospectus under "Special  Investment  Programs and Privileges."  Lower minimum initial and additional  investments may also be applicable  in certain  other  circumstances,  including  purchases by certain tax deferred  retirement  programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

METHODS OF BUYING SHARES:

..........Until on or about April 12, 2004,  each Fund will offer four  different  classes of shares -- Class A shares,  Class B shares,
Class C shares and Class X shares.  The different  classes of shares represent  investments in the same portfolio of securities but are subject to different sales charges,  expenses and,  likely,  different share prices.  When you purchase shares of the Funds, be sure to specify  the class of shares of the  Fund(s)  you wish to  purchase.  If you do not  choose,  your  investment  will be made in Class A shares.

         In order  to  facilitate  the  integration  of the  ASAF  Funds  into  the  Prudential  mutual  fund  complex,  including  the
JennisonDryden  and Strategic  Partners Funds'  platform,  and to allow the exchange of ASAF shares with shares of  JennisonDryden  and
Strategic  Partners Funds,  several changes have been made to the share class  characteristics  of the ASAF Funds.  Accordingly,  on or about April 12, 2004, the following changes will be effective.

         Class A shares will be closed to most new  purchases  (with the  exception of  reinvested  dividends  and purchases by college savings  plans) and such  closed  class will be  re-designated  "Class L" shares.  A new share  class will be opened  (except for Money
Market Fund),  designated  Class A shares,  that will have the expense  structure  described below. New investments will be directed to new Class A shares.  Class L shares will only be  exchangeable  with Class L shares offered by the other ASAF Funds.  Dividends paid on
Class L shares will continue to be reinvested in Class L shares.

..........Class B shares will be closed to new  purchases  (with the exception of  reinvested  dividends)  and such closed class will be re-designated  "Class M" shares.  A new share class will be opened  (except for Money Market  Fund),  designated  Class B shares,  that will have the expense  structure  described  below.  New investments  will be directed to new Class B shares.  Class M shares will only be  exchangeable  with Class M shares offered by the other ASAF Funds.  Dividends paid on Class M shares will continue to be reinvested in Class M shares.

         Class X shares  will no longer be offered to new  purchases.  Dividends  on Class X shares  will  continue  to be  invested in
Class X shares.  Class X shares will only be exchangeable with Class X shares offered by other ASAF Funds.

..........Class A shares of the Money Market Fund will be closed to new purchases and re-designated  Class L shares,  and Class B shares of the Money Market Fund will be closed to new  purchases and  re-designated  Class M shares.  However,  the Money Market Fund will not offer new Class A or Class B shares.  In  addition,  for the Money  Market  Fund only,  a new share  class  will be opened,  designated
"Class D" shares.  All existing  positions  in Class L shares of the Money  Market Fund  purchased  directly by a  shareholder  will be transferred  to Class D shares while all  existing  positions  in Class L shares of the Money  Market Fund  purchased by exchange  from another ASAF Fund will remain Class L shares.  The  characteristics  of Class D shares will be identical to the  characteristics of the
Class L shares.  See below for a description of the share classes.

..........You can purchase shares of the Funds through any selling dealer, broker, bank or other financial institution  ("dealers"),  or directly  through the Company.  When you purchase  shares of a Fund,  be sure to specify the class of shares of the Fund(s) you wish to purchase.  If you do not  specify  the class of shares,  your  investment  will be  considered  not in good order and  returned to you.
Certain qualified plans will be automatically invested in Class A shares at net asset value.  Methods of purchasing shares include:

..........Buying Shares Through Your Dealer.  Your dealer will place your order with the Company on your behalf.

..........Buying Shares  Through the Company.  Until on or about April 12, 2004,  make your check payable to "American  Skandia  Advisor
Funds,  Inc." and mail your investment,  along with your completed  account  application,  to the address indicated on the application.
Please include an investment  dealer on the  application.  American  Skandia and  Prudential do not accept third party checks,  starter checks or money orders as a method of payment for purchase of shares.  Effective  on or about April 12, 2004,  make your check  payable to "Prudential Mutual Fund Services, LLC" and mail your investment, along with your completed application to:

Prudential Mutual Fund Services, LLC
Attn:  Investment Services
P.O. Box 8310
Philadelphia, PA  19101

..........Buying Shares  Through Wire  Transfer.  Until on or about April 12, 2004,  you should  instruct your bank to transfer funds by wire to:

                                                            ABA # 011000028
                                                   State Street Bank & Trust Company
                                                         Boston, Massachusetts
                                                            DDA # 99052995

                                               FBO: American Skandia Advisor Funds, Inc.
                                                     Fund Name and Class of Shares
                                                  Shareholder Name and Account Number

..........Effective  on or about April 12,  2004,  to purchase by wire,  call  Prudential  Mutual Fund  Services  LLC  ("PMFS") at (800)
225-1852 to obtain an application.  After PMFS receives your completed  application,  you will receive an account  number.  We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

             Buying Shares Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your designated bank account electronically.  Purchase minimums and sales charges will apply.

PURCHASE ORDERS:

..........Purchase  orders for the Funds are accepted  only on days on which the New York Stock  Exchange  ("NYSE") is open for business
(a "business day").  Orders received by American Skandia Fund Services,  Inc. (the "Transfer  Agent")  (effective on or about April 12,
2004,  the Transfer Agent shall be Prudential  Mutual Fund Services,  LLC) on any business day prior to the time of close of trading on the NYSE (which is normally  4:00 p.m.  New York Time) will  receive the offering  price  calculated  at the close of trading that day.
The offering  price is the net asset value ("NAV") plus any initial sales charge that applies.  Orders  received by the Transfer  Agent after the close of trading on a business  day, but prior to the close of trading on the next  business  day,  will receive the offering price  calculated at the close of trading on that next business day. For a discussion  of how NAV is  determined,  see this  Prospectus under  "Determination of Net Asset Value." If you purchase shares through a dealer,  your dealer is responsible for forwarding  payment promptly to the Transfer Agent.

..........The  Company,  the  Distributor  or the  Transfer  Agent  reserves  the right to reject any order for the purchase of a Fund's shares.  The Company may cancel any purchase  order for which payment has not been received by the fifth  business day after  placement of the order.  Additionally,  if the purchase  payment does not clear,  your  purchase will be canceled and you could be liable for any losses or fees the Fund or the Transfer Agent has incurred.  If the Transfer Agent deems it appropriate,  additional  documentation for any order may be required, and the order will not be considered to be received until such additional documentation is received.

PURCHASE OF CLASS A SHARES:

..........Class A shares  (other  than the ASAF  Money  Market  Fund) are sold at an  offering  price that  normally  equals NAV plus an initial  sales  charge  that  varies  depending  on the amount of your  investment.  In certain  instances  described  below,  however, purchases  are either not subject to an initial  sales charge (and the  offering  price will be at NAV) or will be eligible for reduced sales  charges.  The Fund  receives an amount  equal to the NAV to invest for your  account.  A portion of the sales charge is retained by the  Distributor  and a portion is allocated to your dealer.  The  Distributor  may allocate the entire  amount of the initial sales charge to dealers for all sales occurring during a particular period.

         The following information applies until on or about April 12, 2004 for Class A shares and thereafter will apply to redesignated Class L shares.

         The sales charge rates are as follows:

                          High Yield Bond & Total Return Bond Funds:       All Other Funds (other than Money Market Fund):

                            Front-end Sales         Front-end Sales        Front-end Sales         Front-end Sales Charge
                            Charge (as % of         Charge (as % of amt.   Charge (as % of         (as % of amt. invested)
                                    --------                -------------          --------         ----------------------
                            offering price)         invested)              offering price)
                            ---------------         ---------              ---------------
Amount of Purchase:
------------------
Less than $50,000               4.25%                   4.44%                  5.75%                   6.10%
$50,000 up to $100,000          3.75%                   3.90%                  5.00%                   5.26%
$100,000 up to $250,000         3.25%                   3.36%                  4.00%                   4.17%
$250,000 up to $500,000         2.25%                   2.30%                  3.00%                   3.09%
$500,000 up to $1 million       1.50%                   1.52%                  2.25%                   2.30%

             Class A and Class L shares of the ASAF Money  Market  Fund are sold at their net asset  value  without  an  initial  sales charge.  However,  holders of Class A and Class L shares of this Fund may be charged a sales  charge when they  exchange  those  shares for Class A and Class L shares of the other Funds.

         Purchases  Subject to a Contingent  Deferred Sales Charge  ("CDSC").  There is no initial sales charge on purchases of Class A and Class L shares of any one or more of the Funds in the following cases:

o        Purchases aggregating $1 million or more;
o        Purchases by an  employer-sponsored  retirement  plan under section 403(b) of the Code that features an employer  contribution or "match"; or
o        Purchases by an  employer-sponsored  retirement  plan under section 401(a) of the Code (including a 401(k) plan) with at least
                 25 eligible  employees or that uses the services of a third party  administrator  that has  established  an electronic link with the Company.

         However,  if such Class A and Class L shares are redeemed  within 12 months of the first business day of the calendar month of their  purchase,  a CDSC  ("Class  A  CDSC")  will be  deducted  from the  redemption  proceeds.  The  Class A CDSC  will not  apply to redemptions of shares  acquired by the  reinvestment  of dividends or capital gains  distributions  or  redemptions  for the purpose of making  distributions  or loans to section  401(a) or  403(b)(7)  plan  participants,  and will be waived under  certain  circumstances described in the  Company's  SAI.  The Class A CDSC will be equal to 1.0% of the shares' NAV at the time of  purchase.  Any increase in the share price is not subject to the CDSC.  The Class A CDSC is paid to the  Distributor to reimburse  expenses  incurred in providing distribution-related  services to the Fund. To determine  whether the Class A CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment  of dividends and capital gains  distributions,  and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

         Reduction  of Initial  Sales  Charges  for Class A Shares.  You may be  eligible  to buy Class A and Class L shares at reduced initial sales charge rates in one or more of the following ways:

                  Combined  Purchases.  Initial  sales charge  reductions  are  available by combining  into a single  transaction  the purchase of Class A and Class L shares  with the  purchase of any other class of shares.  Qualifying  purchases  include  those by you, your spouse and your children  under the age of 21 (if all parties are purchasing  shares for their own account),  those by certain tax qualified plans such as IRAs,  SIMPLE IRAs,  individual type 403(b)(7) plans, and single  participant  Keogh type plans for the benefit of such individuals, and those by a company controlled by such individuals

                  Rights of  Accumulation.  The  initial  sales  charge  for your  investment  in Fund  shares  may also be  reduced by aggregating  the  amount of such  investment  with the  current  value of all Fund  shares  currently  owned by you at the time of your current purchase.  The rules described above under "Combined Purchases" may apply.

                  Letter of Intent  ("LOI").  You may reduce the initial  sales charge rate that  applies to your  purchases of Class A and Class L shares by meeting  the terms of an LOI -- a  non-binding  commitment  to invest a certain  amount  within a  thirteen-month period from your initial  purchase.  The total amount of your  intended  purchases  of all Classes of shares will  determine  the sales charge rate for Class A and Class L shares  purchased  during that  period.  This can include  purchases  made up to 90 days before the date of the LOI.  Part of the LOI  amount  will be held in escrow  to cover  additional  sales  charges  that may be due if your  total investments  over the LOI period are not  sufficient to qualify for the intended  sales charge  reduction.  The rules  described  above under "Combined Purchases" may apply.

         Waiver of All Class A Sales  Charges.  No sales  charge is imposed on  purchases  of Class A and Class L shares in  connection with various types of transactions  and for various types of investors.  These sales charge waivers  include:  (1) shares  purchased by the reinvestment of loan repayments by a participant in a retirement plan; (2) shares purchased by reinvestment of  distributions;  (3)
shares  purchased and paid for with the proceeds of shares  redeemed in the prior 180 days from a mutual fund on which an initial sales charge or CDSC was paid; (4) shares  purchased by former  participants in a qualified  retirement plan, where a portion of the plan was invested in the Company; (5) shares purchased by non-qualified  deferred  compensation plans and defined contribution plans; (6) shares purchased under arrangements  between the Company and organizations which make  recommendations to or permit group solicitations of its employees,  members or participants;  (7) shares purchased by employees and registered  representatives (and their parents, spouses and dependent  children) of  broker-dealer  firms if the purchase is for the purchaser's own account (or for the benefit of such individual listed  above);  and (8) shares  purchased by  participants  in certain  "wrap fee",  or asset  allocation  programs or other fee based arrangements sponsored by broker-dealers and other financial  institutions that have entered into agreements with the Distributor;  and
(9) shares  purchased for accounts  established on behalf of registered  investment  advisors or their clients by  broker-dealers  that charge a transaction fee and that have entered into agreements with the Distributor.

         Effective  on or about April 12, 2004,  the  following  information  will apply to the new Class A shares of each Fund (except
Money Market Fund):

         The following sales charge information will apply effective on or about April 12, 2004.

                                    High Yield Bond & Total Return Bond Funds:
                                   Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.
                                           --------               ------------
Amount of Purchase:                offering price)        Invested)
------------------                 ---------------        ---------

Less than $50,000                      4.50%                  4.71%
$50,000 up to $99,999                  4.00%                  4.17%
$100,000 up to $249,999                3.50%                  3.63%
$250,000 up to $499,999                2.50%                  2.56%
$500,000 up to $999,999                2.00%                  2.04%
$1 million up to $4,999,999*           None                   None

                                                 All Other Funds:
                                   Front-end Sales        Front-end Sales
                                   Charge (as % of        Charge (as % of amt.
                                           --------               ------------
Amount of Purchase:                offering price)        Invested)
------------------                 ---------------        ---------

Less than $25,000                      5.50%                  5.82%
$25,000 up to $49,999                  5.00%                  5.26%
$50,000 up to $99,999                  4.50%                  4.71%
$100,000 up to $249,999                3.75%                  3.90%
$250,000 up to $499,999                2.75%                  2.83%
$500,000 up to $999,999                2.00%                  2.04%
$1 million up to $4,999,999*           None                   None

* If you invest $1 million of more, you can buy only Class A shares.  If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC.

         Increase the Amount of Your  Investment.  You can reduce Class A's sales charge by increasing  the amount of your  investment.
The table above shows how the sales charge decreases as the amount of your investment increases.

         Class L shares and Class D shares of the Money Market Fund are sold at their net asset value without an initial sales charge.

To satisfy the purchase amounts above, you can:

   - Invest with an eligible group of investors who are related to you,

   - Buy Class A shares of two or more ASAF, JennisonDryden or Strategic Partners mutual funds at the same time,

 - Use your Rights of  Accumulation,  which allow you to combine (1) the current value of ASAF,  JennisonDryden  or Strategic  Partners mutual fund shares you already  own, (2) the value of money market  shares you have  received for shares of those ASAF,  JennisonDryden or Strategic  Partners  mutual funds in an exchange  transaction,  and (3) the value of the shares you are  purchasing  for purposes of determining  the  applicable  sales charge (note:  you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

 - Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

         Benefit  Plans.  Certain group  retirement  and savings plans may purchase  Class A shares without the initial sales charge if they meet the required  minimum for amount of assets,  average account balance or number of eligible  employees.  For more  information about these requirements, call Prudential at (800) 353-2847.

         Mutual Fund Programs.  The initial sales charge will be waived for investors in certain programs  sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset  allocation  programs  where the sponsor places Fund trades,  links its clients'  accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund  "supermarket"  programs  where the sponsor links its clients'  accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

         Broker-dealers,  investment  advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection  with  different  pricing  options for their  programs.  Investors  should  consider carefully any separate  transaction  and other fees charged by these  programs in connection  with  investing in each  available  share class before selecting a share class.

         Other Types of Investors.  Other investors pay no sales charge, including certain officers,  employees or agents of Prudential and its affiliates,  the ASAF,  JennisonDryden or Strategic Partners mutual funds, the investment advisers of the ASAF,  JennisonDryden or Strategic  Partners mutual funds and registered  representatives  and employees of brokers that have entered into a dealer agreement with the  Distributor.  To qualify for a reduction or waiver of the sales charge,  you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI.

         In order to receive the above sales  charge  reductions  or waivers,  you must notify the Transfer  Agent of the  reduction or waiver request when you place your purchase order.  The Transfer Agent may require evidence of your  qualification  for such reductions or waivers.  Additional information about the above sales charge reductions or waivers can be obtained from the Transfer Agent.

PURCHASE OF CLASS B SHARES:

             Because in most  cases it is more  advantageous  for an  investor  to  purchase  Class A shares  for  amounts in excess of
$250,000,  until on or about April 12, 2004 a request to purchase  Class B shares for $250,000 or more will normally be considered as a purchase  request for Class A shares or declined.  Effective on or about April 12, 2004,  this amount is lowered to $100,000  such that a request to purchase Class B shares for amounts greater than $100,000 will generally not be accepted.

         The  following  information  applies  until on or about  April 12,  2004 for Class B shares and  thereafter  will apply to the redesignated Class M shares.

         Class B and Class M shares  are sold at NAV per  share  without  an  initial  sales  charge.  However,  if Class B and Class M shares are redeemed  within 7 years of their  purchase,  a CDSC ("Class B CDSC") will be deducted  from the  redemption  proceeds.  The
Class B CDSC will not apply to redemptions of shares  purchased by the  reinvestment  of dividends or capital gains  distributions  and may be waived under  certain  circumstances  described  below.  The charge will be assessed on the shares' NAV at the time of purchase.
Any  increase  in the share  price is not  subject  to the CDSC.  The Class B CDSC is paid to the  Distributor  to  reimburse  expenses incurred  in  providing  distribution-related  services  to the Fund in  connection  with the sale of Class B and Class M  shares.  The
Distributor  has assigned its right to receive any Class B CDSC, as well as any  distribution  and service fees  discussed  below under
"Distribution Plans," to certain unrelated parties that provides funding for the up-front sales concession payments.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are  redeemed  first).  The amount of the Class B CDSC will  depend on the number of years since your  investment  and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       3.0%
                  5th year after purchase                                       2.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       1.0%
                  8th year after purchase                                       None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

         Waiver of Class B CDSC.  The  Class B CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under "Special  Investment
Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special
Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (4) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan assets held in Class B and Class M shares of the Company  (any  portion  greater  than  mandated  minimum distribution  would be subject to CDSC); (5) the portion of any  substantially  equal periodic  payments (as described in Section 72(t)
of the Code)  equal to the  percentage  of your plan assets  held in Class B and Class M shares of the  Company;  and (6) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class B Shares.  Eight years after you purchase  Class B and Class M shares of a Fund,  those shares will  automatically  convert to Class A shares of that Fund. This conversion  feature  relieves Class B and Class M shareholders of the higher  asset-based  distribution  charge that  applies to Class B and Class M shares  under the Class B and Class M  Distribution  and
Service Plans  described  below under  "Distribution  Plans." The conversion is based on the relative NAV of the classes,  and no sales charge is  imposed.  At the time of  conversion,  a portion of the Class B and Class M shares  purchased  through the  reinvestment  of dividends or capital gains  ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend Shares that will convert is determined by the ratio of your  converting  Class B and Class M non-Dividend  Shares to your total Class B and Class M non-Dividend
Shares.

         Effective on or about April 12, 2004, the following information will apply to the new Class B shares of each Fund.

         Class B shares are sold at NAV per share  without an initial sales charge.  However,  if Class B shares are redeemed  within 6 years of their  purchase,  a CDSC ("Class B CDSC") will be deducted from the  redemption  proceeds.  The Class B CDSC will not apply to redemptions  of shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under  certain circumstances  described  below.  The charge will be assessed on the  shares' NAV at the time of  purchase.  Any  increase in the share price  is not  subject  to the  CDSC.  The  Class B CDSC is paid  to the  Distributor  to  reimburse  expenses  incurred  in  providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine  whether the Class B CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are  redeemed  first).  The amount of the Class B CDSC will  depend on the number of years since your  investment  and the amount being redeemed, according to the following schedule:

                  Redemption During:                      Class B CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       5.0%
                  2nd year after purchase                                       4.0%
                  3rd year after purchase                                       3.0%
                  4th year after purchase                                       2.0%
                  5th year after purchase                                       1.0%
                  6th year after purchase                                       1.0%
                  7th year after purchase                                       None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually made.

         Waiver of the CDSC -- Class B Shares.  The CDSC will be waived if the Class B shares are sold:

   - After a shareholder  is deceased or disabled (or, in the case of a trust  account,  the death or disability of the grantor).  This waiver  applies to individual  shareholders,  as well as shares held in joint tenancy,  provided the shares were  purchased  before the death or disability,

   - To provide for certain  distributions  -- made without IRS penalty -- from a tax-deferred  retirement  plan, IRA or Section 403(b)
custodial account, and

   - On certain sales effected through a Systematic Withdrawal Plan.

         Class B Shares  Convert  to Class A Shares  After  Approximately  Seven  Years.  If you buy  Class B shares  and hold them for approximately  seven years, we will  automatically  convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with  reinvested  dividends and other  distributions.  Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

         Class B shares acquired through the  reinvestment of dividends or distributions  will be converted to Class A shares according to the  procedures  utilized by the  broker-dealer  through which the Class B shares were  purchased,  if the shares are carried on the books of that broker-dealer and the broker-dealer provides  subaccounting  services to the Fund. Otherwise,  the procedures utilized by
PMFS, or its affiliates,  will be used. The use of different  procedures may result in a timing differential in the conversion of Class
B shares acquired through the reinvestment of dividends and distributions.

         When we do the  conversion,  you will get fewer Class A shares than the number of converted Class B shares if the price of the
Class A shares is higher  than the price of Class B shares.  The total  dollar  value  will be the same,  so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

PURCHASE OF CLASS X SHARES:

         Effective on or about April 12, 2004,  Class X shares will no longer be offered to new  purchases.  Dividends  paid on Class X shares will  continue to be  reinvested  in Class X shares.  Class X shares will only be  exchangeable  with Class X shares  offered by other ASAF Funds.

         Class X shares are currently only offered to certain "Qualified" purchasers  (including,  but not limited to, IRAs, Roth IRAs,
Education  IRAs,  SEP IRAs,  SIMPLE  IRAs and  403(b)(7)  plans).  Any request for  "Non-Qualified"  purchases  of Class X shares up to
$250,000 will normally be considered as a purchase request for Class B shares or declined.  Any request for  "Non-Qualified"  purchases of Class X shares  above  $250,000  will be  considered  as a  purchase  request  for Class A shares or  declined.  Because  it is more advantageous  for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class X shares for
$1,000,000 or more will normally be considered as a purchase request for Class A shares or declined.

         Class X shares are sold at NAV per share without an initial sales charge.  In addition,  investors  purchasing  Class X shares will receive,  as a bonus,  additional  shares having a value equal to 2.50% of the amount invested ("Bonus  Shares").  The Distributor pays for the Bonus  Shares as part of its  services to the Funds.  The  Distributor  expects to recover the costs of  purchasing  Bonus
Shares through fees received under the Class X Distribution  and Service Plan discussed  below.  Shares  purchased by the  reinvestment of dividends or capital gains distributions are not eligible for Bonus Shares.

         Although  Class X shares are sold without an initial  sales  charge,  if Class X shares are  redeemed  within 8 years of their purchase (7 years in the case of Class X shares  purchased  prior to August 19,  1998),  a CDSC ("Class X CDSC") will be deducted  from the redemption  proceeds.  The Class X CDSC will not apply to redemptions of Bonus Shares or shares  purchased by the  reinvestment  of dividends or capital  gains  distributions  and may be waived under certain  circumstances  described  below.  The Class X CDSC will be assessed on the NAV of the shares at the time of  purchase.  Any  increase  in the share price is not subject to the CDSC.  The Class X
CDSC is paid to the Distributor to reimburse  expenses  incurred in providing  distribution-related  services to the Fund in connection with the sale of Class X shares.  The Distributor has assigned its right to receive any Class X CDSC, as well as any  distribution  and service fees discussed  below under  "Distribution  Plans," to a third party that provides  funding for the up-front  sales  concession payments.

         To determine  whether the Class X CDSC applies to a redemption,  the Fund first  redeems  shares not subject to a CDSC (shares acquired by  reinvestment  of dividends  and capital  gains  distributions,  Bonus  Shares,  and shares held for over 8 years) and then redeems  other  shares in the order they were  purchased  (such that shares held the longest  are  redeemed  first).  The amount of the
Class X CDSC will depend on the number of years  since your  investment  and the amount  being  redeemed,  according  to the  following schedule:

                  Redemption During:                      Class X CDSC (as % of amount subject to charge):
                  -----------------                       -----------------------------------------------

                  1st year after purchase                                       6.0%
                  2nd year after purchase                                       5.0%
                  3rd year after purchase                                       4.0%
                  4th year after purchase                                       4.0%
                  5th year after purchase                                       3.0%
                  6th year after purchase                                       2.0%
                  7th year after purchase                                       2.0%
                  8th year after purchase                                       1.0%
                  9th or 10th year after purchase                               None

         For purposes of  determining  the CDSC,  all purchases are considered to have been made on the first business day of the month in which the purchase was actually  made. In the case of Class X shares  purchased  prior to August 19, 1998,  the CDSC imposed will be
6% during the first year after  purchase,  5% during the second year,  4% during the third year,  3% during the fourth year,  2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

         Waiver of Class X CDSC.  The  Class X CDSC will be waived in the  following  cases if shares  are  redeemed  and the  Transfer
Agent is notified:  (1)  redemptions  to pay premiums for optional  insurance  coverage  described in this  Prospectus  under  "Special
Investment  Programs and Privileges";  (2) redemptions  following death or post-purchase  disability (as defined by Section 72(m)(7) of the Code);  (3) the portion of a mandated  minimum  distribution  from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the  percentage  of your plan  assets  held in Class X shares of the  Company;  (4) the  portion of any  substantially  equal  periodic payments  (as  described  in Section  72(t) of the Code)  equal to the  percentage  of your plan  assets  held in Class X shares of the
Company; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

         Automatic  Conversion  of Class X Shares.  Ten years after you  purchase  Class X shares of a Fund (eight years in the case of
Class X shares  purchased  prior to August 19,  1998),  those shares will  automatically  convert to Class A shares of that Fund.  This conversion  feature relieves Class X shareholders of the higher  asset-based  distribution  charge that applies to Class X shares under the Class X Distribution  and Service Plan described below under  "Distribution  Plans." The conversion is based on the relative NAV of the two classes,  and no sales charge is imposed.  At the time of  conversion,  a portion of the Class X shares  purchased  through the reinvestment  of dividends or capital gains  ("Dividend  Shares") will also convert to Class A shares.  The portion of Dividend  Shares that will  convert is  determined  by the ratio of your  converting  Class X  non-Dividend  Shares to your total  Class X  non-Dividend
Shares.

PURCHASE OF CLASS C SHARES:

         Because it is more  advantageous for an investor to purchase Class A shares for amounts in excess of $1,000,000,  a request to purchase Class C shares for $1,000,000 or more will generally not be accepted.

         Class C shares are sold at an offering  price equal to their NAV per share.  The Fund  receives an amount  equal to the NAV to invest for your account.

         If Class C shares are redeemed  within 12 months of the first  business day of the calendar  month of their  purchase,  a CDSC
("Class C CDSC") of 1.0% will be  deducted  from the  redemption  proceeds.  The Class C CDSC will not apply to  redemptions  of shares purchased by the  reinvestment of dividends or capital gains  distributions  and will be waived under certain  circumstances  described below.  The charge will be assessed on the NAV of the shares at the time of  purchase.  Any  increase in the share price is not subject to the CDSC. The Class C CDSC is paid to the  Distributor to reimburse its expenses of providing  distribution-related  services to the
Fund in connection with the sale of Class C shares.

         To determine  whether the Class C CDSC applies to a redemption,  the Fund will first redeem shares acquired by reinvestment of dividends and capital gains  distributions,  and then will redeem  shares in the order in which they were  purchased  (such that shares held the longest are redeemed first).

         The following information regarding CDSCs applies until on or about April 12, 2004.

         Waiver of Class C CDSC.  The Class C CDSC will be waived in the following  cases if shares are redeemed and the Transfer  Agent is notified:  (1) redemptions under a Systematic  Withdrawal Plan as described in this Prospectus under "Special Investment Programs and
Privileges";  (2) redemptions to pay premiums for optional  insurance  coverage  described in this Prospectus under "Special  Investment
Programs and Privileges";  (3) redemptions of shares purchased under an asset allocation  program  sponsored by ASISI or its affiliates;
(4) redemptions  following death or post-purchase  disability (as defined by Section  72(m)(7) of the Code); (5)  distributions or loans to participants of qualified  retirement  plans and other employee  benefit plans;  (6) the portion of a mandated  minimum  distribution from an IRA,  SIMPLE IRA or an individual  type 403(b)(7) plan equal to the percentage of your plan assets held in Class C shares of the
Company;  (7) the  portion of any  substantially  equal  periodic  payments  (as  described  in Section  72(t) of the Code) equal to the percentage of your plan assets held in Class C shares of the Company;  and (8) the return of excess  contributions  from an IRA,  SIMPLE
IRA or 401(k) plan

         Effective on or about April 12, 2004, the following information regarding CDSCs will apply.

         Waiver of the CDSC -- Class C Shares.  The CDSC will be waived for  redemptions  by certain group  retirement  plans for which
Prudential or brokers not affiliated with Prudential  provide  administrative or recordkeeping  services.  The CDSC also will be waived for certain  redemptions by benefit plans sponsored by Prudential and its affiliates.  For more  information,  call Prudential at (800)
353-2847.

DISTRIBUTION PLANS:

         The  Company  adopted  a  Distribution  and  Service  Plan  (commonly  known as a "12b-1  Plan")  for each  Class of shares to compensate  the  Distributor  for its  services  and  costs in  distributing  shares  and  servicing  shareholder  accounts.  Under the
Distribution  and  Service  Plan for Class A  shares,  the Fund pays the  Distributor  0.50% of the  Fund's  average  daily net  assets attributable  to Class A  shares.  Under the Plans for  Class B, X and C  shares,  the Fund pays the  Distributor  1.00% of the  Fund's average  daily net assets  attributable  to the  relevant  Class of shares.  Because  these fees are paid out of a Fund's  assets on an ongoing  basis,  these fees may,  over time,  increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

         Effective  on or about April 12,  2004,  the Company  amended the 12b-1 Plan for Class A shares  under which the Fund pays the
Distributor up to 0.30% of the Fund's  average daily net assets  attributable  to Class A shares.  The Company also adopted a new 12b-1
Plan for Class L shares  (formerly  Class A shares) under which the Fund pays the  Distributor  up to 0.50% of the Fund's average daily net assets  attributable  to Class L shares.  The Company  also adopted a new 12b-1 Plan for Class M shares  (formerly  Class B shares)
under which the Fund pays the  Distributor  up to 1.00% of the Fund's  average  daily net assets  attributable  to Class M shares.  The
Company also adopted a new 12b-1 Plan for Class D shares  (ASAF Money  Market Fund only) under which the Fund pays the  Distributor  up to 0.50% of the Fund's average daily net assets attributable to Class D shares.

         The  Distributor  uses  distribution  and service fees received under each Plan to compensate  qualified  dealers for services provided in  connection  with the sale of shares and the  maintenance  of  shareholder  accounts.  In addition,  the  Distributor  uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares.

         In  addition,  the  Company had adopted a  Supplemental  Distribution  Plan under Rule 12b-1 (the  "Supplemental  Plan").  The
Supplemental  Plan permitted the  Distributor  to receive  brokerage  commissions in connection  with purchases and sales of securities held by the  Funds,  and to use these  commissions  to  promote  the sale of  shares  of the  Company.  Under  the  Supplemental  Plan, transactions  for the  purchase  and sale of  securities  for a Fund could be directed  to certain  brokers  for  execution  ("clearing brokers") who agreed to pay part of the brokerage  commissions  received on these  transactions to the  Distributor  for  "introducing"
transactions to the clearing  broker.  In turn, the Distributor  used the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to selling  dealers.  No
Fund paid any new fees or charges  resulting from the Supplemental  Plan, nor did the brokerage  commissions paid by a Fund increase as the result of  implementation  of the  Supplemental  Plan. On June 27, 2001,  the  Supplemental  Distribution  Plan for the Company was
terminated  by the vote of the  majority of the  Directors  of the Company  who are not  interested  persons of the Company and have no direct or indirect  financial  interest in the operations of the Supplemental  Distribution Plan. Since July 2000 when the Supplemental
Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

                                              SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

..........Automatic  Investment Plans ("AIP").  You may make regular monthly investments through an automatic  withdrawal from your bank account ($50 minimum per Fund).  Sales charges will apply.

..........Automatic  Dividend  Reinvestment.  Dividend and capital gains  distributions  can  automatically  be reinvested in additional shares at no sales charge.

..........Automatic Dividend  Diversification  ("ADD").  Until on or about April 12, 2004, you may automatically  reinvest dividends and capital gains  distributions  paid by one Fund into shares of the same class of another  Fund,  provided that you have already met that
Fund's minimum initial purchase requirement.  No initial sales charge or CDSC will apply to the purchased shares.

..........Effective on or about April 12, 2004, for your convenience,  we will  automatically  reinvest your  distributions in a Fund at
NAV without any sales  charge.  If you want your  distributions  paid in cash,  you can indicate this  preference on your  application, notify  your broker or notify the  Transfer  Agent in writing (at the  address  below) at least five  business  days before the date we determine who receives dividends:

Prudential Mutual Fund Services LLC
Attn:  Account Maintenance
P.O. Box 8159
Philadelphia, PA  19101

..........Dollar  Cost  Averaging.  You can set up monthly or  quarterly  exchanges  in amounts of $50 or more from one Fund to the same class of shares of another Fund.  You may set up more than one of these programs simultaneously.

..........Systematic  Withdrawal  Plan  ("SWP").  A  Systematic  Withdrawal  Plan is  available  that  will  provide  you with  monthly, quarterly,  semi-annual  or  annual  redemption  checks.  Remember,  the  sales of  shares  may be  subject  to a CDSC.  The SWP is not available to participants in certain retirement plans.  Please contact PMFS at (800) 225-1852 for more details.

..........Exchange  Privilege.  You may exchange  your shares of a Fund for shares of the same class of any other Fund.  Effective on or about  April  12,  2004,  you may  exchange  your new  Class A, new Class B and Class C shares  for  shares of the  JennisonDryden  and
Strategic Partners funds.  For complete policies governing exchanges, see this Prospectus under "How to Exchange Shares."

..........Reinvestment  Privilege.  Until on or about April 12, 2004,  if you redeem Class A, B or X shares on which you paid an initial sales  charge or a CDSC,  you have up to 180 days to  reinvest  all or part of the  redemption  proceeds in Class A shares of the Funds without  paying  another sales  charge.  If you redeem Class C shares on which you paid an initial sales charge you have up to 180 days to reinvest all or part of the  redemption  proceeds in Class C shares of the Funds without paying  another  initial sales charge.  You must ask the Transfer  Agent for this  privilege when you send your payment.  Effective on or about April 12, 2004,  this  reinvestment privilege  will be  amended  such  that you have up to 90 days to  reinvest  new Class A, L, M and X in new Class A shares of the Funds without  paying  another sales charge.  If you redeem new Class B and C shares on which you paid an initial sales charge or a CDSC, you may reinvest all or part of the redemption proceeds in the class of the Funds without paying another sales charge.

..........Retirement  and other  Tax-Qualified  Plans.  Certain  classes of Fund shares are available as an  investment  option for your retirement  plans.  A number of  different  retirement  plans can be used by  individuals  and  employers  including  IRAs,  Roth IRAs,
Education  IRAs, SEP IRAs,  SIMPLE IRAs, 401 plans and 403(b)(7)  plans.  Please call  800-225-1852  for the applicable plan documents, which contain important information and applications.

..........The above programs and privileges may be selected at the time of your initial investment or at a later date.

..........Please call  1-800-SKANDIA  (prior to April 12, 2004) or  800-225-1852  (on or after April 12, 2004) for more  information and application forms for any of the above programs and privileges.

                                                         HOW TO REDEEM SHARES

         You can arrange to take money out of your Fund  account on any business  day by  redeeming  some or all of your  shares.  Your shares will be sold at the next NAV  calculated  after your order is received  in good order.  The Company  offers you a number of ways to sell your shares,  including in writing,  by telephone,  by Automated Clearing House ("ACH") bank transfer or by wire transfer.  You can also set up a Systematic  Withdrawal  Plan to redeem  shares on a regular  basis (as described in this  Prospectus  under  "Special
Investment Programs and Privileges").

         If you hold Fund shares through a retirement  account,  call the Transfer Agent in advance for additional  information and any necessary forms.  There are special income tax withholding  requirements for distributions  from retirement plans and you must submit a withholding  form with your  request.  If your  retirement  plan  account is held for you by your  employer,  you must  arrange for the distribution request to be sent by the plan trustee.

Redeeming Shares by Mail:

         If you want to redeem your shares by mail, write a "letter of instruction" that includes the following information:

         o    Your name
         o    Fund's name
         o    Your Fund account number (from your account statement)
         o    Dollar amount or number of shares to be redeemed
         o    Any special payment instructions
         o    Signatures of all registered owners exactly as the account is registered
         o    Any special  requirements  or documents  requested by the Transfer  Agent to assure  proper  authorization  of the person requesting the redemption

         Until on or about April 12, 2004:

         Send Requests by Regular Mail to                              Send Requests by Courier or Express Mail to

         American Skandia Advisor Funds, Inc.                          American Skandia Advisor Funds, Inc.
         P.O. Box 8012                                                 66 Brooks Drive
         Boston, Massachusetts 02266-8012                              Braintree, Massachusetts 02184

         Effective on or about April 12, 2004:

         Send Requests to

         Prudential Mutual Fund Services LLC
         Attn:  Redemption Services
         P.O. Box 8149
         Philadelphia, PA  19101

Redeeming Shares by Telephone:

         You may also redeem shares by telephone by calling  1-800-SKANDIA  (prior to April 12, 2004) or by calling 800-225-1852 (on or after April 12, 2004).  To receive the  redemption  price  calculated on the business day that you call,  your call must be received by the  Transfer  Agent  before the close of trading on the NYSE that day,  which is  normally  4:00 P.M.  New York time.  Shares  held in tax-qualified  retirement  plans may not be redeemed by telephone.  You may have a check sent to the address on the account  statement, or, if you have linked your Fund account to your bank account, you may have the proceeds transferred to that bank account.

         Telephone  Redemptions Paid By Check.  You may make one redemption  request by telephone in any 7-day period for any amount up to $50,000.  Effective on or about April 12, 2004,  the amount of a redemption  request will be changed to $100,000.  The check must be payable to all owners of record of the shares and must be sent to the address on the  account.  This  service is not  available  within
10 days after changing the address on an account.

         Telephone  Redemptions Through Bank-Linked  Accounts.  If you have selected this option on your account  application,  you may link your Fund account to your  designated  bank account  electronically.  You can redeem Fund shares in amounts as little as $50 or as much as $50,000  using the ACH  network  to have  funds  transferred  to your bank  account.  Normally,  the  transfer  to your bank is initiated on the  business  day after the  redemption.  Effective  on or about April 12, 2004  redemption  amounts must be $100 or more under this privilege.

Redeeming Shares Through Your Broker:

         The  Distributor  has made  arrangements  to redeem Fund shares upon orders from  brokers on behalf of their  customers at the offering price next determined after receipt of the order.  Brokers may charge for this service.

CHECKWRITING:

         After completing the appropriate  authorization  form, holders of Class A and Class C shares of the ASAF Money Market Fund may redeem those  shares by check.  Effective on or about April 12, 2004,  checkwriting  will be available to  shareholders  of Class L and
Class C shares.  You must own shares of the Fund with a total value of at least $5,000 in order to establish this  checkwriting  option for your account,  and checks must be written for at least $500.  Shareholders  with joint  accounts may authorize  each owner to write checks.  The person to whom a check is made payable may cash or deposit it in the same way as an ordinary bank check.

         Of course,  checks  cannot be paid if they are written for more than the account  value of your ASAF Money Market Fund shares.
To avoid dishonor of checks due to  fluctuations  in account value,  shareholders  are advised  against  redeeming all or most of their account by check.  You may not write a check that would  require the Fund to redeem  shares  that were  purchased  by check  within the prior 15 days.  There is presently no charge for  checkwriting  privileges,  but the Fund or the Transfer Agent may impose such charges in the future or may modify or terminate the privilege.  Any applicable CDSC will be deducted when a check is paid.

ADDITIONAL INFORMATION:

         To protect you and the Funds from fraud,  redemption  requests  must be in writing and must  include a signature  guarantee in the  following  situations  (the  Company  or the  Transfer  Agent may  require a  signature  guarantee  in other  situations  at their discretion):

         o    You wish to redeem more than $50,000 worth of shares and receive a check.  Effective on or about April 12, 2004, a signature will be required for redemptions in amounts of $100,000 or more.
         o    A redemption check is not payable to all shareholders listed on the account statement
         o    A redemption check is not sent to the address of record on your statement
         o    Shares are being transferred to a Fund account with a different owner or name
         o    Shares are redeemed by someone other than the owners (such as an Executor)

         The Transfer  Agent may delay  forwarding a check or  processing  a payment via  bank-linked  account for the sale of recently purchased  shares,  but only until the purchase  payment has cleared.  Such delay may be as long as 15 calendar  days from the date the shares were  purchased,  and may be avoided if you purchase shares by certified  check.  You may be charged a fee of up to $10 for wire transfers of redemption proceeds, which will be deducted from such proceeds.  There is no fee for ACH wire transfers.

         If you have any  questions  about  any of the  above  procedures,  and  especially  if you are  redeeming  shares in a special situation,  such as due to the death of the owner or from a retirement  plan,  please call 1-800  SKANDIA  (prior to April 12, 2004) or
800-225-1852 (on or after April 12, 2004) for assistance.

                                                        HOW TO EXCHANGE SHARES

..........Except as described  below,  shares of a Fund may be exchanged for shares of the same class of other Funds at NAV per share at the time of exchange.  Exchanges of shares  involve a redemption  of the shares of the Fund you own and a purchase of shares of another
Fund.  Shares are  normally  redeemed  and  purchased in the  exchange  transaction  on the  business  day on which the Transfer  Agent receives an  exchange  request  that is in proper  form,  if the request is received by the close of trading on the NYSE that day.  You should consider the  differences in investment  objectives and expenses  between the Funds before making an exchange.  Exchanges may be taxable transactions and may be subject to special tax rules about which you should consult your tax adviser.

..........You may  exchange  your Fund  shares  (other than Class A shares of the ASAF Money  Market  Fund) for shares of any other Fund without a sales  charge.  If you  exchange  such shares for shares of another  Fund,  any  applicable  CDSC and the date for  automatic conversion  of Class B and Class X shares to Class A shares will be  calculated  based on the date on which you  acquired  the original shares.  Investors will not receive Bonus Shares on Class X shares obtained through an exchange.

..........Exchanges  of Class A shares of the ASAF  Money  Market  Fund on which an initial  sales  charge has not been paid for Class A shares of any other Fund  (effective  on April 12, 2004 will be Class D shares) are subject to the initial  sales charge  applicable to the other Fund.  Class A shares of the Money  Market Fund  acquired by exchange of Class A shares of another Fund  (effective  on April
12, 2004 will be Class L shares) are exchanged at NAV.

..........Until on or about April 12, 2004,  exchanges  may be requested in writing,  by telephone or by other means  acceptable  to the
Company.  For  written  exchange  requests  you should  submit a letter of  instruction,  signed by all owners of the  account,  to the
Transfer Agent at P.O. Box 8012, Boston, Massachusetts 02266-8012.  To initiate a telephone exchange, you should call 1-800-SKANDIA.

..........All exchanges are subject to the following restrictions:

o        You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

         o    You may only exchange for shares of the same class of another Fund.

         o    You must meet the minimum purchase requirements for the Fund you purchase by exchange.

         Effective  on or about April 12,  2004,  you may  exchange new Class A, new Class B and Class C shares of a Fund for shares of the same class of other ASAF Funds as well as  JennisonDryden  and Strategic  Partners Funds. The following  policies will be effective with respect to exchanges at that time.

         After an  exchange,  at  redemption  the CDSC will be  calculated  from the first day of the  month  after  initial  purchase, excluding  any time shares were held in a money market  fund.  We may change the terms of any  exchange  privilege  after giving you 60 days' notice. If you hold shares through a broker, you must exchange shares through your broker.  Otherwise contact:

Prudential Mutual Fund Services LLC
Attn:  Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101

         There is no sales charge for such  exchanges.  However,  if you exchange - and then sell -- Class A shares within 12 months of your original purchase (only in certain  circumstances),  Class B shares within  approximately six years of your original purchase,  or
Class C shares within 12 months of your original  purchase,  you must still pay the  applicable  CDSC. If you have  exchanged  Class A,
Class B or Class C shares into a money  market fund,  the time you hold the shares in the money  market  account will not be counted in calculating the required  holding period for CDSC liability.  Exchanging  shares is considered a sale for tax purposes.  Therefore,  if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

         The Company may refuse or delay  exchanges by any person or group if, in the Investment  Manager's  judgment,  a Fund would be unable to invest  the  money  effectively  in  accordance  with its  investment  objective  and  policies,  or a Fund  would  otherwise potentially  be  adversely  affected.  Exchanges  may be subject to  certain  limitations  and are  subject to the  Company's  policies concerning  excessive  trading  practices,  which are policies  designed to protect the funds and their  shareholders  from the harmful effect of frequent exchanges and active market timing.  These limitations and market-timing policies are described below.

FREQUENT TRADING

            Frequent  trading of Fund shares in response to short-term  fluctuations  in the market -- also known as "market timing" --
may make it very  difficult  to  manage  the  Fund's  investments.  When  market  timing  occurs,  the Fund may have to sell  portfolio securities to have the cash necessary to redeem the market timer's  shares.  This can happen at a time when it is not  advantageous  to sell any securities,  so the Fund's  performance  may be hurt.  When large dollar amounts are involved,  market timing can also make it difficult to use long-term  investment  strategies  because we cannot predict how much cash the Fund will have to invest.  When, in our opinion,  such activity would have a disruptive effect on portfolio  management,  the Fund reserves the right to refuse purchase orders and  exchanges  into the Fund by any person,  group or commonly  controlled  account.  The  decision  may be based upon dollar  amount, volume or frequency of trading.  The Fund will notify a market  timer of  rejection of an exchange or purchase  order.  There can be no assurance that the Funds' procedures will be effective in limiting the practice of market timing in all cases.

                                                   DETERMINATION OF NET ASSET VALUE

            The price you pay for each share of a Fund is based on the share  value.  The share  value of a mutual fund -- known as the net asset value or NAV - is determined by a simple  calculation:  it's the total value of the Fund (assets minus  liabilities)  divided by the total number of shares  outstanding.  For example,  if the value of the investments  held by Fund XYZ (minus its liabilities) is
$1,000 and there are 100 shares of Fund XYZ owned by  shareholders,  the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

            Each Fund's  portfolio  securities  (except the ASAF Money Market Fund) are valued based upon market  quotations or, if not readily  available,  at fair value as determined in good faith under  procedures  established  by the Fund's Board. A Fund also may use fair value pricing if it determines  that the market  quotation is not reliable based,  among other things,  on events that occur after the  quotation is derived or after the close of the primary  market on which the security is traded,  but before the time that a Fund's
NAV is determined.  This use of fair value pricing most commonly  occurs with  securities  that are primarily  traded outside the U.S., but also may occur with  U.S.-traded  securities.  The fair value of a portfolio  security  that a Fund uses to  determine  its NAV may differ from the  security's  quoted or  published  price.  The assets of the ASAF Money  Market Fund are valued by the  amortized  cost method,  which is intended  to  approximate  market  value.  For  purposes  of  computing a Fund's NAV, we will value a Fund's  futures contracts 15 minutes  after the close of trading on the New York Stock  Exchange  (NYSE).  Except when we fair value  securities  or as noted below,  we normally  value each foreign  security held by a Fund as of the close of the  security's  primary  market.  A Fund may determine to use fair value pricing after the NAV publishing  deadline,  but before capital shares are processed;  in these  instances, the NAV you receive may differ from the published NAV price.

            We determine a Fund's NAV once each  business day at the close of regular  trading on the NYSE,  usually 4:00 p.m. New York time.  The NYSE is closed on most  national  holidays and Good Friday.  We do not price,  and you will not be able to purchase,  redeem or exchange a Fund's shares on days when the NYSE is closed but the primary  markets for a Fund's  foreign  securities  are open,  even though the value of these  securities may have changed.  Conversely,  a Fund will  ordinarily  price its shares,  and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign  securities  markets are closed.  We may not determine a Fund's NAV on days when we have not  received  any orders to  purchase,  sell or exchange  Fund  shares,  or when changes in the value of a Fund's portfolio do not materially affect its NAV.

            Most national  newspapers  report the NAVs of larger mutual  funds,  allowing  investors to check the price of mutual funds daily.

            Unless regular  trading on the NYSE closes before 4:00 p.m. New York time,  your order to purchase must be received by 4:00
p.m. New York time in order to receive that day's NAV. In the event that regular  trading on the NYSE closes  before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

                                                SHAREHOLDER ACCOUNT RULES AND POLICIES

         o    The  offering  of any class of Fund  shares may be  suspended  when the  determination  of NAV is  suspended,  and may be suspended or terminated by the Directors of the Company at any time they believe it is in a Fund's best interest to do so.

         o    Telephone  transaction  privileges or privileges using  electronic  means for purchases,  redemptions or exchanges may be modified,  suspended or terminated by a Fund at any time.  If an account has more than one owner,  the Fund and the Transfer  Agent may rely on the  instructions  of any one of the owners or, in certain  instances,  the  dealer  representative  of record for the  account unless an owner  instructs the Transfer Agent  otherwise.  The Transfer Agent will record any telephone calls to verify data concerning transactions  and has adopted other procedures to confirm that telephone or electronic  instructions  are genuine.  If the Company does not use reasonable procedures, the Company or its agents may be liable for losses due to unauthorized  transactions,  but otherwise the
Company or its agents will not be liable for losses or expenses  arising out of  telephone  instructions  or  instructions  received by electronic  means that they reasonably  believe to be genuine.  If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o    Purchase,  redemption or exchange  requests will not be honored until the Transfer Agent receives all required  documents in proper form.

         o    Until on or about April 12, 2004, there are no share  certificates  available for the Company's  shares.  Effective on or about April 12, 2004, share certificates will be available for the Company's new Class A, new Class B and Class C shares.

         o    Dealers that can perform account  transactions for their clients through the National Securities Clearing Corporation are responsible  for obtaining  their clients'  permission to do so and are  responsible  to their clients if they perform any  transaction erroneously or improperly.

         o    All purchases must be made in U.S.  dollars and checks must be drawn on U.S.  banks.  You may not purchase  shares with a third-party check.

         o    Payment for redeemed shares is ordinarily  forwarded  within 7 calendar days after the business day on which the Transfer
Agent  receives the  redemption  request in proper form.  Payment will be forwarded  within 3 business days for accounts  registered in the name of a dealer.  Redemptions  may be  suspended  or payment  dates  postponed  when the NYSE is closed  (other  than  weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission.

         o    A Fund may redeem small  accounts  without a shareholder  request if the account value has fallen below $500 and at least
30 days notice has been given to the  shareholder.  Effective on or about April 12, 2004, a shareholder  will be given at least 60 days notice  of such a  redemption.  No CDSC  will be  charged  on such  redemptions.  The  Company  reserves  the  right to impose a fee on accounts with account values less than $500.

         o    Under unusual  circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio of securities.

         o    "Backup  withholding"  of  Federal  income  tax may be  applied  at the rate of 31%  from  dividends,  distributions  and redemption  proceeds  (including  exchanges) if you fail to furnish the Fund a Social Security or Employer  Identification  Number when you sign your application, or if you violate Internal Revenue Service regulations on the reporting of income.

                                                        MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGERS:

         American Skandia Investment Services, Inc. ("ASISI"),  One Corporate Drive, Shelton,  Connecticut,  and Prudential Investments
LLC ("PI"),  Gateway Center Three,  100 Mulberry  Street,  Newark,  New Jersey,  serve as co-managers of the Funds (each an "Investment
Manager" and together the  "Investment  Managers")  pursuant to an investment  management  agreement with the Company on behalf of each
Fund (the "Management  Agreement").  Until May 1, 2003 when PI became  co-manager,  ASISI served as the sole investment  manager to the
Company  since it commenced  operations  and has served since 1992 as the  investment  manager to American  Skandia Trust  ("AST"),  an investment  company whose shares are made available to life insurance  companies  writing variable annuity  contracts and variable life insurance  policies.  PI also serves as co-manager to AST as well as investment  manager to the investment  companies that comprise the
Prudential  mutual funds. PI and its predecessors  have served as manager or  administrator to investment  companies since 1987. PI and
ASISI are both wholly owned  subsidiaries  of Prudential  Financial,  Inc.  ("Prudential").  Founded in 1875,  Prudential is a publicly held  financial  services  company  primarily  engaged in providing  life  insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement  related services and  administration,  asset management,  securities  brokerage,  banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

..........Under the Management  Agreement,  PI, as co-manager,  will provide supervision and oversight of ASISI's investment  management responsibilities  with respect to the Company.  Pursuant to the Management  Agreement,  the Investment Managers will jointly administer each Fund's  business  affairs and supervise  each Fund's  investments.  Subject to approval by the Board of Directors,  the Investment
Managers  may  select and employ one or more  sub-advisors  for a Fund,  who will have  primary  responsibility  for  determining  what investments the Fund will purchase,  retain and sell. Also subject to the approval of the Board of Directors,  the Investment  Managers
may reallocate a Fund's assets among sub-advisors  including (to the extent legally permissible)  affiliated  sub-advisors,  consistent with a Fund's investment objectives.

         The Company has obtained an exemption  from the  Securities  and Exchange  Commission  that permits an  Investment  Manager to change sub-advisors for a Fund and to enter into new sub-advisory  agreements,  without obtaining  shareholder approval of the changes.
Any such  Sub-advisor  change would continue to be subject to approval by the Board of Directors of the Company.  This exemption (which is similar to exemptions  granted to other  investment  companies  that are operated in a similar manner as the Company) is intended to facilitate the efficient supervision and management of the Sub-advisors by an Investment Manager and the Directors of the Company.

THE SUB-ADVISORS:

..........The Investment  Managers  currently  engage the following  Sub-advisors  to manage the  investments of each Fund in accordance with the Fund's investment objective,  policies and limitations and any investment  guidelines  established by the Investment Managers.
Each Sub-advisor is responsible,  subject to the supervision and control of the Investment  Managers,  for the purchase,  retention and sale of securities in the Fund's investment portfolio under its management.

..........Unless otherwise noted,  each portfolio  manager listed below has managed his or her respective  Fund's  investment  portfolio since its inception.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the ASAF Alliance Growth and Income Fund.  Alliance is a leading global investment  adviser  supervising client accounts with assets as of December 31, 2003 totaling more than $475 billion.

..........Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the ASAF Alliance Growth and Income Fund since  Alliance  became the Fund's  Sub-advisor  in May 2000. Mr. Rissman has been Senior Vice President of Alliance since 1994 and has been  associated  with Alliance  since 1989. Mr. Caruso is a Senior Vice  President of Alliance and has been  associated  with Alliance since 1994.

..........American  Century  Investment  Management,  Inc.  ("American  Century")  serves as Sub-advisor  for the ASAF American  Century
Strategic  Balanced Fund.  American Century,  located at American Century Towers,  4500 Main Street,  Kansas City,  Missouri 64111, has
been providing  investment  advisory services to investment  companies and  institutional  clients since 1958. As of December 31, 2003,
American Century and its affiliates managed assets totaling approximately $87.4 billion.

         American Century utilizes a team of portfolio  managers,  assistant  portfolio managers and analysts acting together to manage the assets of the ASAF American Century  Strategic  Balanced Fund. The portfolio  manager members of the portfolio team responsible for the  day-to-day  management  of the equity  portion of the Fund are John  Schniedwind,  Jeffrey  R.  Tyler and  Thomas P.  Vaiana.  Mr.
Schniedwind is Chief  Investment  Officer - Quantitative  Equity for American  Century,  and has been with American Century since 1982.
He is a CFA  charterholder.  Mr. Tyler,  Senior Vice President and Senior Portfolio  Manager,  joined American Century in 1988. He is a
CFA  charterholder.  Mr.  Vaiana,  Portfolio  Manager,  has been a member of the team that  manages the Fund since  February  2001.  He joined  American  Century in February 1997 as a Credit  Analyst and was promoted to Portfolio  Manager in August 2000. The fixed income portion of the Fund is managed by a team of  portfolio  managers  with  expertise in different  areas of fixed  income  investing.  The portfolio  managers  responsible for the day-to-day  management of the fixed income portion of the Fund are Jeffrey L. Houston and John
F. Walsh.  Mr.  Houston,  Vice  President  and Senior  Portfolio  Manager,  has been a member of the team that manages the fixed income portion of the Balanced Fund since June 1995.  He joined  American  Century as an Investment  Analyst in November 1990 and was promoted to Portfolio Manager in 1994. He is a CFA  charterholder.  Mr. Walsh,  Portfolio  Manager,  has been a member of the team since January
1999. He joined American Century in February 1996 as an Investment Analyst.

..........Deutsche Asset Management,  Inc. ("DAMI"),  345 Park Avenue, New York, New York 10154, serves as Sub-advisor for the ASAF DeAM
Small-Cap  Growth Fund.  DAMI was founded in 1838 as Morgan  Grenfell Inc. and has provided  asset  management  services since 1953. As of December 31, 2003, as part of Deutsche Asset Management group ("DeAM"),  DAMI managed  approximately  $40.5 billion of DeAM's $714.9 billion in assets.

         Janet  Campagna  and Robert  Wang are the  co-portfolio  managers  for the ASAF DeAM  Small-Cap  Growth  Fund.  They have been managing the Fund since May 2003.  Ms.  Campagna,  a Managing  Director,  joined DAMI in 1999 and is head of global and tactical  asset allocation.  Prior to joining DAMI,  she served as  investment  strategist  and manager of the asset  allocation  strategies  group for
Barclays  Global  Investors  from 1994 to 1999.  Mr. Wang,  a Managing  Director,  joined DAMI in 1995 as  portfolio  manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

..........Federated  Investment  Management  Company  ("Federated  Investment")  serves as Sub-advisor for the ASAF Federated High Yield
Bond Fund.  Federated  Investment,  located at Federated  Investors  Tower,  Pittsburgh,  Pennsylvania  15222-3779,  was organized as a
Delaware  business  trust in 1989.  Federated  Investment  and its  affiliates  serve as investment  advisors to a number of investment companies  and private  accounts.  As of December  31, 2003,  total assets under  management  or  administration  by Federated  and its affiliates were $198 billion.

         The portfolio  managers  responsible  for the  day-to-day  management of the Fund are Mark E. Durbiano and Nathan H. Kehm. Mr.
Durbiano,  who has managed the Fund since it commenced  operations in 1994,  joined Federated  Investment's  parent company in 1982 and has been a Senior Vice  President of an affiliate  of Federated  Investment  since  January  1996.  Mr. Kehm,  who has managed the Fund since  December  2001,  joined  Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant  Vice President and
Senior  Investment  Analyst  in  January  1999 and to Vice  President  in January  2001.  Mr.  Kehm  served as a  Relationship  Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to December 1997.

..........GAMCO Investors, Inc. ("GAMCO"),  with principal offices located at One Corporate Center, Rye, New York 10580-1434,  serves as
Sub-advisor  to the ASAF Gabelli  Small-Cap  Value Fund.  GAMCO managed  approximately  $27.6 billion in assets as of December 31, 2003 and is a wholly-owned subsidiary of Gabelli Asset Management Inc.

..........Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day  management of the ASAF Gabelli Small-Cap Value Fund. Mr.
Gabelli  has managed the ASAF  Gabelli  Small-Cap  Value Fund since GAMCO  became the Fund's  Sub-advisor.  Mr.  Gabelli has been Chief
Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip, New York, New York 10005.  GSAM registered as an investment  advisor in 1990.  Prior to the end of April  2003,  Goldman  Sachs  Asset  Management,  a business  unit of the  Investment
Management  Division of Goldman,  Sachs & Co.  ("Goldman  Sachs") served as Sub-advisor for the ASAF Goldman Sachs Mid-Cap Growth Fund, and the ASAF Goldman Sachs  Concentrated  Growth Fund. On or about April 26, 2003,  GSAM assumed  Goldman  Sachs'  investment  advisory responsibilities  for these Funds. GSAM serves as investment  manager for a wide range of clients including pension funds,  foundations and insurance  companies and  individual  investors.  GSAM,  along with other units of the  Investment  Management  Division of Goldman
Sachs, managed approximately $375.7 billion in assets as of December 31, 2003.

         The portfolio managers  responsible for the day-to-day  management of the ASAF Goldman Sachs Concentrated  Growth Fund and the
  ASAF Goldman Sachs Mid-Cap Growth Fund since Goldman Sachs became each Fund's Sub-advisor in November 2002 are Herbert Ehlers,  David
  Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C. Segundo, Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA
  and Mark D. Shattan.  Mr. Ehlers began his  investment  career in the 1960s and is a Managing  Director/Partner  of Goldman,  Sachs &
  Co. He is the Chief Investment  Officer for the Growth Team. He served as CEP of Liberty Investment  Management  ("Liberty") prior to
  Goldman Sachs'  acquisition of Liberty in 1997. Mr. Ehlers joined Liberty's  predecessor firm, Eagle Asset  Management,  in 1980. Mr.
  Shell,  Mr. Barry and Mr.  Ekizian are Co-Chief  Investment  Officers and senior  portfolio  managers for the Growth Team.  Mr. Shell served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987. Mr. Ekizian served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of
  Liberty and had been employed by Liberty and its predecessor  firm since 1990.  Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance Capital  Management  where he served for eleven years.  Mr. Berents is a senior  portfolio  manager.
  Prior to joining  Goldman  Sachs in 2000,  he served for seven years as Managing  Director  and  Director of Research for First Union
  Securities,  Inc. Mr. Segundo is a senior portfolio manager.  Prior to Goldman Sachs'  acquisition of Liberty,  Mr. Segundo served as a senior  portfolio  manager at Liberty and had been with Liberty and its predecessor firm since 1992. Mr. Pyne is a senior portfolio manager and joined the firm in 1997.  Mr.  Kolar is a  portfolio  manager  and has been with the firm since  1994.  Mr.  Shattan is a portfolio  manager and joined the firm in 1999.  From 1997 to 1999,  Mr.  Shattan was an equity  research  analyst for Salomon  Smith
  Barney.

         INVESCO  Institutional  (N.A.),  Inc.  ("INVESCO")  serves as Sub-advisor  for the ASAF INVESCO  Technology  Fund, ASAF Health
Sciences Fund and the ASAF INVESCO  Capital Income Fund.  INVESCO,  located at 1360 Peachtree  Street,  N.E.,  Suite 100,  Atlanta,  GA
30309. As of December 31, 2003, INVESCO,  together with its affiliates,  managed  approximately $149 billion.  AMVESCAP PLC, the parent of INVESCO, is one of the largest  independent  investment  management  businesses in the world and managed over $371 billion of assets as of December 31, 2003.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the ASAF  INVESCO  Technology  Fund are  William R.
Keithler,  CFA and Michelle  Fenton.  Mr. Keithler joined INVESCO in January 1999 and is a Senior Vice President of INVESCO.  From 1993
until 1998, Mr. Keithler was a portfolio manager with Berger Associates,  Inc. Ms. Fenton,  Portfolio Manager,  is a CFA Charter holder and has more than eight years of investment industry experience.  She joined the investment division of INVESCO in 1998.

         The portfolio  manager  responsible for the day-to-day  management of the ASAF INVESCO Health Sciences Fund is Thomas R. Wald.
Mr. Wald joined INVESCO in January 1997 and is a Vice President of INVESCO.

         The portfolio  managers  responsible for the day-to-day  management of the ASAF INVESCO Capital Income Fund are Michael Heyman
and Mark Lattis.  Mr.  Heyman has served as Co-Manager  of the Fund since  October 2003 and is a portfolio  manager on the  INVESCO-NAM
Portfolio  Group.  He joined  INVESCO-NAM  in 1993.  Mr.  Lattis  has served as  Co-Manager  of the Fund  since  October  2003 and is a portfolio manager of the INVESCO-NAM Portfolio Group.  He joined INVESCO-NAM in 1996.

         Jennison  Associates LLC, located at 466 Lexington Avenue,  New York, New York 10017,  serves as Sub-advisor to the ASAF Large
Cap Growth Fund.  Jennison has served as an  investment  advisor  since 1969 and has advised  investment  companies  since 1990.  As of
December 31, 2003, Jennison had approximately $59 billion in assets under management.

         The ASAF Large Cap Growth Fund is co-managed by Spiros "Sig" Segalas,  Kathleen A.  McCarragher and Michael A. Del Balso.  Mr.
Segalas,  Director,  President and Chief Investment Officer of Jennison,  is also one of Jennison's  founding members. He has served as a  portfolio  manager  of the Fund since  Jennison  became the  Fund's  sub-advisor  in  February  2004.  Mr.  Segalas  has been in the investment  business for over 43 years and has managed equity  portfolios for investment  companies since 1990. He earned his B.A. from
Princeton  University and is a member of The New York Society of Security Analysts,  Inc. Ms. McCarragher,  Director and Executive Vice
President of Jennison,  is also  Jennison's  Head of Growth  Equity.  She has served as  portfolio  manager of the Fund since  Jennison became the Fund's  sub-advisor in February  2004. Ms.  McCarragher  has been in the  investment  business since 1982.  Prior to joining
Jennison in May 1998, she was a Managing  Director and Director of Large-Cap  Growth Equities at Weiss,  Peck & Greer L.L.C. She earned her B.B.A with honors from the  University  of Wisconsin  and her M.B.A.  from Harvard  Business  School.  Mr. Del Balso,  Director and
Executive  Vice  President  of  Jennison,  is also  Jennison's  Director of Research  for Growth  Equity.  He has served as a portfolio manager of the Fund since Jennison  became the Fund's  sub-advisor in February 2004. Mr. Del Balso has been in the investment  business for over 35 years and has been part of the  Jennison  investment  team since  1972.  He earned his B.S.  from Yale  University  and his
M.B.A. from Columbia University and is a member of The New York Society of Security Analysts, Inc.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 Seventeenth  Street,  Suite 1300,  Denver,  CO 80202,  serves as
Sub-advisor  for the ASAF Marsico  Capital Growth Fund.  Marsico  Capital,  a registered  investment  advisor formed in 1997,  became a wholly owned  indirect  subsidiary of Bank of America  Corporation  in January  2001.  Marsico  Capital  provides  investment  advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals,  corporations,  charities and retirement plans.  As of December 31, 2003, Marsico Capital managed approximately $30.1 billion in assets.

         The portfolio  managers  responsible for management of the ASAF Marsico Capital Growth Fund are Thomas F. Marsico and James A.
Hillary.  Mr. Marsico,  Chairman and Chief Investment  Officer,  founded Marsico Capital in 1997. Prior to that, he served as portfolio manager for Janus Capital  Corporation from 1986 until 1997. Mr. Hillary,  Portfolio  Manager and Senior Analyst,  is a founding member of Marsico Capital.  Prior to joining Marsico Capital in 1997, he was a portfolio manager at W.H. Reaves.

         Massachusetts  Financial  Services  Company ("MFS") serves as Sub-advisor for the ASAF MFS Growth with Income Fund. MFS, which is located at 500 Boylston Street,  Boston,  Massachusetts 02116, and its predecessor  organizations have a history of money management dating from 1924.  As of December 31, 2003,  the net assets under the  management of the MFS  organization  were  approximately  $140.3 billion.

         The Fund is managed by a team of portfolio  managers  including  John D.  Laupheimer and Brooks  Taylor.  Mr.  Laupheimer is a
Senior Vice  President  of MFS,  and has been  employed by MFS in the  investment  management  area since  1981.  Mr.  Taylor is a Vice
President of MFS, and has been  employed by MFS in the  investment  management  area since 1996.  Mr.  Laupheimer  has  supervised  the management of this Fund since its inception and Mr. Taylor joined the portfolio management team in August 2001.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue, New York, NY 10158,  serves as sub-advisor for the ASAF
Neuberger  Berman  Mid-Cap Value Fund. NB Management  and its  predecessor  firms have  specialized  in the  management of mutual funds since 1950.  Neuberger  Berman,  LLC ("Neuberger  Berman"),  an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities for the Funds for which it serves as Sub-advisor,  and provides NB Management with certain assistance in the  management  of the Funds  without  added cost to the Funds or ASISI.  Neuberger  Berman and its  affiliates  manage  securities accounts,  including  mutual  funds,  that had  approximately  $70.5  billion of assets as of December  31,  2003.  NB  Management  and
Neuberger Berman are both subsidiaries of Lehman Brothers Holdings Inc.

         The portfolio  managers  responsible for the day-to-day  management of the ASAF Neuberger  Berman Mid-Cap Value Fund is Andrew
Wellington  and David M.  DiDomenico.  Mr.  Wellington  has been  managing  the Fund since May 2003.  Mr.  Wellington  has been with NB
Management  since 2001,  where he is  currently a Managing  Director  and a Portfolio  Manager.  From 2000 until 2001,  Mr.  Wellington served as a Portfolio Manager at Pzena Investment  Management  ("Pzena").  From 1996 until 1999, he served as a Senior Research Analyst at Pzena.  Mr.  DiDomenico is a Vice  President of NB Management  and has been an associate  manager of the Fund since  December  2003.
Prior to that, Mr.  DiDomenico  was an analyst  dedicated to the Fund since 2002. He held a position at a private equity firm from 1999 to 2002.  Prior to 1999, he was an analyst at another investment firm.

         Pacific  Investment  Management  Company LLC ("PIMCO") serves as Sub-advisor for the ASAF PIMCO Total Return Bond Fund. PIMCO, located at 840 Newport Center Drive,  Suite 300,  Newport Beach,  California  92660, is an investment  counseling firm founded in 1971.
As of December 31, 2003, PIMCO had approximately $373.7 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief Investment Officer and founding partner of PIMCO has, since the inception of the
Fund, led a portfolio management team responsible for developing and implementing the fund's investment strategy.

         Pilgrim Baxter & Associates,  Ltd.  ("Pilgrim  Baxter"),  1400 Liberty Ridge Drive,  Wayne, PA 19087 serves as Sub-advisor for the ASAF PBHG  Small-Cap  Growth Fund.  Founded in 1982,  Pilgrim  Baxter  serves as investment  advisor to the PBHG Funds,  as well as advisor or sub-advisor to institutional  accounts,  such as pension and profit-sharing plans,  charitable  institutions,  corporations, trusts and other investment companies.  As of December 31, 2003, Pilgrim Baxter managed assets worth in excess of $8.6 billion.

         The portfolio  managers  responsible for management of the ASAF PBHG Small-Cap  Growth Fund are James M. Smith, CFA and Jerome
J.  Heppelmann,  CFA.  They have managed the Fund since Pilgrim  Baxter  became the Fund's  Sub-advisor  in September  2001.  Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager and has over 22 years of equity portfolio  management  experience.  Mr. Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         ProFund Advisors LLC ("ProFund"),  7501 Wisconsin Avenue, 10th Floor, Bethesda,  Maryland 20814, serves as Sub-advisor for the
ASAF ProFund Managed OTC Fund.  As of December 31, 2003, ProFund managed approximately $5.4 billion in net assets.

         The ASAF ProFund  Managed OTC Fund is managed by an Investment  Committee.  Dr. William Seale,  Chief  Investment  Officer and
Chairman of the Investment Committee, has been managing the Fund since it commenced operations.  He joined ProFund in 1997.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York, New York 10153,  serves as Sub-advisor  for the
ASAF Sanford  Bernstein Core Value Fund and the ASAF Sanford Bernstein  Managed Index 500 Fund.  Bernstein is an indirect  wholly-owned subsidiary  of Alliance  Capital  Management,  L.P.  ("Alliance")  and  management  of the Funds are  conducted by  Bernstein  with the investment  management  assistance of the Bernstein  Investment  Research and Management unit (the "Bernstein  Unit") of Alliance.  The
Bernstein  Unit services the former  investment  research and  management  business of Sanford C.  Bernstein & Co.,  Inc., a registered investment  advisor and  broker/dealer  acquired by Alliance in October 2000 that managed  value-oriented  investment  portfolios since
1967.

         Day-to-day  investment  management  decisions  for the  ASAF  Sanford  Bernstein  Core  Value  Fund  will be made by  Ranji H.
Nagaswami,  CFA and Marilyn  Goldstein Fedak. Ms. Nagaswami has managed the Funds since May 2003 and is a senior portfolio  manager and a member of the U.S. Value Equity  Investment  Policy Group and the Risk Investment  Policy Group. Ms. Nagaswami has been with Alliance since 1999. From 1986 until 1999, she was at UBS Brinson and its  predecessor  organizations,  where she progressed  from  quantitative analyst to managing  director to co-head of U.S.  fixed income.  Ms. Fedak has managed the Funds since they  commenced  operations  and has been an Executive  Vice  President and Chief  Investment  Officer- U.S.  Value Equities of Alliance since October 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management decisions for the ASAF Sanford Bernstein Managed Index 500 Fund will be made by Bernstein's
Investment  Policy Group for  Structured  Equities,  which is chaired by Drew W. Demakis.  Mr. Demakis has been managing the Fund since
May 2003. He joined  Bernstein in 1998 as Senior  Portfolio  Manager-  International  Global  Balanced and  International  Value Equity
Investment  Groups.  The  Investment  Policy  Group for  Structured  Equities  has managed the Fund since  Bernstein  became the Fund's
Sub-advisor in May, 2000.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price") serves as Sub-advisor  for the ASAF T. Rowe Price Tax Managed Fund. T. Rowe
Price,  located at 100 East Pratt  Street,  Baltimore,  Maryland  21202,  was founded in 1937 by the late Thomas Rowe Price,  Jr. As of
December 31, 2003, T. Rowe Price and its affiliates managed  approximately $190 billion for approximately  eight million individual and institutional accounts.

         The  Fund  is  managed  by  an  Investment  Advisory  Committee.   Donald  J.  Peters,   Committee  Chairman,  has  day-to-day
responsibility  for managing the Fund and works with the Committee in  developing  and executing  the Fund's  investment  program.  Mr.
Peters has been managing investments since joining T. Rowe Price in 1993 and has managed the Fund since it commenced operations.

         Wells Capital  Management,  Inc.  ("Wells"),  525 Market Street,  San Francisco,  CA 94105 serves as Sub-advisor  for the ASAF
Money Market Fund.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co.,  which was founded in 1852 and, as of December 31, 2003, had approximately $124 billion in assets under management.

         The co-portfolio  managers  responsible for management of the Fund are David D. Sylvester and Laurie R. White. Mr.  Sylvester,
Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over 25 years of investment  experience and has been with the firm since 1979. Ms. White,  Executive Vice  President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since  1991.  Mr.  Sylvester  and Ms.  White have  managed  the Fund since Wells  became the Fund's  Sub-advisor  in
September 2001.

         William Blair & Company,  L.L.C.  ("William  Blair"),  located at 222 West Adams Street,  Chicago,  Illinois 60606,  serves as
Sub-advisor to the ASAF William Blair  International  Growth Fund and the ASAF  International  Equity Fund. Since its founding in 1935, the firm has been dedicated to researching,  financing and investing in high quality growth companies  through four primary  divisions:
investment  banking,  sales and  trading,  asset  management  and private  capital.  As of December  31, 2003,  William  Blair  managed approximately $17.3 billion in assets.

         The portfolio manager  responsible for the day-today  management of the ASAF William Blair  International  Growth Fund and the
ASAF  International  Equity Fund is W.  George  Greig.  Mr.  Greig is a  principal  of William  Blair and joined the firm in 1996 as an international  portfolio manager and has managed the  International  Growth Fund since William Blair became its sub-advisor in November
2002 and managed the International Equity Fund since William Blair became its sub-advisor in December 2003.

FEES AND EXPENSES:

         Investment  Management  Fees.  Pursuant  to the  Management  Agreement,  ASISI  receives a monthly  fee from each Fund for the performance of its services.  ASISI pays each  Sub-advisor a portion of such fee for the  performance of the  sub-advisory  services at no  additional  cost to any  Fund.  PI does  not  receive  a fee for its  services  under  the  Management  Agreement.  The  investment management fee for each Fund will differ,  reflecting,  among other things, the investment objective,  policies and limitations of each
Fund.  Each  investment  management  fee is accrued daily for the purposes of determining  the sale and redemption  price of the Fund's shares.  The fees paid to ASISI for the fiscal year ended  October 31, 2003 (or, for those Funds that have not been in operation  for a full fiscal year, the fee rates payable to ASISI), stated as a percentage of the Fund's average daily net assets, are as follows:

Fund (see page 2 of this  Prospectus  for each Fund's new name                          Annual Rate:
---------------------------------------------------------------                         -----------
effective on or about April 12, 2004):
------------------------------------

ASAF International Equity Fund:                                                              1.10%

ASAF William Blair International Growth Fund:                                                0.90%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.85%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 0.93%

ASAF Large-Cap Growth Fund:                                                                  0.80%

ASAF T. Rowe Price Tax Managed Fund:                                                         0.95%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        0.80%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.05%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the  Company's  SAI under  "Investment
Advisory & Administration Services."

         Other  Expenses.  In addition to Investment  Management  fees,  each Fund pays other  expenses,  including  costs  incurred in connection  with the  maintenance of its securities  law  registration,  printing and mailing  prospectuses  and SAIs to  shareholders, certain  financial  accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of director and  shareholder  meetings.  Expenses  not directly  attributable  to any specific  Fund(s) are  allocated on the basis of the relative  net assets of the Funds.  For  additional  information  regarding  Fund  expenses,  as well as  voluntary  agreements  by the
Investment  Manager to limit such  expenses,  see this  Prospectus  under  "Expense  Information"  and the  Company's  SAI under  "Fund
Expenses."

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS:

..........Each Fund intends to distribute  substantially  all of its net income and capital gains to  shareholders at least once a year.
Normally, dividends from net investment income of each Fund will be declared and paid on the following basis:

Fund (see page 2 of this Prospectus for each
--------------------------------------------
 Fund's new name effective on or about April 12, 2004)                 Declared         Paid
-----------------------------------------------------                  --------         ----

ASAF International Equity Fund                                         annually                  annually
ASAF William Blair International Growth Fund                           annually                  annually
ASAF PBHG Small-Cap Growth Fund                                        annually                  annually
ASAF DeAM Small-Cap Growth Fund                                        annually                  annually
ASAF Gabelli Small-Cap Value Fund                                      annually                  annually
ASAF Goldman Sachs Mid-Cap Growth Fund                                 annually                  annually
ASAF Neuberger Berman Mid-Cap Value Fund                               annually                  annually
ASAF INVESCO Technology Fund                                           annually                  annually
ASAF INVESCO Health Sciences Fund                                      annually                  annually
ASAF ProFund Managed OTC Fund                                          annually                  annually
ASAF Marsico Capital Growth Fund                                       annually                  annually
ASAF Goldman Sachs Concentrated Growth Fund                            annually                  annually
ASAF Large-Cap Growth Fund                                             annually                  annually
ASAF T. Rowe Price Tax Managed Fund                                    annually                  annually
ASAF Sanford Bernstein Core Value Fund                                 annually                  annually
ASAF Sanford Bernstein Managed Index 500 Fund                          annually                  annually
ASAF Alliance Growth and Income Fund                                   annually                  annually
ASAF MFS Growth with Income Fund                                       annually                  annually
ASAF INVESCO Capital Income Fund                                       semi-annually             semi-annually
ASAF American Century Strategic Balanced Fund                          semi-annually             semi-annually
ASAF Federated High Yield Bond Fund                                    daily                     monthly
ASAF PIMCO Total Return Bond Fund                                      daily                     monthly
ASAF Money Market Fund                                                 daily                     monthly

            Under recently enacted legislation,  certain dividends received by individuals and other non-corporate  shareholders may be eligible for the maximum 15% tax rate  applicable  for  long-term  capital  gain.  Also, a portion of the  dividends  paid to corporate shareholders  of the Fund may be eligible  for the 70%  dividends  received  deduction  to the extent a Fund's  income is derived  from certain dividends received from U.S. corporations.

DISTRIBUTION OPTIONS:

         When you open your  account,  specify on your  application  how you want to receive  your  distributions.  Unless you  specify otherwise,  all dividends and  distributions  will be  automatically  reinvested in additional full or fractional  shares of each Fund.
You have the following five distribution options:

         Reinvest All  Distributions  in the Fund.  You can elect to reinvest all dividends  and long term capital gains  distributions in additional shares of the applicable Fund.

         Reinvest  Income  Dividends Only. You can elect to reinvest  investment  income  dividends in a Fund while  receiving  capital gains distributions.

         Reinvest  Long-Term  Capital  Gains  Only.  You can elect to  reinvest  long-term  capital  gains in the Fund while  receiving dividends.

         Receive  All  Distributions  in Cash.  You can  elect to  receive  a check  for all  dividends  and  long-term  capital  gains distributions.

         Reinvest  Distributions  in Another Fund of the Company.  You can reinvest all  distributions  in another Fund of the Company.
For additional information, see this Prospectus under "Special Investment Programs and Privileges."

TAXES:

         Each of the Funds intends to make  distributions  that may be taxed as ordinary income or capital gains.  The tax consequences of distributions from a Fund will vary depending upon the type of account that you maintain.

         If you establish an IRA or other tax-deferred  retirement  account,  dividends and capital gains  distributions from the Funds generally  will not be subject to current  taxation.  If you  establish  an account  outside a  tax-deferred  retirement  account,  the following tax  consequences  generally will apply.  For regular  investment  accounts  established by individuals,  dividends paid by a
Fund from net  investment  income and net  short-term  capital  gains,  whether you choose to receive them in cash or reinvest  them in additional  shares,  will be taxable as ordinary  income.  If you receive your  distributions  in cash,  the value of your Fund account effectively will be reduced by the amount of the distribution.

         Capital  gains  distributions  are made by a Fund  when it  realizes  net  gains on sales of  portfolio  securities.  A Fund's capital gains may vary substantially from year to year and,  therefore,  its capital gains  distributions also may vary  substantially.
A Fund will not make  capital  gains  distributions  in years in which the Fund has a net capital  loss.  Distributions  paid by a Fund from net long term  capital  gains  will be  taxable  as  long-term  capital  gains,  regardless  of how long you have owned the Fund's shares.  Under  recently  enacted  legislation,  certain  distributions  out of a Fund's  ordinary  income  received  by  non-corporate shareholders may be eligible for the maximum 15% tax rate with respect to long-term capital gains.

         Because of their  varying  investment  strategies,  distributions  from some of the Funds are likely to consist  primarily  of capital gains  distributions,  while  distributions from others are likely to consist primarily of ordinary income.  Distributions from the ASAF  Federated  High Yield Bond Fund,  the ASAF PIMCO Total Return Bond Fund, and the ASAF Money Market Fund are likely to consist primarily of ordinary income.  However,  it is expected that distributions from a number of the Funds,  particularly those with capital growth as their investment objective, will consist primarily of capital gains.

         Certain  distributions  by a Fund may be classified  under  federal tax laws as  constituting  returns of your capital.  These distributions  are not taxable to you when received.  Federal income tax laws provide,  however,  that a distribution of this type will reduce the  acquisition  price of your shares in the Fund used to determine  your tax liability when you redeem or exchange the shares.
Therefore, the return of capital may result in a larger gain or smaller loss upon redemption or exchange.

         If you  purchase  shares of a Fund  shortly  before the date used to  determine  eligibility  for a dividend or capital  gains distribution,  you will receive a portion of your investment back as a taxable  distribution.  This is sometimes referred to as "buying a dividend."

         In order to satisfy  distribution  requirements of the Code, the Funds may declare  year-end  ordinary income and capital gain dividends.  If received by  shareholders  by January 31, these special  distributions  are treated as having been paid by the Funds and received by shareholders on December 31 of the prior year.

         The  investment  income of certain  Funds may be subject to foreign  income  taxes.  The Company may elect to pass these taxes through to the  shareholders  of the Funds.  If you are a shareholder,  you will be required to report a share of these taxes as income in determining your federal income tax liability.  You will be able to deduct these taxes or, under certain  circumstances,  you may be able to claim them as a credit against your federal income tax liability.

         The  Company  will  provide you with an annual  statement  as to the federal  income tax status of all  distributions  for the preceding year, including any amount of foreign taxes passed through to you.

         Taxes on  Redemptions  and  Exchanges.  A  redemption  of shares in a Fund or an  exchange  of a Fund's  shares  for shares in another  Fund will be  treated  as a sale  under the Code,  which may  result  in a capital  gain or loss and  current  tax  liability.
However,  you will not have a  federal  tax gain or loss  when  Class B or Class X shares of a Fund  automatically  convert  to Class A shares.  The Class A shares you receive after conversion will be considered to have the same  acquisition  price as the converted Class
B or X shares for purposes of determining your gain or loss upon subsequent redemptions or exchanges.

         Ordinary  income,  capital gain dividends and capital gains or losses from  redemptions  and exchanges may be subject to state and local taxes in addition to Federal income taxes.

         The above tax discussion is for general  information  only. A more detailed  discussion of federal  income tax  considerations for the Funds is included in the Company's SAI under  "Additional  Tax  Considerations."  You should  consult with your own tax adviser concerning  possible tax consequences of investing in a Fund. If you are considering an IRA or other tax deferred  account,  you should consult with your tax adviser regarding the requirements under Federal tax law governing your specific type of account.

         Regulated  Investment  Company  Status.  As each Fund intends to qualify as a "regulated  investment  company" under the Code, each Fund  generally  is entitled to deduct all  dividends  paid to  shareholders  in  determining  its taxable  income.  However,  the deductibility of dividends paid by regulated  investment  companies that issue more than one class of shares,  such as the Company,  is subject to certain  requirements  under the Code.  In this  regard,  the  Company may deduct  dividends  only when shares in each class receive  proportionate  distributions  and where no class is  preferred  over any other class in a manner not  permitted  by the formal dividend rights of the preferred class.

         The Company has received  separate  opinions of counsel from the law firms of Caplin & Drysdale and Rogers & Wells which, when taken together,  conclude that the Funds'  particular  multiple class structure will not prevent the deductibility of dividends paid by the Funds.  However,  the Company has not  obtained a ruling on the matter from the IRS.  The Company does not believe that the IRS has considered a multiple class structure with all of the features of the Funds'  structure,  including the Bonus Share feature  applicable to Class X shares,  and the IRS could disagree with the conclusions  expressed in the opinions.  Changes in federal income tax law also could affect the continued validity of the conclusions stated in the opinions.

         If dividends  on any class of a Fund's  shares are treated as  preferential  to another  class,  dividends in that year on all classes of that Fund's  shares would  become  non-deductible  by the Fund.  The effect of such a  development  is that income and gains realized by a Fund could be subject to double  taxation -- that is, both the Fund and  shareholders  could be subject to  taxation.  In addition to the tax liability,  the Fund could be liable for interest and penalties.  All these liabilities could substantially  reduce the value of your  investment in the Fund.  There could also be personal  income tax  consequences to shareholders of the Fund, such as reclassification of capital gains distributions as ordinary income, which may be taxable at higher rates.

                                             This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS

..........The financial  highlights  table is intended to help you understand  the Funds'  financial  performance  for the past 5 years
(or, if a Fund has not been in operation for 5 years, since the Fund commenced  operations).  Certain  information  reflects financial results for a single Fund share.  The total returns in the table  represent the rate that an investor  would have earned or lost on an
investment  in  a  Fund  (assuming   reinvestment  of  all  dividends  and  distributions).   The  information  has  been  audited  by
PricewaterhouseCoopers  LLP, the Company's  independent  accountants at October 31, 2003. The report of the  independent  accountants, along with the Funds' financial statements, are included in the Company's annual report, which is available upon request.

                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     --------------------------------

                                                 Net Asset        Net  Net                                 In Excess
                                                     Value  Investment   Realized  Total from  From Net            of     From Net
                                     Period      Beginning     Income  &           Investment  Investment  Net            Realized
                                     Ended       Of Period     (Loss)  Unrealized  Operations      Income  Investment        Gains
                                     -----       ---------     ------              ----------      ------                    -----
                                                                       Gain                                    Income
                                                                       -----                                   ------
                                                                           (Loss)
ASAF PBHG SMALL-CAP
GROWTH FUND*:
===========
Class A                               10/31/03         $8.34   $(0.12)       $3.45       $3.33        $ --         $ --         $ --
                                      10/31/02         11.04    (0.16)      (2.54)      (2.70)          --           --           --
                                      10/31/01         17.30    (0.15)      (6.11)      (6.26)          --           --           --
                                      10/31/00        17.08     (0.18)        0.51        0.33          --           --       (0.11)
                                      10/31/99         9.11     (0.10)        8.07        7.97          --           --           --
Class B                               10/31/03          8.13    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.81    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.02    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.87     (0.29)        0.55        0.26          --           --       (0.11)
                                      10/31/99         9.04     (0.17)        8.00        7.83          --           --           --
Class C                               10/31/03          8.14    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.82    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.03    (0.21)      (6.00)      (6.21)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.16)        8.00        7.84          --           --           --
Class X                               10/31/03          8.13    (0.16)        3.35        3.19          --           --           --
                                      10/31/02         10.81    (0.21)      (2.47)      (2.68)          --           --           --
                                      10/31/01         17.03    (0.22)      (6.00)      (6.22)          --           --           --
                                      10/31/00        16.90     (0.29)        0.53        0.24          --           --       (0.11)
                                      10/31/99         9.06     (0.15)        7.99        7.84          --           --           --
ASAF GABELLI SMALL-CAP VALUE FUND**:
==================================
Class A                               10/31/03        $ 9,66  $ (0.08)    $3.44          $3.36        $ --         $ --         $ --
                                      10/31/02         10.29    (0.08)    (0.34)        (0.42)          --           --       (0.21)
                                      10/31/01         10.58    (0.03)     0.12           0.09          --           --       (0.38)
                                      10/31/00         8.90      0.03      1.89           1.92          --           --       (0.24)
                                      10/31/99         8.85      0.02      0.06           0.08          --       (0.03)           --
Class B                               10/31/03         9.44     (0.13)     3.36           3.23          --           --           --
                                      10/31/02        10.11     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.46    (0.08)     0.11           0.03          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.88           1.86          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --
Class C                               10/31/03         9.43     (0.13)     3.36           3.23          --           --           --
                                      10/31/02        10.10     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.45    (0.08)     0.11           0.03          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.87           1.85          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --
Class X                               10/31/03         9.44     (0.13)     3.37           3.24          --           --           --
                                      10/31/02        10.11     (0.13)    (0.33)        (0.46)          --           --       (0.21)
                                      10/31/01         10.47    (0.08)     0.10           0.02          --           --       (0.38)
                                      10/31/00         8.84     (0.02)     1.89           1.87          --           --       (0.24)
                                      10/31/99         8.80     (0.03)     0.07           0.04          --           --           --

 * From January 1, 1999 to September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the ASAF PBHG Small-Cap  Growth
 Fund  (formerly,  the ASAF  Janus  Small-Cap  Growth  Fund).  Prior to  January  1, 1999,  Founders  Asset  Management  LLC served as
 Sub-advisor to the Fund.  Pilgrim Baxter & Associates, Ltd. has served as Sub-advisor to the Fund since September 15, 2001.
 ** Prior to September 11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the ASAF Gabelli  Small-Cap  Value Fund
 (formerly,  the ASAF T. Rowe Price Small Company  Value Fund).  GAMCO  Investors,  Inc. has served as  Sub-advisor  to the Fund since
 September 11, 2000.

                                                                       AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                   Ratios of Expenses
                           Supplemental Data                                    to Average Net Assets(2)
               ------------- ------------- --------------             ---------- ------------- ---------------
                                                                                                                    Ratio of Net
                                                                                                                      Investment
                  Net Asset                Net Assets at   Portfolio        Net         After  Before Expense   Income (Loss) to
        Total         Value         Total  End of Period    Turnover  Operating       Expense   Reimbursement        Average Net
 Distribution       End of      Return(1)     (in 000's)        Rate   Expenses  Reimbursement  And Waiver(3)          Assets(2)
 ------------       -------     ---------     ----------        ----   --------                 -------------          ---------
                     Period                                                              And
                     ------                                                              ---
                                                                                    Waiver(3)
                                                                                    ---------

    $    --       $11.67          39.93%       $29,516         106%      1.80%      1.80%          2.27%               (1.28%)
         --         8.34        (24.46%)        22,388         120%      1.80%      1.80%          2.21%               (1.49%)
         --        11.04        (36.18%)        43,941         103%      1.80%      1.80%          2.04%               (1.21%)
     (0.11)        17.30           1.69%        85,342          90%      1.73%      1.73%          1.84%               (0.81%)
         --        17.08          87.80%        54,039          74%      1.70%      1.71%          2.20%               (0.73%)
         --        11.22          39.24%        58,731         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.13        (24.79%)        48,295         120%      2.30%      2.30%          2.72%               (1.98%)
         --        10.81        (36.52%)        80,943         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.02           1.29%       169,925          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.87          86.73%        98,524          74%      2.20%      2.21%          2.69%               (1.24%)
         --        11.33          39.19%        24,850         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.14        (24.77%)        19,674         120%      2.30%      2.30%          2.72%               (1.98%)
         --        10.82        (36.50%)        31,186         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.23%        72,934          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.64%        38,337          74%      2.20%      2.21%          2.73%               (1.25%)
         --        11.32          39.24%        14,301         106%      2.30%      2.30%          2.77%               (1.78%)
         --         8.13        (24.79%)        11,238         120%      2.30%      2.30%          2.73%               (1.98%)
         --        10.81        (36.52%)        17,624         103%      2.30%      2.30%          2.54%               (1.71%)
     (0.11)        17.03           1.17%        33,072          90%      2.23%      2.23%          2.34%               (1.31%)
         --        16.90          86.53%        24,312          74%      2.20%      2.21%          2.82%               (1.21%)

    $    --       $13.02          34.78%       $46,265           7%      1.90%      1.90%          2.17%               (0.74%)
     (0.21)         9.66         (4.37%)        36,088          24%      1.90%      1.90%          2.15%               (0.72%)
     (0.38)        10.29           0.71%        36,357          72%      1.90%      1.90%          2.09%               (0.28%)
     (0.24)        10.58          21.99%        23,156          71%      1.81%      1.81%          2.21%                 0.26%
     (0.03)         8.90           0.86%        10,881          35%      1.75%      1.75%          2.61%                 0.17%
         --        12.67          34.22%        89,931           7%      2.40%      2.40%          2.67%              (1.274%)
     (0.21)         9.44         (4.86%)        77,004          24%      2.40%      2.40%          2.66%               (1.21%)
     (0.38)        10.11           0.13%        69,831          72%      2.40%      2.40%          2.59%               (0.78%)
     (0.24)        10.46          21.45%        41,477          71%      2.31%      2.31%          2.71%               (0.22%)
         --         8.84           0.45%        23,890          35%      2.25%      2.25%          3.13%               (0.35%)
         --        12.66          34.25%        45,826           7%      2.40%      2.40%          2.67%               (1.24%)
     (0.21)         9.43         (4.86%)        36,245          24%      2.40%      2.40%          2.66%               (1.21%)
     (0.38)        10.10           0.13%        32,808          72%      2.40%      2.40%          2.59%               (0.78%)
     (0.24)        10.45          21.34%        20,484          71%      2.31%      2.31%          2.71%               (0.22%)
         --         8.84           0.45%        13,164          35%      2.25%      2.25%          3.13%               (0.34%)
         --        12.68          34.32%        26,699           7%      2.40%      2.40%          2.67%               (1.24%)
     (0.21)         9.44         (4.86%)        22,365          24%      2.40%      2.40%          2.65%               (1.21%)
     (0.38)        10.11           0.03%        22,817          72%      2.40%      2.40%          2.59%               (0.77%)
     (0.24)        10.47          21.57%        18,557          71%      2.31%      2.31%          2.70%               (0.22%)
         --         8.84           0.45%        13,947          35%      2.25%      2.25%          3.12%               (0.31%)

(1)      Total return for Class X shares does not reflect the payment of bonus shares.
(2)      Annualized for periods less than one year.
(3)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period

Financial Highlights
Per Share Data (For a Share Outstanding throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                   Net Asset        Net  Net                                  In Excess
                                                       Value  Investment   Realized  Total from  From Net            of   From Net
                                        Period     Beginning     Income  &           Investment  Investment         Net   Realized
                                        ------
                                       Ended       of Period     (Loss)  Unrealized  Operations     Income   Investment      Gains
                                       -----       ---------     ------              ----------     ------                   -----
                                                                         Gain                                    Income
                                                                         -----                                   ------
                                                                             (Loss)
                                                                             ------
ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND:
=============================================
Class A                               10/03/03        $10.50    $0.13     $1.41          $1.54     $(0.17)         $ --       $ --
                                      10/31/02         11.54     0.19(a)  (1.04) (a)    (0.85)      (0.19)           --         --
                                      10/31/01         13.14     0.21     (1.64)        (1.43)      (0.17)           --         --
                                      10/31/00        12.85      0.23      0.39           0.62      (0.20)           --     (0.13)
                                      10/31/99        10.89      0.19      1.89           2.08      (0.12)           --         --
Class B                               10/31/03        10.47      0.08      1.40           1.48      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.10     0.15     (1.64)        (1.49)      (0.11)           --         --
                                      10/31/00        12.81      0.16      0.39           0.55      (0.13)           --     (0.13)
                                      10/31/99        10.86      0.12      1.88           2.00      (0.05)           --         --
Class C                               10/31/03        10.47      0.08      1.39           1.47      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.10     0.15     (1.64)        (1.49)      (0.11)           --         --
                                      10/31/00        12.80      0.16      0.40           0.56      (0.13)           --     (0.13)
                                      10/31/99        10.87      0.11      1.87           1.98      (0.05)           --         --
Class X                               10/31/03        10.47      0.08      1.39           1.47      (0.11)           --         --
                                      10/31/02        11.50      0.14(a)  (1.03) (a)    (0.89)      (0.14)           --         --
                                      10/31/01         13.09     0.15     (1.63)        (1.48)      (0.11)           --         --
                                      10/31/00        12.80      0.16      0.39           0.55      (0.13)           --     (0.13)
                                      10/31/99        10.85      0.11      1.89           2.00      (0.05)           --         --
ASAF FEDERATED HIGH YIELD BOND FUND:
===================================
Class A                               10/31/03         $6.26    $0.53     $0.98          $1.51      $(0.54)        $ --       $ --
                                      10/31/02          6.96     0.59(b)  (0.69)(b)     (0.10)       (0.60)          --         --
                                      10/31/01          8.02     0.75     (1.06)        (0.31)       (0.75)          --         --
                                      10/31/00         9.13      0.85     (1.11)        (0.26)       (0.85)          --         --
                                      10/31/99         9.38      0.80     (0.25)          0.55       (0.80)          --         --
Class B                               10/31/03          6.25     0.49      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.96     0.55(b)  (0.69)(b)     (0.14)       (0.57)          --         --
                                      10/31/01          8.02     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.11)        (0.31)       (0.80)          --         --
                                      10/31/99         9.39      0.75     (0.26)          0.49       (0.75)          --         --
Class C                               10/31/03          6.26     0.50      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.96     0.55(b)  (0.68)(b)     (0.13)       (0.57)          --         --
                                      10/31/01          8.02     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.11)        (0.31)       (0.80)          --         --
                                      10/31/99         9.38      0.75     (0.25)          0.50       (0.75)          --         --
Class X                               10/31/03          6.25     0.49      0.98           1.48       (0.51)          --         --
                                      10/31/02          6.95     0.55(b)  (0.68)(b)     (0.13)       (0.57)          --         --
                                      10/31/01          8.01     0.71     (1.06)        (0.35)       (0.71)          --         --
                                      10/31/00         9.13      0.80     (1.12)        (0.32)       (0.80)          --         --
                                      10/31/99         9.39      0.75     (0.26)          0.49       (0.75)          --         --
ASAF ALLIANCE GROWTH
AND INCOME FUND*:
===============
Class A                               10/31/03         $9.56     $0.03       $2.24       $2.27         $ --        $ --       $ --
                                      10/31/02         12.23    (0.03)      (2.40)      (2.37)           --          --     (0.30)
                                      10/31/01         13.76        --      (0.94)      (0.94)           --          --     (0.59)
                                      10/31/00        12.33       0.04        1.39        1.43           --          --         --
                                      10/31/99        10.52       0.06        1.80        1.86       (0.01)      (0.04)         --
Class B                               10/31/03          9.41    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.10    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.69    (0.07)      (0.93)      (1.00)           --          --     (0.59)
                                      10/31/00        12.32     (0.02)        1.39        1.37           --          --         --
                                      10/31/99        10.53     (0.01)        1.81        1.80           --      (0.01)         --
Class C                               10/31/03          9.40    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.09    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.67    (0.07)      (0.92)      (0.99)           --          --     (0.59)
                                      10/31/00        12.31     (0.03)        1.39        1.36           --          --         --
                                      10/31/99        10.51     (0.01)        1.82        1.81           --      (0.01)         --
Class X                               10/31/03          9.39    (0.02)        2.19        2.17           --          --         --
                                      10/31/02         12.08    (0.03)      (2.36)      (2.39)           --          --     (0.30)
                                      10/31/01         13.66    (0.06)      (0.93)      (0.99)           --          --     (0.59)
                                      10/31/00        12.30     (0.02)        1.38        1.36           --          --         --
                                      10/31/99        10.52     (0.01)        1.80        1.79           --      (0.01)         --
* Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor  to the ASAF Alliance  Growth and Income Fund  (formerly,  the ASAF
Lord Abbett Growth and Income Fund).  Alliance Capital Management L.P. has served as Sub-advisor to the Fund since May 1, 2000.
 (a) The  reclassification  of  paydown  gains and losses had a (0.01)  per share  effect  for the Fund.  The Ratio of Net  Investment
 Income  (Loss)  would have been 1.64%,  1.14%,  1.14% and 1.14% for Class A, Class B, Class C and Class X,  respectively  without the reclassification  of paydown  gains and losses for the year ended  10/31/02.  Ratios  for prior  periods  have not been  restated  to reflect this change.
 (b) The  adoption of the change in  amortization  method had a (0.01) per share  effect for the Fund.  Without  the  change,  the Net
 Investment  Income  Ratio  would  have been  8.71%,  8.23%,  8.21% and 8.25% for Class A,  Class B,  Class C and Class X without  the reclassification.  Ratios for prior periods have not been restated to reflect this change.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                            Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(1)
                          -------------------------------------  ---------------------------------------

                   Net Asset             Net Assets at  Portfolio        Net  After Expense   Before Expense         Ratio of Net
          Total        Value      Total  End of Period   Turnover  Operating  Reimbursement    Reimbursement           Investment
  Distributions      End of   Return(1)     (in 000's)       Rate   Expenses  And Waiver(2)     And Waiver(2)    Income (Loss) to
  -------------      -------  ---------     ----------       ----   --------  -------------     -------------
                      Period                                                                                         Average Net
                      ------                                                                                         -----------
                                                                                                                        Assets(1)
                                                                                                                        ---------

      $(0.17)         11.87      14.79%       $31,493       129%      1.65%            1.65%           2.01%           1.25%
       (0.19)         10.50     (7.46%)        29,785       119%      1.65%            1.65%           1.96%           1.71%(a)
       (0.17)         11.54    (10.96%)        37,523       122%      1.65%            1.65%           1.91%           1.71%
       (0.33)         13.14       4.87%        38,001       119%      1.64%            1.64%           1.91%           1.71%
       (0.12)         12.85      19.10%        24,443       104%      1.60%            1.60%           2.15%           1.44%
       (0.11)         11.84      14.25%        69,656       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.87%)        67,109       119%      2.15%            2.15%           2.46%           1.21%(a)
       (0.11)         11.50    (11.44%)        86,075       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.10       4.27%        93,323       119%      2.14%            2.14%           2.42%           1.21%
       (0.05)         12.81      18.46%        65,933       104%      2.10%            2.10%           2.67%           0.94%
       (0.11)         11.83      14.16%        23,359       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.87%)        22,188       119%      2.15%            2.15%           2.45%           1.21%(a)
       (0.11)         11.50    (11.44%)        32,294       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.10       4.35%        36,859       119%      2.14%            2.14%           2.42%           1.21%
       (0.05)         12.80      18.26%        20,769       104%      2.10%            2.10%           2.67%           0.92%
       (0.11)         11.83      14.26%        16,254       129%      2.15%            2.15%           2.51%           0.75%
       (0.14)         10.47     (7.96%)        16,048       119%      2.15%            2.15%           2.46%           1.21%(a)
       (0.11)         11.50    (11.38%)        21,106       122%      2.15%            2.15%           2.41%           1.22%
       (0.26)         13.09       4.27%        23,269       119%      2.14%            2.14%           2.42%           1.20%
       (0.05)         12.80      18.48%        19,258       104%      2.10%            2.10%           2.67%           0.88%

      $(0.54)         $7.23      24.96%       $36,377        48%      1.50%            1.50%            1.68%          7.63%
       (0.60)          6.26     (1.75%)        23,613        35%      1.50%            1.50%            1.74%          8.58%(b)
       (0.75)          6.96     (4.10%)        26,426        31%      1.50%            1.50%            1.82%          9.77%
       (0.85)          8.02     (3.20%)        16,581        20%      1.50%            1.50%            1.78%          9.68%
       (0.80)          9.13       5.70%        16,079        18%      1.50%            1.50%            1.81%          8.26%
       (0.51)          7.22      24.37%       127,974        48%      2.00%            2.00%            2.18%          7.19%
       (0.57)          6.25     (2.39%)        83,293        35%      2.00%            2.00%            2.23%          8.10%(b)
       (0.71)          6.96     (4.58%)        80,038        31%      2.00%            2.00%            2.33%          9.40%
       (0.80)          8.02     (3.68%)        73,413        20%      2.00%            2.00%            2.27%          9.14%
       (0.75)          9.13       5.05%        68,160        18%      2.00%            2.00%            2.31%          7.73%
       (0.51)          7.23      24.34%        37,091        48%      2.00%            2.00%            2.18%          7.19%
       (0.57)          6.26     (2.24%)        22,882        35%      2.00%            2.00%            2.23%          8.08%(b)
       (0.71)          6.96     (4.58%)        16,599        31%      2.00%            2.00%            2.33%          9.33%
       (0.80)          8.02     (3.68%)        12,637        20%      2.00%            2.00%            2.27%          9.14%
       (0.75)          9.13       5.05%        13,205        18%      2.00%            2.00%            2.32%          7.74%
       (0.51)          7.22      24.20%        15,306        48%      2.00%            2.00%            2.18%          7.24%
       (0.57)          6.25     (2.25%)        12,882        35%      2.00%            2.00%            2.24%          8.12%(b)
       (0.71)          6.95     (4.59%)        14,777        31%      2.00%            2.00%            2.34%          9.46%
       (0.80)          8.01     (3.80%)        16,953        20%      2.00%            2.00%            2.28%          9.16%
       (0.75)          9.13       5.06%        19,893        18%      2.00%            2.00%            2.32%          7.76%

     $     --        $11.83      23.74%       $55,064        60%     1.65%            1.65%          2.09%             0.32%
       (0.30)          9.56    (19.99%)        47,611        88%     1.65%            1.65%          2.04%             0.25%
       (0.59)         12.23     (7.16%)        66,446       128%     1.65%            1.65%          1.94%           (0.01%)
           --         13.76      11.60%        49,218       135%     1.62%            1.73%          2.09%             0.31%
       (0.05)         12.33      17.72%        28,123        47%     1.60%            1.63%          2.21%             0.39%
           --         11.58      23.06%       116,211        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.41    (20.37%)       106,401        88%     2.15%            2.15%          2.54%           (0.25%)
       (0.59)         12.10     (7.65%)       152,314       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.69      11.12%       110,793       135%     2.12%            2.23%          2.59%           (0.19%)
       (0.01)         12.32      17.05%        66,009        47%     2.10%            2.13%          2.71%           (0.13%)
           --         11.57      23.09%        53,779        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.40    (20.39%)        50,779        88%     2.15%            2.15%          2.54%           (0.25%)
       (0.59)         12.09     (7.59%)        64,103       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.67      11.05%        47,592       135%     2.12%            2.23%          2.59%           (0.20%)
       (0.01)         12.31      17.18%        23,210        47%     2.10%            2.13%          2.72%           (0.12%)
           --         11.56      23.11%        28,840        60%     2.15%            2.15%          2.59%           (0.17%)
       (0.30)          9.39    (20.41%)        25,972        88%     2.15%            2.15%          2.54%           (0.24%)
       (0.59)         12.08     (7.60%)        36,297       128%     2.15%            2.15%          2.44%           (0.51%)
           --         13.66      11.06%        33,141       135%     2.12%            2.23%          2.60%           (0.18%)
       (0.01)         12.30      16.97%        24,369        47%     2.10%            2.13%          2.72%           (0.08%)
(1)      Total return for Class X shares does not reflect the payment of bonus shares.
(2)      Annualized for periods less than one year.
(3)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding
throughout each period)

                                                             Increase (Decrease) from
                                                              Investment Operations                                Less Distributions
                                                     --------------------------------------------         -----------------------------------

                                                   Net Asset        Net                                       In Excess
                                                       Value  Investment Net         Total from     From Net          of      From Net
                                       Period      Beginning     Income    Realized  Investment   Investment  Net             Realized
                                       Ended       of Period     (Loss)  &           Operations       Income  Investment         Gains
                                       -----       ---------     ------              ----------       ------                     -----
                                                                         Unrealized                               Income
                                                                                                                  ------
                                                                         Gain
                                                                         ----
                                                                             (Loss)
                                                                             ------
ASAF WILLIAM BLAIR
INTERNATIONAL GROWTH FUND*:
==========================
Class A                               10/31/03         $8.21   $(0.04)       $2.55       $2.51         $ --        $ --         $ --
                                      10/31/02          9.90        -+      (1.69)      (1.69)           --          --           --
                                      10/31/01         17.27    (0.13)      (6.67)      (6.80)       (0.57)          --           --
                                      10/31/00        14.06     (0.08)        3.29        3.21           --          --           --
                                      10/31/99        10.55     (0.09)        3.60        3.51           --          --           --
Class B                               10/31/03          8.06    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.77    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.03    (0.17)      (6.62)      (6.79)       (0.47)          --           --
                                      10/31/00        13.94     (0.17)        3.26        3.09           --          --           --
                                      10/31/99        10.51     (0.15)        3.58        3.43           --          --           --
Class C                               10/31/03          8.08    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.79    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.06    (0.18)      (6.62)      (6.80)       (0.47)          --           --
                                      10/31/00        13.96     (0.17)        3.27        3.10           --          --           --
                                      10/31/99        10.52     (0.15)        3.59        3.44           --          --           --
Class X                               10/31/03          8.06    (0.08)        2.50        2.42           --          --           --
                                      10/31/02          9.77    (0.05)      (1.66)      (1.71)           --          --           --
                                      10/31/01         17.03    (0.15)      (6.64)      (6.79)       (0.47)          --           --
                                      10/31/00        13.93     (0.18)        3.28        3.10           --          --           --
                                      10/31/99        10.50     (0.14)        3.57        3.43           --          --           --
ASAF MARSICO
CAPITAL GROWTH FUND:
===================-
Class A                               10/31/03        $10.68   $(0.11)       $2.47       $2.36         $ --        $ --         $ --
                                      10/31/02         11.16    (0.12)      (0.36)      (0.48)           --          --           --
                                      10/31/01         15.96    (0.10)      (4.70)      (4.80)           --          --           --
                                      10/31/00        14.58     (0.10)        1.48        1.38           --          --           --
                                      10/31/99        10.13     (0.09)        4.55        4.46           --      (0.01)           --
Class B                               10/31/03         10.46    (0.16)        2.42        2.26           --          --           --
                                      10/31/02         10.99    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.80    (0.17)      (4.64)      (4.81)           --          --           --
                                      10/31/00        14.51     (0.19)        1.48        1.29           --          --           --
                                      10/31/99        10.12     (0.16)        4.55        4.39           --          --           --
Class C                               10/31/03         10.45    (0.16)        2.41        2.25           --          --           --
                                      10/31/02         10.98    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.78    (0.17)      (4.63)      (4.80)           --          --           --
                                      10/31/00        14.49     (0.18)        1.47        1.29           --          --           --
                                      10/31/99        10.11     (0.16)        4.54        4.38           --          --           --
Class X                               10/31/03         10.44    (0.16)        2.41        2.25           --          --           --
                                      10/31/02         10.97    (0.17)      (0.36)      (0.53)           --          --           --
                                      10/31/01         15.77    (0.17)      (4.63)      (4.80)           --          --           --
                                      10/31/00        14.48     (0.19)        1.48        1.29           --          --           --
                                      10/31/99        10.11     (0.15)        4.52        4.37           --          --           --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
==================
Class A                               10/31/03        $13.08   $(0.09)       $3.80       $3.71      $    --    $     --     $     --
                                      10/31/02         13.35    (0.07)      (0.09)      (0.16)           --          --       (0.11)
                                      10/31/01         14.65    (0.03)      (1.19)      (1.22)           --          --       (0.08)
                                      10/31/00        11.42     (0.05)        3.50        3.45           --          --       (0.22)
                                      10/31/99        10.23       0.03        1.19        1.22           --      (0.03)           --
Class B                               10/31/03         12.83    (0.16)        3.73        3.57           --          --           --
                                      10/31/02         13.17    (0.14)      (0.09)      (0.23)           --          --       (0.11)
                                      10/31/01         14.53    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.38     (0.11)        3.48        3.37           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)           --
Class C                               10/31/03         12.84    (0.16)        3.72        3.56           --          --           --
                                      10/31/02         13.17    (0.14)      (0.08)      (0.22)           --          --       (0.11)
                                      10/31/01         14.53    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.38     (0.11)        3.48        3.37           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.22        1.17           --      (0.01)           --
Class X                               10/31/03         12.81    (0.16)        3.72        3.56           --          --           --
                                      10/31/02         13.14    (0.14)      (0.08)      (0.22)           --          --       (0.11)
                                      10/31/01         14.50    (0.11)      (1.17)      (1.28)           --          --       (0.08)
                                      10/31/00        11.36     (0.11)        3.47        3.36           --          --       (0.22)
                                      10/31/99        10.22     (0.05)        1.20        1.15           --      (0.01)           --
* Prior to November 11, 2002, Janus Capital  Management LLC served as Sub-advisor to the ASAF William Blair  International  Growth Fund
(formerly,  the ASAF Janus Overseas Growth Fund).  William Blair & Company,  L.L.C has served as Sub-advisor to the Fund since November
11, 2002.
+Amount represents less than a penny per share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(2)
                          -------------------------------------  -----------------------------------------

                 Net Asset
                     Value                Net Assets   Portfolio          Net   After Expense         Before          Ratio of Net
          Total  End of          Total            at    Turnover    Operating   Reimbursement        Expense            Investment
  Distributions     Period   Return(1)        End of        Rate     Expenses   And Waiver(3)  Reimbursement      Income (Loss) to
  -------------     ------   ---------                      ----     --------   -------------
                                              Period                                            And Waiver(3)         Average Net
                                                                                                -------------         -----------
                                          (in 000's)                                                                     Assets(2)
                                          ----------                                                                     ---------

      $     --     $10.72      30.57%       $31,741        126%       2.10%         2.10%           2.36%           (0.41%)
            --       8.21    (17.07%)        31,546         56%       2.10%         2.10%           2.37%             0.03%
        (0.57)       9.90    (40.46%)        57,798         69%       2.06%         2.06%           2.16%           (0.64%)
            --      17.27      22.92%       146,865         72%       1.91%         1.93%           2.03%           (0.39%)
            --      14.06      33.18%        61,082         71%       2.10%         2.12%           2.47%           (0.70%)
            --      10.48      30.02%        68,265        126%       2.60%         2.60%           2.86%           (0.95%)
            --       8.06    (17.50%)        65,261         56%       2.60%         2.60%           2.88%           (0.47%)
        (0.47)       9.77    (40.78%)       106,979         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.03      22.25%       234,154         72%       2.41%         2.43%           2.53%           (0.87%)
            --      13.94      32.54%       105,965         71%       2.60%         2.62%           2.97%           (1.22%)
            --      10.50      29.95%        34,245        126%       2.60%         2.60%           2.86%           (0.94%)
            --       8.08    (17.47%)        32,443         56%       2.60%         2.60%           2.88%           (0.48%)
        (0.47)       9.79    (40.76%)        56,063         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.06      22.29%       132,594         72%       2.41%         2.43%           2.53%           (0.86%)
            --      13.96      32.60%        54,101         71%       2.60%         2.62%           2.97%           (1.21%)
            --      10.48      30.02%        20,508        126%       2.60%         2.60%           2.86%           (0.95%)
            --       8.06    (17.50%)        17,976         56%       2.60%         2.60%           2.88%           (0.48%)
        (0.47)       9.77    (40.79%)        27,923         69%       2.56%         2.56%           2.66%           (1.13%)
            --      17.03      22.34%        54,487         72%       2.41%         2.42%           2.53%           (0.90%)
            --      13.93      32.57%        34,002         71%       2.60%         2.62%           2.98%           (1.19%)

      $     --     $13.04      22.44%      $148,052         81%       1.80%         1.80%           2.01%           (1.02%)
                    10.68     (4.57%)       124,022        103%       1.80%         1.80%           2.00%           (1.01%)
            --      11.16    (30.03%)       149,093        133%       1.80%         1.80%           1.94%           (0.76%)
            --      15.96       9.47%       232,611        108%       1.78%         1.78%           1.87%           (0.61%)
        (0.01)      14.58      44.18%       103,196        105%       1.75%         1.76%           2.03%           (0.69%)
            --      12.72      21.96%       320,738         81%       2.30%         2.30%           2.51%           (1.53%)
            --      10.46     (5.10%)       282,066        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.99    (30.44%)       331,904        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.80       8.89%       534,179        108%       2.27%         2.28%           2.36%           (1.11%)
            --      14.51      43.52%       285,342        105%       2.25%         2.26%           2.53%           (1.20%)
            --      12.70      21.88%       178,255         81%       2.30%         2.30%           2.51%           (1.52%)
            --      10.45     (5.10%)       144,397        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.98    (30.37%)       156,021        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.78       8.90%       249,913        108%       2.26%         2.28%           2.36%           (1.11%)
            --      14.49      43.32%       125,796        105%       2.25%         2.26%           2.53%           (1.19%)
            --      12.69      21.90%        53,036         81%       2.30%         2.30%           2.51%           (1.52%)
            --      10.44     (5.10%)        45,557        103%       2.30%         2.30%           2.50%           (1.51%)
            --      10.97    (30.39%)        51,745        133%       2.30%         2.30%           2.44%           (1.26%)
            --      15.77       8.83%        79,187        108%       2.27%         2.28%           2.36%           (1.11%)
            --      14.48      43.47%        49,980        105%       2.25%         2.26%           2.53%           (1.18%)

      $     --     $16.79      28.36%       $51,801         61%       1.85%         1.85%          2.01%            (0.66%)
        (0.11)      13.08     (1.31%)        43,346        109%       1.85%         1.85%          1.99%            (0.49%)
        (0.08)      13.35     (8.39%)        43,595        219%       1.85%         1.85%          1.91%            (0.24%)
        (0.22)      14.65      30.46%        27,571        196%       1.79%         1.87%          2.11%            (0.37%)
        (0.03)      11.42      12.06%         8,561        126%       1.75%         1.85%          2.76%              0.06%
            --      16.40      27.83%       102,711         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.83     (1.86%)        94,735        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.17     (8.87%)        96,608        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.53      29.86%        57,561        196%       2.29%         2.37%          2.62%            (0.85%)
        (0.01)      11.38      11.57%        21,560        126%       2.25%         2.35%          3.29%            (0.44%)
            --      16.40      27.73%        42,700         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.84     (1.78%)        36,403        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.17     (8.87%)        34,719        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.53      29.86%        22,114        196%       2.29%         2.36%          2.62%            (0.85%)
        (0.01)      11.38      11.57%         7,731        126%       2.25%         2.35%          3.32%            (0.45%)
            --      16.37      27.79%        19,791         61%       2.35%         2.35%          2.52%            (1.16%)
        (0.11)      12.81     (1.79%)        17,141        109%       2.35%         2.35%          2.49%            (0.99%)
        (0.08)      13.14     (8.89%)        15,781        219%       2.35%         2.35%          2.41%            (0.73%)
        (0.22)      14.50      29.83%        10,565        196%       2.29%         2.36%          2.62%            (0.84%)
        (0.01)      11.36      11.38%         4,608        126%       2.25%         2.35%          3.35%            (0.46%)
(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2)  Annualized for periods less than one year.
(3) Prior to 2001,  figures include  commissions  received by the Distributor  under the  Supplemental  Plans, as described above under
"How to Buy Shares -      Distribution Plans."
 Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                   Net Asset        Net  Net                                 In Excess of
                                                       Value  Investment   Realized  Total from  From Net             Net      From Net
                                       Period      Beginning     Income  &           Investment  Investment    Investment      Realized
                                       Ended       Of Period     (Loss)  Unrealized  Operations      Income        Income         Gains
                                       -----       ---------     ------              ----------      ------        ------         -----
                                                                         Gain
                                                                         ----
                                                                             (Loss)
                                                                             ------
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND*
======================
Class A                               10/31/03         $6.95     $0.03       $1.34       $1.37     --                 --          --
                                      10/31/02          8.15      0.02      (1.22)      (1.20)     --                 --          --
                                      10/31/01         10.24      0.02      (2.10)      (2.08)      --+               --      (0.01)
                                                      10.00       0.03        0.21        0.24     --                 --          --
                                     10/31/00(1)
Class B                               10/31/03          6.85    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.08    (0.02)      (1.21)      (1.23)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.09)      (2.11)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
Class C                               10/31/03          6.85    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.08    (0.02)      (1.21)      (1.23)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.09)      (2.11)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
Class X                               10/31/03          6.84    (0.01)        1.32        1.31     --                 --          --
                                      10/31/02          8.06    (0.02)      (1.20)      (1.22)     --                 --          --
                                      10/31/01         10.20    (0.02)      (2.11)      (2.13)     --                 --      (0.01)
                                                      10.00     (0.03)        0.23        0.20     --                 --          --
                                     10/31/00(1)
ASAF MFS GROWTH
WITH INCOME FUND:
================
Class A                               10/31/03         $6.89   $(0.01)       $0.92       $0.91  $      --      $      --     $    --
                                      10/31/02          8.19    (0.02)      (1.28)      (1.30)     --                 --          --
                                      10/31/01         10.73    (0.03)      (2.51)      (2.54)     --                 --          --
                                                      10.00     (0.03)        0.76        0.73     --                 --          --
                                     10/31/00(1)
Class B                               10/31/03          6.80    (0.05)        0.90        0.85     --                 --          --
                                      10/31/02          8.12    (0.06)      (1.26)      (1.32)     --                 --          --
                                      10/31/01         10.68    (0.07)      (2.49)      (2.56)     --                 --          --
                                                      10.00     (0.07)        0.75        0.68     --                 --          --
                                     10/31/00(1)
Class C                               10/31/03          6.79    (0.05)        0.91        0.86     --                 --          --
                                      10/31/02          8.11    (0.06)      (1.26)      (1.32)     --                 --          --
                                      10/31/01         10.67    (0.07)      (2.49)      (2.56)     --                 --          --
                                                      10.00     (0.08)        0.75        0.67     --                 --          --
                                     10/31/00(1)
Class X                               10/31/03          6.79    (0.05)        0.90        0.85     --                 --          --
                                      10/31/02          8.12    (0.06)      (1.27)      (1.33)     --                 --          --
                                      10/31/01         10.69    (0.07)      (2.50)      (2.57)     --                 --          --
                                                      10.00     (0.08)        0.77        0.69     --                 --          --
                                     10/31/00(1)
ASAF DeAM SMALL-CAP
GROWTH FUND**:
===========
Class A                               10/31/03         $3.51   $(0.04)       $1.59       $1.55  $       --       $    --     $    --
                                      10/31/02          4.59    (0.06)      (1.02)      (1.08)     --                 --          --
                                      10/31/01          8.08    (0.07)      (3.42)      (3.49)     --                 --          --
                                                      10.00     (0.06)      (1.86)      (1.92)     --                 --          --
                                     10/31/00(2)
Class B                               10/31/03          3.46    (0.06)        1.56        1.50     --                 --          --
                                      10/31/02          4.54    (0.08)      (1.00)      (1.08)     --                 --          --
                                      10/31/01          8.04    (0.10)      (3.40)      (3.50)     --                 --          --
                                                      10.00     (0.10)      (1.86)      (1.96)     --                 --          --
                                     10/31/00(2)
Class C                               10/31/03          3.46    (0.06)        1.57        1.51     --                 --          --
                                      10/31/02          4.55    (0.08)      (1.01)      (1.09)     --                 --          --
                                      10/31/01          8.04    (0.10)      (3.39)      (3.49)     --                 --          --
                                                      10.00     (0.10)      (1.86)      (1.96)     --                 --          --
                                     10/31/00(2)
Class X                               10/31/03          3.47    (0.06)        1.56        1.50     --                 --          --
                                      10/31/02          4.55    (0.08)      (1.00)      (1.08)     --                 --          --
                                      10/31/01          8.05    (0.10)      (3.40)      (3.50)     --                 --          --
                                                      10.00     (0.10)      (1.85)      (1.95)     --                 --          --
                                     10/31/00(2)
* Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor to the ASAF Sanford  Bernstein  Managed Index 500 Fund (formerly, the ASAF Bankers Trust Managed Index 500 Fund).  Sanford C. Bernstein & Co. has served as Sub-advisor to the Fund since May 1, 2000.
** Prior to December 10,  2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  to the ASAF DeAM  Small-Cap  Growth Fund
(formerly,  the ASAF Scudder  Small-Cap  Growth Fund).  Deutsche Asset  Management  Inc. has served as Sub-advisor  since December 10,
2001.
+Amount represents less than a penny per share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                     Ratio of Net
                                                                                                                       Investment
                     Net Asset                   Net Assets  Portfolio        Net  After Expense  Before Expense    Income (Loss)
           Total         Value          Total            at   Turnover  Operating  Reimbursement   Reimbursement               to
   Distributions       End of       Return(3)        End of       Rate   Expenses  And Waiver(5)   And Waiver(5)      Average Net
   -------------       -------      ---------                     ----   --------  -------------   -------------
                        Period                       Period                                                             Assets(4)
                        ------                                                                                          ---------
                                                 (in 000's)
                                                 ---------

        $    --        $8.32          19.71%     $31,579          39%      1.50%          1.50%           1.84%           0.40%
             --         6.95        (14.72%)      26,122          19%      1.50%          1.50%           1.83%         (0.30%)
         (0.01)         8.15        (20.36%)      24,163          30%      1.50%          1.50%           1.86%           0.24%
             --        10.24           2.40%      19,437         107%      1.50%          1.54%           2.00%           0.30%
             --         8.16          19.12%      77,502          39%      2.00%          2.00%           2.34%         (0.10%)
             --         6.85        (15.22%)      64,146          19%      2.00%          2.00%           2.33%         (0.20%)
         (0.01)         8.08        (20.74%)      53,206          30%      2.00%          2.00%           2.36%         (0.27%)
             --        10.20           2.00%      34,025         107%      2.00%          2.04%           2.53%         (0.25%)
             --         8.16          19.12%      36,069          39%      2.00%          2.00%           2.35%         (0.09%)
             --         6.85        (15.22%)      31,253          19%      2.00%          2.00%           2.33%         (0.20%)
         (0.01)         8.08        (20.74%)      30,585          30%      2.00%          2.00%           2.35%         (0.26%)
             --        10.20           2.00%      25,239         107%      2.00%          2.04%           2.56%         (0.25%)
             --         8.15          19.15%       7,459          39%      2.00%          2.00%           2.35%         (0.09%)
             --         6.84        (15.14%)       6,964          19%      2.00%          2.00%           2.33%         (0.21%)
         (0.01)         8.06        (20.94%)       5,918          30%      2.00%          2.00%           2.36%         (0.26%)
             --        10.20           2.00%       4,959         107%      2.00%          2.04%           2.50%         (0.25%)

        $    --        $7.80          13.21%      $9,764          79%      1.80%          1.80%           2.48%         (0.15%)
             --         6.89        (15.87%)       9,978          88%      1.80%          1.80%           2.43%         (0.30%)
             --         8.19        (23.67%)      11,312          64%      1.80%          1.80%           2.43%         (0.27%)
             --        10.73           7.30%       7,301          65%      1.80%          1.80%           2.54%         (0.29%)
             --         7.65          12.50%      18,875          79%      2.30%          2.30%           2.98%         (0.65%)
             --         6.80        (16.26%)      17,075          88%      2.30%          2.30%           2.92%         (0.80%)
             --         8.12        (23.97%)      20,584          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.68           6.80%      16,156          65%      2.30%          2.30%           3.17%         (0.72%)
             --         7.65          12.67%       7,909          79%      2.30%          2.30%           2.98%         (0.65%)
             --         6.79        (16.28%)       7,592          88%      2.30%          2.30%           2.92%         (0.80%)
             --         8.11        (23.99%)       9,084          64%      2.30%          2.30%           2.93%         (0.77%)
             --        10.67           6.70%       6,681          65%      2.30%          2.30%           3.06%         (0.76%)
             --         7.64          12.52%       2,935          79%      2.30%          2.30%           2.98%         (0.64%)
             --         6.79        (16.38%)       2,817          88%      2.30%          2.30%           2.92%         (0.81%)
             --         8.12        (24.04%)       4,153          64%      2.30%          2.30%           2.91%         (0.77%)
             --        10.69           6.90%       3,487          65%      2.30%          2.30%           3.06%         (0.76%)

        $    --        $5.06          44.16%     $15,297         203%      1.90%          1.90%           2.60%         (1.05%)
             --         3.51        (23.53%)      10,499         309%      1.86%          1.86%           2.64%         (1.29%)
             --         4.59        (43.19%)      17,736         110%      1.80%          1.80%           2.65%         (1.24%)
             --         8.08        (19.20%)      17,172          61%      1.80%          1.80%           2.43%         (0.72%)
             --         4.96          43.35%      22,010         203%      2.40%          2.40%           3.11%         (.156%)
             --         3.46        (23.79%)      16,513         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.54        (43.53%)      22,969         110%      2.30%          2.30%           3.13%         (1.75%)
             --         8.04        (19.60%)      27,872          61%      2.30%          2.30%           2.94%         (1.25%)
             --         4.97          43.64%      11,580         203%      2.40%          2.40%           3.11%         (1.55%)
             --         3.46        (23.96%)       8,054         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.55        (43.41%)      10,968         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.04        (19.60%)      14,676          61%      2.30%          2.30%           2.94%         (1.24%)
             --         4.97          43.23%       4,087         203%      2.40%          2.40%           3.11%         (1.55%)
             --         3.47        (23.74%)       2,995         309%      2.36%          2.36%           3.15%         (1.78%)
             --         4.55        (43.48%)       3,875         110%      2.30%          2.30%           3.13%         (1.76%)
             --         8.05        (19.50%)       4,499          61%      2.30%          2.30%           2.93%         (1.23%)
(1)      Commenced operations on November 1, 1999.
(2)      Commenced operations on March 1, 2000.
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year.
(5)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                 Net Asset    Net        Net                                 In Excess of
                                                 Value        Investment Realized    Total from  From Net             Net       From Net
                                       Period    Beginning    Income     &           Investment  Investment    Investment       Realized
                                       Ended     of Period    (Loss)     Unrealized  Operations  Income            Income          Gains
                                       -----     ---------    ------                 ----------  ------            ------          -----
                                                                         Gain
                                                                         ----
                                                                         (Loss)
ASAF INVESCO
TECHNOLOGY FUND:
===============-
Class A                               10/31/03         $1.97   $(0.04)       $0.86       $0.82         $ --         $ --         $ --
                                      10/31/02          3.18    (0.05)      (1.16)      (1.21)           --           --           --
                                      10/31/01          9.27    (0.05)      (6.03)      (6.08)       (0.01)           --           --+
                                                      10.00         --      (0.73)      (0.73)           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          1.93    (0.05)        0.84        0.79           --           --           --
                                      10/31/02          3.13    (0.07)      (1.13)      (1.20)           --           --           --
                                      10/31/01          9.25    (0.08)      (6.04)      (6.12)           --           --           --+
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          1.94    (0.05)        0.84        0.79           --           --           --
                                      10/31/02          3.14    (0.06)      (1.14)      (1.20)           --           --           --
                                      10/31/01          9.26    (0.08)      (6.04)      (6.12)           --           --           --+
                                                      10.00         --      (0.74)      (0.74)           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          1.94    (0.05)        0.85        0.80           --           --           --
                                      10/31/02          3.14    (0.07)      (1.13)      (1.20)           --           --           --
                                      10/31/01          9.25    (0.08)      (6.03)      (6.11)           --           --           --+
                                                      10.00         --      (0.75)      (0.75)           --           --           --
                                     10/31/00(1)
ASAF GOLDMAN SACHS
MID-CAP GROWTH FUND*:
====================-
Class A                               10/31/03         $3.09   $(0.04)       $0.84       $0.80         $ --         $ --         $ --
                                      10/31/02          4.04    (0.05)      (0.90)      (0.95)           --           --           --
                                      10/31/01         10.01    (0.06)      (5.90)      (5.96)       (0.01)           --           --
                                                      10.00       0.02      (0.01)        0.01           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          3.06    (0.06)        0.84        0.78           --           --           --
                                      10/31/02          4.03    (0.07)      (0.90)      (0.97)           --           --           --
                                      10/31/01         10.00    (0.09)      (5.88)      (5.97)          --+           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          3.06    (0.06)        0.83        0.77           --           --           --
                                      10/31/02          4.03    (0.07)      (0.90)      (0.97)           --           --           --
                                      10/31/01         10.01    (0.09)      (5.89)      (5.98)          --+           --           --
                                                      10.00       0.01          --        0.01           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          3.06    (0.06)        0.83        0.77           --           --           --
                                      10/31/02          4.02    (0.07)      (0.89)      (0.96)           --           --           --
                                      10/31/01         10.00    (0.09)      (5.89)      (5.98)          --+           --           --
                                                      10.00       0.01      (0.01)          --           --           --           --
                                     10/31/00(1)
ASAF PROFUND
MANAGED OTC FUND**:
================
Class A                               10/31/03         $1.61   $(0.03)       $0.87       $0.84     $     --     $     --     $     --
                                      10/31/02          2.53    (0.04)      (0.88)      (0.92)           --           --           --
                                      10/31/01          8.22    (0.05)      (5.64)      (5.69)           --           --           --
                                                      10.00     (0.01)      (1.77)      (1.78)           --           --           --
                                     10/31/00(1)
Class B                               10/31/03          1.60    (0.04)        0.87        0.83           --           --           --
                                      10/31/02          2.52    (0.05)      (0.87)      (0.92)           --           --           --
                                      10/31/01          8.22    (0.07)      (5.63)      (5.70)           --           --           --
                                                      10.00     (0.02)      (1.76)      (1.78)           --           --           --
                                     10/31/00(1)
Class C                               10/31/03          1.60    (0.04)        0.86        0.82           --           --           --
                                      10/31/02          2.51    (0.05)      (0.86)      (0.91)           --           --           --
                                      10/31/01          8.21    (0.07)      (5.63)      (5.70)           --           --           --
                                                      10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
Class X                               10/31/03          1.60    (0.04)        0.87        0.83           --           --           --
                                      10/31/02          2.52    (0.05)      (0.87)      (0.92)           --           --           --
                                      10/31/01          8.21    (0.07)      (5.62)      (5.69)           --           --           --
                                                      10.00     (0.02)      (1.77)      (1.79)           --           --           --
                                     10/31/00(1)
ASAF INVESCO
HEALTH SCIENCES FUND:
====================-
Class A                               10/31/03         $9.40   $(0.09)       $1.21       $1.12     $     --     $     --     $     --
                                                       11.35    (0.12)      (1.83)      (1.95)           --           --           --
                                     10/31/02
                                                       10.00    (0.08)        1.43        1.35           --           --           --
                                     10/31/01(2)
Class B                               10/31/03         9.31      (0.14)       1.21        1.07           --           --           --
                                      10/31/02         11.31    (0.18)      (1.82)      (2.00)           --           --           --
                                                       10.00    (0.11)        1.42        1.31           --           --           --
                                     10/31/01(2)
Class C                               10/31/03          9.34    (0.14)        1.20        1.06           --           --           --
                                      10/31/02         11.33    (0.18)      (1.81)      (1.99)           --           --           --
                                                       10.00    (0.12)        1.45        1.33           --           --           --
                                     10/31/01(2)
Class X                               10/31/03          9.34    (0.14)        1.20        1.06           --           --           --
                                      10/31/02         11.33    (0.18)      (1.81)      (1.99)           --           --           --
                                                       10.00    (0.11)        1.44        1.33           --           --           --
                                     10/31/01(2)
* Prior to November 11, 2002,  Janus Capital  Management  LLC served as  Sub-advisor  to the ASAF Goldman  Sachs  Mid-Cap  Growth Fund
(formerly,  the ASAF Janus Mid-Cap Growth Fund).  Goldman Sachs Asset  Management has served as Sub-advisor to the Fund since November
11, 2002.
** Prior to March 1, 2001,  Rydex Global  Advisors  served as Sub-advisor  to the ASAF ProFund  Managed OTC Fund  (formerly,  the ASAF
Rydex Managed OTC Fund). ProFund Advisors LLC has served as Sub-advisor to the Fund since March 1, 2001.
+Amount represents less than a penny a share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                      Ratio of Net
                                                                                                                        Investment
                    Net Asset                 Net Assets   Portfolio         Net  After Expense  Before Expense   Income (Loss) to
            Total  Value End          Total           at    Turnover   Operating  Reimbursement   Reimbursement        Average Net
                            -
    Distributions   of Period     Return(3)       End of        Rate    Expenses  And Waiver(5)   And Waiver(5)          Assets(4)
    -------------   ---------     ---------                     ----    --------  -------------   -------------          --------
                                                  Period
                                              (in 000's)
                                              ----------

        $    --      $2.79        41.62%       $7,452         89%       1.90%           1.90%          3.27%             (1.59%)
             --       1.97      (38.05%)        4,773         91%       1.90%           1.90%          3.03%             (1.74%)
         (0.01)       3.18      (65.64%)        7,989         74%       1.90%           1.90%          2.90%             (1.21%)
             --       9.27       (7.30%)        4,910          4%       1.90%           1.90%          2.65%               0.19%
             --       2.72        40.93%        9,694         89%       2.40%           2.40%          3.77%             (2.10%)
             --       1.93      (38.34%)        6,036         91%       2.40%           2.40%          3.52%             (2.25%)
             --       3.13      (66.16%)       10,259         74%       2.40%           2.40%          3.30%             (1.67%)
             --       9.25       (7.50%)       11,811          4%       2.40%           2.40%          3.02%             (0.36%)
             --       2.73        40.72%        6,651         89%       2.40%           2.40%          3.77%             (2.09%)
             --       1.94      (38.22%)        4,559         91%       2.40%           2.40%          3.54%             (2.25%)
             --       3.14      (66.09%)        6,939         74%       2.40%           2.40%          3.31%             (1.68%)
             --       9.26       (7.40%)        7,384          4%       2.40%           2.40%          3.05%             (0.30%)
             --       2.74        41.24%        1,624         89%       2.40%           2.40%          3.78%             (2.10%)
             --       1.94      (38.22%)        1,013         91%       2.40%           2.40%          3.51%             (2.26%)
             --       3.14      (66.05%)        1,830         74%       2.40%           2.40%          3.44%             (1.71%)
             --       9.25       (7.50%)        1,003          4%       2.40%           2.40%          3.16%             (0.33%)

        $    --      $3.89        25.89%       $8,839        132%       1.90%           1.90%          3.05%             (1.34%)
             --       3.09      (23.51%)        5,765         89%       1.90%           1.90%          3.17%             (1.38%)
         (0.01)       4.04      (59.56%)        6,012        188%       1.90%           1.90%          2.95%             (1.13%)
             --      10.01         0.10%        3,069          3%       1.90%           1.90%          2.96%               1.19%
             --       3.84        25.49%        9,777        132%       2.40%           2.40%          3.56%             (1.83%)
             --       3.06      (24.07%)        7,310         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.03      (59.68%)        9,098        188%       2.40%           2.40%          3.37%             (1.60%)
             --      10.00         0.00%        8,853          3%       2.40%           2.40%          3.32%               0.45%
             --       3.83        25.16%        7,083        132%       2.40%           2.40%          3.54%             (1.85%)
             --       3.06      (24.07%)        3,566         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.03      (59.72%)        4,687        188%       2.40%           2.40%          3.40%             (1.61%)
             --      10.01         0.10%        4,495          3%       2.40%           2.40%          3.49%               0.71%
             --       3.83        25.16%        2,049        132%       2.40%           2.40%          3.54%             (1.85%)
             --       3.06      (23.88%)          916         89%       2.40%           2.40%          3.65%             (1.88%)
             --       4.02      (59.78%)        1,174        188%       2.40%           2.40%          3.47%             (1.65%)
             --      10.00         0.00%          676          3%       2.40%           2.40%          3.39%               0.72%

        $    --      $2.45        52.17%       $9,161         17%       1.75%           1.75%          2.42%             (1.46%)
             --       1.61      (36.36%)        5,076         30%       1.75%           1.75%          2.58%             (1.56%)
             --       2.53      (69.22%)        6,805         54%       1.75%           1.75%          2.59%             (1.42%)
             --       8.22      (17.80%)        7,052          1%       1.75%           1.75%          2.40%             (1.11%)
             --       2.43        51.88%       17,120         17%       2.25%           2.25%          2.93%             (1.96%)
             --       1.60      (36.51%)       10,978         30%       2.25%           2.25%          3.09%             (2.06%)
             --       2.52      (69.34%)       13,664         54%       2.25%           2.25%          3.13%             (1.92%)
             --       8.22      (17.80%)       12,048          1%       2.25%           2.25%          2.73%             (1.57%)
             --       2.42        51.25%       12,526         17%       2.25%           2.25%          2.93%             (1.96%)
             --       1.60      (36.26%)        7,688         30%       2.25%           2.25%          3.10%             (2.06%)
             --       2.51      (69.43%)        7,760         54%       2.25%           2.25%          3.14%             (1.93%)
             --       8.21      (17.90%)        6,927          1%       2.25%           2.25%          2.82%             (1.58%)
             --       2.43        51.88%        1,756         17%       2.25%           2.25%          2.92%             (1.96%)
             --       1.60      (36.51%)          739         30%       2.25%           2.25%          3.07%             (2.06%)
             --       2.52      (69.31%)        1,106         54%       2.25%           2.25%          3.23%             (1.94%)
             --       8.21      (17.90%)          835          1%       2.25%           2.25%          2.81%             (1.55%)

        $    --     $10.52        11.91%       $5,036        144%       1.90%           1.90%          3.12%             (0.97%)
             --       9.40      (17.25%)        4,210        122%       1.90%           1.90%          3.18%             (1.19%)
             --      11.35        13.60%        3,971         35%       1.90%           1.90%          3.96%             (1.10%)
             --      10.38         11.37        7,375        144%       2.40%           2.40%          3.62%             (1.48%)
             --       9.31      (17.60%)        7,256        122%       2.40%           2.40%          3.66%             (1.69%)
             --      11.31        13.10%        6,427         35%       2.40%           2.40%          4.75%             (1.54%)
             --      10.40        11.35%        4,427        144%       2.40%           2.40%          3.62%             (1.47%)
             --       9.34      (17.64%)        3,870        122%       2.40%           2.40%          3.68%             (1.70%)
             --      11.33        13.40%        2,659         35%       2.40%           2.40%          4.70%             (1.56%)
             --      10.40        11.35%        1,526        144%       2.40%           2.40%          3.62%             (1.47%)
             --       9.34      (17.64%)        1,956        122%       2.40%           2.40%          3.69%             (1.70%)
             --      11.33        13.40%        1,702         35%       2.40%           2.40%          5.49%             (1.48%)
(1)      Commenced operations on September 11, 2000.
(2)      Commenced operation on March 1, 2001.
(3)      Total return for Class X shares does not reflect the payment of bonus shares.
(4)      Annualized for periods less than one year.
(5)      Prior to 2001,  figures includes  commissions  received by the Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares - Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------

                                                 Net Asset    Net        Net                                In Excess of
                                                 Value        Investment Realized    Total from  From Net   Net              From Net
                                     Period      Beginning    Income     &           Investment  Investment  Investment      Realized
                                     Ended       of Period    (Loss)     Unrealized  Operations  Income     Income             Gains
                                     -----       ---------    ------                 ----------  ------     ------             -----
                                                                         Gain
                                                                         ----
                                                                         (Loss)
ASAF INTERNATIONAL EQUITY FUND*
===============================
Class A                              10/31/03           $4.94     $0.01        $0.97       $0.98    $    --  $                $     --
                                                                                                                   --
                                     10/31/02            6.10    (0.02)       (1.14)      (1.16)         --        --               --
                                     10/31/01            8.81    (0.02)       (2.69)      (2.71)         --        --               --
                                                       10.00       0.03       (1.22)      (1.19)         --        --               --
                                   10/31/00(1)
Class B                              10/31/03            4.87    (0.02)         0.97        0.95         --        --               --
                                     10/31/02            6.04    (0.05)       (1.12)      (1.17)         --        --               --
                                     10/31/01            8.78    (0.07)       (2.67)      (2.74)         --        --               --
                                                       10.00     (0.02)       (1.20)      (1.22)         --        --               --
                                   10/31/00(1)
Class C                              10/31/03            4.86    (0.02)         0.96        0.94         --        --               --
                                     10/31/02            6.02    (0.05)       (1.11)      (1.16)         --        --               --
                                     10/31/01            8.77    (0.06)       (2.69)      (2.75)         --        --               --
                                                       10.00     (0.01)       (1.22)      (1.23)         --        --               --
                                   10/31/00(1)
Class X                              10/31/03            4.87    (0.02)         0.97        0.95         --        --               --
                                     10/31/02            6.04    (0.05)       (1.12)      (1.17)         --        --               --
                                     10/31/01            8.79    (0.07)       (2.68)      (2.75)         --        --               --
                                                       10.00     (0.02)       (1.19)      (1.21)         --        --               --
                                   10/31/00(1)
ASAF SANFORD BERNSTEIN
CORE VALUE FUND:
===============-
Class A                               10/31/03          $8.92     $0.10        $2.04       $2.14    $(0.07)    $   --             $ --
                                      10/31/02           9.77      0.08       (0.86)      (0.78)     (0.05)        --           (0.02)
                                                        10.00      0.05       (0.28)      (0.23)         --        --               --
                                     10/31/01(1)
Class B                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.74      0.03       (0.86)      (0.83)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.01       (0.27)      (0.26)         --        --               --
                                     10/31/01(1)
Class C                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.73      0.03       (0.85)      (0.82)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.01       (0.28)      (0.27)         --        --               --
                                     10/31/01(1)
Class X                               10/31/03           8.88      0.04         2.05        2.09     (0.02)        --               --
                                                         9.73      0.03       (0.85)      (0.82)     (0.01)        --           (0.02)
                                      10/31/02
                                                        10.00      0.02       (0.29)      (0.27)         --        --               --
                                     10/31/01(1)
ASAF T. ROWE PRICE
TAX MANAGED FUND:
================-
Class A                               10/31/03          $7.77   $(0.05)        $1.58       $1.53       $ --  $     --             $ --
                                      10/31/02           9.00    (0.06)       (1.17)      (1.23)         --        --               --
                                                        10.00    (0.05)       (0.95)      (1.00)         --        --               --
                                     10/31/01(1)
Class B                               10/31/03           7.70    (0.09)         1.57        1.48         --        --               --
                                      10/31/02           8.98    (0.11)       (1.17)      (1.28)         --        --               --
                                                        10.00    (0.08)       (0.94)      (1.02)         --        --               --
                                     10/31/01(1)
Class C                               10/31/03           7.71    (0.09)         1.57        1.48         --        --               --
                                      10/31/02           8.98    (0.10)       (1.17)      (1.27)         --        --               --
                                                        10.00    (0.08)       (0.94)      (1.02)         --        --               --
                                     10/31/01(1)
Class X                               10/31/03           7.69     (0.09)        1.57        1.48         --        --               --
                                      10/31/02           8.97    (0.10)       (1.18)      (1.28)         --        --               --
                                                        10.00    (0.08)       (0.95)      (1.03)         --        --               --
                                     10/31/01(1)
ASAF LARGE-CAP
GROWTH FUND**:
=============-
Class A                               10/31/03          $8.09   $(0.10)        $1.67       $1.57       $ --   $    --             $ --
                                                        10.00    (0.03)     $ (1.88)    $ (1.91)         --        --               --
                                     10/31/02(3)
Class B                               10/31/03           8.06    (0.14)         1.65        1.51         --        --               --
                                                        10.00    (0.04)       (1.90)      (1.94)         --        --               --
                                     10/31/02(3)
Class C                               10/31/03           8.06    (0.14)         1.66        1.52         --        --               --
                                                        10.00    (0.04)       (1.90)      (1.94)         --        --               --
                                     10/31/02(3)
Class X                               10/31/03           8.07    (0.14)         1.57        1.43         --        --               --
                                                        10.00    (0.04)       (1.89)      (1.93)         --        --               --
                                     10/31/02(3)
* Prior to December 10, 2001 A I M Capital  Management,  Inc.  served as Sub-advisor  to the ASAF  International  Equity Fund.  Strong
Capital  Management,  Inc. has served as Sub-advisor  to the Fund since  December 10, 2001 until December 12, 2003.  William Blair has served as Sub-advisor to the Fund since December 12, 2003.
**Prior to January 31, 2003  Deutsche  Asset  Management,  Inc.  served as  sub-advisor  to the ASAF  Large-Cap  Growth Fund.  Jennison
Associates LLC has served as Sub-advisor to the Fund since January 31, 2004.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------
                                                                                                                       Ratio of Net
                                                                                                                         Investment
                     Net Asset                Net Assets   Portfolio         Net   After Expense         Before    Income (Loss) to
            Total   Value End         Total           at    Turnover   Operating   Reimbursement        Expense         Average Net
                             -
    Distributions    of Period    Return(3)       End of        Rate    Expenses   And Waiver(5)  Reimbursement           Assets(4)
    -------------    ---------    ---------                     ----    --------   -------------                          --------
                                                  Period                                          And Waiver(5)
                                                                                                  -------------
                                              (in 000's)
                                              ----------

     $     --      $5.92         19.84%      $15,709            53%      2.10%           2.10%     2.70%              0.21%
           --       4.94        (19.02%)      12,917           155%      2.10%           2.10%     2.77%            (0.31%)
           --       6.10        (30.76%)      13,896            97%      2.10%           2.10%     2.63%            (0.25%)
           --       8.81        (11.90%)      12,696            74%      2.10%           2.20%     3.01%              0.32%
           --       5.82         19.51%       17,000            53%      2.60%           2.60%     3.23%            (0.40%)
           --       4.87        (19.37%)      15,499           155%      2.60%           2.60%     3.27%            (0.82%)
           --       6.04        (31.29%)      18,565            97%      2.60%           2.60%     3.14%            (0.97%)
           --       8.78        (12.20%)      17,900            74%      2.60%           2.70%     3.55%            (0.22%)
           --       5.80         19.59%        9,974            53%      2.60%           2.60%     3.22%            (0.38%)
           --       4.86        (19.44%)       8,579           155%      2.60%           2.60%     3.27%            (0.82%)
           --       6.02        (31.36%)      11,399            97%      2.60%           2.60%     3.12%            (0.89%)
           --       8.77        (12.30%)      12,120            74%      2.60%           2.70%     3.53%            (0.13%)
           --       5.82         19.51%        4,240            53%      2.60%           2.60%     3.23%            (0.40%)
           --       4.87        (19.37%)       3,689           155%      2.60%           2.60%     3.27%            (0.83%)
           --       6.04        (31.29%)       4,462            97%      2.60%           2.60%     3.15%            (0.97%)
           --       8.79        (12.10%)       3,866            74%      2.60%           2.70%     3.75%            (0.23%)

   $0.07          $10.99         24.15%        $8,450           21%      1.70%          1.70%      2.21%                 0.91%
   (0.07)           8.92         (8.16%)        4,537            14%      1.70%         1.70%      2.76%                 0.75%
   --               9.77         (2.20%)        1,677             9%      1.70%         1.70%      3.95%                 0.70%
   (0.02)          10.95         23.64%        15,304            21%      2.20%         2.20%      2.72%                 0.42%
   (0.03)           8.88         (8.58%)        9,378            14%      2.20%         2.20%      3.26%                 0.29%
   --               9.74         (2.60%)        3,867             9%      2.20%         2.20%      5.57%                 0.22%
   (0.02)          10.95         23.64%        14,337            21%      2.20%         2.20%      2.72%                 0.41%
   (0.03)           8.88         (8.49%)        7,212            14%      2.20%         2.20%      3.25%                 0.30%
   --               9.73         (2.70%)        3,040             9%      2.20%         2.20%      4.73%                 0.22%
   (0.02)          10.95         23.64%         2,829            21%      2.20%         2.20%      2.72%                 0.43%
   (0.03)           8.88         (8.49%)        2,217            14%      2.20%         2.20%      3.28%                 0.30%
   --               9.73         (2.70%)          514             9%      2.20%         2.20%      4.75%                 0.23%

$     --           $9.30         19.69%        $1,342            22%      1.80%         1.80%      4.19%                (0.64%)
   --               7.77        (13.67%)        1,174            21%      1.80%         1.80%      5.34%                (0.71%)
   --               9.00        (10.00%)          746            12%      1.80%         1.80%      8.94%                (0.75%)
   --               9.18         19.22%         2,694            22%      2.30%         2.30%      4.71%                (1.14%)
   --               7.70        (14.25%)        2,028            21%      2.30%         2.30%      5.81%                (1.22%)
   --               8.98        (10.20%)        1,237            12%      2.30%         2.30%      9.51%                (1.26%)
   --               9.19         19.20%         4,629            22%      2.30%         2.30%      4.70%                (1.14%)
   --               7.71        (14.14%)        2,597            21%      2.30%         2.30%      5.87%                (1.21%)
   --               8.98        (10.20%)          867            12%      2.30%         2.30%     11.19%                (1.24%)
   --               9.17         19.25%           159            22%      2.30%         2.30%      4.73%                (1.12%)
   --               7.69        (14.27%)           97            21%      2.30%         2.30%      5.89%                (1.21%)
   --               8.97        (10.20%)           33            12%      2.30%         2.30%     15.47%                (1.25%)

$     --            9.66         19.41%          $463             0%      1.67%         1.67%     14.18%                (1.17%)
   --               8.09        (19.10%)           80             0%      1.67%         1.67%     45.32%                (0.65%)
   --               9.57         18.73%           663             0%      2.17%         2.17%     13.58%                (1.65%)
   --               8.06        (19.40%)          355             0%      2.17%         2.17%     62.70%                (1.08%)
   --               9.58         18.86%           464             0%      2.17%         2.17%     14.99%                (1.65%)
   --               8.06        (19.40%)          177             0%      2.17%         2.17%     77.24%                (1.05%)
   --               9.50         17.72%           173             0%      2.17%         2.17%     11.62%                (1.65%)
   --               8.07        (19.30%)            1             0%      2.17%         2.17%     38.29%                (1.03%)
(1)      Commenced operations on September 11, 2000.
(2)      Commenced operations on March 1, 2001.
(3)      Commenced operations on May 1, 2002.
(4)      Total return for Class X shares does not reflect the payment of bonus shares.
(5)      Annualized for periods less than one year.
(6)      Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under "How to Buy Shares -  Distribution Plans."
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                 Net Asset        Net  Net                                 In Excess
                                                     Value  Investment   Realized   Total from  From Net       of         From Net
                                       Period    Beginning     Income  &            Investment  Investment Net            Realized
                                        Ended    of Period     (Loss)  Unrealized   Operations     Income  Investment      Gains
                                        -----    ---------     ------               ----------     ------                  -----
                                                                       Gain                                  Income
                                                                       -----                                 ------
                                                                           (Loss)
                                                                           ------
ASAF GOLDMAN SACHS
CONCENTRATED GROWTH FUND*:
=========================-
Class A                               10/31/03       $9.76     $(0.10)      $1.33      $1.23     $   --      $    --      $     --
                                      10/31/02       12.44      (0.12)      (2.56)     (2.68)        --           --          --
                                      10/31/01       22.80       0.01      (10.37)    (10.36)        --           --          --
                                      10/31/00       21.97      (0.11)       0.94       0.83         --           --          --
                                      10/31/99       14.41      (0.10)       7.66       7.56         --           --          --
Class B                               10/31/03        8.54      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.94      (0.12)      (2.28)     (2.40)        --           --          --
                                      10/31/01       20.14      (0.07)      (9.13)     (9.20)        --           --          --
                                      10/31/00       19.50      (0.21)       0.85       0.64         --           --          --
                                      10/31/99       12.87      (0.17)       6.80       6.63         --           --          --
Class C                               10/31/03        8.51      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.91      (0.12)      (2.28)     (2.40)        --           --          --
                                      10/31/01       20.10      (0.07)      (9.12)     (9.19)        --           --          --
                                      10/31/00       19.47      (0.21)       0.84       0.63         --           --          --
                                      10/31/99       12.85      (0.18)       6.80       6.62         --           --          --
Class X                               10/31/03        8.55      (0.13)       1.15       1.02         --           --          --
                                      10/31/02       10.95      (0.11)      (2.29)     (2.40)        --           --          --
                                      10/31/01       20.17      (0.07)      (9.15)     (9.22)        --           --          --
                                      10/31/00       19.52      (0.22)       0.87       0.65         --           --          --
                                      10/31/99       12.88      (0.18)       6.82       6.64         --           --          --
ASAF INVESCO CAPITAL INCOME FUND:
================================-
Class A                                10/31/03      $10.41     $0.10      $1.34       $1.44       $(0.11)  $     --      $    --
                                       10/31/02       12.11      0.13      (1.67)      (1.54)       (0.16)        --          --
                                       10/31/01       14.51      0.20      (2.41)      (2.21)       (0.19)        --          --
                                       10/31/00      13.66       0.22       1.03        1.25        (0.21)        --          (0.19)
                                       10/31/99      11.75       0.22       1.84        2.06        (0.15)        --          --
Class B                                10/31/03      10.43       0.04       1.35        1.39        (0.05)        --          --
                                       10/31/02      12.14       0.07      (1.68)      (1.61)       (0.10)        --          --
                                       10/31/01       14.55      0.13      (2.42)      (2.29)       (0.12)        --          --
                                       10/31/00      13.69       0.15       1.04        1.19        (0.14)        --          (0.19)
                                       10/31/99      11.77       0.14       1.87        2.01        (0.09)        --          --
Class C                                10/31/03      10.43       0.04       1.34        1.38        (0.05)        --          --
                                       10/31/02      12.13       0.07      (1.67)      (1.60)       (0.10)        --          --
                                       10/31/01       14.54      0.13      (2.42)      (2.29)       (0.12)        --          --
                                       10/31/00      13.68       0.15       1.04        1.19        (0.14)        --          (0.19)
                                       10/31/99      11.77       0.14       1.86        2.00        (0.09)        --          --
Class X                                10/31/03      10.43       0.04       1.33        1.37        (0.05)        --          --
                                       10/31/02      12.13       0.07      (1.67)      (1.60)       (0.10)        --          --
                                       10/31/01       14.53      0.14      (2.42)      (2.28)       (0.12)        --          --
                                       10/31/00      13.68       0.14       1.04        1.18        (0.14)        --          (0.19)
                                       10/31/99      11.76       0.13       1.88        2.01        (0.09)        --          --
ASAF PIMCO TOTAL RETURN BOND FUND:
=================================-
Class A                                10/31/03      $10.83     $0.24      $0.43       $0.67       $(0.30)  $     --        $(0.33)
                                       10/31/02       11.04      0.34(a)    0.06(a)     0.40        (0.36)        --         (0.25)
                                       10/31/01       10.18      0.48       0.86        1.34        (0.48)        --         --
                                       10/31/00      10.11       0.58       0.07        0.65        (0.58)        --         --
                                       10/31/99      10.79       0.60      (0.61)      (0.01)       (0.60)        --         (0.07)
Class B                                10/31/03      10.73       0.19       0.41        0.60        (0.24)        --         (0.33)
                                       10/31/02      10.93       0.28(a)    0.07(a)     0.35        (0.30)        --         (0.25)
                                       10/31/01       10.08      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.01       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.68       0.54      (0.60)      (0.06)       (0.54)        --         (0.07)
Class C                                10/31/03      10.72       0.19       0.42        0.61        (0.24)        --         (0.33)
                                       10/31/02      10.93       0.28(a)    0.06(a)     0.34        (0.30)        --         (0.25)
                                       10/31/01       10.08      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.01       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.67       0.54      (0.59)      (0.05)       (0.54)        --         (0.07)
Class X                                10/31/03      10.74       0.20       0.42        0.62        (0.25)        --         (0.33)
                                       10/31/02      10.94       0.28(a)    0.07(a)     0.35        (0.30)        --         (0.25)
                                       10/31/01       10.09      0.43       0.85        1.28        (0.43)        --         --
                                       10/31/00      10.02       0.53       0.07        0.60        (0.53)        --         --
                                       10/31/99      10.69       0.54      (0.60)      (0.06)       (0.54)        --         (0.07)
* Prior to November 11, 2002,  Janus Capital  Management LLC served as Sub-advisor to the ASAF Goldman Sachs  Concentrated  Growth Fund
(formerly,  the ASAF Janus Capital  Growth Fund).  Goldman Sachs Asset  Management has served as Sub-advisor to the Fund since November
11, 2002.
+Amount represents less than a penny a share.
(a) The  reclassification  of paydown gains and losses had a (0.01) per share effect for the Fund. The Ratio of Net  Investment  Income
(Loss)  would  have  been  3.19%,  2.70%,  2.69%  and  2.71%  for Class A,  Class B,  Class C and  Class X,  respectively  without  the reclassification  of paydown gains and losses for the year ended  10/31/02.  Ratios for prior periods have not been restated to reflect this change.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(3)
                          -------------------------------------  -----------------------------------------

                                                                                                                       Ratio of Net
                      Net Asset               Net Assets at  Portfolio         Net         After  Before Expense         Investment
            Total         Value        Total  End of Period   Turnover   Operating       Expense   Reimbursement   Income (Loss) to
    Distributions       End of     Return(1)     (in 000's)       Rate    Expenses  Reimbursement  And Waiver(2)        Average Net
    -------------       -------    ---------     ----------       ----    --------                 -------------
                         Period                                                             And                           Assets(3)
                         ------                                                             ----                          ---------
                                                                                       Waiver(2)
                                                                                       ---------

$       --           $10.99        12.60%        $102,837    107%        1.75%          1.75%             2.26%            (0.98%)
    --                 9.76       (21.54%)        112,352     76%        1.75%          1.75%             2.16%            (1.05%)
    --                12.44       (45.44%)        210,590     54%        1.75%          1.75%             1.98%             0.05%
    --                22.80         3.78%         463,777     32%        1.72%          1.72%             1.81%            (0.45%)
    --                21.97        52.46%         234,575     47%        1.70%          1.71%             2.00%            (0.49%)
    --                 9.56        11.94%         283,005    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.54       (21.94%)        309,908     76%        2.25%          2.25%             2.67%            (1.21%)
    --                10.94       (45.68%)        556,811     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.14         3.28%       1,219,774     32%        2.22%          2.22%             2.31%            (0.95%)
    --                19.50        51.52%         684,778     47%        2.20%          2.21%             2.51%            (0.98%)
    --                 9.53        11.99%          87,291    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.51       (22.00%)         99,201     76%        2.25%          2.25%             2.67%            (1.19%)
    --                10.91       (45.72%)        185,968     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.10         3.24%         421,207     32%        2.22%          2.22%             2.31%            (0.95%)
    --                19.47        51.52%         222,230     47%        2.20%          2.21%             2.50%            (0.99%)
    --                 9.57        11.93%          47,264    107%        2.25%          2.25%             2.76%            (1.48%)
    --                 8.55       (21.92%)         49,108     76%        2.25%          2.25%             2.67%            (1.11%)
    --                10.95       (45.71%)         82,210     54%        2.25%          2.25%             2.47%            (0.45%)
    --                20.17         3.33%         172,382     32%        2.22%          2.22%             2.31%            (0.96%)
    --                19.52        51.55%         133,655     47%        2.20%          2.21%             2.48%            (1.02%)

   $(0.11)         $11.74          13.91%         $37,203    104%       1.67%           1.67%          1.85%                 0.92%
    (0.16)          10.41        (12.91%)          39,223     36%       1.67%           1.67%          1.80%                 1.10%
    (0.19)          12.11        (15.39%)          56,537     25%       1.67%           1.67%          1.71%                 1.48%
    (0.40)          14.51           9.35%          54,424     63%       1.60%           1.64%          1.76%                 1.51%
    (0.15)          13.66          17.60%          31,960     66%       1.55%           1.59%          1.91%                 1.52%
    (0.05)          11.77          13.41%          91,942    104%       2.17%           2.17%          2.35%                 0.42%
    (0.10)          10.43        (13.40%)          97,872     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.14        (15.82%)         139,634     25%       2.17%           2.17%          2.21%                 0.98%
    (0.33)          14.55           8.86%         138,391     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.69          17.08%          79,962     66%       2.05%           2.09%          2.42%                 1.02%
    (0.05)          11.76          13.31%          39,614    104%       2.17%           2.17%          2.35%                 0.41%
    (0.10)          10.43        (13.33%)          38,192     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.13        (15.83%)          56,530     25%       2.17%           2.17%          2.21%                 0.98%
    (0.33)          14.54           8.78%          56,401     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.68          17.08%          34,157     66%       2.05%           2.09%          2.41%                 1.02%
    (0.05)          11.75          13.22%          25,797    104%       2.17%           2.17%          2.35%                 0.42%
    (0.10)          10.43        (13.33%)          27,589     36%       2.17%           2.17%          2.30%                 0.60%
    (0.12)          12.13        (15.77%)          37,635     25%       2.17%           2.17%          2.21%                 0.99%
    (0.33)          14.53           8.79%          42,330     63%       2.10%           2.14%          2.26%                 1.02%
    (0.09)          13.68          17.09%          33,884     66%       2.05%           2.09%          2.42%                 0.99%

   $(0.63)          $10.87          6.29%         $97,836    260%       1.50%           1.50%          1.54%                2.27%
    (0.61)           10.83          4.26%         109,692    250%       1.50%           1.50%          1.57%                3.10%(a)
    (0.48)           11.04         13.49%          93,305    394%       1.50%           1.50%          1.54%                4.21%
    (0.58)           10.18          6.67%          34,799    464%       1.43%           1.43%          1.59%                5.61%
    (0.67)           10.11        (0.55%)          23,140    145%       1.40%           1.40%          1.73%                5.33%
    (0.57)           10.76          5.71%         247,291    260%       2.00%           2.00%          2.05%                1.82%
    (0.55)           10.73          3.71%         287,193    250%       2.00%           2.00%          2.07%                2.60%(a)
    (0.43)           10.93         13.03%         217,344    394%       2.00%           2.00%          2.06%                3.90%
    (0.53)           10.08          6.16%         102,417    464%       1.94%           1.94%          2.11%                5.26%
    (0.61)           10.01        (1.02%)          83,936    145%       1.90%           1.90%          2.23%                4.82%
    (0.57)           10.76          5.81%          86,927    260%       2.00%           2.00%          2.05%                1.83%
    (0.55)           10.72          3.61%         104,916    250%       2.00%           2.00%          2.07%                2.59%(a)
    (0.43)           10.93         13.04%          75,605    394%       2.00%           2.00%          2.06%                3.82%
    (0.53)           10.08          6.16%          27,548    464%       1.94%           1.94%          2.11%                5.26%
    (0.61)           10.01        (0.92%)          26,112    145%       1.90%           1.90%          2.24%                4.84%
    (0.57)           10.78          5.80%          36,801    260%       2.00%           2.00%          2.05%                1.82%
    (0.55)           10.74          3.72%          41,855    250%       2.00%           2.00%          2.07%                2.61%(a)
    (0.43)           10.94         13.02%          32,044    394%       2.00%           2.00%          2.07%                3.98%
    (0.53)           10.09          6.16%          21,185    464%       1.94%           1.94%          2.11%                5.28%
    (0.61)           10.02        (1.00%)          19,574    145%       1.90%           1.90%          2.25%                4.86%

(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2) Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under
"How to Buy Shares - Distribution Plans."
(3)  Annualized for periods less than one year
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

Financial Highlights
Per Share Data (For a Share Outstanding
throughout each period)
                                                           Increase (Decrease) from
                                                            Investment Operations                          Less Distributions
                                                 -------------------------------------------     ------------------------------
                                                     Net Asset         Net  Net                                   In Excess
                                                         Value  Investment    Realized   Total from  From Net            of  From Net
                                         Period      Beginning      Income  &            Investment  Investment         Net  Realized
                                         Ended       of Period      (Loss)  Unrealized   Operations     Income   Investment    Gains
                                         -----       ---------      ------               ----------     ------                 -----
                                                                            Gain                                     Income
                                                                            -----                                    ------
                                                                                (Loss)
                                                                                ------
ASAF MONEY MARKET FUND*:
======================
Class A                                 10/31/03         $1.00     $0.01         $--+      $0.01     $ (0.01)       $ --       $--+
                                        10/31/02          1.00      0.01          --+       0.01       (0.01)         --        --+
                                        10/31/01          1.00      0.04          --+       0.04       (0.04)         --        --+
                                        10/31/00         1.00       0.05           --       0.05       (0.05)         --         --
                                        10/31/99         1.00       0.04           --       0.04       (0.04)         --         --
Class B                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
Class C                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
Class X                                 10/31/03         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/02         1.00       0.00          --+       0.00       (0.00)         --        --+
                                        10/31/01          1.00      0.03          --+       0.03       (0.03)         --        --+
                                        10/31/00         1.00       0.04           --       0.04       (0.04)         --         --
                                        10/31/99         1.00       0.03           --       0.03       (0.03)         --         --
*  Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the ASAF Money Market Fund
(formerly, the ASAF JPM Money Market Fund).  Wells Capital Management, Inc. has served as Sub-advisor to the Fund since September
22, 2001.
+Amount represents less than a penny per share.

                                                                                                   AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                             Ratios of Expenses
                                     Supplemental Data                     to Average Net Assets(4)
                          -------------------------------------  -----------------------------------------

                                                                                                                       Ratio of Net
                      Net Asset               Net Assets at  Portfolio         Net         After  Before Expense         Investment
            Total         Value        Total  End of Period   Turnover   Operating       Expense   Reimbursement   Income (Loss) to
    Distributions       End of     Return(1)     (in 000's)    Rate(2)    Expenses  Reimbursement  And Waiver(3)        Average Net
    -------------       -------    ---------     ----------    -------    --------                 -------------
                         Period                                                             And                           Assets(4)
                         ------                                                             ----                          ---------
                                                                                       Waiver(3)
                                                                                       ---------

    $   (0.01)    $    1.00        0.50%      $103,228          N/A      0.80%          0.80%           1.42%        0.50%
        (0.01)         1.00        0.65%       135,044          N/A      1.39%          1.39%           1.46%        0.66%
        (0.04)         1.00        3.61%       176,679          N/A      1.41%          1.41%           1.41%        3.55%
        (0.05)         1.00        4.85%       108,598          N/A      1.48%          1.48%           1.48%        5.03%
        (0.04)         1.00        3.57%        43,004          N/A      1.50%          1.50%           1.63%        3.56%
        (0.00)         1.00        0.00%       120,172          N/A      1.31%          1.31%           1.92%        0.00%
        (0.00)         1.00        0.15%       157,867          N/A      1.89%          1.89%           1.96%        0.14%
        (0.03)         1.00        3.09%       147,983          N/A      1.91%          1.91%           1.91%        2.78%
        (0.04)         1.00        4.33%        75,980          N/A      1.98%          1.98%           1.98%        4.27%
        (0.03)         1.00        3.05%        79,202          N/A      2.00%          2.00%           2.12%        3.04%
        (0.00)         1.00        0.00%        45,723          N/A      1.32%          1.32%           1.92%        0.00%
        (0.00)         1.00        0.15%        73,787          N/A      1.89%          1.89%           1.96%        0.13%
        (0.03)         1.00        3.09%        73,282          N/A      1.91%          1.91%           1.91%        2.95%
        (0.04)         1.00        4.33%        31,743          N/A      1.98%          1.98%           1.98%        4.43%
        (0.03)         1.00        3.06%        28,923          N/A      2.00%          2.00%           2.13%        3.07%
        (0.00)         1.00        0.00%        24,933          N/A      1.30%          1.30%           1.92%        0.00%
        (0.00)         1.00        0.15%        32,558          N/A      1.89%          1.89%           1.96%        0.14%
        (0.03)         1.00        3.09%        30,941          N/A      1.91%          1.91%           1.91%        2.95%
        (0.04)         1.00        4.33%        18,632          N/A      1.98%          1.98%           1.98%        4.16%
        (0.03)         1.00        3.06%        28,385          N/A      2.00%          2.00%           2.13%        3.06%
(1)  Total return for Class X shares does not reflect the payment of bonus shares.
(2)  Represents  Portfolio  Turnover  Rate in  corresponding  Master  Portfolios.  On  September  27,  2002,  the ASAF Money Market Fund
withdrew its net assets-in-kind from its corresponding Master Portfolio.
(3) Prior to 2001,  figures include  commissions  received by the  Distributor  under the  Supplemental  Plans, as described above under
"How to Buy Shares - Distribution Plans."
(4)  Annualized for periods less than one year.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

                                                                  155
CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........The following is a description of certain  securities and investment  methods that the Funds may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Fund is described above under  "Investment  Programs of the Funds," and an investor  should refer to that  section to obtain  information  about each Fund.  In general,  whether a particular Fund may invest in a specific type of security or use an investment  method is described above or in the
Company's SAI under  "Investment  Programs of the Funds." As noted below,  however,  certain risk factors and investment  methods apply to all or most of the Funds.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted  by the  investment  objectives  and policies of a Fund,  a Fund may invest in  securities  and other instruments that are commonly  referred to as  "derivatives."  For instance,  a Fund may purchase and write (sell) call and put options on securities,  securities  indices and foreign  currencies,  enter into futures  contracts and use options on futures  contracts,  and enter into swap  agreements  with respect to foreign  currencies,  interest  rates,  and  securities  indices.  In general,  derivative instruments  are  securities  or other  instruments  whose value is derived  from or related to the value of some other  instrument  or asset.

..........There are many types of derivatives and many different ways to use them. Some  derivatives and derivative  strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A
Fund may use  derivatives  to hedge against  changes in interest  rates,  foreign  currency  exchange  rates or securities  prices,  to generate  income,  as a low cost method of gaining  exposure to a particular  securities  market  without  investing  directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of  derivative instruments will not correspond  exactly with those of the investments  from which they are derived.  Strategies  involving  derivative instruments  that are  intended  to  reduce  the risk of loss can  also  reduce  the  opportunity  for  gain.  Furthermore,  regulatory requirements  for a Fund to set aside assets to meet its  obligations  with respect to derivatives may result in a Fund being unable to purchase  or  sell  securities  when  it  would  otherwise  be  favorable  to do so,  or in a Fund  needing  to  sell  securities  at a disadvantageous  time. A Fund may also be unable to close out its  derivatives  positions  when desired.  There is no assurance  that a
Fund will engage in  derivative  transactions.  Certain  derivative  instruments  and some of their risks are  described in more detail below.

..........Options.  Most of the Funds (except for the ASAF  Federated  High Yield Bond Fund,  and the ASAF Money Market Fund) may engage in at least some types of options  transactions.  The  purchaser  of an option on a security or currency  obtains the right to purchase
(in the case of a call  option) or sell (in the case of a put option) the  security or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the  obligation to buy or sell the underlying security at the exercise  price.  An option on a securities  index is similar to an option on an individual  security,  except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

..........A Fund will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Fund to be profitable,  the market price of the underlying  security must rise sufficiently  above the exercise price to cover the premium  and other  transaction  costs.  Similarly,  in order for a put option to be  profitable,  the market  price of the  underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Funds will write call  options  only if they are  covered  (i.e.,  the Fund owns the  security  subject to the option or has the right to acquire it without  additional cost or, if additional cash  consideration is required,  cash or other assets determined to be liquid in such amount are segregated on the Funds'  records).  By writing a call option,  a Fund assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is  exercised.  Effectively,  a
Fund that writes a covered  call option  gives up the  opportunity  for gain above the  exercise  price  should the market price of the underlying  security  increase,  but retains the risk of loss should the price of the underlying  security  decline.  A Fund will write call  options in order to obtain a return  from the  premiums  received  and will  retain the  premiums  whether or not the options are exercised,  which  will help  offset a decline  in the  market  value of the  underlying  securities.  A Fund that  writes a put option likewise receives a premium,  but assumes the risk that it may be required to purchase the underlying  security at a price in excess of its current market value.

..........A Fund may sell an option that it has  previously  purchased  prior to the purchase or sale of the  underlying  security.  Any such sale would  result in a gain or loss  depending  on whether  the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the  option.  A Fund may  terminate  an option it has  written by  entering  into a closing  purchase transaction in which it purchases an option of the same series as the option written.

..........Futures  Contracts and Related  Options.  Each Fund (except the ASAF  Neuberger  Berman  Mid-Cap Value Fund,  the ASAF INVESCO
Capital  Income  Fund,  the ASAF  Federated  High Yield Bond Fund,  and the ASAF Money Market  Fund) may enter into  financial  futures contracts and related  options.  The seller of a futures  contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified  future time.  Financial  futures  contracts may relate to  securities  indices,  interest  rates or foreign  currencies.  Futures  contracts are usually  settled  through net cash payments  rather than through  actual  delivery of the  securities  underlying  the contract.  For  instance,  in a stock index futures contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the difference between the stock index value when the contract  expires and the price specified in the contract.  A Fund may use futures  contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange rates, or as an efficient way to gain exposure to these markets.

..........An option on a futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in the contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is  required  upon  exercise to assume the opposite position.

..........Risks of Options  and Futures  Contracts.  Options and futures  contracts  can be highly  volatile  and their use can reduce a
Fund's  performance.  Successful  use of these  strategies  requires  the ability to predict  future  movements in  securities  prices, interest rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Fund against  potential adverse movements in the relevant financial markets using these instruments,  and such markets do not move in the predicted  direction, the Fund could be left in a less  favorable  position than if such  strategies  had not been used. A Fund's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

..........Among the other risks inherent in the use of options and futures are (a) the risk of imperfect  correlation  between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are  different  from those needed to select  portfolio  securities  and (c) the possible  need to defer  closing out certain  positions to avoid adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases  the  more the  holdings  of the Fund  differ  from the  composition  of the  relevant  index.  These instruments may not have a liquid secondary market.  Option positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

..........Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign  issuers are not generally  subject to uniform  accounting,  auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

..........Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Company's agents to keep currently  informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.

..........American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

..........Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

..........Developing Countries.  Although none of the Funds invest primarily in securities of issuers in developing  countries,  many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect to  investing in foreign issuers  are  accentuated  when the issuers are  located in  developing  countries.  Developing  countries  may be  politically  and/or economically  unstable,  and the  securities  markets  in those  countries  may be less  liquid or  subject  to  inadequate  government regulation and  supervision.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities, more uncertain as to payment of interest and principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

..........Currency  Fluctuations.  Investments in foreign  securities may be  denominated in foreign  currencies.  The value of a Fund's investments  denominated  in foreign  currencies may be affected,  favorably or  unfavorably,  by exchange  rates and exchange  control regulations.  A Fund's share price and the amounts it distributes to  shareholders  in dividends  may,  therefore,  also be affected by changes in currency  exchange  rates.  Foreign  currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions of the relative  merits of investment in different  countries,  actual or perceived changes in interest rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention or the failure to intervene by U.S. or foreign  governments or central banks, or by currency controls or political  developments in the
U.S. or abroad.  In addition, a Fund may incur costs in connection with conversions between various currencies.

..........Foreign  Currency  Transactions.  A Fund that invests in securities  denominated in foreign  currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction.  Alternatively,  a fund may enter into forward foreign currency  exchange  contracts.  A forward contract  involves an obligation  to purchase or sell a specified  currency  at a specified  future date at a price set at the time of the  contract.  A Fund may enter into a forward  contract to increase  exposure to a foreign  currency when it wishes to "lock in" the U.S.  dollar price of a security  it expects  to or is  obligated  to  purchase  or sell in the  future.  This  practice  may be  referred  to as  "transaction hedging." In addition,  when a Fund's Sub-advisor  believes that the currency of a particular country may suffer or enjoy a significant movement  compared to another  currency,  the Fund may enter into a forward  contract to sell or buy the first  foreign  currency (or a currency  that acts as a proxy for such  currency).  This  practice  may be  referred  to as  "portfolio  hedging."  In any event,  the precise  matching of the forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Fund will  enter into a forward  contract  if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the
Fund's  securities or other assets  denominated  in that  currency,  or will sell an amount of proxy currency in excess of the value of securities  denominated  in the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the segregation  on the  Funds'  records  of assets  determined  to be liquid and marked to market  daily.  The effect of  entering  into a forward  contract on a Fund share price will be similar to selling  securities  denominated in one currency and  purchasing  securities denominated in another.  Although a forward contract may reduce a Fund's losses on securities  denominated in foreign currency,  it may also  reduce  the  potential  for  gain on the  securities  if the  currency's  value  moves  in a  direction  not  anticipated  by the
Sub-advisor.  In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

..........  Stocks  represent  shares of ownership in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before common stocks in its claim on the company's  income for purposes of receiving  dividend  payments and on the company's assets in the event of liquidation.  (Some of the Sub-advisors  consider  preferred stocks to be equity  securities for purposes of the various Funds'  investment  policies and  restrictions,  while others  consider them fixed income  securities.)  After other claims are satisfied,  common stockholders  participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases  and  decreases in earnings  are usually  reflected  in a company's  stock price,  so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

..........Most of the Funds,  including  the Funds that  invest  primarily  in equity  securities,  may invest to some  degree in bonds, notes,  debentures and other  obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest  and  principal  payments as they come due.  The  ratings  given a security  by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation
("S&P"),  which are  described  in detail in the  Appendix to the  Company's  SAI,  provide a generally  useful guide as to such credit risk.  The lower the  rating,  the  greater  the credit  risk the rating  service  perceives  to exist  with  respect to the  security.
Increasing the amount of Fund assets  invested in  lower-rated  securities  generally  will increase the Fund's  income,  but also will increase  the credit risk to which the Fund is  subject.  Market risk  relates to the fact that the prices of fixed  income  securities generally  will be affected by changes in the level of interest  rates in the  markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

..........Lower-Rated Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by
Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to  greater  credit  risk than  higher-rated  bonds.  In addition,  the market for lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds, and the prices of lower-rated  high-yield  bonds may  fluctuate  more than the prices of  higher-rated  bonds,  particularly  in times of market  stress.
Because  the risk of  default  is higher in  lower-rated  bonds,  a  Sub-advisor's  research  and  analysis  tend to be very  important ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

..........Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

..........Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

..........Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some  mortgage-backed  securities  may  necessitate  that a Fund find other  investments,  which,  because of intervening  market  changes,  will often offer a lower rate of return.  In addition,  the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

..........Collateralized  Mortgage  Obligations  (CMOs).  CMOs are a type of  mortgage-backed  security  that are  typically  issued  in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending  on the type of CMOs in which a Fund  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

..........Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are  mortgage-backed  securities  that have been divided into interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest  payments on the underlying mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)  on the underlying  mortgage loans. If the underlying mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security may fail to recoup  fully its initial  investment,  even if the IO class is highly rated or is derived  from a security  guaranteed  by the U.S.
Government.  Conversely,  if the underlying  mortgage assets  experience slower than anticipated  prepayments,  the price on a PO class will be affected more  severely  than would be the case with a traditional  mortgage-backed  security.  Unlike other  fixed-income  and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

..........Asset-backed  securities  conceptually  are similar to  mortgage-backed  securities,  but they are secured by and payable from payments on assets such as credit card,  automobile  or trade loans,  rather than  mortgages.  The credit  quality of these  securities depends  primarily upon the quality of the underlying  assets and the level of credit  support or  enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage-backed securities.

CONVERTIBLE SECURITIES AND WARRANTS:

..........Certain  of the Funds  may  invest in  convertible  securities.  Convertible  securities  are  bonds,  notes,  debentures  and preferred  stocks that may be converted  into or exchanged  for shares of common stock.  Many  convertible  securities  are rated below investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's  balance sheet.
Convertible  securities  generally  participate  in the  appreciation  or  depreciation  of the  underlying  stock  into which they are convertible,  but to a lesser  degree.  Frequently,  convertible  securities  are  callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

..........Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

..........The Funds (other than the ASAF Neuberger  Berman  Mid-Cap Value Fund,  ASAF Sanford  Bernstein  Core Value Fund,  ASAF Sanford
Bernstein Managed Index 500 Fund and ASAF Alliance Growth and Income Fund) may purchase  securities on a when-issued,  delayed-delivery or forward  commitment  basis.  These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the  future.  A Fund  does  not earn  interest  on such  securities  until  settlement  and  bears  the  risk of  market  value fluctuations  in  between  the  purchase  and  settlement  dates.  If the  seller  fails to  complete  the sale,  the Fund may lose the opportunity to obtain a favorable  price and yield.  While the Funds will generally  engage in such  when-issued,  delayed-delivery  or forward commitment  transactions with the intent of actually acquiring the securities,  a Fund may sometimes sell such a security prior to the  settlement  date.  The ASAF Money  Market Fund will not enter into these  commitments  if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.

..........Certain Funds may also sell securities on a  delayed-delivery  or forward  commitment  basis. If the Fund does so, it will not participate in future gains or losses on the security.  If the other party to such a transaction  fails to pay for the securities,  the
Fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

..........Subject to  guidelines  adopted by the  Directors  of the Company or Trustees of the Trust,  each Fund may invest up to 15% of its net assets in illiquid  securities  (except for the ASAF Money Market Fund, which is limited to 10% of its net assets, and the ASAF
Sanford  Bernstein  Core Value Fund and ASAF  Sanford  Bernstein  Managed  Index 500 Fund,  which are limited to 5% of its net assets).
Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or contractual  restrictions on resale,  cannot be sold within  seven days in the  ordinary  course of business  at  approximately  the amount at which the Fund has valued the investment.  Therefore,  a Fund may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

..........Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Fund's  Sub-advisor under the guidelines  adopted by the Directors of the Company.  However,  the liquidity of a Fund's  investments in
Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

..........Each Fund may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a Fund purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date. The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.
Repurchase  agreements must be fully  collateralized and can be entered into only with  well-established  banks and broker-dealers that have been deemed  creditworthy by the Sub-advisor.  Repurchase  transactions are intended to be short-term  transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to a
Fund's limit on illiquid securities.

..........A Fund that enters into a repurchase  agreement  may lose money in the event that the other party  defaults on its  obligation and the Fund is delayed or prevented  from disposing of the  collateral.  A Fund also might incur a loss if the value of the collateral declines,  and it might incur costs in selling the  collateral  or  asserting  its legal rights  under the  agreement.  If a defaulting seller filed for bankruptcy or became insolvent, disposition of  collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

..........Certain Funds  (specifically,  the ASAF International  Equity Fund, the ASAF William Blair International Growth Fund, the ASAF
PBHG  Small-Cap  Growth Fund,  the ASAF Goldman Sachs Mid-Cap  Growth Fund,  the ASAF  Neuberger  Berman  Mid-Cap Value Fund,  the ASAF
Marsico Capital Growth Fund, the ASAF Goldman Sachs  Concentrated  Growth Fund, the ASAF T. Rowe Price Tax Managed Fund, the ASAF PIMCO
Total  Return  Bond Fund,  and the ASAF Money  Market  Fund) may enter into  reverse  repurchase  agreements.  In a reverse  repurchase agreement,  a Fund sells a  portfolio  instrument  and agrees to  repurchase  it at an agreed  upon date and price,  which  reflects an effective  interest  rate.  It may also be  viewed  as a  borrowing  of money by the Fund  and,  like  borrowing  money,  may  increase fluctuations in a Fund's share price.  When entering into a reverse  repurchase  agreement,  a Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

..........Each Fund may borrow  money from banks.  Each Fund's  borrowings  are limited so that  immediately  after such  borrowing  the value of the Fund's assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should a Fund,  for any  reason,  have  borrowings  that do not meet the above  test,  such Fund must  reduce such borrowings so as to meet the necessary  test within three business days.  Certain Funds (the ASAF  International  Equity Fund, the ASAF
Gabelli  Small-Cap  Value Fund,  the ASAF  Neuberger  Berman  Mid-Cap Value Fund, the ASAF T. Price Tax Managed Fund and the ASAF Money
Market Fund) will not purchase  securities  when  outstanding  borrowings  are greater  than 5% of the Fund's total  assets.  If a Fund borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Fund may lend securities with a value of up to 33 1/3% of its total assets to  broker-dealers,  institutional  investors, or others  (collectively,  a "Borrower") for the purpose of realizing  additional income.  Voting rights on loaned securities typically pass to the borrower,  although a Fund has the right to terminate a securities  loan,  usually  within three business days, in order to vote on  significant  matters or for other  reasons.  All  securities  loans will be  collateralized  by cash or  securities  issued or guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned  securities.  Any cash collateral  received by a Fund in connection  with such loans  normally will be invested in  short-term  instruments,  which may not be immediately  liquid under certain  circumstances.  Any losses  resulting from the investment of cash  collateral  would be borne by the lending  Fund.  The Fund could also  suffer a loss  where the value of the  collateral  falls  below the market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger adverse tax consequences to a Fund.  Lending securities involves  certain other risks,  including the risk that the Fund will be delayed or prevented  from  recovering  the  collateral if the borrower  fails to timely  return a loaned  security  and the risk that an  increase  in  interest  rates  may  result in  unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

..........The Company has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various Funds can
"sweep"  excess cash balances of the Fund to those funds for temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Fund assets in money  market  funds that they advise or in other  investment  companies.  Mutual  funds pay their own  operating expenses, and the Funds, as shareholders in the funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

..........Certain Funds may invest in ETFs consistent with their  investment  objectives.  ETFs are a type of investment  company bought and sold on a securities  exchange.  An ETF  represents a fixed  portfolio of securities  designed to track a particular  market index.
The various  portfolios  could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying  securities.  The risks of owning an ETF generally  reflect the risks of owning the underlying  securities  they are  designed to track,  although  lack of liquidity in an ETF could  result in it being more  volatile and ETFs have  management  fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

..........While  none of the Funds  will make short  sales  generally,  the ASAF  International  Equity  Fund,  the ASAF  William  Blair
International  Growth  Fund,  the ASAF PBHG  Small-Cap  Growth Fund,  the ASAF  Goldman  Sachs  Mid-Cap  Growth Fund,  the ASAF INVESCO
Technology Fund, the ASAF INVESCO Health Sciences Fund, the ASAF ProFund Managed OTC Fund, the ASAF Goldman Sachs  Concentrated  Growth
Fund, the ASAF MFS Growth with Income Fund, the ASAF INVESCO  Capital Income Fund, the ASAF American  Century  Strategic  Balanced Fund
and the ASAF PIMCO Total  Return Bond Fund may make short sales  "against  the box." A short sale  against the box  involves  selling a security that the Fund owns, or has the right to obtain without  additional  cost,  for delivery at a specified  date in the future.  A
Fund may make a short sale against the box to hedge against anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short increases instead, the Fund loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Funds may  participate  in the initial  public  offering  ("IPO")  market,  and a portion of a Fund's  returns may be attributable  to  Fund  investments  in  IPOs.  There  is no  guarantee  that as a  Fund's  assets  grow it will be able to  experience significant  improvement in  performance by investing in IPOs. A Fund's  purchase of shares issued as part of, or a short period after, companies' IPOs,  exposes it to the risks associated with companies that have little operating history as public companies,  as well as to the risks  inherent in those sectors of the market where these new issuers  operate.  The market for IPO issuers has been  volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

156

Mailing Address
Until on or about April 12, 2004:
P.O. Box 8012
Boston, MA 02266-8012

Effective on or about April 12, 2004:
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA  19101

Telephone
(800) 225-1852
(732) 482-7555 (from outside the U.S.)

Websites
www.jennisondryden.com
----------------------
www.strategicpartners.com
-------------------------

Investment Managers
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ  07102

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Management Company
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
INVESCO Funds Group, Inc.
Jennison Associates LLC
Massachusetts Financial Services Company
Marsico Capital Management, LLC
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter & Associates, Ltd.
ProFund Advisors LLC
Sanford C. Bernstein & Co., LLC
T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
William Blair & Company, L.L.C.
Distributors
American Skandia Marketing, Incorporated
One Corporate Drive
Shelton, CT 06484

Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Transfer and Dividend Paying Agents
American Skandia Fund Services, Inc.
One Corporate Drive
Shelton, CT  06484

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, Massachusetts 02184

(effective on or about April 12, 2004)
Prudential Mutual Fund Services LLC
P.O. Box 8179
Philadelphia, PA  19101

Custodians
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

JP Morgan Chase Bank
4 MetroTech Center
Brooklyn, NY 11245

Administrator
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

INVESTOR INFORMATION SERVICES:

..........The Company  provides  24-hour  information  services  via a toll-free  number on Fund yields and prices,  dividends,  account balances,  and your  latest  transaction  as well as the  ability  to  request  prospectuses,  account  and tax  forms,  and  duplicate statements.  In addition,  telephone  representatives  are  available  during  normal  business  hours to provide the  information  and services you need.  Shareholder  inquiries should be made by calling  800-225-1852 or by writing to Prudential Mutual Fund Services LLC at P.O. Box 8098, Philadelphia, PA 19101.  There may be a small charge for historical account information for prior years.

..........Additional  information  about the Funds is  included in a Statement  of  Additional  Information,  which is  incorporated  by reference  into  this  Prospectus.  Additional  information  about the  Funds'  investments  is  available  in the  Funds'  annual  and semi-annual  reports to shareholders.  In the Funds' annual report,  you will find a discussion of the market conditions and investment strategies that significantly  affected each Fund's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the  Company,  in  accordance  with  applicable  laws and  regulations,  may  begin  mailing  only one copy of the  Company's prospectus,  prospectus  supplements,  annual and  semi-annual  reports,  proxy  statements and  information  statements,  or any other required  documents to your address even if more than one  shareholder  lives there.  If you have  previously  consented to have any of these documents  delivered to multiple investors at a shared address,  as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy,  you should call  800-225-1852  or write to  Prudential  Mutual Fund Services LLC at
P.O.  Box 8098,  Philadelphia,  PA 19101.  The Company will begin  sending  individual  copies to you within  thirty days of receipt of revocation.

..........The  information  in Company  filings with the  Securities  and Exchange  Commission  (including  the  Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  publicinfo@sec.gov  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
                       ------------------
The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Company is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
                                                                                ------------------

Investment Company Act File No. 811-08085

STATEMENT OF ADDITIONAL INFORMATION                                                                                    March 1, 2004

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
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This Statement of Additional  Information  ("SAI") is not a prospectus and should be read in conjunction with the Company's current  Prospectus,  dated March 1, 2004.  A copy of the  Company's  Prospectus  may be  obtained by writing to  "American
Skandia Advisor Funds,  Inc." at P.O. Box 8012,  Boston,  Massachusetts  02266-8012 or by calling  1-800-SKANDIA  (prior to
April 12, 2004) and by calling Prudential Mutual Fund Services, LLC at 800-225-1852 (after April 12, 2004).

                                                    GENERAL INFORMATION

..........American Skandia Advisor Funds,  Inc. (the "Company") is an open-end  management  investment  company comprised of twenty-three  investment  portfolios  (each a "Fund" and together the "Funds").  The Company was  established as a Maryland corporation on March 5, 1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997.

         Effective on or about April 12, 2004, the name of the Company will be changed to Strategic  Partners Mutual Funds,
Inc. from American  Skandia  Advisor Funds,  Inc.  Relatedly,  on or about April 12, 2004, each Fund's name will be changed as reflected below.

OLD NAME..........                                   NEW NAME
--------                                             --------

ASAF INTERNATIONAL EQUITY FUND                       NO CHANGE ON APRIL 12. SUBJECT TO SHAREHOLDER  APPROVAL,  THE
                                                     FUND WILL MERGE  INTO THE  STRATEGIC  PARTNERS  INTERNATIONAL
                                                     GROWTH FUND ON OR ABOUT MAY 3, 2004
ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND         STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND
ASAF PBHG SMALL-CAP GROWTH FUND                      STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND
ASAF DEAM SMALL-CAP GROWTH FUND                      STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND
ASAF GABELLI SMALL-CAP VALUE FUND                    STRATEGIC PARTNERS SMALL COMPANY FUND
ASAF GOLDMAN SACHS MID-CAP GROWTH FUND               STRATEGIC PARTNERS MID CAP GROWTH FUND
ASAF NEUBERGER BERMAN MID-CAP VALUE FUND             STRATEGIC PARTNERS RELATIVE VALUE FUND
ASAF INVESCO TECHNOLOGY FUND                         STRATEGIC PARTNERS TECHNOLOGY FUND
ASAF INVESCO HEALTH SCIENCES FUND                    STRATEGIC PARTNERS HEALTH SCIENCES FUND
ASAF PROFUND MANAGED OTC FUND                        STRATEGIC PARTNERS MANAGED OTC FUND
ASAF MARSICO CAPITAL GROWTH FUND                     STRATEGIC PARTNERS CAPITAL GROWTH FUND
ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND          STRATEGIC PARTNERS CONCENTRATED GROWTH FUND
ASAF LARGE-CAP GROWTH FUND                           STRATEGIC PARTNERS MANAGED LARGE CAP GROWTH FUND
ASAF T. ROWE PRICE TAX MANAGED FUND                           NO CHANGE ON APRIL 12. SUBJECT TO SHAREHOLDER  APPROVAL,  THE
                                                              FUND WILL MERGE INTO THE STRATEGIC  PARTNERS  CAPITAL  GROWTH
                                                              FUND ON OR ABOUT MAY 3, 2004
ASAF SANFORD BERNSTEIN CORE VALUE FUND               STRATEGIC PARTNERS CORE VALUE FUND
ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND        STRATEGIC PARTNERS MANAGED INDEX 500 FUND
ASAF ALLIANCE GROWTH AND INCOME FUND                 STRATEGIC PARTNERS EQUITY INCOME FUND
ASAF MFS GROWTH WITH INCOME FUND                     STRATEGIC PARTNERS GROWTH WITH INCOME FUND
ASAF INVESCO CAPITAL INCOME FUND                     STRATEGIC PARTNERS CAPITAL INCOME FUND
ASAF AMERICAN CENTURY STRATEGIC BALANCED             STRATEGIC PARTNERS BALANCED FUND
FUND
ASAF FEDERATED HIGH YIELD BOND FUND                  STRATEGIC PARTNERS HIGH YIELD BOND FUND
ASAF PIMCO TOTAL RETURN BOND FUND                    STRATEGIC PARTNERS BOND FUND
ASAF MONEY MARKET FUND                               STRATEGIC PARTNERS MONEY MARKET FUND

         American  Skandia  Investment  Services,  Incorporated  ("ASISI") and Prudential  Investments  LLC ("PI") (each an
"Investment Manager" and together the "Investment Managers") serve as co-managers of the Funds.  Currently,  the Investment
Managers  engage  the  following  sub-advisors  ("Sub-advisors")  for the  investment  management  of each  Fund:  (a) ASAF
International  Equity Fund, ASAF William Blair  International  Growth Fund: William Blair & Company,  L.L.C.; (b) ASAF PBHG
Small-Cap  Growth  Fund:  Pilgrim  Baxter &  Associates,  Ltd.;  (c),  ASAF DeAM  Small-Cap  Growth  Fund:  Deutsche  Asset
Management,  Inc.; (d) ASAF Gabelli  Small-Cap  Value Fund:  GAMCO  Investors,  Inc.; (e) ASAF Goldman Sachs Mid-Cap Growth
Fund,  ASAF Goldman Sachs  Concentrated  Growth Fund:  Goldman Sachs Asset  Management,  L.P.;  (f) ASAF  Neuberger  Berman
Mid-Cap Value Fund:  Neuberger  Berman  Management  Inc.; (g) ASAF INVESCO  Technology  Fund,  ASAF INVESCO Health Sciences
Fund, ASAF INVESCO Capital Income Fund:  INVESCO Funds Group,  Inc.; (h) ASAF ProFund  Managed OTC Fund:  ProFund  Advisors
LLC; (i) ASAF Marsico  Capital Growth Fund:  Marsico Capital  Management,  LLC.; (j) ASAF Large-Cap  Growth Fund:  Jennison
Associates LLC; (k) ASAF T. Rowe Price Tax Managed Fund: T. Rowe Price  Associates,  Inc.; (l) ASAF Sanford  Bernstein Core
Value Fund,  ASAF Sanford  Bernstein  Managed Index 500 Fund:  Sanford C. Bernstein & Co., LLP; (m) ASAF Alliance  Growth &
Income Fund;  Alliance Capital  Management  L.P.; (n) ASAF MFS Growth with Income Fund:  Massachusetts  Financial  Services
Company;  (o) ASAF American  Century  Strategic  Balanced Fund;  American  Century  Investment  Management,  Inc.; (p) ASAF
Federated  High  Yield  Bond  Fund:  Federated  Investment  Counseling;  (q) ASAF PIMCO  Total  Return  Bond Fund:  Pacific
Investment Management Company LLC; and (r) ASAF Money Market Fund: Wells Capital Management, Incorporated.

                                             INVESTMENT PROGRAMS OF THE FUNDS

..........The following  information  supplements,  and should be read in conjunction with, the discussion in the Prospectus of the  investment  objective  and  policies  of each  Fund.  The  investment  objective  of  each  Fund  and  supplemental information regarding its investment policies are described below separately for each Fund.

         The investment  objective and, unless otherwise  specified,  the investment  policies and limitations of each Fund are not "fundamental"  policies and may be changed by the Directors of the Company,  where applicable,  without shareholder approval.  Those investment policies  specifically labeled as "fundamental,"  including those described in the "Fundamental
Investment  Restrictions"  section of this SAI, may not be changed without  shareholder  approval.  Fundamental  investment policies of a Fund may be changed  only with the  approval of at least the lesser of (1) 67% or more of the total shares of the Fund represented at a meeting at which more than 50% of the outstanding  shares of the Fund are  represented,  or (2) a majority of the outstanding shares of the Fund.

ASAF INTERNATIONAL EQUITY FUND:

Investment  Objective:  The  investment  objective  of the Fund is to seek  long-term  capital  growth  by  investing  in a diversified  portfolio of  international  equity  securities the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

..........Real Estate  Investment  Trusts  ("REITs").  The Fund may invest in equity and/or debt securities issued by REITs.
Such investments will not exceed 5% of the total assets of the Fund.

..........REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

..........To the extent that the Fund  invests in REITs,  it could  conceivably  own real  estate  directly as a result of a default on the  securities  it owns.  The Fund,  therefore,  may be subject to  certain  risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

..........In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Fund. By investing in REITs indirectly  through the Fund, a shareholder will bear not only his/her  proportionate  share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

..........Reverse  Repurchase  Agreements.  The Fund may employ reverse  repurchase  agreements (i) for temporary  emergency purposes,  such as to meet  unanticipated  net redemptions so as to avoid  liquidating  other portfolio  securities  during unfavorable market conditions;  (ii) to cover short-term cash requirements  resulting from the timing of trade settlements;
or (iii) to take  advantage of market  situations  where the interest  income to be earned from the from the  investment of the proceeds of the transaction is greater than the interest  expense of the  transaction.  The Fund may enter into reverse repurchase  agreements  in amounts  not  exceeding  10% of the value of its total  assets.  Reverse  repurchase  agreements involve the risk that the market value of  securities  retained by the Fund in lieu of  liquidation  may decline  below the repurchase  price  of the  securities  sold by the Fund  that it is  obligated  to  repurchase.  This  risk  could  cause a reduction in the net asset value of the Fund's shares.

..........Additional  information about reverse repurchase agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending of  Portfolio  Securities.  While  securities  are being  lent,  the Fund will  continue  to  receive  the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Fund has the right to call its loans and obtain the  securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time that coincides with the normal  settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower  fail  financially.  Additional  information  about the  lending  of  portfolio  securities  is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Borrowings.  The Fund may borrow money to a limited extent from banks for temporary or emergency  purposes subject to the  limitations  under  the 1940  Act.  In  addition,  the Fund does not  intend  to  engage  in  leverage;  therefore, consistent with current  interpretations  of the SEC, the Fund will not purchase  additional  securities  while  borrowings from banks  exceed 5% of the Fund's  total  assets.  Additional  information  about  borrowing  is  included in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Securities  Issued  on  a  When-Issued  or  Delayed-Delivery   Basis.  The  Fund  may  purchase  securities  on  a
"when-issued"  basis, that is, delivery of and payment for the securities is not fixed at the date of purchase,  but is set after the securities are issued  (normally  within  forty-five days after the date of the  transaction).  The Fund also may purchase or sell  securities  on a  delayed-delivery  basis.  The payment  obligation  and the  interest  rate that will be received  on the  delayed  delivery-securities  are fixed at the time the buyer  enters  into the  commitment.  If the Fund purchases a when-issued  security or enters into a  delayed-delivery  agreement,  the Fund's  custodian bank will segregate cash or other  liquid  assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery  agreement commitment.  Additional  information  about  when-issued and  delayed-delivery  transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Short Sales "Against the Box." As described in the Trust's  Prospectus,  the Fund may from time to time make short sales against the box. To secure its  obligation to deliver the securities  sold short,  the Fund will deposit in escrow in a separate  account with its  custodian an equal amount of the  securities  sold short or  securities  convertible  into or exchangeable  for such  securities.  Because the Fund  ordinarily  will want to continue to receive  interest  and dividend payments on securities in its portfolio that are convertible  into the securities sold short,  the Fund will normally close out a short  position  covered by  convertible  securities by purchasing  and  delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

..........The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline,  causing a decline in the value of a security  owned by the Fund or a security  convertible  into or  exchangeable  for such security.
In such  case,  any  future  losses in the  Fund's  long  position  should  be  reduced  by a gain in the  short  position.
Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the Fund owns, either  directly or  indirectly,  and, in the case where the Fund owns  convertible  securities,  changes in the conversion premium.  In determining the number of shares to be sold short against the Fund's position in a convertible  security,  the anticipated  fluctuation  in the  conversion  premium  is  considered.  The Fund  may also  make  short  sales to  generate additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

..........Foreign  Securities.  The Fund normally invests primarily in foreign  securities,  including  American  Depositary
Receipts ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities  markets,  and EDRs, in bearer form, are designed for use in European  securities  markets.
ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC markets in the United States or Europe,  as the case may
be.  ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

..........To the extent the Fund  invests  in  securities  denominated  in  foreign  currencies,  the Fund bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including  common and preferred stock,  depositary  receipts for stock and fixed income or equity  securities  exchangeable  for or  convertible  into  stock) of foreign  companies  that  generally  are listed on a recognized  foreign  securities  exchange  or traded  in a foreign  over-the-counter  market.  The Fund may also  invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

..........Investments by the Fund in foreign securities,  whether denominated in U.S. currencies or foreign currencies,  may entail  risks that are  greater  than  those  associated  with  domestic  investments.  The risks of  investing  in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Investment  by the Fund in ADRs,  EDRs and similar  securities  also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign  investment through  diversification  and active professional management.

...................Developing  Countries.  A developing country or emerging market country can be considered to be a country that is in the  initial  stages of its  industrialization  cycle.  Currently,  emerging  markets  generally  include  every country in the world  other than the  developed  European  countries  (primarily  in Western  Europe),  the United  States,
Canada,  Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The  characteristics  of markets can change over time.
Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome  repatriation and similar restrictions,  the
lack  of  organized  and  liquid  securities  markets,   unacceptable  political  risks  or  other  reasons.  As  desirable opportunities  to invest in securities in emerging  markets  develop,  the Fund may expand and further broaden the group of emerging markets in which it invests.

..........Many of the risks  relating  to  foreign  securities  generally  will be greater  for  emerging  markets  than for developed  countries.  Many emerging  markets have  experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have very  negative  effects on the economies and securities  markets for certain  developing  markets.  Economies in emerging markets  generally are heavily  dependent upon international  trade and  accordingly,  have been and may  continue to be affected  adversely by trade  barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures imposed or negotiated by the countries  with which they trade.  These  economies  also have been and may  continue to be affected  adversely by economic conditions in the countries  with which they trade.  There also may be a lower level of securities  market  monitoring  and regulation of developing markets and the activities of investors in such markets,  and enforcement of existing  regulations has been  extremely  limited.  The  possibility  of revolution  and the  dependence on foreign  economic  assistance may be greater in these countries than in developed countries.

..........In addition,  brokerage commissions,  custodial services and other costs relating to investment in foreign markets are often higher than the costs of  investing  in the United  States;  this is  particularly  true with respect to emerging markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such  settlement  problems may cause emerging  market  securities to be illiquid.  The inability of the Fund to make intended  securities  purchases  due to  settlement  problems  could cause the Fund to miss  attractive  investment opportunities.  Inability to dispose of a portfolio  security  caused by settlement  problems could result in losses to the
Fund due to  subsequent  declines in value of the  portfolio  security  or, if the Fund has entered into a contract to sell the  security,  could  result in  liability  to the  purchaser.  Certain  emerging  markets  may lack  clearing  facilities equivalent  to those in  developed  countries.  Accordingly,  settlements  can pose  additional  risks in such  markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

..........The risk also exists that an emergency  situation may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Fund's  portfolio  securities in such markets may not be readily  available.  The Fund's  portfolio  securities  in the  affected  markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

..........Portfolio  Turnover.  Any particular security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent from the viewpoint of the Fund's  investment  objective,  regardless of the holding period of that security.
Additional  information  about portfolio  turnover is included in this Statement  under  "Portfolio  Transactions"  and the
Trust's Prospectus under  "Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options,  Futures and Currency Strategies.  The use by the Fund of options, futures contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation, or even no correlation,  between the price movements or an instrument  (such as an option contract) and the price movements of the investments  being hedged. In these  circumstances,  if a "protective put" is used to hedge a potential decline in a security and the security does decline in price,  the put option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors unrelated to the value of the investments being hedged,  such as changing  interest  rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Fund will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Fund.

         Additional  information on these  instruments is included in this SAI and the Company's  Prospectus under "Certain
Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

                  Cover.  Transactions  using  forward  contracts,  futures  contracts  and  options  (other  than  options purchased by a Fund) expose the Fund to an obligation to another  party.  A Fund will not enter into any such  transactions unless it owns  either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other  options,  forward contracts or futures  contracts or (2) cash or liquid  assets with a value  sufficient  at all times to cover its potential obligations  not covered as provided in (1) above.  The Fund will  comply  with SEC  guidelines  regarding  cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large  portion of a Fund's assets is used for cover or otherwise set aside, it could affect  portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

                  Writing Call Options.  The Fund may write (sell) covered call options on securities,  futures  contracts, forward  contracts,  indices and  currencies.  Writing call options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund would write a put option at an exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or currency.
The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract or currency  would decline below the exercise price less the premium received.

                  Purchasing  Put Options.  The Fund may purchase put options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund may enter into  closing  sale  transactions  with  respect to such  options, exercise such option or permit such option to expire.

         The Fund may also purchase put options on  underlying  securities,  contracts or  currencies  against which it has written  other put options.  For example,  where the Fund has written a put option on an underlying  security,  rather than entering a closing  transaction of the written  option,  it may purchase a put option with a different  strike price and/or expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in  combinations, these  strategies  are commonly  referred to as "put  spreads."  Likewise,  the Fund may write call  options on  underlying securities,  contracts or  currencies  against  which it has purchased  protective  put options.  This strategy is commonly referred to as a "collar."

                  Purchasing Call Options.  The Fund may purchase  covered call options on securities,  futures  contracts, forward  contracts,  indices  and  currencies.  The Fund may enter into  closing  sale  transactions  with  respect to such options, exercise such options or permit such options to expire.

         The Fund may also  purchase call options on underlying  securities,  contracts or currencies  against which it has written other call options. For example,  where the Fund has written a call option on an underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a call option with a different  strike price and/or expiration  date that would  eliminate  some or all of the risk  associated  with the written call.  Used in  combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The Fund will not purchase an OTC option  unless it believes that daily valuations for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are  transacted  with  dealers  directly  and not  through a clearing  corporation  (which  would  guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater than  options on  securities.
Because  index  options are settled in cash,  when the Fund writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  The Fund can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of  securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same  securities  as underlie the index and, as a result,  bears a risk that the value of the  securities  held will not be perfectly correlated with the value of the index.

                  Limitations on Options.  The Fund will not write options if,  immediately  after such sale, the aggregate value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the Fund's total assets.  The Fund will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5%
of the Fund's total assets.

                  Interest  Rate,  Currency  and Stock Index  Futures  Contracts.  The Fund may enter into  interest  rate, currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes  in  prevailing  levels  of  interest  rates,  currency  exchange  rates  or  stock  price  levels, respectively,  in order to establish more  definitely the effective  return on securities or currencies held or intended to be acquired by it. The Fund's  hedging may include sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and  decreases  in currency  exchange  rates and stock  prices,  and  purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures  Contracts that are traded on futures  exchanges and are  standardized as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and  trading  thereon in the United  States are regulated under the Commodity Exchange Act and by the CFTC.

         The Fund's Futures  transactions  will be entered into for hedging purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of  securities  or  currencies it has committed to purchase or expects to purchase.

         If the Fund were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid secondary  market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the Fund might be required to maintain the  position  being hedged by the Future or option or to maintain  cash or  securities  in a segregated account.

         Additional  information on Futures,  options on Futures, and their risks is included in this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged with a commercial  bank or other currency  dealer,  to purchase or sell a currency  against another currency at a future date and price as agreed upon by the  parties.  The Fund either may accept or make  delivery of the  currency  at the  maturity of the forward  contract.
The Fund may also, if its contra party agrees prior to maturity,  enter into a closing  transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward  contracts  varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions  then  prevailing.  Because forward  contracts are usually entered into on a  principal  basis,  no fees or  commissions  are  involved.  The use of  forward  contracts  does  not  eliminate fluctuations in the prices of the underlying  securities the Fund owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information on forward contracts and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the
1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF  International  Equity Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.  The Fund will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners  International  Growth
Fund) is to seek long-term growth of capital.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices  and  foreign  currencies,  forward  contracts  and  swaps.  The Fund  will not enter  into any  futures contracts or options on futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding  futures contracts  positions  and  options on futures  contracts  written  by the Fund would  exceed the market  value of the total assets of the Fund (i.e., no  leveraging).  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

..........Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S.
dollar-denominated  futures  contracts or options thereon which are linked to the London Interbank  Offered Rate ("LIBOR"), although foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable purchasers  to obtain a fixed rate for the  lending of funds and  sellers to obtain a fixed rate for  borrowings.  The Fund might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter  into  interest  rate  swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis  (i.e.,  the two payment  streams  are netted  out,  with the Fund receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be  maintained  in a segregated  account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount accrued on a daily basis of its obligations  with  respect to the swap.  The Fund will not enter into any  interest  rate  swap,  cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other  party to such a  transaction,  the Fund will have  contractual  remedies  pursuant  to the agreements related to the transaction.

..........The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount,  accrued on a daily basis,  of its  obligations  with respect to any caps or floors.

..........There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments that it contractually  is entitled to receive.  The Fund may buy and sell (i.e.,  write) caps and floors without  limitation,  subject to the segregation  requirement  described above. For an additional discussion of these strategies, see this SAI under "Certain Risk Factors and Investment Methods."

..........Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money  market  fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Zero-Coupon,  Pay-In-Kind and Step Coupon Securities.  The Fund may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon  debt securities and the risks involved  therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Pass-Through   Securities.   The  Fund  may  invest  in  various  types  of  pass-through   securities,   such  as
mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate  of interest in a pool of debt  obligations  that have been  repackaged by an  intermediary,  such as a bank or broker-dealer.  The  purchaser  of a  pass-through  security  receives  an  undivided  interest in the  underlying  pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed  through to  purchasers,  such as the Fund.  For an additional  discussion of  pass-through  securities  and certain risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which are receipts issued by an American bank or trust company  evidencing  ownership of underlying  securities issued by a foreign  issuer.  ADRs,  in registered  form,  are designed for use in U.S.  securities  markets.  Unsponsored  ADRs may be created  without the  participation  of the foreign  issuer.  Holders of these ADRs generally bear all the costs of the ADR facility,  whereas  foreign issuers  typically bear certain costs in a sponsored ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in European  Depositary  Receipts  ("EDRs"),  receipts issued by a European financial  institution  evidencing an arrangement  similar to that of ADRs, Global Depositary Receipts
("GDRs") and in other similar instruments representing securities of foreign companies.  EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

..........Reverse Repurchase  Agreements.  The Fund may enter into reverse repurchase  agreements.  The Fund will enter into such agreements only to provide cash to satisfy  unusually heavy  redemption  requests and for other temporary or emergency purposes,  rather than to obtain cash to make  additional  investments.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or  sub-advised  by the  Sub-advisor  may invest in repurchase  agreements and other money market  instruments  through a joint trading  account.  For a discussion  of reverse  repurchase  agreements  and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other  types of  income  producing  securities  that  the Fund may  purchase include, but are not limited to, the following types of securities:

..........         Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

..........         Standby Commitments.  These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

..........         Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF William Blair  International  Growth Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval:

..........1.       The Fund will not change its  policy to invest at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States  unless it provides 60 days prior  written notice to its shareholders.

..........2.       The Fund will not (i) enter into any futures  contracts and related  options for purposes other than bona fide hedging  transactions  within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish  positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging transactions  will  exceed 5% of the fair market  value of the Fund's net assets,  after  taking  into  account  unrealized profits and unrealized  losses on any such contracts it has entered into; and (ii) enter into any futures  contracts if the aggregate amount of the Fund's commitments under outstanding  futures contracts  positions would exceed the market value of its total assets.

..........3.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

..........4.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

..........5.       The Fund does not  currently  intend to purchase  securities  of other  investment  companies,  except in compliance  with the 1940  Act or the  conditions  of any  order of  exemption  from  the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates.

..........6.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the Fund's net asset value,  provided  that this  limitation  does not apply to reverse  repurchase agreements,  deposits of assets to margin,  guarantee  positions in futures,  options,  swaps or forward contracts,  or the segregation of assets in connection with such contracts.

..........7.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the  Sub-advisor acting  pursuant to authority  delegated by the Directors of the Company,  may determine  that a readily  available  market exists  for  securities  eligible  for  resale  pursuant  to  Rule  144A  under  the  Securities  Act of 1933  ("Rule  144A
Securities"),  or any successor to such rule, and Section 4(2) commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

..........8.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective  of the Fund  (will  be  renamed  Strategic  Partners  Small-Cap  Growth
Opportunity  Fund) is capital growth.  Realization of income is not a significant  investment  consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective.

Investment Policies:

..........Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

..........Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which  are  described  in the  Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."  Holders  of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts  ("GDRs")  and  in  other  similar  instruments representing securities of foreign companies.

..........Futures,  Options and Forward  Contracts.  The Fund may enter into  futures  contracts  on  securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign currencies,  and forward contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the Fund's total  assets.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately negotiated transactions on the types of securities,  and on indices based on the  types  of  securities,  in which  the Fund is  permitted  to  invest  directly.  The Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the Fund in a  negotiated transaction is illiquid,  the value of the option purchased or the amount of the Fund's  obligations under an option it has written,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and instruments and certain of their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights, bonds, notes and preferred stocks which are convertible  into or exchangeable  for common stocks.  Convertible  securities  have  characteristics  similar to both fixed income and equity  securities.  Because of the conversion  feature,  the market value of convertible  securities tends to move  together  with the market  value of the  underlying  common  stock.  As a result,  the Fund's  selection  of convertible  securities is based,  to a great  extent,  on the  potential  for capital  appreciation  that may exist in the underlying  stock.  The value of convertible  securities is also affected by prevailing  interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right, but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued and Delayed-Delivery  Securities.  When-issued and delayed-delivery  securities are securities subject
to  settlement  on  a  future  date.  For  fixed  income   securities,   the  interest  rate  realized  on  when-issued  or
delayed-delivery  securities  is fixed as of the  purchase  date and no  interest  accrues to the Fund  before  settlement.
These  securities  are subject to market  fluctuation  due to changes in market  interest rates and will have the effect of leveraging  the Fund's assets.  The Fund is permitted to invest in forward  commitments  or  when-issued  securities  where such  purchases are for investment and not for leveraging  purposes.  One or more  segregated  accounts will be established with the Fund's  custodian  bank, and the Fund will maintain  liquid assets in such accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.

         Small and Medium Capitalization  Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate  over time.  Therefore,  an  investment  in the Fund may be more suitable for long-term investors who can bear the risk of these  fluctuations.  While the  Sub-advisor  intends to invest in small  capitalization companies  that have strong  balance  sheets and favorable  business  prospects,  any  investment  in small  capitalization companies  involves  greater risk and price volatility than that  customarily  associated with investments in larger,  more established  companies.  This  increased  risk may be due to the  greater  business  risks of their  small or medium  size, limited  markets and financial  resources,  narrow product lines and frequent lack of management  depth.  The securities of small  capitalization  companies  are  often  traded in the  over-the-counter  market,  and might not be traded in  volumes typical of securities traded on a national  securities  exchange.  Thus, the securities of small  capitalization  companies are likely to be less liquid,  and subject to more abrupt or erratic  market  movements,  than  securities of larger,  more established companies.

         Over-The-Counter  Market.  The Fund  will  invest  in  over-the-counter  stocks.  In  contrast  to the  securities exchanges,  the  over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities of companies  which  initially  satisfy  certain  defined  standards.  Generally,  the  volume of trading  in an  unlisted  or over-the-counter  common  stock is less than the volume of trading in a listed  stock.  This means that the depth of market liquidity  of some stocks in which the Fund invests may not be as great as that of other  securities  and, if the Fund were to dispose of such a stock,  they might have to offer the shares at a discount  from recent  prices,  or sell the shares in small lots over an extended period of time.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF PBHG Small-Cap Growth Fund. These  limitations are not  "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.

..........1.       The Fund  will not  change  its  policy  to  invest  at least  80% of the  value of its  assets  in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the  Directors,  may determine  that a readily  available  market exists for securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

..........5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF DeAM Small-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Small-Cap Growth
Fund) is to seek  maximum  appreciation  of  investors'  capital  from a portfolio  primarily  of growth  stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write  (sell)  call  options on  securities  as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise  price of the option,  or will  establish  and  maintain  with the Fund's  custodian  for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection  with the optioned  securities.  The Fund may write put options  provided  that, so long as the Fund is  obligated  as the  writer of the  option,  the Fund owns an option to sell the  underlying  securities subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and maintains with the custodian in a segregated  account eligible  securities  having a value equal to or greater than the exercise  price of the option.  The premium  received for writing an option will reflect,  among other things,  the current market  price of the  underlying  security,  the  relationship  of the  exercise  price to such  market  price,  the  price volatility of the underlying  security,  the option  period,  supply and demand and interest  rates.  The Fund may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread between the security  underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the  current  market  value of the  underlying  security  at the time the option is written.  The Fund may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options. The Fund may deal in over-the-counter  traded options ("OTC options").  Unlike exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally  done by reference to  information  from market  makers,  which  information  is carefully  monitored by the  Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Fund receives the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the Fund will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions  if necessary and,  therefore,  present  minimal credit risks to the Fund. The Sub-advisor will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund  currently will not engage in
OTC options  transactions  if the amount  invested by the Fund in OTC  options,  plus a "liquidity  charge"  related to OTC options  written by the Fund, plus the amount  invested by the Fund in other illiquid  securities,  would exceed 15% of the
Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund  anticipates  entering  into  agreements  with dealers to which the Fund sells OTC  options.  Under these agreements  the Fund would have the absolute  right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction  will be the Repurchase  Price related to the OTC option less the intrinsic value of the OTC  option.  The  intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic  value will be the amount by which the exercise  price exceeds the current market value of the  underlying  security.  If there is no such  agreement  requiring  a dealer to allow the Fund to  repurchase  a specific  OTC option  written by the Fund,  the
"liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or  intends  to  purchase,  and not for  speculation.  When the Fund  writes an option on a  securities  index,  it will be required to deposit  with its  custodian  and  mark-to-market  eligible  securities  to the extent  required by  applicable regulation.  Where the Fund  writes a call  option on a  securities  index at a time when the  contract  value  exceeds the exercise price,  the Fund will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents  equal in value to such excess.  The Fund may also purchase and sell options on indices  other than  securities indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  Index options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund  holds or  intends to  purchase.  For  example,  when the  near-term  market  view is  bearish  but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge against  market  increases by entering  into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its  investment  objective.  Also,  if the Fund owned  long-term  bonds and interest  rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Fund could hold  short-term  debt  securities and benefit  from the  income  earned by  holding  such  securities,  while at the same time the Fund  could  purchase  futures contracts  on  long-term  bonds or the cash  value of a  securities  index.  Thus,  the Fund could  take  advantage  of the anticipated  rise in the value of long-term bonds without  actually buying them. The futures  contracts and short-term debt securities  could then be liquidated  and the cash proceeds used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences in value arising from the  delivery of  securities  with a different  interest  rate than that  specified  in the  contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may  purchase  and write  call and put  options  on  financial  futures  contracts.  Options  on  futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Fund will not enter into any  futures  contracts  or options on futures  contracts  if the  aggregate  of the  contract  value of the outstanding  futures contracts of the Fund and futures  contracts subject to outstanding  options written by the Fund would exceed 50% of the total assets of the Fund. For an additional  discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks  involved  therein,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities
Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such  commercial  paper may be issued  only to finance  current  transactions  and must  mature in nine months or less.  Such  commercial  paper is traded primarily by institutional  investors  through  investment  dealers,  and individual  investor  participation in the commercial  paper  market is very  limited.  The Fund also may  invest  in  commercial  paper  issued  in  reliance  on the so-called  "private  placement"  exemption  from  registration  afforded  by  Section  4(2) of the  Securities  Act of 1933
("Section  4(2)  paper").  Section 4(2) paper is  restricted  as to  disposition  under the federal  securities  laws,  and generally  is sold to  institutional  investors,  such as the  Fund,  who  agree  that  they are  purchasing  the paper for investment  and not with a view to public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section  4(2) paper will be considered  illiquid,  and subject to the Fund's  limitation on investing in illiquid  securities,  unless the  Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may  invest  in  asset-backed  and  mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Fund will currently invest in only those  collateralized  obligations that are fully  collateralized and would not  materially  alter the risk profile of the Fund.  Fully  collateralized  means that the  collateral  will generate cash flows  sufficient  to meet  obligations  to  holders of the  collateralized  obligations  under even the most  conservative prepayment and interest rate projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case prepayment  condition  and  to  minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated.  The Fund does not  currently  intend to  invest  more than 5% of its total  assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Fund's  limitation on illiquid  securities  unless they are  determined to be liquid under  guidelines  established  by the
Board of Directors.

         In  reliance  on an  interpretation  by the SEC,  the  Fund's  investments  in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional  fixed or  floating  rate  collateralized  obligations,  and their yield and value will  fluctuate  in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest  rate  adjustments.  Currently,  the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF DeAM  Small-Cap  Growth  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be  changed  without shareholder approval.  The Fund will not:

..........1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF Gabelli Small-Cap Value Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Small Company Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

..........Although  primarily all of the Fund's  assets are invested in common  stocks,  the Fund may invest in  convertible securities,  corporate  debt  securities and preferred  stocks.  The  fixed-income  securities in which the Fund may invest include,  but are not  limited  to,  those  described  below.  See this SAI under  "Certain  Risk  Factors  and  Investment
Methods," for an additional discussion of debt obligations.

..........U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

..........U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

..........Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Fund may invest in U.S. banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

..........Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

..........Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

..........Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

..........Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

..........Supranational  Entities.  The Fund may also invest in the securities of certain  supranational  entities,  such as the International Development Bank.

..........Lower-Rated  Debt  Securities.  The Fund's  investment  program  permits it to  purchase  below  investment  grade securities,  commonly  referred  to as "junk  bonds."  The Fund will not  purchase  a junk bond if  immediately  after such purchase  the Fund would have more than 5% of its total  assets  invested in such  securities.  Since  investors  generally perceive  that there are greater  risks  associated  with  investment  in lower  quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality  securities.  However,  the principal value of lower-rated securities  generally  will  fluctuate  more widely than higher  quality  securities.  Lower quality  investments  entail a higher  risk of  default  -- that is,  the  nonpayment  of  interest  and  principal  by the  issuer  than  higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Fund seeks to reduce risk by portfolio  diversification,  credit analysis, and attention to trends in the economy,  industries and financial markets, such  efforts  will not  eliminate  all risk.  There  can,  of  course,  be no  assurance  that the Fund will  achieve  its investment objective.

..........After  purchase by the Fund, a debt  security may cease to be rated or its rating may be reduced below the minimum required  for  purchase  by the Fund.  Neither  event  will  require a sale of such  security  by the  Fund.  However,  the
Sub-advisor  will consider such event in its  determination  of whether the Fund should  continue to hold the security.  To the extent  that the  ratings  given by Moody's  or S&P may  change as a result of changes in such  organizations  or their rating  systems,  the Fund will attempt to use  comparable  ratings as standards for  investments  in  accordance  with the investment policies contained in the Company's Prospectus.

..........Junk bonds are regarded as  predominantly  speculative  with respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Fund invests in such bonds,  achievement of its investment  objective will be more dependent on the
Sub-advisor's  credit  analysis than would be the case if the Fund was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated  bonds,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

..........Writing  Covered Call Options.  The Fund may write (sell)  American or European  style  "covered" call options and purchase  options to close out options  previously  written by the Fund. In writing covered call options,  the Fund expects to generate  additional  premium  income which should serve to enhance the Fund's total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

..........The Fund will  write only  covered  call  options.  This means  that the Fund will own the  security  or  currency subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the  "covered"  option,  or will  establish  and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call options may be written  will be  purchased  solely on the basis of investment  considerations  consistent  with the Fund's  investment  objective.  The writing of covered  call  options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Fund will not do), but capable of enhancing the Fund's total return.  When writing a covered call  option,  a fund,  in return for the  premium,  gives up the  opportunity  for  profit  from a price  increase  in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the Fund has no control  over when it may be  required  to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is  exercised, the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered  by a call to be  "pledged"  as that term is used in the  Fund's  policy  which  limits the pledging or mortgaging of its assets.

..........Call  options  written by the Fund will  normally  have  expiration  dates of less than nine  months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the options are written.  From time to time,  the Fund may  purchase an  underlying security or currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it,  rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option  will  reflect,  among  other  things,  the  current  market  price of the  underlying  security  or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor, in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the Fund for writing  covered  call options will be recorded as a liability of the Fund.
This  liability will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received from the writing of the option.  Because  increases in the market price of a call option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase  of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or currency owned by the Fund.

..........The Fund will not write a covered  call  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put options  exceeds 25% of the market value of the Fund's total  assets.  In calculating the 25% limit,  the Fund will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing  Covered Put  Options.  The Fund may write  American or European  style  covered put options and  purchase options to close out options previously written by the Fund.

..........The Fund  would  write put  options  only on a covered  basis,  which  means  that the Fund  would  maintain  in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Fund will own an option to sell the underlying  security or currency  subject to the option having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is outstanding.  (The rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure  payment of the exercise  price.) The Fund would  generally  write  covered put options in  circumstances  where the
Sub-advisor  wishes to purchase the  underlying  security or currency for the Fund at a price lower than the current market price of the security or  currency.  In such event the Fund would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.  Since the Fund would also receive interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance  current  return during  periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.
Such a decline could be substantial and result in a significant  loss to the Fund. In addition,  the Fund,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund  will not write a covered  put  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering put or call options  exceeds 25% of the market  value of the Fund's total  assets.  In calculating the 25% limit,  the Fund will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may  purchase  American or European  style put options.  As the holder of a put option,  the Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale transactions  with  respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its securities or currencies.
An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

..........The premium  paid by the Fund when  purchasing  a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling  (writing) of an identical option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase  American or European style call options.  As the holder of a call option,  the Fund has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with  respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could  reduce its current return.  The Fund may also purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided in this SAI under "Certain Risk Factors and Investment Methods."

..........The Fund may also  purchase  call  options on  underlying  securities  or  currencies  it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options. The Fund may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise  exchange-traded  options, if the Fund were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option  were  exercised.  Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the expected  benefit of the transaction.  For a discussion of dealer options,  see this SAI under "Certain
Risk Factors and Investment Methods."

..........Futures Contracts:

..........         Transactions  in Futures.  The Fund may enter into futures  contracts,  including  stock index,  interest rate and  currency  futures  ("futures"  or  "futures  contracts").  The Fund may also  enter into  futures on  commodities related  to the  types of  companies  in which it  invests,  such as oil and gold  futures.  Otherwise  the  nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

..........         Stock  index  futures  contracts  may be used to  attempt  to  hedge a  portion  of the  Fund,  as a cash management  tool,  or as an efficient  way for the  Sub-advisor  to  implement  either an increase or decrease in portfolio market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the Fund  successfully,  the Fund must sell futures  contacts  with respect to indices or subindices  whose  movements  will have a  significant  correlation  with  movements in the prices of the Fund's securities.

..........         Interest  rate or  currency  futures  contracts  may be used to  attempt  to  hedge  against  changes  in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective return on  securities  or  currencies  held or intended to be acquired by the Fund.  In this regard,  the Fund could sell interest rate or currency  futures as an offset  against the effect of expected  increases  in interest  rates or currency  exchange rates and  purchase  such  futures as an offset  against  the effect of expected  declines  in  interest  rates or currency exchange rates.

..........         The Fund will enter into futures  contracts  which are traded on national or foreign  futures  exchanges, and are  standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the
United  States are regulated  under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........         Regulatory  Limitations.  The Fund will engage in futures  contracts  and options  thereon  only for bona fide hedging,  yield enhancement,  and risk management  purposes,  in each case in accordance with rules and regulations of the CFTC.

..........         The Fund may not  purchase or sell  futures  contracts  or related  options if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin deposits and  premiums  paid on those  positions  would  exceed 5% of the net asset  value of the Fund  after  taking  into  account unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5%
limitation.  For  purposes  of this  policy  options  on  futures  contracts  and  foreign  currency  options  traded  on a commodities  exchange will be  considered  "related  options."  This policy may be modified by the Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

..........         In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Fund,  an amount of cash or other  liquid  assets  equal to the market  value of the futures  contracts  and options thereon (less any related margin  deposits),  will be identified by the Fund to cover the position,  or  alternative  cover
(such as owning an  offsetting  position)  will be employed.  Assets used as cover cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced with similar  assets.  As a result,  the commitment of a large portion of the Fund's assets as cover could impede  portfolio  management  or the Fund's  ability to meet  redemption requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.  As an  alternative to writing or purchasing  call and put options on stock index  futures,  the Fund may write or  purchase  call and put options on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to  purchase  or sell  futures  contracts  (or  options thereon)  may be made on  behalf  of the Fund  and  other  mutual  funds or  portfolios  of  mutual  funds  managed  by the
Sub-advisor or Rowe  Price-Fleming  International,  Inc. Such aggregated  orders would be allocated among the Fund and such other  portfolios  managed  by the  Sub-advisor  in a fair  and  non-discriminatory  manner.  See  this  SAI and  Company's
Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

..........Additional  Futures and Options  Contracts.  Although the Fund has no current  intention of engaging in futures or options  transactions  other than those  described  above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Foreign  Futures and Options.  The Fund is permitted to invest in foreign  futures and options.  For a description of foreign futures and options and certain risks involved  therein as well as certain risks involved in foreign  investing, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of  foreign  issuers.  There  are  special  risks  in  foreign  investing.  Certain  of these  risks  are  inherent  in any international  mutual fund while others relate more to the  countries in which the Fund will invest.  Many of the risks are more  pronounced for  investments  in developing or emerging  countries,  such as many of the countries of Southeast  Asia,
Latin  America,  Eastern  Europe and the Middle East.  For an additional  discussion of certain risks involved in investing in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

..........The Fund may enter into forward  contracts  for a variety of purposes in  connection  with the  management  of the foreign  securities  portion of its portfolio.  The Fund's use of such contracts would include,  but not be limited to, the following:  First,  when the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that one currency may experience a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Fund's securities  denominated in such foreign currency.  Alternatively,  where appropriate,  the Fund may hedge all or part of its foreign  currency  exposure  through the use of a basket of currencies or a proxy  currency where such currency or currencies act as an effective proxy for other  currencies.  In such a case, the Fund may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.
The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering  into  separate  forward contracts for each currency held in the Fund.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a  consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term  currency market movement is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency  parities will be incorporated  into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

..........The Fund may enter into forward contracts for any other purpose  consistent with the Fund's  investment  objective and policies.  However, the Fund will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder would exceed the Fund's holdings of liquid assets and currency available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract,  the
Fund may net offsetting positions.

..........At the maturity of a forward contract,  the Fund may sell the portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity  of the forward  contract  (by  "rolling"  that contract forward) or may initiate a new forward contract.

..........If the Fund retains the portfolio  security and engages in an offsetting  transaction,  the Fund will incur a gain or a loss (as  described  below) to the  extent  that  there has been  movement  in forward  contract  prices.  If the Fund engages  in an  offsetting  transaction,  it may  subsequently  enter  into a new  forward  contract  to sell  the  foreign currency.  Should forward prices  decline  during the period  between the Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract for the purchase of the foreign  currency, the Fund will  realize a gain to the  extent  the price of the  currency  it has  agreed to sell  exceeds  the price of the currency  it has agreed to  purchase.  Should  forward  prices  increase,  the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

..........The Fund's dealing in forward foreign  currency  exchange  contracts will generally be limited to the transactions described  above.  However,  the Fund  reserves the right to enter into forward  foreign  currency  contracts for different purposes and under  different  circumstances.  Of course,  the Fund is not required to enter into  forward  contracts  with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.
It also should be  realized  that this method of hedging  against a decline in the value of a currency  does not  eliminate fluctuations  in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.
Additionally,  although  such  contracts  tend to  minimize  the risk of loss due to a decline  in the value of the  hedged currency,  at the same time,  they tend to limit any  potential  gain which  might  result from an increase in the value of that currency.

..........Although the Fund values its assets daily in terms of U.S. dollars,  it does not intend to convert its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are  buying  and  selling  various currencies.  Thus, a dealer may offer to sell a foreign  currency to the Fund at one rate,  while offering a lesser rate of exchange  should the Fund desire to resell that currency to the dealer.  For a discussion of certain risk factors  involved in foreign  currency  transactions,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign Exchange  Contracts.  The Fund may enter into certain option,  futures, and forward foreign exchange contracts,  including options and futures on currencies,  which may be treated as Section 1256 contracts and/or part of a straddle.

..........Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Fund's  fiscal  year and any gains or losses will be  recognized  for tax  purposes at that time.  Gains or losses from the normal closing or settlement of such contracts,  as well as from the disposition of such contracts,  will be  characterized as 60%  long-term  capital  gain  (taxable  at a  maximum  rate of 15%) or loss  and 40%  short-term  capital  gain or loss regardless of the holding period of the instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Fund will be required to distribute net gains on such  transactions  to  shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

..........Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign currency  denominated bond or currency  position (or certain other positions) may be considered  straddles for tax  purposes,  in which case a loss on any  position  in a  straddle  will be  subject  to  deferral  to the extent of unrealized  gain in an offsetting  position.  The holding  period of the  securities or currencies  comprising the straddle will be deemed not to begin until the  straddle is  terminated.  The holding  period of the  security  offsetting a written in-the-money  "qualified  covered  call"  option on an equity  security  generally  will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than one year prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal income tax treatment as a regulated  investment  company, at least 90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  generally  dividends, interest,  income derived from certain  securities loans, and gains from the sale of securities or currencies.  There could be legislative,  judicial or administrative  developments that limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

..........In addition,  entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of  offsetting  securities,  which  could  result  in a taxable  gain to the  Fund.  The Fund  would be  required  to distribute  any such gain even  though it would not  receive  proceeds  from the sale at the time the  option,  futures  or forward position is entered into.

..........Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depository  instrument  (hereinafter
"Hybrid  Instruments).  Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved in investing in hybrid  instruments  see this SAI under  "Certain  Risk Factors and  Investment
Methods."

..........Reverse  Repurchase  Agreements.  Although  the Fund has no  current  intention,  in the  foreseeable  future,  of engaging in reverse  repurchase  agreements,  the Fund  reserves  the right to do so.  Reverse  repurchase  agreements  are ordinary  repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.

         Short Sales.  The Fund may, from time to time,  make short sales of securities it owns or has the right to acquire through  conversion or exchange of other  securities  it owns (short sales  "against the box").  In a short sale,  the Fund does not  immediately  deliver the  securities  sold or receive the proceeds from the sale.  The Fund may make a short sale against  the box in order to hedge  against  market  risks  when it  believes  that the price of a  security  may  decline, affecting  the Fund  directly if it owns that  security  or causing a decline in the value of a security  owned by the Fund that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short,  the Fund will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities  convertible  into, or exchangeable for, the  securities.  The Fund may close out a short  position by purchasing  and delivering an equal amount of securities sold  short,  rather  than by  delivering  securities  already  held by the Fund,  because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

..........Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein,  see this SAI under
"Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Fund may invest in small,  less  well-known  companies that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited trading market,  which may adversely  affect their  disposition  and can result in their being priced lower than might otherwise be the case. If other  investment  companies and investors who invest in such issuers trade the same  securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its  diversification  and other investment  restrictions, including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this SAI under "Fundamental  Investment  Restrictions").  Because such investments are ordinarily short term in nature,  they will tend to increase the Fund's  portfolio  turnover rate,  thereby  increasing its brokerage and other  transaction  expenses.  The Sub-advisor  intends to select  investments of the type described that, in its view,  have a reasonable  prospect of capital  growth that is significant in relation to both the risk involved and the potential of available alternate investments.

..........Lending of Fund  Securities.  Securities  loans are made to  broker-dealers  or  institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are  being  lent,  the Fund  will  continue  to  receive  the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Fund has a right to call each loan and  obtain the  securities  on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for purchases and sales of such  securities in such foreign  markets.
The Fund will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured  credit,  consist of possible  delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

..........When-Issued  Securities and Forward Commitment  Contracts.  The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Fund's  investments in debt securities may be in the form of when-issueds and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery and payment take place at a later date.  Normally,  the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially longer for  forwards.  The Fund will cover its  commitments  with respect to these  securities by  maintaining  cash and/or other liquid assets with its custodian  bank equal in value to these  commitments  during the time between the purchase and the  settlement.  Such  segregated  securities  either will mature or, if  necessary,  be sold on or before the  settlement date. For a discussion of these  securities and the risks  involved  therein,  see this SAI under "Certain Risk Factors and
Investment Methods."

..........Money  Market   Securities.   The  Fund  will  hold  a  certain   portion  of  its  assets  in  U.S.  and  foreign
dollar-denominated  money market securities,  including repurchase agreements,  rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions  in the  securities  of  companies  that may also be  suitable  for  investment  by the  Fund.  The securities  in which the Fund might  invest may thereby be limited to some  extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company  that might  otherwise  be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their advisory  accounts  have or acquire a  significant  position in the same  securities.  However,  the  Sub-advisor  does not believe that the investment  activities of its affiliates  will have a material  adverse effect upon the Fund in seeking to achieve its  investment  objectives.  In addition,  orders for the Fund  generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor or its affiliates  have a substantial  pecuniary  interest.
The  Fund may  invest  in the  securities  of  companies  that  are  investment  management  clients  of the  Sub-advisor's affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be  minority  shareholders  of the
Sub-advisor or its affiliates.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Gabelli Small-Cap Value Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

..........2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

..........3.       Invest in companies for the purpose of exercising management or control;

..........4.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Fund's net asset value;

..........5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

..........6.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment  Company  Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates;

..........7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

..........8.       Mortgage,  pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging  or  hypothecating  may not exceed 33 1/3% of the Fund's  total  assets at the time of  borrowing  or investment;

..........9.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Company's Prospectus and this SAI;

..........10.      Sell securities short,  except that the Fund may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

..........11.      Invest in  warrants  if, as a result  thereof,  more than 10% of the value of the net  assets of the Fund would be  invested  in  warrants,  except  that this  restriction  does not apply to  warrants  acquired as a result of the purchase of another  security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

ASAF Goldman Sachs Mid-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Mid-Cap Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly  traded in the United States.  Investing in securities of foreign  issuers  generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and unsponsored  American  Depositary  Receipts  ("ADRs"), which are  described  in the  Company's  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts  ("GDRs")  and  in  other  similar  instruments representing securities of foreign companies.

..........Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market  funds  managed  by the  Sub-advisor  in excess of the  limitations  of Section  12(d)(1)  under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

..........Municipal  Obligations.  The  Fund  may  invest  in  municipal  obligations  issued  by  states,  territories  and possessions  of the United  States and the District of  Columbia.  The value of  municipal  obligations  can be affected by changes in their  actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the  economic  feasibility  of the revenue  bond  project or general  borrowing  purpose,  political  or economic developments in the region where the security is issued,  and the liquidity of the security.  Because municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The  liquidity of some  municipal  obligations  may be enhanced by demand  features,  which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

..........Income-Producing  Securities.  Types of  income-producing  securities that the Fund may purchase include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities  having interest rates that are adjusted periodically  according to a specified  formula,  usually with  reference to some  interest  rate index or market  interest rate,  and (ii) tender option bonds,  which are relatively  long-term  bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities to the institution at periodic  intervals.  Variable and floating rate obligations often carry demand features  permitting the holder to demand payment of principal at any time or at specified  intervals  prior to maturity.  The Fund may also acquire standby  commitments,  which are instruments  similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will purchase  standby  commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its  portfolio.  The Fund may also invest in inverse  floaters,  which are debt  instruments the interest on which varies in an inverse  relationship to the interest  rate on another  security.  If movements in interest  rates are  incorrectly  anticipated,  the Fund could lose money or its net asset value could  decline by the use of inverse  floaters.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund may also invest in strip bonds,  which are debt  securities that are stripped of their  interest  (usually  by a  financial  intermediary)  after the  securities  are  issued.  The  market  value of these securities  generally  fluctuates  more in  response  to  changes in  interest  rates than  interest-paying  securities  of comparable maturity.

..........Zero Coupon,  Step Coupon and  Pay-In-Kind  Securities.  The Fund may invest in zero coupon,  pay-in-kind and step coupon  securities.  Zero coupon bonds are  described in this SAI under  "Certain  Risk  Factors and  Investment  Methods."
Step  coupon  bonds  trade at a discount  from their face  value and pay  coupon  interest.  The coupon  rate is low for an initial  period and then  increases to a higher  coupon rate  thereafter.  The  discount  from the face amount or par value depends on the time remaining  until cash payments  begin,  prevailing  interest  rates,  liquidity of the security and the perceived  credit  quality of the  issuer.  Pay-in-kind  bonds  normally  give the issuer an option to pay cash at a coupon payment  date or give the holder of the  security a similar  bond with the same  coupon  rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally,  the market prices of zero coupon,  step coupon and  pay-in-kind  securities are more volatile than the prices of securities that pay interest  periodically  and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt  securities  having  similar  maturities and credit  quality.  Additionally,  the
Fund may have to sell  portfolio  holdings so that it is able to distribute  cash in order to satisfy  current  federal tax law  requirements to distribute  income accrued,  but not actually  received,  on zero coupon,  step coupon and pay-in-kind securities.  This may  cause the Fund to incur  capital  gains or losses on such  sales,  as well as reduce  the  assets to which  Fund  expenses  could be  allocated  and  reduce  the rate of return  for the Fund.  For  additional  discussion  of potential tax consequences of investing in zero coupon securities, see this SAI under "Tax Considerations."

..........High-Yield/High-Risk  Securities.  The Fund may invest in bonds that are rated below  investment  grade.  The Fund may also invest in unrated debt securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily of lower quality  than rated  securities,  may not have as broad a market.  Because of the size and  perceived  demand of the issue, among other factors,  certain  municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in  determining  whether to purchase  unrated  municipal  bonds.  Unrated  bonds will be included in those bonds rated below  investment  grade unless the  Sub-advisor  deems such  securities to be the  equivalent  of  investment  grade securities.  For a description of these  securities and a discussion of the risks  involved  therein,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund may purchase defaulted  securities  subject to the above limits, but only when the Sub-advisor  believes, based upon its analysis of the financial  condition,  results of operations and economic  outlook of an issuer,  that there is  potential  for  resumption  of income  payments  and that the  securities  offer an  unusual  opportunity  for  capital appreciation.  Notwithstanding  the  Sub-advisor's  belief as to the  resumption  of income,  however,  the purchase of any security  on which  payment of interest or  dividends  is  suspended  involves a high degree of risk.  Such risk  includes, among other things, the following:

..........         Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial  and  market  risks  that can result in  substantial  or, at times,  even  total  losses.  Issuers  of  defaulted securities may have substantial  capital needs and may become involved in bankruptcy or reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be  difficult to obtain  information  about their  condition.  The market  prices of  securities  of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such  securities  may be greater than normally expected.

..........         Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the
Sub-advisor  expects an active  market to be  maintained,  defaulted  securities  may be less  actively  traded  than other securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.
The Fund will limit  holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's  ability to readily dispose of securities to meet redemptions.

..........         Other.  Defaulted  securities  require active  monitoring  and may, at times,  require  participation  in bankruptcy or receivership proceedings on behalf of the Fund.

..........Reverse  Repurchase  Agreements.  The Fund may use  reverse  repurchase  agreements  to  provide  cash to  satisfy unusually  heavy  redemption  requests or for other  temporary  or  emergency  purposes  without the  necessity  of selling portfolio  securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes.  The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems  creditworthy.  Using reverse repurchase  agreements to earn additional  income  involves the risk that the interest  earned on the invested  proceeds is less than the expense of the reverse  repurchase  agreement  transaction.  This technique may also have a leveraging effect on the Fund,  although the requirement for the Fund to segregate assets in the amount of the reverse  repurchase  agreement minimizes this effect.

..........For an additional  discussion of reverse repurchase agreements and their risks, see the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Futures,  Options and Forward  Contracts.  The Fund may enter into  futures  contracts  on  securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign currencies,  and forward contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the Fund's total  assets.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write  options  that are  traded  on  United  States  and  foreign  securities  exchanges  and over-the-counter  on the  types of  securities,  and on  indices  based on the  types of  securities,  in which the Fund is permitted to invest directly.  The Fund will effect  over-the-counter  options  transactions  only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy by the
Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased  or written by the Fund in a  negotiated  transaction  is  illiquid,  the value of the option  purchased  or the amount of the Fund's  obligations  under an option it has  written,  as the case may be,  will be subject to the Fund's  limitation  on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do
so. For a  description  of these  strategies  and  instruments  and certain of their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Eurodollar  Instruments.  The Fund may make  investments in Eurodollar  instruments.  Eurodollar  instruments  are
U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are linked to the London  Interbank  Offered  Rate
("LIBOR"),  although  foreign  currency-denominated  instruments  are  available  from  time to  time.  Eurodollar  futures contracts  enable  purchasers  to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for borrowings.  The Fund might use Eurodollar  futures  contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and fixed-income instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter  into  interest  rate  swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis  (i.e.,  the two payment  streams  are netted  out,  with the Fund receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of its obligations  with  respect to the swap.  The Fund will not enter into any  interest  rate  swap,  cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the
Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the payments  that it  contractually  is entitled to receive.  The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Goldman Sachs Mid-Cap Growth Fund. These  limitations are not  "fundamental"  restrictions,  and may be changed by the Directors without shareholder approval.

..........1.       The Fund  will not  change  its  policy  to  invest  at least  80% of the  value of its  assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the Fund's net asset value,  provided  that this  limitation  does not apply to reverse  repurchase agreements,  margin and other deposits in connection with transactions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

..........5.       The Fund does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of  principal  and  interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual restrictions  on resale or the absence of a readily  available  market.  The Directors,  or the Fund's  Sub-advisor  acting pursuant to authority  delegated by the  Directors,  may determine  that a readily  available  market exists for securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

..........6.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Relative Value Fund) is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding
33-1/3%  of  its  total  assets  to  banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by  the
Sub-advisor.  Borrowers are required  continuously to secure their  obligations to return  securities on loan from the Fund by depositing  collateral,  which will be marked to market daily,  in a form determined to be satisfactory by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market  daily.  The
Sub-advisor  believes  the risk of loss on these  transactions  is slight  because,  if a borrower  were to default for any reason,  the collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase Agreements.  In a reverse repurchase agreement,  the Fund sells portfolio securities subject to its agreement to repurchase  the securities at a later date for a fixed price  reflecting a market rate of interest;  these agreements  are  considered  borrowings  for  purposes  of  the  Fund's  investment  limitations  and  policies  concerning borrowings.  There is a risk that the  counterparty  to a reverse  repurchase  agreement  will be  unable or  unwilling  to complete the transaction as scheduled, which may result in losses to the Fund.

         Covered Call  Options.  The Fund may write  covered call options on  securities it owns valued at up to 10% of its net assets and may  purchase  call  options  in related  closing  transactions.  Generally,  the  purpose of writing  these options  is to reduce the  effect of price  fluctuations  of  securities  held by the Fund on the  Fund's net asset  value.
Securities  on  which  call  options  may be  written  by  the  Fund  are  purchased  solely  on the  basis  of  investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified price at any time until a certain  date if the  purchaser  decides to exercise the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered"  call options on securities it owns. So long as the  obligation of the writer of the call  option  continues,  the writer may be  assigned an exercise  notice,  requiring  it to deliver the  underlying security  against payment of the exercise price. The Fund may be obligated to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified  price until a specified  date. A call option  would be  purchased  by the Fund to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in  contrast to the writing of "naked" or  uncovered  call  options,  which the Fund will not do),  but is capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security above the exercise price,  but conversely  retains the risk of loss  should  the  price  of the  security  decline.  If a call  option  that  the  Fund  has  written  expires unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the  underlying  security  during the option  period.  If the call option is  exercised,  the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts  between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus, when the Fund sells or purchases an OTC option,  it  generally  will be able to "close out" the option  prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the Fund  originally  sold or  purchased  the option. The Sub-advisor  monitors the  creditworthiness of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this SAI under  "Certain  Risk
Factors and Investment Methods."

           The premium  received (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the relationship of the exercise price to the market price, the historical  price  volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium received by the Fund for writing an option is recorded  as a liability  on the Fund's  statement  of assets and  liabilities.  This  liability  is adjusted  daily to the option's current market value.

         The Fund pays the brokerage commissions in connection with purchasing or writing options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks, see this SAI and the Company's Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt securities issued by foreign issuers (including  governments and  quasi-governments)  and foreign branches of U.S. banks,  including  negotiable CDs and commercial  paper.  These  investments  are  subject  to  the  Fund's  quality  standards.  While  investments  in  foreign securities are intended to reduce risk by providing further  diversification,  such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt, or other  income-producing  securities that are denominated in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible  securities,  (3) CDs, commercial  paper,  fixed-time  deposits,  and bankers'  acceptances  issued by foreign  banks,  (4)  obligations  of other corporations,  and (5)  obligations  of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities, international  agencies,  and  supranational  entities.  Risks of  investing  in foreign  currency  denominated  securities include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse  changes in  investment or exchange control  regulations  (which  could  prevent  cash  from  being  brought  back  to the  U.S.),  and  (3)  expropriation  or nationalization  of foreign  portfolio  companies.  Mail service  between the U.S. and foreign  countries  may be slower or less reliable than within the United States, thus increasing the risk of delayed  settlements of portfolio  transactions or loss of  certificates  for  portfolio  securities.  For an  additional  discussion  of the risks  associated  with  foreign securities,  whether  denominated in U.S. dollars or foreign  currencies,  see this SAI and the Company's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested  and no return is earned  thereon.  The inability of the Fund to make  intended  security  purchases due to  settlement  problems  could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement  problems  could result either in losses to the Fund due to subsequent  declines in value of the  portfolio  securities,  or, if the Fund has entered into a contract to sell the  securities,  could result in possible liability to the purchaser.

         The Fund may invest in foreign corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  The Fund may invest in lower-rated foreign debt securities subject to the Fund's 15%  limitation  on  lower-rated  debt  securities.  Foreign  debt  securities  are  subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this SAI and in the  Company's  Prospectus  under  "Investment  Programs  of the  Funds"  and  "Certain  Risk  Factors  and
Investment Methods."

         In order to limit the risk  inherent in investing  in foreign  currency-denominated  securities,  the Fund may not purchase  any such  security if after such  purchase  more than 10% of its total  assets  (taken at market  value) would be invested in such  securities.  Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency  Transactions.  The Fund may engage in foreign currency exchange  transactions.  Foreign currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing in the foreign
                                                             ----
currency  exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward contracts").  The Fund may enter into forward  contracts  in order to protect  against  uncertainty  in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Fund's net assets.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By entering  into a forward  contract  for the purchase or sale,  for a fixed  amount  of U.S.  dollars,  of the  amount of  foreign  currency  involved  in the  underlying  security transactions,  the Fund will be able to protect  itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Fund's  securities  denominated in such foreign  currency.  The Fund may also engage in  cross-hedging  by using  forward  contracts  in one  currency to hedge  against  fluctuations  in the value of  securities  denominated  in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation  of the forward  contract,  the Fund may either make  delivery of the foreign  currency or terminate  its contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the Fund  chooses to make  delivery of the foreign  currency,  it may be required  to obtain  such  currency  through  the sale of  portfolio  securities  denominated  in such  currency or through conversion of other assets into such currency.  If the Fund engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Fund is not  required to enter into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be  achieved  at some future  point in time.  The precise  projection  of  short-term  currency  market movements is not  possible,  and  short-term  hedging  provides a means of fixing the dollar value of only a portion of the
Fund's foreign assets.

         While the Fund may enter forward contracts to reduce currency exchange rate risks,  transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such  transactions,  unanticipated  changes in currency prices  may  result in a poorer  overall  performance  for the Fund than if it had not  engaged  in any such  transactions.
Moreover,  there may be  imperfect  correlation  between the Fund's  holdings of  securities  denominated  in a  particular currency and forward  contracts  entered into by the Fund. Such imperfect  correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward contracts for the sale or purchase of currencies,  the Fund will either cover its position or establish a  segregated  account.  The Fund will  consider its  position  covered if it has  securities  in the currency  subject to the forward  contract,  or otherwise has the right to obtain that  currency at no additional  cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the foreign  currency subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal the value of the
Fund's  assets  which are  committed  to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities placed in the separate account  declines,  the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency exchange contracts and their risks, see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Foreign  Currencies.  The Fund may  write  and  purchase  covered  call and put  options  on  foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S. dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the Fund may purchase put options on the foreign currency.  If the value of the currency  declines, the Fund will have the right to sell such  currency  for a fixed amount of dollars  which  exceeds the market value of such currency.  This would result in a gain that may offset,  in whole or in part, the negative effect of currency  depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar  value of a currency in which  securities  to be  acquired by the Fund are  denominated rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such  currency  increases  sufficiently,  the Fund will have the right to purchase  that  currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other types of options  transactions,  however,  the benefit the Fund  derives  from  purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange  rates do not move in the  direction  or to the extent  anticipated,  the Fund could  sustain  losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Fund may also write  options on foreign  currencies  for hedging  purposes.  For example,  if the  Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant  currency,  instead of purchasing a call option,  to hedge  against an  anticipated  increase in the dollar cost of  securities  to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required  to  purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset  by the  amount of the premium.  As a result of writing  options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.  Certain options on foreign  currencies are traded on the OTC market and involve  liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call  option  written on foreign  currency  by the Fund is  "covered"  if the Fund owns the  underlying  foreign currency  subject to the call,  or if it has an absolute  and  immediate  right to acquire that  foreign  currency  without additional  cash  consideration.  A call option is also covered if the Fund holds a call on the same  foreign  currency for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call  written  or (b)  greater  than the  exercise  price of the call  written  if the amount of the difference  is  maintained  by the Fund in cash,  fixed  income or  equity  securities  in a  segregated  account  with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this SAI under
"Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Fund will  comply  with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the  guidelines  so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation  of a large  percentage of the Fund's assets could impede  portfolio  management or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred Stock. The Fund may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although  preferred shareholders  may have certain rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Fund may invest in money market  instruments,  U.S. Government or Agency securities, and  corporate  bonds and  debentures  receiving  one of the four highest  ratings  from  Standard & Poor's  Ratings  Group
("S&P"),  Moody's Investors Service,  Inc. ("Moody's") or any other nationally  recognized  statistical rating organization
("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor  to such rated  securities  ("Comparable
Unrated  Securities").  In addition,  the Fund may invest up to 15% of its net assets,  measured at the time of investment, in corporate  debt  securities  rated below  investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent  its opinion as to the quality of  securities  it  undertakes  to rate.  Ratings are not  absolute  standards  of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different  yields.  Although the
Fund may rely on the  ratings of any NRSRO,  the Fund  mainly  refers to ratings  assigned  by S&P and  Moody's,  which are described in Appendix A to this SAI.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         Convertible  Securities.  The Fund may invest in  convertible  securities.  A  convertible  security  entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income with generally  higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities are usually  subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison  with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established in the security's  governing  instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the  underlying  common  stock,  sell it to a third party or permit the issuer to redeem  the  security.  Any of these  actions  could  have an  adverse  effect on the  Fund's  ability  to  achieve  its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes such as financing  current  operations.  The Fund may invest only in commercial  paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper  that  cannot be resold to the  public  because it was issued  under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero  Coupon  Securities.  The Fund may invest up to 5% of its net  assets in zero  coupon  securities,  which are debt  obligations  that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value,  which discount varies depending on prevailing  interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest  periodically  and are likely to respond to changes in interest  rates to a greater  degree than do other types of debt  securities  having  similar  maturities  and credit  quality.  For a discussion  of  potential  tax  consequences  of investing in zero coupon securities, see this SAI under "Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Neuberger Berman Mid-Cap Value Fund.  These  limitations are not fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The Fund may not  change  its  policy  to  invest  at least  80% of the  value of its  assets  in  medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not  purchase  securities  if  outstanding  borrowings,  including  any  reverse  repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         4.       The Fund may not  purchase  securities  on margin  from  brokers,  except  that the Fund may obtain  such short-term  credits as are  necessary  for the clearance of securities  transactions.  Margin  payments in connection  with transactions  in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         6.       The Fund may not  purchase  any  security  if, as a  result,  more  than 15% of its net  assets  would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary course of business for  approximately  the amount at which the Fund has valued the securities,  such as repurchase agreements maturing in more than seven days.

         7.       The Fund may not invest more than 10% of the value of its total assets in securities of foreign  issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners  Technology Fund) is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt  securities  include bonds,  notes and other  securities that give the holder the right to receive fixed amounts of  principal,  interest,  or both on a date in the future or on demand.  Debt  securities  are often referred to as fixed income  securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt securities (i.e., interest only and principal only securities).

         Although  the Fund may invest in debt  securities  assigned  lower  grade  ratings by S&P or  Moody's,  the Fund's investments  will  generally  be limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The Sub-advisor  will limit the Fund's  investments to debt securities  that it believes are not highly  speculative and that are rated at least CCC by
S&P or Caa by Moody's.  The Fund expects that most emerging  country debt  securities in which it invests will not be rated by U.S. rating services.

         A significant  economic  downturn or increase in interest rates may cause issuers of debt securities to experience increased  financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals,  and to obtain  additional  financing.  These  conditions more severely impact issuers of lower-rated  debt securities.  The  Sub-advisor  attempts to limit  purchases of lower-rated  securities to securities  having an established secondary market.

         Although  bonds in the  lowest  investment  grade debt  category  (those  rated BBB by S&P,  Baa by Moody's or the
equivalent)  are  regarded  as  having  adequate   capability  to  pay  principal  and  interest,   they  have  speculative
characteristics.  Adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity to make principal and interest  payments than is the case for higher-rated  bonds.  Lower-rated  bonds by Moody's  (categories
Ba, B, or Caa) are of poorer  quality  and also have  speculative  characteristics.  Bonds  rated Caa may be in  default or there may be present  elements of danger with respect to principal or interest.  Lower-rated  bonds by S&P  (categories BB,
B, or CCC)  include  those that are  regarded,  on balance,  as  predominantly  speculative  with  respect to the  issuer's capacity to pay  interest  and repay  principal  in  accordance  with their  terms.  While such bonds likely will have some quality and  protective  characteristics,  these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.  Bonds having  equivalent  ratings from other ratings  services will have  characteristics  similar to those of the  corresponding  S&P and Moody's  ratings.  For a more specific  description  of S&P and Moody's  corporate  bond rating categories,  please refer to the Appendix to this SAI.  Additional  information  about the debt securities and their risks, including the risks of lower-rated  debt  securities,  is included in this SAI and the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Equity and Convertible Debt Securities.  As discussed in the Company's Prospectus,  the Fund may invest in common, preferred and convertible  preferred stocks,  and securities whose values are tied to the price of stocks,  such as rights, warrants and  convertible  debt  securities.  Additional  information  about these types of  securities  and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund seeks to invest in stocks that will  increase in market value and may be sold for more than the Fund paid to buy them.  Market value is based upon  constantly  changing  investor  perceptions of what the company is worth compared to other  companies.  Dividends  are a factor  in the  changing  market  value of  stocks,  but many  companies  do not pay dividends,  or pay  comparatively  small  dividends.  As discussed in the  Prospectus,  the principal  risk of investing in equity  securities is that their market values fluctuate  constantly,  often due to factors entirely outside the control of the Fund or the company issuing the stock.  At any given time, the market value of an equity security may be  significantly higher or lower than the amount paid by a Fund to acquire it.

         Owners of preferred stocks are entitled to dividends payable from the corporation's earnings,  which in some cases
may  be  "cumulative"  if  prior  dividends  on  the  preferred  stock  have  not  been  paid.   Preferred  stocks  may  be
"participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually,  its common  stock) at a specified  price during a specified  time  period.  The value of a right or warrant is affected by many of the same  factors  that  determine  the prices of common  stocks.  Rights and  warrants  may be  purchased  directly  or acquired in connection with a corporate reorganization or exchange offer.

         The Fund also may  purchase  convertible  securities,  including  convertible  debt  obligations  and  convertible preferred  stock.  A convertible  security  entitles the holder to exchange it for a fixed number of shares of common stock
(or other equity  security),  usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities usually receives the interest paid on a convertible bond or the dividend  preference of a preferred stock.

         A  convertible  security has an  "investment  value",  which is a  theoretical  value  determined  by the yield it provides in comparison with similar  securities  without the conversion  feature.  Investment  value changes are based upon prevailing  interest rates and other factors.  It also has a "conversion  value," which is the market value the convertible security would have if it were exchanged for the underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying security.  However,  if the conversion value is substantially  below investment  value, the market value of the convertible security is governed  principally by its investment  value. If the conversion value is near or above investment  value, the market value of the convertible  security  generally will rise above  investment  value. In such cases, the market value of the convertible  security may be higher than its conversion  value,  due to the  combination of the convertible  security's right to interest (or dividend  preference)  and the  possibility  of capital  appreciation  from the  conversion  feature.
However,  there is no assurance  that any premium  above  investment  value or conversion  value will be recovered  because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the  securities of foreign  companies,  or companies  that have their principal  business  activities  outside  the United  States,  either  directly  or through  American  Depositary  Receipts
("ADRs").  An ADR entitles its holder to all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the  sponsoring  bank.  Foreign  securities  involve  certain  risks not  associated  with  investment in U.S.
companies,  which are described in more detail in this SAI and the  Company's  Prospectus  under  "Certain Risk Factors and
Investment  Methods." In addition,  foreign  exchange  markets for the  currencies in which the foreign  securities  may be traded are affected by the international balance of payments and other economic and financial  conditions,  speculation and other  factors,  all of which are  outside  the  control of the Fund.  Generally,  the  Fund's  foreign  currency  exchange transactions  will be  conducted  on a cash or "spot"  basis at the spot rate for  purchasing  or selling  currency  in the currency exchange markets.

         Investment Company  Securities.  The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose  portfolios  mirror the compositions of specific S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs are traded on the American Stock  Exchange.  SPDR holders such as the
Fund are paid a "Dividend  Equivalent  Amount" that corresponds to the amount of cash dividends  accruing to the securities held by the SPDR  Trust,  net of  certain  fees and  expenses.  The 1940 Act  limits  investments  in  securities  of other investment  companies,  such as SPDR Trusts. These limitations include,  among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in  securities of other  investment  companies and no more than
5% of its total assets may be invested in the securities of any one investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Fund  may,  from  time to time,  purchase  debt  securities  issued by the U.S.
government.  These  securities  include  Treasury  bills,  notes and bonds.  Treasury  bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years,  and Treasury bonds generally have maturities of more than ten years.

         U.S. government debt securities also include securities issued or guaranteed by agencies or  instrumentalities  of the U.S.  government.  Some obligations of U.S.  government  agencies,  such as Government  National  Mortgage  Association
("GNMA")  participation  certificates,  are supported by the full faith and credit of the U.S. Treasury.  GNMA Certificates are  mortgage-backed  securities  representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage  bankers,  commercial banks and savings and loan associations -- are either insured by the Federal Housing
Administration  or guaranteed by the Veterans  Administration.  A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through  securities  dealers.  Once approved by GNMA, the timely payment of interest  and  principal  on each  mortgage  is  guaranteed  by GNMA and  backed by the full  faith and  credit of the U.S.
government.  (For  additional  information on  mortgage-backed  securities and their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government debt securities,  such as securities of the Federal Home Loan Banks, are supported by the right of the  issuer to  borrow  from the  Treasury.  Others,  such as bonds  issued  by  Fannie  Mae,  a  federally chartered private  corporation,  are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally  to the agency issuing or  guaranteeing the  obligation  in the event  the  agency  or  instrumentality  does not meet its  commitments.  The Fund  will  invest in securities of such  instrumentalities  only when its Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued  and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells  securities on an ordinary settlement  basis.  That  means  that the buy or sell  order is sent,  and the Fund  actually  takes  delivery  or gives up physical  possession of the security on the "settlement date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued or  delayed-delivery  transactions occur when securities are purchased or sold by the Fund and payment and  delivery  take  place at an  agreed-upon  time in the  future.  The Fund may engage in this  practice  in an effort to secure an  advantageous  price and yield.  However,  the yield on a comparable  security  available when delivery  actually takes  place may vary from the yield on the  security  at the time the  when-issued  or  delayed-delivery  transaction  was entered into.

..........Additional  information on when-issued and  delayed-delivery  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General. As discussed in the Prospectus,  the Sub-adviser may use various types of financial instruments,  some of which are  derivatives,  to  attempt  to manage  the risk of the  Fund's  investments  or, in  certain  circumstances,  for investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include  options,  futures contracts  (sometimes  referred to as  "futures"),  forward  contracts,  swaps,  caps,  floors and  collars  (collectively,
"Financial  Instruments").  The policies in this section do not apply to other types of instruments  sometimes  referred to as derivatives, such as indexed securities, and mortgage-backed and other asset-backed securities.

         Hedging  strategies  can be broadly  categorized as "short" hedges and "long" or  "anticipatory"  hedges.  A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more  investments  held in the Fund's  portfolio.  A long or  anticipatory  hedge involves the use of a Financial
Instrument in order to partially or fully offset  potential  increases in the acquisition  cost of one or more  investments that the Fund intends to acquire.  In an  anticipatory  hedge  transaction,  the Fund does not already own a  corresponding security.  Rather,  it relates to a security or type of  security  that the Fund  intends to acquire.  If the Fund does not eliminate the hedge by purchasing the security as  anticipated,  the effect on the Fund's  portfolio  generally is the same as if a  long  position  in  the  security  were  entered  into.  Financial  Instruments  may  also  be  used,  in  certain circumstances, for investment (e.g., as a substitute for investing in securities).

         Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more  particular  securities  positions that the Fund already owns or intends to acquire.  Financial  instruments on indices,  in contrast,  generally are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments  is subject to applicable  regulations  of the SEC, the several  exchanges  upon which they are traded,  and the CFTC. In addition,  the Fund's ability to use Financial  Instruments  may be limited by tax considerations.  See this SAI under "Tax  Considerations."  In addition to the instruments and strategies  described below, the  Sub-advisor  may use other  similar  or related  techniques  to the extent  that they are  consistent  with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities.

         Special Risks.  Financial  Instruments and their use involve special  considerations  and risks,  certain of which are described below.

         (1)  Financial  Instruments  may increase  the  volatility  of the Fund.  If the  Sub-advisor  employs a Financial
Instrument that correlates imperfectly with the Fund's investments,  a loss could result,  regardless of whether or not the intent was to manage risk.

         (2) There might be imperfect  correlation between price movements of a Financial Instrument and price movements of the  investment(s)  being hedged.  For example,  if the value of a Financial  Instrument used in a short hedge increased by less than the  decline  in value of the  hedged  investment(s),  the hedge  would not be fully  successful.  This  might be caused by certain kinds of trading activity that distorts the normal price  relationship  between the security being hedged and the Financial Instrument.

         The Fund is authorized to use options and futures  contracts  related to  securities  with issuers,  maturities or other  characteristics  different from the securities in which it typically invests.  This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

         The direction of options and futures  price  movements can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's  investments  well.  Options and  futures  prices are  affected  by such  factors as current  and  anticipated  short-term  interest  rates,  changes in volatility of the underlying  instrument,  and the time remaining  until  expiration of the contract,  which may not affect security  prices the same way.  Imperfect  correlation  may also result from differing  levels of demand in the options and futures  markets and the  securities  markets,  from  structural  differences in how options and futures and securities are traded,  or from  imposition of daily price  fluctuation  limits or trading  halts.  The Fund may take positions in options and futures  contracts  with a greater or lesser face value than the  securities  it wishes to hedge or intends to purchase in order to attempt to compensate for  differences  in volatility  between the contract and the  securities,  although this may not be successful in all cases.

         (3) If  successful,  the  above-discussed  hedging  strategies  can  reduce  risk of loss by wholly  or  partially offsetting the negative effect of unfavorable price movements of portfolio  securities.  However,  such strategies can also reduce  opportunity  for gain by offsetting the positive  effect of favorable  price  movements.  For example,  if the Fund entered  into a short  hedge  because  the  Sub-advisor  projected  a decline  in the  price of a  security  in the  Fund's portfolio,  and the  price of that  security  increased  instead,  the gain from that  increase  would  likely be wholly or partially  offset by a decline in the value of the short position in the Financial  Instrument.  Moreover,  if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund is required to maintain assets as "cover," maintain  segregated  accounts or make margin payments when they take positions in Financial Instruments  involving obligations to third parties (i.e.,  Financial
Instruments  other  than  purchased  options).  If the  Fund is  unable  to  close  out  its  positions  in such  Financial
Instruments,  it might be required to continue to maintain such assets or segregated  accounts or make such payments  until the position expired.

         Cover.  Positions in Financial  Instruments,  other than  purchased  options,  expose the Fund to an obligation to another party.  The Fund will not enter into any such  transaction  unless it owns (1) an offsetting  ("covered")  position in securities,  currencies or other options,  futures contracts or forward  contracts,  or (2) cash or liquid assets with a value,  market-to-market  daily,  sufficient to cover its  obligations  to the extent not covered as provided in (1) above.
The Fund will comply with SEC  guidelines  regarding  cover for these  instruments  and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

         Assets  used as cover or held as  segregated  cannot be sold while the  position  in the  corresponding  Financial
Instrument  is open  unless they are  replaced  with other  appropriate  assets.  As a result,  the  commitment  of a large portion of the Fund's assets to cover or to hold as segregated could impede  portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

         Options.  The Fund may  engage in  certain  strategies  involving  options  to  attempt  to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The purchase of call options can serve as a hedge  against a price rise of the  underlying  security or instrument and the purchase of put options can serve as a hedge  against a price  decline of the  underlying  security or  instrument.
Writing call options can serve as a limited short hedge  because  declines in the value of the hedged  investment  would be offset to the extent of the premium  received  for writing the option.  Writing put options can serve as a limited  long or anticipatory  hedge because  increases in the value of the hedged  investment  would be offset to the extent of the premium received for writing the option.

         The value of an option  position will  reflect,  among other things,  the current  market value of the  underlying investment,  the time  remaining  until  expiration,  the  relationship  of the  exercise  price to the market price of the underlying  investment,  the  price  volatility  of  the  underlying  investment  and  general  market  and  interest  rate conditions.  Options that expire unexercised have no value.

         The  Fund  may  effectively  terminate  its  right or  obligation  under an  option  by  entering  into a  closing transaction.  For  example,  the Fund may  terminate  a position  in a put or call  option it had  purchased  by writing an identical  put or call  option,  which  is known as a  closing  sale  transaction.  Closing  transactions  permit a Fund to realize  profits or limit  losses on an option  position  prior to its exercise or  expiration.  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

                  Risks of Options on Securities.  Options embody the possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the  related  investment.  The Fund may purchase or write both  exchange-traded and OTC options.  Exchange-traded  options in the United States are issued by a clearing  organization  affiliated with the exchange on which the option is listed that, in effect,  guarantees  completion of every  exchange-traded  option transaction.  In contrast,  OTC options are contracts between a fund and its counterparty
(usually a securities  dealer or a bank) with no clearing  organization  guarantee.  Failure by the counterparty to make or take delivery of the underlying  investment  upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options on Indices.  The risks of purchasing  and selling  options on indices may be greater than options on  securities.  Because index options are settled in cash,  when the Fund writes a call on an index it cannot  fulfill its potential  settlement  obligations  by  delivering  the  underlying  securities.  The Fund can  offset  some of the risk of writing a call index option by holding a  diversified  portfolio  of  securities  similar to those on which the  underlying index is based.  However,  the Fund cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same  securities as underlie the index and, as a result,  it bears a risk that the value of the  securities  held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are  standardized  with respect to the  underlying instrument,  expiration  date,  contract size, and strike price, the terms of OTC options (options not traded on exchanges)
generally  are  established  through  negotiation  with  the  other  party  to the  option  contract.  While  this  type of arrangement  allows a Fund great  flexibility to tailor the option to its needs, OTC options generally involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization  of the exchange where they are traded.
Generally, OTC foreign currency options used by the Fund are European-style options.

..........Additional  information  about  options  transactions  and their risks is  included in this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an  anticipatory  hedge,  and the sale of futures or the  purchase  of put  options on futures  can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited short hedge,  using a strategy  similar to that used for writing  call options on  securities  or indices.  Similarly,  writing put options on futures  contracts  can serve as a limited long or anticipatory hedge.

         In addition,  futures  strategies can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest  rates,  which is sometimes  related to the weighted  average  maturity of a portfolio)  and associated interest  rate risk of the Fund's  fixed-income  investments.  If the  Sub-advisor  wishes to shorten  the  duration of the
Fund's  fixed-income  investments  (i.e.,  reduce anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract  or a call option  thereon,  or  purchase a put option on that  futures  contract.  If the  Sub-advisor  wishes to lengthen the duration of the Fund's fixed-income  investments (i.e.,  increase anticipated  sensitivity),  the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

         At the  inception  of a futures  contract,  the Fund will be  required  to deposit  "initial  margin" in an amount generally  equal to 10% or less of the  contract  value.  Unlike  margin  in  securities  transactions,  initial  margin on futures contracts and written options on futures  contracts does not represent a borrowing on margin,  but rather is in the nature of a performance  bond or good-faith  deposit that is returned to the Fund at the  termination of the transaction if all contractual  obligations have been satisfied.  Under certain  circumstances,  such as periods of high  volatility,  the
Fund may be required to increase the level of initial margin deposits.

         If the Fund were unable to  liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur substantial  losses.  The Fund would continue to be subject to market risk with respect to the  position.  In  addition,  except in the case of  purchased  options,  the
Fund would continue to be required to make daily  variation  margin  payments and might be required to continue to maintain the position  being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts and Options  Thereon.  The spreads at a given time between prices in the cash and futures markets  (including the options on futures markets),  due to differences in the natures of those markets,  will fluctuate  based on a number of factors.  For  instance,  the  liquidity  of the  futures  market  depends on  participants entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take  delivery,  liquidity  in the  futures  market  could be  reduced,  thus  producing  price  distortion.  Due to the possibility of distortion,  a hedge may not be successful.  Although stock index futures  contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced.

..........For  additional  information  on futures  contracts  and options on futures and their risks,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Index Futures.  The price of index futures may move  proportionately  more than or less than the price of the  securities  being  hedged.  If the  price of the  index  futures  moves  proportionately  less  than the  price of the securities  that are the  subject  of the  hedge,  the  hedge  will  not be  fully  effective.  Assuming  the  price of the securities being hedged has moved in an unfavorable  direction,  as anticipated when the hedge was put into place, the Fund would be in a better  position  than if it had not  hedged at all,  but not as good as if the  price of the  index  futures moved in full  proportion  to that of the  hedged  securities.  If the price of the  futures  contract  moves more than the price of the  securities,  the Fund  will  experience  either a loss or a gain on the  futures  contract  that  will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an anticipatory  hedge,  it is possible that the market may decline  instead.
If the Fund then  decides not to invest in the  securities  at that time because of concern as to possible  further  market decline or for other  reasons,  it will  realize a loss on the futures  contract  that is not offset by a reduction  in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging Strategies -- Special  Considerations.  The Fund may use options and futures contracts on foreign  currencies,  as mentioned  previously,  and forward  currency  contracts,  as described below, to attempt to hedge against  movements in the values of the foreign  currencies in which the Fund's  securities are  denominated or, in certain circumstances,  for  investment  (e.g.,  as a substitute  for investing in  securities  denominated  in foreign  currency).
Currency  hedges can  protect  against  price  movements  in a security  that the Fund owns or intends to acquire  that are attributable to changes in the value of the currency in which it is denominated.

         The Fund may seek to hedge against price movements in a particular  currency by entering into  transactions  using
Financial  Instruments on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the  currency  being  hedged.  The risk that  movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

         The value of Financial  Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve  substantially larger amounts than those involved in the use of such  Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market  (generally  consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic  reporting of last sale  information for foreign  currencies or any regulatory  requirement that  quotations  available  through  dealers or other  market  sources be firm or  revised  on a timely  basis.  Quotation information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where  rates  might be less  favorable.  The  interbank  market in foreign  currencies  is a global, round-the-clock  market.  To the  extent  the U.S.  options  or  futures  markets  are  closed  while the  markets  for the underlying  currencies remain open,  significant  price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement  of hedging  transactions  involving  foreign  currencies  might be required  to take place  within the country  issuing the  underlying  currency.  Thus,  the Fund might be required to accept or make delivery of the underlying foreign  currency  in  accordance  with any U.S.  or foreign  regulations  regarding  the  maintenance  of foreign  banking arrangements  by U.S.  residents  and might be required to pay any fees,  taxes and charges  associated  with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses  forward  currency  contracts  to hedge  against a decline in the value of  existing  investments denominated in foreign currency,  such a hedge would tend to offset both positive and negative currency  fluctuations,  but would not offset  changes in security  values caused by other  factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another  currency (or a basket of currencies)  expected to perform  similarly to the  currency in which the Fund's  existing  investments  are  denominated.  This type of hedge could offer  advantages  in terms of cost,  yield or  efficiency,  but may not hedge  currency  exposure as  effectively as a simple hedge against U.S.
dollars.  This  type of hedge may  result  in  losses if the  currency  used to hedge  does not  perform  similarly  to the currency in which the hedged securities are denominated.

         The cost to the Fund of  engaging  in forward  currency  contracts  will vary with  factors  such as the  currency involved,  the length of the  contract  period and the market  conditions  then  prevailing.  When the Fund  enters  into a forward  currency  contract,  it relies on the  counterparty  to make or take  delivery of the  underlying  currency at the maturity of the  contract.  Failure by the  counterparty  to do so would  result in the loss of some or all of any expected benefit of the transaction.

         As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into offsetting  closing  transactions,  similar  to  closing  transactions  on futures  contracts,  by  selling or  purchasing, respectively,  an instrument  identical to the instrument  purchased or sold.  Secondary markets generally do not exist for forward  currency  contracts,  with the  result  that  closing  transactions  generally  can be made for  forward  currency contracts only by negotiating  directly with the  counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward  currency  contract at a favorable  price prior to maturity.  In  addition,  in the event of insolvency of the  counterparty,  the Fund might be unable to close out a forward currency  contract.  In either event, the
Fund would  continue  to be subject to market  risk with  respect to the  position,  and would  continue  to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

         Forward currency contracts may substantially  change a fund's investment  exposure to changes in currency exchange rates and could  result  in  losses to the Fund if  currencies  do not  perform  as the  adviser  anticipates.  There is no assurance that the Sub-advisor's  use of forward currency  contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The  Fund may also  purchase  and sell  foreign  currency  and  invest  in  foreign  currency  deposits.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write  options or futures in  combination  with each other,  or in combination  with  futures or forward  currency  contracts,  to manage the risk and return  characteristics  of its overall position.  For example,  the Fund may purchase a put option and write a call option on the same underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.
Another  possible  combined  position would involve writing a call option at one strike price and buying a call option at a lower  price,  in order to  reduce  the risk of the  written  call  option in the event of a  substantial  price  increase.
Because combined options positions involve multiple trades, they result in higher transaction costs.

         Turnover.  The Funds' options and futures  activities  may affect their  turnover  rates and brokerage  commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures  contracts,  may cause it to sell or purchase  related  investments,  thus  increasing  its  turnover  rate.  Once the Fund has  received an exercise notice on an option it has written,  it cannot effect a closing  transaction in order to terminate its obligation under the option and must deliver or receive the  underlying  securities  at the exercise  price.  The exercise of puts  purchased by the Fund may also  cause the sale of  related  investments,  increasing  turnover.  Although  such  exercise  is within the
Fund's  control,  holding a protective put might cause it to sell the related  investments for reasons that would not exist in the  absence  of the  put.  The  Fund  will  pay a  brokerage  commission  each  time it buys or  sells a put or call or purchases or sells a futures  contract.  Such  commissions may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors  and  Collars.  The Fund is  authorized  to enter into  swaps,  caps,  floors  and  collars.
Additional  information  on swaps,  caps and floors is  included in this SAI under  "Certain  Risk  Factors and  Investment
Methods."  A collar combines elements of buying a cap and selling a floor.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF INVESCO  Technology  Fund.  These  limitations  are not  fundamental  restrictions,  and can be changed without shareholder approval.

..........1.       The Fund will not  change  its  policy to  invest at least 80% of the value of its  assets in  securities issued by technology-related companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or purchase  securities on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures  contracts,  options,  forward contracts, swaps,  caps,  floors,  collars and other financial  instruments,  (ii) the Fund may obtain such short-term  credits as are necessary  for the  clearance  of  transactions,  and (iii) the Fund may make margin  payments in  connection  with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         3.       The Fund does not  currently  intend to purchase any  security if, as a result,  more than 15% of its net assets would be invested in  securities  that are deemed to be illiquid  because  they are subject to legal or  contractual restrictions  on resale or because they cannot be sold or disposed of in the ordinary  course of business at  approximately the prices at which they are valued.

         4.       The Fund may  invest  in  securities  issued  by other  investment  companies  to the  extent  that  such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Health Sciences Fund) is to seek growth.  The Fund invests  primarily in the equity  securities  of companies  that  develop,  produce or distribute products or services related to health care.

Investment Policies:

..........ADRs.  American Depositary  Receipts,  or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign  corporations that are held by the bank issuing the receipt.  An ADR entitles its holder to all dividends and capital gains on the underlying  foreign  securities,  less any fees paid to the bank.  Purchasing  ADRs gives the Fund the ability to purchase the functional  equivalent of foreign  securities  without going to the foreign  securities markets to do so. ADRs are bought and sold in U.S.  dollars,  not foreign  currencies.  An ADR that is  "sponsored"  means that the foreign  corporation  whose  shares are  represented  by the ADR is  actively  involved  in the  issuance  of the ADR,  and generally  provides material  information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign  corporation whose shares are held by the bank is not obligated to disclose material  information in the United
States,  and,  therefore,  the market value of the ADR may not reflect  important facts known only to the foreign  company.
Since they mirror their  underlying  foreign  securities,  ADRs generally have the same risks as investing  directly in the underlying foreign securities.

..........Certificates of Deposit in Foreign Banks and U.S.  Branches of Foreign Banks.  The Fund may maintain time deposits in and invest in U.S. dollar  denominated CDs issued by foreign banks and U.S.  branches of foreign banks.  The Fund limits investments in foreign bank  obligations to U.S. dollar  denominated  obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Company's Directors.

..........The Fund may also invest in bankers'  acceptances,  time deposits and certificates of deposit of U.S.  branches of foreign banks and foreign  branches of U.S.  banks.  Investments in  instruments of U.S.  branches of foreign banks will be made only with branches that are subject to the same  regulations as U.S.  banks.  Investments  in instruments  issued by a foreign  branch of a U.S. bank will be made only if the  investment  risk  associated  with such  investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent  unconditionally  liable in the event that the foreign branch fails to pay on the investment for any reason.

..........Commercial  Paper.  Commercial paper is the term for short-term  promissory notes issued by domestic  corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation's  assets but may be backed by
a  letter  of  credit  from  a  bank  or  other  financial   institution.   The  letter  of  credit  enhances  the  paper's
creditworthiness.  The issuer is directly  responsible for payment but the bank  "guarantees"  that if the note is not paid at maturity by the issuer,  the bank will pay the principal and interest to the buyer.  The  Sub-advisor  will consider the creditworthiness  of the institution  issuing the letter of credit,  as well as the  creditworthiness  of the issuer of the
commercial  paper,  when  purchasing  paper  enhanced  by  a  letter  of  credit.   Commercial  paper  is  sold  either  as
interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

..........Debt  Securities.  Debt  securities  include bonds,  notes and other  securities that give the holder the right to receive  fixed amounts of  principal,  interest,  or both on a date in the future or on demand.  Debt  securities  also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

..........Although  the Fund may invest in debt  securities  assigned  lower  grade  ratings by S&P or  Moody's,  the Fund's investments  have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities rated  lower than B by either S&P or Moody's  are  usually  considered  to be  speculative.  At the time of  purchase,  the
Sub-advisor will limit Fund investments to debt securities  which the Sub-advisor  believes are not highly  speculative and which are rated at least CCC by S&P or Caa by Moody's.

..........A significant  economic  downturn or increase in interest rates may cause issuers of debt securities to experience increased  financial  problems which could  adversely  affect their ability to pay principal and interest  obligations,  to meet projected  business  goals,  and to obtain  additional  financing.  These  conditions  more severely impact issuers of lower-rated  debt  securities.  The market for lower-rated  straight debt securities may not be as liquid as the market for higher-rated  straight debt securities.  Therefore,  the Sub-advisor attempts to limit purchases of lower-rated  securities to securities having an established secondary market.

..........Although  bonds in the  lowest  investment  grade debt  category  (those  rated BBB by S&P,  Baa by Moody's or the
equivalent)  are  regarded  as  having  adequate   capability  to  pay  principal  and  interest,   they  have  speculative
characteristics.  Adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity to make principal and interest  payments than is the case for higher-rated  bonds.  Lower-rated  bonds by Moody's  (categories
Ba, B or Caa) are of poorer quality and also have speculative  characteristics.  Bonds rated Caa may be in default or there may be  present  elements  of danger  with  respect to  include  those that are  regarded,  on  balance,  as  predominantly speculative  with respect to the issuer's  capacity to pay interest and repay  principal in accordance with their terms; BB indicates the lowest degree of  speculation  and CCC a high degree of  speculation.  While such bonds likely will have some quality and  protective  characteristics,  these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.  Bonds having equivalent ratings from other ratings services will have characteristics  similar to those of the corresponding S&P and Moody's ratings.

..........The Fund may invest in zero coupon bonds, step-up bonds,  mortgage-backed  securities and asset-backed securities.
Step-up bonds  initially make no (or low) cash interest  payments but begin paying  interest (or a higher rate of interest)
at a fixed time after  issuance of the bond.  The market values of step-up bonds  generally  fluctuate  more in response to changes in interest  rates than  interest-paying  securities  of comparable  term and quality.  The Fund may be required to distribute  income  recognized on these bonds,  even though no cash may be paid to the Fund until the maturity or call date of a bond,  in order  for the Fund to  maintain  its  qualification  as a  regulated  investment  company.  These  required distributions could reduce the amount of cash available for investment by the Fund.

..........Additional information about the debt securities,  mortgage-backed  securities,  asset-backed  securities and zero coupon  bonds and their  risks,  including  the risks of  lower-rated  debt  securities,  is  included  in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Domestic Bank Obligations.  U.S. banks (including their foreign branches) issue  certificates of deposit (CDs) and bankers'  acceptances  which may be  purchased  by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating  requirements.  CDs are issued against  deposits in a commercial bank for a specified  period and rate and are  normally  negotiable.  Eurodollar  CDs are  certificates  issued by a foreign  branch
(usually  London) of a U.S.  domestic bank,  and, as such,  the credit is deemed to be that of the domestic bank.  Bankers'
acceptances are short-term  credit  instruments  evidencing the promise of the bank (by virtue of the bank's  "acceptance")
to pay at  maturity a draft  which has been drawn on it by a customer  (the  "drawer").  Bankers'  acceptances  are used to finance the import,  export,  transfer,  or storage of goods and reflect the  obligation of both the bank and the drawer to pay the face amount.  Both types of securities are subject to the ability of the issuing bank to meet its obligations,  and are subject to risks common to all debt securities.  In addition,  banker's  acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

..........Equity and Convertible Debt Securities.  The Fund may invest in common and preferred stocks,  and securities whose values  are tied to the price of  stocks,  such as  rights  and  warrants.  Additional  information  about  these  types of securities and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund  also may  purchase  convertible  securities  including  convertible  debt  obligations  and  convertible preferred  stock.  A convertible  security  entitles the holder to exchange it for a fixed number of shares of common stock
(or other equity  security),  usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities usually receives the interest paid on a convertible bond or the dividend  preference of a preferred stock.

..........A convertible  security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar  securities without the conversion  feature.  Investment value changes are based upon prevailing interest  rates and other factors.  It also has a "conversion  value," which is the market value the  convertible  security would have if it were  exchanged for the underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

..........Conversion value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying security.  However,  if the  conversion  value is  substantially  below  the  investment  value,  the  market  value of the convertible  security is governed  principally by its investment value. If the conversion value is near or above investment value, the market value of the convertible  security  generally will rise above investment value. In such cases, the market value of the  convertible  security may be higher than its conversion  value,  due to the  combination  of the  convertible security's  right to interest (or dividend  preference)  and the  possibility of capital  appreciation  from the conversion feature.  However,  there is no assurance  that any premium above  investment  value or conversion  value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

..........Eurobonds and Yankee Bonds.  The Fund may invest in bonds issued by foreign  branches of U.S. banks  ("Eurobonds")
and bonds  issued by a U.S.  branch of a foreign  bank and sold in the United  States  ("Yankee  bonds").  These  bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

..........Foreign  Securities.  Investments in the securities of foreign  companies,  or companies that have their principal business  activities  outside the United States,  involve certain risks not associated  with investment in U.S.  companies.
Foreign  securities  involve certain risks not associated with  investment in U.S.  companies,  which are described in more detail in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  currency  exchange rates are  determined by supply and demand on the foreign  exchange  markets.  Foreign exchange  markets are affected by the  international  balance of payments  and other  economic  and  financial  conditions, government  intervention,  speculation and other factors, all of which are outside the control of the Fund. Generally,  the
Fund's foreign currency  exchange  transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

..........Financial  Instruments/Derivatives.  The Sub-advisor may use various types of financial instruments, some of which are  derivatives,  to attempt to manage the risk of the Fund's  investments  or, in certain  circumstances,  for investment
(e.g., as a substitute for investing in  securities).  These  financial  instruments  include  options,  futures  contracts
(sometimes  referred to as  "futures"),  forward  contracts,  swaps,  caps,  floors and collars  (collectively,  "Financial
Instruments").  The  policies  in this  section  do not  apply  to other  types of  instruments  sometimes  referred  to as derivatives,  such as indexed  securities,  mortgage-backed  and other asset-backed  securities,  and stripped interest and principal of debt.

..........Hedging  strategies  can be broadly  categorized as "short" hedges and "long" or  "anticipatory"  hedges.  A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more  investments  held in the Fund's  portfolio.  A long or  anticipatory  hedge involves the use of a Financial
Instrument in order to partially or fully offset  potential  increases in the acquisition  cost of one or more  investments that the Fund intends to acquire.  In an  anticipatory  hedge  transaction,  the Fund does not already own a  corresponding security.  Rather,  it relates to a security or type of  security  that the Fund  intends to acquire.  If the Fund does not eliminate  the hedge by  purchasing  the security as  anticipated,  the effect on the Fund's  portfolio is the same as if a long position were entered into.

..........Financial  Instruments  may also be used, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  Financial  Instruments on individual  securities  generally are used to attempt to hedge against price  movements  in one or more  particular  securities  positions  that the Fund  already  owns or  intends  to  acquire.
Financial  Instruments  on indexes,  in  contrast,  generally  are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

..........The use of Financial  Instruments is subject to applicable  regulations of the Securities and Exchange  Commission
("SEC"),  the several  exchanges upon which they are traded,  and the Commodity  Futures Trading  Commission  ("CFTC").  In
addition, the Fund's ability to use Financial Instruments will be limited by tax considerations.

..........In addition to the instruments and strategies  described  below,  the Sub-advisor may use other similar or related techniques to the extent that they are  consistent  with the Fund's  investment  objective and permitted by its  investment limitations and applicable regulatory authorities.

..........Options.  The Fund may  engage in  certain  strategies  involving  options  to  attempt  to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

..........The purchase of call options can serve as a hedge  against a price rise of the  underlier  and the purchase of put options can serve as a hedge  against a price decline of the  underlier.  Writing call options can serve as a limited short hedge  because  declines in the value of the hedged  investment  would be offset to the extent of the premium  received for writing the option.

..........Writing  put options can serve as a limited  long or  anticipatory  hedge  because  increases  in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

..........The value of an option  position will  reflect,  among other things,  the current  market value of the  underlying investment,  the time  remaining  until  expiration,  the  relationship  of the  exercise  price to the market price of the underlying  investment,  the price volatility of the underlying investment and general market and interest rate conditions.
Options that expire unexercised have no value.

..........The  Fund  may  effectively  terminate  its  right or  obligation  under an  option  by  entering  into a  closing transaction.  For  example,  the Fund may  terminate  its  obligation  under a call or put  option  that it had  written by purchasing an identical call or put option,  which is known as a closing  purchase  transaction.  Conversely,  the Fund may terminate a position in a put or call option it had  purchased by writing an identical  put or call option,  which is known as a closing  sale  transaction.  Closing  transactions  permit  the Fund to realize  profits or limit  losses on an option position prior to its exercise or expiration.

..........Options on  Indices.  The risks of  purchasing  and  selling  options on indexes  may be greater  than  options on securities.  Because  index  options  are settled in cash,  when the Fund  writes a call on an index it cannot  fulfill its potential settlement obligations by delivering the underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the Fund  cannot,  as a  practical  matter,  acquire  and hold a  portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the  securities  held will vary from the value of the index.

..........OTC Options.  Unlike  exchange-traded  options,  which are standardized with respect to the underlying instrument, expiration  date,  contract size, and strike price,  the terms of OTC options  (options not traded on exchanges)  generally are established  through  negotiation  with the other party to the option contract.  While this type of arrangement  allows the Fund  great  flexibility  to  tailor  the  option  to its  needs,  OTC  options  generally  involve  greater  risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

..........Additional  information  about  options  transactions  and their risks is  included in this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures Contracts and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an  anticipatory  hedge,  and the sale of futures or the  purchase  of put  options on futures  can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited short hedge,  using a strategy  similar to that used for writing  call options on  securities  or indexes.  Similarly,  writing put options on futures  contracts  can serve as a limited long or anticipatory hedge.

..........In addition,  futures  strategies can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest  rates,  which is sometimes  related to the weighted  average  maturity of a portfolio)  and associated interest rate risk of the Fund's  fixed-income  portfolio.  If the Sub-Advisor wishes to shorten the duration of the Fund's fixed-income  portfolio (i.e., reduce anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract or a call option  thereon,  or purchase a put option on that  futures  contract.  If the  Sub-advisor  wishes to lengthen  the duration of the Fund's fixed-income  portfolio (i.e.,  increase anticipated  sensitivity),  the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

..........At the inception of a futures  contract,  the Fund is required to deposit  "initial margin" in an amount generally equal to 10% or less of the contract  value.  Initial  margin must also be deposited when writing a call or put option on a futures contract,  in accordance with applicable  exchange rules.  Subsequent  "variation  margin" payments are made to and from the  futures  broker  daily as the value of the  futures  or  written  option  position  varies,  a  process  known as
"marking-to-market."  Unlike margin in securities transactions,  initial margin on futures contracts and written options on futures  contracts  does not  represent  a  borrowing  on  margin,  but rather is in the  nature of a  performance  bond or good-faith  deposit that is returned to the Fund at the termination of the transaction if all contractual  obligations have been satisfied.  Under certain circumstances,  such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits.

..........If the Fund were unable to  liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased options, the Fund would  continue to be required to make daily  variation  margin  payments and might be required to continue to maintain the position  being  hedged by the futures  contract or option or to continue to maintain  cash or  securities  in a segregated account.

..........Index Futures.  For additional  information on futures  contracts and options on futures and their risks, see this
SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment  Methods." The price of the index futures may move  proportionately  more than or less than the price of the securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the  securities  that are the  subject of the  hedge,  the hedge will not be fully effective.  Assuming the price of the securities being hedged has moved in an unfavorable  direction,  as anticipated when the hedge was put into  place,  the Fund would be in a better  position  than if it had not hedged at all,  but not as good as if the price of the index  futures  moved in full  proportion  to that of the hedged  securities.  However,  if the price of the  securities  being hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by movement  of the price of the  futures  contract.  If the price of the  futures  contract  moves more than the price of the securities,  the Fund will experience  either a loss or a gain on the futures  contract that will not be completely  offset by movements in the price of the securities that are the subject of the hedge.

..........Where index futures are purchased in an anticipatory  hedge,  it is possible that the market may decline  instead.
If the Fund then  decides not to invest in the  securities  at that time because of concern as to possible  further  market decline or for other  reasons,  it will  realize a loss on the futures  contract  that is not offset by a reduction  in the price of the securities it had anticipated purchasing.

..........Foreign Currency Hedging  Strategies--Special  Considerations.  The Fund may use options and futures  contracts on foreign  currencies,  as mentioned  previously,  and forward  currency  contracts,  as described below, to attempt to hedge against  movements in the values of the foreign  currencies in which the Fund's  securities are  denominated or, in certain circumstances,  for  investment  (e.g.,  as a substitute  for investing in  securities  denominated  in foreign  currency).
Currency  hedges can  protect  against  price  movements  in a security  that the Fund owns or intends to acquire  that are attributable to changes in the value of the currency in which it is denominated.

..........The Fund might seek to hedge against changes in the value of a particular  currency when no Financial  Instruments on that currency are available or such Financial  Instruments are more expensive than certain other Financial  Instruments.
In such cases,  the Fund may seek to hedge against price  movements in that  currency by entering into  transactions  using
Financial  Instruments on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the  currency  being  hedged.  The risk that  movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

..........The value of Financial  Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve  substantially larger amounts than those involved in the use of such Financial  Instruments,  the Fund could be disadvantaged by having to deal in the odd-lot  market  (generally  consisting of  transactions  of less than $1 million) for the  underlying  foreign currencies at prices that are less favorable than for round lots.

..........There is no systematic  reporting of last sale  information for foreign  currencies or any regulatory  requirement that  quotations  available  through  dealers or other  market  sources be firm or  revised  on a timely  basis.  Quotation information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where  rates  might be less  favorable.  The  interbank  market in foreign  currencies  is a global, round-the-clock  market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies  remain open,  significant  price and rate movements  might take place in the underlying  markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

..........Settlement  of hedging  transactions  involving  foreign  currencies  might be required  to take place  within the country  issuing the  underlying  currency.  Thus,  the Fund might be required to accept or make delivery of the underlying foreign  currency  in  accordance  with any U.S.  or foreign  regulations  regarding  the  maintenance  of foreign  banking arrangements  by U.S.  residents  and might be required to pay any fees,  taxes and charges  associated  with such delivery assessed in the issuing country.

..........Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

..........The Fund may also use forward currency  contracts to hedge against a decline in the value of existing  investments denominated in foreign currency.  Such a hedge would tend to offset both positive and negative currency  fluctuations,  but would not offset  changes in security  values caused by other  factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell  another  currency  expected to perform  similarly  to the currency in which the
Fund's  existing  investments  are  denominated.  This type of hedge  could  offer  advantages  in terms of cost,  yield or efficiency,  but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars.  This type of hedge may  result in losses if the  currency  used to hedge  does not  perform  similarly  to the  currency  in which the  hedged securities are denominated.

..........The Fund may also use forward  currency  contracts in one currency or a basket of  currencies  to attempt to hedge against  fluctuations in the value of securities  denominated in a different  currency if the Sub-advisor  anticipates that there will be a positive correlation between the two currencies.

..........The cost to the Fund of engaging in forward currency  contracts varies with factors such as the currency involved, the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  currency  contracts are usually  entered  into on a principal  basis,  no fees or  commissions  are  involved.  When the Fund enters into a forward currency  contract,  it relies on the  counterparty to make or take delivery of the underlying  currency at the maturity of the contract.  Failure by the  counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

..........As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into offsetting  closing  transactions,  similar  to  closing  transactions  on futures  contracts,  by  selling or  purchasing, respectively,  an instrument  identical to the instrument  purchased or sold.  Secondary markets generally do not exist for forward  currency  contracts,  with the  result  that  closing  transactions  generally  can be made for  forward  currency contracts only by negotiating  directly with the  counterparty.  Thus, there can be no assurance that the Fund will in fact be able to close out a forward  currency  contract at a favorable  price prior to maturity.  In  addition,  in the event of insolvency of the  counterparty,  the Fund might be unable to close out a forward currency  contract.  In either event, the
Fund would  continue  to be subject to market  risk with  respect to the  position,  and would  continue  to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

..........Forward  currency  contracts  may  substantially  change the Fund's  investment  exposure  to changes in  currency exchange rates and could result in losses to the Fund if currencies do not perform as the  Sub-advisor  anticipates.  There is no assurance that the Sub-advisor's  use of forward currency  contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

..........The Fund may also purchase and sell foreign currency and invest in foreign currency deposits.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Combined  Positions.  The Fund may purchase and write  options or futures in  combination  with each other,  or in combination  with  futures or forward  currency  contracts,  to manage the risk and return  characteristics  of its overall position.  For example,  the Fund may purchase a put option and write a call option on the same underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.
Another  possible  combined  position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs.

..........Turnover.  The Fund's options and futures  activities  may affect their  turnover  rates and brokerage  commission payments.  The exercise of calls or puts written by the Fund, and the sale or purchase of futures  contracts,  may cause it to sell or purchase related  investments,  thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written,  it cannot effect a closing  transaction in order to terminate its obligation under the option and must deliver or receive the  underlying  securities at the exercise  price.  The exercise of puts purchased by the Fund may also cause the sale of related investments,  increasing turnover.  Although such exercise is within the Fund's control, holding a  protective  put might cause it to sell the related  investments  for reasons that would not exist in the absence of the put.  The Fund will pay a  brokerage  commission  each time it buys or sells a put or call or  purchases  or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

..........Swaps,  Caps,  Floors  and  Collars.  The Fund is  authorized  to enter into  swaps,  caps,  floors  and  collars.
Additional  information  about  forward  currency  contracts  and other foreign  currency  transactions  and their risks is included in this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment  Methods." A collar combines elements of buying a cap and selling a floor.

..........Investment  Company  Securities.  The Fund may invest in  securities  issued by other  investment  companies  that invest in short-term  debt  securities  and seek to maintain a net asset value of $1.00 per share ("money  market  funds").
The Fund also may invest in Standard & Poor's  Depositary  Receipts  ("SPDRs")  and shares of other  investment  companies.
SPDRs are investment  companies whose portfolios  mirror the compositions of specific S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs  are  traded  on the  American  Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend
Equivalent  Amount" that  corresponds  to the amount of cash dividends  accruing to the securities  held by the SPDR Trust, net of certain fees and expenses.  The Investment  Company Act of 1940, as amended (the "1940 Act"),  limits investments in securities of other investment  companies,  such as the SPDR Trust. These limitations include,  among others, that, subject to certain  exceptions,  no more than 10% of the Fund's  total  assets may be invested in  securities  of other  investment companies,  no more than 5% of its total assets may be invested in the  securities of any one investment  company,  and the
Fund may not own more than 3% of the outstanding shares of any investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........REITS -- Real Estate  Investment  Trusts are investment trusts that invest primarily in real estate and securities of businesses  connected to the real estate industry.  A REIT is a managed  portfolio of real estate  investments.  Certain
REITs  holds  equity  positions  in real  estate and  provides  their  shareholders  with  income  from the  leasing of its properties  and capital  gains from any sales of  properties.  Other REITs  specialize  in lending  money to  developers of properties  and pass any interest  income earned to their  shareholders.  REITs are  dependent  upon  management  skills of their  operators.  REITs  generally  are not  diversified,  and are,  therefore,  subject  to the risk of  financing  a few projects or an unlimited number of projects.  They are also subject to heavy cash flow  dependency,  defaults by borrowers, and self-liquidation.

..........Securities Lending. The Fund may lend its portfolio  securities.  The advantage of lending portfolio securities is that the Fund  continues to have the benefits  (and risks) of  ownership of the loaned  securities,  while at the same time receiving  interest  from the  borrower of the  securities.  The primary  risk in lending  portfolio  securities  is that a borrower may fail to return a portfolio security.

..........Sovereign Debt. In certain  emerging  countries,  the central  government and its agencies are the largest debtors to local and foreign  banks and others.  Sovereign  debt  involves the risk that the  government,  as a result of political considerations  or cash flow  difficulties,  may fail to make  scheduled  payments of interest or principal and may require holders to participate in  rescheduling of payments or even to make additional  loans.  If an emerging  country  government defaults on its sovereign debt, there is likely to be no legal  proceeding  under which the debt may be ordered repaid,  in whole or in part. The ability or willingness  of a foreign  sovereign  debtor to make payments of principal and interest in a timely manner may be influenced  by, among other  factors,  its cash flow,  the  magnitude of its foreign  reserves,  the availability  of foreign  exchange on the payment  date,  the debt service  burden to the economy as a whole,  the debtor's then current  relationship with the International  Monetary Fund and its then current  political  constraints.  Some of the emerging  countries  issuing such  instruments  have experienced high rates of inflation in recent years and have extensive internal debt.  Among other effects,  high inflation and internal debt service  requirements  may adversely affect the cost and  availability  of future  domestic  sovereign  borrowing to finance  government  programs,  and may have other  adverse social,  political and economic  consequences,  including  effects on the  willingness  of such  countries to service their sovereign  debt. An emerging  country  government's  willingness  and ability to make timely payments on its sovereign debt also are likely to be heavily  affected by the country's  balance of trade and its access to trade and other  international credits.  If a country's exports are concentrated in a few commodities,  such country would be more  significantly  exposed to a decline in the  international  prices of one or more of such  commodities.  A rise in protectionism on the part of its trading  partners,  or  unwillingness  by such partners to make payment for goods in hard  currency,  could also  adversely affect the  country's  ability to export its  products  and repay its debts.  Sovereign  debtors may also be  dependent  on expected  receipts  from such  agencies  and others  abroad to reduce  principal  and  interest  arrearages  on their debt.
However,  failure by the  sovereign  debtor or other entity to implement  economic  reforms  negotiated  with  multilateral agencies or others,  to achieve  specified  levels of economic  performance,  or to make other debt  payments when due, may cause third parties to terminate  their  commitments  to provide funds to the sovereign  debtor,  which may further  impair such debtor's willingness or ability to service its debts.

..........The Fund may invest in debt  securities  issued  under the  "Brady  Plan" in  connection  with  restructurings  in emerging country debt markets or earlier loans.  These securities,  often referred to as "Brady Bonds," are, in some cases, denominated  in U.S.  dollars and  collateralized  as to  principal  by U.S.  Treasury  zero coupon  bonds  having the same maturity.  At least one year's interest  payments,  on a rolling basis, are  collateralized  by cash or other  investments.
Brady  Bonds  are  actively  traded  on an  over-the-counter  basis in the  secondary  market  for  emerging  country  debt securities. Brady Bonds are lower-rated bonds and are highly volatile.

..........U.S.  Government  Securities.  The Fund  may,  from  time to time,  purchase  debt  securities  issued by the U.S.
government.  These  securities  include  Treasury bills,  notes,  and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years,  and Treasury bonds generally have maturities of more than ten years.

..........U.S. government debt securities also include securities issued or guaranteed by agencies or  instrumentalities  of the U.S. government.  Some obligations of U.S. government agencies,  which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") Participation  Certificates,  are supported by the full faith and credit of the U.S. Treasury.  GNMA Certificates are mortgage-backed  securities  representing part ownership of a pool of mortgage loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial banks and savings and loan associations -- are either insured by the Federal Housing  Administration or guaranteed by the Veterans  Administration.  A
"pool" or group of such  mortgages  is  assembled  and,  after being  approved  by GNMA,  is offered to  investors  through securities  dealers.  Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by
GNMA and  backed by the full  faith  and  credit of the U.S.  government.  The  market  value of GNMA  Certificates  is not guaranteed.  GNMA  Certificates  are different  from bonds because  principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity,  as is the case with a bond. GNMA  Certificates are called
"pass-through"  securities because both interest and principal payments  (including  prepayments) are passed through to the holder of the GNMA Certificate.

..........Other United States  government debt securities,  such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury.  Others,  such as bonds issued by Fannie Mae, a federally chartered private  corporation,  are supported  only by the credit of the  corporation.  In the case of securities  not backed by the full faith and credit of the United  States,  the Fund must look  principally  to the agency  issuing or  guaranteeing  the obligation in the event the agency or  instrumentality  does not meet its  commitments.  The Fund will invest in securities of such  instrumentalities  only  when the  Sub-advisor  is  satisfied  that  the  credit  risk  with  respect  to any such instrumentality is comparatively minimal.

..........When-Issued/Delayed  Delivery.  The Fund normally buys and sells securities on an ordinary  settlement basis. That means that the buy or sell order is sent,  and the Fund  actually  takes  delivery or gives up physical  possession  of the security on the  "settlement  date,"  which is three  business  days later.  However,  the Fund also may  purchase and sell securities on a when-issued or delayed delivery basis.

..........When-issued or delayed delivery  transactions  occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon  time in the future.  The Fund may engage in this practice in an effort to secure an advantageous price and yield.  However,  the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the  when-issued  or delayed  delivery  transaction  was entered  into.
When the Fund engages in  when-issued  and delayed  delivery  transactions,  it relies on the seller or buyer to consummate the sale at the future date.  If the seller or buyer fails to act as promised,  that failure may result in the Fund missing the  opportunity of obtaining a price or yield  considered to be  advantageous.  No payment or delivery is made by the Fund until it receives  delivery or payment from the other party to the  transaction.  However,  fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF INVESCO Health Sciences Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will:

..........1.       Not change its policy to invest at least 80% of the value of its assets in securities  of companies  that develop,  produce or  distribute  products  or services  related to health  care  unless it provides 60 days prior  written notice to its shareholders.

..........2.       Not sell securities  short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or purchase  securities on margin,  except that (i) this policy does not prevent the
Fund from entering into short positions in foreign currency,  futures contracts,  options, forward contracts,  swaps, caps, floors,  collars and other financial  instruments,  (ii) the Fund may obtain such  short-term  credits as are necessary for the clearance of transactions,  and (iii) the Fund may make margin payments in connection with futures contracts,  options, forward contracts, swaps, caps, floors, collars and other financial instruments.

..........3.       Borrow  money  only  from a bank  or  from an  open-end  management  investment  company  managed  by the
Sub-advisor  or an affiliate or a successor  thereof for temporary or emergency  purposes (not for leveraging or investing)
or by  engaging  in  reverse  repurchase  agreements  with any party  (reverse  repurchase  agreements  will be  treated as borrowings for purposes of the Fund's fundamental limitation on borrowings.

..........4.       Not  purchase  any  security  if,  as a result,  more than 15% of its net  assets  would be  invested  in securities  that are deemed to be illiquid  because  they are  subject to legal or  contractual  restrictions  on resale or because they cannot be sold or disposed of in the  ordinary  course of business at  approximately  the prices at which they are valued.

..........5.       Invest in securities  issued by other  investment  companies only to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Managed OTC Fund) is to provide  investment  results that  correspond  to the  performance  of a benchmark  for  securities  that are traded in the over-the-counter market.  The Fund's current benchmark is a multiple of the NASDAQ-100 Index.

Investment Policies:

         Borrowing.  The Fund may borrow money to  facilitate  management  of the Fund's  portfolio by enabling the Fund to meet redemption  requests when the liquidation of portfolio  instruments  would be  inconvenient or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage  (total assets,  including  assets acquired with borrowed funds,  less liabilities  exclusive of borrowings) of 300% of all amounts  borrowed.  Maintenance of this  percentage  limitation  may  result in the sale of  portfolio  securities  at a time when  investment  considerations otherwise indicate that it would be disadvantageous to do so.

         The Fund is authorized to pledge portfolio  securities as the Sub-advisor deems appropriate in connection with any borrowings.  Additional  information  about borrowing is included in the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent  permitted by the
1940 Act and rules and  regulations  thereunder,  and,  if  applicable,  exemptive  orders  granted  by the SEC.  If a Fund invests in, and, thus, is a shareholder of, another investment  company,  the Fund's  shareholders will indirectly bear the
Fund's  proportionate  share of the fees and expenses paid by such other investment  company,  including  advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's  Investment  Manager and the other expenses that the Fund bears directly in connection with the Fund's own operations.

         Lending of  Portfolio  Securities.  Subject to the  investment  restrictions  set forth  below,  the Fund may lend portfolio  securities to brokers,  dealers,  and financial  institutions,  provided that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained  each business day in a segregated  account  pursuant to  applicable  regulations.  Loans would be subject to  termination  by the  borrower on one day's notice.  Borrowed  securities  must be returned when the loan is terminated.  Any gain or loss in the market price of the  borrowed  securities  which  occurs  during the term of the loan inures to the Fund and the Fund's  shareholders.  The
Fund may pay reasonable finders,  borrowers,  administrative,  and custodial fees in connection with a loan. For additional discussion  about this  practice,  see this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth  below.  A  description  of and additional  information  on these  instruments  and their risks are  included in this SAI and  Company's  Prospectus  under
"Certain Risk Factors and Investment  Methods." Certain other  information risks pertaining to these investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options and write (sell) put options on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may purchase call and put options and write put options on stock indices listed on national securities exchanges or traded in the  over-the-counter  market as an investment vehicle for the purpose of realizing the Fund's investment objective.

         When the Fund writes an option on an index,  the Fund will be required  to deposit and  maintain  with a custodian cash or  liquid  securities  equal  in value to the  aggregate  exercise  price  of a put or call  option  pursuant  to the requirements  and the rules of the  applicable  exchange.  If, at the close of business on any day, the market value of the deposited  securities  falls below the contract price,  the Fund will deposit with the custodian cash or liquid  securities equal in value to the deficiency.

         Stock Index Futures Contracts and Related Options.  The Fund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements.  A futures contract generally obligates the seller to deliver  (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

         The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a
second identical futures contract is sold to offset a long position (or bought to offset a short position).   In such
cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier)
multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into.  If the original position entered into is a long position (futures contract purchased) there will be a gain
(loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions.  If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

         When the Fund purchases a put or call option on a futures contract,  the Fund pays a premium for the right to sell or purchase the underlying  futures  contract for a specified price upon exercise at any time during the option period.  By writing  (selling) a put or call option on a futures  contract,  the Fund  receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the  underlying  futures  contract for a specified  price upon exercise at any time during the option period.

         Whether  the Fund  realizes  a gain or loss from  futures  activities  depends  generally  upon  movements  in the underlying  commodity.  The extent of the Fund's loss from an unhedged short position in futures  contracts or from writing options on futures  contracts is potentially  unlimited.  The Fund may engage in related closing  transactions with respect to options on futures  contracts.  The Fund will engage in transactions  in futures  contracts and related options that are traded on a U.S.  exchange  or board of trade or that have been  approved  for sale in the U.S.  by the  Commodity  Futures
Trading Commission ("CFTC").

         When the Fund purchases or sells a futures contract,  or sells an option thereon,  the Fund "covers" its position.
To cover its position,  the Fund may enter into an offsetting position,  earmark or segregate with its custodian bank or on the official books and records of the Fund (and  mark-to-market  on a daily basis) cash or liquid  instruments  that,  when added to any amounts deposited with a futures  commission  merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

         The Fund may  "cover" its long  position in a futures  contract  by  purchasing  a put option on the same  futures contract with a strike price (i.e.,  an exercise  price) as high or higher than the price of the futures  contract,  or, if the strike  price of the put is less than the price of the  futures  contract,  the Fund will  earmark,  segregate  cash or liquid  instruments equal in value to the difference  between the strike price of the put and the price of the future.  The
Fund may also cover its long position in a futures  contract by taking a short position in the  instruments  underlying the futures contract,  or by taking positions in instruments the prices of which are expected to move relatively  consistently, inverse to the futures  contract.  The Fund may  "cover" its short  position  in a futures  contract by  purchasing  a call option on the same futures  contract  with a strike price (i.e.,  an exercise  price) as low or lower than the price of the futures  contract,  or, if the strike  price of the call is greater than the price of the futures  contract,  the Fund will earmark,  segregate cash or liquid  instruments  equal in value to the difference  between the strike price of the call and the price of the  future.  The Fund may cover its short  position in a futures  contract  by taking a long  position in the instruments  underlying the futures  contract,  or by taking positions in instruments,  the prices of which are expected to move relatively  consistently with a long position in the futures  contract.  The Fund may cover long or short positions in futures by  earmarking  or  segregating  with its  custodian  bank or on the  official  books and  records of the Fund (and mark-to-market  on a daily  basis) cash or liquid  instruments  that,  when added to any amounts  deposited  with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

         The Fund may cover its sale of a call  option on a futures  contract by taking a long  position in the  underlying futures  contract at a price less than or equal to the strike  price of the call  option,  or, if the long  position in the underlying  futures  contract is  established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated  account liquid  instruments equal in value to the difference between the strike price of the call and the price of the future.  The Fund may also cover its sale of a call option by taking  positions  in  instruments, the prices of which are expected to move  relatively  consistently  with the call option.  The Fund may cover its sale of a put option on a futures  contract by taking a short position in the underlying  futures contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying  futures  contract is established at a price less than the strike price of the written  put,  the Fund will  segregate  cash or liquid  instruments  equal in value to the  difference  between  the  strike  price of the put and the price of the  future.  The Fund may also cover its sale of a put option by taking  positions in instruments the prices of which are expected to move  relatively  consistently with the put option.

         Although the Fund intends to sell  futures  contracts  only if there is an active  market for such  contracts,  no assurance can be given that a liquid market will exist for any  particular  contract at any particular  time.  Many futures exchanges  and boards of trade  limit the  amount of  fluctuation  permitted  in futures  contract  prices  during a single trading  day.  Once the daily limit has been reached in a  particular  contract,  no trades may be made that day at a price beyond that limit or trading may be suspended for specified  periods  during the day.  Futures  contract  prices could move to the limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation of futures positions and potentially  subjecting the Fund to substantial  losses.  If trading is not possible,  or if the Fund determines not to close a futures  position in anticipation of adverse price  movements,  the Fund will be required to make daily cash  payments of variation  margin.  The risk that the Fund will be unable to close out a futures  position  will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

         Portfolio  Turnover.  The  Fund's  portfolio  turnover  rate  to a  great  extent  will  depend  on the  purchase, redemption,  and exchange  activity of the Fund, it is very difficult to estimate what the Fund's actual turnover rate will be in the future.  However,  the  Sub-advisor  anticipates  that the  portfolio  turnover may equal or exceed 100%.  For an additional  discussion of portfolio  turnover,  see this SAI under "Portfolio  Transactions"  and the Company's  Prospectus
under "Portfolio Turnover."

         Short Sales  Against  the Box.  The Fund may engage in short sales  "against  the box".  The Fund may make a short sale when the Fund wants to sell the security the Fund owns at a current  attractive  price, in order to hedge or limit the exposure of the Fund's position.  For further  information  about this practice,  please refer to the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Tracking  Error.  Although the Fund does not expect that the returns per day will deviate  substantially  from its benchmark  by more than one  percent,  several  factors may affect the ability of the Fund to achieve  investment  results.
Among these are: (1) Fund  expenses,  including  brokerage  (which may be increased by high portfolio  turnover);  (2) less than all of the  securities  in the benchmark  being held by the Fund and  securities  not included in the benchmark  being held by the Fund; (3) an imperfect  correlation  between the  performance of instruments  held by the Fund, such as futures contracts and options,  and the  performance  of the  underlying  securities in the cash market;  (4) bid-ask  spreads (the effect of which may be  increased  by  portfolio  turnover);  (5) the Fund holds  instruments  traded in a market  that has become  illiquid or disrupted;  (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not  disseminated  in advance;  (8) the need to conform the Fund's  portfolio  holdings to comply with  investment restrictions or policies or regulatory or tax law  requirements;  or (9) timing in receiving  shareholder  activity or (10)
mathematical  compounding prevents the Fund from achieving  correlation with its benchmark over a period of time other than daily.

         U.S. Government  Securities.  The Fund may invest in U.S. Government  Securities.  Securities issued or guaranteed by the U.S.  Government or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full  faith and credit of the U.S.  Treasury  and which  differ  only in their  interest  rates,  maturities,  and times of issuance.  U.S.  Treasury bills have initial  maturities of one year or less; U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds  generally have initial  maturities of greater than ten years.  Certain U.S.
Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government  including,  but not limited to, Fannie Mae, the Government National Mortgage Association,  the Small Business Administration,  the Federal Farm
Credit Administration,  the Federal Home Loan Banks, Banks for Cooperatives  (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal  Intermediate  Credit Banks, the Tennessee Valley Authority,  the Export-Import Bank of
the United States, the Commodity Credit  Corporation,  the Federal Financing Bank, the Student Loan Marketing  Association,
and the National Credit Union Administration.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities,  including,  for example,
Government  National  Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the
U.S.  Treasury.  Other obligations  issued by or guaranteed by Federal agencies,  such as those securities issued by Fannie
Mae, are supported by the  discretionary  authority of the U.S.  Government to purchase certain  obligations of the Federal agency,  while other  obligations  issued by or  guaranteed  by Federal  agencies,  such as those of the Federal  Home Loan
Banks,  are  supported  by the right of the issuer to borrow from the U.S.  Treasury.  While the U.S.  Government  provides financial support to such U.S.  Government-sponsored  Federal agencies,  no assurance can be given that the U.S. Government will always do so,  because the U.S.  Government is not so obligated by law. U.S.  Treasury  notes and bonds  typically pay coupon interest semi-annually and repay the principal at maturity.

         When-Issued   and   Delayed-Delivery   Securities.   The  Fund  may  purchase   securities  on  a  when-issued  or
delayed-delivery  basis  (i.e.,  delivery  and  payment  can take place  between a month and 120 days after the date of the transaction).  At the time the Fund makes the  commitment  to purchase  securities  on a  when-issued  or  delayed-delivery basis,  the Fund will record the  transaction  and thereafter  reflect the value of the securities  each day in determining the Fund's net asset value.  The Fund will not purchase  securities on a  when-issued  or  delayed-delivery  basis if, as a result,  more than 15% of the Fund's net assets  would be so  invested.  At the time of  delivery  of the  securities,  the value of the securities  may be more or less than the purchase  price.  The Fund will also  establish a segregated  account with the Fund's  custodian  bank in which the Fund will  maintain  cash or liquid  securities  equal to or greater in value than the Fund's  purchase  commitments  for such  when-issued or  delayed-delivery  securities.  The  Sub-advisor  does not believe  that the Fund's net asset value or income will be adversely  affected by the Fund's  purchase of  securities  on a when-issued or  delayed-delivery  basis. For more information  about  when-issued  securities,  please see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Swaps,  Caps,  Floors  and  Collars.  The Fund is  authorized  to enter into  swaps,  caps,  floors  and  collars.
Additional  information  on swaps,  caps and floors is  included in this SAI under  "Certain  Risk  Factors and  Investment
Methods."  A collar combines elements of buying a cap and selling a floor.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF ProFund  Managed OTC Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or  hypothecate  the Fund's  assets,  except to the extent  necessary  to secure  permitted borrowings and to the extent  related to the deposit of assets in escrow in connection  with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment  or delayed-delivery  basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions,  options, futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5. Make short sales of  portfolio  securities  or purchase any  portfolio  securities  on margin,  except for such short-term  credits as are necessary for the  clearance of  transactions.  The deposit or payment by the Fund of initial or variation  margin in connection  with futures or options  transactions  is not  considered  to be a securities  purchase on margin.  The Fund may engage in short  sales if, at the time of the short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

ASAF Marsico Capital Growth Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Capital Growth Fund) is to seek  capital  growth.  Realization  of income is not an  investment  objective  and any income  realized  on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies and forward  contracts.  The Fund will not use futures contracts and options for leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets  of the Fund.  The Fund may  invest  in  forward  currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions on the types of securities and on indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

..........Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted  above,  the Fund,  in order to  attempt to protect  the value of its  investments  from  interest  rate or  currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Fund  expects to enter into these  transactions  primarily  to preserve a return or spread on a  particular  investment  or portion of its  investments.  The Fund also may enter into these  transactions to protect against any increase in the price of  securities  the Fund may  consider  buying at a later  date.  The Fund does not  intend  to use these  transactions  as speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an  exchange of  floating  rate  payments  for fixed rate  payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase  of an  interest  rate  floor  entitles  the  purchaser,  to the  extent  that a  specified  index  falls  below a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based or  liability-based  basis, depending  upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Fund receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be  maintained  in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would maintain a segregated  account in the full amount  accrued on a daily basis of the Fund's  obligations  with respect to the swap.  The
Fund will not enter  into any  interest  rate  swap,  cap or floor  transaction  unless the  unsecured  senior  debt or the claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells  (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account  cash or other liquid  assets having  an  aggregate  net  asset  value at least  equal  to the full  amount,  accrued  on a daily  basis,  of the  Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counterparty to collateralize  obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments  that the Fund  contractually  is entitled to receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement described  above.  For an  additional  discussion  of these  strategies,  see this SAI  under  "Certain  Risk  Factors  and
Investment Methods."

..........Reverse Repurchase  Agreements.  Subject to guidelines  promulgated by the Board of Directors of the Company,  the
Fund may enter into reverse  repurchase  agreements.  For a description of these investment  techniques,  see the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk" bonds) are debt  securities  rated below investment  grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and
Moody's  Investors  Service,  Inc.  ("Moody's").   The  Fund  will  not  invest  more  than  5%  of  its  total  assets  in high-yield/high risk and mortgage- and asset-backed securities.

         The value of lower quality  securities  generally is more  dependent on the ability of the issuer to meet interest and  principal  payments  (i.e.  credit  risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality  securities may be more  sensitive to interest rate movements than lower quality  securities.  The Fund will not  purchase  debt  securities  rated below  "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Fund may also  purchase unrated bonds of foreign and domestic  issuers.  For an additional  discussion  of  high-yield/high-risk  and mortgage- and asset-backed securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind,  and Step Coupon Bonds. The Fund may purchase zero coupon, pay-in-kind,  and step coupon bonds.  Zero coupon bonds are debt  securities that do not pay periodic  interest,  but are issued at a discount from their face value.  The discount  approximates  the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally give the issuer the option to pay cash at a coupon  payment date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon  payment that would have been made. Step coupon bonds begin to pay coupon  interest,  or pay an increased rate of interest,  at some time after they are issued.  The discount at which step coupon bonds trade  depends on the time  remaining  until cash  payments begin,  prevailing  interest  rates,  the liquidity of the security and the  perceived  credit  quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds  generally  will  fluctuate more in response to changes in
interest  rates  than  will  conventional   interest-paying  securities  with  comparable  maturities.  For  an  additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Marsico Capital Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the
Directors without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short without the payment of any additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute selling securities short.

         2.       The Fund does not  currently  intend to purchase  securities  on margin,  except that the Fund may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits  in  connection  with  transactions  in  futures,  options,  swaps and  forward  contracts  shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not mortgage or pledge any securities  owned or held by the Fund in amounts that exceed,  in the aggregate,  15% of the Fund's net asset value,  provided that this limitation does not apply to (i) reverse  repurchase agreements;  (ii)  deposits  of assets on  margin;  (iii)  guaranteed  positions  in  futures,  options,  swaps or  forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not currently  intend to purchase any  securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets  would be invested  in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the  Sub-advisor acting  pursuant to authority  delegated  by the  Directors,  may  determine  that a readily  available  market  exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, as amended,  or any successor to such  rule,  and  Section  4(2)  commercial  paper.  Accordingly,  such  securities  may not be  subject  to the  foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF Goldman Sachs Concentrated Growth Fund:

Investment  Objective:  The investment objective of the Fund (will be renamed Strategic Partners  Concentrated Growth Fund)
is to seek  growth  of  capital.  Realization  of income  is not a  significant  investment  consideration  and any  income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Corporate  Bonds and  Debentures.  The Fund may purchase  corporate  bonds and  debentures,  including bonds rated below  investment  grade.  The Fund will not invest more than 35% of its net assets in bonds rated below  investment  grade by the primary  rating  agencies.  For a discussion of lower rated  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices  and  foreign  currencies,  forward  contracts  and  swaps.  The Fund  will not enter  into any  futures contracts or options on futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the Fund would exceed the market value of the total assets of the Fund (i.e.,  no  leveraging).  The Fund may invest in forward  currency  contracts  with stated  values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and indices based on the  types  of  securities  in which  the Fund is  permitted  to  invest  directly.  The  Fund  will  effect  such transactions only with investment  dealers and other financial  institutions  (such as commercial banks or savings and loan institutions)  deemed  creditworthy  by the  Sub-advisor,  and only pursuant to procedures  adopted by the  Sub-advisor for monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  bought or  written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's obligations under an option written by the Fund,  as the case may be, will be subject to the Fund's  limitation  on illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Fund to  effect  an  offsetting  transaction  at a time  when the
Sub-advisor  believes  it  would  be  advantageous  for the  Fund to do so.  For a  description  of  these  strategies  and instruments and certain risks involved therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

..........Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted  above,  the Fund,  in order to  attempt to protect  the value of its  investments  from  interest  rate or  currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Fund  expects to enter into these  transactions  primarily  to preserve a return or spread on a  particular  investment  or portion of its  investments.  The Fund also may enter into these  transactions to protect against any increase in the price of  securities  the Fund may  consider  buying at a later  date.  The Fund does not intend to use these  transactions  as a speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an  exchange of  floating  rate  payments  for fixed rate  payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase  of an  interest  rate  floor  entitles  the  purchaser,  to the  extent  that a  specified  index  falls  below a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the interest rate floor.

..........The Fund may enter into interest rate swaps,  caps and floors on either an asset-based or  liability-based  basis, depending  upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Fund receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Fund's  obligations  over its  entitlements with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be  maintained  in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund would maintain a segregated  account in the full amount  accrued on a daily basis of the Fund's  obligations  with respect to the swap.  The
Fund will not enter  into any  interest  rate  swap,  cap or floor  transaction  unless the  unsecured  senior  debt or the claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells  (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account  cash or other liquid  assets having  an  aggregate  net  asset  value at least  equal  to the full  amount,  accrued  on a daily  basis,  of the  Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest  rate swap  transactions  that may be entered into by the Fund.  These transactions  may in some  instances  involve the  delivery of  securities  or other  underlying  assets by the Fund or its counter-party to collateralize  obligations  under the swap. Under the documentation  currently used in those markets,  the risk of loss  with  respect  to  interest  rate  swaps  is  limited  to the net  amount  of the  payments  that the Fund is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Fund would risk the loss of the net amount of the payments  that the Fund  contractually  is entitled to receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement described  above.  For an  additional  discussion  of these  strategies,  see this SAI  under  "Certain  Risk  Factors  and
Investment Methods."

..........Investment  Company  Securities.  From  time to time,  the Fund  may  invest  in  securities  of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The Fund may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money  market  fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million, although the Company's Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Reverse Repurchase  Agreements.  Subject to guidelines  promulgated by the Directors of the Company,  the Fund may enter into  reverse  repurchase  agreements.  Pursuant to an exemptive  order  granted by the SEC, the Fund and other funds advised or sub-advised by the Sub-Advisor may invest in repurchase  agreements and other money market  instruments  through a joint trading account.  For a description of these  investment  techniques,  see the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other  types of  income  producing  securities  that  the Fund may  purchase include, but are not limited to, the following types of securities:

..........         Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

..........         Standby Commitments.  These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

..........         Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Goldman Sachs  Concentrated  Growth Fund. These limitations are not "fundamental"  investment  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Purchase a security if as a result,  more than 15% of its net assets in the  aggregate,  at market value, would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions  on resale or for which there is no readily  available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options,  if any. The Directors of the Company,  the  Investment  Manager or
the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

..........2.       Enter into any  futures  contracts  or options on futures  contracts  for  purposes  other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium  required to establish  positions  in futures  contracts  and related  options  that do not fall within the  definition  of bona fide hedging transactions would exceed 5% of the fair market value of the Fund's net assets;

..........3.       Enter into any futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

..........4.       Sell  securities  short,  unless  it owns or has the right to obtain  securities  equivalent  in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short;

..........5.       Mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,
15% of the Fund's net asset value,  provided that this  limitation  does not apply to reverse  repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward  contracts or placed in a segregated account in connection with such contracts;

..........6.       Invest in companies for the purpose of exercising management or control;

..........7.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment  Company  Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates; or

..........8.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments.

ASAF LARGE-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Managed Large Cap Growth
Fund) is to seek  maximum  appreciation  of  investors'  capital  from a  portfolio  primarily  of growth  stocks of larger companies.

Investment Policies:

         Options.  The Fund may write  (sell)  call  options on  securities  as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise  price of the option,  or will  establish  and  maintain  with the Fund's  custodian  for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection  with the optioned  securities.  The Fund may write put options  provided  that, so long as the Fund is  obligated  as the  writer of the  option,  the Fund owns an option to sell the  underlying  securities subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and maintains with the custodian in a segregated  account eligible  securities  having a value equal to or greater than the exercise  price of the option.  The premium  received for writing an option will reflect,  among other things,  the current market  price of the  underlying  security,  the  relationship  of the  exercise  price to such  market  price,  the  price volatility of the underlying  security,  the option  period,  supply and demand and interest  rates.  The Fund may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread between the security  underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the  current  market  value of the  underlying  security  at the time the option is written.  The Fund may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options. The Fund may deal in over-the-counter  traded options ("OTC options").  Unlike exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally  done by reference to  information  from market  makers,  which  information  is carefully  monitored by the  Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Fund receives the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the Fund will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions  if necessary and,  therefore,  present  minimal credit risks to the Fund. The Sub-advisor will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund  currently will not engage in
OTC options  transactions  if the amount  invested by the Fund in OTC  options,  plus a "liquidity  charge"  related to OTC options  written by the Fund, plus the amount  invested by the Fund in other illiquid  securities,  would exceed 15% of the
Fund's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Fund  anticipates  entering  into  agreements  with dealers to which the Fund sells OTC  options.  Under these agreements  the Fund would have the absolute  right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction  will be the Repurchase  Price related to the OTC option less the intrinsic value of the OTC  option.  The  intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic  value will be the amount by which the exercise  price exceeds the current market value of the  underlying  security.  If there is no such  agreement  requiring  a dealer to allow the Fund to  repurchase  a specific  OTC option  written by the Fund,  the
"liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or  intends  to  purchase,  and not for  speculation.  When the Fund  writes an option on a  securities  index,  it will be required to deposit  with its  custodian  and  mark-to-market  eligible  securities  to the extent  required by  applicable regulation.  Where the Fund  writes a call  option on a  securities  index at a time when the  contract  value  exceeds the exercise price,  the Fund will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents  equal in value to such excess.  The Fund may also purchase and sell options on indices  other than  securities indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  Index options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund  holds or  intends to  purchase.  For  example,  when the  near-term  market  view is  bearish  but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge against  market  increases by entering  into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its  investment  objective.  Also,  if the Fund owned  long-term  bonds and interest  rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Fund could hold  short-term  debt  securities and benefit  from the  income  earned by  holding  such  securities,  while at the same time the Fund  could  purchase  futures contracts  on  long-term  bonds or the cash  value of a  securities  index.  Thus,  the Fund could  take  advantage  of the anticipated  rise in the value of long-term bonds without  actually buying them. The futures  contracts and short-term debt securities  could then be liquidated  and the cash proceeds used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences in value arising from the  delivery of  securities  with a different  interest  rate than that  specified  in the  contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may  purchase  and write  call and put  options  on  financial  futures  contracts.  Options  on  futures contracts  involve  risks  similar  to those  risks  relating  to  transactions  in  financial  futures  contracts.  For an additional  discussion  of investing in financial  futures  contracts  and options on financial  futures  contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities
Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such  commercial  paper may be issued  only to finance  current  transactions  and must  mature in nine months or less.  Such  commercial  paper is traded primarily by institutional  investors  through  investment  dealers,  and individual  investor  participation in the commercial  paper  market is very  limited.  The Fund also may  invest  in  commercial  paper  issued  in  reliance  on the so-called  "private  placement"  exemption  from  registration  afforded  by  Section  4(2) of the  Securities  Act of 1933
("Section  4(2)  paper").  Section 4(2) paper is  restricted  as to  disposition  under the federal  securities  laws,  and generally  is sold to  institutional  investors,  such as the  Fund,  who  agree  that  they are  purchasing  the paper for investment  and not with a view to public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section  4(2) paper will be considered  illiquid,  and subject to the Fund's  limitation on investing in illiquid  securities,  unless the  Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may  invest  in  asset-backed  and  mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Fund will currently invest in only those  collateralized  obligations that are fully  collateralized and would not  materially  alter the risk profile of the Fund.  Fully  collateralized  means that the  collateral  will generate cash flows  sufficient  to meet  obligations  to  holders of the  collateralized  obligations  under even the most  conservative prepayment and interest rate projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case prepayment  condition  and  to  minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated.  The Fund does not  currently  intend to  invest  more than 5% of its total  assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Fund's  limitation on illiquid  securities  unless they are  determined to be liquid under  guidelines  established  by the
Board of Directors.

         In  reliance  on an  interpretation  by the SEC,  the  Fund's  investments  in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional  fixed or  floating  rate  collateralized  obligations,  and their yield and value will  fluctuate  in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest  rate  adjustments.  Currently,  the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
ASAF Large-Cap Growth Fund. These  limitations are not  "fundamental"  restrictions and may be changed without  shareholder approval.  The Fund will not:

..........1.       Change  its policy to invest at least 80% of the value of its  assets in large  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek attractive  long-term  capital  appreciation on an after tax  basis.  The Fund  will  normally  invest  primarily  in common  stocks.  Assets of the Fund  invested  in equity securities will be subject to all of the risks of investing in the stock market.

Investment Policies:

..........Foreign  Securities.  The  Fund  may  invest  up  to  25%  of  its  total  assets  (excluding  reserves)  in  U.S.
dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers.  These include  nondollar-denominated securities  traded  outside of the U.S. and  dollar-denominated  securities of foreign  issuers traded in the U.S. (such as
ADRs).  Such  investments  increase a  portfolio's  diversification  and may enhance  return,  but they also  involve  some special risks, such as exposure to potentially adverse local,  political,  and economic  developments;  nationalization and exchange  controls;  potentially  lower  liquidity  and higher  volatility;  possible  problems  arising  from  accounting, disclosure,  settlement,  and regulatory  practices that differ from U.S.  standards;  and the chance that  fluctuations in foreign exchange rates will decrease the investment's  value  (favorable  changes can increase its value).  These risks are heightened for investments in developing  countries,  and there is no limit on the amount of fund foreign  investments that may be made in such countries.

..........Hybrid Instruments.  Hybrid Instruments (a type of potentially  high-risk  derivative) can combine the elements of futures  contracts  or options  with those of debt,  preferred  equity,  or a depositary  instrument  (hereinafter  "Hybrid
Instruments").  Thus,  Hybrid  Instruments  may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  Hybrids can have volatile  prices  and  limited  liquidity  and their use may be  unsuccessful.  The Fund may  invest up to 10% of its total assets in hybrid instruments.

..........For a discussion of certain risks  involved in investing in hybrid  instruments  see this SAI under  "Certain Risk
Factors and Investment Methods."

..........Warrants.  The Fund may acquire warrants.  For a discussion of certain risks involved therein,  see this SAI under
"Certain Risk Factors and Investment Methods."

..........Futures Contracts:

..........Transactions in Futures.  Futures  contracts are a type of potentially  high-risk  derivative.  The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

..........Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's  portfolio,  as a cash management  tool,  or as an efficient  way for the  Sub-advisor  to  implement  either an increase or decrease in portfolio market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the Fund's  portfolio  successfully,  the Fund must sell futures contacts with respect to indices or subindices  whose movements will have a significant  correlation  with movements in the prices of the
Fund's portfolio securities.

..........Interest  rate or currency  futures  contracts  may be used as a hedge  against  changes in  prevailing  levels of interest  rates or currency  exchange rates in order to establish  more  definitely  the effective  return on securities or currencies  held or intended to be acquired by the Fund.  In this  regard,  the Fund could sell  interest  rate or currency futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

..........The Fund will enter into futures  contracts  which are traded on national and foreign futures  exchanges,  and are standardized as to maturity date and underlying  financial  instrument.  Futures exchanges and trading in the United States are  regulated  under the  Commodity  Exchange  Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........Regulatory  Limitations.  If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules,  the aggregate  initial margin deposits and premium required to establish those positions  cannot exceed 5% of the  liquidation  value of the Fund after taking into account  unrealized  profits and unrealized  losses on any such  contracts it has entered  into;  provided,  however,  that in the case of an option that is in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in  calculating  the 5%  limitation.  For purposes of this policy,  options on futures  contracts and foreign currency options traded on a commodities  exchange will be considered  "related  options." This policy may be modified by the Directors of the Company  without a shareholder  vote and does not limit the percentage of the Fund's assets at risk to 5%.

..........In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Fund, an amount of cash,  liquid assets,  or other  suitable  collateral as permitted by the SEC, equal to the market value of the futures  contracts and options thereon (less any related margin  deposits),  will be identified by the Fund to cover the position,  or  alternative  cover (such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account  cannot be sold while the position in the  corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the  commitment of a large portion of the Fund's assets to cover or identified  accounts could impede portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may  invest.  Writing a put option on a futures  contract  serves as a partial  hedge  against an  increase in the value of securities  the Fund intends to acquire.  If the futures  price at  expiration  of the option is above the exercise  price, the Fund will retain the full amount of the premium  which  provides a partial  hedge  against any  increase  that may have occurred in the price of the  securities  the Fund  intends to acquire.  If the futures  price when the option is exercised is below the exercise price,  however,  the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

..........As an  alternative  to writing or purchasing  call and put options on stock index  futures,  the Fund may write or purchase call and put options on stock  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time a single order to purchase or sell  futures  contracts  (or options  thereon) may be made on behalf of the Fund and other funds.  Such  aggregated  orders would be allocated among the Fund and the other funds in a fair  and  non-discriminatory  manner.  See  this  SAI and  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods" for a description of certain risks in options and futures contracts.

..........Additional  Futures and Options  Contracts.  Although the Fund has no current  intention of engaging in futures or options  transactions  other than those  described  above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Federal Tax Treatment of Options,  Futures Contracts,  and Forward Foreign Exchange  Contracts.  Although the Fund
invests almost  exclusively in securities  that generate  income that is exempt from federal income tax, the Fund may enter into certain option,  futures,  and foreign exchange contracts,  including options and futures on currencies,  which may be treated  as  Section  1256  contracts  income  from which is not exempt  from such tax.  Therefore,  use of the  investment techniques described above could result in taxable income to shareholders of the Fund.

..........Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Fund's fiscal year and any gains or losses will be  recognized  for tax purposes at that time.  Gains or losses  recognized from  the  closing  or  settlement  of such  contracts,  as  well  as from  the  disposition  of  such  contracts,  will be characterized  as 60%  long-term  capital  gain or loss and 40%  short-term  capital  gain or loss,  without  regard to the holding period of the contract.  The Fund will be required to distribute  net gains on such  transactions  to  shareholders even though it may not have closed the transaction and received cash to pay such distributions.

..........Options,  futures,  and forward foreign exchange  contracts,  including  options and futures on currencies,  which offset a foreign  currency-denominated  bond or currency position (or certain other positions) may be considered  straddles for tax  purposes,  in which case a loss on any  position  in a  straddle  will be  subject  to  deferral  to the extent of unrealized  gain in an offsetting  position.  The holding  period of the  securities or currencies  comprising the straddle will be  deemed  not to begin  until  the  straddle  is  terminated.  The  holding  period of the  security  offsetting  an in-the-money  "qualified  covered  call"  option on an equity  security  generally  will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term capital losses, if the security covering the option was held for more than one year prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal income tax treatment as a regulated  investment  company, at least 90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  dividends,  interest, income  derived  from  certain  securities  loans,  and gains from the sale of  securities  or  currencies.  There could be legislative,  judicial or administrative  developments  that limit the extent that net gain realized from option,  futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

..........In  addition,  entering  into  certain  options,  futures  contracts,  or  forward  contracts  may  result  in the
"constructive sale" of offsetting stocks or debt securities of the Fund.

Options on Securities

..........Writing  Covered Call Options.  The Fund may write (sell)  American or European  style  "covered" call options and purchase  options to close out options  previously  written by the Fund. In writing covered call options,  the Fund expects to generate  additional  premium  income which should serve to enhance the Fund's total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

..........The Fund  generally  will write only covered call  options.  This means that the Fund will either own the security or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise price equal to or less than the  exercise  price of the  "covered"  option.  From time to time,  the Fund will write a call option that is not covered as indicated  above but where the Fund will  establish  and maintain  with its custodian for the term of the option, an account consisting of cash, U.S.  government  securities,  other liquid high-grade debt obligations, or other  suitable  cover as  permitted  by the SEC having a value equal to the  fluctuating  market  value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call options may be written  will be  purchased  solely on the basis of investment  considerations  consistent  with the Fund's  investment  objective.  The writing of covered  call  options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Fund generally will not do), but capable of enhancing the Fund's total return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the  opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Fund has no control  over when it may be  required  to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is  exercised, the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered  by a call to be  "pledged"  as that term is used in the  Fund's  policy  which  limits the pledging or mortgaging of its assets.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option  will  reflect,  among  other  things,  the  current  market  price of the  underlying  security  or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor, in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the Fund for writing  covered  call options will be recorded as a liability of the Fund.
This  liability will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received from the writing of the option.  Because  increases in the market price of a call option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase  of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or currency owned by the Fund.

..........The Fund will not write a covered  call  option  if, as a result,  the  aggregate  market  value of all  portfolio securities or  currencies  covering  written call or put options  exceeds 25% of the market value of the Fund's net assets.
In  calculating  the 25% limit,  the Fund will offset,  against the value of assets  covering  written calls and puts,  the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing  Covered Put  Options.  The Fund may write  American or European  style  covered put options and  purchase options to close out options previously written by the Fund.

..........The Fund  would  write put  options  only on a covered  basis,  which  means  that the Fund  would  maintain  in a segregated account cash, U.S. government securities,  other liquid high-grade debt obligations,  or other suitable cover as determined  by the SEC,  in an  amount  not less  than the  exercise  price  or the  Fund  will own an  option  to sell the underlying  security  or currency  subject to the option  having an exercise  price equal to or greater  than the  exercise price of the  "covered"  option at all times  while the put option is  outstanding.  (The  rules of a clearing  corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

..........The Fund would generally write covered put options in circumstances  where the Sub-advisor  wishes to purchase the underlying  security or currency for the Fund's  portfolio  at a price lower than the current  market price of the security or currency.  In such event the Fund would write a put option at an exercise price which,  reduced by the premium  received on the  option,  reflects  the lower  price it is  willing  to pay.  Since the Fund would  also  receive  interest  on debt securities or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance current  return during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a  significant  loss to the Fund. In addition,  the Fund,  because it does not own the specific  securities  or  currencies  which it may be required to purchase  in  exercise of the put,  cannot  benefit  from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund  will not write a covered  put  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  put or call  options  exceeds 25% of the market  value of the Fund's net  assets.  In calculating the 25% limit,  the Fund will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may  purchase  American or European  style put options.  As the holder of a put option,  the Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale transactions  with respect to such options,  exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

..........The premium  paid by the Fund when  purchasing  a put option will be recorded as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the Fund is  computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling  (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase  American or European style call options.  As the holder of a call option,  the Fund has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with  respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could  reduce its current return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.

..........The Fund will not commit more than 5% of its assets to premiums  when  purchasing  call and put options.  The Fund may also  purchase call options on underlying  securities  or  currencies it owns in order to protect  unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose where tax  considerations  make it inadvisable to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options. The Fund may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Fund would look to a clearing corporation to exercise  exchange-traded  options, if the Fund were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option  were  exercised.  Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the expected  benefit of the transaction.  For a discussion of dealer options,  see this SAI under "Certain
Risk Factors and Investment Methods."

..........Lending of Portfolio Securities.  Securities loans are made to broker-dealers,  institutional  investors, or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash, U.S.  government  securities,  letters of credit,  or such other  collateral as may be permitted under its investment program.  While the  securities  are being  lent,  the Fund will  continue  to receive the  equivalent  of the  interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the  securities,  within such  period of time which  coincides with the normal  settlement  period for purchases and sales of such  securities in the  respective  markets.  The Fund will not have the  right to vote on  securities  while  they are being  lent,  but it will  call a loan in  anticipation  of any important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of  secured  credit,  consist of possible  delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral  should the  borrower  fail  financially.  Loans will only be made to firms deemed by the  Sub-advisor  to be of good standing and will not be made unless,  in the judgment of the  Sub-advisor,  the  consideration to be earned from such loans would justify the risk.

..........Reverse  Repurchase  Agreements.  Although  the Fund has no current  intention  of engaging in reverse  repurchase agreements,  the Fund reserves the right to do so.  Reverse  repurchase  agreements are ordinary  repurchase  agreements in which the Fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase them at an agreed upon time and price.  Use of a reverse  repurchase  agreement may be  preferable  to a regular sale and later  repurchase of the securities because it avoids certain market risks and transaction costs.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF T. Rowe Price Tax Managed Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.   Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.   Invest in companies for the purpose of exercising management or control;

         3.   Purchase a futures  contract or an option  thereon,  if, with  respect to  positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Fund's net asset value;

         4.   Purchase  illiquid  securities  if, as a result,  more than 15% of its net assets  would be  invested in such securities;

         5.   Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment
Company Act of 1940 or in accordance with any exemptive orders received by the Investment Advisor;

         6.   Purchase  securities on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio  securities and (ii) it may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         7.   Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Fund as security for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging,  or  hypothecating  may not exceed 33 1/3% of the Fund's  total  assets at the time of  borrowing or investment;

         8.   Purchase  participations  or other direct  interests  in, or enter into leases with  respect to oil,  gas, or other mineral  exploration or development  programs if, as a result thereof,  more than 5% of the value of the total assets of the Fund would be invested in such programs;

         9.   Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

         10.  Effect short sales of securities; or

         11.  Invest in warrants  if, as a result  thereof,  more than 10% of the value of the net assets of the Fund would be invested in warrants.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment  Objective:  The  investment  objective of the Fund (will be renamed  Strategic  Partners Core Value Fund) is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Fund's  assets may be invested  without  regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Fund  experiences  large cash  inflows or  anticipates  substantial  redemption requests,  the Fund may hold  short-term  investments  for a limited time pending the  purchase of equity  securities.  The
Fund's short-term  instruments may consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities  rated AA or higher by  Standard & Poor's  ("S&P") or Aa or higher by Moody's or, if unrated,  of  comparable  quality in the opinion of the Sub-advisor;  (iii)  commercial  paper;  (iv) bank  obligations,  including  negotiable  certificates of deposit,  time deposits and bankers' acceptances;  and (v) repurchase  agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have  outstanding debt rated AA or higher by
S&P or Aa or higher by  Moody's  or  outstanding  commercial  paper or bank  obligations  rated  A-1 by S&P or  Prime-1  by
Moody's;  or, if no such  ratings  are  available,  the  instrument  must be of  comparable  quality in the  opinion of the
Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         U.S. Government  Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and  credit" of the United  States.
In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitments.  Government securities  in which the Fund may invest  that are not backed by the full  faith and credit of the United  States  include, but are not limited to, obligations of the Tennessee Valley Authority,  the Federal Home Loan Mortgage  Corporation and the
U.S.  Postal  Service,  each of  which  has the  right  to  borrow  from the U.S.  Treasury  to meet its  obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the  individual  credit of the  issuing  agency.  Securities  that are  backed by the full  faith and credit of the
United States include obligations of the Government National Mortgage  Association,  the Farmers Home  Administration,  and
the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any  domestic  securities  exchange  or traded in the  over-the-counter  markets,  including ADRs and U.S.  dollar  denominated  securities of foreign issuers that trade on domestic  exchanges  and in the  over-the-counter  markets..  They may or may not pay  dividends  or carry  voting rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Fund may enter into securities index futures  contracts.  U.S. futures contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant  contract market.  Futures contracts trade on a number of exchange  markets,  and,  through  their  clearing  corporations,  the  exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These  investments will be made by the Fund solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate cash or securities as a deposit payment  ("initial  margin").  It is expected that the initial margin would be  approximately  1 1/2% to 5% of a contract's face value.  Daily  thereafter,  the futures  contract is valued and the  payment of  "variation  margin" may be  required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts  are traded,  the Fund will incur  brokerage  fees when it purchases or sells  futures  contracts.  The liquidity of the futures  market  depends on  participants  entering  into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other  risks.  Nonetheless,  the  Sub-advisor  believes  that use of such contracts in certain  circumstances  will benefit the Fund.  For an  additional  discussion  of futures  contracts  and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to  "equitize"  cash so that the Fund may  maintain  100%  equity  exposure.  The Fund will not enter  into any  futures  contracts  or  options on futures  contracts if  immediately  thereafter the amount of margin  deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures  contracts  owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering  into the closing  transaction  will  realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those described above.  Net option premiums  received will be included as initial margin  deposits.  In  anticipation of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible increase in the price of  securities  that the Fund intends to  purchase.  Similarly,  if the value of the  securities  held by the  Portfolio is expected  to  decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based, or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write  (sell)  call and put  options  on  securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Fund will not purchase such options  unless the
Sub-advisor  believes  the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Sanford  Bernstein Core Value Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest  more than 15% of the  Fund's  net  assets  (taken  at the  greater  of cost or  market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Directors.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Managed Index 500 Fund)
is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock  selection  resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Fund's  assets may be invested  without  regard to this  limitation.  The Fund will not invest more than 25% of its assets in the  securities  of issuers in any one industry.
In the unlikely  event that the S&P 500 should  concentrate  to an extent  greater than that amount,  the Fund's ability to achieve its objective may be impaired.

         About the S&P 500. The Fund is not sponsored,  endorsed,  sold or promoted by Standard & Poor's, a division of The
McGraw-Hill  Companies,  Inc. ("S&P"). S&P makes no representation or warranty,  express or implied, to the shareholders of the Fund or any member of the public  regarding  the  advisability  of  investing  in  securities  generally or in the Fund particularly  or the ability of the S&P 500 to track  general  stock market  performance.  S&P's only  relationship  to the
Investment  Manager or the  Sub-advisor  is a license  provided to the Investment  Manager of certain  trademarks and trade names of S&P and of the S&P 500 which is determined,  composed and calculated by S&P without regard to Investment  Manager,
Sub-advisor  or the  Fund.  S&P has no  obligation  to  take  the  needs  of the  Investment  Manager,  Sub-advisor  or the shareholders of the Fund into  consideration  in determining,  composing or calculating the S&P 500. S&P is not responsible for and has not  participated in the  determination of the prices and amount of Fund's shares or the timing of the issuance or  sale of the  Fund's  shares,  or in the  determination  or  calculation  of the  Fund's  net  asset  value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500 or any data included therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Fund,  shareholders  of the Fund,  or any other  person or entity from the use of the S&P
500 or any data included  therein.  S&P makes no express or implied  warranties  and expressly  disclaims all warranties of merchantability  or fitness  for a  particular  purpose or use with  respect to the S&P 500 or any data  included  therein.
Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Fund  experiences  large cash  inflows or  anticipates  substantial  redemption requests,  the Fund may hold  short-term  investments  for a limited time pending the  purchase of equity  securities.  The
Fund's short-term  instruments may consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the  Sub-advisor;  (iii)
commercial  paper;  (iv) bank  obligations,  including  negotiable  certificates  of deposit,  time  deposits  and bankers'
acceptances;  and (v)  repurchase  agreements.  At the time the Fund  invests in  commercial  paper,  bank  obligations  or repurchase  agreements,  the issuer or the issuer's  parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         U.S. Government  Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and  credit" of the United  States.
In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitments.  Government securities  in which the Fund may invest  that are not backed by the full  faith and credit of the United  States  include, but are not limited to, obligations of the Tennessee Valley Authority,  the Federal Home Loan Mortgage  Corporation and the
U.S.  Postal  Service,  each of  which  has the  right  to  borrow  from the U.S.  Treasury  to meet its  obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the  individual  credit of the  issuing  agency.  Securities  that are  backed by the full  faith and credit of the
United States include obligations of the Government National Mortgage  Association,  the Farmers Home  Administration,  and
the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any  domestic  securities  exchange  or traded in the  over-the-counter  market.  They may or may not pay dividends or carry voting  rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common stock from the issuer at a specific price (the strike price)
for a specific  period of time.  The strike price of warrants  sometimes is much lower than the current market price of the underlying  securities,  yet  warrants  are  subject to  similar  price  fluctuations.  As a result,  warrants  may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying  securities and do not  represent  any rights in the assets of the  issuing  company.  Also,  the value of the  warrant  does not  necessarily change with the value of the underlying securities.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into  common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to exchange  the  securities  for a specified  number of shares of common  stock,  usually of the same  company,  at specified prices within a certain period of time.

         The terms of any  convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated  convertible  debentures,  the holders' claims on assets and earnings are  subordinated to the claims of other creditors,  and are senior to the  claims of  preferred  and  common  shareholders.  In the case of  convertible  preferred stock,  the holders'  claims on assets and earnings are  subordinated  to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Fund may enter into securities index futures  contracts.  U.S. futures contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant  contract market.  Futures contracts trade on a number of exchange  markets,  and,  through  their  clearing  corporations,  the  exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These  investments will be made by the Fund solely for hedging purposes.  In this regard, the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate cash or securities as a deposit payment  ("initial  margin").  It is expected that the initial margin would be  approximately  1 1/2% to 5% of a contract's face value.  Daily  thereafter,  the futures  contract is valued and the  payment of  "variation  margin" may be  required, because each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts  are traded,  the Fund will incur  brokerage  fees when it purchases or sells  futures  contracts.  The liquidity of the futures  market  depends on  participants  entering  into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other  risks.  Nonetheless,  the  Sub-advisor  believes  that use of such contracts in certain  circumstances  will benefit the Fund.  For an  additional  discussion  of futures  contracts  and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to  "equitize"  cash so that the Fund may  maintain  100%  equity  exposure.  The Fund will not enter  into any  futures  contracts  or  options on futures  contracts if  immediately  thereafter the amount of margin  deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures  contracts  owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering  into the closing  transaction  will  realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those described above.  Net option premiums  received will be included as initial margin  deposits.  In  anticipation of an increase in securities  prices,  the Fund may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible increase in the price of securities  that the Fund intends to purchase.  Similarly,  if the value of the securities  held by the Fund is expected to  decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather  than sell  futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based, or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write  (sell)  call and put  options  on  securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options positions on securities  indices may occur,  although the Fund generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Fund will not purchase such options  unless the
Sub-advisor  believes  the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Sanford  Bernstein  Managed Index 500 Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change  its policy to invest at least 80% of the value of its assets in  securities  included  in the S&P
500 unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest  more than 15% of the  Fund's  net  assets  (taken  at the  greater  of cost or  market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Equity Income Fund) is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Fund to seek to balance the  objectives of reasonable  opportunity  for capital growth and reasonable current income through  investments  primarily in  dividend-paying  common stocks of good quality.  However,  it may invest  whenever the economic  outlook is unfavorable for common stock  investments in other types of securities,  such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic  and other  conditions,  irrespective  of the degree of  portfolio  turnover.  The Fund  engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Fund may try to realize income by writing  covered call option contracts provided that the option is listed on a domestic securities  exchange.  The Sub-advisor  believes that the premiums the Fund will receive for writing  options can increase the Fund's income  without  subjecting  it to  substantial risks.

         A security on which an option has been  written  will be held in escrow by the Fund's  custodian  until the option expires,  is exercised,  or a closing  purchase  transaction is made. The Fund will purchase call options only to close out a  position  in an option  written  by it.  When a  security  is sold from the Fund  against  which a call  option has been written,  the Fund  will  effect a  closing  purchase  transaction  so as to close  out any  existing  call  option on that security.

         The premium  received by the Fund upon writing a call option will increase the Fund's assets,  and a corresponding liability  will be recorded and  subsequently  adjusted  from day to day to the current  value of the option  written.  For example,  if the current value of the option  exceeds the premium  received,  the excess would be an  unrealized  loss and, conversely,  if the premium  exceeds the current value,  such excess would be an unrealized  gain. The current value of the option  will be the last sales  price on the  principal  exchange  on which the option is traded or, in the  absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock  Index  Futures.  The Fund may  purchase  and sell stock index  futures  contracts.  A stock  index  futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks  in the  index is made.  The Fund will not  purchase  or sell  options  on stock  index  futures contracts.

         The Fund may not  purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets  would be hedged by stock index  futures.  The Fund may not  purchase or sell a stock index  future if,  immediately thereafter,  the sum of the amount of margin  deposits on the Fund's  existing  futures  positions  would  exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with  movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the  nature  of a  performance  bond or good  faith  deposit  on the  contract  which is  returned  to the Fund  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being  hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Fund would be in a better position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this  advantage will be  partially  offset by the loss on the index  future.  If the price of the future moves more than the price of the stock, the Fund will  experience  either a loss or gain on the future  which will not be  completely  offset by  movements  in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of  securities  being  hedged and  movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being  hedged if the volatility  over a particular  time period of the prices of such  securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the securities being  hedged is less  than the  volatility  over  such time  period  of the  stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents)  in stocks (or options) in an orderly  fashion,  it is possible  that the market may decline  instead.  If the Fund then  concludes  not to invest in stock or  options  at that time  because  of concern as to possible  further  market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in foreign  securities,  but will not make any such  investments  unless such  securities  are listed on a  national  securities  exchange.  The  purchase  of foreign  securities  entails  certain political and economic risks,  and  accordingly,  the Fund has restricted its investments in securities in this category to issues of high  quality.  Evidences of ownership of foreign  securities  may be held outside of the U.S.,  and the Fund may be  subject  to the risks  associated  with the  holding  of such  property  overseas.  Additional  information  on foreign securities  and their risks is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Securities  Ratings.  The  ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The rating  of an  issuer  is  heavily  weighted  by past  developments  and  does  not  necessarily  reflect  probable  future conditions.  There is  frequently  a lag  between the time a rating is assigned  and the time it is updated.  In  addition, there may be varying degrees of difference in credit risk of securities within each rating category.

..........A detailed  description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this
Statement.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Alliance Growth and Income Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors without shareholder approval.  The Fund may not:

..........1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Growth with Income Fund)
is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

         Corporate  Debt  Securities.  The Fund may invest in debt  securities,  such as  convertible  and  non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The  Fund  may  invest  in  floating  or  variable  rate  securities.
Investments in variable or floating rate  securities  normally will involve  industrial  development or revenue bonds which provide  that the rate of interest is set as a specific  percentage  of a designated  base rate,  such as rates on Treasury
Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Fund on short  notice at par plus  accrued  interest,  which amount may be more or less than the amount of the bondholder  paid for them. The maturity of floating or variable rate  obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice  period  required  before the Fund is entitled to receive  payment of the obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate  adjustment.  If not redeemed by the Fund through the demand feature,  the obligations  mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The Fund may invest in zero coupon  bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest bonds are debt obligations,  which are issued at a significant  discount from face value.  The discount  approximates  the total amount of interest the bonds will accrue and compound  over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the  security at the time of  issuance.  While zero coupon bonds do not require the periodic  payment of interest,  deferred  interest bonds do provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt  obligations,  which provide that the issuer may, at its option,  pay interest on such bonds in cash or in the form of additional debt  obligations.  Such  investments  benefit the issuer by mitigating its need for cash to meet debt  service,  but also  require a higher  rate of return to attract  investors  who are willing to defer receipt of such cash.  Such  investments may experience  greater  volatility in market value than debt  obligations,  which make  regular  payments of interest.  The Fund will accrue  income on such  investments  for tax and  accounting  purposes, which are  distributable  to shareholders  and which,  because no cash is received at the time of accrual,  may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity  Securities.  The Fund may  invest in all types of  equity  securities,  including  the  following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

                  Warrants.  The Fund may invest in  warrants.  The strike  price of warrants  typically is much lower than the current  market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute terms.  As a result,  warrants may be more  volatile  investments  than the  underlying  securities  and may offer  greater potential  for capital  appreciation  as well as capital loss.  Additional  information  regarding  warrants is included in this SAI and the Company's Prospectus under "Certain Risk factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in  dollar-denominated  and non-dollar  denominated  foreign securities.
Investing  in  securities  of foreign  issuers  generally  involves  risks not  ordinarily  associated  with  investing  in securities  of  domestic  issuers.  For a  discussion  of the risks  involved in foreign  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in American  Depository  Receipts ("ADRs"),  Global Depository Receipts
("GDRs")  and  other  types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually  a bank) and represent  a  specified  quantity  of  shares  of an  underlying  non-U.S.  stock  on  deposit  with a  custodian  bank  as collateral.  GDRs and other types of  depository  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by  either a  foreign  or a U.S.  company.  Generally,  ADRs are in registered  form and are designed for use in U.S.  securities  markets and GDRs are in bearer form and are designed for use in foreign  securities  markets.  For the  purposes of the Fund's  policy to invest a certain  percentage  of its assets in foreign  securities,  the  investments  of the Fund in ADRs,  GDRs and other types of depository  receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depository  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depository of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Fund may invest in either type of ADR.
Although the U.S. investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the depository  receipts in the United  Sates can reduce  costs and delays as well as  potential  currency  exchange  and other difficulties.  The Fund may  purchase  securities  in local  markets  and  direct  delivery  of these  shares  to the local depositary of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Fund's  custodian  in five days.  The Fund may also  execute  trades on the U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is generally  not subject to the same  reporting  requirements  in the
United  States as a  domestic  issuer.  Accordingly,  information  available  to a U.S.  investor  will be  limited  to the information  the foreign  issuer is  required  to  disclose  in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Fund may  invest  in  securities  of  government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields  of  certain  of  the  securities  in  the  Fund's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently  over the history of certain  emerging  markets and could  adversely  affect the Fund's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations in the currencies in which a Fund's  portfolio  securities are denominated may have a detrimental  impact on the Fund's et asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging markets,  as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices for the Fund's  securities in such markets may not be readily  available.  The Fund may suspend  redemption  of its shares for any period  during  which an  emergency exists,  as  determined  by the SEC. If market  prices are not readily  available,  the Fund's  securities  in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income  from  securities  held by the Fund could be reduced  by a  withholding  tax on the source or other taxes imposed by the emerging market  countries in which the Fund makes its  investments.  The Fund's net asset value may also be  affected  by changes in the rates or methods of  taxation  applicable  to the Fund or to entities in which the
Fund has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be  required  to deliver or accept  delivery  of the  underlying  currency,  but will seek in most  instances  to close out positions in such  Contracts by entering into  offsetting  transactions,  which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into transactions in Forward  Contracts for other than hedging  purposes,  which presents greater profit  potential but also involves  increased  risk. For example,  the Fund may purchase a given foreign  currency through a Forward  Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency  is  expected to rise relative to the U.S.  dollar.  Conversely,  the Fund may sell the currency  through a Forward  Contract if the  Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this SAI and the Company  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Fund may purchase and sell  futures  contracts  ("Future  Contracts")  on stock  indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices of foreign currencies or commodities.
The Fund also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such securities  including  municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment  strategies will be used for hedging purposes and for non-hedging  purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures  contracts are used to attempt to protect the Fund's current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Fund may sell stock index futures contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the Fund's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Fund is not fully invested in the  securities  market and anticipates a significant  market advance,  it may purchase stock index futures in order to gain rapid market exposure that may,  in part or  entirely,  offset  increases  in the cost of  securities  that  the Fund  intends  to  purchase.  As such purchases  are made,  the  corresponding  positions in stock index futures  contracts  will be closed out. In a substantial majority of these  transactions,  the Fund will purchase such  securities  upon  termination of the futures  position,  but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of  portfolio  securities  denominated  in foreign  currencies,  or increase  the dollar cost of  foreign-denominated securities,  or increase  the dollar  cost of  foreign-denominated  securities  to be  acquired,  even if the value of such securities in the  currencies in which they are  denominated  remains  constant.  The Fund may sell futures  contracts on a foreign currency,  for example,  where it holds securities denominated in such currency and it anticipates a decline in the value of such  currency  relative to the dollar.  In the event such decline  occurs,  the resulting  adverse  effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Fund could  protect  against a rise in the dollar cost of  foreign-denominated  securities  to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the  rise in the  dollar  value  of the  underlying  currencies.  Where  the Fund purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Fund will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The Fund may  invest  other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the following  types of options,  which involves the risks  described below under the caption "Special Risk Factors."

         Options on Foreign  Currencies.  The Fund may purchase  and write  options on foreign  currencies  for hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts, will be  utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired are denominated is projected,  thereby  increasing  the cost of such  securities,  the Fund may purchase call options  thereon.
The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Fund could write a put option on the relevant  currency  which, if rates move in the manner projected,  will  expire  unexercised  and allow the Fund to hedge such  increased  cost up to the  amount of the  premium.
Foreign  currency  options written by the Fund will generally be covered in a manner similar to the covering of other types of options.

         Options  on  Futures  Contracts.  The Fund may also  purchase  and  write  options  to buy or sell  those  Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Fund on U.S.  Exchanges are traded on the same contract market as the underlying Futures Contract,  an, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures Contracts may be traded on foreign  exchanges.  The Fund may cover the  writing of call  Options on Futures  Contracts  (a) through  purchases  of the underlying  Futures Contract,  (b) through ownership of the instrument,  or instruments  included in the index,  underlying the Futures  Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same principal amount as the call written where the exercise  price of the call held (I) is equal to or less than the exercise  price of the call written or (ii) is greater than the  exercise  price of the call  written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  The Fund may cover the writing of put  Options on Futures  Contracts  (a)  through  sales of the underlying  Futures  Contract,  (b) through  the  ownership  of liquid and  unencumbered  assets  equal to the value of the security or index  underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the exercise  price of the put written if where the exercise  price of the put held (ii) is less than the exercise price of the put written of the Fund owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures
Contracts  may also be covered in such other  manner as may be in  accordance  with the rules of the  exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the Fund,  the Fund will be  required  to sell the  underlying  Futures  Contract  which,  if the Fund has  covered  its obligation  through the purchase of such Contract,  will serve to liquidate its futures  position.  Similarly,  where a put
Option on a Futures  Contract  written by the Fund is  exercised,  the Fund will be  required to  purchase  the  underlying
Futures  Contract  which,  if the Fund has covered its  obligation  through the sale of such  Contract,  will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options  on  Securities.  The Fund may write  (sell)  covered  put and call  options,  and  purchase  put and call options, on securities.

         A call  option  written  by the Fund is  "covered"  if the Fund owns the  security  underlying  the call or has an absolute and immediate  right to acquire that security  without  additional  cash  consideration  (or for  additional  cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange  of other  securities  held in its  portfolio.  A call  option is also  covered if the Fund holds a call on the same security and in the same  principal  amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Fund owns  liquid  and  unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid  and  unencumbered  assets  with a value  equal to the  exercise  price,  or else holds a put on the same security  and in the same  principal  amount as the put  written  where the  exercise  price of the put held is equal to or greater  than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise price of the put written if the Fund owns liquid and  unencumbered  assets  equal to the  difference.  Put and call options written  by the Fund may also be  covered  in such  other  manner  as may be in  accordance  with the  requirements  of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Fund to write  another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written  put  option  will  permit  the Fund to write  another  put  option to the  extent  that the Fund owns  liquid  and unencumbered  assets.  Such  transactions  permit the Fund to generate  additional  premium  income,  which will  partially offset  declines in the value of  portfolio  securities  or  increases  in the cost of  securities  to be  acquired.  Also, effecting a closing  transaction  will permit the cash or proceeds from the concurrent  sale of any  securities  subject to the option to be used for other  investments  of the Fund,  provided  that another  option on such security is not written.
If the Fund  desires to sell a  particular  security  from its  portfolio  on which it has written a call  option,  it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write  options in  connection  with  buy-and-write  transactions;  that is,  the Fund may  purchase a security and then write a call option  against that  security.  The exercise  price of the call option the Fund  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise  price of a call option may be  below  ("in-the-money"),  equal  to  ("at-the-money")  or  above  ("out-of-the-money")  the  current  value  of the underlying  security at the time the option is written.  Buy-and-write  transactions using in-the-money call options may be used when it is expected  that the price of the  underlying  security  will decline  moderately  during the option  period.
Buy-and-write  transactions using  out-of-the-money call options may be used when it is expected that the premiums received from  writing the call option plus the  appreciation  in the market  price of the  underlying  security up to the  exercise price will be greater  than the  appreciation  in the price of the  underlying  security  alone.  If the call  options  are exercised  in such  transactions,  the  Fund's'  maximum  gain will be the  premium  received by it for writing the option, adjusted  upwards or  downwards  by the  difference  between the Fund's'  purchase  price of the  security and the exercise price,  less  related  transaction  costs.  If the  options  are not  exercised  and the price of the  underlying  security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will  expire  worthless  and the Fund's'  gain will be limited to the premium  received,  less  related  transaction costs.  If the market price of the  underlying  security  declines or otherwise is below the exercise  price,  the Fund may elect to close the  position or retain the option  until it is  exercised,  at which time the Fund will be required to take delivery of the security at the exercise  price;  the Fund' return will be the premium  received  from the put option minus the  amount  by which the  market  price of the  security  is below  the  exercise  price,  which  could  result in a loss.
Out-of-the-money,  at-the-money and in-the-money put options may be used by the Fund in the same market  environments  that call options are used in equivalent buy-and-write transactions.

         The Fund may also write  combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Fund  undertakes a  simultaneous  obligation to sell and  purchase  the  same  security  in the  event  that one of the  options  is  exercised.  If the  price of the  security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be  exercised  and the Fund will be  required to sell the  underlying  security at a below  market  price.
This loss may be offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two  options.
Conversely,  if the price of the security declines by a sufficient  amount,  the put will likely be exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the  purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken  by the Fund solely for hedging  purposes,  and could involve  certain  risks  which are not  present in the case of hedging  transactions.  Moreover,  even  where  options  are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Fund may also purchase options for hedging purposes or to increase its return.

         The Fund may also  purchase  call options to hedge  against an increase in the price of  securities  that the Fund anticipates  purchasing  in the future.  If such  increase  occurs,  the call  option will permit the Fund to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Fund may write  (sell)  covered  call and put  options and  purchase  call and put options on stock  indices.  The Fund may cover  written  call  options on stock  indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration)  upon conversion or  exchange of other  securities  in its  portfolio.  The Fund may also cover call  options on stock  indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise price of the call held (a)
is equal to or less than the  exercise  price of the call  written or (b) is greater  than the  exercise  price of the call written if the Fund own liquid and  unencumbered  assets equal to the  difference.  If the Portfolio  writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise  price of the put held (a)
is equal to or  greater  than the  exercise  price of the put  written  or (b) is less than the  exercise  price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be  covered  in such  other  manner as may be in  accordance  with the  rules of the  exchange  on  which,  or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call  options on stock  indices may be used by the Fund to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Fund holds  uninvested cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Fund will also bear the risk of losing  all or a portion of the  premium  paid it the value of the index does not rise.  The  purchase  of call options on stock  indices when the Fund is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction  costs, and involves risks of loss and of increased  volatility  similar to those involved in purchasing calls on securities the Fund owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Special Risk Factors.

         Risk of Imperfect  Correlation  of Hedging  Instruments  with the Fund's  Portfolio.  The use of  derivatives  for
"cross  hedging"  purposes  (such as a transaction  in a Forward  Contract on one currency to hedge exposure to a different currency) may involve  greater  correlation  risks.  Consequently,  the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

..........It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small number of  securities.  Nevertheless,  where the Fund enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful, correlate closely with the portion of the Fund' portfolio or the intended acquisitions being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Fund is subject to the risk of market movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Fund in connection  with such transactions.

         In writing a covered  call option on a  security,  index or futures  contract,  the Fund also incurs the risk that changes in the value of the  instruments  used to cover the position will not  correlate  closely with changes in the value of the option or  underlying  index or  instrument.  For  example,  where the Fund covers a call option  written on a stock index through  segregation of securities,  such securities may not match the composition of the index, and the Fund may not be fully covered.  As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Fund may enter  transactions in derivatives  for non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions  in such  instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Fund may not fully  protect it against  risk of loss and, in any event,  the Fund could suffer  losses on the option  position  which might not be offset by  corresponding portfolio  gains.  The Fund may also enter into futures,  Forward  Contracts for  non-hedging  purposes.  For example,  the
Fund may enter into such a transaction as an  alternative  to purchasing or selling the underlying  instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be  leveraged,  which  could  expose the Fund to  greater  risk of loss than such  purchases  or sales.  Entering  into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Fund to significant risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the  direction  or to the extent anticipated.

         With respect to the writing of straddles on securities,  the Fund incurs the risk that the price of the underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting  loss will not be offset by the amount of the premiums  received.  Such  transactions,  therefore,  create an  opportunity  for  increased return by providing the Fund with two simultaneous  premiums on the same security,  but involve  additional risk, since the
Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position  held by the Fund,  and the Fund could be  required  to  purchase  or sell the  instrument underlying  an option,  make or  receive a cash  settlement  or meet  ongoing  variation  margin  requirements.  Under such circumstances,  if the Fund has insufficient cash available to meet margin requirements,  it will be necessary to liquidate portfolio  securities  or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Fund' ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse  or Broker.  When the Fund enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy of the relevant  exchange  clearinghouse or the broker through which the Fund has effected the  transaction.  In that event,  the Fund might not be able to recover amounts deposited as margin,  or amounts owed to the Fund in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a  portion  or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange clearinghouse  generally extends only to its members and the Fund could sustain losses,  notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions or  restrictions.  The Adviser does not believe that these  trading and position  limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of Options on  Futures  Contracts.  The amount of risk the Fund  assumes  when it  purchases  an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the Fund.  Further,  the value of such positions could be adversely  affected by a number of other complex political and economic factors  applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which trading  systems will be based may not be as complete as the  comparable  data on which the Fund makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,
24-hour  market,  events could occur in that market which will not be reflected in the forward,  futures or options  market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered  into by the Fund in  Futures  Contracts  and  exchange-traded  options,  on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Fund's position unless the institution  acts as broker and is able to find another counterparty  willing to enter into the transaction  with the Fund.  Where no such  counterparty is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Fund will therefore be subject to the risk of default by, or the bankruptcy  of, the financial  institution  serving as its counterparty.  One or more  of such  institutions  also  may  decide  to  discontinue  their  role  as  market-makers  in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Sales  Against The Box.  The Fund may make short  sales  "against  the box." If the Fund enters into a short sales against the box, it is required to segregate  securities  equivalent in kind and amount to the securities  sold short
(or securities  convertible or exchangeable  into such  securities) and is required to hold such securities while the short sale is outstanding.  The Fund will incur transaction costs,  including interest, in connection with opening,  maintaining, and closing  short sales  against the box. For further  information  about this  practice,  please  refer to the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Short  Term  Instruments.  The  Fund may hold  cash  and  invest  in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion  or all of the  assets of the Fund may be  invested  in cash  (including  foreign  currency)  or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         "When-Issued"  Securities.  The Fund may purchase securities on a "when-issued," "forward commitment," or "delayed delivery"  basis.  The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While  awaiting  delivery of securities  purchased on such basis,  the Fund will  identify  liquid and unencumbered assets equal to its forward delivery  commitment.  For more information about when-issued  securities,  please see this SAI under "Certain Risk Factors and Investment Methods."

ASAF invesco CAPITAL Income Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed  Strategic  Partners Capital Income Fund) is to seek high current income and capital growth while following sound investment practices.

Investment Policies:

..........The Fund seeks to achieve its objective by investing in securities  that are expected to produce  relatively  high levels  of  income  and  consistent,  stable  returns.  The Fund  normally  will  invest  at  least  65% of its  assets  in dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Equity  securities  include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the Fund's assets may be invested in equity securities that do not pay regular  dividends.  In addition, the Fund  normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The Fund may invest up to 25% of its total assets in foreign securities,  including  securities of issuers in countries considered to be developing.  These foreign investments may serve to increase the overall risks of the Fund.

..........Debt  Securities.  The debt  securities  in which the Fund  invests  are  generally  subject to two kinds of risk, credit  risk and market  risk.  The  ratings  given a debt  security by Moody's  and  Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit  risk.  The lower the rating given a debt  security by such rating  service,  the greater the credit risk such rating  service  perceives to exist with respect to such  security.  Increasing  the amount of
Fund assets invested in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt securities,  while intended to increase  the yield  produced  by the Fund's debt  securities,  will also  increase  the credit risk to which those debt securities are subject.

..........Lower-rated  debt  securities  and  non-rated  securities  of  comparable  quality  tend to be  subject  to  wider fluctuations  in yields and market  values than higher  rated debt  securities  and may have  speculative  characteristics.
Although the Fund may invest in debt  securities  assigned  lower grade ratings by S&P or Moody's,  the Fund's  investments have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either S&P or Moody's may be highly  speculative.  The  Sub-advisor  intends to limit such portfolio  investments to debt securities  which are not believed by the Sub-advisor to be highly  speculative and which are rated at least CCC or
Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic downturn or major increase in interest rates may well result in issuers of lower-rated  debt securities  experiencing  increased  financial stress which would adversely affect their ability to service their principal and interest  obligations,  to meet projected business goals, and to obtain additional  financing.  While the  Sub-advisor  attempts to limit  purchases of lower-rated  debt  securities to securities having an  established  retail  secondary  market,  the market for such  securities  may not be as liquid as the market for higher  rated  debt  securities.  For an  additional  discussion  of  certain  risks  involved  in  lower-rated  or unrated securities, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio  Securities.  The Fund may lend its securities to qualified  brokers,  dealers,  banks, or other financial  institutions.  While voting  rights may pass with the loaned  securities,  if a material  event (e.g.,  proposed merger,  sale of assets,  or  liquidation)  is to occur  affecting an investment  on loan,  the loan must be called and the securities  voted.  Loans of securities  made by the Fund will comply with all other  applicable  regulatory  requirements, including  the rules of the New York Stock  Exchange and the  requirements  of the  Investment  Company Act of 1940 and the
Rules of the SEC thereunder.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF INVESCO Capital Income Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

..........3.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

..........4.       Effect short sales of securities; or

..........5.       Purchase  any  security or enter into a repurchase  agreement,  if as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions on resale or the absence of a readily  available market.  The Directors of the Company,  or the Investment  Manager or the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily available market exists for securities eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any successor to that rule,  and therefore  that such securities are not subject to the foregoing limitation.

asaf american century Strategic Balanced Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic Partners Balanced Fund) is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions outlined here and in the Fund's Prospectus,  the Sub-advisor has broad powers to decide how to invest the Fund's  assets,  including  the power to hold them  uninvested.  The  Sub-advisor  will  invest approximately  60% of the  Fund's  portfolio  in equity  securities  and the  remainder  in bonds  and  other  fixed-income securities.  The equity  portion of the Fund generally  will be invested in equity  securities of companies  comprising the
1,500  largest  publicly  traded  companies  in the United  States.  The Fund's  investment  approach  may cause its equity portion to be more heavily  invested in some  industries  than in others.  However,  it may not invest more than 25% of its total assets in companies  whose  principal  business  activities are in the same industry.  In addition,  as a diversified investment company, its investments in a single issue are limited.

         The  fixed-income  portion of the Fund  generally  will be  invested  in a  diversified  portfolio  of  high-grade government,  corporate,  asset-backed  and similar  securities.  There are no  maturity  restrictions  on the  fixed-income securities  in which the Fund invests,  but under normal  conditions  the weighted  average  maturity for the  fixed-income portion of the Fund will be in the 3-to-10-year  range.  The Sub-advisor will actively manage the portfolio,  adjusting the portfolio's  weighted  average  maturity  in  response to expected  changes in  interest  rates.  During  periods of rising interest  rates, a shorter  weighted  average  maturity may be adopted in order to reduce the effect of bond price declines on the Fund's net asset  value.  When  interest  rates are  falling  and bond  prices  rising,  a longer  weighted  average portfolio  maturity may be adopted.  The restrictions on the quality of the  fixed-income  securities the Fund may purchase are described in the Prospectus.

         The Sub-advisor also may purchase foreign securities,  convertible debt securities,  equity-equivalent securities, non-leveraged  futures and similar securities,  and short-term  securities and other similar securities.  The Fund also may invest in derivative  instruments such as options,  futures contracts,  options on futures  contracts,  and swap agreements
(including,  but not limited to, credit default swap  agreements),  or in mortgage- or  asset-backed  securities,  provided that such investments are in keeping with the Fund's investment objective.

         Foreign  Securities.  The Fund may  invest a portion of its total  assets in the  securities  of foreign  issuers, including  foreign  governments,  when these securities meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Convertible  Debt  Securities.  A convertible  debt security is a fixed-income  security that offers the potential for capital appreciation  through a conversion feature that enables the holder to convert the fixed-income  security into a stated number of shares of common stock. As fixed-income  securities,  convertible debt securities  provide a stable stream of income,  with generally  higher yields than common stocks.  Convertible  debt securities  offer the potential to benefit from  increases in the market  price of the  underlying  common  stock,  however,  they  generally  offer lower yields than non-convertible  securities of similar quality. Of course, as with all fixed-income  securities,  there can be no assurance of current income because the issuers of the  convertible  debt securities may default on their  obligations.  In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Convertible  debt securities  generally are  subordinated to other similar but  non-convertible  securities of the same issuer,  although convertible bonds, as corporate debt obligations,  enjoy seniority in right of payment to all equity securities,  and  convertible  preferred stock is senior to common stock of the same issuer.  Because of the  subordination feature,  however,  convertible  debt  securities  typically  have lower  ratings from ratings  organizations  than similar non-convertible securities.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together resemble convertible  securities in certain respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call options.  The options that will form  elements  of  synthetic  convertible  securities  will be listed on a  securities  exchange  or NASDAQ.  The two components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally are not offered as a unit, and may be purchased and sold by the Fund at different times.  Synthetic  convertible  securities differ from  convertible  securities  in certain  respects.  Each  component  of a synthetic  convertible  security has a separate market value and responds  differently to market fluctuations.  Investing in a synthetic  convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

         The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase,  are rated at  least B- by S&P or B3 by  Moody's,  or,  if not  rated by S&P or  Moody's,  are of  equivalent  investment  quality  as determined by the advisor.  The Fund's  investments in convertible  debt securities and other  high-yield,  non-convertible debt securities rated below  investment-grade  will comprise less than 35% of the Fund's net assets.  Debt securities rated below the four highest  categories are not considered  "investment-grade"  obligations.  These  securities have speculative characteristics and present more credit risk than investment-grade obligations.

         Short Sales.  The Fund may engage in short sales for cash  management  purposes  only if, at the time of the short sale,  the Fund owns or has the right to acquire  securities  equivalent  in kind and amount to the  securities  being sold short.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  If the Fund engages in a short sale, the Fund's custodian will segregate cash, cash equivalents or other  appropriate  liquid securities on its records in an amount  sufficient to meet the purchase  price.  There will be certain  additional  transaction  costs  associated  with short sales,  but the Fund will  endeavor to offset  these costs with income from the  investment  of the cash  proceeds of short sales.

         Derivative  Securities.  To the extent permitted by its investment objectives and policies, the Fund may invest in securities  that are  commonly  referred to as  derivative  securities.  Generally,  a  derivative  security is a financial arrangement  the value of which is based on, or derived  from, a traditional  security,  asset,  or market  index.  Certain derivative  securities  are described  more  accurately as  index/structured  securities.  Index/structured  securities are derivative  securities  whose value or  performance  is linked to other equity  securities  (such as depositary  receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivative securities,  such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivative  securities and many different ways to use them.  Futures and options are commonly used for traditional  hedging purposes to attempt to protect a fund from exposure to changing  interest rates, securities  prices,  or currency  exchange rates and for cash management  purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Fund may invest in swap  agreements,  consistent with its investment  objective and  strategies.  The Fund may enter into a swap  agreement  in order to, for example,  attempt to obtain or preserve a  particular  return or spread at a lower cost than obtaining a return or spread  through  purchases  and/or sales of  instruments  in other  markets;  protect against  currency  fluctuations;  attempt to manage duration to protect against any increase in the price of securities the
Fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

         Swap  agreements are two-party  contracts  entered into primarily by  institutional  investors for periods ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined  investments or instruments,  which may be adjusted  for an interest  factor.  The gross  returns to be  exchanged  or  "swapped"  between  the parties are  generally calculated  with respect to a "notional  amount,"  i.e.,  the return on or increase in value of a particular  dollar amount invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a
particular  index.  Forms  of  swap  agreements  include,  for  example,   interest  rate  swaps,  under  which  fixed-  or
floating-rate  interest  payments on a specific  principal  amount are exchanged  and total return  swaps,  under which one party agrees to pay the other the total return of a defined  underlying  asset  (usually an index,  stock,  bond or defined portfolio of loans and mortgages) in exchange for fee payments,  often a variable stream of cashflows  based on LIBOR.  The
Fund may enter into  credit  default  swap  agreements  to hedge an  existing  position  by  purchasing  or selling  credit protection.  Credit default swaps enable an investor to buy/sell  protection  against a credit event of a specific  issuer.
The seller of credit  protection  against a security or basket of  securities  receives an up-front or periodic  payment to compensate  against potential default event(s).  The Fund may enhance returns by selling  protection or attempt to mitigate credit risk by buying  protection.  Market  supply and demand  factors may cause  distortions  between the cash  securities market and the credit default swap market.

         Whether  the  Fund's  use of swap  agreements  will be  successful  depends  on the  advisor's  ability to predict correctly  whether  certain types of investments are likely to produce  greater  returns than other  investments.  Interest rate swaps could result in losses if interest rate changes are not correctly  anticipated  by the Fund.  Total return swaps could  result in losses if the  reference  index,  security,  or  investments  do not perform as  anticipated  by the Fund.
Credit default swaps could result in losses if the Fund does not correctly evaluate the  creditworthiness  of the issuer on which the credit  default swap is based.  Because they are  two-party  contracts and because they may have terms of greater than seven days,  swap  agreements  may be  considered  to be  illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be  received  under a swap  agreement  in the event of the default or  bankruptcy  of a swap  agreement counterparty.  The Fund  will  enter  into swap  agreements  only  with  counterparties  that  meet  certain  standards  of creditworthiness.  Certain  restrictions  imposed on the Fund by the Internal  Revenue Code may limit the Funds' ability to use swap  agreements.  The swaps  market is a  relatively  new market  and is  largely  unregulated.  It is  possible  that developments in the swaps market,  including potential  government  regulation,  could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         The Fund may not invest in a derivative  security unless the reference index or the instrument to which it relates is an eligible  investment  for the Fund.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There are risks associated with investing in derivative securities, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired;

o        the risk that adverse price movements in an instrument can result in a loss substantially  greater than the Fund's initial investment; and

o        the risk that the counterparty will fail to perform its obligations.

         Investment  in  Issuers  with  Limited  Operating  Histories.  The Fund may  invest a portion of its assets in the securities of issuers with limited  operating  histories.  The Sub-advisor  considers an issuer to have a limited operating history if that  issuer has a record of less than three  years of  continuous  operation.  The  Sub-advisor  will  consider periods  of  capital  formation,  incubation,  consolidations,  and  research  and  development  in  determining  whether a particular issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited  operating  histories may involve greater risks than investments in securities of more mature  issuers.  By their nature,  such issuers present  limited  operating  histories and financial information  upon which the  Sub-advisor  may base its  investment  decision on behalf of the Fund. In addition,  financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         For purposes of this limitation,  "issuers"  refers to operating  companies that issue securities for the purposes of issuing  debt or raising  capital as a means of financing  their  ongoing  operations.  It does not,  however,  refer to entities,  corporate or otherwise,  that are created for the express purpose of securitizing obligations or income streams.
For  example,  the Fund's  investments  in a trust  created for the purpose of pooling  mortgage  obligations  would not be subject to the limitation.

         The Fund will not invest more than 5% of its total  assets in  securities  of issues  with less than a  three-year operating history.

         When-Issued  and Forward  Commitment  Agreements.  The Fund may  sometimes  purchase new issues of securities on a when-issued  or  forward  commitment  basis in  which  the  transaction  price  and  yield  are each  fixed at the time the commitment is made, but payment and delivery occur at a future date.

         For  example,  the Fund may sell a  security  and at the same time make a  commitment  to  purchase  the same or a comparable  security at a future date and  specified  price.  Conversely,  the Fund may purchase a security and at the same time make a  commitment  to sell the same or a comparable  security at a future date and  specified  price.  These types of transactions  are executed  simultaneously  in what are known as dollar-rolls,  cash and carry, or financing  transactions.
For  example,  a  broker-dealer  may seek to purchase a  particular  security  that the Fund owns.  The Fund will sell that security to the  broker-dealer  and  simultaneously  enter into a forward  commitment  agreement to buy it back at a future date.  This type of  transaction  generates  income for the Fund if the dealer is willing to execute the  transaction  at a favorable price in order to acquire a specific security.

         When purchasing  securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership,  including the risks of price and yield  fluctuations.  Market rates of interest on debt  securities at the time of delivery may be higher or lower than those contracted for on the when-issued  security.  Accordingly,  the value of that security may decline  prior to delivery,  which could  result in a loss to the Fund.  While the Fund will make  commitments to purchase or sell  securities  with the intention of actually  receiving or delivering  them, it may sell the  securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

         In purchasing  securities  on a when-issued  or forward  commitment  basis,  the Fund will  segregate  cash,  cash equivalents  or other  appropriate  liquid  securities on its record in an amount  sufficient  to meet the purchase  price.
When the time  comes to pay for the  when-issued  securities,  the Fund  will meet its  obligations  with  available  cash, through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities themselves  (which may have a market value  greater or less than the Fund's  payment  obligation).  Selling  securities  to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

         Short-Term Securities.  In order to meet anticipated  redemptions,  anticipated purchases of additional securities for the Fund's  portfolio,  or, in some  cases,  for  temporary  defensive  purposes,  the Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

o        Commercial Paper

o        Certificates of Deposit and Euro Dollar Certificates of Deposit

o        Bankers' Acceptances

o        Short-term notes, bonds, debentures or other debt instruments

o        Repurchase agreements

o        Money market funds

         Under the Investment  Company Act, the Fund's  investment in other  investment  companies  (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment  company;  (b) 5% of the Fund's total assets with respect to any one investment company; and (c) 10% of the Fund's total assets in the aggregate.

         Other  Investment  Companies.  The Fund may invest up to 10% of its total  assets in other  investment  companies, such as mutual funds,  provided that the investment is consistent  with the Fund's  investment  policies and  restrictions.
Under the Investment  Company Act, The Fund's investment in such securities,  subject to certain  exceptions,  currently is limited to

o        3% of the total voting stock of any one investment company;

o        5% of the Fund's total assets with respect to any one investment company; and

o        10% of a Fund's total assets in the aggregate.

         Such  purchases  will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary  brokers'  commissions.  As a shareholder  of another  investment  company,  the Fund would bear, along with other  shareholders,  its pro rata portion of the other  investment  company's  expenses,  including advisory fees.  These  expenses would be in addition to the management fee that the Fund bears directly in connection  with its own operations.

         Equity  Equivalents,  In addition to investing in common  stocks,  the Fund may invest in other equity  securities and  equity  equivalents,  including  securities  that  permit the Fund to receive  an equity  interest  in an issuer,  the opportunity to acquire an equity  interest in an issuer,  or the  opportunity  to receive a return on its  investment  that permits  the Fund to benefit  from the  growth  over time in the equity of an issuer.  Examples  of equity  securities  and equity  equivalents  include  preferred  stock,  convertible  preferred  stock  and  convertible  debt  securities.  Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

         Municipal  Notes.  Municipal  notes are issued by state and local  governments  or government  entities to provide short-term capital or to meet cash flow needs.

         Tax Anticipation  Notes (TANs) are issued in anticipation of seasonal tax revenues,  such as ad valorem  property, income,  sales,  use and business taxes, and are payable from these future taxes.  TANs usually are general  obligations of the issuer.  General  obligations  are backed by the issuer's  full faith and credit based on its ability to levy taxes for the timely  payment of interest and repayment of principal,  although such levies may be  constitutionally  or  statutorily limited as to rate or amount.

         Revenue  Anticipation  Notes  (RANs) are issued with the  expectation  that  receipt of future  revenues,  such as federal  revenue  sharing or state aid payments,  will be used to repay the notes.  Typically,  these notes also constitute general obligations of the issuer.

         Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term  financing can be arranged.
In most cases, the long-term bonds provide the money for repayment of the notes.

         Municipal  Bonds.  Municipal  bonds,  which  generally  have  maturities  of more than one year when  issued,  are designed to meet  longer-term  capital needs.  These  securities  have two principal  classifications:  general  obligation bonds and revenue bonds.

         General  Obligation  (GO) bonds are issued by states,  counties,  cities,  towns and regional  districts to fund a variety of public projects,  including construction of and improvements to schools,  highways, and water and sewer systems.
GO bonds are backed by the  issuer's  full faith and credit  based on its  ability to levy taxes for the timely  payment of interest and repayment of principal,  although such levies may be  constitutionally  or  statutorily  limited as to rate or amount.

         Revenue Bonds are not backed by an issuer's taxing  authority;  rather,  interest and principal are secured by the net revenues from a project or facility.

         Revenue bonds are issued to finance a variety of capital  projects,  including  construction or  refurbishment  of utility and waste disposal systems,  highways,  bridges, tunnels, air and sea port facilities,  schools and hospitals. Many revenue  bond  issuers  provide  additional  security in the form of a  debt-service  reserve fund that may be used to make payments of interest and  repayments of principal on the issuer's  obligations.  Some revenue bond  financings  are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

         Industrial  Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public  authorities to finance privately  operated  facilities.  These bonds are used to finance business,  manufacturing,  housing,  athletic and pollution  control  projects,  as well as public  facilities such as mass transit systems,  air and sea port facilities and parking  garages.  Payment of interest and repayment of principal on an IDB depend solely on the ability of the  facility's operator  to meet  financial  obligations,  and on the  pledge,  if any, of the real or  personal  property  financed.  The interest earned on IDBs may be subject to the federal alternative minimum tax.

         Variable- and Floating-Rate  Obligations.  Variable- and floating-rate  demand obligations (VRDOs and FRDOs) carry rights that permit  holders to demand  payment of the unpaid  principal  plus  accrued  interest,  from the issuers or from financial  intermediaries.  Floating-rate  securities,  or floaters,  have interest  rates that change  whenever there is a change in a designated base rate;  variable-rate  instruments provide for a specified,  periodic adjustment in the interest rate,  which  typically is based on an index.  These rate formulas are designed to result in a market value for the VRDO or
FRDO that approximates par value.

         Obligations  with Term Puts  Attached.  The Fund may invest in fixed-rate  bonds subject to  third-party  puts and participation  interests in such bonds that are held by a bank in trust or otherwise,  which have tender  options or demand features  attached.  These  tender  options  or demand  features  permit  the Fund to  tender  (or put)  their  bonds to an institution  at periodic  intervals and to receive the principal  amount  thereof.  The  Sub-advisor  expects that the Fund will pay more for securities with puts attached than for securities without these liquidity features.

         Because it is difficult to evaluate the  likelihood of exercise or the  potential  benefit of a put, puts normally will be  determined  to have a value of  zero,  regardless  of  whether  any  direct  or  indirect  consideration  is paid.
Accordingly,  puts as separate  securities  are not expected to affect the Funds'  weighted  average  maturities.  When the
Fund has paid for a put, the cost will be reflected as unrealized  depreciation  on the underlying  security for the period the put is held.  Any gain on the sale of the underlying security will be reduced by the cost of the put.

         There  is a risk  that the  seller  of an  obligation  with a put  attached  will  not be able to  repurchase  the underlying  obligation  when (or if) the Fund attempts to exercise the put. To minimize such risks,  the Fund will purchase obligations with puts attached only from sellers deemed creditworthy by the Sub-advisor.

         Zero-Coupon  and  Step-Coupon  Securities.  The  Fund  may  purchase  zero-coupon  debt  securities.   Zero-coupon
securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

         The Fund may also purchase  step-coupon  or step-rate  debt  securities.  Instead of having a fixed coupon for the life of the  security,  coupon or  interest  payments  may  increase to  predetermined  rates at future  dates.  The issuer generally  retains the right to call the security.  Some  step-coupon  securities are issued with no coupon payments at all during an initial period, and only become  interest-bearing  at a future date; these securities are sold at a deep discount to their face value.

         Although  zero-coupon and certain step-coupon  securities may not pay current cash income,  federal income tax law requires the holder to include in income each year the portion of any original  issue  discount and other noncash income on such  securities  accrued  during  that year.  In order to  continue to qualify  for  treatment  as a regulated  investment company under the Internal  Revenue Code and avoid certain  excise tax, the Fund is required to make  distributions  of any original issue discount and other noncash  income accrued for each year.  Accordingly,  the Fund may be required to dispose of other  portfolio  securities,  which may occur in periods of adverse market prices,  in order to generate a case to meet these distribution requirements.

         Inverse  Floaters.  The Fund may hold inverse floaters.  An inverse floater is a type of derivative  security that bears an interest rate that moves  inversely to market  interest rates. As market interest rates rise, the interest rate on inverse  floaters  goes down,  and vice versa.  Generally,  this is  accomplished  by  expressing  the interest rate on the inverse floater as an above-market  fixed rate of interest,  reduced by an amount determined by reference to a market-based or  bond-specific  floating  interest  rate (as well as by any fees  associated  with  administering  the  inverse  floater program).

         Inverse  floaters  may be  issued  in  conjunction  with an equal  amount  of Dutch  Auction  floating-rate  bonds
(floaters),  or a  market-based  index may be used to set the  interest  rate on these  securities.  A Dutch  Auction is an auction  system in which the price of the  security  is  gradually  lowered  until it meets a  responsive  bid and is sold.
Floaters and inverse  floaters may be brought to market by (1) a broker-dealer  who purchases  fixed-rate  bonds and places them in a trust,  or (2) an issuer seeking to reduce  interest  expenses by using a  floater/inverse  floater  structure in lieu of fixed-rate bonds.

         In the case of a  broker-dealer  structured  offering  (where  underlying  fixed-rate  bonds have been placed in a trust),  distributions  from the  underlying  bonds are allocated to floater and inverse  floater  holders in the following manner:

(i)      Floater  holders  receive  interest  based on rates set at a six-month  interval or at a Dutch  Auction,  which is typically held every 28 to 35 days.  Current and prospective  floater  holders bid the minimum  interest rate that they are  willing to accept on the  floaters,  and the  interest  rate is set just high enough to ensure that all of the floaters are sold.

(ii)     Inverse floater holders  receive all of the interest that remains,  if any, on the underlying  bonds after floater interest and auction fees are paid.  The interest  rates on inverse  floaters may be  significantly  reduced, even to zero, if interest rates rise.

         Procedures for determining  the interest  payment on floaters and inverse  floaters  brought to market directly by the issuer are  comparable,  although the  interest  paid on the inverse  floaters is based on a presumed  coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

         Where inverse floaters are issued in conjunction with floaters,  inverse floater holders may be given the right to acquire the  underlying  security (or to create a fixed-rate  bond) by calling an equal amount of  corresponding  floaters.
The underlying  security may then be held or sold.  However,  typically,  there are time constraints and other  limitations associated with any right to combine interests and claim the underlying security.

         Floater holders subject to a Dutch Auction  procedure  generally do not have the right to put back their interests to the issuer or to a third  party.  If a Dutch  Auction  fails,  the floater  holder may be required to hold its  position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

         The  secondary  market for floaters  and inverse  floaters  may be limited.  The market value of inverse  floaters tends to be significantly more volatile than fixed-rate bonds.

         U.S. Government Securities.  U.S. Treasury bills, notes,  zero-coupon bonds and other bonds are direct obligations of the U.S.  Treasury,  which has never failed to pay interest and repay  principal  when due.  Treasury bills have initial maturities  of one year or less,  Treasury  notes from two to 10 years,  and  Treasury  bonds more than 10 years.  Although
U.S.  Treasury  securities carry little  principal risk if held to maturity,  the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

         A number of U.S. government  agencies and  instrumentalities  issue debt securities.  These agencies generally are created by Congress to fulfill a specific need,  such as providing  credit to home buyers or farmers.  Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks,  the Student Loan Marketing  Association and the Resolution
Funding Corporation.

         Some  agency  securities  are  backed by the full  faith and credit  pledge of the U.S.  government,  and some are guaranteed  only by the issuing  agency.  Agency  securities  typically  offer  somewhat  higher yields than U.S.  Treasury securities with similar  maturities.  However,  these securities may involve greater risk of default than securities backed by the U.S. Treasury.

         Interest rates on agency securities may be fixed for the term of the investment  (fixed-rate agency securities) or tied to  prevailing  interest  rates  (floating-rate  agency  securities).  Interest  rate resets on  floating-rate  agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

         Floating-rate  agency  securities  frequently  have caps  limiting the extent to which coupon rates can be raised.
The price of a  floating-rate  agency  security  may  decline if its capped  coupon  rate is lower than  prevailing  market interest  rates.  Fixed- and  floating-rate  agency  securities  may be issued with a call date (which  permits  redemption before the maturity date). The exercise of a call may reduce an obligation's yield to maturity.

         Interest Rate Resets on Floating-Rate  U.S.  Government Agency  Securities.  Interest rate resets on floating-rate
U.S.  government  agency  securities  generally  occur  at  intervals  of one  year or less in  response  to  changes  in a predetermined  interest rate index. There are two main categories of indices:  those based on U.S. Treasury  securities and those derived from a calculated  measure,  such as a cost-of-funds  index.  Commonly used indices include the  three-month, six-month and one-year  Treasury bill rates;  the two-year  Treasury note yield;  the Eleventh  District  Federal Home Loan
Bank  Cost of Funds  Index  (EDCOFI);  and the  London  Interbank  Offered  Rate  (LIBOR).  Fluctuations  in the  prices of floating-rate U.S.  government agency securities are typically  attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

         Mortgage-Backed  Securities.  Background.  A mortgage-backed  security  represents an ownership interest in a pool of mortgage loans.  The loans are made by financial  institutions to finance home and other real estate  purchases.  As the loans are repaid, investors receive payments of both interest and principal.

         Like  fixed-income  securities  such as U.S.  Treasury  bonds,  mortgage-backed  securities  pay a stated  rate of interest  during the life of the security.  However,  unlike a bond,  which  returns  principal to the investor in one lump sum at  maturity,  mortgage-backed  securities  return  principal  to the  investor  in  increments  during the life of the security.

         Because  the timing  and speed of  principal  repayments  vary,  the cash flow on  mortgage-backed  securities  is irregular.  If mortgage holders sell their homes,  refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

         As with other fixed-income securities,  the prices of mortgage-backed securities fluctuate in response to changing interest  rates;  when  interest  rates fall,  the prices of  mortgage-backed  securities  rise,  and vice versa.  Changing interest rates have additional  significance for  mortgage-backed  securities  investors,  however,  because they influence prepayment  rates  (the  rates at which  mortgage  holders  prepay  their  mortgages),  which in turn  affect the yields on mortgage-backed  securities.  When interest rates decline,  prepayment  rates  generally  increase.  Mortgage  holders take advantage of the  opportunity  to refinance  their  mortgages at lower rates with lower  monthly  payments.  When  interest rates rise,  mortgage  holders are less inclined to refinance their mortgages.  The effect of prepayment  activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

         The Fund  may  receive  principal  sooner  than it  expected  because  of  accelerated  prepayments.  Under  these circumstances,  the Fund might have to reinvest  returned  principal  at rates lower than it would have earned if principal payments  were made on schedule.  Conversely,  a  mortgage-backed  security may exceed its  anticipated  life if prepayment rates decelerate  unexpectedly.  Under these  circumstances,  the Fund might miss an opportunity to earn interest at higher prevailing rates.

         GNMA   Certificates.   The  Government   National  Mortgage   Association  (GNMA)  is  a  wholly  owned  corporate
instrumentality  of the United States within the Department of Housing and Urban  Development.  The National Housing Act of
1934 (Housing Act), as amended,  authorizes  GNMA to guarantee the timely payment of interest and repayment of principal on certificates  that are backed by a pool of mortgage loans insured by the Federal Housing  Administration  under the Housing
Act, or by Title V of the Housing Act of 1949 (FHA Loans),  or guaranteed by the Veterans'  Affairs under the  Servicemen's
Readjustment  Act of 1944 (VA Loans),  as amended,  or by pools of other eligible  mortgage loans. The Housing Act provides that the full faith and credit of the U.S.  government  is pledged to the payment of all amounts that may be required to be paid under any guarantee.  GNMA has unlimited  authority to borrow from the U.S.  Treasury in order to meet its obligations under this guarantee.

         GNMA  certificates  represent a pro rata interest in one or more pools of the following  types of mortgage  loans:
(a) fixed-rate  level payment  mortgage  loans;  (b) fixed-rate  graduated  payment  mortgage loans (GPMs);  (c) fixed-rate growing equity  mortgage loans (GEMs);  (d) fixed-rate  mortgage loans secured by  manufactured  (mobile) homes (MHs);  (e)
mortgage  loans on  multifamily  residential  properties  under  construction  (CLCs);  (f)  mortgage  loans  on  completed multifamily  projects  (PLCs);  (g) fixed-rate  mortgage  loans that use escrowed  funds to reduce the  borrower's  monthly payments  during the early years of the mortgage loans (buydown  mortgage  loans);  and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

         Fannie Mae Certificates.  The Federal National Mortgage  Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation  established under the Federal National  Mortgage  Association  Charter Act. Fannie Mae was
originally  established in 1938 as a U.S.  government  agency  designed to provide  supplemental  liquidity to the mortgage market and was  reorganized as a  stockholder-owned  and privately  managed  corporation  by  legislation  enacted in 1968.
Fannie Mae acquires  capital from investors who would not ordinarily  invest in mortgage loans directly and thereby expands the total  amount of funds  available  for  housing.  This money is used to buy home  mortgage  loans  from local  lenders, replenishing the supply of capital available for mortgage lending.

         Fannie Mae  certificates  represent  a pro rata  interest  in one or more pools of FHA Loans,  VA Loans,  or, most commonly,  conventional  mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following  types:  (a) fixed-rate  level payment  mortgage loans;  (b) fixed-rate  growing equity  mortgage loans;  (c)
fixed-rate  graduated  payment  mortgage  loans;  (d)  adjustable-rate  mortgage loans;  and (e) fixed-rate  mortgage loans secured by multifamily projects.

         Fannie Mae  certificates  entitle the  registered  holder to receive  amounts  representing a pro rata interest in scheduled  principal  and interest  payments (at the  certificate's  pass-through  rate,  which is net of any servicing and guarantee fees on the underlying  mortgage  loans),  any principal  prepayments,  and a proportionate  interest in the full principal  amount of any  foreclosed or otherwise  liquidated  mortgage  loan.  The full and timely payment of interest and repayment of principal on each Fannie Mae  certificate  is guaranteed  by Fannie Mae;  this  guarantee is not backed by the full faith and credit of the U.S. government.

         Freddie Mac  Certificates.  The  Federal  Home Loan  Mortgage  Corporation  (FHLMC or Freddie  Mac) is a corporate instrumentality  of the United States  created  pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended.
Freddie Mac was  established  primarily for the purpose of increasing the  availability of mortgage  credit.  Its principal activity consists of purchasing  first-lien  conventional  residential mortgage loans (and participation  interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily

         Freddie Mac certificates.  Freddie Mac certificates  represent a pro rata interest in a group of mortgage loans (a
Freddie Mac certificate  group)  purchased by Freddie Mac. The mortgage loans underlying  Freddie Mac certificates  consist of fixed- or adjustable-rate  mortgage loans with original terms to maturity of between 10 and 30 years,  substantially all of which are secured by first-liens on one- to four-family  residential  properties or multifamily projects.  Each mortgage loan  must  meet  standards  set forth in the  FHLMC  Act.  A Freddie  Mac  certificate  group  may  include  whole  loans, participation  interests in whole loans,  undivided interests in whole loans, and participations  composing another Freddie
Mac certificate group.

         Freddie Mac guarantees to each  registered  holder of a Freddie Mac  certificate the timely payment of interest at the rate  provided  for by the  certificate.  Freddie Mac also  guarantees  ultimate  collection  of all  principal  on the related  mortgage  loans,  without any offset or  deduction,  but  generally  does not  guarantee  the timely  repayment of principal.  Freddie Mac may remit principal at any time after default on an underlying  mortgage loan, but no later than 30 days following (a)  foreclosure  sale, (b) payment of a claim by any mortgage  insurer,  or (c) the expiration of any right of  redemption,  whichever  occurs  later,  and in any event no later  than one year  after  demand  has been made upon the mortgager  for  accelerated  payment of principal.  Obligations  guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

         Collateralized  Mortgage Obligations (CMOs). A CMO is a multiclass bond backed by a pool of mortgage  pass-through certificates  or  mortgage  loans.  CMOs  may be  collateralized  by (a)  GNMA,  Fannie  Mae or  Freddie  Mac  pass-through certificates;  (b) unsecured  mortgage loans insured by the Federal Housing  Administration or guaranteed by the Department of Veterans' Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

         In  structuring a CMO, an issuer  distributes  cash flow from the underlying  collateral  over a series of classes called  tranches.  Each CMO is a set of two or more  tranches,  with average lives and cash flow patterns  designed to meet specific  investment  objectives.  The average  life  expectancies  of the  different  tranches in a  four-part  deal,  for example, might be two, five, seven and 20 years.

         As payments on the underlying  mortgage  loans are  collected,  the CMO issuer pays the coupon rate of interest to the  bondholders  in each tranche.  At the outset,  scheduled  and  unscheduled  principal  payments go to investors in the first  tranches.  Investors in later tranches do not begin receiving  principal  payments until the prior tranches are paid off.  This basic type of CMO is known as a sequential pay or plain vanilla CMO.

         Some CMOs are  structured  so that the  prepayment  or market risks are  transferred  from one tranche to another.
Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

         The final  tranche of a CMO often takes the form of a Z-bond,  also known as an accrual  bond or  accretion  bond.
Holders of these securities  receive no cash until the earlier tranches are paid in full.  During the period that the other tranches are  outstanding  periodic  interest  payments are added to the initial face amount of the Z-bond but are not paid to investors.  When the prior tranches are retired,  the Z-bond receives coupon  payments on its higher  principal  balance plus any principal  prepayments  from the underlying  mortgage  loans.  The existence of a Z-bond  tranche helps  stabilize cash flow patterns in the other tranches.  In a changing interest rate environment,  however, the value of the Z-bond tends to be more volatile.

         As CMOs have evolved,  some classes of CMO bonds have become more prevalent.  The planned amortization class (PAC)
and  targeted  amortization  class  (TAC),  for  example,  were  designed  to  reduce  prepayment  risk by  establishing  a sinking-fund  structure.  PAC and TAC  bonds  assure to  varying  degrees  that  investors  will  receive  payments  over a predetermined  period under  various  prepayment  scenarios.  Although PAC and TAC bonds are similar,  PAC bonds are better able to provide  stable cash flows under various  prepayment  scenarios  than TAC bonds because of the order in which these tranches are paid.

         The existence of a PAC or TAC tranche can create  higher levels of risk for other  tranches in the CMO because the stability  of the PAC or TAC  tranche is achieved  by  creating  at least one other  tranche -- known as a companion  bond, support or non-PAC bond -- that  absorbs the  variability  of principal  cash flows.  Because  companion  bonds have a high degree of  average  life  variability,  they  generally  pay a higher  yield.  A TAC bond can have  some of the  prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

         Floating-rate  CMO  tranches  (floaters)  pay a  variable  rate of  interest  that is  usually  tied to the LIBOR.
Institutional  investors with short-term  liabilities,  such as commercial banks,  often find floating-rate CMOs attractive investments.  Super floaters  (which float a certain  percentage  above LIBOR) and inverse  floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are created by segregating  the cash flows from underlying  mortgage loans or mortgage  securities to create two or more new  securities,  each with a specified percentage  of the  underlying  security's  principal or interest  payments.  Mortgage-backed  securities  may be partially stripped so that each investor class receives some interest and some principal.  When  securities are completely  stripped, however,  all of the interest is distributed to holders of one type of security,  known as an  interest-only  security,  or
IO, and all of the principal is distributed to holders of another type of security known as a principal-only  security,  or
PO. Strips can be created in a pass-through structure or as tranches of a CMO.

         The market values of IOs and POs are very sensitive to interest rate and prepayment  rate  fluctuations.  POs, for example,  increase (or decrease) in value as interest rates decline (or rise).  The price behavior of these securities also depends on whether  the  mortgage  collateral  was  purchased  at a premium or discount  to its par value.  Prepayments  on discount  coupon POs generally are much lower than  prepayments  on premium coupon POs. IOs may be used to hedge the Fund's other  investments  because  prepayments  cause  the  value of an IO strip to move in the  opposite  direction  from  other mortgage-backed securities.

         Commercial  Mortgage-Backed  Securities  (CMBS).  CMBS are securities  created from a pool of commercial  mortgage loans, such as loans for hotels,  shopping centers,  office buildings,  apartment  buildings,  and the like. Interest and principal  payments from these loans are passed on to the investor according to a particular  schedule of payments.  They may be issued by U.S.  government  agencies or by private  issuers.  The credit quality of CMBS depends  primarily on the quality of the  underlying  loans and on the structure of the  particular  deal.  Generally,  deals are  structured  with senior and  subordinate  classes.  Multiple  classes may permit the issuance of securities  with payment terms,  interest rates,  or other  characteristics  differing both from those of each other and those of the underlying  assets.  Examples include classes having  characteristics  such as floating interest rates or scheduled  amortization of principal.  Rating agencies rate the individual  classes of the deal based on the degree of seniority or subordination of a particular class and  other  factors.  The  value  of  these  securities  may  change  because  of  actual  or  perceived  changes  in the creditworthiness of individual  borrowers,  their tenants,  the servicing agents, or the general state of commercial real estate and other factors.

         CMBS may be partially  stripped so that each  investor  class  receives  some  interest and some  principal.  When securities are completely stripped,  however, all of the interest is distributed to holders of one type of security,  known as an  interest-only  security  (IO),  and all of the principal is distributed to holders of another type of security known as a  principal-only  security  (PO).  The Fund is  permitted to invest in IO classes of CMBS.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction  as  interest  rates.  The cash flows and yields on IO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)  on the related  underlying  mortgage assets.  In the cases of IOs,  prepayments  affect the amount of cash flows  provided to the  investor.  If the  underlying mortgage assets  experience  greater than  anticipated  prepayments of principal,  an investor may fail to fully recoup its initial investment in an IO class of a stripped  mortgage-backed  security,  even if the IO class is rated AAA or Aaa or is derived  from a full  faith and  credit  obligation.  However,  because  commercial  mortgages  are often  locked  out from prepayment,  or have high  prepayment  penalties or a defeasance  mechanism,  the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

         Adjustable-Rate  Mortgage Loans (ARMs).  ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage  interest rate for a specified period of time,  generally for either the first three, six, 12, 24,
36, 60 or 84 scheduled  monthly  payments.  Thereafter,  the  interest  rates are subject to periodic  adjustment  based on changes in an index.

         ARMs have minimum and maximum rates beyond which the mortgage  interest rate may not vary over the lifetime of the loan.  Certain ARMs provide for  additional  limitations  on the maximum  amount by which the  mortgage  interest  rate may adjust for any single  adjustment  period.  Negatively  amortizing ARMs may provide  limitations on changes in the required monthly  payment.  Limitations on monthly  payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively  amortizing  ARM by its maturity at the interest  rate in effect  during any  particular month.

         There are two types of indices  that provide the basis for ARM rate  adjustments:  those based on market rates and those  based on a  calculated  measure,  such as a  cost-of-funds  index or a moving  average of mortgage  rates.  Commonly utilized indices include the one-year,  three-year and five-year  constant maturity U.S. Treasury rates (as reported by the
Federal Reserve Board); the three-month  Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term  Treasury securities;  the Eleventh  District Federal Home Loan Bank Cost of Funds Index (EDCOFI);  the National Median Cost of Funds
Index;  the one-month,  three-month,  six-month or one-year London Interbank  Offered Rate (LIBOR);  or six-month CD rates.
Some indices,  such as the one-year  constant  maturity  Treasury rate or three-month  LIBOR,  are highly  correlated  with changes in market  interest  rates.  Other indices,  such as the EDCOFI,  tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

         The EDCOFI reflects the monthly weighted average cost of funds of savings and loan  associations and savings banks whose home offices are located in Arizona,  California  and Nevada (the Federal Home Loan Bank  Eleventh  District) and who
are member  institutions  of the Federal Home Loan Bank of San  Francisco  (the FHLB of San  Francisco),  as computed  from statistics  tabulated and published by the FHLB of San Francisco.  The FHLB of San Francisco normally announces the Cost of
Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         One-year and three-year  Constant  Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New
York, based on daily closing bid yields on actively traded Treasury  securities  submitted by five leading  broker-dealers.
The median bid yields are used to construct a daily yield curve.

         The National  Median Cost of Funds Index,  similar to the EDCOFI,  is calculated  monthly by the Federal Home Loan
Bank Board (FHLBB) and represents the average monthly interest  expenses on liabilities of member  institutions.  A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

LIBOR is the rate at which banks in London offer  Eurodollars in trades  between banks.  LIBOR has become a key rate in the
U.S. domestic money market because it is perceived to reflect the true global cost of money.

         The  Sub-advisor  may invest in ARMs whose periodic  interest rate  adjustments  are based on new indices as these indices become available.

         Asset-Backed Securities (ABS). ABS are structured like mortgage-backed  securities,  but instead of mortgage loans or interest in mortgage loans,  the underlying  assets may include,  for example,  such items as motor vehicle  installment sales or installment  loan contracts,  leases of various types of real and personal  property,  home equity loans,  student loans,  small  business  loans,  and  receivables  from credit card  agreements.  The ability of an issuer of  asset-backed securities to enforce its security  interest in the  underlying  assets may be limited.  The value of an ABS is affected by changes in the market's  perception of the assets backing the security,  the  creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

         Payments of  principal  and  interest  passed  through to holders of ABS are  typically  supported by some form of credit enhancement,  such as a letter of credit,  surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities.  The degree of credit  enhancement  varies, and generally applies to only a fraction of the  asset-backed  security's  par value until  exhausted.  If the credit  enhancement  of an ABS held by the Fund has been exhausted,  and if any required  payments of principal and interest are not made with respect to the underlying  loans, the
Fund may experience losses or delays in receiving payment.

         Some types of ABS may be less  effective  than other types of  securities  as a means of "locking  in"  attractive long-term  interest  rates.  One reason is the need to reinvest  prepayments  of principal;  another is the  possibility of significant  unscheduled  prepayments  resulting  from  declines  in interest  rates.  These  prepayments  would have to be reinvested at lower rates. As a result,  these securities may have less potential for capital  appreciation  during periods of declining  interest  rates than other  securities  of  comparable  maturities,  although they may have a similar risk of decline  in market  value  during  periods  of rising  interest  rates.  Prepayments  may also  significantly  shorten  the effective  maturities of these  securities,  especially  during periods of declining  interest  rates.  Conversely,  during periods of rising  interest rates, a reduction in prepayments  may increase the effective  maturities of these  securities, subjecting  them to a greater risk of decline in market value in response to rising  interest rates than  traditional  debt securities, and, therefore, potentially increasing the volatility of the Fund.

         The risks of investing in ABS are ultimately  dependent upon the repayment of loans by the individual or corporate borrowers.  Although the Fund would  generally have no recourse  against the entity that  originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

         Asset-backed  securities are generally issued in more than one class, each with different payment terms.  Multiple class  asset-backed  securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made  subordinate  to the right to such  payments of the  remaining  class or classes.  Multiple classes also may permit the issuance of securities with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying  assets.  Examples include  so-called  strips  (asset-backed securities  entitling the holder to disproportionate  interests with respect to the allocation of interest and principal of the assets backing the security),  and securities with classes having  characteristics  such as floating  interest rates or scheduled amortization of principal.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF American Century  Strategic  Balanced Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy  securities  on margin or sell  short  (unless  it owns,  or by virtue  of its  ownership  of,  other securities has the right to obtain  securities  equivalent in kind and amount to the securities  sold);  however,  the Fund may make  margin  deposits  in  connection  with the use of any  financial  instrument  or any  transaction  in  securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the securities of other investment  companies except in compliance with the Investment  Company
Act of 1940.  Duplicate fees may result from such purchases.

asaf federated High Yield Bond Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners High Yield Bond Fund) is to seek high current income by investing  primarily in fixed income  securities.  The fixed income  securities in which the
Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

..........Corporate  Debt  Securities.  The Fund  invests  primarily  in  corporate  debt  securities.  The  corporate  debt obligations  in which the Fund intends to invest are expected to be  lower-rated.  For a  discussion  of the special  risks associated  with  lower-rated  securities,  see the  Company's  Prospectus  and this SAI under  "Certain  Risk  Factors and
Investment  Methods."  Corporate  debt  obligations  in which the Fund  invests  may bear  fixed,  floating,  floating  and contingent,  or increasing  rates of interest.  They may involve  equity  features  such as conversion or exchange  rights, warrants for the acquisition of common stock of the same or a different  issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit  transaction  (where  corporate debt securities and common stock are offered as a unit).

..........U.S. Government  Obligations.  The types of U.S. government  obligations in which the Fund may invest include, but are not  limited  to,  direct  obligations  of the U.S.  Treasury  (such as U.S.  Treasury  bills,  notes,  and  bonds) and obligations issued or guaranteed by U.S.  government  agencies or  instrumentalities  (such as the Federal Home Loan Banks,
Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal Farm Credit Banks,  Tennessee
Valley Authority,  Export-Import Bank of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student
Loan  Marketing  Association,  Federal Home Loan Mortgage  Corporation,  or National  Credit Union  Administration).  These
securities  may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's  right to borrow from the U.S.
Treasury;   the  discretionary   authority  of  the  U.S.  government  to  purchase  certain  obligations  of  agencies  or instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Fund may invest, see the Company's  Prospectus under "Investment
Programs of the Funds."

..........Time and Savings Deposits and Bankers'  Acceptances.  The Fund may enter into time and savings deposits (including certificates  of  deposit)  and may  purchase  bankers'  acceptances.  The Fund may enter  into time and  savings  deposits
(including  certificates  of deposit) in commercial or savings banks whose  deposits are insured by the Bank Insurance Fund
("BIF"), or the Savings  Association  Insurance Fund ("SAIF"),  including  certificates of deposit issued by and other time deposits  in  foreign  branches  of  BIF-insured  banks.  The Fund may  also  purchase  bankers'  acceptances  issued  by a
BIF-insured  bank, or issued by the bank's Edge Act  subsidiary and  guaranteed by the bank,  with remaining  maturities of nine  months or less.  The total  acceptances  of any bank held by the Fund cannot  exceed 0.25 of 1% of such bank's  total deposits  according to the bank's last  published  statement of condition  preceding  the date of  acceptance;  and general obligations of any state, territory,  or possession of the United States, or their political subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical  rating  organizations or (2)
issued by a public housing agency and backed by the full faith and credit of the United States.

..........When-Issued and Delayed Delivery Transactions.  The Fund may purchase fixed-income  securities on a when-issued or delayed  delivery  basis.  The Fund may engage in when-issued  and delayed  delivery  transactions  only for the purpose of acquiring  portfolio  securities  consistent  with  the  Fund's  investment  objective  and  policies,  not for  investment leverage.  These  transactions are arrangements in which the Fund purchases  securities with payment and delivery scheduled for a future time.  Settlement dates may be a month or more after entering into these  transactions,  and the market values of the securities  purchased may vary from the purchase  prices.  These  transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

..........No fees or other expenses,  other than normal transaction costs, are incurred.  However, liquid assets of the Fund sufficient to make payment for the  securities  to be purchased are  segregated  at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an additional  discussion of when-issued securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  In order to  generate  additional  income,  the Fund may lend its  securities  to brokers/dealers,  banks, or other  institutional  borrowers of securities.  The Fund will only enter into loan arrangements with  broker/dealers,  banks, or other institutions that have been determined to be creditworthy.  The collateral  received when the Fund lends  portfolio  securities  must be valued  daily and,  should  the market  value of the loaned  securities increase,  the borrower must furnish additional  collateral to the Fund. During the time portfolio  securities are on loan, the borrower pays the Fund any  dividends or interest  paid on such  securities.  Loans are subject to  termination  at the option of the Fund or the borrower.  The Fund may pay reasonable  administrative  and custodial  fees in connection  with a loan and may pay a negotiated  portion of the interest earned on the cash or cash equivalent  collateral to the borrower or placing  broker.  The Fund does not have the right to vote  securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

..........Reverse  Repurchase  Agreements.  The Fund may also enter  into  reverse  repurchase  agreements.  When  effecting reverse  repurchase  agreements,  liquid  assets  of the  Fund,  in a dollar  amount  sufficient  to make  payment  for the obligations  to be  purchased,  are  segregated  at the trade date.  These  securities  are marked to market  daily and are maintained  until the transaction is settled.  During the period any reverse  repurchase  agreements are  outstanding,  but only to the extent  necessary  to ensure  completion  of the reverse  repurchase  agreements,  the Fund will  restrict  the purchase of portfolio  instruments to money market  instruments  maturing on or before the  expiration  date of the reverse repurchase  agreements.  For a discussion of reverse  repurchase  agreements  and certain risks involved  therein,  see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments and Swaps.  The Fund may invest in certain types of derivative  contracts.  Depending upon how the Fund uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the underlying  asset,  derivative  contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to  liquidity.  The type of derivative  contract  that the Fund may in invest in are known as swaps.  Swaps are  contracts  in which two  parties  agree to pay each other  (swap) the  returns  derived  from  underlying  assets with differing  characteristics.  Most swaps do not  involve the  delivery of the  underlying  assets by either  party,  and the parties might not own the assets  underlying  the swap.  The payments are usually made on a net basis so that, on any given day,  the Fund would  receive (or pay) only the amount by which its payment  under the  contract is less than (or  exceeds)
the amount of the other party's  payment.  Swap  agreements  are  sophisticated  instruments  that can take many  different forms, and are known by a variety of names including caps,  floors,  and collars.  Common swap agreements that the Fund may use include  total return  swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified  period,  in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

..........Portfolio  Turnover.  The Fund may experience  greater portfolio  turnover than would be expected with a portfolio of  higher-rated  securities.  For  an  additional  discussion  of  portfolio  turnover,  see  this  SAI  under  "Portfolio
Transactions" and the Company's Prospectus under "Portfolio Turnover."

..........Adverse  Legislation.  In  1989,  legislation  was  enacted  that  required  federally  insured  savings  and loan associations to divest their holdings of lower-rated  bonds by 1994.  This  legislation  also created the Resolution  Trust
Corporation  (the "RTC"),  which  disposed of a substantial  portion of  lower-rated  bonds held by failed savings and loan associations.  The  reduction  of the number of  institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures  and regulators  have and may continue to propose new laws and regulations designed to limit the number or type of  institutions  that may  purchase  lower-rated  bonds,  reduce the tax  benefits to issuers of such bonds, or otherwise  adversely  impact the liquidity of such bonds.  The Fund cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

..........Foreign  Securities.  For a discussion of certain risks involved with investing in foreign  securities,  including currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Federated High Yield Bond Fund.  These  limitations  are not  "fundamental"  restriction  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in corporate fixed income  securities that are BBB and below in  Standard & Poor's  rating of Baa and below in Moody's  rating  unless it  provides 60 days prior written notice to its shareholders;

..........2.       Invest  more  than 15% of the value of its net  assets in  securities  that are not  readily  marketable, including  repurchase  agreements  providing  for  settlement  in more than seven days after  notice.  The Directors of the
Company,  or the  Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Directors,  may determine that a readily  available  market exists for certain  securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933, or any  successor to such rule,  and therefore  that such  securities  are not subject to the foregoing limitation;

..........3.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

..........4.       Purchase any  securities  on margin but may obtain such  short-term  credits as may be necessary  for the clearance of transactions;

..........5.       Invest  more than 10% of the  value of its total  assets in  foreign  securities  which are not  publicly traded in the United States;

..........6.       Make short sales of securities or maintain short  positions,  unless:  during the time the short position is  open,  it  owns  an  equal  amount  of the  securities  sold or  securities  readily  and  freely  convertible  into or exchangeable,  without  payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the  securities  sold short;  and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

..........7.       Purchase securities of a company for the purpose of exercising control or management.  However,  the Fund may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting powers  consistent with the best  interests  of the  Fund.  From  time to  time,  the  Fund,  together  with  other  investment  companies  advised  by subsidiaries  or  affiliates  of the  Sub-advisor,  may together  buy and hold  substantial  amounts of a company's  voting stock.  All such  stock may be voted  together.  In some such  cases,  the Fund and the other  investment  companies  might collectively  be  considered  to be in  control  of the  company in which they have  invested.  In some  cases,  directors, agents,  employees,  officers,  or others affiliated with or acting for the Fund, the Sub-advisor,  or affiliated companies might possibly become directors of companies in which the Fund holds stock.

asaf PIMCO Total Return Bond Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Bond Fund) is to seek to maximize total return,  consistent with  preservation of capital.  The Sub-advisor  will seek to employ prudent  investment management techniques, especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

..........Borrowing.  The Fund may borrow for temporary  administrative  purposes.  This  borrowing  may be  unsecured.  The
Investment  Company Act of 1940 requires the Fund to maintain  continuous  asset coverage (that is, total assets  including borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations or other reasons,  the Fund may be required to sell some of its holdings within three  days to  reduce  the debt and  restore  the 300%  asset  coverage,  even  though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any increase or decrease in the market value of the Fund.  Money  borrowed  will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Fund also may be required to maintain  minimum average  balances in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

..........In addition to the above,  the Fund may enter into reverse  repurchase  agreements  and mortgage  dollar rolls.  A reverse  repurchase  agreement involves the sale of a  portfolio-eligible  security by the Fund, coupled with its agreement to  repurchase  the  instrument  at a  specified  time  and  price.  In a  "dollar  roll"  transaction  the  Fund  sells  a mortgage-related  security  (such as a GNMA  security)  to a dealer  and  simultaneously  agrees  to  repurchase  a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase  agreement,  as a collateralized  borrowing in which the Fund pledges a  mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Fund enters into a dollar roll  transaction  is not obligated to return the same  securities as those  originally  sold by the Fund,  but only securities which are  "substantially  identical." To be considered  "substantially  identical," the securities  returned to the Fund  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated maturity;  (4) have identical net coupon rates;
(5) have similar maturity:  (4) have identical net coupon rates; (5) have similar market yields (and therefore price);  and
(6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal  amounts of the securities  delivered and received back must be within 2.5% of the initial amount  delivered.  The Fund's  obligations  under a dollar roll agreement must be covered by segregating  cash or other liquid assets equal in value to the  securities  subject to repurchase by the
Fund.

..........Both dollar roll and reverse repurchase agreements will be subject to the Fund's limitations on borrowings,  which will  restrict the  aggregate  of such  transactions  (plus any other  borrowings)  to 33 1/3% of the Fund's total  assets.
Furthermore,  because  dollar  roll  transactions  may be for  terms  ranging  between  one and  six  months,  dollar  roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

..........Corporate Debt Securities. The Fund's investments in U.S. dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign  issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Fund,  or, if  unrated,  are in the  Sub-advisor's  opinion  comparable  in  quality  to  corporate  debt securities  in which the Fund may  invest.  In the  event  that  ratings  services  assign  different  ratings  to the same security,  the Sub-advisor  will determine  which rating it believes best reflects the security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt obligations  may be linked or indexed to the level of  exchange  rates  between the U.S.  dollar and a foreign  currency or currencies.

..........Among the corporate bonds in which the Fund may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a different issuer. A convertible  security  generally  entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a corporation's  capital structure and, therefore,  generally entail less risk than the corporation's common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the  convertible  security sells above its value as a fixed-income security.

..........A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to permit the issuer to redeem the security and convert it to underlying  common stock, or will sell the convertible  security to a third party.  The Fund generally would invest in convertible  securities for their favorable price  characteristics and total return potential and would normally not exercise an option to convert.

..........Investments in securities rated below  investment grade that are eligible for purchase by the Fund (i.e.,  rated B or better by Moody's or S&P) are described as  "speculative" by both Moody's and S&P.  Investment in lower-rated  corporate debt  securities  ("high yield  securities")  generally  provides  greater  income and  increased  opportunity  for capital appreciation  than  investments in higher quality  securities,  but they also typically entail greater price volatility and principal  and income risk.  These high yield  securities  are  regarded as high risk and  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively  new,  and many of the  outstanding  high  yield  securities  have not  endured a major  business  recession.  A long-term  track record on default  rates,  such as that for  investment  grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

..........High yield,  high risk securities may be more  susceptible to real or perceived  adverse  economic and competitive industry  conditions  than  investment  grade  securities.  The price of high yield  securities  have been found to be less sensitive to interest-rate  adverse economic downturns or individual  corporate  developments.  A projection of an economic downturn  or of a period of rising  interest  rates,  for  example,  could  cause a decline in high yield  security  prices because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking payment of all or a portion of interest  and  principal,  the Fund may incur  additional  expenses to seek  recovery.  In the case of high yield  securities  structured  as  zero-coupon  or  pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities  which pay interest  periodically and in cash.

..........The secondary  market on which high yield,  high risk securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the
Fund could  sell a high yield  security,  and could  adversely  affect  the daily net asset  value of the  shares.  Adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of high yield securities  especially in a thinly-traded  market.  When secondary markets for high yield securities are less liquid  than the market for  higher  grade  securities,  it may be more  difficult  to value the  securities  because  such valuation may require more  research,  and elements of judgment may play a greater role in the  valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market conditions.  For an additional  discussion of certain risks involved in lower-rated debt  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Objectives."

..........Participation  on  Creditors  Committees.  The Fund may from  time to time  participate  on  committees  formed by creditors  to  negotiate  with the  management  of  financially  troubled  issuers  of  securities  held by the Fund.  Such participation  may  subject the Fund to expenses  such as legal fees and may make the Fund an  "insider"  of the issuer for purposes of the federal  securities  laws, and therefore may restrict the Fund's ability to trade in or acquire  additional positions in a particular  security when it might otherwise  desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential  liabilities under the federal  bankruptcy laws or other laws governing the rights of creditors  and  debtors.  The Fund will  participate  on such  committees  only  when the  Sub-advisor  believes  that such participation  is necessary or desirable to enforce the Fund's  rights as a creditor or to protect the value of  securities held by the Fund.

..........Mortgage-Related  Securities. The Fund may invest in mortgage-backed  securities.  Mortgage-related securities are interests in pools of mortgage loans made to  residential  home buyers,  including  mortgage loans made by savings and loan institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are assembled as securities  for sale to investors  by various  governmental,  government-related  and private  organizations  (see  "Mortgage  Pass-Through
Securities").   The  Fund  may  also  invest  in  debt  securities   which  are  secured  with  collateral   consisting  of
mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),   and  in  other  types  of  mortgage-related
securities.

..........Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

..........The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

..........Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  seller/servicers  which  include  state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-though  securities  issued by FNMA are  guaranteed as to timely  payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

..........FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from FHLMC's  national  portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

..........Commercial banks, savings and loan institutions,  private mortgage insurance companies, mortgage bankers and other secondary market issuers also create  pass-though  pools of conventional  residential  mortgage loans. Such issuers may, in addition,  be the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well as the  guarantors  of the mortgage-related  securities.  Pools  created by such  nongovernmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Company's and the Trust's  investment  quality  standards.  There can be no assurance that  the  private  insurers  or  guarantors  can  meet  their  obligations  under  the  insurance  policies  or  guarantee arrangements.  The Fund may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices of the  originator/servicers  and poolers, the Sub-advisor determines that the securities meet the Company's and the Trust's  quality  standards.  Although the market for such  securities is becoming  increasingly liquid,  securities  issued by certain  private  organizations  may not be readily  marketable.  The Fund will not purchase mortgage-related  securities  or any other assets  which in the  Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Fund's total assets will be illiquid.

..........Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not  subject  to the  Fund's  industry  concentration  restrictions,  set  forth in this SAI  under
"Fundamental  Investment  Restrictions,"  by  virtue of the  exclusion  from that  test  available  to all U.S.  Government
securities.   In  the  case  of  privately  issued   mortgage-related   securities,   the  Fund  takes  the  position  that
mortgage-related  securities do not represent  interests in any particular  "industry" or group of  industries.  The assets underlying  such  securities may be represented by a portfolio of first lien  residential  mortgages  (including both whole mortgage  loans and  mortgage  participation  interests)  or  portfolios  of  mortgage  pass-through  securities  issued or guaranteed  by GNMA,  FNMA or FHLMC.  Mortgage  loans  underlying  a  mortgage-related  security  may in turn be insured or guaranteed  by the Federal  Housing  Administration  or the  Department of Veterans  Affairs.  In the case of private issue mortgage-related  securities whose underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject to a greater risk of default that other  comparable  securities  in the event of adverse  economic, political or business  developments  that may affect such region and ultimately,  the ability of residential  homeowners to make payments of principal and interest on the underlying mortgages.

..........         Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

..........         CMOs are structured into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call protection  through a de facto  breakdown  of the  underlying  pool of  mortgages  according  to how  quickly the loans are
                      --------
repaid.  Monthly  payment of principal  received from the pool of underlying  mortgages,  including  prepayments,  is first returned to  investors  holding  the  shortest  maturity  class.  Investors  holding the longer  maturity  classes  receive principal  only after the first class has been  retired.  An investor is  partially  guarded  against a sooner than desired return or principal because of the sequential payments.

..........         In a typical CMO transaction,  a corporation  ("issuer") issues multiple series (e.g., A, B, C, Z) of the
CMO bonds ("Bonds").  Proceeds of the Bond offering are used to purchase  mortgages or mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

..........         FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

..........         If collection of principal  (including  prepayments) on the mortgage loans during any semiannual  payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

..........         Criteria for the mortgage  loans in the pool backing the FHLMC CMOs are  identical to those of FHLMC PCs.
FHLMC has the right to substitute  collateral in the event of delinquencies and/or defaults.  For an additional  discussion of  mortgage-backed  securities  and certain  risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities other than those  described  above that  directly or  indirectly  represent a  participation  in, or are secured by and payable  from, mortgage loans on real property,  including CMO residuals or stripped  mortgage-backed  securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

..........         CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

..........         The cash flow  generated by the  mortgage  assets  underlying  a series of CMOs is applied  first to make required  payments of  principal  and  interest on the CMOs and second to pay the  related  administrative  expenses of the issuer.  The residual in a CMO structure  generally  represents the interest in any excess cash flow remaining after making the foregoing  payments.  Each payment of such excess cash flow to a holder of the related CMO residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

..........         CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment banking  firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed and CMO residuals currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed  only after careful  review of the  characteristics  of the  securities in question.  In addition,  CMO residuals may or, pursuant to an exemption therefrom,  may not have been registered under the Securities Act of 1933, as amended.  CMO residuals,  whether or not registered  under such Act, may be subject to certain  restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

..........         Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

..........         SMBS are usually  structured  with two classes that  receive  different  proportions  of the interest and principal  distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving  some of the interest and most of the principal  from the mortgage  assets,  which the other class will receive most of the interest and the  remainder of the  principal.  In the most  extreme  case,  one class will receive all of the interest  (the IO class), while the other class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an
IO class is  extremely  sensitive to the rate of  principal  payments  (including  prepayments)  on the related  underlying mortgage  assets,  and a rapid rate of  principal  payments  may have a  material  adverse  effect on the  Fund's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than  anticipated  prepayments of principal,  the Fund may fail to fully recoup its initial  investment in these securities even if the security is in one of the highest rating categories.

..........         Although SMBS are purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers,  these  securities were only recently  developed.  As a result,  established  trading markets have not yet developed and,  accordingly,  these securities may be deemed "illiquid" and subject to the Fund's  limitations on investment in illiquid securities.

..........         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor  expects that other asset-backed  securities
(unrelated to mortgage  loans) will be offered to investors in the future.  Several types of  asset-backed  securities  may be offered to  investors,  including  Certificates  for  Automobile  Receivables.  The Fund  takes the  position  that such securities  do not  represent  interests  in any  particular  "industry"  or  group  of  industries.  For a  discussion  of automobile  receivables,  see this SAI under  "Certain Risk Factors and  Investment  Methods."  Consistent  with the Fund's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

..........Foreign  Securities.  The  Fund  may  invest  in U.S.  dollar-  or  foreign  currency-denominated  corporate  debt securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank  obligations  (see "Bank
Obligations") and U.S. dollar- or foreign  currency-denominated  obligations of foreign  governments or their subdivisions, agencies and  instrumentalities,  international  agencies and supranational  entities. The Fund may invest up to 20% of its assets in  securities  denominated  in foreign  currencies,  and may invest  beyond  this limit in U.S.  dollar-denominated securities  of foreign  issuers.  The Fund may invest up to 10% of its assets in  securities  of issuers  based in emerging market countries.  Investing in the securities of foreign issuers involves special risks and  considerations  not typically associated  with  investing in U.S.  companies.  For a  discussion  of certain  risks  involved in foreign  investments  in general,  and the special  risks of investing in developing  countries,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........The Fund also may purchase and sell foreign currency  options and foreign  currency futures  contracts and related options (see ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

..........A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  These  contracts  may be bought or sold to protect the Fund against a possible  loss  resulting from an adverse change in the  relationship  between foreign  currencies and the U.S. dollar or, to increase  exposure to a particular  foreign  currency.  Open  positions  in  forward  contracts  are  covered  by the  segregation  with the Fund's custodian of cash or liquid  assets and are marked to market daily.  Although  such  contracts are intended to minimize the risk of loss due to a decline on the value of the hedged  currencies,  at the same time,  they tend to limit any  potential gain which might result should the value of such currencies increase.

..........Brady  Bonds.  The Fund may invest in Brady  Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign  entities for new obligations in connection with debt  restructurings  under a debt restructuring plan introduced by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady
Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria, Costa
Rica, the Dominican Republic,  Ecuador,  Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland,  Uruguay, and Venezuela.
In addition,  Brazil has concluded a Brady-like  plan. It is expected that other  countries  will undertake a Brady Plan in the future.

..........Brady  Bonds do not have a long  payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily  the U.S.  dollar)  and are  actively  traded in the  over-the-counter  secondary market.  Brady bonds are not considered to be U.S. Government  securities.  U.S.  dollar-denominated,  collateralized Brady
Bonds,  which may be fixed rate par bonds or floating  rate discount  bonds,  are  generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same  maturity as the Brady  Bonds.  Interest  payments on these
Brady Bonds generally are collateralized on a one-year or longer  rolling-forward  basis by cash or securities in an amount that,  in the case of fixed rate  bonds,  is equal to at least one year of  interest  payments  or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest rate at that time and is adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances,  which in effect constitute  supplemental  interest payments but generally are not  collateralized.
Brady Bonds are often viewed as having three or four valuation  components:  (i) the collateralized  repayment of principal at final maturity;  (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

..........Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

..........Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the Fund may invest will not be subject to  restructuring  arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

..........Bank  Obligations.  Bank  obligations  in which  the  Funds  invest  include  certificates  of  deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Fund will not invest in fixed time  deposits  which (1) are not subject to prepayment or
(2) provide for withdrawal  penalties upon prepayment (other than overnight  deposits) if, in the aggregate,  more than 15%
of its  assets  would be  invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other illiquid assets.

..........The Fund will limit its  investments  in United  States bank  obligations  to  obligations  of United  States bank
(including  foreign  branches)  which have more than $1 billion in total assets at the time of investment and are member of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Fund also may invest in  certificates  of deposit  of savings  and loan  associations
(federally or state chartered and federally insured) having total assets in excess $1 billion.

..........The  Fund  will  limit  its  investments  in  foreign  bank  obligations  to  United  States  dollar-  or  foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations  of United States banks in which the Fund may invest.  Subject to the Fund's limitation on  concentration of no more than 25% of its assets in the securities of issuers in particular  industry,  there is no limitation on the amount of the Fund's  assets which may be invested in  obligations  of foreign banks which meet the conditions set forth herein.

..........Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the accounting,  auditing and financial  reporting  standards,  practices and requirements  applicable to foreign banks may differ from those  applicable to United  States  banks.  Foreign  banks are not  generally  subject to  examination  by any
United States Government agency or instrumentality.

..........Derivative  Instruments.  In pursuing  its  individual  objective,  the Fund may, as  described  in the  Company's
Prospectus,  purchase and sell (write) both put options and call options on  securities,  securities  indices,  and foreign currencies,  and enter into interest rate,  foreign  currency and index futures  contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes or as part of their overall  investment  strategy.  The Fund also may enter into swap  agreements  with respect to foreign  currencies,  interest  rates and indices of  securities.  If other types of financial instruments,  including other types of options,  futures contracts,  or futures options are traded in the future,  the Fund may also use those  instruments,  provided that the Directors of the Company  determine that their use is  consistent  with the Fund's  investment  objective,  and provided that their use is  consistent  with  restrictions applicable  to options and futures  contracts  currently  eligible  for use by the Trust  (i.e.,  that  written call or put options  will be  "covered" or "secured"  and that  futures and futures  options  will be used only  primarily  for hedging purposes).

..........Options on  Securities  and  Indices.  The Fund may  purchase  and sell both put and call options on debt or other securities or indices in standardized  contracts traded on foreign or national  securities  exchanges,  boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

..........The Fund will write call  options and put options  only if they are  "covered."  In the case of a call option on a security,  the option is  "covered"  if the Fund owns the security  underlying  the call or has an absolute  and  immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required, cash or cash  equivalents or other liquid assets in such amount are segregated by the Fund) upon  conversion or exchange of other  securities  held by the Fund.  For a call option on an index,  the option is covered if the Fund  maintains with its custodian  cash or cash  equivalents  equal to the contract  value.  A call option is also covered if the Fund holds a call on the same  security or index as the call written  where the exercise  price of the call held is (i) equal to or less than the exercise  price of the call written,  or (ii) greater than the exercise  price of the call written,  provided that cash or cash  equivalents  in the amount of the  difference  are  segregated by the Fund. A put option on a security or an index is "covered" if the Fund  segregates  cash,  cash  equivalents  or other liquid assets equal to the exercise  price.  A put option is also covered if the Fund holds a put on the same  security or index as the put written  where the exercise  price of the put held is (i) equal to or greater  than the  exercise  price of the put  written,  or (ii) less than the  exercise price of the put written,  provided that cash or cash  equivalents  or other liquid assets in the amount of the  difference are segregated by the Fund.

..........If an option  written by the Fund expires,  the Fund realizes a capital gain equal to the premium  received at the time the option was  written.  If an option  purchased by the Fund expires  unexercised,  the Fund  realizes a capital loss equal to the premium paid.

..........Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

..........The Fund will  realize a capital gain from a closing  purchase  transaction  if the cost of the closing  option is less than the premium  received  from writing the option,  or if it is more,  the Fund will realize a capital  loss. If the premium  received  from a closing sale  transaction  is more than the premium  paid to purchase  the option,  the Fund will realize a capital  gain or, if it is less,  the Fund will realize a capital  loss.  The  principal  factors  affecting  the market  value of a put or a call option  include  supply and  demand,  interest  rates,  the  current  market  price of the underlying  security or index in relation to the exercise price of the option,  the  volatility of the underlying  security or index, and the time remaining until the expiration date.

..........The premium  paid for a put or call option  purchased  by the Fund is an asset of the Fund.  The premium  received for a option written by the Fund is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an exchange or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion of certain risks involved in options, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Currency  Options.  The Fund may buy or sell  put and  call  options  on  foreign  currencies  either  on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Fund to reduce foreign  currency risk using such options.  Over-the-counter  options differ from traded  options in that they are two-party  contracts with price and  other  terms  negotiated  between  buyer  and  seller,  and  generally  do  not  have  as  much  market  liquidity  as exchange-traded options.

..........Futures  Contracts and Options on Futures  Contracts.  The Fund may use interest rate,  foreign  currency or index futures  contracts,  as  specified  in the  Company's  Prospectus.  An interest  rate,  foreign  currency or index  futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

..........The  Fund  may  purchase  and  write  call and put  futures  options.  Futures  options  possess  many of the same characteristics  as options on securities and indices  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

..........To comply with  applicable  rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity pool" or a  "commodity  pool  operator,"  the Fund  intends  generally  to limit its use of futures  contracts  and futures options to "bona  fide  hedging"  transactions,  as such term is defined in  applicable  regulations,  interpretations  and practice.  For example,  the Fund might use futures contracts to hedge against  anticipated  changes in interest rates that might adversely  affect either the value of the Fund's  securities or the price of the securities which the Fund intends to purchase.  The Fund's  hedging  activities  may  include  sales of futures  contracts  as an offset  against  the effect or expected  increases  in interest  rates,  and  purchases of futures  contracts as an offset  against the effect of expected declines in  interest  rates.  Although  other  techniques  could be used to reduce the Fund's  exposure  to interest  rate fluctuations,  the Fund may be able to hedge its exposure  more  effectively  and perhaps at a lower cost by using  futures contracts and futures options.

..........The Fund will only enter into futures  contracts and futures options which are  standardized  and traded on a U.S.
or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

..........When a purchase  or sale of a futures  contract  is made by the Fund,  the Fund is  required  to deposit  with its custodian (or broker, if legally permitted) a specified amount of cash or U.S.  Government  securities  ("initial margin").
The margin  required  for a futures  contract is set by the  exchange  on which the  contract is traded and may be modified during the term of the contract.  The initial  margin is in the nature of a  performance  bond or good faith deposit on the futures  contract which is returned to the Fund upon  termination  of the contract,  assuming all  contractual  obligations have been  satisfied.  The Fund expects to earn interest  income on its initial margin  deposits.  A futures  contract held by the Fund is valued  daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the Fund pays or  receives  cash,  called  "variation  margin,"  equal to the daily  change in value of the futures  contract.  This process is known as "marking  to  market."  Variation  margin  does not  represent  a borrowing  or loan by the Fund but is instead a  settlement  between  the Fund and the  broker of the  amount  one  would owe the other if the  futures  contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

..........The Fund is also  required  to  deposit  and  maintain  margin  with  respect  to put and call  options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Fund.

..........Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Fund  realizes a capital  gain, or if it is more,  the Fund  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase  price,  the Fund realizes a capital gain, or if it is less, the
Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

..........Limitations  on Use of Futures and  Futures  Options.  In general,  the Funds  intend to enter into  positions  in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related  options that do not constitute  bona fide hedging  positions,  the Fund will not enter into a futures  contract or futures option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums  paid by it for open  futures  option  positions,  less the amount by which any such  options are  "in-the-money,"
would exceed 5% of the Fund's total assets.  A call option is  "in-the-money"  if the value of the futures contract that is the subject of the option  exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

..........When  purchasing a futures  contract,  the Fund will maintain with its custodian  (and  mark-to-market  on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market  value of the  futures  contract.  Alternatively,  the Fund may  "cover"  its  position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Fund.

..........When selling a futures contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily basis)
liquid assets that,  when added to the amount  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying the contract.  Alternatively,  the Fund may "cover" its position by owning the instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a  volatility substantially  similar  to that of the  index on which  the  futures  contract  is  based),  or by  holding  a call  option permitting  the Fund to purchase the same futures  contract at a price no higher than the price of the contract  written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

..........When selling a call option on a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily  basis)  cash or other  liquid  assets  that,  when added to the  amounts  deposited  with a futures  commission merchant as margin,  equal the total market value of the futures contract  underlying the call option.  Alternatively,  the
Fund may cover its position by entering  into a long  position in the same  futures  contract at a price no higher than the strike price of the call option, by owning the instruments  underlying the futures contract,  or by holding a separate call option  permitting  the Fund to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Fund.

..........When selling a put option on a futures contract,  the Fund will maintain with its custodian (and mark-to market on a daily  basis) cash or other  liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the Fund may cover the  position  either by entering  into a short  position in the same  futures contract,  or by owning a separate put option  permitting it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

..........Swap Agreements.  The Fund may enter into interest rate, index,  credit and currency exchange rate swap agreements for  purposes  of  attempting  to  obtain a  particular  desired  return  at a lower  cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return.  For purposes of applying the Fund's  investment policies and  restrictions  (as stated in the  prospectuses  and this SAI) swap agreements are generally valued by the Fund at market value.  In the case of a credit  default swap sold by the Fund (i.e.,  where the Fund is selling  credit  default protection),  however,  the Fund will  generally  value  the swap at its  notional  amount.  The  manner  in which  certain securities or other  instruments are valued by the Fund for purposes of applying  investment  policies and restrictions may differ from the manner in which those  investments  are valued by other  types of  investors.  The Fund may also enter into options on swap agreements.  For a discussion of swap agreements,  see the Company's  Prospectus under "Investment Programs of the Funds." The Fund's  obligations  under a swap agreement  will be accrued daily (offset  against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by segregating cash or other liquid assets to avoid any  potential  leveraging of the Fund's  portfolio.  The Fund will not enter into a swap  agreement with any single party if the net amount owned or to be received  under  existing  contracts with that party would exceed 5%
of the Fund's assets.

..........Whether the Fund's use of swap  agreements  will be  successful in furthering  its  investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap  agreements  may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement counterparty.  The Sub-advisor  will cause the Fund to enter into swap agreements  only with  counterparties  that would be eligible for  consideration  as repurchase  agreement  counterparties  under the Fund's  repurchase  agreement  guidelines.
Certain  restrictions  imposed  on the  Funds by the  Internal  Revenue  Code may  limit  the  Funds'  ability  to use swap agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments in the swaps market,  including  potential  government  regulation,  could  adversely  affect the Fund's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

..........Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants." To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

..........This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash  that (1) have  individual  tailored  terms,  (2) lack  exchange-style  offset  and the use of a  clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

..........Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities  may be very  volatile.  To the  extent  the Fund  invests  in these  securities, however,  the  Sub-advisor  analyzes  these  securities in its overall  assessment of the effective  duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

..........Foreign  Currency  Exchange-Related  Securities.  The Fund may  invest in  foreign  currency  warrants,  principal exchange rate linked  securities and  performance  indexed  paper.  For a description  of these  instruments,  see this SAI under "Certain Risk Factor and Investment Methods."

..........Warrants to Purchase  Securities.  The Fund may invest in or acquire  warrants to purchase  equity or fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible  bonds and their  prices may, to some degree,  reflect the  performance  of the  underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the Fund to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

..........Hybrid  Instruments.  The Fund may invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of  investment  goals,  including  currency  hedging,  duration  management,  and increased  total  return.  For an additional  discussion of hybrid instruments and certain risks involved therein,  see the Company's SAI under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Fund may also invest in inverse floating rate debt instruments  ("inverse  floaters").  The interest  rate on an inverse  floater  resets in the  opposite  direction  from the market  rate of  interest  to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation  of similar  credit  quality.  The Fund will not invest  more than 5% of its net  assets in any  combination  of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Fund may purchase  participations in commercial loans. Such indebtedness may be secured or  unsecured.  Loan  participations  typically  represent  direct  participation  in a loan to a corporate  borrower,  and
generally  are  offered  by  banks  or  other  financial   institutions  or  lending   syndicates.   When  purchasing  loan
participations,  the Fund assumes the credit risk  associated  with the  corporate  borrower and may assume the credit risk associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which  the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Fund has direct recourse against the corporate borrower,  the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the benefit of the Fund were  determined  to be subject to the claims of the agent bank's  general  creditors,  the Fund might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In  situations  involving  other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower for payment of principal and  interest.  If the Fund does not receive  scheduled  interest or principal payments  on such  indebtedness,  the  Fund's  share  price and yield  could be  adversely  affected.  Loans that are fully secured  offer the Fund more  protection  than an  unsecured  loan in the event of  non-payment  of  scheduled  interest or principal.  However,  there is no assurance  that the  liquidation  of  collateral  from a secured  loan would  satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan  participations  with credit  quality  comparable to that of issuers of its securities investments.  Indebtedness of companies whose  creditworthiness  is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when investing in  indebtedness of companies with poor credit,  the Fund bears a substantial  risk of losing the entire amount invested.

         The Fund  limits the amount of its total  assets  that it will  invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Fund generally will treat the corporate borrower  as the  "issuer"  of  indebtedness  held by the Fund.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary  between the Fund and the corporate borrower,  if the participation does not shift to the Fund the  direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations require the Fund to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of  determining  whether the Fund has invested more than 5% of its total assets in a single  issuer.  Treating a financial  intermediary  as an issuer of indebtedness  may restrict the Fund's ability to invest in indebtedness  related to a single  financial  intermediary,  or a group of  intermediaries  engaged in the same industry,  even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the Fund's net asset value than if that value were based on available market  quotations,  and could result in significant  variations in the Fund's daily share price.  At the same time,  some loan  interests are traded among certain  financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the Fund currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Investments in loan participations are considered to be debt obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Fund.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional risks to the Fund. For example,  if a loan is foreclosed,  the Fund could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with owning and  disposing of the  collateral.  In addition,  it is  conceivable  that under emerging  legal  theories of lender  liability,  the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct  indebtedness  offer  securities law protections  against fraud and  misrepresentation.  In the absence of  definitive  regulatory  guidance,  the Fund  relies on the  Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Fund may enter into, or acquire  participations  in, delayed  funding  loans and  revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise  decide to do so (including at a time when the company's  financial  condition  makes it unlikely  that such amounts  will be repaid).  To the extent that the Fund is committed  to advance  additional  funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in accordance  with  procedures established by the Board of Directors,  in an amount  sufficient to meet such  commitments.  The Fund may invest in delayed funding  loans and  revolving  credit  facilities  with  credit  quality  comparable  to that of issuers of its  securities investments.  Delayed funding loans and revolving  credit  facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Fund may be unable to sell such investments at an  opportune  time or may have to resell  them at less than  fair  market  value.  The Fund  currently  intend to treat delayed  funding loans and  revolving  credit  facilities  for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Participation  interests in revolving credit  facilities will be subject to the limitations  discussed  above under "Loan  Participations."  Delayed  funding loans and revolving  credit facilities are  considered to be debt  obligations  for purposes of the Company's  investment  restriction  relating to the lending of funds or assets by the Fund.

         Investment Company  Securities.  The Fund may invest in securities of other investment  companies,  subject to the provisions  of Section  12(d)(1) of the 1940 Act. The Fund may invest in  securities  of money market funds  managed by the
Sub-advisor  subject to the terms of an  exemptive  order  obtained  by the  Sub-advisor  and the funds that are advised or sub-advised  by the  Sub-advisor.  Under such order,  the Fund will limit its  aggregate  investment in a money market fund managed by the  Sub-advisor  to the greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Company's
Board of Directors may increase this limit up to 25% of the Company's total assets.

         Lending Portfolio  Securities.  For the purpose of achieving income,  the Fund may lend its portfolio  securities, provided (1) the loan is secured  continuously  by  collateral  consisting  of U.S.  Government  securities or cash or cash equivalents (cash, U.S.  Government  securities,  negotiable  certificates of deposit,  bankers'  acceptances or letters of credit)  maintained  on a daily  mark-to-market  basis in an  amount  at least  equal to the  current  market  value of the securities  loaned,  (2) the Fund may at any time call the loan and obtain the return of  securities  loaned,  (3) the Fund will receive any interest or dividends  received on the loaned  securities,  and (4) the aggregate  value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF PIMCO Total Return Bond Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides 60 days prior written notice to its shareholders;

         2.       Invest more than 15% of the assets of the Fund (taken at market value at the time of the  investment)  in
"illiquid  securities;"  illiquid  securities  being  defined  to  include  securities  subject  to  legal  or  contractual restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days, certain  options traded over the counter that the Fund has purchased,  securities  being used to cover options the Fund has written,  securities for which market  quotations are not readily  available,  or other  securities which legally or in the
Sub-advisor's option may be deemed illiquid;

         3.       Purchase  securities  for the Fund  from,  or sell  portfolio  securities  to,  any of the  officers  and directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         4.       Invest more than 5% of the assets of the Fund (taken at market  value at the time of  investment)  in any combination of interest only, principal only, or inverse floating rate securities;

         5.       Invest in companies for the purpose of exercising management or control;

         6.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases  of portfolio  securities  and (ii) the Fund may make margin  deposits in  connection  with futures  contracts or other permissible investments;

         8.       Purchase or sell oil, gas or other mineral programs;

         9.       Maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof,  except as set forth in the Company's  Prospectus and this SAI for transactions in options,  futures,  and options on futures transactions arising under swap agreements or other derivative instruments; or

         10.      Pledge,  mortgage or hypothecate its assets,  except as may be necessary in connection  with  permissible borrowings or investments;  and then such pledging,  mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or  investment.  The deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed  delivery  basis,  collateral  arrangements with  respect to initial or  variation  margin  deposits  for future  contracts  and  commitments  entered  into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets.

ASAF Money Market Fund:

Investment  Objective:  The investment  objective of the Fund (will be renamed Strategic  Partners Money Market Fund) is to seek high current income and maintain high levels of liquidity.

Investment Policies:

..........Bank  Obligations.  The Fund will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

..........Asset-Backed  Securities.  The Fund may  invest in  asset-backed  securities  backed by credit  card  receivables, automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment  Company Act of 1940. These  asset-backed  securities, in  general,  are  subject  to  certain  risks.  Most of these  risks  are  related  to  limited  interests  in  applicable collateral.  For example,  credit card  receivables are generally  unsecured and the debtors are entitled to the protection of a number of state and  federal  consumer  credit  laws,  many of which give such  debtors  the right to set off  certain amounts on credit  card debt  thereby  reducing  the  balance  due.  Additionally,  if the  letter of credit is  exhausted, holders of asset-backed  securities may also experience  delays in payments or losses if the full amounts due on underlying sales  contracts are not realized.  Because  asset-backed  securities  are relatively  new, the market  experience in these securities  is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.  For a discussion of asset-backed  securities and the risks involved therein see the Company's  Prospectus and this
SAI under "Certain Risk Factors and Investment Methods."

..........Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of  certificates  evidencing  interests in the trust.  The  certificates  are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933
(without registering the certificates under such Act).

..........Reverse Repurchase  Agreements.  The Fund invests the proceeds of borrowings under reverse repurchase  agreements.
The Fund will enter into a reverse  repurchase  agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest  expense of the  transaction.  The Fund will not invest the proceeds of a reverse repurchase  agreement for a period which exceeds the duration of the reverse repurchase  agreement.  The Fund may not enter into reverse  repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total  assets,  less liabilities  other than the  obligations  created by reverse  repurchase  agreements.  The Fund will establish and maintain with its  custodian  a separate  account  with a  segregated  portfolio  of  securities  in an amount at least equal to its purchase  obligations  under its  reverse  repurchase  agreements.  If  interest  rates  rise  during the term of a reverse repurchase  agreement,  such reverse  repurchase  agreement may have a negative  impact on the Fund's ability to maintain a net asset value of $1.00 per share.

..........Foreign Securities.  The Fund may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign commercial paper must not be subject to foreign  withholding  tax at the time of purchase.  Foreign  investments  may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European Depositary Receipts
("EDRs").  Generally,  ADRs and EDRs are receipts  issued by a bank or trust company that evidence  ownership of underlying securities  issued  by a  foreign  corporation  and that are  designed  for use in the  domestic,  in the case of ADRs,  or
European,  in the case of EDRs,  securities  markets.  For a discussion  of depositary  receipts and the risks  involved in investing in foreign securities, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  Loans will be subject to termination by the Fund in the normal  settlement  time, generally  three business days after notice.  Borrowed  securities  must be returned when the loan is terminated.  The Fund may pay  reasonable  finders' and custodial  fees in connection  with a loan. In making a loan,  the Fund will consider the creditworthiness of the borrowing financial institution.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF Money Market Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase  securities  of  open-end or  closed-end  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

..........3.       Purchase  securities on margin,  make short sales of securities,  or maintain a short position,  provided that this  restriction  shall not be deemed to be  applicable  to the  purchase  or sale of  when-issued  securities  or of securities for delivery at a future date;

..........4.       Acquire any illiquid securities,  such as repurchase  agreements with more than seven days to maturity or fixed time  deposits  with a duration of over seven  calendar  days,  if as a result  thereof,  more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

..........5.       Mortgage,  pledge or hypothecate any assets,  except as may be necessary in connection  with  permissible borrowings or investments;  and then such mortgaging,  pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

..........6.       Purchase or sell puts,  calls,  straddles,  spreads,  or any  combination  thereof,  except to the extent permitted by the Company's Prospectus and this SAI; or

..........7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                            FUNDAMENTAL INVESTMENT RESTRICTIONS

..........Investment  Restrictions.  Each Fund has adopted the following fundamental investment restrictions that may not be changed without shareholder approval.

..........1. Senior Securities.  No Fund may issue senior  securities,  except as permitted under the Investment Company Act
            -----------------
of 1940 (the "1940 Act").

..........2.  Borrowing.  No Fund may borrow money,  except that a Fund may (i) borrow money for  non-leveraging,  temporary
             ---------
or emergency  purposes,  and (ii) engage in reverse  repurchase  agreements  and make other  investments or engage in other transactions,  which may involve a borrowing,  in a manner  consistent with the Fund's  investment  objective and policies;
provided that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets  (including  the amount  borrowed)  less  liabilities  (other than  borrowings)  or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law.  Subject to the above  limitations, the Funds may borrow from persons to the extent  permitted by  applicable  law,  including  the  Investment  Company Act of
1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no action letters or similar relief or interpretive guidance.

..........3.  Underwriting.  No Fund may underwrite  securities issued by other persons,  except to the extent that the Fund
             ------------
may be deemed to be an underwriter  (within the meaning of the Securities Act of 1933) in connection  with the purchase and sale of portfolio securities.

..........4. Real  Estate.  No Fund may  purchase  or sell real  estate  unless  acquired  as a result of the  ownership  of
            ------------
securities or other  instruments;  provided that this restriction shall not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

..........5.  Commodities.  No Fund may purchase or sell physical  commodities  unless acquired as a result of the ownership
             -----------
of securities or  instruments;  provided that this  restriction  shall not prohibit a Fund from (i) engaging in permissible options and  futures  transactions  and  forward  foreign  currency  contracts  in  accordance  with the Fund's  investment policies, or (ii) investing in securities of any kind.

..........6. Lending.  No Fund may make loans,  except that a Fund may (i) lend portfolio  securities in accordance with the
            -------
Fund's  investment  policies  in amounts up to 33 1/3% of the total  assets of the Fund  taken at market  value,  (ii) make loans of  money to other  investment  companies  to the  extent  permitted  by the  Investment  Company  Act of 1940 or any exemption  therefrom  that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters  or  similar  relief  or interpretive  guidance (iii)  purchase  money market  securities  and enter into  repurchase  agreements,  and (iv) acquire publicly distributed or privately placed debt securities and purchase debt.

..........7.  Industry  Concentration.  No Fund other than the ASAF  INVESCO  Technology  Fund and the ASAF  INVESCO  Health
             -----------------------
Sciences  Fund may  purchase  any  security  if, as a result,  more than 25% of the  value of the  Fund's  assets  would be invested in the securities of issuers having their principal business  activities in the same industry;  provided that this restriction  does not apply to  investments  in  obligations  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities  (or repurchase  agreements  with respect  thereto).  The ASAF INVESCO  Technology  Fund may invest more than 25% of the value of its assets in the  securities of companies  doing  business in one or more  industries relating to technology.

..........8.  Diversification.  No Fund other than the ASAF  Goldman  Sachs  Concentrated  Growth Fund and the ASAF  ProFund
             ---------------
Managed OTC Fund may, with respect to 75% of the value of its total  assets,  purchase a security of any issuer (other than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or securities of other  investment  companies)  if, as a result,  (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer,  or (ii) more than 10% of the outstanding  voting securities of such issuer would be held by the Fund. The ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF ProFund  Managed OTC Fund may not, with respect to 50% of its total  assets,  purchase a security of any issuer  (other than  securities  issued or  guaranteed by the U.S.
Government or any of its agencies or  instrumentalities,  or securities other investment  companies),  if, as a result, (i)
more than 5% of the value of the Fund's  total  assets would be invested in the  securities  of such  issuer,  or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

..........Notes to Investment  Restrictions.  The following notes should be read in conjunction  with the above  fundamental investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                                          ---

         o    Applicable to All Funds:  If a restriction  on a Fund's  investments  is adhered to at the time an investment
              -----------------------
is made, a subsequent  change in the  percentage of Fund assets  invested in certain  securities or other  instruments,  or change in average  duration of the Fund's  investment  portfolio,  resulting  from changes in the value of the Fund's total assets,  will not be considered a violation of the  restriction;  provided,  however,  that the asset coverage  requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable  to All Funds:  With  respect to  investment  restrictions  (2) and (6), a Fund will not borrow or
              ------------------------
lend to any other fund  unless it applies for and  receives an  exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting  such  transactions.  There is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

         o    Applicable to All Funds:  With respect to investment  restriction (6), the restriction on making loans is not
              ------------------------
considered to limit a Fund's investments in loan participations and assignments.

         o    Applicable Only to the ASAF Gabelli  Small-Cap Value Fund:  With respect to investment  restrictions  (2) and
              ---------------------------------------------------------
(6), the Fund has no current  intention of borrowing or lending to any other fund.  For purposes of investment  restriction
(6), the Fund will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

         o    Applicable only to the ASAF International  Equity Fund. With respect to investment  restriction (7), the Fund
              ------------------------------------------------------
will not  consider a  bank-issued  guaranty  or  financial  guaranty  insurance  as a separate  security  for  purposes  of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                        CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........Some of the  investment  instruments,  techniques and methods that may be used by one or more of the Funds and the risks attendant  thereto are described below.  Other risk factors and investment  methods may be described in the Company's
Prospectus  under  "Investment  Programs of the Funds" and "Certain Risk Factors and  Investment  Methods," and in this SAI under  "Investment  Programs of the Funds." The risk factors and  investment  methods  described  below only apply to those
Funds that may invest in such securities or use such investment methods.

..........Debt Obligations.  Yields on short, intermediate,  and long-term securities are dependent on a variety of factors, including,  the general conditions of the money and bond markets,  the size of a particular  offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities  tend to produce higher yields and are generally subject to potentially  greater capital  appreciation and depreciation  than obligations with shorter  maturities and lower yields.  The market prices of debt  securities  usually vary,  depending  upon available  yields.  An increase in prevailing  interest  rates will  generally  reduce the value of debt  investments,  and a decline in  interest  rates will generally  increase  the value of debt  investments.  The ability of a Fund to achieve  its  investment  objective  is also dependent  on the  continuing  ability  of the  issuers  of the debt  securities  in  which a Fund  invests  to meet  their obligations for the payment of interest and principal when due.

 ........Special Risks  Associated  with  Low-Rated and Comparable  Unrated  Securities.  Low-rated and comparable  unrated securities,  while generally  offering higher yields than  investment-grade  securities  with similar  maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay principal.  The special risk  considerations in connection with such investments are discussed below.  See the Appendix of this SAI for a discussion of securities ratings.

..........         Effect of Interest Rates and Economic  Changes.  The low-rated and comparable  unrated  securities market is relatively new, and its growth  paralleled a long economic  expansion.  As a result, it is not clear how this market may withstand a prolonged  recession or economic  downturn.  Such a prolonged  economic  downturn  could  severely  disrupt the market for and adversely affect the value of such securities.

..........         All  interest-bearing  securities  typically  experience  appreciation  when  interest  rates decline and depreciation  when interest rates rise. The market values of low-rated and comparable  unrated  securities  tend to reflect individual  corporate  developments  to a  greater  extent  than do  higher-rated  securities,  which  react  primarily  to fluctuations  in the general level of interest  rates.  Low-rated and comparable  unrated  securities  also tend to be more sensitive to economic  conditions than are higher-rated  securities.  During an economic  downturn or a sustained period of rising interest rates,  highly leveraged issuers of low-rated and comparable  unrated  securities may experience  financial stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the issuer's  inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is significantly  greater than issuers of higher-rated  securities because such  securities  are generally  unsecured  and are often  subordinated  to other  creditors.  Further,  if the issuer of a low-rated and comparable unrated security defaulted,  a Fund might incur additional  expenses to seek recovery.  Periods of economic  uncertainty  and changes would also generally  result in increased  fluctuation in the market prices of low-rated and comparable unrated securities and thus in a Fund's net asset value.

..........         As previously  stated,  the value of such a security  will decrease in a rising  interest rate market and accordingly,  so will a Fund's net asset value. If a Fund experiences  unexpected net redemptions in such a market,  it may be forced to  liquidate  a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited liquidity of some high-yield  securities  (discussed  below), a Fund may be forced to liquidate these securities at a substantial  discount.  Any such liquidation  would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

..........         Payment  Expectations.  Low-rated and comparable unrated securities  typically contain redemption,  call, or prepayment provisions which permit the issuer of securities  containing such provisions to, at their discretion,  redeem the  securities.  During  periods of falling  interest  rates,  issuers of  high-yield  securities  are likely to redeem or prepay the  securities  and refinance  them with debt  securities  with a lower  interest  rate. To the extent an issuer is able  to  refinance  the  securities,  or  otherwise  redeem  them,  a Fund  may  have to  replace  the  securities  with a lower-yielding security, which would result in a lower return for a Fund.

..........         Issuers of  lower-rated  securities  are often highly  leveraged,  so that their ability to service their debt obligations  during an economic  downturn or during sustained  periods of rising interest rates may be impaired.  Such issuers  may not have more  traditional  methods  of  financing  available  to them and may be unable to repay  outstanding obligations  at maturity by  refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater because such securities  frequently are unsecured and  subordinated to the prior payment of senior indebtedness.

..........         Credit  Ratings.  Credit  ratings  issued by  credit-rating  agencies  attempt to evaluate  the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated  securities  and,  therefore,  may not fully reflect the true risks of an investment.  In addition, credit-rating  agencies  may or may not make  timely  changes  in a rating to  reflect  changes  in the  economy  or in the condition of the issuer that affect the market value of the security.  Consequently,  credit  ratings may be used only as a preliminary  indicator of investment  quality.  Investments in low-rated and  comparable  unrated  securities  will be more dependent on the applicable  Sub-advisor's  credit  analysis than would be the case with  investments  in  investment-grade debt  securities.  Such  Sub-advisor  may employ its own credit  research  and  analysis,  which  could  include a study of existing  debt,  capital  structure,  ability to service debt and to pay  dividends,  the issuer's  sensitivity to economic conditions,  its  operating  history,  and the  current  trend  of  earnings.  The  Sub-advisors  continually  monitor  the investments in a Fund and evaluate  whether to dispose of or to retain  low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

..........         Liquidity  and  Valuation.  A Fund may have  difficulty  disposing of certain  low-rated  and  comparable unrated  securities  because  there may be a thin  trading  market  for such  securities.  There is no  established  retail secondary  market for many of these  securities.  A Fund  anticipates  that such securities could be sold only to a limited number of dealers or  institutional  investors.  To the extent a secondary  trading market does exist,  it is generally not as liquid as the secondary  market for higher-rated  securities.  The lack of a liquid secondary market may have an adverse impact on the  market  price of the  security.  As a result,  a Fund's  asset  value and a Fund's  ability  to  dispose  of particular  securities,  when necessary to meet a Fund's  liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid  secondary  market for certain  securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual  sales.  During  periods of thin trading,  the spread  between bid and asked prices is likely to increase  significantly.  In  addition,  adverse  publicity  and  investor  perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

..........Put and Call Options:

..........         Writing  (Selling)  Call  Options.  A call  option  gives the holder  (buyer)  the "right to  purchase" a security or currency at a specified  price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain  date (the  expiration  date)  (American  style).  So long as the  obligation  of the writer of a call option continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold, requiring him to deliver the underlying  security or currency  against  payment of the exercise  price.  This  obligation  terminates upon the  expiration of the call option,  or such earlier time at which the writer effects a closing  purchase  transaction by purchasing an option identical to that previously sold.

..........         When writing a call option,  a Fund, in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  a Fund has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which a Fund has written  expires,  the Fund will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.

..........         Writing  (Selling)  Put Options.  A put option gives the  purchaser of the option the right to sell,  and the writer  (seller) has the  obligation  to buy,  the  underlying  security or currency at the  exercise  price during the option period  (American  style) or at the  expiration of the option  (European  style).  So long as the  obligation of the writer continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold, requiring him to make payment of the exercise  price against  delivery of the underlying  security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

..........         Premium  Received  from Writing Call or Put Options.  A Fund will receive a premium from writing a put or call  option,  which  increases  such  Fund's  return in the event the  option  expires  unexercised  or is closed out at a profit.  The amount of the  premium  will  reflect,  among  other  things,  the  relationship  of the  market  price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the  underlying  security.  By writing a call  option,  a Fund limits its  opportunity  to profit from any  increase in the market value of the underlying  security above the exercise  price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the  underlying  security  for an exercise  price higher than its then current market value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

..........         Closing  Transactions.  A Fund may  terminate an option that it has written  prior to its  expiration  by entering  into a  closing  purchase  transaction  in which it  purchases  an option  having  the same  terms as the  option written.  Closing  transactions may be effected in order to realize a profit on an outstanding  call option,  to prevent an underlying  security or currency from being called, or, to permit the sale of the underlying  security or currency.  A Fund will  realize a profit  or loss from such  transaction  if the cost of such  transaction  is less or more than the  premium received  from the writing of the option.  In the case of a put option,  any loss so incurred  may be partially or entirely offset by the premium  received from a  simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security,  any loss resulting  from the repurchase of a call option is likely to be offset in whole or in part by unrealized  appreciation of the underlying security owned by such Fund.

..........         Furthermore,  effecting  a closing  transaction  will permit a Fund to write  another  call option on the underlying  security or currency with either a different  exercise  price or expiration  date or both. If a Fund desires to sell a  particular  security or currency  from its  portfolio  on which it has written a call  option,  or  purchased a put option,  it will  seek to  effect a  closing  transaction  prior to, or  concurrently  with,  the sale of the  security  or currency.  There is, of course,  no assurance that a Fund will be able to effect such closing  transactions  at a favorable price.  If a Fund cannot  enter into such a  transaction,  it may be required to hold a security or currency  that it might otherwise  have sold.  When a Fund writes a covered call option,  it runs the risk of not being able to  participate in the appreciation  of the underlying  securities or currencies  above the exercise  price, as well as the risk of being required to hold on to securities or currencies that are  depreciating in value.  This could result in higher  transaction  costs. A
Fund will pay transaction  costs in connection with the writing of options to close out previously  written  options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

..........         Purchasing  Call  Options.  Call  options may be  purchased  by a Fund for the purpose of  acquiring  the underlying  securities or currencies for its portfolio.  Utilized in this fashion,  the purchase of call options  enables a
Fund to acquire the  securities  or  currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities or  currencies  in this manner may be less than the cost of acquiring the  securities or  currencies  directly.  This  technique  may also be useful  to a Fund in  purchasing  a large  block of  securities  or currencies  that would be more  difficult  to acquire by direct  market  purchases.  So long as it holds such a call option rather than the underlying  security or currency itself, a Fund is partially  protected from any unexpected  decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire,  incurring a loss only to the extent of the premium paid for the option.

..........         Purchasing Put Options.  A Fund may purchase a put option on an underlying  security or currency owned by the Fund (a "protective put") as a defensive  technique in order to protect against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the Fund, as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline  in the  underlying  security's  market  price or  currency's  exchange  value.  For  example,  a put option may be purchased in order to protect  unrealized  appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the  security  or  currency  because of tax  considerations.  The premium  paid for the put option and any transaction  costs would reduce any capital gain  otherwise  available  for  distribution  when the security or currency is eventually sold.

..........         If a Fund  purchases  put  options  at a time  when the  Fund  does not own the  underlying  security  or currency,  the Fund seeks to benefit from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has  remaining  value,  and if the  market  price of the  underlying  security  or  currency remains  equal to or  greater  than the  exercise  price  during  the life of the put  option,  a Fund will lose its entire investment  in the put  option.  In order for the  purchase  of a put  option to be  profitable,  the  market  price of the underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and  transaction costs.

..........         Dealer Options.  Exchange-traded  options  generally have a continuous liquid market while dealer options have none.  Consequently,  a Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising  it or reselling it to the dealer who issued it.  Similarly,  when a Fund writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering into a closing  purchase  transaction  with the dealer to which the Fund  originally  wrote the option.  While a Fund will seek to enter into dealer  options only with dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Fund, there can be no  assurance  that the Fund will be able to  liquidate a dealer  option at a  favorable  price at any time prior to expiration.  Until a Fund, as a covered dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities  (or other  assets) used as cover until the option  expires or is  exercised.  In the event of  insolvency  of the other party,  a Fund may be unable to liquidate a dealer  option.  With respect to options written  by a Fund,  the  inability  to enter  into a closing  transaction  may result in  material  losses to a Fund.  For example,  since a Fund must  maintain a secured  position  with respect to any call option on a security it writes,  a Fund may not sell the assets  which it has  segregated  to secure the  position  while it is  obligated  under the option.  This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

..........         The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the written  dealer options are illiquid  securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer  agrees that the Fund may  repurchase  the OTC option it has written for a maximum  price to be  calculated by a predetermined  formula.  In such  cases,  the OTC option  would be  considered  illiquid  only to the  extent  the  maximum repurchase  price under the formula  exceeds the intrinsic  value of the option.  To this extent,  a Fund will treat dealer options as subject to a Fund's  limitation on unmarketable or illiquid  securities.  If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instrument accordingly.

..........Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options.  During the option period,  a
Fund,  as writer of a call  option has, in return for the premium  received  on the option,  given up the  opportunity  for capital  appreciation  above the exercise  price  should the market  price of the  underlying  security  increase,  but has retained  the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its  obligation  as a writer of the option.  The risk of purchasing a call or put option is that a Fund may lose the premium it paid plus  transaction  costs.  If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

..........An  exchange-traded  option  position  may be closed out only on an exchange  which  provides a secondary  market.
There can be no assurance that a liquid secondary  market will exist for a particular  option at a particular time and that a Fund can close out its  position by  effecting a closing  transaction.  If a Fund is unable to effect a closing  purchase transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  a
Fund  may not be able to sell  the  underlying  security  at a time  when it  might  otherwise  be  advantageous  to do so.
Possible reasons for the absence of a liquid secondary market include the following:  (i) insufficient  trading interest in certain  options;  (ii)  restrictions on  transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other restrictions imposed with respect to particular classes or series of options or underlying  securities;  (iv) inadequacy of the  facilities of an exchange or the clearing  corporation  to handle  trading  volume;  and (v) a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions on orders.  In addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the  underlying  securities,  significant  price and rate  movements can take place in the underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly  specialized activity  which  involves  investment  techniques  and risks  different  from  those  associated  with  ordinary  portfolio securities transactions.

..........Each exchange has established  limitations  governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting alone or in concert with others  (regardless of whether such options are written  on the  same or  different  exchanges  or are held or  written  on one or more  accounts  or  through  one or more brokers).  An exchange may order the  liquidation  of positions  found to be in violation of these limits and it may impose other sanctions or restrictions.

..........Options on Stock  Indices.  Options on stock  indices are similar to options on specific  securities  except that, rather than the right to take or make  delivery of the specific  security at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing level of that stock index is greater than, in the case of a call,  or less than, in the case of a put, the exercise  price of the option.  This amount of cash is equal to such  difference  between the closing  price of the index and the  exercise  price of the option expressed  in  dollars  multiplied  by a  specified  multiple.  The writer of the  option is  obligated,  in return for the premium received,  to make delivery of this amount.  Unlike options on specific  securities,  all settlements of options on stock  indices are in cash and gain or loss depends on general  movements  in the stocks  included in the index rather than price movements in particular stocks.

..........Risk Factors of Options on Indices.  Because the value of an index option  depends upon the movements in the level of the index  rather than upon  movements in the price of a  particular  security,  whether a Fund will realize a gain or a loss on the  purchase  or sale of an option on an index  depends  upon the  movements  in the level of prices in the market generally  or in an  industry  or market  segment  rather  than upon  movements  in the price of the  individual  security.
Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction  of the market  generally or in the  direction  of a particular  industry.  This  requires  different  skills and techniques than predicting changes in the prices of individual securities.

..........Index prices may be  distorted if trading of  securities  included in the index is  interrupted.  Trading in index options  also may be  interrupted  in certain  circumstances,  such as if trading  were halted in a  substantial  number of securities  in the  index.  If this  occurred,  a Fund  would  not be able to close out  options  which it had  written  or purchased and, if  restrictions on exercise were imposed,  might be unable to exercise an option it purchased,  which would result in substantial losses.

..........Price movements in portfolio  securities will not correlate perfectly with movements in the level of the index and therefore,  a Fund bears the risk that the price of the securities  may not increase as much as the level of the index.  In this event,  the Fund would bear a loss on the call which would not be completely  offset by movements in the prices of the securities.  It is also  possible  that the  index  may rise  when the  value of a  Fund's  securities  does  not.  If this occurred,  a Fund  would  experience  a loss on the call  which  would  not be offset  by an  increase  in the value of its securities and might also experience a loss in the market value of its securities.

..........Unless a Fund has other liquid  assets which are  sufficient  to satisfy the exercise of a call on the index,  the
Fund will be required  to  liquidate  securities  in order to satisfy  the  exercise.  When a Fund has written a call on an index,  there is also the risk that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the  index on the date of  exercise,  and the time the Fund is able to sell  securities.  As with options on securities,  the Sub-advisor  will not learn that a call has been exercised until the day following the exercise  date,  but,  unlike a call on securities  where a Fund would be able to deliver the  underlying security in settlement,  a Fund may have to sell part of its securities in order to make  settlement in cash, and the price of such securities might decline before they could be sold.

..........If a Fund  exercises a put option on an index which it has  purchased  before final  determination  of the closing index  value for the day,  it runs the risk that the level of the  underlying  index may  change  before  closing.  If this change causes the exercised  option to fall  "out-of-the-money,"  the Fund will be required to pay the  difference  between the closing index value and the exercise  price of the option  (multiplied  by the  applicable  multiplier) to the assigned writer.  Although a Fund may be able to  minimize  this risk by  withholding  exercise  instructions  until just before the daily cutoff time or by selling rather than  exercising an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk  entirely  because the cutoff time for index  options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

..........Trading in Futures.  A futures  contract  provides for the future sale by one party and purchase by another  party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) at a specified price, date, time and place  designated at the time the contract is made.  Brokerage  fees are incurred when a futures  contract is bought or sold and  margin  deposits  must be  maintained.  Entering  into a contract  to buy is  commonly  referred  to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly  referred to as selling a contract or holding a short position.

..........Unlike when a Fund  purchases or sells a security,  no price would be paid or received by a Fund upon the purchase or sale of a futures contract.  Upon entering into a futures  contract,  and to maintain a Fund's open positions in futures contracts,  a Fund would be required to deposit  with its  custodian in the name of the futures  broker or directly  with a futures commission merchant an amount of cash, U.S.  government  securities,  suitable money market  instruments,  or other liquid  securities,  known as "initial margin." A margin deposit is intended to ensure a Fund's  performance of the futures contract.  The initial margin  required for a particular  futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the exchange  during the term of the  contract.  Futures contracts  are  customarily  purchased  and sold on  margins  that may range  upward  from less than 5% of the value of the contract being traded.

..........If the price of an open futures  contract changes (by increase in the case of a sale or by decrease in the case of a  purchase)  so that the loss on the  futures  contract  reaches a point at which the margin on deposit  does not  satisfy margin  requirements,  the broker will  require an increase in the margin.  However,  if the value of a position  increases because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to a Fund.

..........These subsequent payments,  called "variation margin," to and from the futures broker are made on a daily basis as the price of the  underlying  assets  fluctuate  making the long and short  positions in the futures  contract more or less valuable,  a  process  known as  "marking  to the  market."  A Fund  may or may not  earn  interest  income  on its  margin deposits.  Although  certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale, respectively,  for the same  aggregate  amount of the identical  securities  and the same delivery  date. If the offsetting purchase  price is less than the  original  sale price,  a Fund  realizes a gain;  if it is more,  a Fund  realizes a loss.
Conversely,  if the offsetting sale price is more than the original  purchase price, a Fund realizes a gain; if it is less, a Fund  realizes a loss.  The  transaction  costs must also be included in these  calculations.  There can be no assurance, however,  that a Fund will be able to enter into an offsetting  transaction  with respect to a particular  futures contract at a particular  time. If a Fund is not able to enter into an offsetting  transaction,  a Fund will continue to be required to maintain the margin deposits on the futures contract.

..........A stock index  futures  contract is an  agreement  in which one party  agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied by the difference  between the value of a specific stock index at the close of the last trading day of the contract and the price at which the  agreement is made.  No physical  delivery of securities is made.  For example,  one  contract in the  Financial  Times Stock  Exchange 100 Index future is a contract to buy 25 pounds sterling  multiplied by the level of the UK Financial  Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then settlement will be made in cash,  equivalent  over time to the  difference  between  the  contract  price and the actual  price of the underlying asset at the time the stock index futures contract expires.

..........Options on futures are  similar to options on  underlying  instruments  except  that  options on futures  give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures  contract,  at a specified  exercise  price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position  by the writer of the  option to the holder of the option  will be  accompanied  by the  delivery  of the accumulated  balance in the writer's  futures margin  account which  represents the amount by which the market price of the futures  contract,  at exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

..........The writer of an option on a futures  contract is required to deposit margin pursuant to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures position  by the writer of the option to the  holder of the option  will be  accompanied  by  delivery  of the  accumulated balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures contract  at the time of exercise  exceeds,  in the case of a call,  or is less than,  in the case of a put,  the  exercise price of the option on the futures contract.

..........Although financial futures contracts by their terms call for actual delivery or acceptance of securities,  in most cases the  contracts  are closed out before the  settlement  date without the making or taking of delivery.  Closing out is accomplished  by  effecting  an  offsetting  transaction.  A futures  contract  sale is closed out by  effecting  a futures contract  purchase for the same  aggregate  amount of securities  and the same delivery date. If the sale price exceeds the offsetting  purchase  price,  the  seller  immediately  would be paid the  difference  and  would  realize  a gain.  If the offsetting  purchase  price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain, whereas if the purchase  price exceeds the  offsetting  sale price,  the purchaser  would  realize a loss.  Commissions  on financial  futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

..........A public market exists in interest rate futures contracts covering primarily the following financial  instruments:
U.S.  Treasury bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through mortgage-backed  securities;  three-month U.S. Treasury bills;  90-day commercial paper; bank certificates of deposit;  and
Eurodollar  certificates of deposit.  It is expected that futures  contracts  trading in additional  financial  instruments will be authorized.  The standard  contract size is generally  $100,000 for futures  contracts in U.S. Treasury bonds, U.S.
Treasury notes,  and GNMA  pass-through  securities and $1,000,000 for the other  designated  futures  contracts.  A public market exists in futures contracts covering a number of indices,  including,  but not limited to, the Standard & Poor's 500
Index,  the  Standard & Poor's 100 Index,  the  NASDAQ-100  Index,  the Value Line  Composite  Index and the New York Stock
Exchange Composite Index.

..........Regulatory  Matters  Relating  to  Futures  Contracts  and  Related  Options.  The  Staff of the SEC has taken the position  that the  purchase  and sale of futures  contracts  and the  writing of related  options may give rise to "senior securities" for the purposes of the restrictions  contained in Section 18 of the 1940 Act on investment  companies' issuing senior  securities.  However,  the  Staff has  taken  the  position  that no  senior  security  will be  created  if a Fund segregates  an amount of cash or other  liquid  assets at least  equal to the  amount of the  Fund's  obligation  under the futures  contract  or option.  Each Fund will  conduct its  purchases  and sales of any  futures  contracts  and writing of related options transactions in accordance with this requirement.

..........Certain Risks  Relating to Futures  Contracts  and Related  Options.  There are special risks  involved in futures transactions.

..........         Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and monetary policies and national and international policies and economic events.

..........         Most United  States  futures  exchanges  limit the amount of  fluctuation  permitted in futures  contract prices during a single trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary  either up or down from the  previous  day's  settlement  price at the end of a  trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential
losses,  because  the  limit  may  prevent  the  liquidation  of  unfavorable  positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

..........         Because of the low margin  deposits  required,  futures  trading  involves  an  extremely  high degree of leverage.  As a result,  a relatively  small price movement in a futures  contract may result in immediate and  substantial loss,  as well as  gain,  to the  investor.  For  example,  if at the time of  purchase,  10% of the  value of the  futures contract is deposited as margin,  a subsequent  10% decrease in the value of the futures  contract  would result in a total loss of the margin  deposit,  before any deduction for the  transaction  costs,  if the account were then closed out. A 15%
decrease  would result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out.  Thus, a purchase or sale of a futures  contract  may result in losses in excess of the amount  invested  in the  futures  contract.
However, a Fund would presumably have sustained  comparable losses if, instead of the futures contract,  it had invested in the underlying  instrument  and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be  certain  that a Fund has  sufficient  assets to  satisfy  its  obligations  under a futures  contract,  a Fund earmarks to the futures  contract  liquid assets equal in value to the current value of the underlying  instrument less the margin deposit.

..........         Liquidity.  A Fund may elect to close  some or all of its  futures  positions  at any time prior to their expiration.  A Fund would do so to reduce exposure  represented by long futures positions or increase exposure  represented by short futures  positions.  A Fund may close its positions by taking opposite  positions which would operate to terminate the Fund's position in the futures  contracts.  Final  determinations  of variation  margin would then be made,  additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

..........         Futures  contracts  may be closed out only on the  exchange  or board of trade where the  contracts  were initially  traded.  Although a Fund may intend to purchase or sell futures  contracts  only on exchanges or boards of trade where there  appears to be an active  market,  there is no assurance  that a liquid market on an exchange or board of trade will exist for any  particular  contract  at any  particular  time.  In such  event,  it might not be  possible  to close a futures  contract,  and in the event of adverse price  movements,  a Fund would  continue to be required to make daily cash payments  of  variation  margin.  However,  in the  event  futures  contracts  have  been  used  to  hedge  the  underlying instruments,  a Fund would continue to hold the  underlying  instruments  subject to the hedge until the futures  contracts could be  terminated.  In such  circumstances,  an  increase  in the price of the  underlying  instruments,  if any,  might partially or completely  offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the  underlying  instruments  will, in fact,  correlate with the price  movements in the futures  contract and thus provide an offset to losses on a futures contract.

..........         Hedging Risk. A decision of whether,  when,  and how to hedge  involves  skill and  judgment,  and even a well-conceived  hedge may be unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in connection with the use by a Fund of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between movements in the prices of the futures contracts and movements in the prices of the  underlying  instruments  which are the  subject of the hedge.  The  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment,  will have a significant correlation with movements in the prices of a Fund's underlying instruments sought to be hedged.

..........         Successful  use of futures  contracts by a Fund for hedging  purposes is also subject to a  Sub-advisor's ability to correctly  predict  movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its  portfolio  against a decline in the  market,  the index,  indices,  or  underlying  instruments  on which the futures  are  written  might  advance  and the value of the  underlying  instruments  held in the  Fund's  portfolio  might decline.  If this were to occur,  a Fund would lose money on the  futures and also would  experience  a decline in value in its underlying  instruments.  However,  while this might occur to a certain  degree,  the Sub-advisor may believe that over time the value of a Fund's  portfolio  will tend to move in the same  direction as the market indices which are intended to correlate to the price  movements of the  underlying  instruments  sought to be hedged.  It is also possible that if a Fund were to hedge against the possibility of a decline in the market  (adversely  affecting the underlying  instruments held in its  portfolio) and prices instead  increased,  the Fund would lose part or all of the benefit of increased  value of those underlying  instruments  that it has  hedged,  because  it would  have  offsetting  losses  in its  futures  positions.  In addition, in such situations,  if a Fund had insufficient cash, it might have to sell underlying  instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).  A Fund might have to sell  underlying  instruments at a time when it would be disadvantageous to do so.

..........         In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all, between price  movements in the futures  contracts and the portion of the portfolio  being hedged,  the price  movements of futures  contracts might not correlate  perfectly with price movements in the underlying  instruments due to certain market distortions.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors might close futures  contracts through  offsetting transactions which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin  requirements in the securities markets,  and as a result the futures market might attract more  speculators  than the securities  markets do.  Increased  participation  by speculators  in the  futures  market  might  also  cause  temporary  price  distortions.  Due to the  possibility  of price distortion in the futures market and also because of the imperfect  correlation  between price  movements in the underlying instruments  and  movements in the prices of futures  contracts,  even a correct  forecast of general  market trends by the
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain  Risks of Options  on Futures  Contracts.  A Fund may seek to close out an option  position  by writing or buying an  offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to  establish  and close out  positions  on such  options  will be subject to the maintenance of a liquid  secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the following:  (i) there may be insufficient  trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both; (iii) trading halts,  suspensions or other restrictions may be imposed  with  respect to  particular  classes or series of options,  or  underlying  instruments;  (iv)  unusual or unforeseen  circumstances may interrupt normal  operations on an exchange;  (v) the facilities of an exchange or a clearing corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges  could,  for economic  or other  reasons,  decide or be  compelled  at some  future  date to  discontinue  the  trading of options (or a particular  class or series of options),  in which event the  secondary  market on that exchange (or in the class or series of  options)  would  cease to exist,  although  outstanding  options  on the  exchange  that had been  issued by a clearing corporation  as a result of trades on that  exchange  would  continue to be  exercisable  in  accordance  with their terms.
There is no  assurance  that higher than  anticipated  trading  activity or other  unforeseen  events  might not, at times, render certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign  Futures and Options.  Participation  in foreign  futures and foreign  options  transactions  involves the execution  and  clearing of trades on or subject to the rules of a foreign  board of trade.  Neither the  National  Futures
Association  nor any domestic  exchange  regulates  activities of any foreign  boards of trade,  including  the  execution, delivery and clearing of transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any applicable  foreign law. This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.  Moreover,  such laws or  regulations  will vary depending on the foreign  country in which the foreign futures or foreign options  transaction  occurs.  For these reasons, customers who trade foreign futures or foreign  options  contracts may not be afforded  certain of the protective  measures provided by the Commodity  Exchange Act, the CFTC  regulations  and the rules of the National  Futures  Association and any domestic  exchange,  including  the  right to use  reparations  proceedings  before  the CFTC and  arbitration  proceedings provided by the National  Futures  Association  or any domestic  futures  exchange.  In  particular,  funds  received  from customers for foreign futures or foreign options  transactions  may not be provided the same  protections as funds received in respect of transactions  on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract  and,  therefore,  the  potential  profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency  Contracts.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future  date,  which may be any fixed  number of days from the date of the  contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

..........Depending on the applicable investment policies and restrictions  applicable to a Fund, a Fund may generally enter into forward foreign currency  exchange  contracts under two  circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security  denominated  in or exposed to a foreign  currency,  it may desire to "lock in" the U.S.
dollar  price of the  security.  By  entering  into a forward  contract  for the  purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign  currency  involved in the  underlying  security  transactions,  the Fund may be able to protect itself against a possible loss resulting  from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency  during the period  between the date the security is purchased or sold and the date on which payment is made or received.

..........Second,  when a  Sub-advisor  believes  that the  currency of a particular  foreign  country may suffer or enjoy a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency,  approximating  the value of some or all of a Fund's securities  denominated in or exposed to such  foreign  currency.  Alternatively,  where  appropriate,  a Fund may hedge all or part of its foreign currency  exposure  through the use of a basket of currencies or a proxy currency where such  currencies or currency act as an  effective  proxy for other  currencies.  In such a case, a Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the Fund's  securities  denominated  in or exposed to such  currency.
The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering  into  separate  forward contracts for each  currency  held in a Fund.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a  consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term  currency market movement is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

..........As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for a Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  a Fund is  obligated  to  deliver  and if a  decision  is made to sell the  security  and make delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the  spot  market  some of the  foreign currency  received  upon the sale of the portfolio  security if its market value  exceeds the amount of foreign  currency a
Fund is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs, a Fund may use liquid  assets  denominated  in any currency to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

..........If a Fund retains the portfolio security and engages in an offsetting forward contract transaction,  the Fund will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Fund engages in an offsetting  transaction,  it may subsequently  enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between a Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the
Fund will  realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the currency it has agreed to purchase.  Should  forward  prices  increase,  a Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

..........Currency  Futures  Contracts  and Related  Options.  A currency  futures  contract sale creates an obligation by a
Fund,  as seller,  to deliver the amount of currency  called for in the  contract at a specified  future time for a special price. A currency  futures contract  purchase creates an obligation by a Fund, as purchaser,  to take delivery of an amount of  currency at a specified  future  time at a  specified  price.  Unlike  forward  foreign  currency  exchange  contracts, currency  futures  contracts  are  standardized  as to amount  and  delivery  period  and are traded on boards of trade and commodities  exchanges.  Although the terms of currency  futures  contracts  specify  actual  delivery or receipt,  in most instances  the  contracts  are closed out  before the  settlement  date  without  the making or taking of  delivery  of the currency.  Closing  out of a currency  futures  contract  is  effected  by  entering  into an  offsetting  purchase or sale transaction.  Unlike a currency  futures  contract,  which  requires the parties to buy and sell currency on a set date, an option on a currency futures  contract  entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder  decides not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

         Interest Rate Swaps and Interest  Rate Caps and Floors.  Interest rate swaps involve the exchange by the Fund with another party of their respective  commitments to pay or receive interest,  e.g., an exchange of floating rate payments for fixed rate  payments.  The  exchange  commitments  can  involve  payments to be made in the same  currency or in  different currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party selling the  interest  rate cap.  The  purchase of an interest  rate floor  entitles  the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive  payments of interest on a  contractually  based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt,  preferred equity or a depository  instrument.  The risks of investing in hybrid instruments  reflect a combination of the risks from investing in securities,  futures and  currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this SAI for a discussion of these risks.  Further,  the prices of the hybrid  instrument and the related  commodity  or currency  may not move in the same  direction or at the same time.  Hybrid  instruments  may bear interest or pay preferred  dividends at below market (or even  relatively  nominal)  rates.  In addition,  because the purchase  and sale of hybrid  instruments  could  take  place in an  over-the-counter  market  or in a private  transaction between a Fund and the seller of the hybrid instrument,  the  creditworthiness  of the other party to the transaction would be a risk factor which a Fund would have to  consider.  Hybrid  instruments  also may not be subject to the  regulation  of the CFTC, which generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

..........Foreign Currency  Exchange-Related  Securities.  Certain Funds may invest in foreign currency warrants,  principal exchange rate linked securities and performance indexed paper.

..........         Foreign Currency  Warrants.  Foreign  currency  warrants are warrants which entitle the holder to receive from their issuer an amount of cash  (generally,  for  warrants  issued in the United  States,  in U.S.  dollars)  which is calculated  pursuant to a  predetermined  formula and based on the exchange rate between a specified  foreign  currency and the U.S. dollar as of the exercise date of the warrant.  Foreign  currency  warrants  generally are exercisable  upon their issuance and expire as of a specified date and time.  Foreign  currency  warrants have been issued in connection  with U.S.
dollar-denominated  debt offerings by major corporate  issuers in an attempt to reduce the foreign  currency  exchange risk which, from the point of view of prospective  purchasers of the securities,  is inherent in the international  fixed-income marketplace.  Foreign  currency  warrants  may attempt to reduce the  foreign  exchange  risk  assumed by  purchasers  of a security by, for example,  providing for a supplemental  payment in the event that the U.S. dollar depreciates  against the value of a major  foreign  currency  such as the  Japanese  Yen.  The formula  used to  determine  the amount  payable upon exercise of a foreign currency  warrant may make the warrant  worthless  unless the applicable  foreign  currency  exchange rate moves in a particular  direction  (e.g.,  unless the U.S.  dollar  appreciates or  depreciates  against the particular foreign  currency to which the  warrant is linked or  indexed).  Foreign  currency  warrants  are  severable  from the debt obligations with which they may be offered,  and may be listed on exchanges.  Foreign currency  warrants may be exercisable only in certain minimum amounts,  and an investor  wishing to exercise  warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase  additional  warrants,  thereby  incurring additional  transaction  costs.  In the case of any  exercise  of  warrants,  there may be a time delay  between the time a holder of warrants  gives  instructions  to exercise and the time the  exchange  rate  relating to exercise is  determined, during which time the exchange  rate could change  significantly,  thereby  affecting  both the market and cash  settlement values of the warrants being  exercised.  The expiration  date of the warrants may be accelerated if the warrants should be delisted  from an exchange or if their  trading  should be  suspended  permanently,  which would  result in the loss of any remaining  "time value" of the warrants  (i.e.,  the difference  between the current market value and the exercise value of the  warrants),  and,  in the case the  warrants  were  "out-of-the-money,"  in a total loss of the  purchase  price of the warrants.  Warrants  are  generally  unsecured  obligations  of their  issuers and are not  standardized  foreign  currency options issued by the Options  Clearing  Corporation  ("OCC").  Unlike foreign currency options issued by OCC, the terms of foreign  exchange  warrants  generally will not be amended in the event of  governmental  or regulatory  actions  affecting exchange  rates or in the event of the  imposition  of other  regulatory  controls  affecting  the  international  currency markets.  The initial public offering price of foreign currency  warrants is generally  considerably in excess of the price that a  commercial  user of  foreign  currencies  might pay in the  interbank  market  for a  comparable  option  involving significantly  larger  amounts of foreign  currencies.  Foreign  currency  warrants  are  subject  to  significant  foreign exchange risk, including risks arising from complex political or economic factors.

..........         Principal  Exchange  Rate  Linked  Securities.   Principal  exchange  rate  linked  securities  are  debt
obligations  the  principal on which is payable at maturity in an amount that may vary based on the  exchange  rate between the U.S.  dollar and a particular  foreign  currency at or about that time.  The return on  "standard"  principal  exchange rate linked  securities is enhanced if the foreign  currency to which the security is linked  appreciates  against the U.S.
dollar,  and is adversely  affected by increases in the foreign  exchange  value of the U.S.  dollar.  "Reverse"  principal exchange rate linked  securities are like the "standard"  securities,  except that their return is enhanced by increases in the value of the U.S. dollar and adversely  impacted by increases in the value of foreign  currency.  Interest  payments on the  securities  are generally  made in U.S.  dollars at rates that reflect the degree of foreign  currency risk assumed or given up by the purchaser of the notes (i.e.,  at  relatively  higher  interest  rates if the purchaser has assumed some of the foreign  exchange  risk,  or relatively  lower  interest  rates if the issuer has assumed some of the foreign  exchange risk,  based on the  expectations of the current market).  Principal  exchange rate linked  securities may in limited cases be subject to acceleration of maturity  (generally,  not without the consent of the holders of the  securities),  which may have an adverse impact on the value of the principal payment to be made at maturity.

..........         Performance  Indexed Paper.  Performance  indexed paper is U.S.  dollar-denominated  commercial paper the yield of which is linked to certain  foreign  exchange rate  movements.  The yield to the investor on  performance  indexed paper is  established at maturity as a function of spot exchange  rates between the U.S.  dollar and a designated  currency as of or about that time  (generally,  the spot exchange  rate two days prior to maturity).  The yield to the investor will be within a range  stipulated  at the time of purchase of the  obligation,  generally  with a  guaranteed  minimum  rate of return  that is below,  and a potential  maximum  rate of return that is above,  market  yields on U.S.  dollar-denominated commercial  paper,  with both the minimum and maximum rates of return on the  investment  corresponding  to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

..........Zero-Coupon  Securities.  Zero-coupon  securities  pay no cash income and are sold at  substantial  discounts from their value at maturity.  When held to maturity,  their entire income, which consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  Zero-coupon  securities are subject to greater market value  fluctuations  from  changing  interest  rates than debt  obligations  of  comparable  maturities  which make current distributions  of interest  (cash).  Zero-coupon  securities  which are convertible into common stock offer the opportunity for capital  appreciation as increases (or decreases) in market value of such  securities  closely follows the movements in the market value of the  underlying  common stock.  Zero-coupon  convertible  securities  generally are expected to be less volatile than the underlying  common stocks,  as they usually are issued with maturities of 15 years or less and are issued with options and/or  redemption  features  exercisable  by the holder of the obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

..........Zero-coupon  securities include securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying  principal  ("coupons") which have been separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal  (the  "corpus") of the U.S.  Treasury  security.  A number of  securities  firms and banks have stripped the interest  coupons and receipts and then resold them in custodial  receipt  programs with a number of different names,  including  Treasury Income Growth Receipts  ("TIGRSTM")  and Certificate of Accrual on Treasuries  ("CATSTM").  The
underlying  U.S.  Treasury bonds and notes  themselves are held in book-entry  form at the Federal  Reserve Bank or, in the case of bearer securities (i.e.,  unregistered  securities which are owned ostensibly by the bearer or holder thereof),  in trust on behalf of the owners thereof.  Counsel to the  underwriters of these  certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such  certificates,  such as a Fund,  most likely will be deemed the beneficial  holder of the underlying  U.S.  Government securities.

..........The U.S. Treasury has facilitated  transfers of ownership of zero-coupon  securities by accounting  separately for the beneficial  ownership of particular  interest  coupon and corpus  payments on Treasury  securities  through the Federal
Reserve  book-entry record keeping system.  The Federal Reserve program as established by the Treasury  Department is known as "STRIPS" or "Separate  Trading of Registered  Interest and Principal of Securities."  Under the STRIPS  program,  a Fund
will  be  able  to  have  its  beneficial  ownership  of  zero-coupon   securities  recorded  directly  in  the  book-entry
record-keeping  system in lieu of having to hold  certificates  or other  evidences  of ownership  of the  underlying  U.S.
Treasury securities.

..........When U.S.  Treasury  obligations  have been  stripped  of their  unmatured  interest  coupons by the  holder,  the principal  or  corpus is sold at a deep  discount  because  the buyer  receives  only the right to  receive a future  fixed payment  on the  security  and does not  receive  any  rights to  periodic  interest  (cash)  payments.  Once  stripped  or separated,  the corpus and coupons may be sold  separately.  Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

..........When-Issued Securities.  The price of when-issued  securities,  which may be expressed in yield terms, is fixed at the time the  commitment  to purchase is made,  but delivery  and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and settlement,  no payment is made by a Fund to the issuer and no interest accrues to such Fund. Forward  commitments  involve a risk of loss if the value of the  security  to be  purchased  declines  prior to the  settlement  date,  which risk is in addition to the risk of decline in value of a Fund's other assets.  While  when-issued  securities may be sold prior to the settlement  date, a Fund generally will purchase such securities with the purpose of actually  acquiring them unless a sale appears desirable for investment reasons.

..........Mortgage-Backed Securities.  When a Fund owns a mortgage-backed security,  principal and interest payments made on the mortgages in an underlying  mortgage pool are passed through to a Fund.  Unscheduled  prepayments of principal  shorten the securities'  weighted average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an  unscheduled  principal  prepayment is passed  through to a Fund.  This  principal is returned to a Fund at par. As a result,  if a mortgage  security  were trading at a premium,  its total  return would be lowered by  prepayments, and if a mortgage  security were trading at a discount,  its total return would be increased by prepayments.)  The value of these  securities  also may change  because of changes in the market's  perception of the  creditworthiness  of the federal agency that issued them. In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

..........Asset-Backed  Securities.  Asset-backed  securities directly or indirectly represent a participation  interest in, or are secured by and payable  from, a stream of payments  generated by  particular  assets such as motor vehicle or credit card  receivables.  Payments of  principal  and  interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter of credit  issued by a financial  institution  unaffiliated  with the entities  issuing the  securities.
Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

..........Pass-through  certificates are asset-backed  securities which represent an undivided fractional ownership interest in an  underlying  pool of assets.  Pass-through  certificates  usually  provide for  payments of  principal  and  interest received to be passed  through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in administering the pool.  Because  pass-through  certificates  represent an ownership interest in the underlying assets, the holders  thereof bear directly the risk of any defaults by the obligors on the underlying  assets not covered by any credit support.  See "Types of Credit Support" below.

..........Asset-backed  securities issued in the form of debt instruments,  also known as  collateralized  obligations,  are generally  issued as the debt of a special  purpose  entity  organized  solely for the  purpose of owning  such  assets and issuing such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing such  asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers generally hold no assets other than those  underlying the  asset-backed  securities and any credit support  provided.  As a result,  although payments on such asset-backed  securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

..........         Methods of Allocating Cash Flows.  While many  asset-backed  securities are issued with only one class of security,  many  asset-backed  securities are issued in more than one class,  each with different  payment terms.  Multiple class  asset-backed  securities  are  issued  for two main  reasons.  First,  multiple  classes  may be used as a method of providing credit support.  This is accomplished  typically  through creation of one or more classes whose right to payments on the  asset-backed  security is made  subordinate  to the right to such payments of the remaining  class or classes.  See
"Types of Credit  Support."  Second,  multiple  classes may permit the issuance of securities with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying assets.  Examples include so-called "strips"  (asset-backed  securities  entitling the holder to  disproportionate  interests with respect to the  allocation of interest and  principal of the assets  backing the  security),  and  securities  with a class or classes having  characteristics  which mimic the  characteristics of non-asset-backed  securities,  such as floating interest rates
(i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

..........         Asset-backed  securities in which the payment streams on the underlying  assets are allocated in a manner different than those  described  above may be issued in the future.  A Fund may invest in such  asset-backed  securities if such investment is otherwise  consistent with its investment  objectives and policies and with the investment  restrictions of the Fund.

..........         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing the obligations  of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection  against  ultimate default ensures ultimate payment of the obligations  on at least a  portion  of the  assets  in the pool.  Such  protection  may be  provided  through  guarantees, insurance  policies or letters of credit obtained from third parties,  through various means of structuring the transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the  transaction  include  "senior-subordinated  securities"  (multiple  class  asset-backed  securities  with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying  assets  are borne  first by the  holders  of the  subordinated  class) and  asset-backed  securities  that have
"reserve  funds" (where cash or  investments,  sometimes  funded from a portion of the initial  payments on the  underlying assets,  are held in reserve against future losses) or that have been "over  collateralized"  (where the scheduled payments on, or the  principal  amount  of, the  underlying  assets  substantially  exceeds  that  required  to make  payment of the asset-backed  securities  and pay any  servicing or other  fees).  The degree of credit  support  provided on each issue is based generally on historical  information  respecting the level of credit risk associated with such payments.  Delinquency or loss in excess of that  anticipated  could  adversely  affect the return on an investment in an  asset-backed  security.
Additionally,  if a letter of credit is  exhausted,  holders  of  asset-backed  securities  may also  experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

..........         Automobile  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  motor vehicle installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").
Since  installment  sales  contracts for motor  vehicles or  installment  loans related  thereto  ("Automobile  Contracts")
typically  have shorter  durations and lower  incidences of prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter average life and are less susceptible to prepayment risk.

..........         Most  entities  that issue  Automobile  Receivable  Securities  create an  enforceable  interest in their respective  Automobile  Contracts  only by filing a  financing  statement  and by having  the  servicer  of the  Automobile
Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile  Contracts were to sell the same Automobile  Contracts to another party, in violation of its obligation  not to do so, there is a risk that such party could acquire an interest in the  Automobile  Contracts  superior to that of the holders of  Automobile  Receivable  Securities.  Also although most  Automobile  Contracts  grant a security interest in the motor  vehicle  being  financed,  in most states the security  interest in a motor vehicle must be noted on the certificate of title to create an enforceable  security  interest  against  competing  claims of other parties.  Due to the large  number of vehicles  involved,  however,  the  certificate  of title to each  vehicle  financed,  pursuant to the
Automobile  Contracts underlying the Automobile  Receivable  Security,  usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile  Receivable  Securities.  Therefore,  there is the possibility  that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the  securities.  In addition,  various state and federal  securities laws give the motor vehicle owner the right to assert against the holder of the owner's  Automobile  Contract  certain  defenses  such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

..........         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables from revolving credit card  agreements  ("Credit  Card  Receivable  Securities").  Credit  balances on  revolving  credit card  agreements
("Accounts")  are  generally  paid down more  rapidly than are  Automobile  Contracts.  Most of the Credit Card  Receivable
Securities  issued publicly to date have been Pass-Through  Certificates.  In order to lengthen the maturity of Credit Card
Receivable  Securities,  most such  securities  provide  for a fixed  period  during  which only  interest  payments on the underlying  Accounts are passed through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting the related Credit Card Receivable  Securities of additional  credit card charges  made on an Account.  The initial  fixed period  usually may be  shortened  upon the  occurrence  of specified events which signal a potential  deterioration  in the quality of the assets  backing the security,  such as the imposition of a cap on  interest  rates.  The  ability  of the  issuer  to  extend  the  life of an issue of  Credit  Card  Receivable
Securities thus depends upon the continued  generation of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence  of specified  events.  An  acceleration  in  cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related Credit Card Receivable  Security could shorten the weighted  average life and reduce the yield of the Credit Card Receivable Security.

..........         Credit card  holders are  entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such  holder the right to set off  certain  amounts  against  balances  owed on the credit  card, thereby  reducing  amounts  paid on  Accounts.  In  addition,  unlike  most other  asset-backed  securities,  Accounts  are unsecured obligations of the cardholder.

..........Warrants.  Warrants  basically are options to purchase equity  securities at a specific price valid for a specific period  of time.  They do not  represent  ownership  of the  securities  but only the  right to buy  them.  Investments  in warrants are speculative in that warrants have no voting rights,  pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  differ from call options in that warrants are issued by the issuer of the  security  which may be  purchased on their  exercise,  whereas  call  options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

..........Certain Risks of Foreign Investing:

..........         Currency  Fluctuations.  Investment in securities  denominated  in foreign  currencies  involves  certain risks.  A change in the value of any such currency  against the U.S.  dollar will result in a  corresponding  change in the
U.S.  dollar  value of a Fund's  assets  denominated  in that  currency.  Such  changes  will also affect a Fund's  income.
Generally,  when a given  currency  appreciates  against the dollar (the dollar  weakens) the value of a Fund's  securities denominated in that currency will rise.  When a given  currency  depreciates  against the dollar (the dollar  strengthens), the value of a Fund's securities denominated in that currency would be expected to decline.

..........         Investment  and  Repatriation  Restrictions.  Foreign  investment  in the  securities  markets of certain foreign  countries is  restricted  or  controlled in varying  degrees.  These  restrictions  may at times limit or preclude investment  in  certain  of such  countries  and may  increase  the cost and  expenses  of a Fund.  Investments  by foreign investors are subject to a variety of restrictions in many developing  countries.  These  restrictions may take the form of prior  governmental  approval,  limits on the amount or type of securities  held by foreigners,  and limits on the types of companies in which  foreigners  may invest.  Additional  or different  restrictions  may be imposed at any time by these or other  countries  in which a Fund  invests.  In  addition,  the  repatriation  of both  investment  income and capital from several  foreign  countries is restricted and controlled  under certain  regulations,  including in some cases the need for certain government consents.

..........         Market  Characteristics.  Foreign  securities  may be purchased in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located,  if that is the best available  market.  Foreign stock markets are generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and a Fund's  securities may be less liquid and more volatile than  securities of comparable U.S.
companies.  Equity  securities  may trade at  price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be sustainable.  Commissions on foreign stock  exchanges,  which may be fixed,  may generally be higher than negotiated  commissions on U.S.  exchanges,  although a Fund will endeavor to achieve the most favorable net results on its portfolio  transactions.  There is generally  less  government  supervision  and  regulation  of foreign  stock  exchanges, brokers and listed  companies  than in the United  States.  Moreover,  settlement  practices  for  transactions  in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

..........         Political and Economic  Factors.  Individual  foreign economies of certain countries may differ favorably or unfavorably  from the United States'  economy in such respects as growth of gross national  product,  rate of inflation, capital  reinvestment,  resource  self-sufficiency  and  balance of payments  position.  The  internal  politics of certain foreign  countries  are not as stable  as in the  United  States.  Moreover,  as the  result  of the  prevailing  political climate, the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

..........         Governments  in certain  foreign  countries  continue to  participate  to a significant  degree,  through ownership  interest or regulation,  in their respective  economies.  Action by these  governments  could have a significant effect on market  prices of  securities  and payment of  dividends.  The  economies of many foreign  countries  are heavily dependent upon  international  trade and are accordingly  affected by protective trade barriers and economic  conditions of their  trading  partners.  The  enactment  by these  trading  partners  of  protectionist  trade  legislation  could have a significant adverse effect upon the securities markets of such countries.

..........         Information  and  Supervision.  There is generally  less  publicly  available  information  about foreign companies  comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also  generally  not  subject  to uniform  accounting,  auditing  and  financial  reporting  standards,  practices  and requirements comparable to those applicable to U.S. companies.

..........         Taxes.  The dividends and interest  payable on certain of a Fund's  foreign  securities may be subject to foreign  withholding  taxes, thus reducing the net amount of income available for distribution to the Fund's  shareholders.
A shareholder  otherwise subject to U.S. federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her  proportionate  share of such foreign taxes paid by the Fund.

..........         Costs.  Investors  should  understand  that the expense  ratio of a Fund  investing  primarily in foreign securities  can be expected to be higher than  investment  companies  investing  in domestic  securities  since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

..........         Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange  control  regulations,  expropriation  or  confiscatory  taxation, limitations  on the  removal  of  funds  or  other  assets  of a Fund,  political  or  social  instability,  or  diplomatic developments which could affect investments by U.S. persons in those countries.

..........         Eastern  Europe.  Changes  occurring in Eastern  Europe and Russia today could have  long-term  potential consequences.  As restrictions fall, this could result in rising standards of living,  lower manufacturing  costs,  growing consumer spending,  and substantial economic growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative  at this time.  Political and economic  reforms are too recent to establish a definite  trend away from centrally-planned  economies and state owned  industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for securities.  Such countries may also have government  exchange controls,  currencies with no  recognizable  market value  relative to the  established  currencies  of western  market  economies,  little or no experience in trading in securities,  no financial reporting standards,  a lack of a banking and securities  infrastructure to handle such trading,  and a legal  tradition which does not recognize  rights in private  property.  In addition,  these countries may have national  policies which restrict  investments in companies deemed  sensitive to the country's  national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of a Fund's assets  invested in such countries and these  authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

..........         Latin  America.  The political  history of certain Latin  American  countries has been  characterized  by political  uncertainty,  intervention  by the military in civilian and economic  spheres,  and political  corruption.  Such developments,  if they were to reoccur,  could reverse  favorable trends toward market and economic  reform,  privatization and removal of trade barriers and result in significant  disruption in securities  markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme  measures by governments to keep inflation in check and a generally  debilitating  effect on economic growth.  Although  inflation in many countries has lessened,  there is no  guarantee  it will  remain at lower  levels.  In  addition,  of  developing  countries,  a number of Latin  American countries are also among the largest debtors.  There have been moratoria on, and  reschedulings  of, repayment with respect to these debts.  Such events can restrict the flexibility of these debtor nations in the  international  markets and result in the imposition of onerous conditions on their economies.

..........         Certain Latin American  countries may have managed  currencies which are maintained at artificial  levels to the U.S.  dollar  rather  than at levels  determined  by the  market.  This type of system  can lead to sudden and large adjustments  in the currency  which,  in turn,  can have a disruptive  and negative  effect on foreign  investors.  Certain
Latin American  countries also may restrict the free  conversion of their currency into foreign  currencies,  including the
U.S.  dollar.  There is no  significant  foreign  exchange  market for certain  currencies  and it would,  as a result,  be difficult for a Fund to engage in foreign  currency  transactions  designed to protect the value of the Fund's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Company's Prospectus under "Certain Risk Factors and Investment Methods,"
the Funds generally may invest in illiquid  securities.  Illiquid  securities  include securities subject to contractual or legal  restrictions  on resale (e.g.,  because they have not been  registered  under the Securities Act of 1933, as amended
(the "Securities  Act")) and securities that are otherwise not readily  marketable  (e.g.,  because trading in the security is suspended or because  market makers do not exist or will not entertain  bids or offers).  Securities  that have not been registered  under the  Securities  Act are referred to as private  placements  or restricted  securities  and are purchased directly  from the issuer or in the  secondary  market.  Foreign  securities  that are freely  tradable in their  principal markets are not considered to be illiquid.

         Restricted and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.  A Fund might be unable to dispose of illiquid  securities  promptly or at  reasonable  prices and might thereby experience  difficulty  in  satisfying  redemption  requests from  shareholders.  A Fund might have to register  restricted securities  in order to dispose of them,  resulting  in  additional  expense and delay.  Adverse  market  conditions  could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities  that are not registered  under the Securities  Act, including  foreign  securities.  The fact that there are contractual or legal  restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities  Act allows such a broader  institutional  trading market for securities  otherwise subject to  restrictions  on resale to the general  public.  Rule 144A  establishes a "safe  harbor" from the  registration requirements  of the  Securities Act for resales of certain  securities to qualified  institutional  buyers.  Rule 144A has produced  enhanced  liquidity for many  restricted  securities,  and market  liquidity for such  securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the  trading,  clearance  and  settlement  of  unregistered  securities  of domestic and foreign  issuers  sponsored by the
National Association of Securities Dealers, Inc.

         Under guidelines  adopted by the Company's Board of Directors,  a Fund's Sub-Advisor may determine that particular
Rule 144A  securities,  and  commercial  paper  issued in reliance on the private  placement  exemption  from  registration afforded  by Section  4(2) of the  Securities  Act,  are liquid even though they are not  registered.  A  determination  of whether  such a security  is liquid or not is a question  of fact.  In making  this  determination,  the  Sub-Advisor  will consider,  as it deems appropriate under the circumstances and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers  willing to purchase or sell the security;  (3) the number of other  potential purchasers  of the  security;  (4) dealer  undertakings  to make a market in the  security;  (5) the nature of the security
(e.g., debt or equity, date of maturity,  terms of dividend or interest payments,  and other material terms) and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers,  and the mechanics of  transfer);  and (6) the rating of the security and the financial  condition  and prospects of the issuer.  In the case of commercial  paper,  the Sub-advisor  will also determine that the paper (1) is not traded flat or in default as to  principal  and  interest,  and (2) is rated in one of the two  highest  rating  categories  by at least two  Nationally
Recognized  Statistical  Rating  Organizations  ("NRSROs") or, if only one NRSRO rates the security,  by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities  and Section 4(2)  commercial  paper that have been deemed  liquid as  described  above will continue to be monitored  by the  Sub-advisor  to  determine  if the security is no longer  liquid as the result of changed conditions.  Investing in Rule 144A  securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a Fund's  assets  invested in  illiquid  securities  if  institutional  buyers are  unwilling  to  purchase  such securities.

Repurchase Agreements:

         As stated in the Prospectus  under "Certain Risk Factors and Investment  Methods,"  certain of the Funds may enter into repurchase  agreements.  In a repurchase agreement,  an investor (such as the Fund) purchases a security (known as the
"underlying  security")  from a  securities  dealer or bank.  Any such  dealer or bank must be deemed  creditworthy  by the
Sub-advisor.  At that time,  the bank or  securities  dealer  agrees to repurchase  the  underlying  security at a mutually agreed  upon  price on a  designated  future  date.  The  repurchase  price  may be higher  than the  purchase  price,  the difference  being income to the Fund,  or the purchase and  repurchase  prices may be the same,  with interest at an agreed upon rate due to the Fund on  repurchase.  In either  case,  the  income to the Fund  generally  will be  unrelated  to the interest rate on the  underlying  securities.  Repurchase  agreements  must be "fully  collateralized,"  in that the market value of the  underlying  securities  (including  accrued  interest)  must at all  times be  equal to or  greater  than the repurchase  price.  Therefore,  a  repurchase  agreement  can  be  considered  a  loan  collateralized  by  the  underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will  generally be used by a Fund to invest  excess cash or as part of a  temporary  defensive  strategy.  Repurchase  agreements  that do not provide for  payment  within  seven days will be treated as  illiquid  securities.  In the event of a  bankruptcy  or other default by the seller of a repurchase  agreement,  the Fund could  experience  both delays in  liquidating  the  underlying security and losses.  These losses could result from: (a) possible  decline in the value of the  underlying  security while the Fund is seeking to enforce its rights under the  repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities Lending:

         The Company has made  arrangements for the Funds to lend securities.  While a Fund may earn additional income from lending  securities,  such activity is incidental to the investment  objective of the Fund. In addition to the compensation payable by borrowers  under  securities  loans,  a Fund would also earn income from the  investment of cash  collateral for such loans.  Any cash  collateral  received by a Fund in connection with such loans normally will be invested in short-term instruments.  However,  any losses  resulting  from the investment of cash  collateral  would be borne by the lending Fund.
There is no  assurance  that  collateral  for loaned  securities  will be  sufficient  to provide for recovery of interest, dividends,  or other  distributions  paid in respect of loaned securities and not received by a Fund or to pay all expenses incurred by a Fund in arranging the loans or in  exercising  rights in the  collateral in the event that loaned  securities are not returned.

                                            ADDITIONAL PERFORMANCE INFORMATION

         From time to time,  a Fund's  yield and total  return may be  included in  advertisements,  sales  literature,  or shareholder  reports.  In addition,  the Company may  advertise  the  effective  yield of the ASAF Money  Market Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF MONEY MARKET FUND (the "Money Market Fund"):

..........In accordance with  regulations  prescribed by the SEC, the Company is required to compute the Money Market Fund's current  annualized  yield  for a  seven-day  period in  accordance  with a  specified  formula,  which  does not take into consideration  any realized or unrealized  gains or losses on its portfolio  securities.  This current  annualized yield is computed by  determining  the net change  (exclusive of realized  gains and losses on the sale of securities and unrealized appreciation  and  depreciation)  in the value of a hypothetical  account having a balance of one share of the Money Market
Fund at the beginning of such  seven-day  period,  dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

..........The SEC also permits the Company to disclose the effective  yield of the Money Market Fund for the same  seven-day period,  which is the Fund's yield  determined on a compounded  basis. The effective yield is calculated by compounding the unannualized  base period return by adding one to the base period  return,  raising the sum to a power equal to 365 divided by 7, and  subtracting  one from the result.  The  effective  yield will be slightly  higher than the yield  because of the compounding effect of this assumed reinvestment.

..........The yield on amounts held in the Money Market Fund  normally  will  fluctuate  on a daily  basis.  Therefore,  the disclosed  yield for any given past period is not an  indication  or  representation  of future  yields or rates of return.
The Money Market  Fund's  actual yield is affected by changes in interest  rates on money  market  securities,  the average portfolio  maturity  of the  corresponding  Portfolio  in which the Money  Market  Fund  invests,  the types and quality of portfolio  securities  held by such Fund, and the Fund's  operating  expenses.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could default on its  obligation,  and this could cause the Fund's net asset  value to fall  below $1. In  addition,  the income  earned by the Fund will  fluctuate  based on market  conditions, interest  rates and other  factors.  In a low  interest  rate  environment,  the yield  for the Fund,  after  deduction  of operating  expenses,  may be negative even though the yield before  deducting  such expenses is positive.  A negative yield may also cause the Fund's net asset  value to fall below $1. The  Investment  Manager  may decide to  reimburse  certain of these  expenses  to the Fund in order to  maintain a positive  yield,  however it is under no  obligation  to do so and may cease doing so at any time without prior notice.

..........The current  yield and  effective  yield  calculations  for each class of shares of the ASAF Money Market Fund are shown below for the seven-day period ended October 31, 2003:

                                                     Class A      Class B      Class C      Class X

                         Current Yield                  0.50%        0.00%        0.00%        0.00%
                        Effective Yield                 0.50%        0.00%        0.00%        0.00%

ALL OTHER FUNDS:

..........Standardized  Average  Annual  Total  Return  Quotations.  "Total  return" is one of the primary  methods  used to measure  performance  and represents the percentage  change in value of a class of a Fund, or of a hypothetical  investment in a class of a Fund,  over any period up to the lifetime of the class.  Average  annual total return  quotations for Class
A, B, C and X  shares  are  computed  by  finding  the  average  annual  compounded  rates of  return  that  would  cause a hypothetical  investment  made on the  first  day of a  designated  period to equal  the  ending  redeemable  value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                                  .........P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation  above assumes that the maximum sales charge applicable to a class of Fund shares is deducted from the initial  $1,000  payment,  and that all dividends and  distributions  made by a Fund are  reinvested at net asset value
("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return  percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period  and/or by the  average  annual  compounded  total  return for the  period.  The income and capital  components  of a given return may be separated  and  portrayed in a variety of ways in order to  illustrate  their relative  significance.  Performance  may also be portrayed in terms of cash or  investment  values,  without  percentages.
Past  performance  cannot  guarantee  any  particular  future  result.  In  determining  the average  annual  total  return
(calculated  as provided  above),  recurring  fees,  if any,  that are charged to all  shareholder  accounts are taken into consideration.  For any account  fees that vary with the size of the  account,  the  account  fee used for  purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         In addition,  with respect to the Class X shares, a standardized  return will reflect the impact of the 2.5% bonus shares.  The impact of the bonus  shares on total return is  particularly  pronounced  for shorter  periods for which total return is  measured,  such as one and three  years.  You should take this into  consideration  in any  comparison  of total return  between  the Funds and other  mutual  funds.  For a  discussion  of the  Class X bonus  shares,  see the  Company's
Prospectus under "How to Buy Shares."

         The total  return of each class of shares of each Fund that had  commenced  operations  prior to October 31, 2002, other than the Money Market Fund, computed as of October 31, 2003, is shown below:

                                                                       Total Return Before Taxes
                                                                       -------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                 19.84%         19.51%        19.59%       22.50%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -12.28%        -12.66%       -12.73%      -12.12%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 30.57%         30.02%        29.95%       33.28%
     Five Years                                                                1.09%          0.58%         0.60%        1.09%
     Since Inception                                                           1.86%          1.36%         1.39%        1.79%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 39.93%         39.24%        39.19%       42.72%
     Five Years                                                                5.20%          4.70%         4.67%        5.17%
     Since Inception                                                           2.57%          2.08%         2.09%        2.48%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 44.16%         43.35%        43.64%       46.81%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -16.95%        -17.40%       -17.35%      -16.79%
ASAF Gabelli Small-Cap Value Fund5                        07/29/97
     One Year                                                                 34.78%         34.22%        34.25%       37.68%
     Five Years                                                                9.82%          9.30%         9.28%        9.86%
     Since Inception                                                           5.74%          5.21%         5.20%        5.64%
ASAF Goldman Sachs Mid-Cap Growth Fund6                   09/11/00
     One Year                                                                 25.89%         25.49%        25.16%       28.29%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -25.94%        -26.29%       -26.35%      -25.76%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 28.37%         27.83%        27.73%       30.99%
     Five Years                                                               11.15%         10.62%        10.62%       11.13%
     Since Inception                                                          11.19%         10.65%        10.65%       11.14%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 41.62%         40.93%        40.72%       44.77%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -33.40%        -33.97%       -33.89%      -33.29%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                 11.92%         11.37%        11.35%       14.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.92%          1.41%         1.48%        2.42%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 52.17%         51.88%        51.25%       55.67%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -36.13%        -36.30%       -36.38%      -35.80%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                22.44%         21.96%        21.88%       24.95%
     Five Years                                                                5.22%          4.70%         4.67%        5.19%
     Since Inception                                                           5.25%          4.74%         4.70%        5.19%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                 12.60%         11.94%        11.99%       14.73%
     Five Years                                                               -5.27%         -5.77%        -5.80%       -5.30%
     Since Inception                                                          -0.23%         -0.70%        -0.75%       -0.30%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                 19.41%         18.73%        18.86%       20.71%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -2.28%         -2.89%        -2.82%       -1.78%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                 19.69%         19.22%        19.20%       22.23%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -2.68%         -3.16%        -3.12%       -2.29%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 24.15%         23.64%        23.64%       26.73%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           4.17%          3.67%         3.67%        4.63%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                 19.71%         19.12%        19.12%       22.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.48%         -4.94%        -4.94%       -4.38%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 23.75%         23.06%        23.09%       26.19%
     Five Years                                                                3.84%          3.31%         3.34%        3.81%
     Since Inception                                                           4.24%          3.75%         3.74%        4.16%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                 13.21%         12.50%        12.67%       15.33%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.02%         -6.48%        -6.48%       -5.93%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                 13.91%         13.41%        13.31%       16.05%
     Five Years                                                                1.54%          1.05%         1.03%        1.54%
     Since Inception                                                           4.08%          3.60%         3.58%        3.98%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                 14.79%         14.25%        14.16%       17.12%
     Five Years                                                                3.37%          2.86%         2.82%        3.37%
     Since Inception                                                           4.23%          3.70%         3.68%        4.09%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 24.96%         24.37%        24.34%       27.31%
     Five Years                                                                3.79%          3.23%         3.26%        3.71%
     Since Inception                                                           3.26%          2.73%         2.74%        3.12%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                  6.33%          5.75%         5.85%        8.49%
     Five Years                                                                5.89%          5.39%         5.41%        5.79%
     Since Inception                                                           6.43%          5.88%         5.89%        6.21%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
5   Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
6.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
8.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to May 1, 2000, Lord,  Abbett & Co. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                                     Total Return After Taxes on Distributions
                                                                     -----------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                 12.98%         13.51%        18.37%       16.35%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -13.41%        -13.32%       -12.73%      -13.01%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 23.08%         24.02%        27.69%       27.13%
     Five Years                                                               -0.25%         -0.07%         0.35%        0.24%
     Since Inception                                                           0.57%          0.81%         1.17%        1.24%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 31.86%         33.24%        37.84%       36.57%
     Five Years                                                                4.09%          4.33%         4.64%        4.63%
     Since Inception                                                           1.70%          1.91%         2.06%        2.16%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 36.02%         37.35%        42.41%       40.66%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -18.28%        -18.08%       -17.35%      -17.72%
ASAF Gabelli Small-Cap Value Fund5                        07/28/97
     One Year                                                                 27.02%         28.22%        32.84%       31.53%
     Five Years                                                                8.11%          8.45%         8.72%        8.86%
     Since Inception                                                           4.40%          4.64%         4.76%        4.94%
ASAF Goldman Sachs Mid-Cap Growth Fund7                   09/11/00
     One Year                                                                 18.60%         19.49%        23.95%       22.14%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -27.35%        -27.00%       -26.35%      -26.73%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 20.97%         21.83%        26.45%       24.84%
     Five Years                                                                9.78%         10.13%        10.18%       10.50%
     Since Inception                                                           9.70%         10.19%        10.23%       10.67%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 33.49%         34.93%        39.29%       38.62%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -34.66%        -34.61%       -33.89%      -34.15%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                  5.52%          5.37%        10.29%        7.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -0.32%         -0.07%         1.10%        0.93%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 43.28%         45.88%        49.38%       49.52%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -37.33%        -36.91%       -36.38%      -36.63%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                15.40%         15.96%        20.61%       18.80%
     Five Years                                                                4.14%          4.37%         4.46%        4.68%
     Since Inception                                                           4.06%          4.42%         4.50%        4.87%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                  6.08%          5.94%        10.81%        8.58%
     Five Years                                                               -6.24%         -6.15%        -5.80%       -5.88%
     Since Inception                                                          -1.06%         -0.87%        -0.76%       -0.62%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                 12.59%         12.73%        17.69%       14.56%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.06%         -6.15%        -3.46%       -5.08%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                 12.86%         13.22%        17.97%       16.08%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.82%         -4.63%        -3.48%       -3.78%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 16.72%         17.51%        22.27%       20.45%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.67%          2.16%         3.20%        3.11%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                 12.89%         13.12%        17.92%       15.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -5.71%         -5.67%        -4.95%       -5.36%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 16.67%         17.06%        21.92%       20.04%
     Five Years                                                                2.39%          2.58%         2.75%        2.89%
     Since Inception                                                           2.82%          3.14%         3.24%        3.55%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                  6.70%          6.50%        11.52%        9.18%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -7.23%         -7.19%        -6.48%       -6.88%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                  6.91%          7.20%        11.93%        9.68%
     Five Years                                                               -0.07%          0.28%         0.65%        0.56%
     Since Inception                                                           2.68%          3.11%         3.23%        3.35%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                  7.58%          7.81%        12.54%       10.52%
     Five Years                                                                1.71%          2.07%         2.40%        2.40%
     Since Inception                                                           2.83%          3.20%         3.32%        3.46%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 16.30%         15.14%        19.97%       17.85%
     Five Years                                                               -0.59%         -0.39%        -0.24%       -0.07%
     Since Inception                                                          -0.73%         -0.48%        -0.51%       -0.22%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                 -0.13%         -2.10%         1.95%        6.59%
     Five Years                                                                2.81%          3.05%         3.43%        3.81%
     Since Inception                                                           4.48%          3.96%         4.10%        4.06%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
5.  Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
6.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
8.  Prior to  November  11,  2002,  Janus  Capital  Management  LLC  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9. Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                             Total Return After Taxes on Distributions and Redemption
                                                             --------------------------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF International Equity Fund1                           11/01/99
     One Year                                                                  8.44%          8.78%        11.94%       10.62%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -10.98%        -10.91%       -10.45%      -10.67%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                 15.00%         15.62%        18.00%       17.63%
     Five Years                                                               -0.12%          0.02%         0.38%        0.29%
     Since Inception                                                           0.57%          0.76%         1.07%        1.13%
ASAF PBHG Small-Cap Growth Fund3                          07/28/97
     One Year                                                                 20.71%         21.60%        24.59%       23.77%
     Five Years                                                                3.53%          3.74%         4.01%        4.00%
     Since Inception                                                           1.47%          1.65%         1.78%        1.87%
ASAF DeAM Small-Cap Growth Fund4                          03/01/00
     One Year                                                                 23.41%         24.28%        27.57%       26.43%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -14.81%        -14.66%       -14.11%      -14.38%
ASAF Gabelli Small-Cap Value Fund5                        07/29/97
     One Year                                                                 17.57%         18.34%        21.35%       20.50%
     Five Years                                                                7.18%          7.49%         7.73%        7.85%
     Since Inception                                                           3.91%          4.12%         4.22%        4.39%
ASAF Goldman Sachs Mid-Cap Growth Fund6                   09/11/00
     One Year                                                                 12.09%         12.67%        15.57%       14.39%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -21.81%        -21.57%       -21.09%      -21.37%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 13.63%         14.19%        17.19%       16.14%
     Five Years                                                                8.59%          8.90%         8.94%        9.22%
     Since Inception                                                           8.53%          8.96%         8.99%        9.39%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                 21.77%         22.71%        25.54%       25.10%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -26.92%        -26.90%       -26.41%      -26.59%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                  3.59%          3.49%         6.69%        5.19%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -0.27%         -0.06%         0.94%        0.79%
ASAF ProFund Managed OTC Fund7                            09/11/00
     One Year                                                                 28.13%         29.82%        32.10%       32.19%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -28.69%        -28.42%       -28.07%      -28.23%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                10.01%         10.37%        13.40%       12.22%
     Five Years                                                                3.56%          3.76%         3.84%        4.03%
     Since Inception                                                           3.49%          3.80%         3.88%        4.19%
ASAF Goldman Sachs Concentrated Growth Fund8              07/28/97
     One Year                                                                  3.95%          3.86%         7.03%        5.58%
     Five Years                                                               -5.20%         -5.12%        -4.84%       -4.90%
     Since Inception                                                          -0.89%         -0.73%        -0.64%       -0.53%
ASAF Large-Cap Growth Fund                                05/01/02
     One Year                                                                  8.18%          8.28%        11.50%        9.46%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -5.14%         -5.21%        -2.94%       -4.31%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                  8.36%          8.59%        11.68%       10.45%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.07%         -3.91%        -2.94%       -3.20%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 11.03%         11.44%        14.54%       13.35%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.46%          1.85%         2.75%        2.67%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                  8.38%          8.53%        11.65%       10.39%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.78%         -4.75%        -4.15%       -4.49%
ASAF Alliance Growth and Income Fund9                     01/02/98
     One Year                                                                 10.83%         11.09%        14.25%       13.03%
     Five Years                                                                2.22%          2.38%         2.53%        2.65%
     Since Inception                                                           2.58%          2.84%         2.93%        3.20%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                  4.36%          4.23%         7.49%        5.97%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.03%         -6.00%        -5.42%       -5.75%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                  4.71%          4.80%         7.86%        6.41%
     Five Years                                                                0.10%          0.35%         0.67%        0.59%
     Since Inception                                                           2.45%          2.78%         2.88%        2.99%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                  5.26%          5.31%         8.38%        7.08%
     Five Years                                                                1.61%          1.88%         2.16%        2.16%
     Since Inception                                                           2.56%          2.84%         2.95%        3.07%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 12.51%         11.71%        14.83%       13.52%
     Five Years                                                                0.26%          0.41%         0.52%        0.68%
     Since Inception                                                           0.10%          0.28%         0.25%        0.51%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                  1.22%         -0.11%         2.51%        2.07%
     Five Years                                                                2.89%          3.07%         3.39%        3.71%
     Since Inception                                                           4.30%          3.82%         3.93%        3.89%
1.   Prior to December 10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided in the above chart  reflects  that of the Fund for periods of which the Fund was  sub-advised  by the prior Sub-advisor.
2.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
3.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund. Prior to  January 1,  1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart  reflects  that of the Fund for periods  during part of which the Fund was  sub-advised  by the prior Sub-advisors.
4.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
5.  Prior to September  11, 2000,  T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
6.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
7.   Prior to March 1,  2001,  Rydex  Global  Advisors  served at  Sub-advisor  to the Fund.  The  performance  information provided in the above  chart  reflects  that of the Fund for periods  during  which the Fund was  sub-advised  by the prior
Sub-advisor.
8.   Prior to  November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance information  provided  in the  above  chart  reflects  that of the  Fund for  periods  during  part of  which  the Fund was sub-advised by the prior Sub-advisor.
9.  Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the Fund.  The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized  Yield  Quotations.  The yield of a class of Fund  shares is  computed  by  dividing  the class's net investment  income per share during a base period of 30 days, or one month, by the maximum  offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average  daily number of shares of the subject  class  outstanding  during the period that
were                                entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net investment  income will be determined in accordance with rules  established by the SEC. The price per share of
Class A shares,  other than  shares of the ASAF Money  Market  Fund,  will  include  the maximum  sales  charge  imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF PIMCO Total Return Bond Fund
for the 30-day period ended October 31, 2003 is shown below:

                                                              Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund                6.58%        6.41%        6.35%        6.42%
              ASAF PIMCO Total Return Bond Fund                   1.80%        1.48%        1.46%        1.49%

         Non-Standardized  Performance.  In order to more  completely  represent a Fund's  performance  or more  accurately compare  such  performance  to other  measures  of  investment  return,  a Fund also may include in  advertisements,  sales literature and  shareholder  reports other total return  performance  data  ("Non-Standardized  Return").  Non-Standardized
Return may be quoted for the same or different  periods as those for which  standardized  return is quoted;  it may consist of an  aggregate or average  annual  percentage  rate of return,  actual  year-by-year  rates or any  combination  thereof.
Non-Standardized  Return may or may not take sales charges into account;  performance  data  calculated  without taking the effect of sales  charges into  account  will be higher than data  including  the effect of such  charges.  Non-standardized performance  will be  advertised  only if the standard  performance  data for the same period,  as well as for the required periods, is also presented.

         Each Fund may also publish its distribution  rate and/or its effective  distribution  rate. A Fund's  distribution rate is computed by dividing the most recent monthly  distribution  per share  annualized,  by the current NAV per share. A
Fund's effective  distribution  rate is computed by dividing the distribution  rate by the ratio used to annualize the most recent  monthly  distribution  and  reinvesting  the  resulting  amount  for a full  year on the basis of such  ratio.  The effective  distribution  rate will be higher than the  distribution  rate because of the compounding  effect of the assumed reinvestment.  Unlike a Fund's  yield,  which is computed from the yields to maturity of all debt  obligations  held by the
Fund, the  distribution  rate is based on a Fund's last monthly  distribution.  A Fund's monthly  distribution  tends to be relatively  stable and may be more or less than the amount of net investment  income and  short-term  capital gain actually earned by the Fund during the month (see the Company's Prospectus under "Dividends, Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average portfolio quality,  the average portfolio maturity and the average portfolio duration.

         Comparative  Information.  From time to time in advertisements or sales material,  the Fund's performance  ratings or other  information as published by recognized  mutual fund  statistical or rating  services,  such as Lipper  Analytical
Services,  Inc. or Morningstar,  or by publications of general  interest,  such as Forbes or Money,  may be discussed.  The
                                                                                   ------    -----
performance  of the Funds may also be compared to that of other selected  mutual funds,  mutual fund averages or recognized stock  market  indicators.  Such  performance  ratings  or  comparisons  may be made  with  funds  that may have  different investment  restrictions,  objectives,  policies or techniques than the Funds and such other funds or market indicators may be comprised of securities  that differ  significantly  from the Funds'  investments.  Descriptions  of some of the indices which may be used are listed below:

         o    The Standard & Poor's 500 Composite Stock Price Index is a well-diversified  list of 500 large capitalization companies representing the U.S. Stock Market.

         o    The Standard and Poor's  Small Cap 600 index is designed to represent  price  movements in the small cap U.S.
equity  market.  It  contains  companies  chosen  by the  Standard  & Poor's  Index  Committee  for  their  size,  industry characteristics,  and  liquidity.  None of the  companies  in the S&P 600  overlap  with the S&P 500 or the S&P 400 (MidCap
Index).  The S&P 600 is weighted by market capitalization.

         o    The NASDAQ-100  Composite OTC Price Index is a market  value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman  Government  Bond Index is a measure of the  market  value of all public  obligations  of the U.S.
Treasury;  all publicly  issued debt of all agencies of the U.S.  Government and all  quasi-federal  corporations;  and all corporate debt guaranteed by the U.S.  Government.  Mortgage backed  securities,  bonds and foreign targeted issues are not included in the Lehman Government Index.

         o    The Lehman  Government/Corporate  Bond Index is a measure of the market  value of  approximately  5,300 bonds with a face value  currently  in excess of $1.3  trillion.  To be included  in the Lehman  Government/Corporate  Index,  an issue must have amounts  outstanding in excess of $1 million,  have at least one year to maturity and be rated "Baa" or its equivalent or higher ("investment grade") by a nationally recognized rating agency.

         o    The  Russell  2000 Index  represents  the bottom two thirds of the largest  3000  publicly  traded  companies domiciled  in the U.S.  Russell uses total  market  capitalization  to  determine  the  companies  that are included in the
Index.  Only common stocks are included in the Index.

         o    The Russell 2500 Index is a market  value-weighted,  unmanaged  index showing  total return (i.e.,  principal changes with income) in the aggregate  market value of 2,500 stocks of publicly  traded  companies  domiciled in the United
States.  The Index includes  stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley Capital  International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe,  Australia,  New Zealand and the Far East. The EAFE Index is
typically  shown  weighted  by the market  capitalization.  However,  EAFE is also  available  weighted  by Gross  Domestic
Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The  Lehman  Brothers  High  Yield BB Index is a measure of the market  value of public  debt  issues  with a minimum par value of $100 million and rated  Ba1-Ba3 by Moody's.  All bonds within the index are U.S.  dollar  denominated, non-convertible and have at least one year remaining to maturity.

In addition,  the total return or yield of the Funds may be compared to the yield on U.S.  Treasury  obligations and to the percentage change in the Consumer Price Index.

         Each Fund's investment  performance may be advertised in various financial  publications,  newspapers,  magazines, including:  Across the Board,  Advertising Age, Adviser's  Magazine,  Adweek,  Agent,  American Banker,  American Agent and
Broker, Associated Press, Barron's, Best's Review,  Bloomberg,  Broker World, Business Daily, Business Insurance,  Business
Marketing,  Business  Month,  Business News Features,  Business Week,  Business Wire,  California  Broker,  Changing Times,
Consumer  Reports,  Consumer Digest,  Crain's,  Dow Jones News Service,  Economist,  Entrepreneur,  Entrepreneurial  Woman,
Financial Planning,  Financial Services Week, Financial Times,  Financial World, Forbes,  Fortune,  Hartford Courant, Inc.,
Independent  Business,   Institutional  Investor,  Insurance  Forum,  Insurance  Advocate  Independent,   Insurance  Review
Investor's,  Insurance  Times,  Insurance  Week,  Insurance  Product News,  Insurance  Sales,  Investment  Dealers  Digest,
Investment  Advisor,  Journal  of  Commerce,  Journal  of  Accountancy,  Journal  of the  American  Society  of CLU & ChFC,
Kiplinger's  Personal  Finance,  Knight-Ridder,  Life  Association  News,  Life  Insurance  Selling,  Life  Times,  LIMRA's
MarketFacts,  Lipper Analytical  Services,  Inc.,  MarketFacts,  Medical  Economics,  Money,  Morningstar,  Inc.,  Nation's
Business,  National Underwriter,  New Choices, New England Business, New York Times, Pension World, Pensions & Investments,
Professional  Insurance Agents,  Professional Agent,  Registered  Representative,  Reuter's,  Rough Notes, Round the Table,
Service,  Success, The Standard, The Boston Globe, The Washington Post,  Tillinghast,  Time, U.S. News & World Report, U.S.
Banker,  United Press International,  USA Today, Value Line, The Wall Street Journal,  Wiesenberger  Investment and Working
Woman.

         From time to time the  Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                 MANAGEMENT OF THE COMPANY

..........The following table sets forth information  concerning the officers and Directors of the Company,  including their addresses and principal business occupations for the last five years:

                                                   Independent Directors

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                                                                    in Fund
                                                                                    Complex +
                                    Term     of                                     Overseen
                                    Office***                                       by
                        Position    and  Length                                     Director
Name,   Address**  and  with the    of     Time  Principal    Occupations   During              Other   Directorships  Held  by
Age                     Company     Served       Past Five Years                                the Director****
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
David  E.  A.   Carson  Director    Since 1997   Director  (January  2000  to  May  97          Director        of       United
(69)                                             2000)                                          Illuminating  and UIL Holdings,
                                                 Chairman    (January    1999   to              (utility company) since 1993
                                                 December 1999)
                                                 Chairman   and  Chief   Executive
                                                 Officer    (January    1998    to
                                                 December 1998)
                                                 President,   Chairman  and  Chief
                                                 Executive    Officer   (1983   to
                                                 December 1997)
                                                 People's Bank (1983-1997)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robert   E.  La  Blanc  Director    Since 2003   President  (since 1981) of Robert  107         Director of Storage  Technology
(69)                                             E.  La  Blanc  Associates,   Inc.              Corporation     (since    1979)
                                                 (telecommunications);    formerly              (technology),         Chartered
                                                 General    Partner   at   Salomon              Semiconductor    Manufacturing,
                                                 Brothers  and   Vice-Chairman  of              Ltd.  (Singapore)(since  1998),
                                                 Continental  Telecom.  Trustee of              Titan               Corporation
                                                 Manhattan College.                             (electronics,    since   1995),
                                                                                                Computer             Associates
                                                                                                International,    Inc.   (since
                                                                                                2002)    (software    company);
                                                                                                Director  (since 1999) of First
                                                                                                Financial    Fund,   Inc.   and
                                                                                                Director  (since April 1999) of
                                                                                                The High Yield Plus Fund, Inc.

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Douglas             H.  Director    Since 2003   Chairman  (since  February 2001),  99          Director of Gannett Co.,  Inc.;
McCorkindale                                     Chief  Executive  Officer  (since              Continental   Airlines,    Inc.
(63)                                             June 2000) and  President  (since              (since  May   1993);   Lockheed
                                                 September  1997) of  Gannett  Co.              Martin  Corp.   (aerospace  and
                                                 Inc.   (publishing   and  media);              defense)   (since   May  2001);
                                                 formerly  Vice  Chairman   (March              Director   of  The  High  Yield
                                                 1984-May  2000)  of  Gannett  Co.              Plus Fund, Inc. (since 1996)
                                                 Inc.
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Richard   A.   Redeker  Director    Since 2003   Management  consultant;  formerly  100         None
(60)                                             employee      of       Prudential
                                                 Investments              (October
                                                 1996-December  1998);   formerly,
                                                 President,     Chief    Executive
                                                 Officer  and  Director   (October
                                                 1993-September      1996)      of
                                                 Prudential       Mutual      Fund
                                                 Management,  Inc.(PMF); Executive
                                                 Vice   President,   Director  and
                                                 Member    of    the     Operating
                                                 Committee                (October
                                                 1993-September      1996)      of
                                                 Prudential             Securities
                                                 Incorporated          (Prudential
                                                 Securities);   Director  (October
                                                 1993-September      1996)      of
                                                 Prudential    Securities   Group,
                                                 Inc.;  Executive  Vice  President
                                                 (January  1994-September 1996) of
                                                 The     Prudential     Investment
                                                 Corporation;   Director  (January
                                                 1994-September      1996)      of
                                                 Prudential       Mutual      Fund
                                                 Distributors,       Inc.      and
                                                 Prudential  Mutual Fund Services,
                                                 Inc.

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robin B. Smith          Director    Since 2003   Chairman  of  the  Board   (since  107         Director      of      BellSouth
(64)                                             January   2003)   of   Publishers              Corporation (since 1992)
                                                 Clearing       House      (direct
                                                 marketing),   formerly   Chairman
                                                 and   Chief   Executive   Officer
                                                 (August   1996-January  2003)  of
                                                 Publishers Clearing House

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Stephen Stoneburn (59)  Director    Since 2003   President  and  Chief   Executive  105         None
                                                 Officer   (since  June  1996)  of
                                                 Quadrant     Media    Corp.    (a
                                                 publishing   company);   formerly
                                                 President  (June  1995-June 1996)
                                                 of Argus Integrated Media,  Inc.;
                                                 Senior   Vice    President    and
                                                 Managing     Director    (January
                                                 1993-1995)  of  Cowles   Business
                                                 Media and Senior  Vice  President
                                                 of  Fairchild  Publications,  Inc
                                                 (1975-1989)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Clay T. Whitehead (64)  Director    Since 2003   President    (since    1983)   of  104         Director  (since  2000)  of the
                                                 National   Exchange   Inc.   (new              High Yield Plus Fund, Inc.
                                                 business development firm)

----------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------

                                                   Interested Directors

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
                                                                                   Number of
                                                                                   Portfolios
                                                                                   in Fund
                                                                                   Complex +
                                   Term     of                                     Overseen
                                   Office***                                       by
                       Position    and  Length                                     Director
Name,  Address**  and  with the    of     Time  Principal    Occupations   During              Other   Directorships  Held  by
Age                    Company     Served       Past Five Years                                the Director****
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Judy A. Rice (55)      President   Since 2003   President,     Chief    Executive  102         None
                       and                      Officer,  Chief Operating Officer
                       Director                 and   Officer-in-Charge    (since
                                                2003)  of  PI,   Executive   Vice
                                                President  (since  1999)  of  PI;
                                                Director,      Officer-in-Charge,
                                                President,     Chief    Executive
                                                Officer   and   Chief   Operating
                                                Officer   (since   May  2003)  of
                                                American     Skandia     Advisory
                                                Services,     Inc.;     Director,
                                                Officer-in-Charge,     President,
                                                Chief   Executive   Officer   and
                                                Chief  Operating  Officer  (since
                                                May  2003)  of  American  Skandia
                                                Investment    Services,     Inc.;
                                                Director,      Officer-in-Charge,
                                                President,     Chief    Executive
                                                Officer   (since   May  2003)  of
                                                American  Skandia Fund  Services,
                                                Inc.;   Vice   President   (since
                                                February   1999)  of   Prudential
                                                Investment   Management  Services
                                                LLC;  President,  Chief Executive
                                                Officer  and  Officer-in-  Charge
                                                (since April 2003) of  Prudential
                                                Mutual   Fund    Services    LLC;
                                                formerly  various   positions  to
                                                Senior       Vice       President
                                                (1992-1999)     of     Prudential
                                                Securities;      and      various
                                                positions  to  Managing  Director
                                                (1975-1992)   of  Salomon   Smith
                                                Barney;   Member   of   Board  of
                                                Governors     of    the     Money
                                                Management Institute.

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------
Robert F. Gunia (56)   Vice        Since 2003   Chief   Administrative    Officer  187         Vice   President  and  Director
                       President                (since    June   1999)   of   PI;              (since May 1989) and  Treasurer
                       and                      Executive   Vice   President  and              (since   1999)   of  the   Asia
                       Director                 Treasurer  (since  January  1996)              Pacific Fund Inc.
                                                of  PI;  President  (since  April
                                                1999)  of  Prudential  Investment
                                                Management  Services  LLC (PIMS);
                                                Corporate Vice  President  (since
                                                September     1997)     of    The
                                                Prudential  Insurance  Company of
                                                America  (Prudential);  Director,
                                                Executive   Vice   President  and
                                                Chief   Administrative    Officer
                                                (since  May  2003)  of   American
                                                Skandia   Investment    Services,
                                                Inc.,  American  Skandia Advisory
                                                Services,  Inc., American Skandia
                                                Fund  Services,  Inc.,  President
                                                (since April 1999) of  Prudential
                                                Investment   Management  Services
                                                LLC;   Executive  Vice  President
                                                (since March 1999) and  Treasurer
                                                (since  May  2000) of  Prudential
                                                Mutual   Fund    Services    LLC;
                                                formerly  Senior  Vice  President
                                                (March    1987-May    1999)    of
                                                Prudential             Securities
                                                Incorporated.

---------------------- ----------- ------------ ---------------------------------- ----------- --------------------------------

           Information pertaining to the Officers of the Company who are not also Directors is set forth below.

---------------------- ------------- ------------ -----------------------------------------------------------------------------

                                     Term     of
                                     Office***
                       Position      and  Length
Name,  Address**  and  with     the  of     Time  Principal Occupations During Past Five Years
Age                    Company       Served
---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Marguerite       E.H.  Chief  Legal  Since 2003   Vice  President  and Chief Legal  Officer-Mutual  Funds and Unit  Investment
Morrison (47)          Officer  and               Trusts  (since  August  2000)  of  Prudential;  Senior  Vice  President  and
                       Secretary                  Assistant  Secretary  (since  February  2001)  of  PI;  Vice  President  and
                                                  Assistant Secretary of PIMS (since October 2001),  previously Vice President and Associate General Counsel (December 1996-February 2001) of PI

---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Maryanne Ryan          Anti-Money    Since 2003   Vice  President,  Prudential  (since  November  1998),  First Vice President
(39)                   Laundering                 Prudential  Securities (March 1997-May 1998);  Anti-Money Laundering Officer
                       Officer                    of American Skandia  Investment  Services,  Inc.,  American Skandia Advisory
                                                  Services, Inc. and American Skandia Marketing, Inc.

---------------------- ------------- ------------ -----------------------------------------------------------------------------
---------------------- ------------- ------------ -----------------------------------------------------------------------------
Grace C. Torres        Treasurer     Since 2003   Senior Vice President  (since January 2000) of PI; Senior Vice President and
(44)                                              Assistant   Treasurer  (since  May  2003)  of  American  Skandia  Investment
                                                  Services, Inc. and American Skandia Advisory Services,  Inc.; formerly First
                                                  Vice President  (December  1996-January 2000) of PI and First Vice President
                                                  (March 1993-1999) of Prudential Securities Incorporated.

---------------------- ------------- ------------ -----------------------------------------------------------------------------

--------

*        "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Managers or the Distributors.

**       Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway
         Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

***      There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of
         75.  The table shows the number of years for which they have served as a Director and/or Officer.

****     This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

Directors and Officers of the Company are also directors or trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributors (as defined below).

Pursuant to the Management Agreement with the Company, the Managers pay all compensation of Officers and employees of the
Company as well as the fees and expenses of all Interested Directors.

+        The Fund Complex consists of all investment companies managed by PI and/or ASISI including JennisonDryden Mutual
Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts
2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's
Gibraltar Fund.

                                                 Standing Board Committees

         The Company's  Board of Directors  (the Board) has  established  three  standing  committees  in  connection  with governance of the Fund--Audit, Nominating and Valuation.

         The Audit Committee  consists of Messrs.  Carson (Chair),  Stoneburn and Whitehead.  The  responsibilities  of the
Audit  Committee  are to  assist  the  Board in  overseeing  the  Fund's  independent  auditors,  accounting  policies  and procedures,  and  other  areas  relating  to the  Fund's  auditing  processes.  The  Audit  Committee  is  responsible  for pre-approving all audit services and any permitted  non-audit services to be provided by the independent  auditors directly to the Company.  The Audit Committee is also responsible for pre-approving  permitted  non-audit services to be provided by the  independent  auditors to (1) the Manager and (2) any entity in a control  relationship  with the Manager that provides ongoing  services to the  Company,  provided  that the  engagement  of the  independent  auditors  relates  directly to the operation and financial  reporting of the Company.  The scope of the Audit Committee's  responsibilities  is oversight.  It is management's  responsibility  to maintain  appropriate  systems for accounting and internal  control and the independent auditors'  responsibility  to plan and carry out a proper audit.  The Audit  Committee met six times during the fiscal year ended October 31, 2003.

         The Nominating Committee consists of Messrs.  Redeker (Chair),  McCorkindale and Carson. This Committee interviews and  recommends to the Board persons to be nominated  for election as Directors by the Company's  shareholders  and selects and proposes  nominees  for election by the Board  between  annual  meetings.  This  Committee  does not normally  consider candidates  proposed by shareholders for election as Directors.  The Nominating  Committee also reviews the independence of
Directors  currently  serving on the Board and also  recommends  to the Board  Independent  Directors  to be  selected  for membership on Board  Committees.  The  Nominating  Committee  reviews each  Director's  investment in the Company,  matters relating to Director  compensation  and expenses and  compliance  with the  Company's  retirement  policy.  The  Nominating
Committee met three times during the fiscal year ended October 31, 2003.

         The Valuation  Committee  consists of at least two Board members or an officer of the Company and one Board member
(in both  instances  the  Valuation  Committee  may include  employees of the Manager who may  constitute a majority of the
Valuation  Committee).  The Valuation Committee  supervises the valuation of the Company's  portfolio  securities and other assets and meets on an as needed  basis.  The  Valuation  Committee  met two times during the fiscal year ended October 31,
2003. For more information about the Valuation Committee, see "Net Asset Value" below.

         In addition to the three standing  Committees of the Company,  the Board has also approved Director  participation in an Executive  Committee  designed to coordinate the governance of all of the mutual funds in the Prudential  mutual fund complex.  The role of the  Executive  Committee  is solely  advisory and  consultative,  without  derogation  of any of the duties or  responsibilities  of the Board. The following  Independent  Directors serve on the Executive  Committee:  Mr. La
Blanc and Ms. Smith.  Independent  directors or independent trustees from other funds in the Prudential mutual fund complex
also  serve  on  the  Executive  Committee.   The  responsibilities  of  the  Executive  Committee  include:   facilitating
communication  and coordination  between the Independent  Directors and Fund management on issues that affect more than one fund;  serving as a liaison  between the boards of  trustees/directors  of the funds and fund  management;  developing,  in consultation with outside counsel and management,  draft agendas for Board meetings;  reviewing and recommending changes to
Board  practices  generally and monitoring and  supervising the performance of legal counsel to the funds generally and the
Independent Directors.

         The Company  pays each of its  Independent  Directors  annual  compensation  in addition to certain  out-of-pocket expenses.  Directors who serve on the Committees may receive  additional  compensation.  The amount of annual  compensation paid to each  Independent  Director  may change as a result of the  introduction  of  additional  funds on whose Boards the
Director may be asked to serve.

         Independent  Directors may defer  receipt of their  Directors'  fee pursuant to a deferred fee agreement  with the
Fund.  Under the terms of the  agreement,  the Company  accrues  deferred  Directors'  fees daily  which,  in turn,  accrue interest at a rate  equivalent  to the  prevailing  rate to 90-day U.S.  Treasury  Bills at the  beginning of each calendar quarter or, at the daily rate of return of any  Prudential  mutual fund chosen by the Director.  Payment of the interest so accrued is also deferred and becomes  payable at the option of the Director.  The Company's  obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

         The Company has no retirement or pension plan for its Directors.

         The dollar range of equity securities  beneficially  owned by the Directors of the Company as of the calendar year ended December 31, 2003 are listed below:

Independent Directors:

------------------------- ----------------------------------------------------------------------- ---------------------------
                                                                                                  Aggregate Dollar Range of
                                                                                                   Equity Securities in All
                                                                                                    Funds Overseen by the
                                                                                                    Directors in the Fund
                                                  Dollar Range of Equity                                   Complex
    Name of Director                             Securities in each Fund
------------------------- ----------------------------------------------------------------------- ---------------------------
   David E. A. Carson     ASAF PBHG Small-Cap Growth Fund: ($1 - $10,000);  ASAF Marsico Capital      $10,001 - $50,000
                          Growth Fund:  ($1-$10,000);  ASAF Goldman  Sachs  Concentrated  Growth
                          Fund: ($1 - $10,000);  ASAF William Blair  International  Growth Fund:
                          ($1 - $10,000)

------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Robert E. LaBlanc         ASAF ProFund Managed OTC Fund ($10,001 - $50,000)                             Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Douglas H. McCorkindale                                    N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Richard A. Redeker                                      N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
Robin B. Smith                                             N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Stephen Stoneburn                                       N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------
------------------------- ----------------------------------------------------------------------- ---------------------------
   Clay T. Whitehead                                       N/A                                          Over $100,000
------------------------- ----------------------------------------------------------------------- ---------------------------

Interested Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   Robert F. Gunia                                         N/A                                            Over $100,000
----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
     Judy A. Rice                                          N/A                                            Over $100,000
----------------------- -------------------------------------------------------------------------- ---------------------------

         During the past fiscal year, the Directors  considered and approved the Complex's  investment  management and each
Fund's  sub-advisory  agreement with the Managers and its  Sub-advisors,  individually.  In connection  with these reviews, the  Directors,  with the advice and  assistance  of  independent  counsel  and  counsel to the  Portfolios,  received  and considered  information and reports  relating to the nature,  quality and scope of the services  provided to the Portfolios by the Managers and its  affiliates,  as well as each  Sub-advisor.  The Directors,  in each case,  considered the level of and the reasonableness of the fees charged for these services,  together with comparative  aggregate investment  management fee and expense information showing, among other things, the fees paid for advisory,  administrative,  transfer agency, and shareholder services and the total expense ratio of each Fund of the Company relative to its peer group of mutual funds.

In addition, the Directors considered, among other factors:

o        the effect of the investment advisory fee and portfolio  administration fee structure on the expense ratio of each
     Fund of the Company;

o        the effect of the  investment  advisory fee and portfolio  administration  fee structure on the nature or level of services to be provided to each Fund of the Company;

o        the investment performance of each Fund of the Company;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other investment companies managed by the Managers;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other investment  companies not advised by the Managers or the Sub-advisors  but believed to be generally  comparable in its investment objectives and size to each Fund of the Company; and

o        the continuing need of the Managers and each  Sub-advisor to retain and attract  qualified  investment and service professionals to serve the Company and each Fund in an increasingly competitive industry.

         The  Directors  also  considered  financial  information  about the  Managers'  costs,  an analysis of  historical profitability  of each  Fund,  and the  importance  of  supporting  quality,  long-term  service  by the  Managers  and the
Sub-advisors to help achieve solid investment performance.

         Based on all the factors  described above and such other  considerations  and information as it deemed relevant to its decision,  the Directors determined that the approval of each investment  management and sub-advisory  agreement was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

         The  Directors  and  officers  of the  Company  who  are  affiliates  of the  Investment  Manager  do not  receive compensation  directly  from the Company for serving in such  capacities.  However,  those  officers  and  Directors of the
Company who are affiliated  with the Investment  Manager may receive  remuneration  indirectly,  as the Investment  Manager will  receive  fees from the Company for the  services it provides.  Each of the other  Directors  receives  annual and per meeting  fees paid by the  Company  plus  expenses  for each  meeting of the Board and of  shareholders  which he  attends.
Compensation  received during the fiscal period ended October 31, 2003 with respect to the  Registrant,  and for the period ended  December 31, 2003 with respect to the Fund  Complex,  by the  Directors  who are not  affiliates  of the  Investment
Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $53,355                             $181,550 (37/90)*
Julian A. Lerner+                                           $40,375                              $174,350 (4/78)*
Thomas M. O'Brien+                                        $36,900 (2)                          $181,150 (4/78)* (2)
John A Pileski+                                                     $38,875                      $184,650 (4/78)*
F. Don Schwartz+                                          $38,875(3)                           $178,150 (4/78)*(3)
Robert E. LaBlanc                                           $22,881                             $195,800 (42/98)*
Douglas H. McCorkindale(4)                                  $22,541                             $159,800 (38/91)*
Stephen P. Munn(5)                                          $21,916                             $166,300 (42/98)*
Richard A. Redeker                                          $23,579                             $169,800 (38/92)*
Robin B. Smith(4)                                           $14,910                             $172,500 (41/97)*
Stephen Stoneburn                                           $22,931                             $181,300 (40/95)*
Clay T. Whitehead                                           $23,458                             $223,300 (41/96)*
+ Messrs. Lerner, O'Brien, Pileski and Schwartz resigned from the Board as of April 30,2003

(1)      Indicates number of  funds/portfolios  in Fund Complex  (including the Company) to which  aggregated  compensation relates.  At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.
(2)  Mr. O'Brien deferred payment of this  compensation.  The total value of all deferred  compensation,  as of October 31,
     2003, was $207,195 from the Registrant and $527,948 from the Registrant and Fund Complex.
(3) Mr. Schwartz  deferred  payment of a portion of this  compensation.  The total value of all deferred  compensation,  as of
        October 31, 2003, was $29,300 from the Registrant and $88,670 from the Registrant and Fund Complex.
(4) Including  accrued  interest,  on amounts  deferred  through December 31, 2003, the total value of compensation for the calendar year amounted to approximately $274,600 and $388,600 for Mr. McCorkindale and Ms. Smith, respectively.
(5)   Effective November 30, 2003, Mr. Munn ceased being a Director of the Company.

         The Company's Articles of Incorporation provides that the Directors,  officers and employees of the Company may be indemnified by the Company to the fullest extent  permitted by federal and state law,  including  Maryland law. Neither the
Articles of  Incorporation  nor the By-laws of the Company  authorize  the  Company to  indemnify  any  director or officer against any  liability to which he or she would  otherwise be subject by reason of or for willful  misfeasance,  bad faith, gross negligence or reckless disregard of such person's duties.

         Under the  Maryland  General  Corporation  Law, a Director of the Company  who is held liable for  assenting  to a distribution  made in  violation  of the  Company's  Articles  of  Incorporation  is  entitled  to  contribution  from each shareholder  of the Company for the amount the  shareholder  accepted  knowing the  distribution  was made in  violation of those  provisions.  Absent such knowledge,  a shareholder  will not be obligated to the Company or its creditors in respect of shares held in the Company  except to the extent of any unpaid portion of the  subscription  price or purchase price for such shares.

         As of February 3, 2004,  the Directors and officers of the Company owned,  in the aggregate,  less than 1% of each class of the Company's shares.

Codes of Ethics.  The Company,  the Investment  Manager and the  Distributor  have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes  contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments  in  securities,  including  securities  that may be purchased or held by the Funds and Portfolios, by such personnel.

Proxy Voting  Policies and  Recordkeeping  Procedures.  The Board has  delegated to the  Company's  Investment  Manager the responsibility  for voting any  proxies  and  maintaining  proxy  recordkeeping  with  respect  to each Fund.  The  Company authorizes  the Manager to delegate,  in whole or in part,  its proxy voting  authority to its  Sub-adviser  or third party vendors,  consistent  with the policies set forth below.  The proxy voting process shall remain subject to the  supervision of the Board, including any Committee thereof established for that purpose.

         The Managers and the Board view the proxy voting  process as a component of the  investment  process and, as such, seek to ensure  that all proxy  proposals  are voted with the  primary  goal of seeking  the  optimal  benefit  for a Fund.
Consistent  with this goal, the Board views the proxy voting process as a means to encourage  strong  corporate  governance practices and ethical  conduct by corporate  management.  The Manager and the Board maintain a policy of seeking to protect the best  interests  of a Fund should a proxy  issue  potentially  implicate a conflict of interest  between a Fund and the
Manager or its affiliates.

         The  Manager  delegates  to each  Fund's  Sub-adviser  the  responsibility  for  voting the  Fund's  proxies.  The
Sub-adviser  is expected to identify and seek to obtain the optimal  benefit for the Fund it manages,  and to adopt written
Policies  that meet certain  minimum  standards,  including  that the policies be  reasonably  designed to protect the best interests of the Fund and delineate  procedures to be followed when a proxy vote presents a conflict  between the interests of the  Fund  and the  interests  of the  Sub-adviser  or its  affiliates.  The  Managers  and the  Board  expect  that the
Sub-adviser  will notify the Manager and the Board at least annually of any such  conflicts  identified and confirm how the issue was resolved.  In addition,  the Managers expect that the Sub-adviser  will deliver to the Manager,  or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

         A summary of the proxy voting policies of each Fund's Sub-advisor is set forth in Appendix B of this SAI.

                                       INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGERS:

         American Skandia Investment Services, Inc. ("ASISI"),  One Corporate Drive, Shelton,  Connecticut,  and Prudential
Investments LLC ("PI"),  Gateway Center Three, 100 Mulberry Street,  Newark, New Jersey,  serve as co-managers of the Funds
(each an "Investment Manager" and together the "Investment  Managers") pursuant to an investment  management agreement with the  Company  on behalf  of each Fund (the  "Management  Agreement").  Until May 1, 2003 when PI became  co-manager,  ASISI served as the sole  investment  manager to the  Company  since it  commenced  operations  and has served  since 1992 as the investment  manager to American  Skandia  Trust  ("AST"),  an investment  company  whose shares are made  available to life insurance  companies  writing  variable  annuity  contracts  and  variable  life  insurance  policies.  PI also  serves  as co-manager to AST as well as investment  manager to the investment  companies  that comprise the  Prudential  mutual funds.
PI and its  predecessors  have served as manager or  administrator  to  investment  companies  since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential  Financial,  Inc.  ("Prudential").  Founded in 1875,  Prudential is a publicly held financial  services company primarily  engaged in providing life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement related services and  administration,  asset management,  securities  brokerage,
banking  and  trust  services,   real  estate  brokerage  franchises  and  relocation  services  through  its  wholly-owned subsidiaries.

         For a list of those officers and Directors of the Company who also serve in similar  capacities for the Investment
Managers, see this SAI under "Management of the Company."

..........Under the Management  Agreement,  PI, as co-manager,  will provide supervision and oversight of ASISI's investment management  responsibilities  with respect to the Company.  Pursuant to the Management  Agreement,  the Investment Managers
will jointly administer each Fund's business affairs and supervise each Fund's  investments.  The Investment  Managers must provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and  shareholder servicing  services  that are deemed  advisable by the Board of  Directors.  Subject to approval by the Board of Directors, the Investment  Managers may select and employ one or more  sub-advisors  for a Fund, who will have primary  responsibility for  determining  what  investments  the Fund will  purchase,  retain and sell.  The  Investment  Managers have engaged the
Sub-advisors  noted on the cover of this SAI to conduct the various  investment  programs of each Fund pursuant to separate sub-advisory agreements.

..........The  Management  Agreement  provides,  in  substance,  that the  Investment  Manager  will  furnish each Fund with investment  advice and investment  management and  administrative  services  subject to the supervision of the Directors of the Company,  where  applicable,  and in conformity with the stated investment  objective,  policies and limitations of the applicable  Fund. The Investment  Manager is responsible  for providing,  at its expense,  such personnel as is required by each Fund for the proper  conduct of its affairs and may engage a  sub-advisor  to conduct  the  investment  program of the
Fund pursuant to the Investment  Manager's  obligations under the Management  Agreement.  The Investment  Manager,  not the
Funds is responsible for the expenses of conducting the investment programs of the Funds.

..........The Management  Agreement  provides further that neither the Investment  Manager nor its personnel shall be liable for any act or omission in the course of, or connected  with,  rendering  services under the  agreement,  or for any losses that may be  sustained  in the  purchase,  holding  or sale of any  security  on behalf of the Funds,  except  for  willful misfeasance,  bad faith or gross  negligence in the  performance of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the agreement.  The Management  Agreement also permits the Investment  Manager to render services to others.

..........Under the terms of the  Management  Agreement,  each Fund has agreed to pay ASISI an  investment  management  fee, which is accrued daily and paid monthly,  equal on an annual basis to a stated  percentage of the respective Fund's average daily NAV. PI does not receive a fee for its services  under the Management  Agreement.  The  Investment  Manager,  not any
Fund, is responsible for the payment of the  sub-advisory  fees to the  Sub-advisors.  For a discussion of the fees payable to the Investment  Manager and the  Sub-advisors,  as well as any  applicable  voluntary fee waiver  arrangements,  see the
Company's Prospectus under "Expense Information" and "Management of the Funds."

..........Investment  Management  Fees.  ASISI  receives a monthly fee from each Fund for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  sub-advisory  services at no additional cost to any Fund.  Each Fund's  investment  management  fee is accrued  daily for the purposes of  determining  the offering and redemption  price of the Fund's  shares.  The fees payable to ASISI,  based on a stated  percentage  of the Fund's  average daily net assets, are as follows:

Fund:                                                                                   Annual Rate:
----                                                                                    -----------

ASAF International Equity Fund:                                                              1.10%

ASAF William Blair International Growth Fund:                                                1.00%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      1.00%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 1.00%

ASAF Large-Cap Growth Fund:                                                                  0.90%

ASAF T. Rowe Price Tax Managed Fund                                                          0.95%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.50%

         Investment  Management  Fee Waivers.  The Investment  Manager may from time to time agree to voluntarily  waive or reduce its fees,  while  retaining  their ability to be reimbursed for such fees prior to the end of each fiscal year. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

         The Investment  Manager has voluntarily  agreed to waive portions of its investment  management fees equal to .05%
of the average daily net assets less than $1 billion of the ASAF William  Blair Growth Fund;  .20% of the average daily net assets of the ASAF  Alliance  Growth and  Income  Fund;  .10% of the  average  daily net assets of the ASAF DeAM  Small-Cap
Growth Fund;  .10% of the average daily net assets of the ASAF Large-Cap  Growth Fund; .07% of the average daily net assets less than $1 billion of the ASAF  Goldman  Sachs  Concentrated  Growth Fund and .10% of the  average  daily net assets less than $1 billion of the ASAF Goldman Sachs Mid-Cap Growth Fund.

         The investment  management fee paid for each of the past three fiscal years by each Fund that was publicly offered prior to October 31, 2003 was as follows:

                                                                  Year ended           Year ended            Year ended
                                                                  ----------           -----------           ----------
Name of Fund                                                   October 31, 2001      October 31, 2002      October 31, 2003
------------                                                   ----------------      ----------------      ----------------

                             ASAF International Equity Fund        $592,695             $543,219              $488,501

               ASAF William Blair International Growth Fund        $3,841,986           $2,161,604            $1,374,452

                            ASAF PBHG Small-Cap Growth Fund        $2,023,697           $1,391,312            $937,891

                            ASAF DeAM Small-Cap Growth Fund        $560,468             $450,200              $392,715

                          ASAF Gabelli Small-Cap Value Fund        $1,421,911           $1,976,197            $1,807,511

                     ASAF Goldman Sachs Mid-Cap Growth Fund        $236,388             $209,909              $210,786

                   ASAF Neuberger Berman Mid-Cap Value Fund        $1,590,795           $1,980,922            $1,721,620

                               ASAF INVESCO Technology Fund        $312,651             $258,838              $192,817

                          ASAF INVESCO Health Sciences Fund        $40,494              $174,080              $167,256

                              ASAF ProFund Managed OTC Fund        $258,985             $272,632              $270,064

                           ASAF Marsico Capital Growth Fund        $8,799,262           $6,891,761            $5,596,554

                ASAF Goldman Sachs Concentrated Growth Fund        $15,837,193          $8,464,301            $5,198,925

                                 ASAF Large-Cap Growth Fund        $0                   $1,327                $13,591

                         ASAF T.  Rowe  Price  Tax  Managed        $9,994               $49,389               $68,686
Fund
                     ASAF Sanford Bernstein Core Value Fund        $27,107              $162,969              $276,179

              ASAF Sanford Bernstein Managed Index 500 Fund        $799,176             $1,087,205            $1,072,855

                       ASAF Alliance Growth and Income Fund        $2,333,727           $2,495,894            $2,327,186

                           ASAF MFS Growth with Income Fund        $426,192             $456,532              $373,310

                           ASAF INVESCO Capital Income Fund        $2,613,726           $2,018,744            $1,463,599

              ASAF American Century Strategic Balanced Fund        $1,690,530           $1,479,890            $1,218,738

                        ASAF Federated High Yield Bond Fund        $936,997             $1,029,558            $1,321,082

                          ASAF PIMCO Total Return Bond Fund        $2,094,849           $2,947,082            $3,583,069

                                     ASAF Money Market Fund        $2,164,909           $1,752,856            $1,844,079

         The ASAF PBHG Small-Cap  Growth Fund, ASAF Gabelli  Small-Cap Value Fund, ASAF Goldman Sachs  Concentrated  Growth
Fund,  ASAF INVESCO  Capital Income Fund,  ASAF American  Century  Strategic  Balanced Fund, ASAF Federated High Yield Bond
Fund,  ASAF PIMCO Total  Return Bond Fund and ASAF Money  Market  Fund  commenced  operations  on July 28,  1997.  The ASAF
William Blair  International  Growth Fund,  and ASAF  Alliance  Growth and Income Fund  commenced  operations on January 2,
1998. The ASAF  Neuberger  Berman  Mid-Cap Value Fund and ASAF Marsico  Capital Growth Fund commenced  operations on August
19, 1998.  The ASAF  International  Equity Fund,  the ASAF Sanford  Bernstein  Managed Index 500 Fund,  and ASAF MFS Growth
with Income Fund  commenced  operations on November 1, 1999. The ASAF DeAM  Small-Cap  Growth Fund commenced  operations on
March 1, 2000. The ASAF Goldman Sachs Mid-Cap Growth Fund,  ASAF INVESCO  Technology  Fund,  ASAF ProFund  Managed OTC Fund
commenced  operations on September 11, 2000.  The ASAF INVESCO Health  Sciences  Fund,  ASAF T. Rowe Price Tax Managed Fund
and ASAF  Sanford  Bernstein  Core  Value Fund  commenced  operations  on March 1, 2001.  The ASAF  Large-Cap  Growth  Fund
commenced  operations  on May 1, 2002.  As  discussed in this SAI under "Fund  Expenses"  and in the  Company's  Prospectus under "Expense  Information,"  the Investment  Manager has voluntarily  agreed to reimburse the other expenses of each Fund so that each  Fund's  total  expenses  do not exceed  specified  levels.  During the fiscal  period,  the  amounts of these reimbursements exceeded the investment management fees included in the above table.

         Each Management  Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the  Directors,  who are not parties to the  agreement or  interested  persons of any such party, cast in person at a meeting  specifically  called for the purpose of voting on such  approval.  Each  Management  Agreement may be  terminated  without  penalty on 60 days' written  notice by vote of a majority of the Directors or Trustees,  where applicable,  or by the Investment  Manager,  or by holders of a majority of the applicable Fund's  outstanding  shares, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         The Investment  Managers  currently engage the following  Sub-advisors to conduct the investment  programs of each
Fund  pursuant to separate  sub-advisory  agreements  with the  Investment  Manager (the  "Sub-Advisory  Agreements"):  (a)
William Blair & Company,  LLC for the ASAF William Blair International  Growth Fund and ASAF International Equity Fund; (b)
American Century  Investment  Management,  Inc. for the ASAF American Century  Strategic  Balanced Fund, (c) Deutsche Asset
Management,  Inc.  for the ASAF DeAM  Small-Cap  Growth  Fund;  (e) Pilgrim  Baxter &  Associates,  Ltd.  for the ASAF PBHG
Small-Cap  Growth Fund;  (f) GAMCO  Investors,  Inc. for the ASAF Gabelli  Small-Cap  Value Fund;  (g) Goldman  Sachs Asset
Management,  L.P. for the ASAF Goldman  Sachs  Mid-Cap  Growth Fund and ASAF Goldman Sachs  Concentrated  Growth Fund;  (h)
Neuberger Berman  Management Inc. for the ASAF Neuberger  Berman Mid-Cap Value Fund; (i) INVESCO Funds Group,  Inc. for the
ASAF INVESCO  Technology  Fund, the ASAF INVESCO Health Sciences Fund and the ASAF INVESCO Capital Income Fund; (k) ProFund
Advisors LLC for the ASAF ProFund Managed OTC Fund; (l) Alliance  Capital  Management L.P. for the ASAF Alliance Growth and
Income Fund; (m) Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital Growth Fund; (n) Jennison  Associates LLC
for the ASAF  Large-Cap  Growth Fund; (o) T. Rowe Price  Associates,  Inc. for the ASAF T. Rowe Price Tax Managed Fund; (p)
Sanford C.  Bernstein & Co., LLC for the ASAF Sanford  Bernstein  Core Value Fund and the ASAF  Sanford  Bernstein  Managed
Index 500 Fund;  (q)  Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income Fund;  (r)  Federated
Investment  Counseling for the ASAF Federated High Yield Bond Fund; (s) Pacific  Investment  Management Company LLC for the
ASAF PIMCO Total Return Bond Fund; (t) Wells Capital Management Incorporated for the ASAF Money Market Fund.

         The Sub-Advisory  Agreements  provide that the Sub-advisors  will formulate and implement a continuous  investment program for each Fund in accordance  with the Fund's  investment  objective,  policies and  limitations  and any investment guidelines  established by the Investment  Manager.  Each Sub-advisor  will,  subject to the supervision and control of the
Investment  Manager,  determine in its discretion  which issuers and securities will be purchased,  held, sold or exchanged by the Fund,  and will place  orders  with and give  instructions  to brokers and  dealers to cause the  execution  of such transactions.  The  Sub-advisors  are required to furnish the  Investment  Manager with  periodic  reports  concerning  the transactions  and  performance  of the Fund.  Each  Sub-advisor  is required  to furnish at its own expense all  investment facilities necessary to perform its obligations under the Sub-Advisory  Agreement.  Nothing in the Sub-advisory  Agreements prevents the  Investment  Manager from engaging other  sub-advisors  to provide  investment  advice and other services to a
Fund, or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         Pilgrim  Baxter &  Associates,  Ltd. is an  indirect,  wholly-owned  subsidiary  of Old Mutual plc, a London based international financial services organization.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized  in 1999 as  successor to the  investment advisory  business  of a New York  corporation  of the  same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr.
Mario J. Gabelli may be deemed a  "controlling  person" of GAMCO on the basis of his  controlling  interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         Neuberger  Berman  Management Inc. is an indirect wholly owned  subsidiary of Lehman  Brothers  Holdings,  Inc., a publicly traded holding company.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         Alliance Capital Management  Corporation ("ACMC"), is an indirect wholly-owned  subsidiary of AXA Financial,  Inc.
("AXA Financial"),  is the general partner of Alliance Capital  Management,  L.P.  ("Alliance  Capital").  Alliance Capital
Management  Holding L.P.  ("Alliance  Holding") owns  approximately  54.6% of the outstanding units of limited  partnership interest in Alliance Capital ("Alliance  Units").  ACMC is the general partner of Alliance Holding,  whose equity interests are traded on the New York Stock Exchange,  Inc. ("NYSE") in the form of units ("Alliance  Holding Units").  AXA Financial, together with certain of its  wholly-owned  subsidiaries,  including  ACMC,  beneficially  owns  approximately  1.9% of the outstanding  Alliance  Holding  Units,  which  together with the 54.6% stake in Alliance  Units,  represents an approximate
55.7% economic  interest in Alliance Capital. AXA Financial, a Delaware corporation,  is a wholly-owned  subsidiary of AXA, a French company.

         Marsico Capital Management, LLC is a wholly owned indirect subsidiary of Bank of America Corporation.

         T. Rowe Price  Associates,  Inc. is a  wholly-owned  subsidiary  of T. Rowe Price Group,  Inc., a  publicly-traded holding company engaged in the financial services and investment management business.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance Capital Management L.P.

         Massachusetts  Financial  Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings,
Inc. which in turn is an indirect  wholly owned  subsidiary of Sun Life Services of Canada,  Inc. (a diversified  financial services organization).

         Federated Investment Management Company is a wholly owned subsidiary of Federated Investors.

         Pacific  Investment  Management Company LLC ("PIMCO"),  a Delaware limited liability company,  is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P.,  ("ADAM LP").  Allianz  Aktiengesellschaft  ("Allianz AG")
is the  indirect  majority  owner of ADAM  LP.  Allianz  AG is a  European-based,  multinational  insurance  and  financial services holding company.  Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

         Jennison  Associates  LLC is a  wholly-owned  subsidiary of Prudential  Investment  Management,  Inc.,  which is a wholly-owned subsidiary of Prudential Financial, Inc.

         Sub-Advisory  Fees. ASISI pays each  Sub-advisor on a monthly basis for the performance of sub-advisory  services.
The fee payable to the Sub-advisors with respect to each Fund may differ,  reflecting,  among other things,  the investment objective,  policies and limitations of each Fund and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's fee is accrued daily for purposes of  determining  the amount payable by the Investment  Manager to the  Sub-advisor.  The fees payable to the Sub-advisors, based on a stated percentage of the Fund's average daily net assets, are as follows:

         William  Blair & Company,  LLC for the ASAF William Blair  International  Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Fund:
..30% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .25% of the portion over
$500  million but not in excess of $1 billion;  plus .20% of the  portion in excess of $1  billion.  Prior to November  11,
2002, the Investment  Manager has engaged Janus Capital  Management LLC as  Sub-advisor  for the Fund  (formerly,  the ASAF
Janus  Overseas  Growth Fund) for an annual rate of .60% of the portion of the average  daily net assets of the Fund not in excess of $100 million;  when the average  daily net assets of the Fund equal or exceed $100 million,  the annual rate will be .50% of the entire average daily net assets of the Fund.

         William  Blair & Company,  LLC for the ASAF  International  Equity  Fund:  An annual  rate equal to the  following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund: .30% of the portion of the  combined  average  daily net  assets  not in excess of $500  million;  plus .25% of the  portion  over $500 million but not in excess of $1 billion;  plus .20% of the portion in excess of $1  billion.  Prior to December  15,  2003, the Investment Manager has engaged Strong Capital Management,  Inc. as Sub-advisor for the Fund (formerly,  the ASAF Strong
International  Equity Fund) for an annual rate equal to the following  percentages of the combined average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the Sub-advisor and the  Investment  Manager as being  similar to the Fund:  .45% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion  over $500  million but not in excess of $1 billion;  plus .35%of the portion in excess of $1 billion.

         Pilgrim Baxter & Associates,  Ltd. for the ASAF PBHG Small-Cap  Growth Fund: An annual rate equal to the following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund: .50% of the portion of the  combined  average  daily net  assets  not in excess of $100  million;  plus .45% of the  portion  over $100 million but not in excess of $400  million;  plus .40% of the portion over $400 million but not in excess of $900  million;
plus .35% of the portion in excess of $900  million.  Prior to  September  14,  2001,  the  Investment  Manager had engaged
Janus Capital  Management LLC as Sub-advisor for the ASAF PBHG Small-Cap  Growth Fund  (formerly,  the ASAF Janus Small-Cap
Growth  Fund),  for a total  Sub-advisory  fee of .50% of the  portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .45% of the portion  over $100 million but not in excess of $500  million;  plus .40% of the portion over $500 million but not in excess of $1 billion; plus .35% of the portion in excess of $1 billion.

         Deutsche Asset  Management,  Inc. for the ASAF DeAM  Small-Cap  Growth Fund: An annual rate equal to the following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .35% of the portion of the  combined  average  daily net assets not in excess of $100  million;  plus .30% of the portion over $100 million but not in excess of $300  million;  plus .25% of the portion over $300 million but not in excess of $500  million;
plus .20% of the  portion in excess of $500  million.  Prior to  December  10,  2001,  the  Investment  Manager had engaged
Zurich Scudder  Investments,  Inc. as Sub-advisor  for the Fund  (formerly the ASAF Scudder  Small-Cap  Growth Fund) for an annual  rate of .50% of the portion of the average  daily net assets of the Fund not in excess of $100  million;  plus .45%
of the portion over $100 million but not in excess of $400  million;  plus .40% of the portion over $400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

         GAMCO  Investors,  Inc.  for the ASAF  Gabelli  Small-Cap  Value  Fund:  An  annual  rate  equal to the  following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Fund: .40% of the portion of the  combined  average  daily net assets not in excess of $1  billion;  plus .30% of the portion in excess of $1 billion.  Prior to September 11, 2000, the  Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as Sub-advisor for the Fund  (formerly  the ASAF T. Rowe Price Small  Company  Value Fund) for an annual rate of.60% of the average  daily net assets of the Fund.

         Goldman Sachs Asset  Management,  L.P. for the ASAF Goldman Sachs Mid-Cap Growth Fund: An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Fund and ASAF Goldman Sachs  Concentrated  Growth
Fund and the following  series of American  Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs
Concentrated  Growth  Portfolio,  that are managed by the  Sub-Advisor and identified by the Sub-advisor and the Investment
Manager as being  similar to the Funds .28% of the  portion of the  average  daily net assets of the Funds not in excess of
$1 billion  plus .25% of the  portion of the net assets  over $1  billion.  Prior to  November  11,  2002,  the  Investment
Manager has engaged Janus Capital  Management  LLC as  Sub-advisor  for the Fund  (formerly,  the ASAF Janus Mid-Cap Growth
Fund) for an annual  rate of 50% of the portion of the  combined  average  daily net assets not in excess of $250  million;
plus .45% of the portion  over $250 million but not in excess of $750  million;  plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Neuberger  Berman  Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         INVESCO Funds Group, Inc. for the ASAF INVESCO Technology Fund: An annual rate equal to the following  percentages of the  combined  average  daily net  assets of the Fund and the ASAF  INVESCO  Health  Sciences  Fund:  .55% of the of the
portion of the average  daily net assets not in excess of $100  million;  plus .45% of the portion of the average daily net assets over $100  million  but not in excess of $200  million;  plus .425% of the  portion of the average  daily net assets over $200  million but not in excess of $400  million;  plus .40% of the portion of the average  daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

         INVESCO  Funds Group,  Inc. for the ASAF  INVESCO  Health  Sciences  Fund:  An annual rate equal to the  following percentages  of the  combined  average  daily net  assets of the Fund and the ASAF  INVESCO  Technology  Fund:  .55% of the
portion of the average  daily net assets not in excess of $100  million;  plus .45% of the portion of the average daily net assets over $100  million  but not in excess of $200  million;  plus .425% of the  portion of the average  daily net assets over $200  million but not in excess of $400  million;  plus .40% of the portion of the average  daily net assets over $400 million but not in excess of $900 million; plus .35% of the average daily net assets in excess of $900 million.

         ProFund  Advisors LLC for the ASAF ProFund  Managed OTC Fund: An annual rate of .35% of the portion of the average daily net assets of the Fund not in excess of $400  million;  plus .25% of the portion  over $400  million.  Prior to March
1, 2001, the Investment Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

         Marsico  Capital  Management,  LLC for the ASAF Marsico Capital Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

         Goldman Sachs Asset  Management,  L.P. for the ASAF Goldman Sachs  Concentrated  Growth Fund: An annual rate equal to the following  percentages  of the combined  average daily net assets of the Fund and ASAF Goldman Sachs Mid-Cap  Growth
Fund and the following  series of American  Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs
Concentrated  Growth  Portfolio,  that are managed by the  Sub-Advisor and identified by the Sub-advisor and the Investment
Manager as being  similar to the Funds .28% of the  portion of the  average  daily net assets of the Funds not in excess of
$1 billion  plus .25% of the  portion of the net assets  over $1  billion.  Prior to  November  11,  2002,  the  Investment
Manager has engaged Janus Capital  Management  LLC as  Sub-advisor  for the Fund  (formerly,  the ASAF Janus Mid-Cap Growth
Fund) for an annual rate of .45% of the average daily net assets of the Fund.

         Jennison  Associates LLC for the ASAF Large-Cap Growth Fund: An annual rate equal to the following  percentages of the  average  daily net  assets of the Fund:  .20% of the  portion  of the  average  daily net assets not in excess of $500 million;  plus .15% of the portion  over $500  million but not in excess of $1 billion;  plus .10% of the portion in excess of $1  billion.  Prior to  February  2, 2004,  the  Investment  Manager had  engaged  Deutsche  Asset  Management,  Inc. as
Sub-advisor for the Fund at a total  Sub-advisory fee of an annual rate equal to the following  percentages of the combined average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the prior  Sub-advisor and identified by the prior  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .20% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .15% of the portion over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         T. Rowe Price  Associates,  Inc. for the ASAF T. Rowe Price Tax Managed  Fund: An annual rate equal to .45% of the of the  portion of the Fund's  average  daily net assets  not in excess of $100  million;  plus .40% of the  portion of the average  daily net assets  over $100  million  but not in excess of $250  million;  plus .35% of the  portion of the Fund's average daily net assets in excess of $250 million.

         Sanford C.  Bernstein & Co.,  LLC for the ASAF  Sanford  Bernstein  Core Value  Fund:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Fund:
..25% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .20% of the portion over
$500 million.

         Sanford C.  Bernstein & Co., LLC for the ASAF Sanford  Bernstein  Managed  Index 500 Fund: An annual rate equal to the following  percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the
Fund:  .1533% of the  portion of the  combined  average  daily net assets not in excess of $300  million;  plus .10% of the portion of the net assets over $300  million.  Notwithstanding  the  foregoing,  the  following  annual rate will apply for each day that the combined  average  daily net assets are not in excess of $300  million:  .40% of the first $10 million of combined  average daily net assets;  plus .30% on the next $40 million of combined  average daily net assets;  plus .20% on the next $50 million of combined  average  daily net assets;  plus .10% on the next $200 million of combined  average daily net assets.  Prior to May 1, 2000, the  Investment  Manager had engaged  Bankers Trust Company as Sub-advisor  for the Fund at a total  Sub-advisory  fee equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia  Trust that was managed by Bankers  Trust Company and  identified  by the  Sub-Advisor  and
ASISI as being  similar to the Fund:  .17% of the portion of the  combined  average  daily net assets not in excess of $300 million;  plus .13% of the portion  over $300  million but not in excess of $1 billion;  plus .08% of the portion in excess of $1 billion.

         Alliance  Capital  Management  L.P.  for the ASAF  Alliance  Growth and Income  Fund:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-Adviser  and  identified  by the  Sub-advisor  and the  Investment  Manager as being  similar to the
Portfolio:  .30% of the portion of the  combined  average  daily net assets not in excess of $1  billion;  plus .25% of the portion over $1 billion but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5  billion.  Prior to
May 1, 2000, the Investment  Manager had engaged Lord,  Abbett & Co. as  Sub-advisor  for the Fund at a total  Sub-advisory fee of .50% of the  portion of the  average  daily net assets of the Fund not in excess of $200  million;  plus .40% of the portion  over $200  million  but not in excess of $500  million;  plus .375% of the  portion  over $500  million but not in excess of $700  million;  plus .35% of the portion  over $700 million but not in excess of $900  million;  when the average daily net assets of the Fund equal or exceed $900  million,  the annual rate will be .30% of the entire  average  daily net assets of the Fund.

         Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income Fund:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Fund and the domestic  equity  series of American
Skandia Trust that are managed by Massachusetts  Financial  Services  Company:  .40% of the portion of the combined average daily net assets not in excess of $300  million;  plus .375% of the  portion  over $300  million  but not in excess of $600 million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion  over
$900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Capital  Income Fund: An annual rate of .35% of the average daily net assets of the Fund.

         American Century  Investment  Management,  Inc. for the ASAF American Century Strategic  Balanced Fund: Because of
the large amount of assets being sub-advised for the Investment  Manager by American Century Investment  Management,  Inc.,
the  Investment  Manager was able to negotiate a reduction to the  Sub-advisor's  standard fee  schedule.  This reduced fee schedule is an annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor  and identified by the Sub-advisor and Investment
Manager as being  similar to the Fund:  .45% of the  portion of the  average  daily net assets of the Fund not in excess of
$50  million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion over
$100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         Federated  Investment  Counseling  for the ASAF  Federated  High Yield Bond  Fund:  An annual  rate of .25% of the portion of the  average  daily net assets of the Fund not in excess of $200  million;  plus .20% of the  portion  over $200 million.

         Pacific  Investment  Management  Company LLC for the ASAF PIMCO Total Return Bond Fund:  An annual rate of .25% of the average daily net assets of the Fund.

         Wells  Capital  Management  Incorporated  for the ASAF Money  Market Fund:  An annual rate equal to the  following percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by Wells Fargo  Investment  Management,  Incorporated  and identified by it and ASISI as being similar to the Fund: .07% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .05% of the portion over $500 million but not in excess of $1.5  billion;  plus .04% of the portion in excess of $1.5  billion.  Prior to  September  17,
2001, the Investment  Manager had engaged J.P. Morgan  Investment  Management,  Inc. as Sub-advisor for the Fund at a total
Sub-advisory  fee of an annual rate equal to the  following  percentages  of the combined  average  daily net assets of the
Fund and the series of American  Skandia  Master  Trust that is managed by J.P.  Morgan  Investment  Management,  Inc.  and identified  by it and ASISI as being  similar to the Fund:  .09% of the portion of the  combined  average  daily net assets not in excess of $500 million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion;  plus .04% of the portion over $1.5 billion.

Sub-Advisory Fee Waivers.  Certain  Sub-advisors have voluntarily  agreed to waive a portion of their sub-advisory fees set forth above, as follows:

         Commencing  January 1, 2002,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the  following  fee  schedule  based on the  combined  average  daily net assets of the ASAF  Neuberger  Berman
Mid-Cap  Value Fund and the series of American  Skandia  Trust that are managed by the  Sub-advisor  and  identified by the
Sub-advisor  and  Investment  Manager  as being  similar  to the Funds is in effect:  .40% of the  portion of the  combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

         Commencing March 1, 2001, Marsico Capital  Management,  LLC has voluntarily agreed to waive the portion of its fee that  exceeds the  following  percentage  of the combined  average  daily net assets of the Fund and the series of American
Skandia  Trust.  that is managed by the  Sub-advisor  and  identified by the  Investment  Manager and  Sub-advisor as being similar to the Fund:  .40% of the  combined  average  daily net assets of the Fund.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         Commencing January 1, 2001,  Federated  Investment  Counseling,  the Sub-advisor for the ASAF Federated High Yield
Bond Fund, has voluntarily  agreed to waive a portion of its  sub-advisory  fee so that the following fee schedule based on the combined  average daily net assets of the Fund and the AST Federated High Yield Portfolio of American  Skandia Trust is
in effect:  .25% of the portion of the combined  average daily net assets not in excess of $200  million;  plus .20% of the portion over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the Sub-advisor for the ASAF INVESCO Capital Income Fund, has voluntarily  agreed to waive a portion of its fee so that the  following fee schedule  based on the combined  average daily net assets of the Fund and the AST INVESCO  Capital  Income  Portfolio  is in effect:  .35% of the portion of the  combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The  sub-advisory  fees paid by the Investment  Manager for each Fund for the fiscal years ended October 31, 2001,
October 31, 2002 and October 31, 2003, were as follows:

Name of Fund                                                   Period Ended            Year Ended            Year ended
------------                                                   ------------            ----------            ----------
                                                             October 31, 2001       October 31, 2002      October 31, 2003
                                                             ----------------       ----------------      ----------------

ASAF International Equity Fund(1)                                   $242,466               $222,120     $199,841
ASAF William Blair International Growth Fund(2)                     $1,920,993             $1,080,802   $410,396

ASAF PBHG Small-Cap Growth Fund(3)                                  $1,047,336             $637,671     $463,124

ASAF DeAM Small-Cap Growth Fund(4)                                  $294,983               $192,104     $67,257

ASAF Gabelli Small-Cap Value Fund                                   $569,601               $790,479     $723,004

ASAF Goldman Sachs Mid-Cap Growth Fund(5)                           $126,884               $108,668     $53,922

ASAF Neuberger Berman Mid-Cap Value Fund                            $702,191               $787,624     $627,801

ASAF INVESCO Technology Fund                                        $171,958               $142,361     $106,049

ASAF INVESCO Health Sciences Fund                                   $22,272                $95,744      $91,991

ASAF ProFund Managed OTC Fund(6)                                    $106,641               $112,260     $111,203

ASAF Marsico Capital Growth Fund                                    $3,465,859             $2,552,684   $2,230,617
ASAF Goldman Sachs Concentrated Growth Fund(7)                      $6,148,424             $3,166,325   $1,318,017

ASAF Large-Cap Growth Fund                                               $0                      $332   $3,020

ASAF T. Rowe Price Tax Managed Fund                                 $4,734                 $23,395      $32,536

ASAF Sanford Bernstein Core Value Fund                              $7,973                 $47,932      $81,229

ASAF Sanford Bernstein Managed Index 500 Fund                       $99,897                $135,901     $134,107

ASAF Alliance Growth and Income Fund                                $583,773               $654,961     $542,351

ASAF MFS Growth with Income Fund                                    $137,073               $152,285     $132,150
ASAF INVESCO Capital Income Fund                                    $1,063,260             $855,558     $683,013

ASAF American Century Strategic Balanced Fund                       $657,428               $575,513     $473,954

ASAF Federated High Yield Bond Fund                                 $221,239               $225,832     $283,143

ASAF PIMCO Total Return Bond Fund                                   $805,711               $1,133,493   $1,378,104

ASAF Money Market Fund                                              $173,193               $162,181     $147,526

(1)      For fiscal  year  2001,  the entire fee noted  above was paid to A I M Capital  Management,  Inc.,  the prior Sub-
advisor for the Fund.  For fiscal year 2002,  $25,253 was paid to AIM and $196,867 was paid to Strong  Capital  Management,
Inc.
(2)      For fiscal  years 2001 and 2002 the entire fee noted above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor for the Fund.
(3)      For fiscal year 2001,  $962,193 was paid to Janus Capital  Management,  LLC, the prior Sub-advisor to the Fund and
     $85,143 was paid to Pilgrim Baxter & Associates, Ltd.
(4)  For fiscal years 2001, the entire fee noted above was paid to Zurich Scudder Investments,  Inc., the prior Sub-advisor for the Fund. For fiscal year ended 2002, $31,502 was paid to Zurich Scudder  Investments,  Inc. and $160,602 was paid to Deutsche Asset Management, Inc.
(5)  For  fiscal  years 2001 and 2002,  the entire fee noted  above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor for the Fund.
(6)  For fiscal year 2001, $36,820 was paid to Rydex Global Advisors and $69,821 was paid to ProFund Advisors LLC.
(7)  For  fiscal  years 2001 and 2002,  the entire fee noted  above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor for the Fund.

         The ASAF PBHG Small-Cap  Growth Fund, ASAF Gabelli  Small-Cap Value Fund, ASAF Goldman Sachs  Concentrated  Growth
Fund,  ASAF INVESCO  Capital Income Fund,  ASAF American  Century  Strategic  Balanced Fund, ASAF Federated High Yield Bond
Fund,  ASAF PIMCO Total  Return Bond Fund and ASAF Money  Market  Fund  commenced  operations  on July 28,  1997.  The ASAF
William  Blair  International  Growth Fund and ASAF  Alliance  Growth and Income Fund  commenced  operations  on January 2,
1998. The ASAF  Neuberger  Berman  Mid-Cap Value Fund and ASAF Marsico  Capital Growth Fund commenced  operations on August
19, 1998.  The ASAF  International  Equity Fund,  the ASAF Sanford  Bernstein  Managed Index 500 Fund,  and ASAF MFS Growth
with Income Fund  commenced  operations on November 1, 1999. The ASAF DeAM  Small-Cap  Growth Fund commenced  operations on
March 1, 2000. The ASAF Goldman Sachs Mid-Cap Growth Fund,  ASAF INVESCO  Technology  Fund,  ASAF ProFund  Managed OTC Fund
commenced  operations on September 11, 2000.  The ASAF INVESCO Health  Sciences  Fund,  ASAF T. Rowe Price Tax Managed Fund
and ASAF  Sanford  Bernstein  Core  Value Fund  commenced  operations  on March 1, 2001.  The ASAF  Large-Cap  Growth  Fund
commenced operations on May 1, 2002.

         Each Sub-Advisory  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the Directors,  where applicable,  who are not parties to the agreement or interested  persons of any such  party,  cast in person at a meeting  specifically  called  for the  purpose of voting on such  approval.  Each
Sub-Advisory  Agreement may be terminated  without penalty at any time by the Investment Manager or the Sub-advisor upon 60 days' written notice,  and will  automatically  terminate in the event of its  "assignment" (as that term is defined in the
1940 Act) or upon  termination  of the  Management  Agreement  with  respect to that  particular  Fund  (provided  that the
Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the "Administrator"),  103 Bellevue Parkway,  Wilmington,  Delaware 19809, a Delaware corporation which is an  indirect  wholly-owned  subsidiary  of PNC  Financial  Corp.,  serves  as the  administrator  for both the  Company.
Pursuant to  administration  agreements  between the  Administrator  and the  Company,  respectively  (the  "Administration
Agreements"),  the Administrator has agreed to provide certain fund accounting and administrative  services to the Company, including,  among other  services,  accounting  relating to the Company and the investment  transactions  of the foregoing;
computing  daily NAVs;  monitoring  the  investments  and income of the Company for  compliance  with  applicable tax laws;
preparing  for  execution  and filing  federal  and state tax  returns,  and annual and  semi-annual  shareholder  reports;
preparing monthly financial  statements  including a schedule of investments;  assisting in the preparation of registration statements  and  other  filings  related  to  the  registration  of  shares;  coordinating  contractual  relationships  and communications  between the Investment Manager and the Company's custodians;  preparing and maintaining the Company's books of account, records of securities  transactions,  and all other books and records in accordance with applicable laws, rules and  regulations  (including,  but not limited  to,  those  records  required  to be kept  pursuant  to the 1940 Act);  and performing such other duties related to the  administration  of the Company as may be agreed upon in writing by the parties to the respective  Administration  Agreements.  The  administrator  does not have any  responsibility  or authority for the management of the assets of the Funds,  the  determination of their investment  policies,  or for any matter  pertaining to the distribution of securities issued by the Company.

         Under the terms of the  Administration  Agreements,  the  Administrator  shall be obligated  to exercise  care and diligence in the performance of its duties,  to act in good faith and to use its best efforts,  within  reasonable  limits, in  performing  services  to be  provided  for under the  agreements.  The  Administrator  shall be liable for any  damages arising out of its failure to perform its duties under the  Administration  Agreements to the extent such damages arise out of its willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of such duties.  Any person,  even though also an officer,  director,  partner,  employee or agent of the Administrator,  who may be or become an officer,  director, employee  or agent of the  Company , shall be deemed when  rendering  services to the Company or acting on any  business of the Company  (other than  services or business in  connection  with the  Administrator's  duties  under the  Administration
Agreements)  to be rendering  such services to or acting solely for the Company and not as an officer,  director,  partner, employee  or  agent  or one  under  the  control  or  direction  of  the  Administrator  even  though  paid  by  them.  The
Administration  Agreements  shall continue  until  terminated by either party on 60 days' prior written notice to the other party.

         As compensation  for the services and facilities  provided by the  Administrator  to the Company,  the Company has
agreed to pay the  Administrator  its  "out-of-pocket"  expenses,  plus a monthly  multi-class fee of $3,000 per Fund, plus
(except  for the ASAF  Sanford  Bernstein  Managed  Index 500 Fund) the greater of the  following  monthly fee based on the average  daily net assets of the Funds -- 0.10%  (first  $200  million),  0.06%  (next $200  million),  0.0275%  (next $200 million),  0.02% (next $400 million) and 0.01% (over $1 billion) -- or a minimum  annual fee of $75,000 (for primarily U.S.
securities)  and $100,000  (for  primarily  international  securities)  per Fund.  The fee for the ASAF  Sanford  Bernstein
Managed  Index 500 Fund is the greater of the  following  monthly fee based on the average  daily net assets of the Fund --
0.05% (first $200  million),  0.03% (next $200 million),  0.0275% (next $200 million),  0.02% (next $400 million) and 0.01%
(over $1 billion) - or a minimum  monthly fee of $6,250.  The  Administrator  has agreed to  voluntarily  waive  certain of these fees and expenses.

         Reimbursable  "out-of-pocket"  expenses include,  but are not limited to, postage and mailing,  telephone,  telex,
Federal  Express,  outside  independent  pricing  service charges and record  retention/storage.  For the fiscal year ended
October 31, 2001, the Company paid the  Administrator  $2,703,933.  For the fiscal year ended October 31, 2002, the Company paid the  Administrator  $3,092,608.  For the fiscal  year ended  October 31,  2003,  the  Company  paid the  Administrator
$2,848,429.   These amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American  Skandia Fund  Services,  Inc.  ("ASFS"),  an affiliate of ASISI,  receives a fee from each Fund under an
Administration  Agreement  between ASFS and the Company with respect to services provided in connection with investments in the Company by certain  qualified  retirement  plans.  Pursuant to this  agreement,  ASFS selects and contracts  with third parties providing  administrative  services for such plans  ("third-party  administrators")  or agents for such third-party administrators.  Among  other  matters,  third  party  administrators  maintain  records  of the  holdings  in the Funds of individual plan  participants.  As a result of the third-party  administrators'  services,  the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each Fund to pay the third-party  administrators and their agents, which fee may be used to reduce fees that would  otherwise be payable by the qualified  plan to the  third-party  administrator.  The fee payable to
ASFS  corresponds  to the aggregate fees payable by ASFS to  third-party  administrators  and agents under the terms of the agreements  between  ASFS  and  such  third-party  administrators  and  agents.  Such  fees,  depending  on the  particular agreement,  are payable by ASFS either (a) at an annual rate of 0.20% of plan assets  invested in the Company  through such third-party  administrator  or agent,  or (b) at a fixed dollar amount up to $15 annually per  participant  account that is maintained by a third-party  administrator  reflecting the holdings of a plan  participant in a Fund. ASFS does not receive any compensation as qualified plans  administrator in addition to amounts it pays to third-party  administrators  and their agents and for other out-of -pocket expenses.

                                                       FUND EXPENSES

..........Each  Fund  pays its own  expenses  including,  without  limitation:  (i)  expenses  of  maintaining  the Fund and continuing  its  existence;  (ii)  registration  of the Fund  under  the 1940 Act;  (iii)  auditing,  accounting  and legal expenses;  (iv) taxes and interest;  (v) governmental fees; (vi) expenses of issue, sale, repurchase and redemption of Fund shares;  (vii) expenses of registering  and qualifying the Fund and its shares under federal and state  securities laws and of preparing and printing  prospectuses  for such purposes and for  distributing  the same to  shareholders  and investors;
(viii) fees and expenses of registering and maintaining  registrations of the Fund and of the Fund's principal  underwriter as a  broker-dealer  or agent under state  securities  laws;  (ix) expenses of reports and notices to  shareholders  and of meetings  of  shareholders  and proxy  solicitations  therefor;  (x)  expenses  of reports  to  governmental  officers  and commissions;  (xi) insurance  expenses;  (xii)  association  membership dues;  (xiii) fees,  expenses and  disbursements of custodians for all services to the Fund; (xiv) fees,  expenses and  disbursements of transfer agents,  dividend  disbursing agents,  shareholder  servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts;  (xvi) any direct charges to  shareholders  approved by the Directors of the Company,  where  applicable;  (xvii)
compensation  and expenses of Directors of the Company,  where  applicable,  who are not "interested  persons" of the Fund, respectively;  and  (xviii)  such  nonrecurring  items  as may  arise,  including  expenses  incurred  in  connection  with litigation,  proceedings  and claims and the  obligation  of the Company to indemnify  its  directors,  and  officers  with respect  thereto.  Expenses  incurred by the Company not directly  attributable  to any specific  Fund are allocated on the basis of the net assets of the respective Funds.

..........The  Investment  Manager has  voluntarily  agreed  until March 1, 2005 to reimburse  each Fund for its  respective operating expenses,  exclusive of taxes,  interest,  brokerage commissions,  distribution fees and extraordinary  expenses, but inclusive of the management fee, which in the aggregate exceed  specified  percentages of the Fund's average net assets as follows:

         ASAF International Equity Fund: 1.60%

         ASAF William Blair International Growth Fund: 1.60%

         ASAF PBHG Small-Cap Growth Fund: 1.30%

         ASAF DeAM Small-Cap Growth Fund: 1.40%

         ASAF Gabelli Small-Cap Value Fund: 1.40%

         ASAF Goldman Sachs Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF INVESCO Health Sciences Fund: 1.40%

         ASAF ProFund Managed OTC Fund: 1.25%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Goldman Sachs Concentrated Growth Fund: 1.25%

         ASAF Large-Cap Growth Fund: 1.17%

         ASAF T. Rowe Price Tax Managed Fund: 1.30%

         ASAF Sanford Bernstein Core Value Fund: 1.20%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Capital Income Fund: 1.17%

         ASAF American Century Strategic Balanced Fund: 1.15%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF Money Market Fund: 1.00%

..........The Investment  Manager may terminate the above  voluntary  agreements at any time after March 1, 2005.  Voluntary payments of Fund expenses by the  Investment  Manager may be made subject to  reimbursement  by the Fund, at the Investment
Manager's  discretion,  within the two year period  following such payment to the extent  permissible  under applicable law and  provided  that the Fund is able to  effect  such  reimbursement  and  remain in  compliance  with  applicable  expense limitations.

                                                 DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTORS:

..........American Skandia Marketing,  Incorporated ("ASM"), located at One Corporate Drive, Shelton, Connecticut 06484, and
Prudential Investment Management Services,  Inc. ("PIMS") (together the "Distributor") serve as the principal  underwriters and distributors  for each Fund pursuant to an underwriting  agreement  initially  approved by the Directors of the Company
(the "Underwriting  Agreement").  Each Distributor is a registered  broker-dealer and member of the National Association of
Securities  Dealers,  Inc.  ("NASD").  Each  Distributor is an "affiliated  person" (within the meaning of the 1940 Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

..........Shares of each Fund will be  continuously  offered and will be sold by selected  broker-dealers  who have executed selling  agreements with the  Distributor.  The Distributor  bears all the expenses of providing  services  pursuant to the
Underwriting  Agreement.  Each Fund bears the expenses of  registering  its shares with the SEC and with  applicable  state regulatory  authorities.  The  Underwriting  Agreement  continues  in effect for two years from  initial  approval  and for successive one-year periods thereafter,  provided that each such continuance is specifically  approved (i) by the vote of a majority of the Directors of the Company,  including a majority of the  Directors  who are not parties to the  Underwriting
Agreement  or  "interested  persons" of any such party (as defined in the 1940 Act);  or (ii) by the vote of a "majority of the outstanding  voting  securities" of a Fund (as defined in the 1940 Act). In the event that the  Underwriting  Agreement terminates,  all  obligations  of the  Distributor  thereunder  shall cease,  including the  Distributor's  undertaking  to purchase Class X Bonus Shares. For information  regarding Class X Bonus Shares and the Distributor's  undertaking,  see the
Company's  Prospectus  under "How to Buy Shares:  Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The following table shows, for the period ended September 30, 2003,  information  about the compensation  received by the Distributor:

Net Underwriting Commissions
(portion of initial sales charge retained by Distributor):                      $517,459
Compensation on Redemptions:                                                    $15,225,674
Other Compensation from other Distribution Plans:                               $37,244,719
Total Sales Charge A:                                                           $2,981,864
Portion Paid to Brokers:                                                        $2,579,430
Retained by Distributor:                                                        $402,434
Total Sales Charge C:                                                           $1,038,839

         For the period ended September 30, 2003, aggregate  underwriting  commissions were $4,020,698,  of which, $517,459 was retained by the  Distributor.  For the period  ended  September  30,  2002,  aggregate  underwriting  commissions  were
$6,750,377, of which $840,553 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted separate  Distribution and Service plans (commonly referred to as "12b-1 Plans") for Class
A, B, C and X shares of each Fund (the  "Class A Plan,"  "Class B Plan,"  "Class C Plan" and "Class X Plan,"  individually, and  collectively,  the "Class  Plans")  pursuant  to  appropriate  resolutions  of the  Directors  of the  Company  and in accordance  with the  requirements  of Rule 12b-1 under the 1940 Act and the  requirements  of the applicable  rules of the
NASD  regarding  asset based sales charges.  Effective on or about April 12, 2004,  the Company will have adopted  separate
12b-1 Plans for Class L shares (formerly,  Class A shares) and Class M shares (formerly,  Class B shares) for each Fund and
Class D shares for ASAF Money  Market  Fund only.  The Class Plans  permit the payment of certain  fees from Fund assets to the  Distributor,  an affiliate of the  Investment  Manager,  for its  services and costs in  distributing  Fund shares and providing for services to shareholder  accounts.  In addition,  the Company adopted a Supplemental  Distribution  Plan (the
"Supplemental  Plans," and together  with the Class Plans,  the "Plans")  under Rule 12b-1 under the 1940 Act to permit the
Distributor to receive  brokerage  commissions in connection with purchases and sales of securities held by the Funds,  and to use these  commissions to promote the sale of shares of the Funds.  The Supplemental  Distribution  Plan for the Company
was  terminated by the vote of the majority of the Directors of the Company who are not  interested  persons of the Company and have no direct or indirect  financial  interest in the operations of the  Supplemental  Distribution  Plan.  Since July
2000 when the Supplemental  Distribution  Plan suspended its operations,  no payments have been made under the Supplemental
Distribution Plan.

         Under the Plans, the Distributor may use the amounts received to pay various  distribution-related  expenses, such as advertising,  printing of sales materials,  training sales personnel, and compensating broker-dealers who sell shares of the Company and provide  services to  shareholder  accounts.  Such  broker-dealer  compensation  may include  initial sales concessions,  ongoing sales and service fees, and additional  marketing  fees requested by selling  broker-dealers,  all as described  below  under  "Dealer  Compensation  Information."  The  Distributor  may receive  compensation  under the Plans regardless of whether it actually uses such  compensation to pay  distribution  expenses.  The Distributor has assigned its right to receive any  distribution  and service fees under the Class B Plan and the Class X Plan, as well as any contingent deferred  sales charge for Class B and Class X shares,  to an  unaffiliated  third party that  finances the sale of Class B and Class X shares.

         The following  table shows,  for the period ended  September 30, 2003,  the nature and amount of the  expenditures made under the Plans:

         Advertising and sales literature and fulfillment:             $303,066
         Printing of prospectuses and reports
         for other than current shareholders:                          $62,472
         Compensation to sales personnel:
                  (including direct expenses
                  of sales personnel):                                 $5,215,905
         Compensation to dealers
                  (Class A shares):                                    $4,515,813
         Compensation to dealers
                  (Class B shares):                                    $19,951,060
         Compensation to dealers
                  (Class C shares):                                    $8,616,287
         Compensation to dealers
                  (Class X shares):                                    $638,819
         Purchase of Class X bonus
                  Shares:                                              $587,201
         Other dealer compensation:                                    $758,283
         The  distribution  expenses paid under the Plans will be intended to result in the sale of shares of the Company's various Funds. As a result,  amounts  incurred by a Fund under the Plans  (including  brokerage  commissions paid by a Fund under the  Supplemental  Plans) may be used in a manner that  promotes the sale of shares of other Funds.  Certain Funds of the Company may not be available for additional  investments or for purchase by new investors.  Distribution  expenses that are not  attributable to a particular Fund will be allocated among the Funds on different bases (e.g.,  relative asset size and  relative  new sales of the Funds)  depending  on the nature of the  expense and the manner in which the amount of such expense  is  determined.  Distribution  expenses  that  are  attributable  to a  particular  class of a Fund  (e.g.,  sales concessions) will be allocated to that class.

         The Plans were  adopted by a majority  vote of the  Directors  of the  Company,  including  at least a majority of
Directors,  as applicable,  who are not "interested  persons" of the Funds (as defined in the 1940 Act) and who do not have any direct or  indirect  financial  interest  in the  operation  of the Plans,  cast in person at  meetings  called for the purpose of voting on the Plans.  In approving the Plans,  the Directors of the Company  identified  and considered a number of potential benefits which the Plans may provide,  including,  but not limited to, improving the Distributor's  ability to attract  investments by enabling it to compensate  broker-dealers  selling  shares of the Funds  adequately and in the most effective  manner,  and that the  resulting  increases in assets should  enable the Funds to achieve  greater  economies of scale and lower their per-share  operating  expenses.  The Directors also  considered the benefit of promoting  shareholder access to the services of broker-dealer  representatives who have knowledge of the shareholders'  particular  circumstances and goals.  With respect to the Class X Plan,  the  Directors  considered  the possible  increase in investor  interest and consequent  increase  in  portfolio  assets  resulting  from the use of the fees  payable  under  such  plan,  in part,  to facilitate  the  Distributor's  purchase  of  additional  shares for Class X investors  as a bonus.  The  Directors  of the
Company  believe  that there is a  reasonable  likelihood  that the Plans will benefit each Fund and its current and future shareholders in the manner contemplated.

         Each Plan,  pursuant  to its terms,  remains in effect from year to year  provided  such  continuance  is approved annually by vote of the Directors,  as applicable,  in the manner  described  above.  All material  amendments to the Plans must be approved by the Directors,  as applicable,  in the manner  described  above.  The Class Plans may not be amended to increase  materially the amount to be spent for  distribution  without approval of the shareholders of each class of a Fund affected  thereby  entitled to vote thereon  under the 1940 Act. The  Supplemental  Plans may not be amended to  materially change the source of monies from which  distribution  expenses are paid without  approval of the  shareholders of each Fund affected  thereby  entitled to vote thereon under the 1940 Act. The Plans may be terminated as to additional  shares of any
Fund at any time,  without  payment of a penalty,  by vote of the majority of the  Directors,  as  applicable,  who are not interested  persons of the Fund and have no direct or indirect  financial  interest in the operations of the Plans, or by a vote of a  "majority  of the  outstanding  voting  securities"  (as  defined in the 1940 Act) of the class,  Fund  affected thereby  entitled  to  vote  thereon  under  the  1940  Act.  A Plan  will  automatically  terminate  in the  event  of its
"assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation  information  described in the Company's  Prospectus,  the following may be applicable to the purchase of Fund shares.

         Class A Dealer  Compensation.  Until on or about April 12, 2004, the concessions  paid to dealers and brokers from the initial sales charge on the sale of Class A shares, and after April 12, 2004 Class L shares, are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               Offering                                       Offering
------------------                                --------------                                 --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition,  the  Distributor  may allocate the entire amount of the initial sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The  Distributor  uses  distribution  and service fees  received  under the Class A Plan to  compensate  qualified dealers for services  provided in connection  with the sale of shares and the  maintenance  of shareholder  accounts.  Such compensation  generally is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's  average daily net assets  attributable to Class A shares held in accounts of the dealer or its customers.  However,  in the case of shares  purchased at NAV with a CDSC, the Distributor  will pay the dealer of record a sales  commission in an amount equal to 0.50% of the amount  invested,  and the ongoing  compensation  will not begin until one year after purchase.  NAV shares are not subject to the one-year  exclusion in cases where the  shareholder has made  arrangements  with the Company and the dealer of record waives the sales commission.

         Effective on or about April 12, 2004, the  compensation  paid under the Class L Plan (formerly  Class A shares) to qualified  dealers  will  remain at an  annual  rate not to exceed  0.50% of the  Fund's  average  daily  net  assets.  The compensation  paid  under the Class A Plan (new  Class A shares)  to  qualified  dealers  will be at an annual  rate not to exceed 0.30% of the Fund's average daily net assets.

         Effective on or about April 12, 2004,  the  concessions  paid to dealers and brokers from the initial sales charge on the sale of new Class A shares are as follows:

         Class B Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class B Plan to  compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of shareholder  accounts.  Such  compensation  is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's  average  daily net assets  attributable  to Class B shares (and any shares  purchased  by the  reinvestment  of dividends or capital gains) held for eight years or less.

         Until on or about April 12, 2004,  the  Distributor  normally pays a sales  concession of 5.50% (and may pay up to
6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale.

         Effective on or about April 12, 2004, the Distributor  will pay a sales  concession of 4.00% of the purchase price of new Class B shares,  and a sales  concession  of 5.50% of the purchase  price of Class M shares,  to the dealer from its own resources at the time of the sale.

         Effective on or about April 12, 2004, the  compensation  paid under the Class M Plan (formerly  Class B shares) to qualified  dealers will remain at an annual rate not to exceed 0.50% of the Fund's  average  daily net assets  attributable to former Class B shares (and any shares  purchased  by the  reinvestment  of  dividends  or capital  gains) held for eight years or less.  The  compensation  paid  under the Class B Plan (new  Class B shares) to  qualified  dealers  will be at an annual  rate not to exceed  0.50% of the Fund's  average  daily net assets  attributable  to Class B shares  held for seven years or less.

         Class X Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class X Plan as reimbursement for its purchases of Bonus Shares, as well as to compensate  qualified dealers,  brokers,  banks and other financial  institutions  for  services  provided  in  connection  with the sale of Class X shares  and the  maintenance  of shareholder  accounts.  Such  latter  compensation  is paid by the  Distributor  quarterly  at an annual rate not to exceed
0.50% of the Fund's average daily net assets  attributable to Class X shares (and any shares  purchased by the reinvestment of dividends or capital gains as such shares) held for over seven years.

         The  Distributor  normally  pays a sales  concession  of 3.00% (and may pay up to 3.50%) of the purchase  price of
Class X shares to the dealer from its own resources at the time of the sale.

         Effective  on or about April 12,  2004,  Class X shares will no longer be offered to new  purchases.  Dividends on
Class X shares  will  continue to be invested  in Class X shares.  Class X shares  will only be  exchangeable  with Class X shares offered by other ASAF Funds.

         Class C Dealer  Compensation.  The Distributor uses  distribution and service fees received under the Class C Plan to  compensate  qualified  dealers for  services  provided in  connection  with the sale of shares and the  maintenance  of shareholder  accounts.  The  Distributor  currently  pays a 1.00% fee to dealers in advance upon sale of Class C shares and retains the fee paid by the Fund in the first year.  After the shares have been held for a year, the  Distributor  pays the fee to dealers on a quarterly basis. The Class C CDSC is waived,  and the one-year  exclusion on ongoing  compensation does not apply,  in cases where the  shareholder  has made  arrangements  with the  Company and the dealer of record  waives the
1.00% fee upon sale.  Similarly,  the  initial  fee is not paid and the payment of ongoing  quarterly  compensation  begins immediately  after purchase with respect to shares  purchased under an asset allocation  program  sponsored by ASISI or its affiliates.

         Additional  Dealer  Compensation.  In addition to the amounts paid to dealers as  concessions  that are  discussed above with respect to each class of the Company's shares,  the Distributor or an affiliate  ("American  Skandia") may enter into  special  compensation  arrangements  with  dealers or networks of dealers that have sold or are expected to sell Fund shares.  As of  February  20,  2004,  American  Skandia had  entered  into such  arrangements  with  forty-five  third-party dealers.  Each  arrangement is structured as an arrangement  between  American  Skandia and a third-party in  consideration for aggregating assets in the Funds,  maintaining an operational  platform,  and maintaining a sales organization.  None of these payments in connection with such arrangements will change the price an investor pays for shares.

                                             DETERMINATION OF NET ASSET VALUE

         Each Fund's net asset value or NAV is determined by subtracting its  liabilities  from the value of its assets and dividing the  remainder  by the number of shares  outstanding.  A Fund will  compute its NAV once each  business day at the close of regular trading on the NYSE,  usually 4:00 p.m. New York time,  after the close of trading on the NYSE, or earlier if the NYSE  closes  early.  A Fund may not  compute  its NAV on days on which no orders to  purchase,  sell or redeem Fund shares have been  received  or days on which  changes in the value of the Fund's  portfolio  securities  do not  materially affect its NAV. The NYSE is closed on the following  holidays:  New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV per share of the Money Market Fund is determined by using the amortized  cost method of valuing  portfolio instruments.  Under the  amortized  cost method of valuation,  an instrument is valued at cost and the interest  payable at maturity upon the instrument is accrued as income,  on a daily basis,  over the remaining life of the  instrument.  Neither the amount of daily income nor the NAV is affected by unrealized  appreciation or  depreciation  of the Fund's  investments assuming the  instrument's  obligation is paid in full on maturity.  In periods of declining  interest rates, the indicated
daily yield on shares of the Fund  computed  using  amortized  cost may tend to be higher than a similar  computation  made using a method of valuation  based upon market prices and estimates.  In periods of rising  interest  rates,  the indicated
daily  yield on shares of the Fund  computed  using  amortized  cost may tend to be lower than a similar  computation  made using a method of valuation  based upon market prices and estimates.  In addition,  short-term  obligations  with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

         The  amortized  method of  valuation  is intended to permit the Money  Market Fund to maintain a constant  NAV per share of $1.00.  No  assurances  can be given that this can be attained.  The Directors of the Company,  where  applicable, periodically  review the extent of any  deviation  from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates  were used. In the event such a deviation  would exceed  one-half of one percent,  the
Directors  of the Company will  promptly  consider  any action that  reasonably  should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling  portfolio  securities prior to maturity,  not declaring earned income dividends,  valuing  portfolio  securities on the basis of current market prices, if available,  or, if not available,  at fair value, and (considered highly unlikely by management of the Company)  redemption of shares in kind (i.e., with portfolio securities).

         Under the 1940 Act, the Board is  responsible  for  determining in good faith the fair value of securities of each
Fund. In accordance  with procedures  adopted by the Board,  the value of investments  listed on a securities  exchange and
Nasdaq  National  Market  System  securities  (other than options on stock and stock  indexes) are valued at the last sales price on the day of  valuation  or, if there was no sale on such day,  the mean  between  the last bid and asked  prices on such day or at the last bid price on such day in the absence of an asked price.  Securities  included on the Nasdaq  market are valued at the Nasdaq official  closing price (NOCP) on the day of valuation,  or if there was no NOCP, at the last sale price.  Nasdaq  market  securities  for which there was no NOCP or last sale price are valued at the mean  between the last bid and asked prices on the
day of valuation,  or the last bid price in the absence of an asked price.  Corporate  bonds (other than  convertible  debt securities) and U.S.  government  securities  that are actively traded in the  over-the-counter  market,  including  listed securities  for which the primary  market is  believed by the  investment  adviser in  consultation  with the Manager to be over-the-counter,  are  valued  on the  basis of  valuations  provided  by an  independent  pricing  agent or more than one principal market maker which uses information with respect to transactions in bonds,  quotations from bond dealers,  agency ratings,  market transactions in comparable  securities and various  relationships between securities in determining value.
Convertible  debt securities that are actively  traded in the  over-the-counter  market,  including  listed  securities for which the primary market is believed by the investment  adviser in  consultation  with the Manager to be  over-the-counter, are valued at the mean  between the last  reported  bid and asked  prices (or the last bid price in the absence of an asked price)  provided by more than one principal  market maker (if available,  otherwise,  a primary  dealer).  Options on stock and stock  indexes  traded on an exchange are valued at the last sale price on such  exchange or, if there was no such sale on such day, at the mean between the most recently  quoted bid and asked prices on the  respective  exchange or at the last bid price on such day in the absence of an
asked price and futures  contracts and options  thereon are valued at their last sales prices as of the close of trading on the applicable  commodities  exchange or board of trade or, if there was no sale on the applicable  commodities exchange or board of trade on such day, at the mean between the most  recently  quoted bid and asked  prices on such  exchange or board of trade or at the last bid price on such day in the  absence of an asked  price.  Quotations  of foreign  securities  in a foreign currency are converted to U.S. dollar  equivalents at the current rate obtained from a recognized  bank,  dealer or independent  service on the day of valuation,  and forward  currency  exchange  contracts are valued at the current cost of covering or offsetting such contracts  calculated on the day of valuation.  Should an extraordinary  event, which is likely to affect the value of the  security,  occur after the close of an exchange on which a portfolio  security is traded,  such security  will be valued at fair value  considering  factors  determined  in good  faith by the  investment  adviser  under procedures established by and under the general supervision of the Fund's Board of Directors.

         Securities  or other assets for which  reliable  market  quotations  are not readily  available,  or for which the pricing  agent or  principal  market  maker  does not  provide a  valuation  or  methodology  or  provides a  valuation  or methodology  that,  in the  judgment  of the  investment  adviser or Manager  (or  Valuation  Committee  or Board) does not represent  fair value,  are valued by the Valuation  Committee or Board,  in  consultation  with the Manager and investment adviser,  including,  as applicable,  their portfolio managers,  traders and its research and credit analysts and legal and compliance personnel,  on the basis of the following factors:  nature of any restrictions on disposition of the securities, assessment of the general  liquidity/illiquidity  of the securities,  the issuer's  financial  condition and the markets in which it does  business,  the cost of the  security,  the size of the holding  and the  capitalization  of the issuer,  any available  analyst,  media or other reports of information  deemed reliable by the Manager or investment  adviser regarding the issuer or the markets or industry in which it  operates,  consistency  with  valuation  of similar  securities  held by other  Prudential  funds,  transactions in comparable  securities,  relationships  among various  securities and such other factors as may be  determined  by the Manager,  the  investment  adviser,  Board of  Directors  or  Valuation  Committee to materially  affect the value of the security.  Fair Value  Securities  may include,  but are not limited to, the following:
certain private  placements and restricted  securities that do not have an active trading market;  securities whose trading has been  suspended or for which market  quotes are no longer  available;  debt  securities  that have  recently  gone into default and for which there is no current market;  securities whose prices are stale;  securities denominated in currencies that are restricted,  untraded or for which exchange rates are disrupted;  securities  affected by significant  events; and
securities that the Adviser or Manager believes were priced  incorrectly.  A "significant  event" (which  includes,  but is not limited to, an  extraordinary  political or market event) is an event that the investment  adviser or Manager  believes with a reasonably  high degree of certainty  has caused the closing  market  prices of one or more of the Fund's  portfolio securities  to no  longer  reflect  their  value at the  time of the  Fund's  NAV  calculation.  On a day that the  Manager determines  that one or more of the  Fund's  portfolio  securities  constitute  Fair  Value  Securities,  the  Manager  may determine the fair value of these  securities  without the supervision of the Valuation  Committee if the fair valuation of all such securities  results in a change of less than $0.01 to the Fund's NAV and the Manager  presents these valuations to the Board for its  ratification.  Short-term  debt  securities  are  valued at cost,  with  interest  accrued  or  discount amortized to the date of maturity,  if their original maturity was 60 days or less, unless such valuation,  in the judgment of the investment  adviser or Manager,  does not represent fair value.  Securities with remaining  maturities of 60 days or more, for which market  quotations are readily  available,  are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

         Although the legal rights of each class of shares are  substantially  identical,  the different  expenses borne by each class will result in  different  NAVs.  The NAV of Class B and Class C shares will  generally be lower than the NAV of
Class A shares as a result of the larger  distribution-related  fee to which Class B and Class C shares are subject.  It is expected  however that the NAV per share of the three  classes  will tend to converge  immediately  after the  recording of dividends,  if any, which will differ by approximately  the amount of the  distribution  and/or service fee expense accrual differential among the classes.

                                               ADDITIONAL INFORMATION ON THE
                                             PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

..........The Company's  Prospectus under "How to Buy Shares" describes  certain  reductions and/or waivers of sales charges and CDSC  that  apply to the  purchase  of Class A  Shares.  The  following  provides  more  specific  information  on such reductions or waivers as well as certain additional waivers.

..........Until on or about April 12, 2004,  the  following  policies  with respect to  reductions  and/or  waivers of sales charges and CDSC will apply to Class A shares and thereafter will apply to Class L shares (old Class A shares).

         Waiver of All Class A Sales  Charges.  No sales  charge is imposed  on sales of Class A shares  for the  following investors:  (1) the Investment Manager,  its parent company, any affiliate or subsidiary of the parent company; (2) present or former  officers,  directors and trustees  (and their  parents,  spouses and dependent  children) of the Company and the
Investment  Manager  (including  its parent  company or any  affiliate or subsidiary  of the parent  company);  (3) present employees  (and their  parents,  spouses and dependent  children) of the Company,  the  Investment  Manager  (including its parent  company or any  affiliate or  subsidiary  of the parent  company) or the  Sub-advisors,  and any  retirement  plans established by such entities for their  employees;  (4) accounts with respect to which any person  described in (2) and (3)
above acts as a custodian on behalf of a minor  (including  Uniform  Gift to Minors Act and Uniform  Transfer to Minors Act
accounts);  (5) present  partners and employees (and their parents,  spouses and dependent  children) of the Transfer Agent and the  Company's  legal  counsel  and  administrator;  (6)  broker-dealer  firms  that  have a sales  agreement  with the
Distributor,  if they purchase  shares for their own accounts or for retirement  plans for their  employees;  (7) employees and  registered  representatives  (and their  parents,  spouses and  dependent  children)  of  broker-dealers  or financial institutions  that have entered into sales  arrangements with such  broker-dealers  (and are identified to the Distributor)
or with the  Distributor;  the purchaser  must certify to the  Distributor at the time of purchase that the purchase is for the  purchaser's  own  account  (or for the  benefit of such  employee's  parents,  spouse,  parents  of  spouse,  or minor children);  (8) employees of firms providing the Company or their  affiliates  with regular,  legal,  actuarial,  auditing, underwriting,  claims,  administrative,  computer support and marketing services;  (9) any Sub-advisor of the Company;  and
(10) shares issued in plans of  reorganization,  such as mergers,  asset  acquisitions and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The  Class A CDSC is  waived  in the  following  cases if  shares  are  redeemed  and the
Transfer Agent is notified:  (1)  redemptions  under a Systematic  Withdrawal  Plan as described in this  Prospectus  under
"Special  Investment  Programs and Privileges";  (2) redemptions to pay premiums for optional  insurance coverage described in this Prospectus under "Special  Investment  Programs and Privileges";  (3) redemptions  following death or post-purchase disability  (as  defined  by Section  72(m)(7)  of the Code);  (4)  distributions  or loans to  participants  of  qualified retirement plans and other employee benefit plans; (5) the portion of a mandated minimum  distribution  from an IRA, SIMPLE
IRA or 403(b)(7)  plan equal to the  percentage of your plan assets held in Class A shares of the Company;  (6) the portion of any  substantially  equal periodic  payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company;  (7) the return of excess  contributions  made to your IRA,  SIMPLE IRA,
403(b)(7)  plan or 401(k) plan;  and (8) where the  shareholder  has made  arrangements  with the Company and the dealer of record waives its initial sales commission.

         Combined  Purchases.  Initial sales charge  reductions  are available by combining into a single  transaction  the purchase of Class A shares with the purchase of any other class of shares.  Qualifying  purchases  include:  (1) individual purchases by a trustee (or other  fiduciary) if the  investment is for a single trust estate or single  fiduciary  account, including an employee  benefit plan other than those  described  above;  and (2)  purchases by qualified  employee  benefit plans,  other than those described  above,  of a single  employer,  or of affiliated  employers as defined in the 1940 Act.
Purchases  made for  nominee  or street  name  accounts  (securities  held in the name of an  investment  dealer or another nominee such as a bank trust  department  instead of the  customer)  may not be aggregated  with  purchases  made for other accounts and may not be  aggregated  with other  nominee or street name accounts  unless  otherwise  qualified as described above.

         Rights of  Accumulation.  Each Fund offers to all qualifying  investors  certain  "rights of  accumulation"  under which  investors are permitted to purchase Class A shares of any Fund at the price  applicable to the total of (a) the then current  purchase amount plus (b) an amount equal to the then current NAV of the purchaser's  holdings of all shares of any
Fund of the  Company.  Acceptance  of the  purchase  order is  subject  to  confirmation  of  qualification.  A  qualifying investor's rights of accumulation may be amended or terminated at any time as to subsequent purchases.

         Letter of Intent.  Any person may qualify for a reduced  sales charge on purchases of Class A shares made within a thirteen-month  period  pursuant to a Letter of Intent  ("LOI").  In computing  the total amount  purchased for purposes of determining  the  applicable  sales  commission,  the  offering  price of shares  currently  held in the Funds  which  were purchased  within  90 days  from the  date of  acceptance  of the LOI may be used as a  credit  toward  Fund  shares  to be purchased under the LOI. Class A, B, C and X shares acquired  through the  reinvestment of  distributions do not constitute purchases  for  purposes of the LOI.  During the term of an LOI,  American  Skandia  Fund  Services,  Inc.,  the  Company's
transfer agent (the "Transfer  Agent"),  will hold shares in escrow to secure payment of the higher sales charge applicable for shares  actually  purchased if the amount  indicated on the LOI is not  purchased.  Dividends and capital gains will be paid on all escrowed  shares and these  shares will be released  when the amount  indicated on the LOI has been  purchased.
An LOI does not  obligate  the  investor  to buy or the Fund to sell the  indicated  amount  of the LOI.  If the  specified amount of the LOI is not  purchased,  the  shareholder  shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales  charge that would have been paid had the  aggregate  purchases  been made at a single time. If the Class A shareholder  does not (within  twenty days after a written  request by the Transfer  Agent) pay such  difference in sales  charge,  the Transfer  Agent will redeem an  appropriate  number of escrowed  shares in order to realize  such  difference.  Additional  information  about  the  terms  of the  LOI  are  available  from  your  registered representative.

         Effective on or about April 12, 2004,  the following  policies with respect to reductions  and/or waivers of sales charges and CDSC will apply to the purchase of new Class A shares.

         Benefit  Plans.  Certain group  retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required  minimum for amount of assets,  average account  balance or number of eligible  employees.
For more information about these requirements, call Prudential at (800) 353-2847.

         Purchase  of $1 Million or More of Class A Shares.  If you  purchase $1 million or more of Class A shares you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

         Other Waivers. In addition,  Class A shares may be purchased at NAV, without the initial sales charge, through the
Distributor or the Transfer Agent, by:

     -  Officers of the JennisonDryden, Strategic Partners or ASAF mutual funds (including the Fund)

     - Employees of the Distributor,  Wachovia  Securities,  the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

     - Employees of investment  advisers of the  JennisonDryden,  Strategic  Partners,  or ASAF mutual funds  provided that purchases at NAV are permitted by such person's employer

     -  Prudential,  employees  and special  agents of  Prudential  and its  subsidiaries  and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     -  Members of the Board of Directors of Prudential

     - Real estate brokers,  agents and employees of real estate  brokerage  companies  affiliated with The Prudential Real
Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent

     - Registered  representatives  and  employees of brokers who have entered into a selected  dealer  agreement  with the
Distributor provided that purchases at NAV are permitted by such person's employer

     - Investors in Individual  Retirement  Accounts (IRAs),  provided the purchase is made in a directed  rollover to such
IRA  or  with  the  proceeds  of a  tax-free  rollover  of  assets  from a  Benefit  Plan  for  which  Prudential  provides administrative  or record  keeping  services and further  provided  that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - Orders  placed by  broker-dealers,  investment  advisers or  financial  planners  who have entered into an agreement with the  Distributor,  who place  trades  for  their own  accounts  or the  accounts  of their  clients  and who  charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs) and

     - Orders  placed by  clients of  broker-dealers,  investment  advisers  or  financial  planners  who place  trades for customer accounts if the accounts are linked to the master account of such  broker-dealer,  investment adviser or financial planner  and the  broker-dealer,  investment  adviser or  financial  planner  charges  the  clients a separate  fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers,  investment advisers or financial planners  sponsoring  fee-based programs (such as mutual fund "wrap"
or asset  allocation  programs  and mutual fund  "supermarket"  programs)  may offer their  clients  more than one class of shares in the Fund in connection with different  pricing options for their programs.  Investors  should consider  carefully any separate  transaction  and other fees charged by these programs in connection  with  investing in each available  share class before selecting a share class.

     For an investor to obtain any  reduction or waiver of the initial  sales  charges,  at the time of the sale either the
Transfer Agent must be notified  directly by the investor or the  Distributor  must be notified by the broker  facilitating the  transaction  that the sale  qualifies for the reduced or waived sales charge.  The reduction or waiver will be granted subject to  confirmation  of your  entitlement.  No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     Combined  Purchase  and  Cumulative  Purchase  Privilege.  If an  investor  or  eligible  group of  related  investors purchases Class A shares of the Fund  concurrently  with Class A shares of other  JennisonDryden,  Strategic  Partners,  or
ASAF mutual  funds,  the purchases  may be combined to take  advantage of the reduced  sales  charges  applicable to larger purchases.

     An eligible group of related Fund investors includes any combination of the following:

     -  An individual

     -  The individual's spouse, their children and their parents

     -  The individual's and spouse's IRA

     - Any  company  controlled  by the  individual  (a person,  entity or group that holds 25% or more of the  outstanding voting  securities  of a corporation  will be deemed to control the  corporation,  and a  partnership  will be deemed to be controlled by each of its general partners)

     - A trust created by the individual,  the  beneficiaries  of which are the individual,  his or her spouse,  parents or children

     - A  Uniform  Gifts  to  Minors  Act/Uniform  Transfers  to  Minors  Act  account  created  by the  individual  or the individual's spouse and

     -  One or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund  investors may include an employer (or group of related  employers) and one or more  qualified  retirement  plans of such  employer or employers (an employer  controlling,  controlled by or under common control with another employer is deemed related to that employer).

     The  Transfer  Agent,  the  Distributor  or your broker must be notified at the time of purchase  that the investor is entitled to a reduced sales charge.  The reduced sales charges will be granted  subject to  confirmation  of the investor's holdings.  The Combined  Purchase and  Cumulative  Purchase  Privilege  does not apply to  individual  participants  in any retirement or group plans.

     Letters  of  Intent.  Reduced  sales  charges  also are  available  to  investors  (or an  eligible  group of  related investors)  who enter into a written  Letter of Intent  providing  for the purchase,  within a  thirteen-month  period,  of shares of the Fund and shares of other  JennisonDryden,  Strategic  Partners,  or ASAF  mutual  funds  (Letter of  Intent).
Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, all shares of the Fund and shares of other  JennisonDryden,  Strategic Partners, or ASAF mutual funds  (excluding  money market funds other than those acquired  pursuant to the exchange  privilege)  which were  previously  purchased and are still owned are also included in determining  the applicable  reduction.  However,  the value of shares held  directly  with the Transfer  Agent and through your broker will not be  aggregated  to determine  the reduced sales charge.

     A Letter of  Intent  permits a  purchaser  to  establish  a total  investment  goal to be  achieved  by any  number of investments  over a  thirteen-month  period.  Each  investment made during the period will receive the reduced sales charge applicable to the amount  represented by the goal, as if it were a single  investment.  Escrowed Class A shares totaling 5%
of the  dollar  amount  of the  Letter  of  Intent  will be held by the  Transfer  Agent in the name of the  investor.  The effective  date of a Letter of Intent may be  back-dated  up to 90 days,  in order that any  investments  made  during this
90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase,  nor the Fund to sell, the indicated  amount.  In the event the Letter of Intent goal is not  satisfied  within the  thirteen-month  period,  the investor is required to pay the difference  between the sales  charge  otherwise  applicable  to the  purchases  made  during this period and sales  charge actually  paid.  Such payment may be made directly to the  Distributor  or, if not paid,  the  Distributor  will  liquidate sufficient  escrowed  shares to obtain such  difference.  If the goal is exceeded in an amount which  qualifies for a lower sales  charge,  a price  adjustment  is made by refunding to the investor the amount of excess sales  charge,  if any, paid during the  thirteen-month  period.  Investors  electing  to  purchase  Class A shares of the Fund  pursuant to a letter of intent should carefully read such letter of intent.

     The  Distributor  must be notified at the time of purchase  that the investor is entitled to a reduced  sales  charge.
The reduced sales charge will be granted  subject to  confirmation  of the investor's  holdings.  Letters of Intent are not available to individual participants in any retirement or group plans.

         Rights of Accumulation.  Reduced sales charges also are available  through rights of accumulation,  under which an investor or an eligible group of related  investors,  as described above under "Combined  Purchase and Cumulative  Purchase
Privilege,"  may  aggregate  the value of their  existing  holdings  of shares of the Fund and  shares of other  Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge.  Rights of accumulation  may be applied across the classes of shares of the Prudential  mutual funds.
However,  the value of shares held  directly  with the  Transfer  Agent and through your broker will not be  aggregated  to determine the reduced sales charge.  The value of existing  holdings for purposes of  determining  the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The  Distributor  or the  Transfer  Agent must be notified at the time of purchase  that the investor is entitled to a reduced  sales  charge.  The reduced  sales charge will be granted  subject to  confirmation  of the  investor's  holdings.
Rights of accumulation are not available to individual participants in any retirement or group plans.

SPECIAL REDEMPTIONS:

         Although it would not  normally do so, each Fund has the right to pay the  redemption  price of shares of the Fund in whole or in part in portfolio  securities  as prescribed by the  Directors of the Company.  When the  shareholder  sells portfolio  securities  received in this fashion,  he would incur a brokerage  charge.  Any such securities  would be valued for the  purposes  of making  such  payment  at the same value as used in  determining  NAV.  The Funds have  elected to be governed by Rule 18f-1 under the 1940 Act,  pursuant to which each Fund is obligated to redeem  shares  solely in cash from any one  account  during any 90-day  period up to the lesser of  $250,000  or 1% of the NAV of the  applicable  Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a  shareholder's  right of  redemption or postpone  payment for a redemption  for more than seven days,  unless the New York Stock  Exchange  ("NYSE") is closed for other than  customary  weekends  or  holidays,  or trading on the NYSE is  restricted,  or for any period  during which an emergency  exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably  practicable,  or (2) it is not reasonably  practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further information  regarding the purchase and redemption of Fund shares, see "How to Buy Shares" and "How to
Redeem Shares," respectively, in the Company's Prospectus.

                                                  PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

..........Subject to the  supervision of the Directors of the Company,  decisions to buy and sell securities for the Company are made for each Fund by its respective  Sub-advisor.  Each  Sub-advisor is authorized to allocate the orders placed by it on behalf of the  applicable  Fund to brokers who also provide  research or  statistical  material or other services to the
Sub-advisor  or the Fund for the use of the  applicable  Fund and  other  accounts  as to which the  Sub-advisor  exercises investment  discretion.  Such allocation shall be in such amounts and proportions as the Sub-advisor  shall determine.  The
Sub-advisor may consider sale of shares of the Funds, or may consider or follow  recommendations  of the Investment Manager that take such sales into account,  as factors in the  selection of brokers to effect  portfolio  transactions  for a Fund, subject to the requirements of best net price available and most favorable  execution.  In this regard and subject,  in all cases,  to  receipt  of best net  price  available  and most  favorable  execution,  the  Investment  Manager  may  request
Sub-advisors to effect a portion of their Fund's investment  transactions  through  broker-dealers  that sell shares of the
Fund or will,  in  effecting  such  transactions,  utilize  other  broker-dealers  who sell  shares of the Fund to  provide clearing and settlement services for part or all of such transactions.

..........As noted  above,  a  Sub-advisor  may  purchase  new  issue  securities  on behalf  of the  applicable  Fund in an underwritten  fixed  price  offering.  In these  situations,  the  underwriter  or selling  group  member may  provide  the
Sub-advisor  with  research in addition  to selling  the  securities  (at the fixed  public  offering  price).  Because the offerings are conducted at a fixed price,  the ability to obtain research from a broker/dealer  in this situation  provides knowledge that may benefit the Fund without  incurring  additional costs.  These  arrangements may not fall within the safe harbor of Section 28(e) of the Securities  Exchange Act of 1934 because the  broker/dealer  is considered to be acting in a principal capacity in underwritten  transactions.  However, the NASD has adopted rules expressly permitting  broker/dealers to provide bona fide research to advisors in  connection  with fixed price  offerings  under  certain  circumstances.  As a general matter, in these  situations,  the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

..........Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate  orders to brokers or dealers  affiliated with the Sub-advisor or the Investment  Manager.  Such allocation  shall be in amounts and proportions as the Sub-advisor  shall  determine.  The  Sub-advisor  will report on these  allocations of brokerage either to the Investment Manager,  which will report on such allocations to the Directors of the Company,  or, if requested, directly to the Directors.

..........In selecting a broker to effect each particular  transaction,  each  Sub-advisor  will take the following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker;  the size and difficulty in executing the order;  and the value of the expected  contribution  of the broker to the  investment  performance  of the  Fund on a  continuing  basis.  Subject  to such  policies  and  procedures  as the
Directors of the Company may  determine,  a  Sub-advisor  shall not be deemed to have acted  unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides  research  services to the  Sub-advisor an amount of commission  for  effecting an investment  transaction  in excess of the amount of  commission  another  broker would have  charged  for  effecting  that  transaction,  if the  Sub-advisor  determines  in good faith that such amount of commission  was  reasonable  in relation to the value of the research  service  provided by such broker  viewed in terms of either that  particular  transaction  or the  Sub-advisor's  ongoing  responsibilities  with  respect to the Fund and other accounts  as to  which  the  Sub-advisor  exercises  investment  discretion.  Accordingly,  the  amount  of  the  brokerage commission  in any  transaction  may be greater than that  available  from other  brokers if the  difference  is reasonably justified by other  aspects of the  services  offered.  For the fiscal year ended  October 31,  2001,  aggregate  brokerage commissions  of  $10,916,811  were paid in relation to  brokerage  transaction  of the  Company.  For the fiscal year ended
October 31, 2002,  aggregate  brokerage  commissions of $9,015,840  were paid in relation to brokerage  transactions of the
Company.  For the fiscal year ended October 31, 2003,  aggregate brokerage  commissions of $7,298,113 were paid in relation to brokerage transactions of the Company.

The table below sets forth certain  information  concerning  payment of  commissions by a Fund,  including the  commissions paid to an affiliated broker for the fiscal years ended October 31, 2003, 2002 and 2001.

                                                                    ASAF Alliance Growth and Income Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $338,656                    N/A                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $20,828                $47,541                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       6.1%                   4.8%                     0%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       7.3%                   3.2%                     0%

                                                                    ASAF American Century Strategic Balanced Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $198,982                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(J.P. Morgan Securities,  Inc., Prudential Securities,  and
Wachovia Securities)...................................                       $695                 $1,081                 $1,480
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .34%                    34%                   0.9%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .45%                   .48%                   0.6%

                                                                            ASAF DeAM Small-Cap Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                      $0                    N/A                      0
Total Brokerage  Commission paid to affiliated  brokers (DB
Alex Brown)............................................                         $0                $64,818                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                         0%                    24%                     0%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                         0%                    31%                     0%

                                                                             ASAF Gabelli Small-Cap Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $52,658                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Gabelli Securities and Wachovia Securities)...........                    $38,484               $258,622               $384,338
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      73.0%                    88%                  91.9%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      71.0%                    93%                  95.0%

                                                                    ASAF Goldman Sachs Mid-Cap Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $21,483                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Goldman Sachs & Co. and Prudential Securities, Inc.)..                        $99                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .46%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .69%                      0                      0

                                                                    ASAF INVESCO Health Sciences Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $11,218                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Prudential Securities, Inc.)..........................                       $120                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       1.0%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       1.0%                      0                      0

                                                                    ASAF INVESCO Technology Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $27,052                      0                      0
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Prudential Securities, Inc.)..........................                       $110                      0                      0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                       .40%                      0                      0
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                       .30%                      0                      0

                                                                             ASAF Marsico Capital Growth Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                      $0                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Banc of America Securities, LLC)......................                         $0                     $0                $95,991
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Nations Bank/Montgomery Securities)...................                         0%                $26,477                     $0
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                         0%                   1.8%                   5.7%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                         0%                   2.6%                   6.0%

                                                                    ASAF Neuberger Berman Mid-Cap Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $282,351                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Neuberger Berman LLC).................................                   $132,041               $442,096               $557,627
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      46.7%                    65%                  53.8%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      47.4%                    65%                  55.4%

                                                                    ASAF Sanford Bernstein Core Value Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                 $31,446                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $27,980                $40,308                $15,131
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      88.9%                   100%                   100%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      94.1%                   100%                   100%

                                                                    ASAF Sanford Bernstein Managed Index 500 Fund
                                                             ---------------------- ---------------------- ----------------------
                                                               October 31, 2003       October 31, 2002       October 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                                $130,613                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford Bernstein & Co., LLC).........................                    $73,239                $74,853                $66,508
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................                      56.0%                    57%                  40.7%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................                      56.4%                    55%                  39.5%

ALLOCATION OF INVESTMENTS:

..........The Sub-advisors of the Funds have other advisory  clients,  some of which have similar  investment  objectives to one or more of the Funds for which  advisory  services are being  provided.  In addition,  a Sub-advisor  may be engaged to provide  advisory  services for more than one Fund.  There will be times when a Sub-advisor may recommend  purchases and/or sales  of the same  securities  for a Fund and the  Sub-advisor's  other  clients.  In such  circumstances,  it will be the policy of each  Sub-advisor to allocate  purchases and sales among a Fund and its other clients,  including other Funds for which the  Sub-advisor  provides  advisory  services,  in a manner  which the  Sub-advisor  deems  equitable,  taking  into consideration  such  factors as size of account,  concentration  of  holdings,  investment  objectives,  tax  status,  cash availability, purchase costs, holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

..........Each Fund may sell its  portfolio  securities,  regardless  of the length of time that they have been held, if the
Sub-advisor  and/or the Investment  Manager  determines  that such a disposition is in the Fund's best interest.  Portfolio turnover  rates may increase as a result of the need for a Fund to effect  significant  amounts of purchases or redemptions of portfolio  securities  due to economic,  market,  or other factors that are not within the  Sub-advisor's  or Investment
Manager's  control.  A high rate of  portfolio  turnover  (generally  in excess of 100%)  involves  correspondingly  higher brokerage  commission  expenses and other  transaction  costs,  which must be  ultimately  borne by a Fund's  shareholders.
Trading in fixed  income  securities  does not  generally  involve the payment of brokerage  commissions,  but does involve indirect  transaction  costs.  High portfolio  turnover rates may also generate  larger taxable income and taxable  capital gains  than  would  result  from  lower  portfolio  turnover  rates  and may  create  higher  tax  liability  for a  Fund's shareholders.

         The turnover  rates for the ASAF William  Blair  International  Growth Fund for the fiscal year ended  October 31,
2002 and the fiscal year ended  October 31, 2003 were 56% and 126%,  respectively.  William Blair & Company  L.L.C.  became the Fund's  sub-advisor  on November 11, 2002 and trading  precipitated  by this change  contributed  to the high portfolio turnover for the fiscal year ended  October 31, 2003.  The turnover  rates for the ASAF  International  Equity Fund for the fiscal  year ended  October 31, 2002 and the fiscal  year ended  October 31, 2003 were 155% and 53%,  respectively.  Strong
Capital  Management,  Inc.  became the Fund's  sub-advisor  on December  10, 2001 and trading  precipitated  by this change contributed  to the high  portfolio  turnover for the fiscal year ended October 31, 2002.  The turnover  rates for the ASAF
INVESCO  Capital  Income  Fund for the fiscal year ended  October 31, 2002 and the fiscal year ended  October 31, 2003 were
36% and 104%,  respectively.  The  Sub-advisor  does not  manage  the Fund to any  target  portfolio  turnover  rates.  The turnover  rates for the ASAF DeAM  Small-Cap  Growth  Fund for the fiscal  year ended  October 31, 2002 and the fiscal year ended October 31, 2003 were 309% and 203%,  respectively.  Deutsche Asset  Management,  Inc. became the Fund's  sub-advisor on December 10, 2001 and trading  precipitated  by this change  contributed to the high  portfolio  turnover for the fiscal year ended October 31, 2002.

         A 100% portfolio  turnover rate would occur if all of the  securities in a portfolio of investments  were replaced during a given period.  For  additional  information  regarding  portfolio  turnover,  see the Company's  Prospectus  under
"Portfolio Turnover" and "Financial Highlights."

                                                    TAX CONSIDERATIONS

..........Federal  Income Tax  Consequences.  Each Fund is treated as a separate  entity for  federal  income tax  purposes.
Each Fund has  qualified  and elected or intends to qualify and elected to be treated as a "regulated  investment  company"
under  Subchapter M of the Internal  Revenue Code of 1986, as amended (the  "Code"),  and intends to continue to so qualify in the future. As a regulated  investment  company,  a Fund must, among other things,  (a) derive at least 90% of its gross income  from  dividends,  interest,  payments  with  respect  to  certain  securities  loans,  gains from the sale or other disposition  of stock,  securities or foreign  currency and other income  (including but not limited to gains from options, futures,  and forward  contracts)  derived with respect to its business of investing in such stock,  securities  or foreign currency;  and (b) diversify its holdings so that, at the end of each quarter of its taxable year,  (i) at least 50% of the value of the Fund's total assets is  represented  by cash,  cash items,  U.S.  Government  securities,  securities of other regulated investment  companies,  and other securities limited, in respect of any one issuer, to an amount not greater than
5% of the Fund's total assets,  and not more than 10% of the  outstanding  voting  securities of such issuer,  and (ii) not more  than 25% of the  value of its  total  assets  is  invested  in the  securities  of any one  issuer  (other  than U.S.
Government  securities or securities of other regulated  investment  companies).  As a regulated investment company, a Fund
(as opposed to its  shareholders)  will not be subject to federal  income  taxes on the net  investment  income and capital gain that it distributes  to its  shareholders,  provided that at least 90% of its net  investment  income and realized net short-term  capital gain in excess of net long-term  capital loss for the taxable year is  distributed  in accordance  with the  Code's  timing  requirements  (the  "Distribution  Requirement").  For  additional  information  regarding  the Funds'
treatment as regulated  investment  companies  under the Code, and certain  consequences  if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

..........Each Fund will be subject to a 4%  non-deductible  federal  excise tax on a portion of its  undistributed  taxable income and capital  gains if it fails to meet  certain  distribution  requirements  by the end of the calendar  year.  Each
Fund intends to avoid liability for such tax by satisfying such distribution requirements.

..........If a Fund acquires stock in certain non-U.S.  corporations  ("passive  foreign  investment  companies" or "PFICs")
that  receive at least 75% of their  annual  gross  income  from  passive  sources  (such as  interest,  dividends,  rents, royalties  or  capital  gains) or at least 50% of whose  average  assets  produce  or are held for the  production  of such passive  income,  that  Fund  could  be  subject  to  federal  income  tax  and  additional  interest  charges  on  "excess distributions"  received  from  such  companies  or gain  from  the  sale of  stock  in such  companies,  even if the  Fund distributes  its share of the PFIC income as a taxable  dividend to its  shareholders.  A certain  election  (treating  the
PFIC as a "qualified  electing  fund") filed with the Fund's  federal  income tax return may, if available,  mitigate these adverse tax  consequences,  but any such election would require the applicable  Fund to recognize  ordinary  taxable income and net capital gain of the PFIC without the  corresponding  receipt of cash which may need to be  distributed  by the Fund to satisfy the Distribution Requirement.

..........In addition,  regulated  investment  companies such as the Funds may avoid the tax  consequences  described in the previous  paragraph  by  electing  to  mark-to-market  their  stock in  PFICs.  Marking  to market  in this  context  means recognizing  as ordinary  income for each taxable year the excess,  as of the end of that year, of the fair market value of each PFIC's  stock over the  owner's  adjusted  basis in that stock  (including  mark to market  income of a prior year for which an election was in effect).  No ordinary  income is  recognized on the marking to market of PFIC stocks except to the extent of mark-to-market income recognized in prior years.

..........Gains  and  losses   realized   by  a  Fund  in   connection   with   certain   transactions   involving   foreign
currency-denominated  debt securities,  certain foreign currency futures and options,  foreign currency forward  contracts, foreign  currencies  themselves,  or payables or  receivables  denominated in a foreign  currency are generally  treated as ordinary income and loss.

..........Some Funds may be subject to  withholding  and other  taxes  imposed by foreign  countries  with  respect to their investments in foreign  securities.  Tax conventions  between  certain  countries and the U.S. may reduce or eliminate such taxes.  A Fund,  more than 50% of the value of whose  total  assets at the  close of a taxable  year  consists  of stock or securities in foreign  corporations,  may elect to "pass-through"  these foreign taxes to its  shareholders,  in which case each  shareholder  will be  required  to include  its pro rata  portion  thereof in its gross  income  but,  if it itemizes deductions,  will be able to deduct or (subject to various  limitations)  will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

..........Each Fund that invests in zero coupon  securities or in other  securities with original issue discount must accrue such discount income currently even if no corresponding  payment is received.  However,  because income subject to a Fund's
Distribution  Requirement  includes such accrued discount,  to satisfy that requirement,  a Fund may have to dispose of its securities under disadvantageous circumstances, or borrow, to generate the needed cash.

..........Forward currency  contracts,  options and futures contracts (as well as certain other positions) entered into by a
Fund may create  "straddles"  for federal income tax purposes with other such contracts or with securities  positions,  and this may  affect  the  character  and  timing  of gains or  losses  realized  by the  Fund on such  contracts,  options  or securities.

..........Certain  options,  futures and foreign  currency  contracts held by a Fund at the end of each taxable year will be required to be  "marked-to-market"  for federal  income tax purposes -- i.e.,  treated as having been sold at market value.
For options and futures  contracts,  60% of any gain or loss  recognized  on these deemed sales and on actual  dispositions will be treated as long-term  capital gain or loss,  and the remainder  will be treated as short-term  capital gain or loss regardless  of how long the Fund has held such options or futures.  However,  gain or loss  recognized  on certain  foreign currency contracts will be treated as ordinary income or loss.

..........To maintain a constant  $1.00 per share NAV, the Directors of the ASAF Money Market Fund (the "Money Market Fund")
may direct that the number of  outstanding  shares be reduced pro rata.  If this  adjustment  is made,  it will reflect the lower market value of portfolio  securities and not realized  losses.  The  adjustment  may result in a shareholder  having more  dividend  income  than net income in his  account for a period.  When the number of  outstanding  shares of the Money
Market  Fund is reduced,  the  shareholder's  basis in the shares of the Fund may be  adjusted  to reflect  the  difference between  taxable  income and net dividends  actually  distributed.  This  difference may be realized as a capital loss when the shares are liquidated.

..........Distributions  from a Fund's current or accumulated  earnings and profits ("E&P"),  as computed for federal income tax  purposes,  will be  taxable  as  described  in the  Company's  Prospectus  whether  taken in shares or in cash.  These distributions  will be treated as  dividends,  but may  qualify  for the 70%  dividends-received  deduction  for the Fund's corporate  shareholders  only to the extent  designated in a notice to the Fund's  shareholders  as being  attributable  to dividends  received by the Fund.  In addition,  such  distributions  attributable  to  dividends  received by a Fund may be eligible  for the  maximum  15% tax rate  applicable  with  respect to  long-term  capital  gain to the extent  received by non-corporate  shareholders.  Distributions,  if any,  in excess of E&P will  constitute  a return of  capital,  which will first  reduce an  investor's  tax basis in a Fund's  shares  and  thereafter  (after  such  basis is  reduced to zero) will generally give rise to capital  gains.  Shareholders  electing to receive  distributions  in the form of additional  shares will have a cost basis for federal  income tax  purposes  in each share so received  equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

..........At the time of an  investor's  purchase of shares of a Fund (other than the Money Market  Fund),  a portion of the purchase  price is often  attributable  to realized or unrealized  appreciation  in the Fund's  portfolio or  undistributed taxable income of the Fund.  Consequently,  subsequent  distributions  from such  appreciation  or income may be taxable to such investor even if the NAV of the investor's shares is, as a result of the  distributions,  reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

..........Upon a  redemption  of shares of a Fund,  other than the Money Market Fund  (including  an exchange for other Fund shares),  a  shareholder  may realize a taxable  gain or loss.  Such gain or loss will be capital if the shares are capital assets  in the  shareholder's  hands  and  will be  long-term  or  short-term  capital  gain or  loss,  depending  upon the shareholder's  holding period for the shares.  A sales charge paid in purchasing  shares of a Fund ("load  charge")  cannot be taken into account for  purposes of  determining  gain or loss on the  redemption  or exchange of such shares  within 90 days after their purchase to the extent shares of the same or another Fund are  subsequently  acquired without payment of a load charge pursuant to a reinvestment or exchange  privilege.  Such  disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently  acquired.  Also, any loss realized on a redemption or exchange of shares of a Fund will be  disallowed  to the extent the shares  disposed  of are  replaced  with shares of the same Fund within a period of 61 days  beginning 30 days before and ending 30 days after such  disposition.  In such a case, the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss.  If Fund shares are  redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term,  instead of  short-term,  capital loss to the extent of any capital gains distributions received on those shares.

..........Each  shareholder  will be required to furnish its social security or taxpayer  identification  number and certify that such number is correct and that the  shareholder  is not subject to back-up  withholding  for failure to report income to the IRS.  Failure to comply with applicable IRS regulations,  including the  certification  procedures  described above, may  result  in the Fund  being  required  to  collect  back-up  withholding  at a 28% rate on  taxable  distributions  and redemptions to the shareholder.

..........Different  tax  treatment,   including   penalties  on  certain  excess   contributions  and  deferrals,   certain
pre-retirement and post-retirement  distributions and certain prohibited transactions,  is accorded to shareholder accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

..........The foregoing  discussion  relates  solely to federal  income tax law as applicable to U.S.  persons  (i.e.,  U.S.
citizens or residents  and U.S.  domestic  corporations,  trusts or estates)  generally.  The  discussion  does not address special tax rules  applicable  to certain  classes of investors,  such as tax-exempt  entities,  insurance  companies,  and financial institutions.

..........A foreign  shareholder  (i.e., a nonresident alien  individual,  foreign trust or estate,  foreign  corporation or foreign  partnership) not engaged in a U.S. trade or business with which its investment in a Fund is effectively  connected will be subject to federal  income tax treatment that is different from that described  above.  These  investors  generally will be subject to U.S.  withholding  tax at the rate of 30% (or a lower rate under an  applicable  tax  treaty) on amounts treated as ordinary  dividends  from a Fund and,  unless an effective IRS Form W-8 or authorized  substitute is on file, to backup  withholding  at the rate of 28% on  certain  other  payments  from the  Fund.  Distributions  treated  as long term capital gains to foreign  shareholders  will not be subject to federal income tax unless the  distributions are effectively connected  with  the  shareholder's  U.S.  trade or  business  or,  in the case of a  non-resident  alien  individual,  the shareholder  is present in the U.S. for more than 182 days during the taxable year and certain  other  conditions  are met.
Non-U.S.  investors  should consult their tax advisers  regarding such treatment and the application of foreign taxes to an investment in any Fund.

..........State and Local Tax  Consequences.  Each Fund may be subject  to state or local  taxes in  jurisdictions  in which such Fund may be deemed to be doing business.  In addition,  in those states or localities  which have income tax laws, the treatment  of such Fund and its  shareholders  under such laws may differ from their  treatment  under  federal  income tax laws, and investment in such Fund may have different tax  consequences  for  shareholders  than would direct  investment in such Fund's  portfolio  securities.  Shareholders  should consult their own tax advisers with respect to any state or local taxes.

                                              CAPITAL STOCK OF THE COMPANY &
                                              PRINCIPAL HOLDERS OF SECURITIES

..........Capital Stock.  The authorized  capital stock of the Company consists of the following shares (par value $.001 per share):  ASAF International  Equity Fund (150 million);  ASAF William Blair International  Growth Fund (150 million);  ASAF
PBHG Small-Cap  Growth Fund (150 million);  ASAF DeAM Small-Cap  Growth Fund (150 million);  ASAF Gabelli  Small-Cap  Value
Fund (150 million);  ASAF Goldman Sachs Mid-Cap Growth Fund (150  million);  ASAF Neuberger  Berman Mid-Cap Value Fund (150 million);  ASAF INVESCO  Technology  Fund (150  million);  ASAF INVESCO Health  Sciences Fund (150  million);  ASAF ProFund
Managed OTC Fund (150 million);  ASAF Marsico  Capital Growth Fund (300 million);  ASAF Goldman Sachs  Concentrated  Growth
Fund (300 million);  ASAF  Large-Cap  Growth Fund (150  million);  ASAF T. Rowe Price Tax Managed Fund (150 million);  ASAF
Sanford  Bernstein  Core Value Fund (150  million);  ASAF Sanford  Bernstein  Managed  Index 500 Fund (150  million);  ASAF
Alliance  Growth and Income  Fund (150  million);  ASAF MFS Growth with Income Fund (150  million);  ASAF  INVESCO  Capital
Income Fund (150 million);  ASAF American  Century  Strategic  Balanced Fund (150 million);  ASAF Federated High Yield Bond
Fund (150 million); ASAF PIMCO Total Return Bond Fund (250 million); and ASAF Money Market Fund (1.8 billion).

..........Description  of Shares.  The  Company  currently  has  twenty-three  separate  series of shares,  each of which is divided  into Class A, B, C and X shares.  Effective on or about April 12, 2004,  the Company  will  establish  new Class L shares,  Class M shares,  and Class D shares  (Money  Market Fund only).  The  Directors of the Company are  authorized  to establish,  from time to time and  without  shareholder  approval,  additional  series or classes of shares.  The assets of each series of shares belong only to that series,  and the  liabilities  of each series are borne solely by that series and no other.  Shares of each Fund represent equal  proportionate  interests in the assets of that Fund only and have identical voting,  dividend,  redemption,  liquidation,  and other  rights.  Each class of shares,  however,  bears  different  sales charges,  distribution  fees and related  expenses,  and has exclusive  voting rights with respect to its respective  12b-1
Distribution  and Service  Plan.  All shares issued are fully paid,  non-assessable  and freely  transferable,  and have no preference, preemptive or similar rights.

..........Shareholder  Voting and Meetings.  The shares of the Funds are entitled to vote  separately to approve  investment advisory  agreements or changes in investment  restrictions,  but  shareholders of all series vote together in the election and selection of directors.  Each  shareholder  is entitled to one vote for each share (and to the  appropriate  fractional vote for each fractional  share) of the Funds held upon all matters submitted to the shareholders  generally.  Shareholders of all Funds and classes will vote  together as a single class,  except when  otherwise  required by  applicable  law or as determined  by the  Directors of the Company;  and provided that  shareholders  of a particular  Fund or class shall not be entitled to vote on any matter  which does not affect any interest of that Fund or class,  except as otherwise  required by applicable  law.  The  Directors of the Company do not intend to hold annual  meetings of  shareholders  of the Funds,  and will call special  meetings of  shareholders  of a Fund only if required  under the 1940 Act and other  applicable  law, in their  discretion  or upon written  request of holders of 10% or more of the  outstanding  shares of that Fund  entitled to vote.  Although Directors are not elected annually by the shareholders,  shareholders have under certain  circumstances the right to remove one or more  Directors.  If required by applicable  law, a meeting will be held to vote on the removal of a
Director  or  Directors  of the  Company  if  requested  in writing  by the  holders of not less than 10% of the  Company's outstanding shares.

The following  table lists  persons  owning more than 5% of any class of the Fund's  outstanding  shares as of February 26,
2004.

                          American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                          ----------------------------------------------------------------------

                                                  As of February 26, 2004
                                                  -----------------------

-------------------------------------------------------------------------------------------------------------------------------
       FUND NAME AND SHARE CLASS                  OWNER NAME                          ADDRESS                    PERCENT
                                                                                                                OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF PIMCO TOTAL  RETURN BOND           WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        6.97%
CLASS A                                 FBO                            SECURITY PLAN
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF MONEY MARKET FUND CLASS A          WELLS FARGO BANK  MINNESOTA  NASBC MANGEMENT CORPORATION                         5.43%
                                        FBO                            PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF MONEY MARKET FUND CLASS A          MCB TRUST SERVICES AS TRUSTEE  FAIRFIELD COUNTY SURGICAL  ASSOCIATES             5.07%
                                                                       PC. PROFIT SHARING
                                                                       700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF  AMERICAN  CENTURY   STRATEGIC  BALRAYMOND JAMES & ASSOC INC      880 CARILLON PKWY                                 7.40%
CLASS C                                 FBO CORDES                     ST PETERSBURG FL  33716-1100
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              9.37%
                                        ATTN: PORTFOLIO SUPPORT        MENOMONEE FLS WI  53051-4400
                                        75% EQUITY
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              7.65%
                                        100% EQUITY                    MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              6.79%
                                        85% EQUITY                     MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INTERNATIONAL EQUITY CLASS A       AS COLLEGE SAVINGS             100 HERITAGE RESERVE                              5.66%
                                        55% EQUITY                     MENOMONEE FLS WI  53051-4400
                                        ATTN: PORTFOLIO SUPPORT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF DEAM SMALL-CAP GROWTH CLASS A      AMERICAN   SKANDIA   INVESTMENTONE CORPORATE DRIVE                               5.47%
                                        SERVICES, INC.                 SHELTON CT  06484-6208
                                        FUND INVESTMENT SEEDING ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF SANFORD  BERNSTEIN CORE VALUE CLASSSTANTON TRUST CO N.A FBO       3405 ANNAPOLIS LN N STE 100                       6.56%
A                                       FBO OCALA HEART  INSTITUTE  INCMINNEAPOLIS MN  55447-8769
                                        401(K)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  PERSHING LLC                   P.O. BOX 2052                                    17.32%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  PERSHING LLC                   P.O. BOX 2052                                     9.08%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  STATE STREET BANK & TRUST CO   CUST FOR THE ROLLOVER IRA OF                      5.08%
                                                                       JOHN W DONNELLY
                                                                       24 RANDOLPH AVE
                                                                       RANDOLPH NJ  07869-1214
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  ALBERT NICOLETTI               38 FOX HALL DR                                    5.03%
                                                                       ROCHESTER NY  14609-3256
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS A  NFSC FEBO # 0QF-196878         TIMOTHY T LAW                                     5.00%
                                                                       DIANE L LAW
                                                                       14478 50TH STREET SOUTH
                                                                       AFTON MN  55001-9349
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS B  PERSHING LLC                   P.O. BOX 2052                                     7.25%
                                                                       JERSEY CITY NJ  07303-2052
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS B  LPL FINANCIAL SERVICES         A/C 4743-3494                                     6.30%
                                                                       9785 TOWNE CENTRE DRIVE
                                                                       SAN DIEGO CA  92121-1968
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS C  JEROMY N BURNITZ               18520 OLD COACH DR                                5.07%
                                                                       POWAY CA  92064-6637
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              16.46%
                                                                       JOANN MCNAMARA
                                                                       46 BUTTERFIELD DR
                                                                       GREENLAWN NY  11740-2009
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    6.58%
                                                                       MARK GLASGOLD
                                                                       5 PERSHING CT
                                                                       NORTH BRUNSWICK NJ  08902-3027
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    6.35%
                                                                       MICHAEL GOLDRICH
                                                                       15 NEW DOVER ROAD
                                                                       EAST BRUNSWICK NJ  08816-2747
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF T. ROWE PRICE TAX MANAGED CLASS X  STATE STREET BANK SIMPLE IRA   UNIVERSITY OTOLARYNGOLOGY NDFI                    5.52%
                                                                       DIANA N TRAQUINA
                                                                       94 VAN DYKE ROAD
                                                                       PRINCETON NJ  08540-3642
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO HEALTH SCIENCES CLASS A    MCB TRUST  SERVICES  AS TRUSTEENICHOLAS & COMPANY INC 401K PLAN                  5.38%
                                        FBO                            700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              16.00%
                                                                       FBO CLARENCE A BOEHNKE
                                                                       8126 E MONTE AVE
                                                                       MESA AZ  85208-5259
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      SALVATORE A MATISE             PATRICIA M MATISE-JOINT TIC                       7.92%
                                                                       1342 BROMLEY DR
                                                                       SNELLVILLE GA  30078-5927
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS A      NFSC FEBO # L27-955477         NFS/FMTC ROLLIRA                                  5.55%
                                                                       FBO JANE C BONSCOUR
                                                                       1341 SHARON LANE
                                                                       CHEBOYGAN MI  49721-8910
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS B      FRANCINE L ROSS                57 SCOTT DRIVE                                    6.96%
                                                                       TROY NY  12180-9539
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS B      RBC DAIN RAUSCHER CUSTODIAN    ROBERT P SAALFELD                                 6.04%
                                                                       INDIVIDUAL RETIREMENT ACCOUNT
                                                                       812 STEPHENS RD
                                                                       INDEPENDENCE KY  41051-9232
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      RICHARD R & PAMELA J MANN TTEE MANN FAMILY TRUST                                 9.57%
                                                                       FBO RICHARD R & PAMELA J MANN
                                                                       UA DTD 03/15/2002
                                                                       1303 THISTLE LN
                                                                       MANSFIELD TX  76063-5598
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               6.70%
                                                                       LELAND J ARMSBY JR
                                                                       BOX 3030 NY 2
                                                                       CROPSEYVILLE NY  12052-2819
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      TECLA M HUTEK TTEE             TECLA M HUTEK LIVING TRUST                        6.20%
                                                                       UA DTD 01/16/1997
                                                                       7833 E NOPAL AVE
                                                                       MESA AZ  85208-6919
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS C      STATE STREET BANK & TRUST CO   CUST FOR THE ROLLOVER IRA OF                      5.99%
                                                                       PHILIP C REVILLE JR
                                                                       24 WHIPPOORWILL RD E
                                                                       ARMONK NY  10504-1415
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                              30.21%
                                                                       KATHLEEN A BLAZINA
                                                                       949 ILLINOIS AVENUE
                                                                       PITTSBURGH PA  15221-4717
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK SIMPLE IRA   RICHARD J ZULLO DDS PA NDFI SIM-IRA               9.48%
                                                                       RICHARD J ZULLO
                                                                       22 STONE GATE NORTH
                                                                       LONGWOOD FL  32779-3024
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               8.09%
                                                                       RUDOLPH A ZANGRILLE
                                                                       8893 FOX HUNT RD
                                                                       PITTSBURGH PA  15237-5917
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               7.51%
                                                                       PAMELA A ELLIS
                                                                       6 LORD JOES LNDG
                                                                       NORTHPORT NY  11768-1570
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF LARGE-CAP GROWTH FUND CLASS X      STATE STREET BANK & TRUST CO   CUST FOR THE IRA OF                               7.07%
                                                                       RONALD F HORN
                                                                       112 W 36TH ST%
                                                                       READING PA  19606-2919
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO TECHNOLOGY                 WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        5.22%
CLASS A                                 FBO                            SECURITY PLAN
                                                                       5000149000
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF INVESCO TECHNOLOGY                 MCB TRUST SERVICES AS TRUSTEE  FBO CONSTRUCTION INSPECTION                       5.09%
CLASS A                                                                & TESTING, INC PST
                                                                       700 17TH ST STE 300
                                                                       DENVER CO  80202-3531
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASAF PROFUND MANAGED OTC FUND CLASS A   WELLS FARGO BANK  MINNESOTA  NAAMERICAN SKANDIA LIFESTYLE                        5.11%
                                        FBO                            SECURITY PLAN 5000149000
                                                                       PO BOX 1533
                                                                       MINNEAPOLIS MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

..........Shareholders of each Fund are provided unaudited semi-annual  financial statements,  as well as year-end financial
statements  audited  by  the  Company's  independent  public  accountants.   Each  Fund's  financial  statements  show  the
investments  owned by the Fund and the market  values  thereof.  Additionally,  each Fund's  financial  statements  provide other information about the Fund and its operations.

DOMESTIC AND FOREIGN CUSTODIANS:

..........PFPC Trust Company,  located at Airport Business Center,  International Court 2, 200 Stevens Drive,  Philadelphia,
Pennsylvania  19113,  serves as custodian for all domestic cash and securities holdings of the Funds investing primarily in domestic  securities.  JP Morgan Chase Bank, located at 4 MetroTech Center,  Brooklyn,  New York 11245, serves as custodian for all cash and securities  holdings of the ASAF DeAM International  Equity Fund, the ASAF American Century  International
Growth  Fund,  the ASAF Strong  International  Equity Fund,  and the ASAF  William  Blair  International  Growth Fund,  and
co-custodian for all foreign securities holdings of the Funds which invest primarily in domestic securities.

TRANSFER AGENT:

..........Until on or about April 12, 2004, American Skandia Funds Services,  Inc., located at One Corporate Drive, Shelton,
CT 06484,  serves as the transfer agent for the Company,  and Boston Financial Data Services,  Inc. the Sub-transfer  Agent provides certain  shareholder-related  services to the Company  including acting as dividend paying agent.  Effective on or about April 12, 2004,  Prudential  Mutual Fund  Services  LLC,  P.O. Box 8179,  Philadelphia,  PA 19101,  will serve as the transfer agent for the Company.

INDEPENDENT ACCOUNTANTS:

..........PricewaterhouseCoopers LLP, 1700 Two Commerce Square, Philadelphia,  PA 19103, served as the Company's independent accountants  for the fiscal year ended  October 31, 2003,  and in that  capacity  audited the  Company's  annual  financial statements  for the fiscal year ended October 31, 2003.  The Audit  Committee of the Board and the full Board  approved the selection of KPMG LLP, 345 Park Avenue, New York, NY 10154-0102,  as the Company's  independent  accountants for the fiscal year ending October 31, 2004,  providing audit services and assistance and consultation  with respect to the preparation of filings with the SEC.

Legal Counsel:

..........Shearman & Sterling llp, located at 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Company.

REGISTRATION STATEMENT:

..........This SAI and the Company's  Prospectus do not contain all the information  included in the Company's  Registration
Statement  filed with the SEC under the Securities Act of 1933 with respect to the  securities  offered by the  Prospectus.
The Registration  Statement,  including the exhibits filed  therewith,  may be examined at the SEC's offices in Washington,
D.C. The SEC maintains a Website  (http://www.sec.gov)  that contains this SAI,  material  incorporated  by reference,  and other information regarding the Funds.

                                                   FINANCIAL STATEMENTS

         The Company's audited financial  statements for the year ended October 31, 2003 are incorporated in this Statement of Additional  Information by reference to Annual Report to Shareholders  for each Fund. The audited  financial  statements have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                        APPENDIX A

..........The rating  information  which follows  describes how the rating services  mentioned  presently rate the described securities.  No reliance  is made upon the rating  firms as  "experts"  as that term is defined  for  securities  purposes.
Rather,  reliance on this  information is on the basis that such ratings have become  generally  accepted in the investment business.

                                      Description of Certain Debt Securities Ratings
                                      ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

..........Aaa -- Bonds  which  are rated  Aaa are  judged to be of the best  quality.  They  carry  the  smallest  degree of investment  risk  and  are  generally  referred  to as  "gilt  edge."  Interest  payments  are  protected  by a  large,  or exceptionally  stable,  margin, and principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

..........Aa -- Bonds  which are rated Aa are judged to be of high  quality by all  standards.  Together  with the Aaa group they  comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

..........A --  Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and are to be  considered  as upper-medium-grade  obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

..........Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations  (i.e.,  they are  neither  highly protected  nor poorly  secured).  Interest  payments and  principal  security  appear  adequate for the present but certain protective  elements  may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

..........Ba -- Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well  safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

..........B -- Bonds which are rated B generally lack characteristics of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

..........Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

..........Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

..........C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

..........AAA -- Debt rated AAA has the highest  rating  assigned by Standard & Poor's.  Capacity to pay  interest and repay principal is extremely strong.

..........AA -- Debt rated AA has a strong capacity to pay interest and repay principal,  and differs from the highest rated issues only in a small degree.

..........A -- Debt rated A has a strong  capacity  to pay  interest  and repay  principal,  although  it is  somewhat  more susceptible  to the  adverse  effects  of  changes in  circumstances  and  economic  conditions  than debt in higher  rated categories.

         BBB - Debt rated BBB is regarded  as having an adequate  capacity to pay  interest  and repay  principal.  Whereas they normally exhibit  adequate  protection  parameters,  adverse economic  conditions or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher rated categories.

..........BB,  B,  CCC,  CC,  C -- Debt  rated  BB,  B,  CCC,  CC and C is  regarded  as  having  predominantly  speculative characteristics  with  respect  to  capacity  to pay  interest  and repay  principal.  BB  indicates  the  least  degree of speculation  and C the highest.  While such debt will likely have some quality and  protective  characteristics,  these are outweighed by large uncertainties of major risk exposures to adverse conditions.

..........BB -- Debt rated BB has less near-term  vulnerability to default than other speculative issues.  However, it faces major  ongoing  uncertainties  or exposure to adverse  business,  financial,  or  economic  conditions  which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

..........B -- Debt rated B has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay  interest  and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied BB or BB-rating.

..........CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent  upon  favorable business,  financial,  and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business,  economic or  financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC  rating  category  is also used for debt  subordinated  to senior  debt that is  assigned  an actual or implied B or B- rating.

..........CC -- The rating CC  typically  is applied  to debt  subordinated  to senior  debt that is  assigned  an actual or implied CCC rating.

..........C -- The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

..........CI -- The rating CI is reserved for income bonds on which no interest is being paid.

..........D -- Debt rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes  that such  payments  will be made  during  such grace  period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

..........Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified  by the  addition of a plus of minus sign to show relative standing within the major rating categories.

                                      Description of Certain Commercial Paper Ratings
                                      -----------------------------------------------

Moody's:

..........Prime-1 -- Issuers  rated Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior
short-term   debt   obligations.   Prime-1   repayment   ability  will  often  be  evidenced  by  many  of  the   following
characteristics:  leading  market  positions  in  well-established  industries;  high  rates of return  on funds  employed;
conservative  capitalization  structures  with  moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings coverage of fixed financial charges and high internal cash generation;  and well-established  access to a range of financial markets and assured sources of alternate liquidity.
..........Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser  degree.  Earnings  trends and coverage  ratios,  while  sound,  may be more  subject to  variation.  Capitalization characteristics,  while still  appropriate,  may be more  affected by external  conditions.  Ample  alternate  liquidity is maintained.

..........Prime-3 -- Issuers rated Prime-3 (or related supporting  institutions) have an acceptable ability for repayment of senior  short-term  debt  obligations.  The  effect  of  industry  characteristics  and  market  compositions  may be  more pronounced.  Variability in earnings and profitability  may result in changes in the level of debt protection  measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

..........Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

..........A-1 -- This highest category  indicates that the degree of safety  regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

..........A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues  carrying this  designation  have adequate  capacity for timely  payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

..........D - Debt  rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.

                                                        APPENDIX B

ALLIANCE CAPITAL MANAGEMENT L.P.

                                         Statement of Policies and Procedures for
                                 Voting Proxies on Behalf of Discretionary Client Accounts
                                 ---------------------------------------------------------

INTRODUCTION
------------

As a registered  investment adviser,  Alliance Capital Management L.P. ("Alliance  Capital",  "we" or "us") has a fiduciary duty to act solely in the best  interests  of our  clients.  As part of this duty,  we  recognize  that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This  statement  is  intended  to comply  with Rule  206(4)-6 of the  Investment  Advisers  Act of 1940.  It sets forth our policies and  procedures  for voting  proxies for our  discretionary  investment  advisory  clients,  including  investment companies  registered under the Investment  Company Act of 1940. This statement is applicable to Alliance  Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES
--------------

This  statement  is  designed to be  responsive  to the wide range of subjects  that can have a  significant  effect on the investment  value of the  securities  held in our clients'  accounts.  These policies are not exhaustive due to the variety of proxy  voting  issues that we may be required to  consider.  Alliance  Capital  reserves  the right to depart from these guidelines  in order to avoid  voting  decisions  that we believe  may be  contrary  to our  clients'  best  interests.  In reviewing proxy issues, we will apply the following general policies:

         Elections of Directors:  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S.
issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  Alliance  Capital  believes that the company  remains in the best position to choose the auditors and will generally support  management's  recommendation.  However,  we recognize that there may be inherent conflicts when a company's  independent auditor performs substantial  non-audit related services for the company.  Therefore,  we may vote against the  appointment of auditors if the fees for non-audit  related  services are  disproportionate  to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

         Changes in Capital Structure:  Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.  However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals  Affecting  Shareholder  Rights:  Alliance Capital believes that certain  fundamental rights of shareholders must be protected.  We will generally  vote in favor of proposals  that give  shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those  rights.  However,  when  analyzing  such  proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate  Governance:  Alliance  Capital  recognizes  the  importance  of  good  corporate  governance  in  ensuring  that management  and the board of  directors  fulfill  their  obligations  to the  shareholders.  We favor  proposals  promoting transparency and accountability  within a company.  For example,  we will vote for proposals  providing for equal access to proxies,  a majority of  independent  directors  on key  committees,  and  separating  the  positions of chairman and chief executive officer.

Anti-Takeover  Measures:  Alliance  Capital  believes that measures that impede  takeovers or entrench  management not only infringe  on the  rights of  shareholders  but may also have a  detrimental  effect  on the value of the  company.  We will generally oppose  proposals,  regardless of whether they are advanced by management or shareholders,  the purpose or effect of which is to entrench management or dilute shareholder  ownership.  Conversely,  we support proposals that would restrict or otherwise  eliminate  anti-takeover  measures that have already been adopted by corporate issuers.  For example, we will support  shareholder  proposals  that seek to require the  company to submit a  shareholder  rights  plan to a  shareholder vote. We will  evaluate,  on a case-by-case  basis,  proposals to completely  redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management  (including  blank check preferred  stock,  classified  boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive  Compensation:  Alliance Capital believes that company management and the compensation  committee of the board of directors  should,  within  reason,  be given  latitude to determine the types and mix of  compensation  and benefit awards offered.  Whether  proposed by a shareholder or management,  we will review  proposals  relating to executive  compensation plans on a  case-by-case  basis to ensure  that the  long-term  interests  of  management  and  shareholders  are  properly aligned.  We will  analyze the  proposed  plans to ensure that  shareholder  equity will not be  excessively  diluted,  the option  exercise  price is not below market price on the date of grant and an  acceptable  number of employees are eligible to participate in such programs.  We will generally  oppose plans that permit repricing of underwater stock options without shareholder  approval.  Other factors such as the company's  performance  and industry  practice will generally be factored into our  analysis.  We will  support  proposals  to  submit  severance  packages  triggered  by a change in  control  to a shareholder  vote and  proposals  that seek  additional  disclosure  of executive  compensation.  Finally,  we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate  Responsibility:  Alliance Capital will review and analyze on a case-by-case  basis proposals relating to social,  political  and  environmental  issues to  determine  whether they will have a financial  impact on  shareholder value.  We will vote against  proposals  that are unduly  burdensome or result in  unnecessary  and excessive  costs to the company.  We may abstain  from  voting on social  proposals  that do not have a readily  determinable  financial  impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees
-----------------------

    Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary.  These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues.  In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.  Members of the committees include senior investment personnel and representatives of the Corporate Legal Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).  Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

Alliance  Capital  recognizes  that there may be a  potential  conflict of interest  when we vote a proxy  solicited  by an issuer whose  retirement  plan we manage,  whose  retirement plan we administer,  or with whom we have another  business or personal  relationship  that may affect how we vote on the issuer's proxy. We believe that centralized  management of proxy voting,  oversight by the proxy voting  committees and adherence to these policies ensures that proxies are voted with only our clients' best  interests in mind.  That said, we have  implemented  additional  procedures to ensure that our votes are not the product of a conflict of interests,  including:  (i) requiring  anyone  involved in the decision  making process to disclose to the chairman of the appropriate  proxy committee any potential  conflict that they are aware of and any contact that they have had with any interested  party regarding a proxy vote; (ii) prohibiting  employees  involved in the decision making process or vote  administration  from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested  parties;  and (iii) where a material conflict of interests  exists,  reviewing our proposed vote by applying a series of objective tests and, where  necessary,  considering the views of a third party research  service to ensure that our voting  decision is  consistent  with our clients'  best  interests.  For example,  if our proposed vote is consistent  with our stated proxy voting policy,  no further  review is necessary.  If our proposed vote is contrary to our stated proxy voting policy but is also contrary to  management's  recommendation,  no further  review is necessary.  If our proposed  vote is  contrary  to our  stated  proxy  voting  policy or is not  covered by our  policy,  is  consistent  with management's  recommendation,  and is also  consistent  with the  views of an  independent  source,  no  further  review is necessary.  If our  proposed  vote is  contrary to our stated  proxy  voting  policy or is not  covered by our  policy,  is consistent  with  management's  recommendation  and is  contrary to the views of an  independent  source,  the  proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain  countries  requires  "share  blocking."  Shareholders  wishing to vote their  proxies must deposit their  shares  shortly  before the date of the  meeting  (usually  one-week)  with a  designated  depositary.  During  this blocking  period,  shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients'  custodian  banks.  Alliance  Capital may determine that the value of exercising the vote does not  outweigh  the  detriment  of not being able to  transact  in the shares  during  this  period.  Accordingly,  if share blocking is required we may abstain from voting those shares.  In such a situation we would have  determined  that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients  may  obtain  information  about  how we voted  proxies  on their  behalf  by  contacting  their  Alliance  Capital administrative  representative.  Alternatively,  clients may make a written  request for proxy voting  information to: Mark
R. Manley,  Senior Vice President & Acting General Counsel,  Alliance Capital Management L.P., 1345 Avenue of the Americas,
New York, NY 10105.

American Century Proxy Voting Guidelines

The Manager is responsible  for exercising the voting rights  associated with the securities  purchased  and/or held by the funds.  In  exercising  its  voting  obligations,  the  Manager  is guided by  general  fiduciary  principles.  It must act prudently,  solely in the interest of the funds, and for the exclusive  purpose of providing  benefits to them. The Manager attempts  to  consider  all  factors  of its vote that  could  affect  the value of the  investment.  The  funds'  board of
[directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.
The Manager and the board have agreed on certain  significant  contributors  to shareholder  value with respect to a number of matters  that are often the  subject of proxy  solicitations  for  shareholder  meetings.  The Proxy  Voting  Guidelines specifically  address these  considerations  and establish a framework  for the  Manager's  consideration  of the vote that would be  appropriate  for the funds.  In  particular,  the Proxy Voting  Guidelines  outline  principles and factors to be considered in the exercise of voting authority for proposals addressing:
o        Election of Directors
o        Ratification of Selection of Auditors
o        Equity-Based Compensation Plans
o        Anti-Takeover Proposals
>>       Cumulative Voting
>>       Staggered Boards
>>       "Blank Check" Preferred Stock
>>       Elimination of Preemptive Rights
>>       Non-targeted Share Repurchase
>>       Increase in Authorized Common Stock
>>       "Supermajority" Voting Provisions or Super Voting Share Classes
>>       "Fair Price" Amendments
>>       Limiting the Right to Call Special Shareholder Meetings
>>       Poison Pills or Shareholder Rights Plans
>>       Golden Parachutes
>>       Reincorporation
>>       Confidential Voting
>>       Opting In or Out of State Takeover Laws
o        Shareholder Proposals Involving Social, Moral or Ethical Matters
o        Anti-Greenmail Proposals
o        Changes to Indemnification Provisions
o        Non-Stock Incentive Plans
o        Director Tenure
o        Directors' Stock Options Plans
o        Director Share Ownership
Finally,  the Proxy Voting Guidelines  establish  procedures for voting of proxies in cases in which the Manager may have a potential  conflict of interest.  Companies with which the Manager has direct business  relationships  could  theoretically use these  relationships  to attempt to unduly  influence  the manner in which  American  Century  votes on matters for the funds.  To ensure that such a conflict  of  interest  does not affect  proxy  votes cast for the funds,  all  discretionary
(including  case-by-case)  voting  for  these  companies  will be voted in  direct  consultation  with a  committee  of the independent directors of the funds.
A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

Deutsche Asset Management Proxy Voting Guidelines

The  Fund  has  delegated  proxy  voting  responsibilities  to its  investment  advisor,  subject  to the  Board's  general oversight.  The Fund has delegated  proxy voting to the advisor with the direction that proxies should be voted  consistent with the  Fund's  best  economic  interests.  The  advisor  has  adopted  its own  Proxy  Voting  Policies  and  Procedures
("Policies"),  and Proxy Voting  Guidelines  ("Guidelines")  for this purpose.  The Policies  address,  among other things, conflicts  of  interest  that may arise  between  the  interests  of the Fund,  and the  interests  of the  advisor and its affiliates,  including  the Fund's  principal  underwriter.  The  Guidelines  set forth the advisor's  general  position on various proposals, such as:
o        Shareholder Rights-- The advisor generally votes against proposals that restrict shareholder rights.
         ------------------
o        Corporate  Governance --  The  advisor  generally  votes  for  confidential  and  cumulative  voting  and  against
         ---------------------
         supermajority voting requirements for charter and bylaw amendments.
o        Anti-Takeover  Matters-- The advisor  generally  votes for  proposals  that require  shareholder  ratification  of
         ----------------------
         poison pills or that request  boards to redeem poison pills,  and votes  "against" the adoption of poison pills if they are submitted for shareholder ratification.  The advisor generally votes for fair price proposals.
o        Routine Matters-- The advisor generally votes for the ratification of auditors,  procedural matters related to the
         ---------------
         annual meeting, and changes in company name, and against bundled proposals and adjournment.

The  general  provisions  described  above do not apply to  investment  companies.  The  advisor  generally  votes  proxies solicited by  investment  companies in  accordance  with the  recommendations  of an  independent  third-party,  except for proxies  solicited by or with respect to investment  companies  for which the advisor or an affiliate  serves as investment advisor or principal  underwriter  ("affiliated  investment  companies").  The advisor votes affiliated  investment company proxies in the same proportion as the vote of the investment  company's other  shareholders  (sometimes  called "mirror" or
"echo" voting).  Master fund proxies  solicited from feeder funds are voted in accordance  with applicable  requirements of the Investment Company Act of 1940.

Although  the  Guidelines  set forth the  advisor's  general  voting  positions  on various  proposals,  the  advisor  may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular  issue may or may not reflect the view of individual  members of the board, or of a majority of the board.  In addition,  the  Guidelines  may reflect a voting  position that differs from the actual  practices of the public  companies  within the  Deutsche  Bank  organization  or of the  investment  companies  for which the  advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio  company's  management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As  mentioned  above,  the  Policies  describe the way in which the advisor  resolves  conflicts  of  interest.  To resolve conflicts,  the advisor,  under normal  circumstances,  votes proxies in  accordance  with its  Guidelines.  If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not  specifically  address a certain proxy  proposal,  a proxy voting  committee  established by the advisor will vote the proxy.  Before voting any such proxy, however,  the  advisor's  conflicts  review  committee  will conduct an  investigation  to determine  whether any potential conflicts  of  interest  exist in  connection  with the  particular  proxy  proposal.  If the  conflicts  review  committee determines  that the advisor has a material  conflict of interest,  or certain  individuals  on the proxy voting  committee should be recused from  participating  in a particular proxy vote, it will inform the proxy voting  committee.  If notified that the advisor has a material  conflict,  or fewer than three  voting  members are eligible to  participate  in the proxy vote,  typically  the  advisor  will  engage  an  independent  third  party to vote the proxy or  follow  the proxy  voting recommendations  of an independent third party.  Under certain  circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic costs from voting  outweigh the benefits  associated  with voting.  For example,  the advisor  may not vote  proxies on certain  foreign  securities  due to local  restrictions  or  customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

Federated Investment Management Company Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio.  The
Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill").  The
Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation.  The
Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board.  The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.  [For "index funds" only, add the following: Finally, because the Fund is an "Index Fund," and therefore invests in large numbers of securities without independent evaluation by the Adviser, the Adviser will not independently analyze the Fund's interest in the proxy.  The Adviser will vote its proxies in accordance with its applicable general guidelines and in the same manner as a non-Index Fund managed by the Adviser that is voting on the same proxy matter.  If neither of these two conditions apply, the Adviser will vote as recommended by a subadviser to the Index Fund; and, in absence of such recommendation, as recommended by the subject company's board of directors.]

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the
Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Investor Responsibility
Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions.  The
Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy
Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).  However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the
Proxy Committee will provide specific direction to IRRC.  The Adviser's proxy voting procedures generally permit the
Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.
This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested
Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the
Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy
Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting
Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested
Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

GAMCO Investors, Inc. - The Voting of Proxies on Behalf of Clients

         These procedures are adopted pursuant to the proxy rules  promulgated by 17 C.F.R.ss.ss.274.204(4)-2,  275.204-2 and
270.30b1-4.  These  procedures will be used by the advisers  having to determine how to vote proxies  relating to portfolio securities,  including  the  procedures  that the Fund uses when a vote  presents a conflict  between the interests of Fund shareholders,  on the one hand,  and those of the Fund's  investment  adviser;  principal  underwriter;  or any  affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.       Proxy Voting Committee

     The proxy committee was originally formed in April 1989 for the purpose of formulating  guidelines and reviewing proxy statements  within the  parameters set by the  substantive  proxy voting  guidelines  published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include  representatives  of Research,  Administration,  legal, and the adviser.  Where a member of the Committee  ceases to serve, a replacement  will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003.  The members are:

         Research

                  Ivan Arteaga, Research Analyst
                  Joshua Fenton, Director of Research
                  James Foung, Research Analyst
                  Douglas R. Jamieson, Chief Operating Officer
                  William S. Selby, Managing Director
                  Peter D. Zaglio, Chairman, Proxy Committee

         Administration

                  Karyn M. Nappi, Compliance Manager

         Legal

                  Stephen DeTore, Deputy General Counsel
                  James E. McKee, General Counsel

         Gabelli Funds, LLC.

                  Bruce N. Alpert, Chief Operating Officer
                  Caesar M. P. Bryan, Portfolio Manager
                  Howard F. Ward, Portfolio Manager

         Peter D.  Zaglio  currently  chairs the  committee.  In his  absence,  the  Director  of  Research  will chair the committee.  Meetings  are held as needed  basis to form views on the manner in which the  advisers  should vote  proxies on behalf of the  shareholders.  In general,  the research analyst who follows the issuer,  using the Proxy  Guidelines,  will recommend how to vote on each issue.  All matters  identified  by the Legal and  Compliance  Department  as  controversial, taking into account  matters such as the  recommendation  of third party  services such as ISS, that matter is presented to the Proxy voting  committee.  If the Legal and  Compliance  Department or the analyst has  identified the matter as (1) one that is  controversial,  (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest  between the adviser and the  advisory  clients of the firm,  the analyst will  initially  determine what vote to recommend that the adviser should cast.

         For  non-controversial  matters,  the  analyst  may  vote  the  proxy  if (1) the  vote  is  consistent  with  the recommendations of the issuer's Board of Directors,  and not contrary to the Proxy Guidelines;  or (2) the vote is contrary to the  recommendations  of the Board of Directors but is consistent with the Proxy  Guidelines.  In those  instances,  the analyst  may sign and date the proxy and return  them to the  Compliance  Manager.  If the vote is not covered by the Proxy
Guidelines  and the analyst  recommends  voting  against the issuer's  Board of Directors'  recommendations,  the vote goes before the committee.

         For matters submitted to the Committee,  each member of the Committee will receive,  prior to the meeting,  a copy of the proxy statement,  any third party research,  a summary of any views provided by the Chief Investment Officer and any recommendation  by the analyst.  At the meeting,  the analyst  presents his/her  viewpoint,  and a vote of the committee is taken.  If counsel  believes  that the matter  before the committee is one with respect to which a conflict of interest may exist  between the adviser and the clients of the adviser,  counsel will  provide an opinion to  committee  concerning  the conflict.  If the matter is one in which the  interests  of the clients of one or more of  advisers  may  diverge,  counsel will so advise and the  Committee  may make a different  recommendation  as to each  adviser.  For any  matters  that might trigger  appraisal  rights,  counsel  will provide an opinion  concerning  the likely risks and merits of such an appraisal action.  Should  the vote  concerning  one or more  recommendations  be tied in a vote of the  committee,  the views of the analyst will be followed.  The  committee  notifies the proxy  department  of the result of the vote and the proxy is voted accordingly.

         Although  the Proxy  Guidelines  express  the normal  preferences  of the  voting of any  shares not  covered by a contrary  investment  guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy
Guidelines  and will reviewed each matter on its own merits.  Written  minutes of all proxy  meetings are kept on file. The adviser subscribes to the Institutional  Shareholder  Corporate  Governance  Service.  ISS supplies current  information on regulations,  trends in proxy voting and  information  on  corporate  governance  issues.  ISS also  sponsors  seminars and conferences on corporate governance matters.

         If the vote cast either by the analyst or as a result of the  deliberations  of the Proxy  Voting  Committee  runs contrary to the  recommendation  of the Board of Directors of the issuer,  the matter will be referred to legal  counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II.  Social Issues and other Client Guidelines

         If the client has  provided  special  instructions  relating  to the  adviser by voting the proxy on behalf of the client,  any  special  client  considerations  should  be  noted  on the  client  profile  and  disseminated  to the  proxy department.  This is the  responsibility  of the portfolio  manager or sales  assistant.  In accordance  with Department of
Labor  guidelines,  the  adviser's  policy  is to vote on  behalf  of  ERISA  accounts  in the  best  interest  of the plan participants  with regard to social issues that carry an economic  impact.  Where an account is not governed by ERISA,  the adviser  will vote  shares  held on  behalf of the  client in a manner  consistent  with any  individual  investment/voting guidelines provided by the client.  Otherwise the adviser will abstain with respect to those shares.

III. Client retention of Voting Rights

         If a client  chooses  to retain  the right to vote  proxies  or if there is any  change in voting  authority,  the following should be notified by the portfolio manager/sales assistant:

         - Client profile
         - Legal: James McKee and Stephen DeTore
         - Proxy department: Karyn Nappi
         - Portfolio Manager assigned to the account.

         In the  event  that the  Board of  Directors  of one or more of the  investment  companies  managed  by one of the advisers has retained  direct voting control over any security,  the Compliance  Department  will provide each Board Member
(Or in the event that the voting has been delegated to a committee of the Board,  to the Committee  members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. Voting Records

         The  Compliance  Department  will retain a record of matters  voted upon.  It will  provide to the  advisers  such voting records as are necessary to fulfill.  The adviser's staff may request  proxy-voting records for use in presentations to current or  prospective  clients.  Requests  for proxy voting  records  should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly,  semi-annual  or annual basis,  please notify the proxy  department.  The  reports  will be  available  for mailing  approximately  ten days after the quarter end of the period.  First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodian of all separate account clients for which the adviser has voting  responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales  assistant  sends the letter to the  custodian  of all new  accounts,  along with the  trading/DTC  instructions.
Proxy voting records will be retained in compliance with 17 C.F.R.ss.275.204-2.

V. Voting Procedures

1. Custodian  banks,  outside  brokerage  firms and Wexford  Clearing  Services  Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

o        Shareholder  Vote  Authorization  Forms  (VAF's)  -  Issued  by ADP.  VAF's  must be  voted  through  the  issuing institution  causing a time lag.  ADP is an outside  service  contracted  by the various  institutions  to issue proxy materials.
o        Proxy cards which may be voted directly.
o        Proxy cards which are returned to the custodian (usually an outside broker).
      This is the least efficient method.  It is difficult to determine whether our votes are being cast in the manner we directed.  There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security  for  comparison  with proxies when they are  received.
To facilitate the  reconciliation  process,  a copy of any trade  corrections  occurring between record date minus five and the meeting date should be given to the proxy  department by the person making the  correction.  Any trade that changes the voting status of shares (i.e. from "A" shares to "B" shares) should also be given to the proxy department.

3. Upon  receipt of the proxy,  the number of shares each form  represents  is logged into the proxy  system  according  to security.

 4. In the case of a discrepancy  such as an incorrect  number of shares,  an improperly  signed or dated card, wrong class of security,  etc.,  the issuing  custodian is notified by phone.  A corrected  proxy is requested.  Any  arrangements  are made to insure that a proper proxy is received in time to be voted  (overnight  delivery,  fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of  instructions  from the proxy committee (see  Administrative),  the votes are cast and recorded for each account on an individual basis.

Since  January 1, 1992,  records have been  maintained on the Proxy Edge system.  The system is backed up  regularly.  From
1990 through 1991,  records were maintained on the PROXY VOTER system and in hardcopy format.  Prior to 1990,  records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom
         Name of person posting the vote
         Date and method by which the vote was cast

o        From  these  records  individual  client  proxy  voting  records  are  compiled.  It  is  our  policy  to  provide institutional  clients with a proxy voting record during client  reviews.  In addition,  we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy  cards/VAF's  are marked and copied.  Copies are kept  alphabetically  by security.  Records for the current proxy season are located in the Proxy Department  office.  In preparation for the upcoming  season,  files are transferred to the
La Vigna storage facility during January/February.

7.  Shareholder  Vote  Authorization  Forms  issued by ADP are always sent  directly to a specific  individual  at ADP. The
Advisers's  ADP  representative  is Andre  Carvajal.  Her back-up is Gina Bitros.  Their  supervisor is Debbie  Sciallo.  A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the  conventional  matter,  every  attempt is made to vote on one of the following manners:

o        VAF's can be faxed to ADP up until the time of the meeting.  This is followed up by mailing the original form.
         -or-
      A call is placed to the  custodian  bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote.  Because of the increased  possibility  for errors,  this method is only used as a last resort.  ADP may not take a verbal vote from the Adviser directly.  Written verification of the vote is requested from the custodian.

o        When a solicitor has been retained, the solicitor is called. At the solicitor's  direction,  the proxy is faxed or sent by messenger.

10.  Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11.  In the case of a proxy contest, records are maintained for each opposing entity.

12.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a "legal  proxy" is obtained in the  following manner:

o        Banks and brokerage firms using the services at ADP:

      The back of the VAF is  stamped  indicating  that we wish to vote in  person.  The forms are then sent  overnight  to
ADP. ADP issues  individual  legal proxies and sends them back via  overnight  (or the Adviser can pay messenger  charges).
A  lead-time  of at least two weeks  prior to the  meeting is needed to do this.  Alternatively,  the  procedures  detailed below for banks not using ADP may be implemented.

o        Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"Representative of [Adviser name]  with full power of substitution."

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

o        A limited Power of Attorney appointing the attendee an Adviser representative.
o        A list of all shares  being voted by  custodian  only.  Client names and account  numbers are not  included.  This list must be presented,  along with the proxies,  to the  Inspectors of Elections  and/or  tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must "qualify" the votes (i.e.  determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o        A sample ERISA and Individual contract.
o        A sample of the annual authorization to vote proxies form.
o        A copy of our most recent Schedule 13D filing (if applicable).

                                                        Appendix A

Proxy Voting Guidelines

1.       General Policy Statement
         ------------------------

         It is the policy of Gabelli Asset  Management  Inc. to vote in the best economic  interests of our clients.  As we state in our Magna Carta of Shareholders  Rights,  established in May 1988, we are neither for nor against  management.  We are for shareholders.

         At our first proxy committee  meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework  first  established  by our Magna Carta of  Shareholders  Rights.  The attached  guidelines serve to enhance that broad framework.

         We do not  consider  any issue  routine.  We take into  consideration  all of our  research  on the  company,  its directors,  and their short and  long-term  goals for the  company.  In cases where issues that we generally do not approve of are combined with other issues,  the negative  aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

2.       Board of Directors
         ------------------

         The advisers do not consider  the election of the Board of Directors a routine  issue.  Each slate of directors is evaluated on a case-by-case basis.

         Factors taken into consideration include:

o        Historical responsiveness to shareholders
                  This may include such areas as:
-        Paying greenmail
-        Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance

3.       Selection of Auditors
         ---------------------

         In general, we support the Board of Directors' recommendation for auditors.

4.       Blank Check Preferred Stock
         ---------------------------

         We oppose the issuance of blank check preferred stock.

         Blank check  preferred  stock  allows the company to issue stock and  establish  dividends,  voting  rights,  etc.
without further shareholder approval.

5.       Classified Board
         ----------------

         A classified board is one where the directors are divided into classes with  overlapping  terms. A different class is elected at each annual meeting.

         While a classified  board promotes  continuity of directors  facilitating  long range planning,  we feel directors should be  accountable to  shareholders  on an annual basis.  We will look at this proposal on a case-by-case  basis taking into consideration the board's historical responsiveness to the rights of shareholders.

         Where a  classified  board is in place we will  generally  not support  attempts to change to an annually  elected board.

         When an annually elected board is in place, we generally will not support attempts to classify the board.

6.       Increase Authorized Common Stock
         --------------------------------

         The request to increase the amount of outstanding shares is considered on a case-by-case basis.

         Factors taken into consideration include:

o        Future use of additional shares
                  -        Stock split
                  -        Stock option or other executive compensation plan
                  -        Finance growth of company/strengthen balance sheet
                  -        Aid in restructuring
                  -        Improve credit rating
                  -        Implement a poison pill or other takeover defense
o        Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

         We will support this proposal if a detailed and verifiable plan for the use of the additional  shares is contained in the proxy statement.

7.       Confidential Ballot
         -------------------

         We support the idea that a shareholder's identity and vote should be treated with confidentiality.

         However, we look at this issue on a case-by-case basis.

         In order to promote  confidentiality  in the voting  process,  we endorse  the use of  independent  Inspectors  of
Election.

8.       Cumulative Voting
         -----------------

         In general, we support cumulative voting.

         Cumulative  voting is a process by which a shareholder  may multiply the number of directors  being elected by the number of shares held on record date and cast the total  number for one  candidate or allocate the voting among two or more candidates.

         Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

         Cumulative  voting may result in a minority block of stock gaining  representation  on the board.  When a proposal is made to institute  cumulative  voting,  the proposal will be reviewed on a case-by-case  basis.  While we feel that each board member should represent all shareholders,  cumulative  voting provides  minority  shareholders an opportunity to have their views represented.

9.       Director Liability and Indemnification
         --------------------------------------

         We support  efforts  to attract  the best  possible  directors  by  limiting  the  liability  and  increasing  the indemnification of directors, except in the case of insider dealing.

10.      Equal Access to the Proxy
         -------------------------

         The SEC's rules provide for shareholder  resolutions.  However,  the resolutions are limited in scope and there is a 500 word limit on proponents'  written  arguments.  Management has no such limitations.  While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

11.      Fair Price Provisions
         ---------------------

         Charter  provisions  requiring a bidder to pay all  shareholders  a fair price are  intended  to prevent  two-tier tender offers that may be abusive.  Typically, these provisions do not apply to a board-approved transactions.

         We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

         Reviewed on a case-by-case basis.

12.      Golden Parachutes
         -----------------

         Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

         We support  any  proposal  that would  assure  management  of its own  welfare so that they may  continue  to make decisions in the best interest of the company and  shareholders  even if the decision  results in them losing their job. We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

         Note:  Congress has imposed a tax on any parachute  that is more than three times the  executive's  average annual compensation.

13.      Anti-greenmail Proposals
         ------------------------

         We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders  equally across the board.

14.      Limit Shareholders' Rights to call Special Meetings
         ---------------------------------------------------

         We support the right of shareholders to call a special meeting.

15.      Consideration of Non-financial Effects of a Merger
         --------------------------------------------------

         This proposal  releases the directors  from only looking at the financial  effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

         As a  fiduciary,  we are  obligated  to vote in the best  economic  interests  of our  clients.  In general,  this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

         Reviewed on a case-by-case basis.

16.      Mergers, Buyouts, Spin-offs, Restructurings
         -------------------------------------------

         Each of the above are  considered  on a  case-by-case  basis.  According to the  Department  of Labor,  we are not required to vote for a proposal  simply  because the offering  price is at a premium to the current  market  price.  We may take into consideration the long term interests of the shareholders.
17.      Military Issues
         ---------------

         Shareholder  proposals  regarding  military  production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

         In voting on this  proposal for our  non-ERISA  clients,  we will vote  according to the client's  direction  when applicable.  Where no direction  has been given,  we will vote in the best  economic  interests  of our clients.  It is not our duty to impose our social judgment on others.

18.      Northern Ireland
         ----------------

         Shareholder  proposals  requesting  the  signing of the  MacBride  principles  for the purpose of  countering  the discrimination  of Catholics  in hiring  practices  must be  evaluated  on a purely  economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

         In  voting  on this  proposal  for our  non-ERISA  clients,  we will  vote  according  to  client  direction  when applicable.  Where no direction  has been given,  we will vote in the best  economic  interests  of our clients.  It is not our duty to impose our social judgment on others.

19.      Opt Out of State Anti-takeover Law
         ----------------------------------

         This  shareholder  proposal  requests  that a company opt out of the  coverage of the state's  takeover  statutes.
Example:  Delaware  law  requires  that a buyer  must  acquire  at least 85% of the  company's  stock  before the buyer can exercise control unless the board approves.

         We consider this on a case-by-case basis.  Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

20.      Poison Pill
         -----------

         In general, we do not endorse poison pills.

         In certain cases where  management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

21.      Reincorporation
         ---------------

         Generally,  we support  reincorporation for well-defined  business reasons. We oppose  reincorporation if proposed solely for the  purpose of  reincorporating  in a state with more  stringent  anti-takeover  statutes  that may  negatively impact the value of the stock.

22.      Stock Option Plans
         ------------------

         Stock option plans are an excellent way to attract,  hold and motivate  directors  and  employees.  However,  each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o        Amount of stock already authorized but not yet issued under existing stock option plans

23.      Supermajority Vote Requirements
         -------------------------------

         Supermajority  vote  requirements in a company's charter or bylaws require a level of voting approval in excess of a simple  majority of the  outstanding  shares.  In general,  we oppose  supermajority-voting  requirements.  Supermajority requirements  often exceed the average level of  shareholder  participation.  We support  proposals'  approvals by a simple majority of the shares voting.

24.      Limit Shareholders' Right to Act by Written Consent
         ---------------------------------------------------

         Written  consent allows  shareholders  to initiate and carry on a shareholder  action without having to wait until the next annual  meeting or to call a special  meeting.  It permits  action to be taken by the written  consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

         Reviewed on a case-by-case basis.

Goldman, Sachs & Co.
                                           Goldman Sachs Asset Management, L.P.
                                       Goldman Sachs Asset Management International
                                                Goldman Sachs Princeton LLC
                                                  (collectively, "GSAM")

                                             SUMMARY OF POLICY ON PROXY VOTING
                                              FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our  understanding  of corporate  governance  issues are important  elements of the  portfolio  management services  we perform  for our  advisory  clients who have  authorized  us to address  these  matters on their  behalf.  Our guiding  principles in performing  this service are to make proxy voting  decisions  that (i) favor  proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general  principles for investments in publicly-traded  equities,  we have adopted the GSAM Proxy Voting
Policy to assist us in making proxy voting  decisions and developing  procedures for effecting  those  decisions.  The GSAM
Proxy Voting  Policy and  associated  procedures  are designed to ensure that where GSAM has the authority to vote proxies,
GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual  topics,  including,  among other matters,  shareholder
voting  rights,  anti-takeover  defenses,  board  structures  and  the  election  of  directors,   executive  and  director
compensation,  reorganizations,  mergers and various  shareholder  proposals.  It reflects GSAM's  fundamental  belief that sound corporate  governance will create a framework  within which a company can be directed and managed in the interests of its shareholders.  Senior  management of GSAM  periodically  reviews the GSAM Proxy Voting Policy to ensure it continues to be  consistent  with our guiding  principles.  Clients may request a copy of the GSAM Proxy Voting  Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity  portfolio  management  team  ("Portfolio  Management  Team") has  developed  an approach  for how best to evaluate proxy votes on an individualized  basis in relation to the GSAM Proxy Voting Policy and each Portfolio  Management
Team's investment  philosophy and process. For example,  our active-equity  Portfolio Management Teams view the analysis of corporate  governance practices as an integral part of the investment research and stock valuation process.  Therefore,  on a  case-by-case  basis,  each  active-equity  Portfolio  Management  Team may  vote  differently  from  the  pre-determined
application  of  the  GSAM  Proxy  Voting  Policy.  Our  quantitative-equity   Portfolio  Management  Teams,  by  contrast,
exclusively follow such pre-determined application.

In  addition,  the GSAM Proxy  Voting  Policy is  designed  generally  to permit  Portfolio  Management  Teams to  consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize  independent  service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting  decisions.  The primary  provider we currently  use is  Institutional  Shareholder  Services  ("ISS"),  which provides  proxy voting  services to many asset  managers on a global  basis.  Senior GSAM  management  is  responsible  for reviewing our relationship  with ISS and for evaluating the quality and  effectiveness of the various services  provided by
ISS to assist us in satisfying our proxy voting responsibilities.

Specifically,  ISS assists GSAM in the proxy voting and corporate  governance  oversight process by developing and updating the ISS Proxy Voting  Guidelines,  which are incorporated into the GSAM Proxy Voting Policy,  and by providing research and analysis,  recommendations  regarding votes, operational  implementation,  and recordkeeping and reporting services. GSAM's decision to retain ISS is based  principally  on the view the  services ISS  provides,  subject to GSAM's  oversight,  will generally result in proxy voting decisions which are favorable to shareholders'  interests.  GSAM may, however,  hire other service  providers to  supplement or replace the services  GSAM  receives  from ISS. In addition,  active-equity  Portfolio
Management  Teams are able to cast votes that  differ  from  recommendations  made by ISS,  as  detailed  in the GSAM Proxy
Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting  Policy also  contains  procedures  to address  potential  conflicts of  interest.  These  procedures include our adoption of and reliance on the GSAM Proxy Voting Policy,  including the ISS Proxy Voting  Guidelines,  and the day-to-day  implementation  of  those  Guidelines  by  ISS.  The  procedures  also  establish  a  process  under  which  an active-equity  Portfolio  Management  Team's decision to vote against an ISS  recommendation is approved by the local Chief
Investment  Officer for the requesting  Portfolio  Management  Team and  notification of the vote is provided to the Global
Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting  decisions  with respect to client  investments  in fixed income  securities  and the  securities of  privately-held issuers  generally  will be acted upon by the relevant  portfolio  managers  based on their  assessment  of the  particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate  accounts,  funds-of-funds or other structures,  such external  managers  generally  will be  responsible  for proxy  voting.  GSAM may,  however,  retain such responsibilities where it deems appropriate.

Client Direction

Clients  may  choose to vote  proxies  themselves,  in which  case they must  arrange  for their  custodian  to send  proxy materials  directly to them.  GSAM can also  accommodate  situations  where  individual  clients have  developed  their own guidelines  with  ISS or  another  proxy  service.  Clients  may  also  discuss  with  GSAM the  possibility  of  receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

INVESCO Funds Group, Inc.  Proxy Voting Disclosure

The Boards of Directors of the INVESCO Mutual Funds have expressly  delegated to INVESCO Funds Group, Inc.  ("INVESCO") the responsibility to vote proxies related to the securities held in the Funds'  portfolios.  Under this authority,  INVESCO is required by the Boards of Directors to act solely in the interests of  shareholders  of the Funds.  Other  INVESCO  clients who have delegated proxy voting  authority to INVESCO  similarly  require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other  clients,  INVESCO  acquires and holds a company's  securities  in the  portfolios  it manages in the  expectation  that they will be a good  investment and appreciate in value.  As such,  INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the  description  of the Funds' proxy  voting  policy and  procedures,  as  administered  by INVESCO is available without  charge by calling  1-800-_____________.  It is also  available  on the  website  of the  Securities  and  Exchange
Commission, at www.sec.gov, and on the Funds' website, www.invescofunds.com.
               -----------

Proxy Voting Administration

INVESCO's proxy review and voting process,  which has been in place for many years,  meets INVESCO's  obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds,  INVESCO has established a Proxy Committee that establishes  guidelines and generally  oversees the proxy voting process.  The Committee  consists of INVESCO's  General Counsel,  its Chief Investment
Officer,  its Vice  President  of  Investment  Operations  and  INVESCO's  Proxy  Administrator.  In addition to  INVESCO's knowledge  of its  portfolio  companies,  the  Committee  relies upon  independent  research  provided by third  parties in fulfilling its responsibilities.

INVESCO,  in turn,  has engaged a third party,  Institutional  Shareholder  Services  ("ISS"),  to act as its agent for the administrative  and  ministerial  aspects  of proxy  voting of  portfolio  securities,  as well as to  provide  independent research.  ISS votes proxies for the Funds on routine  matters in accordance  with  guidelines  established  by INVESCO and the  Funds.  These  guidelines  are  reviewed  periodically  by the Proxy  Committee  and the Funds'  Boards of  Directors;
accordingly,  they are subject to change.  Although it occurs infrequently,  the guidelines may be overridden by INVESCO in any particular  vote,  depending  upon specific  factual  circumstances.  ISS also serves as the proxy voting record keeper for INVESCO.

Issues that are not covered by INVESCO's proxy voting guidelines, or that are determined by INVESCO on a case-by-case basis, are referred to INVESCO's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Directors to decide how the proxies shall be voted on these issues. The
IFG Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

Guidelines and Policies

         Overview

As part of its investment  process,  INVESCO examines the management of all portfolio  companies.  The ability and judgment of management is, in INVESCO's  opinion,  critical to the investment  success of any portfolio  company.  INVESCO generally will not hold  securities  of companies  whose  management  it  questions,  and accords  substantial  weight to  management opinions.  Not  surprisingly,  INVESCO casts most of its proxy votes,  particularly on routine matters,  in accordance with portfolio company management recommendations.

At the same time, when INVESCO  believes that the position of the management of a portfolio  company may not be in the best
interests  of  shareholders,   the  Committee  or  an  individual   portfolio  manager  can  vote  against  the  management
recommendation.  In certain  cases,  INVESCO  consistently  will vote against  management  in  furtherance  of  established guidelines on specific matters.

As a general rule, INVESCO votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments.  In addition, absent specific prior authorization from INVESCO's General Counsel, INVESCO does not:

o        Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

o        Announce its voting intentions and the reasons therefor.

o        Participate in a proxy  solicitation or otherwise seek  proxy-voting  authority from any other  portfolio  company shareholder.

o        Act in concert with other  portfolio  company  shareholders  in connection  with any proxy issue or other activity involving the control or management of a portfolio company.

Although  INVESCO  reserves  the right to vote  proxy  issues on behalf of the Funds on a  case-by-case  basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

         Routine Matters

INVESCO  generally  votes in favor of  ratification  of  accountants,  changing  corporate  names and similar  matters.  It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

         Boards of Directors

INVESCO generally votes for management's  slate of director  nominees.  However,  it votes against incumbent  nominees with poor  attendance  records,  or who have  otherwise  acted in a manner  INVESCO  believes  is not in the best  interests  of shareholders.

INVESCO generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

         Compensation

INVESCO  believes that it is important  that a company's  equity-based  compensation  plan is aligned with the interests of shareholders,  including the Funds and its other clients.  Many compensation  plans are examined on a case-by-case basis by
INVESCO,  and  INVESCO  generally  opposes  packages  that  it  believes  provide  excessive  awards  or  create  excessive shareholder  dilution.  INVESCO  usually opposes  proposals to reprice  options because the underlying  stock has fallen in value.

         Anti-takeover and Similar Corporate Governance Issues

INVESCO generally  opposes poison pills,  unequal voting rights plans,  provisions  requiring  supermajority  approval of a merger and other matters that are designed to limit the ability of  shareholders  to approve merger  transactions.  INVESCO generally votes in favor of increases in authorized shares

         Social Issues

INVESCO  believes that it is  management's  responsibility  to handle such issues,  and generally  votes with management on these types of issues,  or abstains.  INVESCO  will oppose  issues that it believes  will be a detriment to the  investment performance of a portfolio company.

Conflicts of Interest

Historically,  INVESCO has not had  situations  in which the  interests of its Fund  shareholders  or other  clients are at variance  with  INVESCO's  own  interests.  In routine  matters,  INVESCO  votes  proxies in  accordance  with  established guidelines, and the opportunity for conflict simply does not arise.

In matters that INVESCO  examines on a  case-by-case  basis,  or where  parties may seek to influence  INVESCO's  vote (for example,  a merger  proposal),  or in any instance where INVESCO  believes there may be an actual or perceived  conflict of interest,  INVESCO votes the proxy in what it believes to be in the best investment  interests of its Fund shareholders and other clients.  In such matters,  INVESCO's  Chief  Investment  Officer makes the decision,  which is reviewed by INVESCO's
General Counsel.

Matters in which INVESCO votes against its  established  guidelines,  or matters in which INVESCO  believes there may be an
actual  or  perceived   conflict  of  interest,   together  with  matters  in  which   INVESCO  votes  against   management
recommendations,  are reported to the Funds' Boards of Directors on a quarterly  basis,  together with the reasons for such votes.

Jennison Associates LLC Proxy Voting Policy Summary

Jennison  Associates LLC  ("Jennison")  actively  manages  publicly traded equity  securities and fixed income  securities.
Jennison's  policy is to  ensure  that all  proxies  are  voted in the best  interests  of its  clients  and that  material conflicts of interests  between  Jennison and its clients do not  influence  the voting of proxies.  Proxies are voted with the primary goal of achieving the long-term  maximum  economic  benefit for the  participants  and  beneficiaries of client accounts.  Secondary  consideration  is given to the public and social value of each issue.  Jennison  evaluates each proxy on its individual merits on a case-by-case basis.  However,  in general terms,  Jennison typically votes with management on routine  matters such as  uncontested  election of directors  and  appointment  of  auditors.  With respect to  non-routine matters such as mergers,  reorganizations,  and executive  compensation  plans the financial  impact of such  proposals are reviewed on a  case-by-case  basis.  Proxies  are  referred  to members of the  Jennison  Proxy  Committee  for  individual consideration.

In order to ensure that  material  conflicts of interests  have not  influenced  Jennison's  voting  process,  Jennison has implemented a process to identify such conflicts,  document  voting  decisions where such conflicts are deemed to exist and to review such votes.  Members of  Jennison's  Proxy  Committee  review the decisions to be made with respect to the voting of such  proxies.  In  addition,  these votes are  reviewed by a committee  comprised  of senior  business  executives  and regulatory  personnel of Jennison and its affiliated asset management unit,  Prudential  Investment  Management,  Inc. This committee  also has a role in identifying  material  conflicts that may affect  Jennison due to  Prudential's  ownership of
Jennison.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                                                                       PROXY VOTING POLICIES AND PROCEDURES
                                                                                       ------------------------------------

         Massachusetts  Financial  Services Company,  MFS Institutional  Advisors,  Inc., and MFS' other investment adviser subsidiaries  (collectively,  "MFS") have adopted proxy voting policies and procedures with respect to securities  owned by the  investment  companies  and  separate  accounts  for which MFS serves as  investment  adviser and has the power to vote proxies.

     A.  VOTING GUIDELINES
         -----------------

         General Policy; Potential Conflicts of Interest
         -----------------------------------------------

         MFS' policy is that proxy voting  decisions are made in light of all relevant  factors  affecting the  anticipated impact of the vote on the long-term  economic value of the relevant  clients'  investments in the subject company,  without regard to any of MFS' corporate interests, such as distribution,  401(k) administration or institutional relationships,  or the interests of any party other than the client.

         As a general  matter,  MFS maintains a consistent  voting position with respect to similar proxy proposals made by various  issuers.  However,  MFS recognizes  that there are gradations in certain types of proposals  (e.g.,  "poison pill"
proposals or the  potential  dilution  caused by the issuance of new stock) that may result in different  voting  positions being taken with respect to the different  proxy  statements.  Some items that otherwise  would be acceptable will be voted against the proponent when it is seeking extremely broad  flexibility  without offering a valid  explanation.  In addition,
MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

         MFS reviews proxy issues on a case-by-case  basis,  and there are instances  when our judgment of the  anticipated effect on the best long-term  interests of our clients may warrant  exceptions to the guidelines.  The guidelines provide a framework  within  which the proxies  are voted and have  proven to be very  workable in  practice.  These  guidelines  are reviewed internally and revised as appropriate.

         Any  potential  conflicts of interest  with respect to proxy votes are decided in favor of our clients'  long-term economic  interests.  As a matter of  policy,  MFS will not be  influenced  in  executing  these  voting  rights by outside sources whose  interests  conflict with or are different  from the interests of our clients who own these  securities.  The
MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

     B.  REVIEW, RECOMMENDATION AND VOTING PROCEDURES
         --------------------------------------------

1.       Gathering Proxies
         -----------------

         Nearly all proxies  received by MFS originate at Automatic Data  Processing  Corp.  ("ADP").  ADP and issuers send proxies and related material directly to the record holders of the shares  beneficially  owned by MFS' clients,  usually to the client's  custodian or, less commonly,  to the client  itself.  Each client's  custodian is responsible  for forwarding all proxy  solicitation  materials to MFS. This material will include proxy cards,  reflecting the proper  shareholdings of
Funds and of clients on the record dates for such shareholder meetings,  and proxy statements,  the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds,  has entered into an agreement  with an independent  proxy  administration firm (the "Proxy  Administrator")  pursuant to which the Proxy  Administrator  performs  various proxy vote  processing and recordkeeping  functions  for  MFS'  Fund  and  institutional  client  accounts.  The  Proxy  Administrator  does  not make recommendations  to MFS as to how to vote any  particular  item.  The Proxy  Administrator  receives  proxy  statements and proxy cards directly from various  custodians,  logs these materials into its database and matches  upcoming  meetings with
MFS Fund and  client  portfolio  holdings,  which  are  input  into the Proxy  Administrator's  system  by an MFS  holdings datafeed.  Through  the use of the Proxy  Administrator  system,  ballots and proxy  material  summaries  for the  upcoming shareholders'  meetings  of over  10,000  corporations  are  available  on-line to  certain  MFS  employees,  the MFS Proxy
Consultant  and the MFS Proxy  Review  Group and most proxies can be voted  electronically.  In addition to  receiving  the hard copies of materials  relating to meetings of  shareholders  of issuers whose  securities  are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

     2.           Analyzing Proxies
                  -----------------

         After input into the Proxy  Administrator  system,  proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically  voted in favor by the Proxy  Administrator  without being sent to either the MFS Proxy Consultant or the MFS
Proxy  Review  Group for further  review.  Proxies that pertain  only to merger and  acquisition  proposals  are  forwarded initially to an  appropriate  MFS portfolio  manager or research  analyst for his or her  recommendation.  All proxies that are reviewed by either the MFS Proxy  Consultant or a portfolio  manager or analyst are then forwarded with  recommendation to the MFS Proxy Review Group.

         Recommendations  with respect to voting on non-routine  issues are generally  made by the MFS Proxy  Consultant in light of the policies referred to above and all other relevant  materials.  His or her  recommendation as to how each proxy proposal  should be voted is indicated on copies of proxy  cards,  including  his or her  rationale on  significant  items.
These cards are then forwarded to the MFS Proxy Review Group.

         As a general  matter,  portfolio  managers and investment  analysts are consulted and involved in developing  MFS'
substantive  proxy voting  guidelines,  but have little or no  involvement  in or  knowledge  of proxy  proposals or voting positions taken by MFS. This is designed to promote  consistency in the application of MFS' voting  guidelines,  to promote consistency  in voting on the same or similar  issues (for the same or for multiple  issuers)  across all client  accounts, and to  minimize  or remove  the  potential  that proxy  solicitors,  issuers,  and third  parties  might  attempt to exert influence on the vote or might create a conflict of interest that is not in the best  long-term  economic  interests of our client.  In limited,  specific  instances  (e.g.,  mergers),  the MFS Proxy  Consultant  or the MFS Proxy  Review Group may
consult with or seek  recommendations  from  portfolio  managers or analysts.  The MFS Proxy Review Group would  ultimately determine the manner in which all proxies are voted.

3.                Voting Proxies
                  --------------

         After the proxy  card  copies  are  reviewed,  they are voted  electronically  through  the Proxy  Administrator's system.  In accordance  with its contract  with MFS, the Proxy  Administrator  also  generates a variety of reports for the
MFS Proxy  Consultant and the MFS Proxy Review Group,  and makes  available  on-line  various other types of information so that the MFS Proxy  Review  Group and the MFS Proxy  Consultant  may monitor the votes cast by the Proxy  Administrator  on behalf of MFS' clients.

                                                   C. MONITORING SYSTEM

         It is the  responsibility  of the Proxy  Administrator  and MFS'  Proxy  Consultant  to monitor  the proxy  voting process.  As noted above,  when proxy  materials  for clients are received,  they are forwarded to the Proxy  Administrator and are input into the Proxy  Administrator's  system.  Additionally,  through an  interface  with the  portfolio  holdings database of MFS, the Proxy  Administrator  matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares  held on the record  date with the Proxy  Administrator's  listing of any  upcoming  shareholder's meeting of that company.

         When the Proxy Administrator's  system "tickler" shows that the date of a shareholders' meeting is approaching,  a
Proxy Administrator  representative  checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's  custodian,  the Proxy  Administrator calls the custodian  requesting that the materials be forward  immediately.  If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting,  MFS may instruct the custodian to cast the vote in the manner  specified and to mail the proxy directly to the issuer.

                                             D. RECORDS RETENTION AND REPORTS

         Proxy  solicitation  materials,  including  electronic  versions  of the proxy  cards  completed  by the MFS Proxy
Consultant  and the MFS Proxy Review  Group,  together  with their  respective  notes and  comments,  are  maintained in an electronic  format by the Proxy  Administrator  and are  accessible  on-line by the MFS Proxy  Consultant and the MFS Proxy
Review  Group.  All  proxy  voting  materials  and  supporting  documentation,  including  records  generated  by the Proxy
Administrator's  system as to proxies processed,  the dates when proxies were received and returned,  and the votes on each company's proxy issues, are retained for six years.

         At any time, a report can be printed by MFS for each client who has  requested  that MFS furnish a record of votes cast.  The report  specifies the proxy issues which have been voted for the client  during the year and the position  taken with respect to each issue.

         Generally,  MFS will not divulge actual voting practices to any party other than the client or its representatives
(or an appropriate  governmental  agency) because we consider that  information to be  confidential  and proprietary to the client.

         On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

Marsico Capital Management, LLC Proxy Summary

MCM votes client proxies in the best economic  interest of clients.  Because MCM generally  believes in the  managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

Although  MCM will  routinely  vote with  management,  our  analysts  will  review  proxy  proposals  as part of our normal monitoring  of  portfolio  companies  and their  managements.  In rare  cases,  we might  decide to vote a proxy  against a management recommendation.  This would require notice to every affected MCM client.

MCM will  routinely  abstain from voting  proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual  circumstances  when there may be an apparent material conflict of interest between MCM's interests and clients'
interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client),  MCM generally  will resolve any  appearance  concerns by causing those proxies to be "echo voted" or "mirror  voted" in the same  proportion as other votes,  or by voting the proxies as recommended by an independent  service  provider.  MCM will not notify clients if it uses these  routine  procedures  to resolve an apparent  conflict.  In rare  cases,  MCM might use other  procedures  to resolve an apparent conflict and give notice to clients.

MCM  generally  uses an  independent  service  provider to help vote  proxies,  keep voting  records,  and disclose  voting information to clients.  MCM's full proxy voting policy and information  about the voting of a particular  client's proxies are available to the client on request.

Neuberger Berman Management, Inc.

Proxy summary

The Board has  delegated to Neuberger  Berman the  responsibility  to vote proxies  related to the  securities  held in the
Fund's  portfolios.  Under this authority,  Neuberger  Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its  stockholders.  The Board permits  Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger  Berman has implemented  written Proxy Voting  Policies and Procedures  ("Proxy Voting Policy") that are designed to reasonably  ensure that Neuberger  Berman votes proxies  prudently and in the best interest of its advisory  clients for whom  Neuberger  Berman has voting  authority,  including the Fund.  The Proxy Voting  Policy also  describes how Neuberger
Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing,  authorizing,  implementing and updating the Proxy Voting
Policy,  overseeing  the proxy voting process and engaging and overseeing  any  independent  third-party  vendors as voting delegate to review,  monitor  and/or vote  proxies.  In order to apply the Proxy Voting  Policy noted above in a timely and consistent  manner,  Neuberger  Berman  utilizes  Institutional  Shareholder  Services  Inc.  ("ISS")  to vote  proxies  in accordance with Neuberger Berman's voting guidelines.

Neuberger  Berman's  guidelines  adopt the voting  recommendations  of ISS.  Neuberger  Berman retains final  authority and fiduciary  responsibility for proxy voting.  Neuberger Berman believes that this process is reasonably  designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment  professional at Neuberger  Berman believes that it is in the best interests of a client or clients  to vote  proxies  in a  manner  inconsistent  with  Neuberger  Berman's  proxy  voting  guidelines  or in a manner inconsistent  with  ISS  recommendations,  the  Proxy  Committee  will  review  information  submitted  by  the  investment professional  to determine  that there is no material  conflict of interest  between  Neuberger  Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy  Committee  determines  that the voting of a proxy as recommended by the  investment  professional  presents a material  conflict of interest between  Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy  Committee  shall:  (i) take no further  action,  in which case ISS shall vote such proxy in accordance  with the proxy voting  guidelines or as ISS  recommends;  (ii)  disclose  such conflict to the client or clients and obtain  written direction  from the client as to how to vote the proxy;  (iii) suggest that the client or clients  engage  another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                                    DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES
                                    ---------------------------------------------------

Pacific  Investment  Management  Company LLC ("PIMCO") has adopted  written proxy voting  policies and  procedures  ("Proxy
Policy") as required by Rule 206(4)-6  under the Investment  Advisers Act of 1940, as amended.  PIMCO has  implemented  the
Proxy Policy for each of its clients as required under  applicable  law, unless  expressly  directed by a client in writing to refrain from voting that client's  proxies.  Recognizing  that proxy voting is a rare event in the realm of fixed income investing and is typically  limited to solicitation of consent to changes in features of debt securities,  the Proxy Policy also  applies  to any  voting  rights  and/or  consent  rights of PIMCO,  on behalf of its  clients,  with  respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner  reasonably  expected to ensure that voting and consent rights are exercised  in  the  best  interests  of  PIMCO's  clients.  Each  proxy  is  voted  on a  case-by-case  basis  taking  into consideration  any relevant  contractual  obligations as well as other relevant facts and  circumstances at the time of the vote.  In general,  PIMCO  reviews  and  considers  corporate  governance  issues  related to proxy  matters and  generally supports  proposals that foster good corporate  governance  practices.  PIMCO may vote proxies as recommended by management on routine  matters  related to the  operation  of the issuer and on matters not  expected to have a  significant  economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically  review its proxy voting  activities and  implementation  of the Proxy Policy.  PIMCO will  review  each proxy to  determine  whether  there may be a  material  conflict  between  PIMCO and its  client.  If no conflict exists,  the proxy will be forwarded to the appropriate  portfolio manager for  consideration.  If a conflict does exist,  PIMCO will seek to resolve  any such  conflict  in  accordance  with the Proxy  Policy.  PIMCO seeks to resolve any material  conflicts  of interest by voting in good faith in the best  interest of its  clients.  If a material  conflict of interest  should  arise,  PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:  (i) convening a committee to assess and resolve the conflict;  (ii) voting in accordance with the instructions of the client;  (iii) voting in accordance with the recommendation of an independent  third-party  service provider;  (iv) suggesting that the client engage another party to determine how the proxy should be voted;  (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's  written  Proxy Policy and the factors that PIMCO may consider in  determining  how to vote a client's  proxy.  Except as required by law,  PIMCO will not  disclose to third  parties how it voted on behalf of a client.  However,  upon request from an  appropriately  authorized  individual,  PIMCO will  disclose to its clients or the entity  delegating the voting  authority to PIMCO for such clients,  how PIMCO voted such client's  proxy.  In addition,  a client may obtain  copies of PIMCO's  Proxy  Policy and  information  as to how its proxies  have been voted by  contacting
PIMCO.

Pilgrim Baxter & Associates, Ltd. proxy voting policy
Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") has adopted a Proxy Voting Policy (the "Policy") in accordance with
Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.  In general, the Policy seeks to vote proxies in a manner that maximizes the value of our clients' investments.  Attached as Exhibit __ to this Statement of
Additional Information is Pilgrim Baxter's Policy.

ProFund Advisors LLC

            Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
            ---------------------------------------------------------------------------------------------------
The following  policies and procedures are designed to maximize  shareholder  value and protect  shareowner  interests when voting  proxies.  This goal is achieved  by  utilizing  a set of proxy  voting  guidelines  ("Guidelines")  maintained  and implemented by an independent  service,  Institutional  Shareholder  Services ("ISS"). The Guidelines are an extensive list of common proxy voting issues with recommended  voting actions based on the overall goal of achieving  maximum  shareholder value and protection of shareholder interests.  Proxy issues identified in the Guidelines include but are not limited to:
o        Election of Directors - considering factors such as director qualifications, term of office, age limits.
o        Proxy  Contests -  considering  factors such as voting for nominees in contested  elections and  reimbursement  of expenses.
o        Election of Auditors - considering factors such as independence and reputation of the auditing firm.
o        Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
o        Tender Offer  Defenses -  considering  factors such as poison pills (stock  purchase  rights plans) and fair price provisions.
o        Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
o        Capital Structure - considering factors such as common stock authorization and stock distributions.
o        Executive and Director  Compensation - considering  factors such as performance  goals and employee stock purchase plans.
o        State of  Incorporation  -  considering  factors such as state  takeover  statutes  and voting on  reincorporation proposals.
o        Mergers and Corporate Restructuring - considering factors such as spinoffs and asset sales.
o        Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
o        Consumer and Public Safety Issues - considering  factors such as social and environmental  issues as well as labor issues.

 A full  description  of each  guideline  and voting policy is  maintained  by the Advisor.  The Advisor has  established a
 Proxy Oversight Committee to review and monitor the effectiveness of the Guidelines.

 Proxy Voting Process
Overview
--------
ISS, in  developing  voting  recommendations,  devotes  research for proxies  based on the level of complexity of the proxy materials.  ISS  assigns  complex  issues  such as mergers or  restructuring  to one of their  senior  analysts.  Recurring issues where ISS voting issues do not need case by case analysis are handled by more junior  analysts.  In every case,  the analyst reviews publicly available  information such as SEC filings,  recent news reports, and may contact issuers directly if needed.  Such  discussions  with issuers may be handled by telephone or in a face to face  meeting.  Analysts  will seek to speak directly with management when a question is not answered by publicly  available  information and such  information is needed for an informed recommendation.
As part of ISS's  quality  assurance  process,  every  analysis  produced  is reviewed by a director of research or a chief policy  advisor.  Higher level issues such as mergers are assigned to senior staff members.  Contested  issues are reviewed by research  directors.  While a senior analyst takes the lead on every proxy contest,  a management member will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally,  proxies are voted in accordance  with the voting  recommendations  contained in the  Guidelines.  If necessary, the Advisor will be consulted on non routine issues.
Oversight
----------
ISS issues  quarterly  reports for the Advisor to review to assure  proxies are being voted  properly.  The Advisor and ISS also perform spot checks  intra-quarter  to match the voting  activity  with  available  shareholder  meeting  information.
ISS's  management  meets on a regular  basis to discuss  its  approach  to new  developments  and  amendments  to  existing policies.  Information on such developments or amendments in turn is provided to the Advisor's Proxy Oversight Committee.

Conflicts of Interest

 From time to time, proxy issues may pose a material  conflict of interest between the Advisor and its clients.  Due to the limited nature of the Advisor's activities (e.g., no underwriting  business, no publicly traded affiliates,  no investment banking activities,  or research  recommendations),  conflicts of interest are likely to be infrequent.  Nevertheless,  it shall be the duty of the Proxy  Oversight  Committee  to monitor  for  potential  conflicts  of  interest.  In the event a conflict of interest  arises,  the Advisor will direct ISS to use its  independent  judgment to vote  affected  proxies in accordance  with approved  guidelines.  The Proxy  Oversight  Committee  will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

 The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.  The voting record will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972.  The voting record will be available on the website of the Securities and Exchange Commission beginning after August 31, 2004.

                                     T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price  Associates,  Inc. and T. Rowe Price  International,  Inc.  recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues  submitted to shareholder  vote--such as election of directors  and  important  matters  affecting a company's  structure and  operations.  As an  investment  adviser with a fiduciary  responsibility  to its clients,  T. Rowe Price analyzes the proxy  statements of issuers whose stock is owned by the  investment  companies that it sponsors and serves as investment  adviser.  T. Rowe Price also is involved in the proxy process on behalf of its  institutional  and private  counsel  clients who have requested  such service.  For those private counsel  clients  who have not  delegated  their  voting  responsibility  but who  request  advice,  T.  Rowe  Price  makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee  develops our firm's positions on all major corporate  issues,  creates  guidelines,  and oversees the voting process.  The Proxy Committee,  composed of portfolio managers,  investment  operations  managers,  and internal legal counsel,  analyzes proxy policies based on whether they would adversely affect  shareholders'  interests and make a company less  attractive to own. In evaluating  proxy  policies each year, the Proxy  Committee  relies upon our own fundamental  research,  independent  research provided by third parties,  and information  presented by company managements and shareholder groups.

Once the Proxy Committee  establishes its recommendations,  they are distributed to the firm's portfolio managers as voting guidelines.  Ultimately,  the portfolio  manager votes on the proxy  proposals of companies in his or her  portfolio.  When portfolio  managers cast votes that are counter to the Proxy  Committee's  guidelines,  they are required to document their reasons in writing to the Proxy  Committee.  Annually,  the Proxy  Committee  reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained  Institutional  Shareholder  Services,  an expert in the proxy voting and  corporate  governance area, to provide proxy advisory and voting  services.  These  services  include  in-depth  research,  analysis,  and voting recommendations as well as vote execution,  reporting,  auditing and consulting assistance for the handling of proxy voting responsibility  and  corporate  governance-related  efforts.  While  the  Proxy  Committee  relies  upon  ISS  research  in establishing T. Rowe Price's voting  guidelines--many  of which are consistent with ISS positions--T.  Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's  decisions  with respect to proxy  issues are made in light of the  anticipated  impact of the issue on the desirability  of investing in the portfolio  company.  Proxies are voted solely in the interests of the client,  Price Fund
shareholders  or,  where  employee  benefit  plan  assets  are  involved,   in  the  interests  of  plan  participants  and
beneficiaries.  Practicalities  involved with  international  investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
When determining whether to invest in a particular  company,  one of the key factors T. Rowe Price considers is the quality and depth of its  management.  As a result,  T. Rowe Price  believes  that  recommendations  of  management  on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific  voting  guidelines  have been  established  by the Proxy  Committee for recurring  issues that appear on proxies, which are available to clients upon request.  The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally  supports slates with a majority of independent  directors and nominating  committees chaired by an independent  board member.  We withhold votes for inside  directors  serving on compensation  and audit  committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
Our goal is to assure that a company's  equity-based  compensation plan is aligned with shareholders'  long-term interests.
While we evaluate most plans on a case-by-case  basis, T. Rowe Price generally opposes  compensation  packages that provide what we view as excessive  awards to a few senior  executives or that contain  excessively  dilutive stock option plans. We base our review on criteria  such as the costs  associated  with the plan,  plan  features,  dilution to  shareholders  and comparability  to plans in the company's peer group.  We generally  oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes  anti-takeover  measures and other proposals  designed to limit the ability of shareholders to act on possible  transactions.  When voting on corporate governance  proposals,  we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues
T. Rowe  Price  generally  votes with a  company's  management  on social  issues  unless  they have  substantial  economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving  possible material  conflicts between the interests of
T. Rowe Price and those of its clients with respect to proxy voting.  Since our voting  guidelines  are  pre-determined  by the Proxy  Committee  using  recommendations  from ISS,  an  independent  third  party,  application  of the T. Rowe  Price guidelines  to vote  clients'  proxies  should in most  instances  adequately  address any possible  conflicts of interest.
However,  for proxy votes  inconsistent with T. Rowe Price guidelines,  the Proxy Committee reviews all such proxy votes in order to  determine  whether the  portfolio  manager's  voting  rationale  appears  reasonable.  The Proxy  Committee  also assesses whether any business or other  relationships  between T. Rowe Price and a portfolio  company could have influenced an inconsistent  vote on that company's  proxy.  Issues raising  possible  conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting
Vote  Summary  Reports are  generated  for each client that  requests T. Rowe Price to furnish  proxy voting  records.  The report specifies the portfolio  companies,  meeting dates,  proxy  proposals,  votes cast for the client during the period, and the position taken with respect to each issue.  Reports  normally  cover  quarterly or annual  periods.  If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

                                                 WELLS CAPITAL MANAGEMENT

                                           PROXY VOTING POLICIES AND PROCEDURES

1.                 Scope of Policies and Procedures.  These Proxy Voting Policies and Procedures ("Procedures") are used to
                   --------------------------------
    determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management.  Wells Capital Management believes that the
          Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.       Voting Philosophy.  Wells Capital Management exercises its voting  responsibility,  as a fiduciary,  with the goal
         ------------------
of maximizing  value to shareholders  consistent with the governing laws and investment  policies of each portfolio.  While securities  are not purchased to exercise  control or to seek to effect  corporate  change through share  ownership,  Wells
Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes  Institutional  Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research.  ISS votes proxies in accordance with the Wells Fargo Proxy  Guidelines  established by
Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.       Responsibilities
         ----------------

         (A)      Proxy Administrator
                  ----------------------

         Wells Capital Management has designated a Proxy  Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures.  The Proxy Administrator  monitors ISS to determine  that ISS is  accurately  applying  the  Procedures  as set forth herein and that proxies are voted in a timely and responsible  manner. The Proxy Administrator  reviews the continuing  appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i)      Voting  Guidelines.  Wells Fargo Proxy  Guidelines  set forth Wells Fargo's proxy policy  statement and guidelines
         ------------------
                   regarding  how proxies  will be voted on the issues  specified.  ISS will vote proxies for or against as directed  by the  guidelines.  Where  the  guidelines  specify  a "case  by  case"  determination  for a particular  issue,  ISS  will  evaluate  the  proxies  based  on  thresholds  established  in the  proxy guidelines.  In  addition,  proxies  relating  to issues not  addressed  in the  guidelines,  especially foreign  securities,  Wells  Capital  Management  will  defer to ISS  Proxy  Guidelines.  Finally,  with respect  to  issues  for  which  a vote  for or  against  is  specified  by the  Procedures,  the  Proxy
                   Administrator  shall  have  the  authority  to  direct  ISS to  forward  the  proxy  to him or her for a discretionary  vote, in  consultation  with the Proxy  Committee or the portfolio  manager  covering the subject security if the Proxy Committee or the portfolio manager  determines that a case-by-case  review of such matter is warranted,  provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy  Administrator  is aware of any conflict of interest as described  further below with respect to such matter.

(ii)     Voting  Discretion.  In all cases, the Proxy  Administrator will exercise its voting discretion in accordance with
         -------------------
                   the voting  philosophy of the Wells Fargo Proxy  Guidelines.  In cases where a proxy is forwarded by ISS to the Proxy  Administrator,  the Proxy  Administrator  may be assisted in its voting  decision  through receipt of: (i) independent  research and voting  recommendations  provided by ISS or other  independent sources;  or (ii) information  provided by company managements and shareholder groups. In the event that the Proxy  Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital
                   Management or any of its  affiliates  regarding a proxy that has been forwarded to him or her, the Proxy
                   Administrator  will return the proxy to ISS to be voted in  conformance  with the voting  guidelines  of
                   ISS.

                   Voting  decisions  made by the Proxy  Administrator  will be  reported to ISS to ensure that the vote is registered in a timely manner.

         (iii)     Securities on Loan.  As a general  matter,  securities on loan will not be recalled to facilitate  proxy
                   -------------------
                   voting (in which case the borrower of the security shall be entitled to vote the proxy).

         (iv)       Conflicts of Interest.  Wells Capital  Management  has obtained a copy of ISS policies,  procedures and
                    ----------------------
                   practices  regarding  potential  conflicts of interest that could arise in ISS proxy voting  services to
                   Wells Capital  Management as a result of business  conducted by ISS. Wells Capital  Management  believes that potential  conflicts of interest by ISS are minimized by these policies,  procedures and practices, a copy of which is  attached  hereto as Appendix  B. In  addition,  Wells  Fargo  and/or  Wells  Capital
                                                           -----------
                   Management  may have a conflict of interest  regarding a proxy to be voted upon if, for  example,  Wells
                   Fargo and/or Wells Capital Management or its affiliates have other  relationships with the issuer of the proxy.  Wells Capital  Management  believes that, in most instances,  any material conflicts of interest will be minimized through a strict and objective  application by ISS of the voting  guidelines  attached hereto.  However,  when the Proxy  Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital  Management,  the Proxy  Administrator shall defer  to ISS to  vote  in  conformance  with  the  voting  guidelines  of ISS In  addition,  the  Proxy
                   Administrator  will seek to avoid any undue  influence as a result of any material  conflict of interest that exists between the interest of a client and Wells Capital  Management or any of its affiliates.  To this end, an independent  fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

         (B)      ISS
                  ---

         ISS has been delegated with the following responsibilities:

          (i)      Research and make voting  determinations  in accordance with the Wells Fargo Proxy Guidelines  described in Appendix A;

(ii)     Vote and submit proxies in a timely manner;

(iii)    Handle other administrative functions of proxy voting;

(iv)     Maintain  records of proxy  statements  received in connection  with proxy votes and provide  copies of such proxy statements promptly upon request;

(v)      Maintain records of votes cast; and

(vi)     Provide recommendations with respect to proxy voting matters in general.

(C)       Except in instances  where  clients have  retained  voting  authority,  Wells  Capital  Management  will instruct custodians  of client  accounts  to forward  all proxy  statements  and  materials  received in respect of client accounts to ISS.

(D)       Notwithstanding the foregoing,  Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4.        Record Retention.  Wells Capital  Management will maintain the following  records relating to the  implementation
          -----------------
of the Procedures:
(i)       A copy of these proxy voting polices and procedures;
(ii)      Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);
(iii)     Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);
          (iv)     Records of each written client request for proxy voting records and Wells Capital  Management's  written response to any client request (written or oral) for such records; and
          (v) Any  documents  prepared by Wells  Capital  Management  or ISS that were  material  to making a proxy  voting decision.
         Such proxy voting books and records  shall be  maintained  at an office of Wells  Capital  Management in an easily accessible place for a period of five years.

5.       Disclosure  of  Policies  and  Procedures.  Wells  Capital  Management  will  disclose  to its  clients  a summary
         ------------------------------------------
description  of its proxy  voting  policy and  procedures  via mail.  A detail  copy of the policy and  procedures  will be provided to clients  upon  request by calling  1-800-736-2316.  It is also posted on Wells  Capital  Management  website at
www.wellscap.com.

         Wells Capital  Management will also provide proxy  statements and any records as to how we voted proxies on behalf
of    client    upon     request.     Clients    may    contact    us    at     1-800-736-2316     or    by    e-mail    at
http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

         Except as otherwise  required by law,  Wells  Capital  Management  has a general  policy of not  disclosing to any issuer or third party how its client proxies are voted.

Wells Fargo Bank Proxy Guidelines and Philosophy

INTRODUCTION
------------

Wells Fargo Trust has adopted a system-wide  philosophy  statement and  guidelines  for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the  responsibility of the Wells Fargo Proxy Committee,  which is appointed each year by the Trust
Operating  Committee  (TOC).  A  monthly  review  and  approval  of  voting  activity  is the  responsibility  of the Trust
Investment Committee (TIC).

Most Wells  Fargo  fiduciary  entities  have  appointed  Institutional  Shareholder  Services  (ISS) as their agent to vote proxies,  following Wells Fargo  guidelines to assure  consistent  application of the philosophy and voting  guidelines and for  efficiency of operations and processing  since we share a single system and  processing  capability.  Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.       Proxies relating to fiduciary  accounts must be voted for the exclusive  benefit of the trust  beneficiary.  Proxy votes  should be cast based upon an analysis of the impact of any  proposal on the  economic  value of the stock during the time the stock is intended to be held by a fiduciary account.

B.       Because the  acquisition  and  retention of a security  reflects  confidence in  management's  ability to generate acceptable  returns  for the  shareholder,  certain  proxy  issues  involving  corporate  governance  should  be  voted  as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.       We  encourage  the Board of Directors  to request  powers  which can be used to enhance the economic  value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

The decision as to whether or not a Board of Directors should be granted these powers will be based upon:
 an evaluation of the independence of the Board in its attempt to maximize shareholder value and, upon an  evaluation  that the  specific  power being  requested  is  reasonable  in light of our  objective to maximize the economic value of the stock and is not, in itself, abusive.
Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2.       We will  evaluate  proposals  where a Board of  Directors  has  requested  a change  in their  powers  of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

         a.       An  evaluation  will be made of the Board's  independence  and  performance  as determined by a review of relevant factors including:

                  1)       Length of service of senior management

                  2)       Number/percentage of outside directors

                  3)       Consistency of performance (EPS) over the last five years

                  4)       Value/growth of shares relative to industry/market   averages

         5)       Clear  evidence of management  and/or  strategy  changes  implemented  by the Board which are designed to improve company performance and shareholder value

         b.       If the Board is viewed to be independent and the financial performance of the Company has been good:

         1)       An evaluation will be made as to the appropriateness of the power or change being requested,  if properly exercised, to enhance the economic value of the stock.

                  2)       If the provision  itself is not viewed to be unnecessary or abusive  (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

         c.       If the Board is not viewed as  independent,  or the  performance  of the Company has not been good, or if the proposal is determined to be  inappropriate,  unnecessary,  unusual,  or abusive,  the proxy will be voted against such proposal.

         If the Proxy  Committee  deems it  appropriate,  the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

If the proposal  relates to issues that do not have a material  economic  impact on the value of the stock,  the proxy will be voted as recommended by management.

If the proposal has a potential  economic  impact on the value of the stock,  the analysis  outlined in paragraph C.2 above will be made. If the Board is viewed as independent  and the financial  performance of the Company has been good,  then the proxy will be voted as recommended by management.

3.       Standard shareholder proposals will be voted as indicated on Exhibit C.

E.       The Proxy Committee will ensure that adequate  records are maintained  which reflect (i) how and pursuant to which guidelines  proxies are voted, (ii) that proxies and holdings are being reconciled,  and (iii) whether  reasonable  efforts are being made to obtain any missing proxies.

This Proxy Policy  Statement may be disclosed to any current or prospective  trust customer or  beneficiary.  Disclosure of proxy voting in specific  accounts shall be made when requested by the plan sponsor,  beneficiary,  grantor,  owner, or any other person with a beneficial interest in the account.

Wells Fargo Bank employs  Institutional  Shareholder  Services (ISS) as its proxy voting agent,  responsible  for analyzing proxies and  recommending a voting  position  consistent with the Wells Fargo Proxy  Guidelines.  On issues where the Wells
Fargo Proxy  Guidelines are silent,  Wells Fargo Bank will defer to the ISS Proxy  Guidelines,  particularly in the case of global proxy issues.  The Wells Fargo Proxy  Committee is  responsible  for the final decision on the voting of all proxies for Wells Fargo Bank.

The Wells Fargo Proxy  Committee  has taken the following  steps to ensure that material  conflicts of interest are avoided between the  interests of the client (fund  shareholders  and trust  beneficiaries),  on the one hand,  and the  investment adviser,  corporation,  principal  underwriter,  or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

The Wells Fargo Proxy Committee  requires that all proxies  relating to fiduciary  accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

The Wells Fargo Proxy  Committee has adopted  system-wide,  written proxy  guidelines  and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

Wells Fargo has hired ISS as our  proxy-voting  agent in analyzing and recommending a voting position on all proxies (based
on  the  Wells  Fargo  Proxy  Guidelines)  to  ensure   independence  and  consistency  in  analysis,   interpretation  and
implementation of the proxy voting process.

Wells Fargo hires an independent  fiduciary to direct the Wells Fargo Proxy Committee on voting  instructions for the Wells
Fargo proxy.

Proxy guidelines,  which are implemented on a case-by-case  basis, are evaluated  consistently  across proxies on the basis of rigid, quantifiable thresholds.

The Wells Fargo organization has a wall of  confidentiality  between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

--------
1 Proxies for foreign  companies  often  contain  significantly  more voting  items than those of U.S.  companies.  Many of
these  items  on  foreign  proxies  involve  repetitive,   non-controversial  matters  that  are  mandated  by  local  law.
Accordingly,  there is an expanded list of items that are deemed  routine (and therefore  automatically  voted in favor for foreign  issuers,  including the  following:  (i)  receiving  financial  statements  or other reports from the board;  (ii)
approval of  declarations  of  dividends;  (iii)  appointment  of  shareholders  to sign board  meeting  minutes;  (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

William Blair & Company, LLC
International Proxy Voting Guidelines

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote **FOR** approval of financial statements and director and auditor reports, unless:

- There are concerns about the accounts presented or audit procedures used; or
- The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote **FOR** the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

- There are serious concerns about the accounts presented or the audit procedures used;
- The auditors are being changed without explanation; or
- Nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote **AGAINST** the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote **FOR** the appointment or reelection of statutory auditors, unless:

- There are serious concerns about the statutory reports presented or the audit procedures used;
- Questions exist concerning any of the statutory auditors being appointed; or
- The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote **FOR** approval of the allocation of income, unless:

- The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
- The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote **FOR** most stock (scrip) dividend proposals.

Vote **AGAINST** proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a **CASE-BY-CASE** basis.

CHANGE IN COMPANY FISCAL TERM

Vote **FOR** resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its Annual General Meeting.

1

Revised 7/1/2003

William Blair & Company, LLC
International Proxy Voting Guidelines

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote **AGAINST** resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a **CASE-BY-CASE** basis.

TRANSACT OTHER BUSINESS

Vote **AGAINST** other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote **FOR** management nominees in the election of directors, unless:

- There are clear concerns about the past performance of the company or the board; or
- The board fails to meet minimum corporate governance standards.

Vote **FOR** individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote **AGAINST** shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote **AGAINST** individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote **FOR** proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a **CASE-BY-CASE** basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a **CASE-BY-CASE** basis.

Vote **AGAINST** proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote **FOR** discharge of the board and management, unless:

- There are serious questions about actions of the board or management for the year in question; or
- Legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a **CASE-BY-CASE** basis.

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International Proxy Voting Guidelines

Vote **AGAINST** proposals to indemnify auditors.

BOARD STRUCTURE

Vote **FOR** proposals to fix board size.

Vote **AGAINST** the introduction of classified boards and mandatory retirement ages for directors.

Vote **AGAINST** proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:
Vote **FOR** issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote **FOR** issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a **CASE-BY-CASE** basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote **FOR** nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote **FOR** specific proposals to increase authorized capital to any amount, unless:

- The specific purpose of the increase (such as a share-based acquisition or merger) does not meet our guidelines for the purpose being proposed; or
- The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote **AGAINST** proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote **FOR** proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a **CASE-BY-CASE** basis.

CAPITAL STRUCTURES

Vote **FOR** resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote **AGAINST** requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

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International Proxy Voting Guidelines

PREFERRED STOCK

Vote **FOR** the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote **FOR** the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote **AGAINST** the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote **AGAINST** the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a **CASE-BY-CASE** basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a **CASE-BY-CASE** basis, with or without preemptive rights.

Vote **FOR** the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote **FOR** proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a **CASE-BY-CASE** basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a **CASE-BY-CASE** basis.

SHARE REPURCHASE PLANS

Vote **FOR** share repurchase plans, unless:

- Clear evidence of past abuse of the authority is available; or
- The plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

Vote **FOR** requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote **FOR** requests to capitalize reserves for bonus issues of shares or to increase par value.

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William Blair & Company, LLC
International Proxy Voting Guidelines

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a **CASE-BY-CASE** basis.

MERGERS AND ACQUISITIONS

Vote **FOR** mergers and acquisitions, unless:

- The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
- The company's structure following the acquisition or merger does not reflect good corporate governance.

Vote **AGAINST** if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a **CASE-BY-CASE** basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a **CASE-BY-CASE** basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote **FOR** resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a **CASE-BY-CASE** basis.

COMPENSATION PLANS

Vote compensation plans on a **CASE-BY-CASE** basis.

Vote **AGAINST** if the plans include specific provisions allowing for the repricing of options at the board's discretion. We oppose plans that include option repricing when the exercise price is reduced in response to a dropping share price.

ANTITAKEOVER MECHANISMS

Vote **AGAINST** all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a **CASE-BY-CASE** basis.

Vote **FOR** proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote **AGAINST** proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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PART C:  OTHER INFORMATION
--------------------------

ITEM 23.          Exhibits
                  --------

         (i)      (a).     (1)      Articles of Incorporation of Registrant.

         (iii)             (2)      Amendment to Articles of Incorporation of Registrant dated July 3, 1997.

         (iv)              (3)      Amendment to Articles of Incorporation of Registrant dated July 17, 1997.

         (vi)              (4)      Articles Supplementary of Registrant dated December 29, 1997.

         (viii)            (5)      Articles Supplementary of Registrant dated August 14, 1998.

         (viii)            (6)      Articles Supplementary of Registrant dated December 16, 1998.

         (xi)              (7)      Articles Supplementary of Registrant dated September 24, 1999.

         (xiii)            (8)      Articles Supplementary of Registrant dated February 16, 2000.

         (xv)              (9)      Articles Supplementary of Registrant dated May 1, 2000.

         (xvi)             (10)     Articles Supplementary of Registrant dated September 8, 2000.

         (xvii)            (11)     Articles of Amendment of Registrant dated September 8, 2000.

         (xvii)            (12)     Articles Supplementary of Registrant dated February 27, 2001.

         (xvii)            (13)     Articles of Amendment of Registrant dated February 27, 2001.

         (xix)             (14)     Articles of Amendment of Registrant dated September 7, 2001.

         (xxi)             (15)     Articles of Amendment of Registrant dated November 30, 2001.

         (xxii)            (16)     Articles Supplementary of Registrant dated February 26, 2002.

         (xxiii)           (17)     Articles of Amendment of Registrant dated April 24, 2002.

         (xxiv)            (18)     Articles of Amendment of Registrant dated July 1, 2002.

         (xxiv)            (19)     Articles of Amendment of Registrant dated November 11, 2002.

         (xxvii)           (20)     Articles of Amendment of Registrant dated December 15, 2003.

         (xxviii)          (21)     Articles of Amendment of Registrant dated January 27, 2004.

         (xxviii)          (22)    Articles Supplementary of Registrant dated January 27, 2004.

         (xxvi)   (b).     By-laws of Registrant.

                  (c).     None.

         (xxvi)   (d).     (1)      Form  of  Investment  Management  Agreement  among  the  Registrant,  American  Skandia
                                    Investment Services,  Incorporated and Prudential Investments LLC for the various funds of the Registrant.

         (xxvi)            (2)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and William Blair & Company LLC for the ASAF
                                    William Blair International Growth Fund.

         (xxvii)           (3)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and William Blair & Company LLC for the ASAF
                                    International Growth Fund.

         (xxvi)            (4)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Pilgrim Baxter & Associates, Ltd. for the
                                    ASAF PBHG Small-Cap Growth Fund.

         (xxvi)            (5)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc. for the
                                    ASAF DeAM Small-Cap Growth Fund.

         (xxvi)            (6)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and  GAMCO  Investors,  Inc.  for the  ASAF
                                    Gabelli Small-Cap Value Fund.

         (xxvi)            (7)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management for the
                                    ASAF Goldman Sachs Mid-Cap Growth Fund.

         (xxvi)            (8)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Neuberger Berman Management Inc. for the
                                    ASAF Neuberger Berman Mid-Cap Value Fund.

         (xxvi)            (9)      Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and INVESCO Funds Group,  Inc. for the ASAF
                                    INVESCO Technology Fund.

         (xxvi)            (10)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and INVESCO Funds Group,  Inc. for the ASAF
                                    INVESCO Health Sciences Fund.

         (xxvi)            (11)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and ProFund Advisors LLC for the ASAF ProFund
                                    Managed OTC Fund.

         (xxvi)            (12)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Marsico  Capital  Management LLC for the
                                    ASAF Marsico Capital Growth Fund.

         (xxvi)            (13)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management for the
                                    ASAF Goldman Sachs Concentrated Growth Fund.

         (xxviii)          (14)     Form of Interim  Sub-advisory  Agreement among American  Skandia  Investment  Services,
                                    Incorporated,  Prudential  Investments  LLC and Jennison  Associates  LLC. for the ASAF
                                    Large-Cap Growth Fund.

         (xxvi)            (15)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and T. Rowe Price  Associates,  Inc. for the
                                    ASAF T. Rowe Price Tax Managed Fund.

         (xxvi)            (16)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Sanford C. Bernstein & Co., LLC for the
                                    ASAF Sanford Bernstein Core Value Fund.

         (xxvi)            (17)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Sanford C. Bernstein & Co., LLC for the
                                    ASAF Sanford Bernstein Managed Index 500 Fund.

         (xxvi)            (18)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Alliance Capital Management L.P. for the
                                    ASAF Alliance Growth and Income Fund.

         (xxvi)            (19)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Massachusetts  Financial Services Company
                                    for the ASAF MFS Growth with Income Fund.

         (xxvi)            (20)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and INVESCO Funds Group,  Inc. for the ASAF
                                    INVESCO Capital Income Fund.

         (xxvi)            (21)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and American Century Investment  Management,
                                    Inc. for the ASAF American Century Strategic Balanced Fund.

         (xxvi)            (22)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Federated Investment  Counseling for the
                                    ASAF Federated High Yield Bond Fund.

         (xxvi)            (23)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Pacific Investment Management Company LLC
                                    for the ASAF PIMCO Total Return Bond Fund.

         (xxvi)            (24)     Form  of  Sub-advisory   Agreement   among  American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Wells Capital Management  Company,  Inc.
                                    for the ASAF Money Market Fund.

         (xxvi)   (e).     (1)      Form  of  Amended  and  Restated   Underwriting  and  Distribution   Agreement  between
                                    Registrant and American Skandia Marketing, Incorporated.

         (iii)             (2)      Form of Sales Agreement with American Skandia Marketing, Incorporated.

         (xiii)   (f).     (1)      Form of Deferred Compensation Plan.

         (xxvi)            (2)      Form of Amendment to Deferred Compensation Plan.

         (ii)     (g).     (1)      Form of Custody Agreement between Registrant and PNC Bank.

         (ii)              (2)      Form of Custody Agreement between Registrant and Morgan Stanley Trust Company.

         (vi)              (3)      Form of Amendment to Custody Agreement between Registrant and PNC Bank.

         (xviii)           (4)      Form of Foreign Custody Manager  Delegation  Amendment between Registrant and The Chase
                                    Manhattan Bank.

         (xiii)            (5)      Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company.

         (ii)     (h).     (1)      Form of Administration Agreement between Registrant and PFPC Inc.

         (xx)              (2)      Form of Transfer Agency and Service Agreement  between  Registrant and American Skandia
                                    Fund Services, Inc.

         (xxi)             (3)      Form of  Sub-transfer  Agency and  Service  Agreement  between  American  Skandia  Fund
                                    Services, Inc. and Boston Financial Data Services, Inc.

         (xv)              (4)      Form of  Administration  Agreement between  Registrant and American Skandia  Investment
                                    Services, Incorporated.

                  (i).     Opinion and Consent of Counsel to Registrant.

                  (j).     (1)      Consent of Independent Public Accountants of Registrant

         (iii)             (2)      Consent of Caplin & Drysdale.

         (v)               (3)      Opinion of Caplin & Drysdale

         (iii)             (4)      Consent of Rogers & Wells.

         (v)               (5)      Opinion of Rogers & Wells.

                  (k).     None.

         (ii)     (l).     Form of Share Purchase Agreement.

         (ii)     (m).     (1)      Form of Distribution and Service Plan for Class A Shares.

         (xxv)             (2)      Form of Distribution and Service Plan for Class B Shares.

         (ii)              (3)      Form of Distribution and Service Plan for Class C Shares.

         (ii)              (4)      Form of Distribution and Service Plan for Class X Shares.

         (xxv)             (5)      Form of Distribution and Service Plan for New Class X Shares.

         (xi)     (n).     Form of Rule 18f-3 Plan.

         (xxii)   (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         (xxii)            (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         (xxii)            (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         (xvii)            (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         (xvii)            (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         (xxi)             (6)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         (xvii)            (7)      Form of Code of Ethics of Federated Investment Counseling

          (xvii)           (8)      Form of Code of Ethics of GAMCO Investors, Inc.

         (xxv)             (9)      Form of Code of Ethics of Goldman Sachs Asset Management

         (xvii)            (10)     Form of Code of Ethics of INVESCO Funds Group, Inc.

                           (11)     Form of Code of Ethics of Jennison Associates LLC

         (xxiii)           (12)     Form of Code of Ethics of Marsico Capital Management, LLC

         (xvii)            (13)     Form of Code of Ethics of Massachusetts Financial Services Company

         (xvii)            (14)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         (xxv)             (15)     Form of Code of Ethics of Pacific Investment Management Company LLC

         (xviii)           (16)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         (xxv)             (17)     Form of Code of Ethics of Profund Advisors LLC

         (xvii)            (18)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

          (xvii)           (19)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         (xxiv)            (20)     Form of Code of Ethics of Wells Capital Management, Inc.

         (xxiv)            (21)     Form of Code of Ethics of William Blair & Company LLC.
-------------------------------------
(i)      Incorporated  by  reference  to  Registrant's  Initial  Registration  Statement  on Form  N-1A as  filed  with the
         Securities and Exchange Commission (the "Commission") on March 10, 1997.

(ii)     Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's  Registration Statement on Form N-1A as
         filed with the Commission on June 4, 1997.

(iii)    Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's  Registration Statement on Form N-1A as
         filed with the Commission on July 9, 1997.

(iv)     Incorporated by reference to Post-Effective  Amendment No. 1 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on October 17, 1997.

(v)      Incorporated by reference to Post-Effective  Amendment No. 2 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on December 31, 1997.

(vi)     Incorporated by reference to Post-Effective  Amendment No. 3 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on June 5, 1998.

(viii)   Incorporated by reference to Post-Effective  Amendment No. 5 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on December 31, 1998.

(xi)     Incorporated by reference to Post-Effective  Amendment No. 8 to Registrant's  Registration  Statement on Form N-1A
         as filed with the Commission on October 15, 1999.

(xiii)   Incorporated by reference to Post-Effective  Amendment No. 10 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 2, 2000.

(xv)     Incorporated by reference to Post-Effective  Amendment No. 12 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on August 22, 2000.

(xvi)    Incorporated by reference to Post-Effective  Amendment No. 13 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 15, 2000.

(xvii)   Incorporated by reference to Post-Effective  Amendment No. 14 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 1, 2001.

(xviii)  Incorporated by reference to Post-Effective  Amendment No. 15 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on July 16, 2001.

(xix)    Incorporated by reference to Post-Effective  Amendment No. 16 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on September 14, 2001.

(xx)     Incorporated by reference to Post-Effective  Amendment No. 17 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on October 11, 2001.

(xxi)    Incorporated by reference to Post-Effective  Amendment No. 18 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 10, 2001.

(xxii)   Incorporated by reference to Post-Effective  Amendment No. 20 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on March 1, 2002.

(xxiii)  Incorporated by reference to Post-Effective  Amendment No. 22 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on April 30, 2002.

(xxiv)   Incorporated by reference to Post-Effective  Amendment No. 23 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 26, 2002.

(xxv)    Incorporated by reference to Post-Effective  Amendment No. 24 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on February 28, 2003.

(xxvi)   Incorporated by reference to Post-Effective  Amendment No. 25 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on May 9, 2003.

(xxvii)  Incorporated by reference to Post-Effective  Amendment No. 26 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on December 29, 2003.

(xxviii) Incorporated by reference to Post-Effective  Amendment No. 27 to Registrant's  Registration Statement on Form N-1A
         as filed with the Commission on February 3, 2004.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant is not under common  control with any person except to the extent  Registrant is deemed to be under the control of its Investment Manager.

ITEM 25. Indemnification
         ---------------

         Section 2-418 of the General  Corporation Law of the State of Maryland provides for  indemnification  of officers, directors,  employees and agents of a Maryland  corporation.  With respect to indemnification of the officers and directors of the  Registrant,  and of other  employees  and agents to such extent as shall be authorized by the Board of Directors or the  By-laws of the  Registrant  and be  permitted  by law,  reference  is made to Article  VIII,  Paragraph  (a)(5) of the
Registrant's Articles of Incorporation and Article V of the Registrant's By-laws, both filed herewith.

         With respect to liability of the Investment  Manager to Registrant or to shareholders of Registrant's  Funds under the Investment Management Agreement, reference is made to Section 8 of the Investment Management Agreement filed herewith.

         With respect to the Sub-Advisors'  indemnification  under the Sub-Advisory  Agreements of the Investment  Manager,
any  affiliated  person  within the  meaning of Section  2(a)(3) of the  Investment  Company Act of 1940,  as amended  (the
"ICA"),  of the  Investment  Manager and each person,  if any, who controls the  Investment  Manager  within the meaning of
Section 15 of the 1933 Act,  as amended  (the "1933  Act"),  reference  is made to Section 14 of each form of  Sub-Advisory
Agreement filed herewith.

         With  respect  to  Registrant's  indemnification  of  American  Skandia  Marketing,  Incorporated  and  Prudential
Investment  Management  Services  LLC (the  "Distributors"),  its officers  and  directors  and any person who controls the
Distributor  within the meaning of Section 15 of the 1933 Act, and the  Distributor's  indemnification  of Registrant,  its officers and directors and any person who controls  Registrant,  if any,  within the meaning of the 1933 Act,  reference is made to Section 10 of the form of Underwriting and Distribution Agreement filed herewith.

         Insofar as  indemnification  for liability arising under the 1933 Act may be permitted to directors,  officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Commission  such  indemnification  is against public policy as expressed in the 1933 Act and is, therefore,  unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the  Registrant  or expenses  incurred or paid by a director,  officer or  controlling  person of the  Registrant in the successful  defense of any action,  suit or  proceeding) is asserted by such  director,  officer or  controlling  person in connection with the securities being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been  settled  by  controlling  precedent,  submit  to a court  of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is  against  public  policy  as  expressed  in the  1933  Act and  will  be  governed  by the  final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         ASISI, One Corporate Drive, Shelton,  Connecticut and Prudential Investments LLC ("PI"), Gateway Center Three, 100
Mulberry  Street,  Newark,  New Jersey serve as  co-managers  (each an  "Investment  Manager" and together the  "Investment
Managers)  to the  Registrant  pursuant  to an  investment  management  agreement  with the Company on behalf of each Fund.
Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No.  801-40532),  including the amendments  to such Form ADV filed with the  Commission on February 28, 2001,  June 29, 2001,  March 28, 2002 and March 26,
2003 and is  incorporated  herein by  reference.  Information  as to the officers  and  directors of PI is included in PI's current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

         The  Investment  Managers  currently  engage the  following  sub-advisors  (the  "Sub-advisors")  to  conduct  the investment  programs of the funds of the Registrant:  (a) William Blair & Company LLC, 222 West Adams Street,  Chicago,  IL
60606; (b) American Century Investment  Management,  Inc., Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri
64111;  (c) Pilgrim Baxter & Associates,  Ltd, 1400 Liberty Ridge Drive,  Wayne,  PA 19087 (d) Deutsche  Asset  Management,
Inc., 280 Park Avenue, New York, New York 10017; (e) GAMCO Investors,  Inc. One Corporate Center,  Rye, New York 10580; (f)
Goldman Sachs Asset  Management,  32 Old Slip - 17th Floor, 1 Financial  Square,  New York, NY 10005;  (g) Neuberger Berman
Management Inc. 605 Third Avenue,  New York, NY 10158; (h) INVESCO  Institutional  N.A, Inc., 1360 Peachtree Street,  N.E.,
Suite 100,  Atlanta,  GA 30309,  (i) ProFund  Advisors LLC, 7501 Wisconsin  Avenue,  10th Floor,  Bethesda,  MD 20814;  (j)
Alliance Capital  Management L.P., 1345 Avenue of the Americas,  New York, NY 10105; (k) Marsico Capital  Management,  LLC,
1200 17th Street, Denver, CO 80202; (l) T. Rowe Price Associates,  Inc., 100 East Pratt Street,  Baltimore,  Maryland 21202
(m) Sanford C. Bernstein & Co., LLC, 767 Fifth Avenue,  New York, NY 10153; (n) Massachusetts  Financial  Services Company,
500  Boylston  Street,  Boston,  Massachusetts  02116 (o)  Federated  Investment  Counseling,  Federated  Investors  Tower,
Pittsburgh,  Pennsylvania  15222-3779;  (p) Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
Newport Beach,  California  92660; (q) Wells Capital  Management,  Inc., 525 Market Street,  10th Floor, San Francisco,  CA
94105 and (r) Jennison  Associates  LLC, 466 Lexington  Avenue,  New York,  New York 10017.  Information as to the officers and directors of each of the  Sub-advisors  is included in each  Sub-advisor's  current Form ADV, as amended and filed with the Commission, and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         American  Skandia  Marketing,  Incorporated,  One  Corporate  Drive,  Shelton,  Connecticut  06484 and  Prudential
Investment  Management Services,  LLC, Gateway Center Three, 100 Mulberry Street,  Newark, NJ 07102 (the "Distributors," as
previously  defined)  serve as the principal  underwriters  and  distributors  for the  Registrant.  The  Distributors  are registered  broker-dealers  and members of the National  Association  of  Securities  Dealers,  Inc. The  Distributors  are
"affiliated  persons" (as defined under the ICA) of the Registrant and ASISI,  being a wholly-owned  subsidiary of American
Skandia Incorporated.

         The following table sets forth information on the current officers and directors of the Distributor:

David R. Odenath, Jr.                  President, Chief Executive Officer & Director
Eugene Stark                           Chief Financial Officer
Lesley Mann                            Chief Operations Officer
Edward C. Chaplin                      Treasurer
Anthony Piszel                         Controller
Timothy Harris                         Chief Legal Officer & Corporate Secretary
David A. Pugliese                      Chief Compliance Officer
Maryanne Ryan                          Chief Anti-Money Laundering Officer
Christopher Allegro                    Vice President
Timothy S. Cronin                      Vice President
Jacob Herschler                        Vice President
Marc Levine                            Vice President
Steve Long                             Vice President
William Marsh                          Vice President
Nicholas Campanella                    Vice President
Polly Rae                              Vice President
Yvonne Rocco                           Vice President
Richard Singmaster                     Vice President
Hayward L. Sawyer                      Vice President
Paul Blinn                             Assistant Controller
Anne Bloss                             Assistant Controller
Linda Gann                             Assistant Controller
Janice Pavlou                          Assistant Controller
Robert Szuhany                         Assistant Controller
Kathleen A. Chapman                    Asst. Corporate Secretary
Maureen W. Meade                       Asst. Corporate Secretary
Laura Delaney                          Asst. Treasurer
Kathleen C. Hoffman                    Asst. Treasurer
Georgia T. Garnecki                    Asst. Secretary
Kathleen M. Gibson                     Asst. Secretary
James Avery                            Director
Vivian Banta                           Director
Richard Carbone                        Director
Helen Galt                             Director
Ronald Joelson                         Director

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records  regarding the  Registrant's  securities  holdings are maintained at Registrant's  Custodians,  PFPC Trust
Company,  Airport Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and JP
Morgan  Chase Bank,  4 MetroTech  Center,  Brooklyn,  New York 11245.  Certain  records  with  respect to the  Registrant's securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's corporate  records are maintained at its offices at One Corporate  Drive,  Shelton,  Connecticut  06484.  The  Registrant's
financial  ledgers and similar  financial  records are  maintained  at the  offices of its  Administrator,  PFPC Inc.,  103
Bellevue  Parkway,  Wilmington,  DE 19809.  Certain records  regarding the shareholders of the Registrant are maintained at the offices of the  Registrant's  sub-transfer  agent,  Boston Financial Data Services,  Inc., Two Heritage Drive,  Quincy,
Massachusetts 02171.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                        SIGNATURES
                                                        ----------

         Pursuant  to the  requirements  of the  Securities  Act of 1933  and  the  Investment  Company  Act of  1940,  the
Registrant,  American Skandia Advisor Funds,  Inc., has duly caused this Registration  Statement to be signed on its behalf by the  undersigned,  duly  authorized,  in the City of Shelton,  and State of  Connecticut,  on the 1st day of March 2004.
This Amendment meets all the  requirements  for  effectiveness  under paragraph (b) of rule 485 under the Securities Act of
1933.

                                                     AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                     By: /s/Edward P. Macdonald
                                                         ----------------------
                                                          Edward P. Macdonald
                                                          Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                       Date
---------                                            -----                                       ----

/s/ Judy A. Rice*                                    President & Director                        3/1/04
-----------------                                                                                ------
Judy A. Rice

/s/ David E.A. Carson*                               Director                                    3/1/04
----------------------                                                                           ------
David E.A. Carson

/s/ Grace Torres                                     Treasurer                                   3/1/04
----------------                                                                                 ------
Grace Torres

/s/ Robert E. LaBlanc*                               Director                                    3/1/04
----------------------                                                                           ------
Robert E. LaBlanc

/s/ Douglas H. McCorkindale*                         Director                                    3/1/04
----------------------------                                                                     ------
Douglas H. McCorkindale

/s/Richard A. Redeker*                               Director                                    3/1/04
----------------------                                                                           ------
Richard A. Redeker

/s/Robin B. Smith*                                   Director                                    3/1/04
------------------                                                                               ------
Robin B. Smith

/s/Stephen Stoneburn*                                Director                                    3/1/04
---------------------                                                                            ------
Stephen Stoneburn

/s/ Clay t. Whitehead*                               Director                                    3/1/04
----------------------                                                                           ------
Clay T. Whitehead

/s/Robert F. Gunia*                                  Director                                    3/1/04
-------------------                                                                              ------
Robert F. Gunia

                                            *By: /s/ Edward P. Macdonald
                                                 -----------------------
                                                  Edward P. Macdonald
                                                  Assistant Secretary

                                     *Pursuant to Powers of Attorney previously filed.

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                               Registration Statement Under
                                              The Securities Act of 1933 and
                                            The Investment Company Act of 1940

                                                     INDEX TO EXHIBITS
                                                     -----------------

          Exhibit Number                                               Description
          --------------                                               -----------

                  (i).                               Opinion and Consent of Counsel to Registrant.

                  (j)(1)                             Consent of Independent Public Accountants of Registrant

                  (p)(11)                            Form of Code of Ethics of Jennison Associates LLC